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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23305

AMERICAN CENTURY ETF TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	08-31

Date of reporting period:	08-31-2020

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

August 31, 2020

American Century® Diversified Corporate Bond ETF (KORP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancenturyetfs.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat into early 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, risk assets largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most risk assets rebounded quickly, despite weak economic and corporate earnings data. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. The broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain. U.S. stocks generally fared better than their counterparts elsewhere, and the growth style significantly outperformed value stocks, which struggled. Bond returns were broadly positive, as yields declined sharply.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of August 31, 2020
		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	5.48%	5.01%	1/11/2018
Market Price	5.58%	5.15%	1/11/2018
Bloomberg Barclays U.S. Intermediate Corporate Bond Index	6.72%	5.97%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 11, 2018

Value on August 31, 2020
Net Asset Value — $11,377

Bloomberg Barclays U.S. Intermediate Corporate Bond Index — $11,652

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Charles Tan, Jason Greenblath, Jeffrey Houston, Gavin Fleischman and Le Tran

Fund Strategy

American Century Diversified Corporate Bond ETF seeks to offer enhanced return potential versus passive capitalization-weighted corporate bond portfolios. We employ a holistic approach, emphasizing investment-grade credits, while dynamically allocating a portion of the portfolio to high-yield securities. We integrate fundamental and quantitative analysis in a systematically managed portfolio that strives to balance interest rate risk and credit risk. We seek to maintain a duration range of three to seven years, which we believe should mitigate interest rate risk without sacrificing yield.

The fund is an actively managed ETF that does not seek to replicate the performance of a specific index. To determine whether to buy or sell a security, we consider several factors, including fund requirements and standards, economic conditions, alternative investments, interest rates and various credit metrics.

Performance Review

The fund returned 5.58% on a market price basis for the 12-month period ended August 31, 2020. On a net asset value (NAV) basis, the fund returned 5.48%. For the same time period, the Bloomberg Barclays U.S. Intermediate Corporate Bond Index, the fund’s benchmark index, returned 6.72%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

High-Yield Bonds and Energy Sector Investments Hindered Performance

Like most asset classes, the corporate bond market endured extreme volatility during the 12-month period. Early on, higher-risk appetites led to high-yield corporate bonds outperforming investment-grade issues. The onset of the pandemic in March, however, drove investors into safe-haven U.S. Treasuries, resulting in a precipitous drop in all credit-sensitive assets. The prompt monetary and fiscal response by the Federal Reserve (Fed) and U.S. government restored liquidity, stabilized the markets and sparked a summer-long risk rally. Due in part to direct Fed support, investment-grade bonds generally outperformed high-yield issues during the rebound, and the fund’s out-of-index exposure to the riskier securities detracted from returns.

Additionally, a dramatic fall in the price of oil in March led to a significant decline in the fund’s energy sector holdings. More specifically, security selection in the integrated energy industry weighed on results. Security selection and overweight positions, compared to the index, in the midstream and refining industries also detracted. Having identified more value in other sectors, we pared our exposure to energy names.

Elsewhere, as the pandemic essentially shut down travel and tourism worldwide, our position in aircraft lease securities hurt relative returns. Because the holdings are well diversified across the globe and continued to trade at attractive levels, we maintained the exposure.

Hedges Buffered Decline

As the pandemic unfolded and economic volatility surged, we hedged our high-yield exposure. In combination with some sales of select high-yield holdings, the maneuver helped mitigate declines in March and April. Confident the worst was over, we unwound the hedges by the end of April.

Defensive Issues, Duration Bolstered Returns

Amid the market’s decline, we invested in the defensive electric utilities industry, which contributed positively to relative performance. An overweight position in the construction materials industry
4

further enhanced returns, as the U.S. construction industry continued to operate during the pandemic-related shutdowns. Similarly, health care largely sidestepped the market’s drop, and the fund benefited from an overweight stake in the sector.

The fund’s longer-than-index duration also proved beneficial as Treasury yields dropped. The broader interest rate environment also helped push corporate spreads to the tighter end of their historical range.

As risk-on investing resurfaced through the summer, we reduced our exposure to the electric utilities industry and BBB-rated securities that appeared unable to survive a gradual recovery. As part of this broader review, we identified some compelling opportunities in the industrials sector and among real estate investment trusts. The fund finished the period with BBB-rated bonds accounting for approximately 60% of the portfolio.

Portfolio Positioning

Going forward, we see several supportive factors for the corporate bond market, including the Fed’s lower-for-longer rate policy, even in the face of rising inflation. We also believe the economy is past the worst of the pandemic, although the recovery will likely be slow.

Notwithstanding the recovery’s likely stops and starts, we believe corporate credit remains an attractive place to invest, especially as investors seek higher-yielding investments in a low-rate environment. New issuance surged late in the period as many companies took advantage of low rates to refinance existing debt, adding to the attractiveness of the asset class.

Late in the period, we increased the fund’s allocation to high-yield bonds, and we expect to continue to actively seek additional opportunities within the space, as well as among BBB-rated securities. Furthermore, we anticipate maintaining a longer duration and capitalizing in part on the considerable volume of new issues coming to market.

5

Fund Characteristics

AUGUST 31, 2020

Portfolio at a Glance
Weighted Average Life to Maturity	5.7 years
Average Duration (Effective)	4.7 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	94.9%
U.S. Treasury Securities	1.1%
Temporary Cash Investments	4.2%
Temporary Cash Investments - Securities Lending Collateral	—*
Other Assets and Liabilities	(0.2)%
*Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$1,023.50	$1.48	0.29%
Hypothetical	$1,000	$1,023.68	$1.48	0.29%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
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Schedule of Investments

AUGUST 31, 2020

	Principal Amount	Value
CORPORATE BONDS — 94.9%
Aerospace and Defense — 0.6%
Boeing Co. (The), 4.875%, 5/1/25	$374,000	$407,250
Boeing Co. (The), 5.15%, 5/1/30	268,000	300,638
		707,888
Auto Components — 0.4%
BorgWarner, Inc., 2.65%, 7/1/27	427,000	453,449
Automobiles — 1.3%
General Motors Co., 4.875%, 10/2/23	773,000	845,233
General Motors Financial Co., Inc., 2.75%, 6/20/25	536,000	554,093
General Motors Financial Co., Inc., 2.70%, 8/20/27	180,000	180,006
		1,579,332
Banks — 16.1%
Banco Santander SA, 2.75%, 5/28/25	400,000	425,641
Bank of America Corp., MTN, VRN, 1.32%, 6/19/26	1,577,000	1,598,765
Bank of America Corp., VRN, 3.00%, 12/20/23	1,613,000	1,700,676
Bank of America Corp., VRN, 3.42%, 12/20/28	1,256,000	1,404,493
Bank of Montreal, MTN, 1.85%, 5/1/25	397,000	417,112
Barclays plc, VRN, 2.65%, 6/24/31	200,000	203,415
BNP Paribas SA, VRN, 2.59%, 8/12/35(1)	400,000	395,872
Canadian Imperial Bank of Commerce, 0.95%, 6/23/23	288,000	291,606
Citigroup, Inc., 4.05%, 7/30/22	1,298,000	1,383,308
Citigroup, Inc., VRN, 3.11%, 4/8/26	561,000	609,709
Citigroup, Inc., VRN, 2.57%, 6/3/31	286,000	302,611
Cooperatieve Rabobank UA, VRN, 1.34%, 6/24/26(1)	40,000	40,667
Fifth Third BanCorp., 2.375%, 1/28/25	21,000	22,330
Huntington Bancshares, Inc., 4.35%, 2/4/23	836,000	897,429
JPMorgan Chase & Co., VRN, 2.08%, 4/22/26	1,390,000	1,460,230
JPMorgan Chase & Co., VRN, 2.18%, 6/1/28	331,000	346,569
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	1,337,000	1,433,985
Lloyds Banking Group plc, VRN, 2.91%, 11/7/23	200,000	209,161
Lloyds Banking Group plc, VRN, 2.44%, 2/5/26	600,000	631,143
National Bank of Canada, VRN, 0.90%, 8/15/23	400,000	402,566
Natwest Group plc, VRN, 2.36%, 5/22/24	200,000	207,191
Nordea Bank Abp, 0.75%, 8/28/25(1)	680,000	678,220
Royal Bank of Canada, MTN, 1.15%, 6/10/25	349,000	355,521
Santander UK Group Holdings plc, VRN, 1.53%, 8/21/26	230,000	230,296
Toronto-Dominion Bank (The), MTN, 0.75%, 6/12/23	301,000	304,169
Truist Bank, 3.30%, 5/15/26	500,000	564,691
UniCredit SpA, VRN, 5.46%, 6/30/35(1)	250,000	259,054
Wells Fargo & Co., 4.125%, 8/15/23	1,065,000	1,165,061
Wells Fargo & Co., 3.00%, 10/23/26	192,000	212,018
Wells Fargo & Co., MTN, VRN, 3.20%, 6/17/27	536,000	587,054
Wells Fargo & Co., MTN, VRN, 2.39%, 6/2/28	63,000	65,866
Wells Fargo & Co., MTN, VRN, 2.57%, 2/11/31	293,000	307,730
Wells Fargo & Co., VRN, 2.19%, 4/30/26	401,000	419,494
		19,533,653
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	Principal Amount	Value
Beverages — 2.0%
Constellation Brands, Inc., 3.20%, 2/15/23	$993,000	$1,052,938
Keurig Dr Pepper, Inc., 4.06%, 5/25/23	685,000	748,995
PepsiCo, Inc., 3.00%, 10/15/27	536,000	607,710
		2,409,643
Biotechnology — 2.4%
AbbVie, Inc., 2.60%, 11/21/24(1)	1,500,000	1,608,517
AbbVie, Inc., 3.20%, 5/14/26	685,000	762,641
Amgen, Inc., 1.90%, 2/21/25	536,000	562,692
		2,933,850
Building Products — 0.8%
Lennox International, Inc., 1.70%, 8/1/27	204,000	206,100
Masco Corp., 4.375%, 4/1/26	553,000	648,992
Standard Industries, Inc., 4.75%, 1/15/28(1)	146,000	154,030
		1,009,122
Capital Markets — 7.4%
Ares Capital Corp., 4.25%, 3/1/25	625,000	645,856
Ares Finance Co. II LLC, 3.25%, 6/15/30(1)	215,000	225,976
Credit Suisse Group AG, VRN, 2.19%, 6/5/26(1)	500,000	517,499
Goldman Sachs BDC, Inc., 3.75%, 2/10/25	156,000	163,717
Goldman Sachs Group, Inc. (The), 3.00%, 4/26/22	1,069,000	1,086,588
Goldman Sachs Group, Inc. (The), 3.50%, 4/1/25	94,000	104,259
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	801,000	893,945
Goldman Sachs Group, Inc. (The), 2.60%, 2/7/30	229,000	244,314
Goldman Sachs Group, Inc. (The), VRN, 2.91%, 6/5/23	1,140,000	1,186,781
Intercontinental Exchange, Inc., 1.85%, 9/15/32	135,000	137,051
Morgan Stanley, 4.875%, 11/1/22	1,138,000	1,240,296
Morgan Stanley, 3.625%, 1/20/27	536,000	609,413
Morgan Stanley, VRN, 2.19%, 4/28/26	1,279,000	1,346,934
Oaktree Specialty Lending Corp., 3.50%, 2/25/25	268,000	269,974
UBS Group AG, 4.125%, 9/24/25(1)	250,000	286,809
		8,959,412
Chemicals — 1.9%
CF Industries, Inc., 4.50%, 12/1/26(1)	555,000	631,875
Dow Chemical Co. (The), 2.10%, 11/15/30	1,000,000	988,478
Westlake Chemical Corp., 3.60%, 8/15/26	624,000	682,194
		2,302,547
Commercial Services and Supplies — 1.4%
RELX Capital, Inc., 3.00%, 5/22/30	149,000	164,316
Republic Services, Inc., 2.30%, 3/1/30	536,000	569,956
Waste Connections, Inc., 2.60%, 2/1/30	857,000	920,402
		1,654,674
Communications Equipment — 0.2%
Juniper Networks, Inc., 4.50%, 3/15/24	78,000	87,705
Motorola Solutions, Inc., 2.30%, 11/15/30	204,000	203,637
		291,342
Construction Materials — 1.4%
Martin Marietta Materials, Inc., 2.50%, 3/15/30	503,000	524,663
Vulcan Materials Co., 4.50%, 4/1/25	543,000	619,881
Vulcan Materials Co., 3.50%, 6/1/30	536,000	607,152
		1,751,696
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	Principal Amount	Value
Consumer Finance — 3.1%
Capital One Financial Corp., 3.50%, 6/15/23	$1,135,000	$1,219,468
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(1)	423,000	420,135
Synchrony Financial, 3.75%, 8/15/21	1,195,000	1,221,439
Synchrony Financial, 2.85%, 7/25/22	822,000	846,583
		3,707,625
Containers and Packaging — 0.1%
Berry Global, Inc., 5.125%, 7/15/23	177,000	179,434
Diversified Financial Services — 1.1%
GE Capital Funding LLC, 4.40%, 5/15/30(1)	450,000	474,866
NatWest Markets plc, 2.375%, 5/21/23(1)	200,000	206,761
Voya Financial, Inc., 3.65%, 6/15/26	627,000	710,423
		1,392,050
Diversified Telecommunication Services — 2.3%
AT&T, Inc., 2.30%, 6/1/27	96,000	101,959
AT&T, Inc., 1.65%, 2/1/28	165,000	167,514
AT&T, Inc., 2.75%, 6/1/31	427,000	453,191
Deutsche Telekom International Finance BV, 1.95%, 9/19/21(1)	1,126,000	1,139,689
Verizon Communications, Inc., 3.15%, 3/22/30	314,000	355,443
Verizon Communications, Inc., 4.40%, 11/1/34	407,000	508,412
		2,726,208
Electric Utilities — 4.1%
Berkshire Hathaway Energy Co., 4.05%, 4/15/25(1)	801,000	916,971
Duke Energy Corp., 2.65%, 9/1/26	861,000	940,595
Edison International, 4.125%, 3/15/28	638,000	666,281
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	861,000	994,177
PSEG Power LLC, 3.00%, 6/15/21	861,000	877,106
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	570,000	565,727
		4,960,857
Entertainment — 1.2%
Netflix, Inc., 5.75%, 3/1/24	332,000	375,389
Netflix, Inc., 3.625%, 6/15/25(1)	100,000	105,740
Netflix, Inc., 5.875%, 11/15/28	41,000	50,401
Netflix, Inc., 5.375%, 11/15/29(1)	95,000	114,356
TWDC Enterprises 18 Corp., MTN, 2.125%, 9/13/22	280,000	288,997
Walt Disney Co. (The), 1.75%, 1/13/26	311,000	324,533
Walt Disney Co. (The), 2.20%, 1/13/28	139,000	147,570
		1,406,986
Equity Real Estate Investment Trusts (REITs) — 5.6%
Alexandria Real Estate Equities, Inc., 3.80%, 4/15/26	374,000	428,127
Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33	102,000	101,107
American Tower Corp., 2.10%, 6/15/30	860,000	879,204
Brixmor Operating Partnership LP, 4.05%, 7/1/30	110,000	118,207
Crown Castle International Corp., 3.20%, 9/1/24	177,000	192,138
Crown Castle International Corp., 3.70%, 6/15/26	536,000	606,497
Equinix, Inc., 5.375%, 5/15/27	600,000	657,579
Federal Realty Investment Trust, 3.95%, 1/15/24	258,000	280,000
Highwoods Realty LP, 2.60%, 2/1/31	102,000	101,572
Host Hotels & Resorts LP, 3.75%, 10/15/23	300,000	311,663
Iron Mountain, Inc., 4.50%, 2/15/31(1)	92,000	94,645
Kilroy Realty LP, 4.25%, 8/15/29	72,000	81,282
Kilroy Realty LP, 3.05%, 2/15/30	175,000	181,974
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	Principal Amount	Value
Kimco Realty Corp., 1.90%, 3/1/28	$263,000	$259,140
Lexington Realty Trust, 2.70%, 9/15/30	197,000	199,884
Mid-America Apartments LP, 1.70%, 2/15/31	252,000	248,278
National Retail Properties, Inc., 2.50%, 4/15/30	409,000	402,739
Regency Centers LP, 2.95%, 9/15/29	85,000	87,653
Regency Centers LP, 3.70%, 6/15/30	106,000	117,595
Retail Properties of America, Inc., 4.00%, 3/15/25	196,000	195,629
Simon Property Group LP, 3.50%, 9/1/25	386,000	424,662
Spirit Realty LP, 3.20%, 2/15/31	184,000	180,092
VEREIT Operating Partnership LP, 3.40%, 1/15/28	249,000	258,024
Welltower, Inc., 2.70%, 2/15/27	119,000	126,633
Welltower, Inc., 2.75%, 1/15/31(2)	235,000	239,342
		6,773,666
Food and Staples Retailing — 0.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(1)	110,000	112,585
Sysco Corp., 3.30%, 7/15/26	171,000	185,304
		297,889
Food Products — 1.8%
Lamb Weston Holdings, Inc., 4.875%, 11/1/26(1)	268,000	281,023
Mondelez International Holdings Netherlands BV, 2.125%, 9/19/22(1)	873,000	901,902
Mondelez International, Inc., 2.75%, 4/13/30	511,000	559,676
Post Holdings, Inc., 5.00%, 8/15/26(1)	374,000	388,786
		2,131,387
Gas Utilities — 0.5%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	536,000	605,307
Health Care Equipment and Supplies — 2.0%
Baxter International, Inc., 3.75%, 10/1/25(1)	801,000	913,737
Becton Dickinson and Co., 3.73%, 12/15/24	498,000	553,284
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	314,000	340,443
Stryker Corp., 1.15%, 6/15/25	354,000	359,863
Zimmer Biomet Holdings, Inc., 3.55%, 3/20/30	266,000	297,787
		2,465,114
Health Care Providers and Services — 3.5%
Anthem, Inc., 4.10%, 3/1/28	597,000	699,184
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)	216,000	228,245
Centene Corp., 5.375%, 6/1/26(1)	250,000	264,688
Centene Corp., 4.25%, 12/15/27	268,000	282,020
CVS Health Corp., 4.30%, 3/25/28	861,000	1,014,276
DaVita, Inc., 4.625%, 6/1/30(1)	268,000	281,902
HCA, Inc., 5.875%, 5/1/23(2)	536,000	587,700
Molina Healthcare, Inc., 5.375%, 11/15/22	321,000	337,852
UnitedHealth Group, Inc., 2.95%, 10/15/27	536,000	601,307
		4,297,174
Hotels, Restaurants and Leisure — 1.3%
Las Vegas Sands Corp., 3.90%, 8/8/29	300,000	303,652
Marriott International, Inc., 4.625%, 6/15/30	511,000	560,238
Starbucks Corp., 1.30%, 5/7/22	758,000	770,227
		1,634,117
Household Durables — 1.1%
DR Horton, Inc., 4.75%, 2/15/23	765,000	826,281
11

	Principal Amount	Value
MDC Holdings, Inc., 3.85%, 1/15/30	$536,000	$547,642
		1,373,923
Industrial Conglomerates — 0.8%
Carlisle Cos., Inc., 2.75%, 3/1/30	642,000	680,826
General Electric Co., 3.625%, 5/1/30	256,000	264,070
		944,896
Insurance — 2.9%
American International Group, Inc., 4.25%, 3/15/29	359,000	421,473
American International Group, Inc., 3.40%, 6/30/30	84,000	93,163
Athene Global Funding, 2.50%, 1/14/25(1)	336,000	347,083
Athene Global Funding, 2.55%, 6/29/25(1)	154,000	159,988
Athene Global Funding, 2.45%, 8/20/27(1)	150,000	151,765
Belrose Funding Trust, 2.33%, 8/15/30(1)	190,000	189,280
Equitable Financial Life Global Funding, 1.40%, 8/27/27(1)	140,000	140,330
Five Corners Funding Trust II, 2.85%, 5/15/30(1)	380,000	406,507
Globe Life, Inc., 2.15%, 8/15/30	210,000	211,490
Great-West Lifeco US Finance 2020 LP, 0.90%, 8/12/25(1)	148,000	147,999
Principal Life Global Funding II, 1.50%, 8/27/30(1)	335,000	332,031
Protective Life Global Funding, 1.08%, 6/9/23(1)	300,000	304,409
Prudential Financial, Inc., VRN, 5.625%, 6/15/43	404,000	434,396
Unum Group, 4.50%, 3/15/25	124,000	138,036
		3,477,950
Internet and Direct Marketing Retail — 0.6%
Expedia Group, Inc., 3.60%, 12/15/23(1)	300,000	305,567
QVC, Inc., 4.375%, 9/1/28	460,000	479,815
		785,382
IT Services — 1.5%
Fiserv, Inc., 2.25%, 6/1/27	172,000	182,604
Fiserv, Inc., 3.50%, 7/1/29	685,000	780,550
International Business Machines Corp., 1.70%, 5/15/27	200,000	207,365
International Business Machines Corp., 1.95%, 5/15/30	212,000	219,372
PayPal Holdings, Inc., 2.30%, 6/1/30	151,000	160,842
Western Union Co. (The), 2.85%, 1/10/25	261,000	276,010
		1,826,743
Life Sciences Tools and Services — 0.7%
Agilent Technologies, Inc., 2.10%, 6/4/30	278,000	285,946
Thermo Fisher Scientific, Inc., 3.20%, 8/15/27	536,000	605,157
		891,103
Machinery — 0.9%
Otis Worldwide Corp., 2.29%, 4/5/27(1)	801,000	851,728
Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	215,000	226,533
		1,078,261
Media — 3.2%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	402,000	421,823
Comcast Corp., 3.30%, 2/1/27	861,000	975,162
Comcast Corp., 1.95%, 1/15/31	215,000	221,638
CSC Holdings LLC, 5.875%, 9/15/22	285,000	302,734
Discovery Communications LLC, 3.95%, 6/15/25	127,000	143,616
Discovery Communications LLC, 3.625%, 5/15/30	65,000	72,045
Time Warner Cable LLC, 4.00%, 9/1/21	223,000	228,214
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	360,000	428,311
ViacomCBS, Inc., 4.75%, 5/15/25	147,000	169,870
12

	Principal Amount	Value
ViacomCBS, Inc., 3.70%, 6/1/28	$232,000	$257,389
ViacomCBS, Inc., 4.20%, 5/19/32	245,000	278,573
WPP Finance 2010, 3.75%, 9/19/24	394,000	432,627
		3,932,002
Metals and Mining — 1.7%
Newcrest Finance Pty Ltd., 3.25%, 5/13/30(1)	536,000	592,602
Reliance Steel & Aluminum Co., 2.15%, 8/15/30	153,000	151,802
Southern Copper Corp., 3.875%, 4/23/25	641,000	708,779
Steel Dynamics, Inc., 2.80%, 12/15/24	548,000	581,092
		2,034,275
Multi-Utilities — 1.0%
Ameren Corp., 3.50%, 1/15/31	541,000	621,187
CenterPoint Energy, Inc., 4.25%, 11/1/28	498,000	591,511
		1,212,698
Oil, Gas and Consumable Fuels — 6.0%
Aker BP ASA, 3.00%, 1/15/25(1)	600,000	607,339
Chevron Corp., 2.00%, 5/11/27	1,069,000	1,134,393
Concho Resources, Inc., 2.40%, 2/15/31	9,000	8,828
Diamondback Energy, Inc., 3.50%, 12/1/29	406,000	413,662
Energy Transfer Operating LP, 3.60%, 2/1/23	511,000	530,999
Enterprise Products Operating LLC, 3.125%, 7/31/29	409,000	447,130
Exxon Mobil Corp., 1.57%, 4/15/23	1,069,000	1,102,957
Hess Corp., 3.50%, 7/15/24	266,000	275,272
Magellan Midstream Partners LP, 3.25%, 6/1/30	842,000	911,358
ONEOK, Inc., 4.00%, 7/13/27	1,165,000	1,217,826
Plains All American Pipeline LP / PAA Finance Corp., 3.80%, 9/15/30	630,000	634,913
		7,284,677
Paper and Forest Products — 0.7%
Georgia-Pacific LLC, 2.10%, 4/30/27(1)	801,000	844,296
Pharmaceuticals — 1.7%
Elanco Animal Health, Inc., 4.91%, 8/27/21	600,000	616,875
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)	250,000	272,650
Mylan NV, 3.95%, 6/15/26	522,000	591,974
Royalty Pharma plc, 1.20%, 9/2/25(1)(3)	620,000	618,982
		2,100,481
Professional Services — 0.5%
Jaguar Holding Co. II / PPD Development LP, 4.625%, 6/15/25(1)	106,000	110,413
Jaguar Holding Co. II / PPD Development LP, 5.00%, 6/15/28(1)	427,000	453,154
		563,567
Road and Rail — 1.3%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	600,000	619,500
Aviation Capital Group LLC, 5.50%, 12/15/24(1)	230,000	236,749
Union Pacific Corp., 2.40%, 2/5/30	619,000	670,176
		1,526,425
Semiconductors and Semiconductor Equipment — 2.3%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.65%, 1/15/23	953,000	991,976
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 1/15/25	151,000	162,086
Broadcom, Inc., 2.25%, 11/15/23	149,000	155,125
Broadcom, Inc., 3.15%, 11/15/25	182,000	197,256
Microchip Technology, Inc., 2.67%, 9/1/23(1)	371,000	384,291
Micron Technology, Inc., 4.64%, 2/6/24	268,000	298,255
13

	Principal Amount/Shares	Value
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	$250,000	$265,323
NXP BV / NXP Funding LLC / NXP USA, Inc., 3.15%, 5/1/27(1)	102,000	111,578
QUALCOMM, Inc., 2.15%, 5/20/30	215,000	227,156
		2,793,046
Technology Hardware, Storage and Peripherals — 1.9%
Dell International LLC / EMC Corp., 5.45%, 6/15/23(1)	66,000	72,912
Dell International LLC / EMC Corp., 4.00%, 7/15/24(1)	597,000	644,989
EMC Corp., 3.375%, 6/1/23	125,000	129,452
Hewlett Packard Enterprise Co., 1.45%, 4/1/24	450,000	456,020
NetApp, Inc., 1.875%, 6/22/25	40,000	41,653
Seagate HDD Cayman, 4.25%, 3/1/22	243,000	252,881
Seagate HDD Cayman, 4.75%, 6/1/23	410,000	442,317
Seagate HDD Cayman, 4.875%, 3/1/24	124,000	136,096
Seagate HDD Cayman, 4.75%, 1/1/25	130,000	141,931
		2,318,251
Textiles, Apparel and Luxury Goods — 0.6%
NIKE, Inc., 2.40%, 3/27/25	536,000	577,778
PVH Corp., 4.625%, 7/10/25(1)	94,000	96,856
		674,634
Thrifts and Mortgage Finance — 0.7%
Nationwide Building Society, 1.00%, 8/28/25(1)	795,000	799,015
Trading Companies and Distributors — 0.3%
Air Lease Corp., MTN, 2.875%, 1/15/26	184,000	183,046
Aircastle Ltd., 5.25%, 8/11/25(1)	123,000	120,143
		303,189
Water Utilities — 0.7%
Essential Utilities, Inc., 2.70%, 4/15/30	801,000	866,820
Wireless Telecommunication Services — 1.1%
T-Mobile USA, Inc., 3.875%, 4/15/30(1)	332,000	379,861
T-Mobile USA, Inc., 2.55%, 2/15/31(1)	129,000	135,049
Vodafone Group plc, 2.95%, 2/19/23	741,000	784,793
		1,299,703
TOTAL CORPORATE BONDS (Cost $110,706,978)		115,095,759
U.S. TREASURY SECURITIES — 1.1%
U.S. Treasury Notes, 1.375%, 1/31/25 (Cost $1,235,978)	1,231,000	1,292,550
TEMPORARY CASH INVESTMENTS — 4.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $5,142,935)	5,142,935	5,142,935
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(4)†
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $14,048)	14,048	14,048
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $117,099,939)		121,545,292
OTHER ASSETS AND LIABILITIES — (0.2)%		(285,412)
TOTAL NET ASSETS — 100.0%		$121,259,880
14

NOTES TO SCHEDULE OF INVESTMENTS
MTN	-	Medium Term Note
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†    Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $22,768,762, which represented 18.8% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $13,630. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $14,048.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $117,085,891) — including $13,630 of securities on loan	$121,531,244
Investment made with cash collateral received for securities on loan, at value (cost of $14,048)	14,048
Total investment securities, at value (cost of $117,099,939)	121,545,292
Receivable for investments sold	242,252
Interest receivable	853,399
122,640,943

Liabilities
Payable for collateral received for securities on loan	14,048
Payable for investments purchased	1,337,577
Accrued management fees	29,438
1,381,063

Net Assets	$121,259,880

Shares outstanding (unlimited number of shares authorized)	2,300,000

Net Asset Value Per Share	$52.72

Net Assets Consist of:
Capital paid in	$115,579,221
Distributable earnings	5,680,659
$121,259,880

See Notes to Financial Statements.
16

Statement of Operations

YEAR ENDED AUGUST 31, 2020
Investment Income (Loss)
Income:
Interest	$2,842,791
Securities lending, net	468
2,843,259

Expenses:
Management fees	295,830
Other expenses	261
296,091

Net investment income (loss)	2,547,168

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,378,979
Futures contract transactions	(29,692)
Swap agreement transactions	(184,500)
1,164,787

Change in net unrealized appreciation (depreciation) on:
Investments	2,241,279
Futures contracts	2,784
Swap agreements	42,017
2,286,080

Net realized and unrealized gain (loss)	3,450,867

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,998,035

See Notes to Financial Statements.
17

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2020 AND AUGUST 31, 2019
Increase (Decrease) in Net Assets	August 31, 2020	August 31, 2019
Operations
Net investment income (loss)	$2,547,168	$1,336,780
Net realized gain (loss)	1,164,787	132,752
Change in net unrealized appreciation (depreciation)	2,286,080	2,447,919
Net increase (decrease) in net assets resulting from operations	5,998,035	3,917,451

Distributions to Shareholders
From earnings	(2,757,995)	(1,157,153)

Capital Share Transactions
Proceeds from shares sold	53,791,152	49,282,909
Payments for shares redeemed	(105,286)	—
Net increase (decrease) in net assets from capital share transactions	53,685,866	49,282,909

Net increase (decrease) in net assets	56,925,906	52,043,207

Net Assets
Beginning of period	64,333,974	12,290,767
End of period	$121,259,880	$64,333,974

Transactions in Shares of the Fund
Sold	1,050,000	1,000,000
Redeemed	(2,000)	—
Net increase (decrease) in shares of the fund	1,048,000	1,000,000

See Notes to Financial Statements.
18

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Diversified Corporate Bond ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek to provide current income. Shares of the fund are listed for trading on the NYSE Arca, Inc.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as
19

interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$14,048	—	—	—	$14,048
Gross amount of recognized liabilities for securities lending transactions					$14,048

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

20

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 53% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.29%.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 totaled $183,031,473, of which $4,534,773 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 totaled $169,796,976, of which 3,425,244 represented U.S. Treasury and Government Agency obligations.

Securities received in-kind through subscriptions for the period ended August 31, 2020 were $38,855,901. There were no securities delivered in-kind through redemptions during the period.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund may issue and redeem Creation Units in return for a basket of securities (and an amount of cash) or entirely for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).
21

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$115,095,759	—
U.S. Treasury Securities	—	1,292,550	—
Temporary Cash Investments	$5,142,935	—	—
Temporary Cash Investments - Securities Lending Collateral	14,048	—	—
	$5,156,983	$116,388,309	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $3,241,000.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $2,387,677 futures contracts purchased.
At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities.

22

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(184,500)	Change in net unrealized appreciation (depreciation) on swap agreements	$42,017
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(29,692)	Change in net unrealized appreciation (depreciation) on futures contracts	2,784
		$(214,192)		$44,801

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2020 and August 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$2,704,848	$1,157,153
Long-term capital gains	$53,147	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$117,118,370
Gross tax appreciation of investments	$4,448,502
Gross tax depreciation of investments	(21,580)
Net tax appreciation (depreciation) of investments	$4,426,922
Undistributed ordinary income	$704,367
Accumulated long-term capital gains	$549,370
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020	$51.38	1.28	1.49	2.77	(1.40)	(0.03)	(1.43)	$52.72	5.48%	0.29%	2.50%	174%	$121,260
2019	$48.77	1.67	2.48	4.15	(1.54)	—	(1.54)	$51.38	8.70%	0.39%	3.37%	35%	$64,334
2018(4)	$50.00	0.96	(1.37)	(0.41)	(0.82)	—	(0.82)	$48.77	(0.77)%	0.45%(5)	3.09%(5)	38%	$12,291

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)January 11, 2018 (fund inception) through August 31, 2018.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Diversified Corporate Bond ETF (the "Fund"), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the two years in the period ended August 31, 2020 and the period from January 11, 2018 (fund inception) through August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Diversified Corporate Bond ETF as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period ended August 31, 2020 and the period from January 11, 2018 (fund inception) through August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

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Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
30

controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year and since inception periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
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COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.
32

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $53,147, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended August 31, 2020.

The fund hereby designates $199,332 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended August 31, 2020.

For nonresident alien shareholders, the fund hereby designates $2,391,194, or up to the maximum amount allowable, of ordinary income distributions as qualified interest income for the fiscal year ended August 31, 2020.

36

Notes
37

Notes
38

Notes
39

Notes

40

Contact Us	americancenturyetfs.com
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American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95461 2010

Annual Report

August 31, 2020

American Century® Diversified Municipal Bond ETF (TAXF)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancenturyetfs.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat into early 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, risk assets largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most risk assets rebounded quickly, despite weak economic and corporate earnings data. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. The broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain. U.S. stocks generally fared better than their counterparts elsewhere, and the growth style significantly outperformed value stocks, which struggled. Bond returns were broadly positive, as yields declined sharply.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of August 31, 2020
		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	2.66%	6.07%	9/10/2018
Market Price	2.69%	6.11%	9/10/2018
S&P National AMT-Free Municipal Bond Index	3.01%	5.98%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2020
Net Asset Value — $11,234

S&P National AMT-Free Municipal Bond Index — $11,215

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Steven Permut, Joseph Gotelli and Alan Kruss

Fund Strategy

American Century Diversified Municipal Bond ETF seeks to provide consistent tax-free income. As an actively managed ETF that does not seek to replicate the performance of a specific index, the fund employs a research-driven process to select holdings. The fund draws from across the municipal bond (muni) universe and adjusts exposure depending on prevailing market conditions. We dynamically allocate holdings to investment-grade issues and may opportunistically include high-yield issues when the risk/reward balance is attractive. In selecting securities, we employ an active, time-tested process designed to identify attractive issues with low default risk, aiming to align risk exposures with our highest-conviction ideas.

Performance Review

The fund returned 2.69% on a market price basis for the 12 months ended August 31, 2020. On a net asset value (NAV) basis, the fund returned 2.66%. For the same time period, the S&P National AMT-Free Municipal Bond Index, the fund’s benchmark index, returned 3.01%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Lower-Quality Securities, Duration Hindered Performance

Like most asset classes, the muni market endured extreme volatility during the 12-month period. Early on, waning trade tensions and an improving global growth outlook fostered risk-on investing, driving muni prices higher. However, as the coronavirus spread across the U.S. in early 2020, economic activity grinded to a halt, and risk assets sold off sharply. Robust demand for safe-haven assets led to considerable muni underperformance versus Treasuries.

Swift action by the Federal Reserve (Fed), including cutting short-term interest rates to near 0% and launching aggressive lending and asset-purchase plans, aided the market. The Fed’s efforts included the $500 billion Municipal Liquidity Facility, which restored market confidence that muni issuers would have access to liquidity as needed. Meanwhile, lawmakers passed the Coronavirus Aid, Relief and Economic Security (CARES) Act, which also helped soothe investors’ anxieties. A summer-long risk rally followed, especially as states lifted pandemic-related restrictions.

Demand for munis gradually recovered to nearly pre-COVID-19 levels by the end of the reporting period. New-issue levels similarly whipsawed through 2020, although taxable issuance remained greater than tax-exempt issuance. Overall, muni returns largely trailed Treasuries. Within the broad muni sector, higher-quality securities outperformed lower-quality issues, and general obligation (GO) bonds outperformed revenue bonds.

Against this backdrop, the fund’s exposure to lower-quality bonds detracted from relative returns, although we added select positions as spreads widened during the downturn. In addition, our yield curve positioning hurt performance, although our slightly longer-than-index duration mitigated a portion of the decline as muni yields recovered during the summer months.

Security Selection Gains Offset Sector Allocation Declines

Our security selection aided relative performance, led by investments in the hospital, transportation and student housing sectors. The gains mitigated the losses resulting from an overweight position, relative to the index, in the higher-risk student housing sector. Security selection also made up for much of the declines stemming from overweight stakes in the hospital and charter school sectors.

The fund also benefited from security selection in the toll facilities and water and sewer sectors, while underweight positions in higher-quality prerefunded and state GO bonds detracted. Exposure in the out-of-index multifamily housing and retirement community sectors also hindered results.
4

Portfolio Positioning

Given the prevailing uncertainty related to the pandemic, we’re continually evaluating the broad secular and cyclical repercussions. We’re also monitoring how sectors such as student housing, nursing homes, convention centers and airports will manage marketplace changes.

As good as the CARES Act was in addressing the initial expenses of fighting COVID-19, we’re waiting to see what the next round of stimulus looks like. And if no new relief is forthcoming, state and local governments will likely need to implement measures to right-size under a lower-revenue regime. Meanwhile, the upcoming election also looms large due to the potential for higher tax rates, which generally provide a tailwind to the muni market.

Ultimately, we’re confident in the market’s resiliency, and we expect credit fundamentals to remain largely stable. Although downgrade levels will likely rise as the impact of the pandemic plays out, we believe defaults will mostly affect the riskiest parts of the market. We believe opportunities will continue to arise across the asset class at all quality levels, and our fundamental credit research will help identify those opportunities.

5

Fund Characteristics

AUGUST 31, 2020
Portfolio at a Glance
Weighted Average Life to Maturity	10.7 years
Average Duration (Modified)	5.4 years

Top Five States and Territories	% of net assets
California	17.7%
Illinois	10.3%
Texas	9.3%
Florida	7.0%
Arizona	6.9%

Top Five Sectors	% of fund investments
Special Tax	15%
General Obligation (GO) - Local	10%
General Obligation (GO) - State	10%
Corporate Municipal	8%
Hospital	7%

Types of Investments in Portfolio	% of net assets
Municipal Securities	97.8%
Temporary Cash Investments	3.4%
Other Assets and Liabilities	(1.2)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$992.10	$1.45	0.29%
Hypothetical	$1,000	$1,023.68	$1.48	0.29%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

AUGUST 31, 2020

	Principal Amount	Value
MUNICIPAL SECURITIES — 97.8%
Alabama — 1.5%
Black Belt Energy Gas District Rev., VRN, 4.00%, 12/1/48 (GA: Goldman Sachs & Company)	$535,000	$587,302
Southeast Alabama Gas Supply District Rev., VRN, 4.00%, 4/1/49 (GA: Goldman Sachs Group, Inc.)	395,000	436,668
		1,023,970
Arizona — 6.9%
Arizona Department of Transportation State Highway Fund Rev., 5.00%, 7/1/29	160,000	186,094
Arizona Industrial Development Authority Rev., 3.625%, 5/20/33	197,215	205,910
Arizona Industrial Development Authority Rev., (Legacy Cares, Inc.), 7.75%, 7/1/50(1)	200,000	197,902
Arizona Industrial Development Authority Rev., (Pinecrest Academy of Nevada), 4.00%, 7/15/40(1)	200,000	195,166
Arizona Industrial Development Authority Rev., (Provident Group-NCCU Properties LLC), 5.00%, 6/1/27 (BAM)	400,000	485,240
Industrial Development Authority of the City of Phoenix Rev., (BASIS Schools, Inc. Obligated Group), 4.00%, 7/1/25(1)	515,000	530,579
Industrial Development Authority of the City of Phoenix Rev., (Downtown Phoenix Student Housing LLC), 5.00%, 7/1/32	155,000	169,243
Industrial Development Authority of the City of Phoenix Rev., (Leman Academy of Excellence, Inc.), 5.00%, 7/1/54(1)	60,000	61,209
Maricopa County Industrial Development Authority Rev., (Legacy Traditional School Obligated Group), 5.00%, 7/1/39(1)	200,000	216,556
Phoenix GO, 5.00%, 7/1/21	525,000	546,173
Salt River Project Agricultural Improvement & Power District Rev., 5.00%, 1/1/38	750,000	944,520
Salt Verde Financial Corp. Rev., 5.00%, 12/1/37 (GA: Citigroup Global Markets)	335,000	458,659
Tempe Industrial Development Authority Rev., (Mirabella at ASU, Inc.), 4.00%, 10/1/23(1)	440,000	439,107
		4,636,358
California — 17.7%
Anaheim Public Financing Authority Rev., (Anaheim), 5.00%, 9/1/30 (BAM)	375,000	477,641
Bay Area Toll Authority Rev., 4.00%, 4/1/29	230,000	272,341
California Community College Financing Authority Rev., (NCCD-Orange Coast Properties LLC), 5.00%, 5/1/30	500,000	529,985
California County Tobacco Securitization Agency Rev., 5.00%, 6/1/49	100,000	118,181
California County Tobacco Securitization Agency Rev., (Alameda County Tobacco Securitization Corp.), 0.00%, 6/1/50(2)	100,000	16,267
California Housing Finance Rev., 4.00%, 3/20/33	395,999	437,567
California Housing Finance Rev., 4.25%, 1/15/35	492,956	555,793
California Pollution Control Financing Authority Rev., (San Diego County Water Authority), 5.00%, 7/1/39(1)	500,000	582,420
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.25%, 12/1/38(1)	240,000	265,042
California Statewide Communities Development Authority Special Assessment, (Contra County Costa Assessment District No. 14-01), 4.00%, 9/2/21	330,000	337,960
Elk Grove Finance Authority Special Tax, 5.00%, 9/1/30	515,000	602,370
8

	Principal Amount	Value
Folsom Ranch Financing Authority Special Tax, (Folsom Community Facilities District No. 19), 5.00%, 9/1/39	$500,000	$574,025
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/23	40,000	44,765
Golden State Tobacco Securitization Corp. Rev., 3.50%, 6/1/36	465,000	471,933
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/47	210,000	215,926
Golden State Tobacco Securitization Corp. Rev., 5.25%, 6/1/47	100,000	103,141
Hastings Campus Housing Finance Authority Rev., 5.00%, 7/1/45(3)	200,000	207,364
Long Beach Bond Finance Authority Rev., 5.50%, 11/15/37 (GA: Merrill Lynch & Co.)	100,000	145,669
Morongo Band of Mission Indians Rev., 5.00%, 10/1/42(1)	100,000	109,738
Norman Y Mineta San Jose International Airport SJC Rev., 5.00%, 3/1/22	500,000	528,880
Orange County Community Facilities District Special Tax, 5.25%, 8/15/45	415,000	463,563
Palomar Health GO, 5.00%, 8/1/27	545,000	664,840
Poway Unified School District Special Tax, (Poway Unified School District Community Facilities District No. 16), 4.00%, 9/1/31	315,000	376,082
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	300,000	315,837
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/38	250,000	308,370
Santa Paula Special Tax, (Santa Paula Harvest Community Facilities District No. 1), 5.00%, 9/1/35	600,000	692,496
South Placer Wastewater Authority Rev., (Roseville), 5.00%, 11/1/33	550,000	785,779
State of California GO, 5.25%, 8/1/32 (AGM)	525,000	752,860
State of California GO, 5.00%, 8/1/34	245,000	303,308
Tobacco Securitization Authority of Southern California Rev., 5.00%, 6/1/30	230,000	306,040
Tracy Community Facilities District Special Tax, (Tracy Community Facilities District No. 2016-01), 5.00%, 9/1/39	280,000	310,727
		11,876,910
Colorado — 1.8%
Colorado Health Facilities Authority Rev., (Frasier Meadows Manor, Inc.), 5.00%, 5/15/23	100,000	105,899
Colorado Health Facilities Authority Rev., (Sisters of Charity of Leavenworth Health System, Inc. Obligated Group), 4.00%, 1/1/38	200,000	233,118
Denver Urban Renewal Authority Tax Allocation, 5.25%, 12/1/39(1)	100,000	102,777
Vauxmont Metropolitan District GO, 5.00%, 12/15/21 (AGM)	100,000	105,362
Vauxmont Metropolitan District GO, 5.00%, 12/15/22 (AGM)	100,000	109,446
Village Metropolitan District GO, 5.00%, 12/1/49(3)	500,000	514,215
		1,170,817
Connecticut — 1.4%
State of Connecticut GO, 5.00%, 4/15/34	750,000	952,815
Florida — 7.0%
Alachua County Health Facilities Authority Rev., (Shands Teaching Hospital & Clinics Obligated Group), VRN, 5.00%, 12/1/37	350,000	417,386
Greater Orlando Aviation Authority Rev., 5.00%, 10/1/33	180,000	216,335
Lake County Rev., (Educational Charter Foundation of Florida, Inc.), 5.00%, 1/15/39(1)	550,000	581,025
Miami-Dade County Expressway Authority Rev., 5.00%, 7/1/30	585,000	674,166
Miami-Dade County Water & Sewer System Rev., 4.00%, 10/1/35	135,000	158,364
Osceola County Transportation Rev., 5.00%, 10/1/30	500,000	635,900
Palm Beach County Health Facilities Authority Rev., (Baptist Health South Florida Obligated Group), 5.00%, 8/15/30	300,000	388,188
Pinellas County Industrial Development Authority Rev., (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/29	150,000	166,266
9

	Principal Amount	Value
Pinellas County Industrial Development Authority Rev., (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/39	$375,000	$421,031
School District of Broward County COP, 5.00%, 7/1/23	515,000	576,512
State of Florida GO, 5.00%, 6/1/21	430,000	445,669
		4,680,842
Georgia — 0.9%
Main Street Natural Gas, Inc. Rev., VRN, 4.00%, 3/1/50 (GA: Citigroup Global Markets)	500,000	582,700
Hawaii — 0.4%
City & County Honolulu Wastewater System Rev., 4.00%, 7/1/32	250,000	284,450
Illinois — 10.3%
Chicago GO, 5.00%, 1/1/30	400,000	463,912
Chicago GO, 5.00%, 1/1/40	380,000	382,348
Chicago GO, 5.50%, 1/1/49	100,000	113,488
Chicago Board of Education GO, 5.00%, 12/1/34	280,000	312,850
Chicago Board of Education GO, 5.00%, 12/1/42	60,000	61,170
Chicago Wastewater Transmission Rev., 5.50%, 1/1/30 (AGM-CR NATL-RE)	100,000	128,289
Illinois Finance Authority Rev., 5.00%, 11/1/49	200,000	208,652
Illinois Finance Authority Rev., (State of Illinois Water Revolving Fund - Clean Water Program), 5.00%, 7/1/33	750,000	989,535
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/31	300,000	395,319
Illinois State Toll Highway Authority Rev., 5.00%, 1/1/37	325,000	384,033
Kane County School District No. 131 Aurora East Side GO, 4.00%, 12/1/31 (AGM)	200,000	229,300
Metropolitan Water Reclamation District of Greater Chicago GO, 5.00%, 12/1/28	400,000	490,516
Northern Illinois University Rev., 4.00%, 4/1/35 (BAM)	250,000	284,447
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/22	100,000	107,674
State of Illinois GO, 5.00%, 11/1/21	440,000	456,342
State of Illinois GO, 5.00%, 11/1/24	85,000	92,823
State of Illinois GO, 5.00%, 10/1/25	105,000	117,577
State of Illinois GO, 5.00%, 11/1/29	280,000	313,740
State of Illinois GO, 5.00%, 10/1/30	600,000	685,854
State of Illinois GO, 5.00%, 10/1/33	200,000	224,894
State of Illinois GO, 5.50%, 5/1/39	40,000	46,778
State of Illinois GO, 5.75%, 5/1/45	100,000	117,488
Will County Community High School District No. 210 Lincoln-Way GO, 4.00%, 1/1/22 (AGM)	300,000	308,898
		6,915,927
Iowa — 0.8%
Iowa Finance Authority Rev., (Iowa Fertilizer Co. LLC), 3.125%, 12/1/22	85,000	86,078
Iowa Finance Authority Rev., (Lifespace Communities, Inc. Obligated Group), 5.00%, 5/15/48	400,000	423,532
		509,610
Kentucky — 2.9%
Ashland Rev., (Ashland Hospital Corp. Obligated Group), 5.00%, 2/1/30	370,000	449,091
Kentucky Bond Development Corp. Rev., 5.00%, 9/1/38	250,000	283,627
Kentucky Economic Development Finance Authority Rev., (Owensboro Health, Inc. Obligated Group), 5.25%, 6/1/41	100,000	112,180
Kentucky Public Energy Authority Rev., VRN, 4.00%, 4/1/48 (GA: Morgan Stanley)	300,000	331,290
10

	Principal Amount	Value
Kentucky Public Energy Authority Rev., VRN, 4.00%, 1/1/49 (GA: BP Corp. North America, Inc.)	$440,000	$494,670
Kentucky Public Energy Authority Rev., VRN, 4.00%, 12/1/49 (GA: Morgan Stanley)	250,000	283,193
		1,954,051
Louisiana — 1.6%
Greater Ouachita Water Co. Rev., 4.00%, 9/1/30 (BAM)	100,000	121,667
Louisiana Stadium & Exposition District Rev., 5.00%, 7/3/23	100,000	105,952
New Orleans Aviation Board Rev., (Parking Facilities Corp.), 5.00%, 10/1/48 (AGM)	250,000	293,633
St. John the Baptist Rev., (Marathon Oil Corp.), VRN, 2.00%, 6/1/37	50,000	50,150
St. John the Baptist Rev., (Marathon Oil Corp.), VRN, 2.10%, 6/1/37	500,000	502,750
		1,074,152
Maryland — 2.6%
Baltimore Rev., 4.00%, 9/1/27	200,000	206,970
Brunswick Special Tax, 5.00%, 7/1/36	100,000	105,210
Rockville Rev., (King Farm Presbyterian Retirement Community, Inc.), 3.50%, 11/1/26	325,000	318,799
State of Maryland GO, 5.00%, 8/1/27	425,000	554,680
State of Maryland GO, 5.00%, 8/1/31	245,000	329,902
State of Maryland Department of Transportation Rev., 5.00%, 2/1/22	230,000	245,682
		1,761,243
Massachusetts — 3.7%
Massachusetts GO, 5.00%, 5/1/25	260,000	316,597
Massachusetts Bay Transportation Authority Rev., 5.25%, 7/1/32	500,000	723,020
Massachusetts Development Finance Agency Rev., (Milford Regional Medical Center Obligated Group), 5.00%, 7/15/21(1)(3)	130,000	133,832
Massachusetts Development Finance Agency Rev., (Milford Regional Medical Center Obligated Group), 5.00%, 7/15/22(1)(3)	115,000	122,006
Massachusetts Development Finance Agency Rev., (NewBridge on the Charles, Inc. Obligated Group), 4.00%, 10/1/32(1)	100,000	102,856
Massachusetts Development Finance Agency Rev., (NewBridge on the Charles, Inc.), 5.00%, 10/1/37(1)	150,000	161,323
Massachusetts Development Finance Agency Rev., (Wellforce Obligated Group), 4.00%, 10/1/45 (AGM)	300,000	344,193
Massachusetts Transportation Trust Fund Metropolitan Highway System Rev., 5.00%, 1/1/32	460,000	591,146
		2,494,973
Michigan — 0.8%
Detroit City School District GO, 5.25%, 5/1/32 (AGM Q-SBLF)	95,000	130,723
Detroit Downtown Development Authority Tax Allocation, 5.00%, 7/1/23 (AGM)	350,000	392,854
		523,577
Nebraska — 0.3%
Omaha Public Power District Rev., 5.00%, 2/1/23	200,000	223,026
Nevada — 2.3%
Clark County Department of Aviation Rev., 5.00%, 7/1/21	420,000	434,960
Las Vegas Special Improvement District No. 815 Special Assessment, 4.00%, 12/1/31	250,000	260,238
Las Vegas Special Improvement District No. 815 Special Assessment, 5.00%, 12/1/49	200,000	211,622
Sparks Rev., 2.50%, 6/15/24(1)	180,000	178,837
State of Nevada Highway Improvement Rev., 4.00%, 12/1/33	360,000	430,200
		1,515,857
New Hampshire — 0.5%
New Hampshire Business Finance Authority Rev., 4.125%, 1/20/34	297,706	321,865
11

	Principal Amount	Value
New Jersey — 4.0%
New Jersey Economic Development Authority Rev., 5.25%, 12/15/20 (Ambac)	$40,000	$40,498
New Jersey Economic Development Authority Rev., 5.50%, 6/15/30	260,000	309,829
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 6/15/22	440,000	471,152
New Jersey Transportation Trust Fund Authority Rev., 5.50%, 12/15/22	155,000	170,387
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/28	300,000	365,565
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/32	350,000	413,913
New Jersey Transportation Trust Fund Authority Rev., 5.00%, 12/15/33	150,000	176,577
New Jersey Turnpike Authority Rev., 5.00%, 1/1/48	150,000	180,753
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/29	100,000	127,349
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/30	100,000	126,404
Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/46	280,000	317,408
		2,699,835
New Mexico — 1.3%
New Mexico Hospital Equipment Loan Council Rev., (Haverland Carter Lifestyle Obligated Group), 2.25%, 7/1/23	100,000	97,341
New Mexico Municipal Energy Acquisition Authority Rev., VRN, 5.00%, 11/1/39 (LIQ FAC: Royal Bank of Canada)	500,000	597,010
Santa Fe Rev., (El Castillo Retirement Residences Obligated Group), 2.625%, 5/15/25	200,000	195,438
		889,789
New York — 5.1%
Metropolitan Transportation Authority Rev., 5.00%, 9/1/22	595,000	621,394
New York City GO, 5.00%, 8/1/27(3)	320,000	404,486
New York City Industrial Development Agency Rev., (TrIPs Obligated Group), 5.00%, 7/1/22	360,000	380,844
New York City Water & Sewer System Rev., 5.00%, 6/15/22	125,000	135,786
New York City Water & Sewer System Rev., 5.00%, 6/15/22(4)	85,000	92,175
New York City Water & Sewer System Rev., 5.00%, 6/15/25	500,000	579,235
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters LLC), 5.25%, 10/1/35	200,000	279,122
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters LLC), 5.50%, 10/1/37 (GA: Goldman Sachs Group, Inc.)	175,000	253,997
New York State Dormitory Authority Rev., (State of New York Personal Income Tax Rev.), 4.00%, 2/15/37	500,000	593,585
Yonkers Economic Development Corp. Rev., (Charter School of Educational Excellence), 5.00%, 10/15/39	100,000	106,238
		3,446,862
North Carolina — 1.1%
North Carolina Medical Care Commission Rev., (Maryfield, Inc. Obligated Group), 2.875%, 10/1/26(3)	50,000	50,041
State of North Carolina Rev., 5.00%, 5/1/25	250,000	303,773
State of North Carolina Rev., 5.00%, 3/1/34	275,000	356,081
		709,895
Ohio — 2.0%
Buckeye Tobacco Settlement Financing Authority Rev., 4.00%, 6/1/48	300,000	331,863
Buckeye Tobacco Settlement Financing Authority Rev., 5.00%, 6/1/55	300,000	330,000
Cuyahoga County Rev., (MetroHealth System), 5.00%, 2/15/42	360,000	405,281
12

	Principal Amount	Value
Northeast Ohio Regional Sewer District Rev., 4.00%, 11/15/37	$125,000	$150,855
Ohio Higher Educational Facility Commission Rev., (Cleveland Institute of Art), 5.50%, 12/1/53	100,000	102,387
		1,320,386
Oregon — 0.6%
Clackamas County Hospital Facility Authority Rev., (Rose Villa, Inc. Obligated Group), 5.125%, 11/15/40	250,000	265,668
Clackamas County Hospital Facility Authority Rev., (Willamette View, Inc.), 5.00%, 11/15/47	100,000	104,985
		370,653
Pennsylvania — 2.9%
Commonwealth Financing Authority Rev., 5.00%, 6/1/25	275,000	329,216
Pennsylvania GO, 5.00%, 7/15/29	500,000	664,505
Pennsylvania State Public School Building Authority Rev., 5.00%, 6/1/29 (AGM)	290,000	377,699
Pennsylvania Turnpike Commission Rev., 5.00%, 12/1/46	180,000	207,468
School District of Philadelphia GO, 5.00%, 9/1/20	350,000	350,000
		1,928,888
South Carolina — 1.0%
Berkeley County Special Assessment, (Berkeley County Nexton Improvement District), 4.25%, 11/1/40	100,000	100,880
South Carolina Jobs-Economic Development Authority Rev., (Bon Secours Mercy Health, Inc.), VRN, 5.00%, 12/1/48	500,000	585,455
		686,335
Tennessee — 0.3%
Tennessee Energy Acquisition Corp. Rev., VRN, 4.00%, 11/1/49 (GA: Goldman Sachs Group, Inc.)	185,000	211,631
Texas — 9.3%
Arlington Higher Education Finance Corp. Rev., 5.00%, 8/15/29 (PSF-GTD)	400,000	531,708
Arlington Higher Education Finance Corp. Rev., (Great Hearts America - Texas), 4.00%, 8/15/32 (PSF-GTD)	425,000	518,976
Bexar County Health Facilities Development Corp. Rev., (Army Retirement Residence Obligated Group), 5.00%, 7/15/25	115,000	123,724
Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/33	600,000	646,686
Clifton Higher Education Finance Corp. Rev., (International American Education Federation, Inc.), 6.125%, 8/15/48	50,000	56,527
Corpus Christi Utility System Rev. Rev., 5.00%, 7/15/33	400,000	534,328
Dallas Area Rapid Transit Rev., 5.00%, 12/1/34	125,000	165,131
Houston GO, 5.00%, 3/1/29	340,000	452,611
New Hope Cultural Education Facilities Finance Corp. Rev., (CHF-Collegiate Housing Island Campus LLC), 4.00%, 4/1/21	425,000	424,821
New Hope Cultural Education Facilities Finance Corp. Rev., (CHF-Collegiate Housing Island Campus LLC), 5.00%, 4/1/27	240,000	246,372
North Texas Tollway Authority Rev., (North Texas Tollway System), 5.00%, 1/1/26	515,000	589,716
Round Rock Independent School District GO, 5.00%, 8/1/24 (PSF-GTD)	125,000	147,994
San Antonio Water System Rev., 4.00%, 5/15/34	250,000	306,473
Texas Transportation Commission Turnpike System Rev., Series 2012 A, (First Tier), 5.00%, 8/15/22, Prerefunded at 100% of Par(4)	825,000	902,311
Texas Water Development Board Rev., (State Water Implementation Rev. Fund for Texas), 5.00%, 4/15/31	250,000	338,112
University of Texas System Rev., 5.00%, 8/15/22, Prerefunded at 100% of Par(4)	250,000	273,428
		6,258,918
13

	Principal Amount/Shares	Value
Virginia — 1.7%
Hampton Roads Sanitation District Rev., 5.00%, 8/1/26, Prerefunded at 100% of Par(4)	$250,000	$318,992
Hampton Roads Transportation Accountability Commission Rev., 5.00%, 7/1/22	510,000	553,921
Peninsula Town Center Community Development Authority Special Assessment, 5.00%, 9/1/45(1)	200,000	208,254
Virginia Beach Development Authority Rev., (Westminster-Canterbury on Chesapeake Bay Obligated Group), 5.00%, 9/1/24	35,000	38,759
		1,119,926
Washington — 4.3%
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/33	240,000	325,106
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/35	365,000	479,548
Port of Seattle Rev., 5.00%, 4/1/36	500,000	608,475
State of Washington GO, 5.25%, 2/1/22	375,000	402,000
Washington Health Care Facilities Authority Rev., (CommonSpirit Health Obligated Group), VRN, 5.00%, 8/1/49	300,000	353,901
Washington Health Care Facilities Authority Rev., (Providence State Joseph Health Obligated Group), 5.00%, 10/1/33	650,000	693,862
		2,862,892
Wisconsin — 0.8%
Public Finance Authority Rev., (ACTS Retirement-Life Communities, Inc. Obligated Group), 5.00%, 11/15/41	100,000	118,524
Public Finance Authority Rev., (Bancroft Neurohealth Obligated Group), 5.125%, 6/1/48(1)	25,000	26,668
Public Finance Authority Rev., (Beyond Boone LLC), 4.00%, 7/1/39 (AGM)	150,000	165,450
Public Finance Authority Rev., (CHF-Wilmington LLC), 5.00%, 7/1/31 (AGM)	75,000	91,830
Public Finance Authority Rev., (Guilford College), 5.00%, 1/1/38	105,000	105,056
		507,528
TOTAL MUNICIPAL SECURITIES (Cost $63,063,204)		65,516,681
TEMPORARY CASH INVESTMENTS — 3.4%
Morgan Stanley Institutional Liquidity Funds Tax-Exempt Portfolio, Institutional Share Class (Cost $2,282,338)	2,281,920	2,281,920
TOTAL INVESTMENT SECURITIES — 101.2% (Cost $65,345,542)		67,798,601
OTHER ASSETS AND LIABILITIES — (1.2)%		(781,090)
TOTAL NET ASSETS — 100.0%		$67,017,511
14

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
AGM-CR	-	Assured Guaranty Municipal Corporation - Custodian Receipts
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
GA	-	Guaranty Agreement
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
PSF-GTD	-	Permanent School Fund Guaranteed
Q-SBLF	-	Qualified School Board Loan Fund
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $4,215,297, which represented 6.3% of total net assets.
(2)Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $65,345,542)	$67,798,601
Cash	115
Interest receivable	654,797
68,453,513

Liabilities
Payable for investments purchased	1,419,905
Accrued management fees	16,097
1,436,002

Net Assets	$67,017,511

Shares outstanding (unlimited number of shares authorized)	1,250,000

Net Asset Value Per Share	$53.61

Net Assets Consist of:
Capital paid in	$64,496,750
Distributable earnings	2,520,761
$67,017,511

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED AUGUST 31, 2020
Investment Income (Loss)
Income:
Interest	$1,214,207

Expenses:
Management fees	138,010

Net investment income (loss)	1,076,197

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(45,346)
Change in net unrealized appreciation (depreciation) on investments	1,218,506

Net realized and unrealized gain (loss)	1,173,160

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,249,357

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEAR ENDED AUGUST 31, 2020 AND PERIOD ENDED AUGUST 31, 2019
Increase (Decrease) in Net Assets	August 31, 2020	August 31, 2019(1)
Operations
Net investment income (loss)	$1,076,197	$445,711
Net realized gain (loss)	(45,346)	(12,465)
Change in net unrealized appreciation (depreciation)	1,218,506	1,234,553
Net increase (decrease) in net assets resulting from operations	2,249,357	1,667,799

Distributions to Shareholders
From earnings	(1,008,385)	(388,010)

Capital Share Transactions
Proceeds from shares sold	39,092,924	25,403,826

Net increase (decrease) in net assets	40,333,896	26,683,615

Net Assets
Beginning of period	26,683,615	—
End of period	$67,017,511	$26,683,615

Transactions in Shares of the Fund
Sold	750,000	500,000
(1)September 10, 2018 (fund inception) through August 31, 2019.

See Notes to Financial Statements.

18

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Diversified Municipal Bond ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek current income that is exempt from federal income tax. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on September 10, 2018.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported net asset value per share.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Municipal Trust own, in aggregate, 16% of the shares of the fund. ACIM owns 5% shares of the fund.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.29%.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 were $48,874,422 and $10,505,377, respectively.

There were no in-kind transactions during the period.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund may issue and redeem Creation Units in return for a basket of securities (and
20

an amount of cash) or entirely for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Municipal Securities	—	$65,516,681	—
Temporary Cash Investments	$2,281,920	—	—
	$2,281,920	$65,516,681	—

7. Risk Factors

The novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund.

8. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2020 and the period September 10, 2018 (fund inception) through August 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Exempt income	$1,008,385	$388,010
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$65,346,211
Gross tax appreciation of investments	$2,624,639
Gross tax depreciation of investments	(172,249)
Net tax appreciation (depreciation) of investments	$2,452,390
Undistributed exempt income	$125,513
Accumulated short-term capital losses	$(57,142)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020	$53.37	1.19	0.20	1.39	(1.15)	$53.61	2.66%	0.29%	2.26%	23%	$67,018
2019(4)	$50.00	1.36	3.26	4.62	(1.25)	$53.37	9.42%	0.29%(5)	2.74%(5)	19%	$26,684

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)September 10, 2018 (fund inception) through August 31, 2019.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Diversified Municipal Bond ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended August 31, 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Diversified Municipal Bond ETF as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended August 31, 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
24

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

26

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
28

controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year and since inception periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
29

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.
30

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

31

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,008,385 as exempt interest dividends for the fiscal year ended August 31, 2020.

34

Notes

35

Notes

36

Notes

37

Notes

38

Notes
39

Notes
40

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95462 2010

Annual Report

August 31, 2020

American Century® Focused Dynamic Growth ETF (FDG)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

The fund utilizes the ActiveShares® methodology licensed from Precidian Investments, LLC (Precidian). Precidian’s products and services are protected by domestic and international intellectual property protections, including, without limitation, the following issued patents and pending patent applications: 7813987, 8285624, 7925562, 13011746, 14528658, 14208966, 16196560.
Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment insights, please visit americancenturyetfs.com.

Stocks Staged Robust Recovery

The funds launched in late March, amid a significant sell-off in U.S. stocks. The rapidly spreading COVID-19 outbreak halted most U.S. and global economic activity, triggering a worldwide recession and an investor flight to quality. The Federal Reserve stepped in quickly and aggressively, slashing U.S. interest rates and launching several asset-purchase and lending programs. The federal government responded, too, with a massive package of financial aid to individuals, businesses and state and local governments. These extraordinary efforts proved helpful, as U.S. stocks rebounded quickly, despite weak economic and corporate earnings data.

As the period progressed, declining coronavirus infection and death rates in many regions and the reopening of state economies were positive influences. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway, which helped fuel robust stock returns for the five-month reporting period.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of August 31, 2020
	Since Inception	Inception Date
Net Asset Value	70.11%	3/31/2020
Market Price	70.26%	3/31/2020
Russell 1000 Growth Index	51.88%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Total Annual Fund Operating Expenses
0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, Henry He, Prabha Ram and Rene Casis

Fund Strategy

American Century Focused Dynamic Growth ETF is an actively managed fund that seeks long-term capital growth. We look for liquid stocks of early and rapid stage growth companies we believe will increase in value over time. We make investment decisions based primarily on fundamental analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The fund invests primarily in securities of large-cap companies but may invest in companies of any market capitalization. The fund normally invests in a relatively limited number of companies, generally 30 to 45 securities, but may incorporate more securities to account for liquidity constraints.

Performance Review

For the period from the fund’s inception on March 31, 2020, through the fund’s fiscal year-end on August 31, 2020, the fund returned 70.26%* on a market price basis. On a net asset value (NAV) basis, the fund returned 70.11%. For the same time period, the Russell 1000 Growth Index, the fund’s benchmark, returned 51.88%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Consumer Discretionary Stocks Led Performance

Stock selection within the consumer discretionary sector benefited performance. Electric car company Tesla outperformed on positive fundamental reports and was the leading individual contributor to relative performance. The company reported better-than-expected production numbers, successfully launched the Model Y and announced plans to ramp up production of a commercial semitruck. The company benefits from owning showrooms rather than traditional dealerships, operating a global battery-charging infrastructure and predominantly using over-the-air software updates, which helps profitability. The stock of fast-casual restaurant chain Chipotle Mexican Grill outperformed as online sales rose sharply. The company also said that it believed its balance sheet would allow it to weather the pandemic-driven downturn.

In the consumer staples sector, The Boston Beer Co. was a significant contributor to relative performance. The company reported better-than-expected earnings, helped by strong growth in its Truly hard seltzer brand and raised its 2020 growth outlook. We like Boston Beer for its potential to improve margins over time and for its ongoing innovation, which has driven the long-term growth of the business.

The information technology sector aided performance led by stock selection in the IT services industry. Square outperformed on optimism about continued growth trends in its cash app business and its merchant-based business showing signs of stabilizing after being negatively impacted by the COVID-19 virus. In the software industry, cloud-based electronic signature company DocuSign outperformed, as e-signatures and digital document management have increasingly become mainstream.

Financials Detracted

The financials sector hampered relative performance. Falling interest rates and increased credit risk weighed on the sector. Intercontinental Exchange was a significant detractor, due primarily to soft transactions volumes.

*Total returns for periods less than one year are not annualized.
4

Elsewhere, not owning Apple detracted as growth in the consumer electronics company’s services and wearable devices has taken the pressure off of iPhone sales as the driver of earnings. We seek to own early stage, high-growth companies, as opposed to later-stage, more mature companies such as Apple. Not owning NVIDIA detracted as the stock rose on anticipation of strong demand for its new gaming processors. Slack Technologies underperformed. This company provides a communications platform integrating messaging, audio and video with file sharing, archiving and project management. The platform allows employees across teams and companies to communicate more efficiently than through email. Slack lost ground due to increased competition and slightly less focus on the work-from-home trend.

The stock of Biogen detracted. The biotechnology company reported a generally positive earnings report, but the stock price was hurt by a federal court ruling that the patent was invalid on its multiple sclerosis drug Tecfidera, the company’s bestselling drug, and on the delay of a key drug to treat Alzheimer’s.

Portfolio Positioning

The fund typically holds a relatively small number of stocks (30 to 45) that we believe can sustain their high-growth rates and have potential for long-term capital appreciation in excess of the fund’s benchmark. We are primarily focused on sustainability of earnings growth, so we visit corporate managements to evaluate their companies’ quality and how well positioned they are to respond to changing market conditions and opportunities. The fund’s sector allocations are primarily the result of this investment process emphasizing growth and individual security selection. At the end of the reporting period, the consumer discretionary and financials sectors represented the largest overweight allocations versus the benchmark. The largest underweights were in the information technology and health care sectors. We had no holdings in the real estate sector.

5

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Amazon.com, Inc.	8.8%
Tesla, Inc.	7.6%
salesforce.com, Inc.	5.7%
Visa, Inc., Class A	4.6%
Alphabet, Inc., Class C	4.5%
MasterCard, Inc., Class A	4.4%
Square, Inc., Class A	4.4%
Facebook, Inc., Class A	4.3%
Boston Beer Co., Inc. (The), Class A	4.1%
Cognex Corp.	4.0%

Top Five Industries	% of net assets
IT Services	16.7%
Software	15.7%
Interactive Media and Services	8.8%
Internet and Direct Marketing Retail	8.8%
Automobiles	7.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	(0.1)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$1,701.10(2)	$2.56(3)	0.45%
Hypothetical	$1,000	$1,022.87(4)	$2.29(4)	0.45%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Ending account value based on actual return from March 31, 2020 (fund inception) through August 31, 2020.
(3)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 154, the number of days in the period from March 31, 2020 (fund inception) through August 31, 2020, divided by 366, to reflect the period. Had the fund been available for the full period, the expenses paid during the period would have been higher.
(4)Ending account value and expenses paid during the period assumes the fund had been available throughout the entire period and are calculated using the fund's annualized expense ratio listed in the table above.
7

Schedule of Investments
AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 0.4%
Lockheed Martin Corp.	2,186	$853,108
Automobiles — 7.6%
Tesla, Inc.(1)	31,788	15,840,596
Beverages — 6.2%
Boston Beer Co., Inc. (The), Class A(1)	9,824	8,664,572
Constellation Brands, Inc., Class A	23,128	4,266,653
		12,931,225
Biotechnology — 5.8%
Alnylam Pharmaceuticals, Inc.(1)	21,903	2,905,214
Argenx SE, ADR(1)	13,925	3,220,435
Biogen, Inc.(1)	3,946	1,135,027
Blueprint Medicines Corp.(1)	35,969	2,785,080
Ionis Pharmaceuticals, Inc.(1)	4,065	221,543
Regeneron Pharmaceuticals, Inc.(1)	3,065	1,900,085
		12,167,384
Capital Markets — 5.4%
Intercontinental Exchange, Inc.	46,798	4,971,351
S&P Global, Inc.	17,647	6,466,214
		11,437,565
Diversified Consumer Services — 2.8%
Chegg, Inc.(1)	80,277	5,919,626
Electronic Equipment, Instruments and Components — 4.0%
Cognex Corp.	121,686	8,419,454
Energy Equipment and Services — 1.0%
Cactus, Inc., Class A	93,710	2,070,054
Entertainment — 2.2%
Netflix, Inc.(1)	8,682	4,597,640
Health Care Equipment and Supplies — 5.0%
Intuitive Surgical, Inc.(1)	10,577	7,730,095
Silk Road Medical, Inc.(1)	46,823	2,855,266
		10,585,361
Hotels, Restaurants and Leisure — 2.5%
Chipotle Mexican Grill, Inc.(1)	3,975	5,208,363
Interactive Media and Services — 8.8%
Alphabet, Inc., Class C(1)	5,767	9,424,316
Facebook, Inc., Class A(1)	30,507	8,944,653
		18,368,969
Internet and Direct Marketing Retail — 8.8%
Amazon.com, Inc.(1)	5,321	18,362,558
IT Services — 16.7%
BigCommerce Holdings, Inc.(1)	3,231	380,612
MasterCard, Inc., Class A	25,643	9,185,066
Okta, Inc.(1)	30,887	6,652,133
Square, Inc., Class A(1)	57,045	9,102,100
Visa, Inc., Class A	45,321	9,607,599
		34,927,510
8

	Shares	Value
Machinery — 2.4%
Westinghouse Air Brake Technologies Corp.	74,524	$4,959,572
Professional Services — 1.5%
Verisk Analytics, Inc.	16,573	3,093,682

Software — 15.7%
Adobe, Inc.(1)	4,773	2,450,410
DocuSign, Inc.(1)	34,244	7,636,412
RingCentral, Inc., Class A(1)	14,262	4,146,962
salesforce.com, Inc.(1)	43,457	11,848,551
Slack Technologies, Inc., Class A(1)	205,968	6,763,989
		32,846,324
Specialty Retail — 1.0%
Ross Stores, Inc.	22,905	2,086,188
Textiles, Apparel and Luxury Goods — 1.9%
NIKE, Inc., Class B	35,540	3,976,571
TOTAL COMMON STOCKS (Cost $165,022,382)		208,651,750
TEMPORARY CASH INVESTMENTS — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $873,737)	873,737	873,737
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $165,896,119)		209,525,487
OTHER ASSETS AND LIABILITIES — (0.1)%		(312,082)
TOTAL NET ASSETS — 100.0%		$209,213,405

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $165,896,119)	$209,525,487
Receivable for investments sold	6,424,651
Dividends and interest receivable	52,095
216,002,233

Liabilities
Payable for investments purchased	6,721,394
Accrued management fees	67,434
6,788,828

Net Assets	$209,213,405

Shares outstanding (unlimited number of shares authorized)	3,075,000

Net Asset Value Per Share	$68.04

Net Assets Consist of:
Capital paid in	$165,758,589
Distributable earnings	43,454,816
$209,213,405

See Notes to Financial Statements.
10

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends	$109,338
Interest	93
109,431

Expenses:
Management fees	172,605

Net investment income (loss)	(63,174)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(111,378)
Change in net unrealized appreciation (depreciation) on investments	43,629,368

Net realized and unrealized gain (loss)	43,517,990

Net Increase (Decrease) in Net Assets Resulting from Operations	$43,454,816

(1)March 31, 2020 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
11

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(63,174)
Net realized gain (loss)	(111,378)
Change in net unrealized appreciation (depreciation)	43,629,368
Net increase (decrease) in net assets resulting from operations	43,454,816

Capital Share Transactions
Proceeds from shares sold	165,758,589

Net increase (decrease) in net assets	209,213,405

Net Assets
End of period	$209,213,405

Transactions in Shares of the Fund
Sold	3,075,000

(1)March 31, 2020 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
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Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Focused Dynamic Growth ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek long-term capital growth. Shares of the fund are listed for trading on the Cboe BZX Exchange, Inc. The fund incepted on March 31, 2020.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
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Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 57% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.45%.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $84,269,880 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 were $151,592,537 and $23,786,744, respectively.

Securities received in-kind through subscriptions for the period ended August 31, 2020 were $37,327,966. There were no securities delivered in-kind through redemptions during the period.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 5,000
14

shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period March 31, 2020 (fund inception) through August 31, 2020.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$166,092,236
Gross tax appreciation of investments	$43,636,998
Gross tax depreciation of investments	(203,747)
Net tax appreciation (depreciation) of investments	$43,433,251
Undistributed ordinary income	$21,565

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
15

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020(4)	$40.00	(0.04)	28.08	28.04	$68.04	70.11%	0.45%(5)	(0.16)%(5)	27%	$209,213

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)March 31, 2020 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Focused Dynamic Growth ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from March 31, 2020 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Focused Dynamic Growth ETF as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 31, 2020 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
17

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
18

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

19

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
20

Approval of Management Agreement

At a meeting held on June 13, 2019, the Fund’s Board of Trustees unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent trustees and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the Fund. The materials circulated and the discussions held at the meeting detailed the investment objective and strategy proposed to be utilized by the Advisor, the Fund’s characteristics and key attributes, the rationale for launching the Fund, the experience of the staff designated to manage the Fund, the proposed pricing, and the markets in which the Fund would be sold. The information considered and the discussions held included, but were not limited to, the following:

•The nature, extent, and quality of investment management, shareholder services, and other services to be provided by the Advisor to the Fund;
•The wide range of other programs and services to be provided by the Advisor to the Fund and its shareholders on a routine and non-routine basis;
•The Fund’s proposed investment objective and strategy, including a discussion of the Fund’s anticipated investment performance and proposed benchmark;
•The cost of owning the Fund compared to the cost of owning similar funds;
•The Advisor’s compliance policies, procedures, and regulatory experience; and
•Any collateral benefits derived by the Advisor from the management of the Fund.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Advisor and Board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and because the unified fee cannot be increased without a vote of fund shareholders, it shifts to the Advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies.

Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s annual unified management fee to the total expense ratio of peer funds selected by the independent provider. The Board found the Fund’s management fee to be below the median of the total expense ratios of its peer universe.

When considering the approval of the Fund’s management agreement, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the Fund and the risk that the Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. In addition to overseeing the Fund, a majority of the Board also oversees and evaluates on a continuous basis the nature and quality of services the Advisor provides to other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the Fund.
21

The independent Trustees considered all of the information provided by the Advisor, the independent data provider, and their independent counsel in connection with the approval and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the overall arrangements between the Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.
22

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

23

Notes

24

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96606 2010

Annual Report

August 31, 2020

American Century® Focused Large Cap Value ETF (FLV)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

The fund utilizes the ActiveShares® methodology licensed from Precidian Investments, LLC (Precidian). Precidian’s products and services are protected by domestic and international intellectual property protections, including, without limitation, the following issued patents and pending patent applications: 7813987, 8285624, 7925562, 13011746, 14528658, 14208966, 16196560.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment insights, please visit americancenturyetfs.com.

Stocks Staged Robust Recovery

The funds launched in late March, amid a significant sell-off in U.S. stocks. The rapidly spreading COVID-19 outbreak halted most U.S. and global economic activity, triggering a worldwide recession and an investor flight to quality. The Federal Reserve stepped in quickly and aggressively, slashing U.S. interest rates and launching several asset-purchase and lending programs. The federal government responded, too, with a massive package of financial aid to individuals, businesses and state and local governments. These extraordinary efforts proved helpful, as U.S. stocks rebounded quickly, despite weak economic and corporate earnings data.

As the period progressed, declining coronavirus infection and death rates in many regions and the reopening of state economies were positive influences. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway, which helped fuel robust stock returns for the five-month reporting period.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of August 31, 2020
	Since Inception	Inception Date
Net Asset Value	22.53%	3/31/2020
Market Price	22.65%	3/31/2020
Russell 1000 Value Index	23.72%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Total Annual Fund Operating Expenses
0.42%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Phillip Davidson, Kevin Toney, Michael Liss, Brian Woglom, Philip Sundell, Rene Casis and Adam Krenn

Performance Summary

American Century Focused Large Cap Value ETF returned 22.65%* on a market price basis for the period beginning at the fund’s inception on March 31, 2020, through August 31, 2020. On a net asset value (NAV) basis, the fund returned 22.53%. The fund’s benchmark, the Russell 1000 Value Index, returned 23.72% during the same period. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Lack of holdings in consumer discretionary detracted from the fund’s relative results, as did selection in the financials sector. Our underweight and selection in the materials sector were other detractors. Meanwhile, selection in the industrials, health care and information technology sectors contributed to relative performance. Our overweight in industrials was also a positive.

Consumer Discretionary, Financials and Materials Detracted

It has been difficult for us to find higher-quality consumer discretionary companies with sustainable business models. Our lack of holdings in this sector was a drain on relative performance in the period.

The financials sector faced lower interest rates and increased credit risk, and selection in this sector hurt the fund’s relative results, particularly in the capital markets industry. In the insurance industry, Chubb was a top detractor.

Our underweight and stock selection in the materials sector detracted from the portfolio’s performance in the period, particularly in the chemicals industry. It has been difficult to find many higher-quality stocks in the sector that meet our valuation criteria.

Help from Industrials and Health Care

Selection and our overweight made industrials a top contributing sector. Despite the low oil price environment and weaker industrial end market due to COVID-19, Emerson Electric, an electrical company that we believe has best-in-class technologies and core platforms, delivered strong second-quarter results. Emerson has accelerated its restructuring program, resulting in structural cost savings, and continued to generate strong free cash flow.

Several holdings in the health care sector positively impacted relative performance. Quest Diagnostics, a clinical laboratory company, benefited from the surge in COVID-19 testing; moreover, reimbursement from Medicare, which sets the basis for commercial rates, was favorable. We exited the position. Hologic, a medical device company, was another key contributor; its stock was buoyed by strong sales for the company’s COVID-19 test.

Portfolio Positioning

We have identified several consumer staples holdings that offer attractive risk/reward profiles, leading to an overweight in the sector. We also remain overweight in the health care sector. According to our analysis, our health care holdings offer compelling valuations and risk/reward profiles.

On the other hand, it has been difficult for us to find higher-quality consumer discretionary companies with sustainable business models, leading to a notable underweight in the sector. Our real estate exposure also remains limited due to extended valuations throughout the sector.

* Total returns for periods less than one year are not annualized.
4

Fund Characteristics

AUGUST 31, 2020

Top Ten Holdings	% of net assets
Johnson & Johnson	6.0%
Berkshire Hathaway, Inc., Class B	5.7%
Mondelez International, Inc., Class A	4.4%
Verizon Communications, Inc.	4.2%
Medtronic plc	4.1%
Emerson Electric Co.	4.0%
Novartis AG, ADR	3.5%
Unilever NV, (New York)	3.1%
Republic Services, Inc.	2.9%
Texas Instruments, Inc.	2.8%

Top Five Industries	% of net assets
Pharmaceuticals	9.5%
Health Care Equipment and Supplies	9.0%
Electrical Equipment	8.1%
Insurance	6.4%
Household Products	6.1%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.3%
Foreign Common Stocks*	9.4%
Total Common Stocks	97.7%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	1.3%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$1,225.30(2)	$1.97(3)	0.42%
Hypothetical	$1,000	$1,023.03(4)	$2.14(4)	0.42%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Ending account value based on actual return from March 31, 2020 (fund inception) through August 31, 2020.
(3)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 154, the number of days in the period from March 31, 2020 (fund inception) through August 31, 2020, divided by 366, to reflect the period. Had the fund been available for the full period, the expenses paid during the period would have been higher.
(4)Ending account value and expenses paid during the period assumes the fund had been available throughout the entire period and are calculated using the fund's annualized expense ratio listed in the table above.

6

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 97.7%
Aerospace and Defense — 0.7%
Raytheon Technologies Corp.	9,228	$562,908
Banks — 2.1%
JPMorgan Chase & Co.	10,190	1,020,936
PNC Financial Services Group, Inc. (The)	1,995	221,844
Truist Financial Corp.	12,150	471,542
		1,714,322
Beverages — 2.7%
PepsiCo, Inc.	15,825	2,216,450
Building Products — 2.6%
Johnson Controls International plc	52,894	2,154,373
Capital Markets — 2.2%
Bank of New York Mellon Corp. (The)	49,362	1,825,407
Commercial Services and Supplies — 2.9%
Republic Services, Inc.	25,706	2,383,460
Communications Equipment — 4.2%
Cisco Systems, Inc.	47,627	2,010,812
F5 Networks, Inc.(1)	11,250	1,488,712
		3,499,524
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	2,268	460,109
Diversified Financial Services — 5.7%
Berkshire Hathaway, Inc., Class B(1)	21,759	4,744,332
Diversified Telecommunication Services — 4.2%
Verizon Communications, Inc.	57,983	3,436,652
Electric Utilities — 3.3%
Evergy, Inc.	23,237	1,236,673
Pinnacle West Capital Corp.	20,292	1,488,418
		2,725,091
Electrical Equipment — 8.1%
ABB Ltd., ADR	49,939	1,273,444
Emerson Electric Co.	48,174	3,346,648
Hubbell, Inc.	14,581	2,113,079
		6,733,171
Electronic Equipment, Instruments and Components — 2.5%
TE Connectivity Ltd.	21,577	2,084,338
Entertainment — 2.4%
Walt Disney Co. (The)	15,362	2,025,787
Food and Staples Retailing — 2.5%
Walmart, Inc.	15,217	2,112,881
Food Products — 4.4%
Mondelez International, Inc., Class A	61,676	3,603,112
Gas Utilities — 1.4%
Atmos Energy Corp.	11,822	1,180,072
Health Care Equipment and Supplies — 9.0%
Becton Dickinson and Co.	5,807	1,409,765
7

	Shares	Value
Hologic, Inc.(1)	17,666	$1,055,013
Medtronic plc	31,244	3,357,793
Zimmer Biomet Holdings, Inc.	11,595	1,633,504
		7,456,075
Health Care Technology — 2.0%
Cerner Corp.	22,906	1,680,613
Household Products — 6.1%
Colgate-Palmolive Co.	22,298	1,767,340
Kimberly-Clark Corp.	13,078	2,063,185
Procter & Gamble Co. (The)	8,739	1,208,866
		5,039,391
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	6,458	1,069,122
Insurance — 6.4%
Aflac, Inc.	42,598	1,547,159
Chubb Ltd.	15,242	1,905,250
Marsh & McLennan Cos., Inc.	14,266	1,639,306
Reinsurance Group of America, Inc.	2,372	217,465
		5,309,180
Oil, Gas and Consumable Fuels — 2.7%
Chevron Corp.	13,624	1,143,462
TOTAL SE, ADR	26,687	1,056,005
		2,199,467
Personal Products — 3.1%
Unilever NV, (New York)	44,833	2,600,314
Pharmaceuticals — 9.5%
Johnson & Johnson	32,521	4,989,047
Novartis AG, ADR	33,536	2,886,108
		7,875,155
Road and Rail — 1.9%
Union Pacific Corp.	8,071	1,553,183
Semiconductors and Semiconductor Equipment — 3.2%
Intel Corp.	6,307	321,342
Texas Instruments, Inc.	16,142	2,294,585
		2,615,927
TOTAL COMMON STOCKS (Cost $75,910,778)		80,860,416
TEMPORARY CASH INVESTMENTS — 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $803,968)	803,968	803,968
TOTAL INVESTMENT SECURITIES — 98.7% (Cost $76,714,746)		81,664,384
OTHER ASSETS AND LIABILITIES — 1.3%		1,058,843
TOTAL NET ASSETS — 100.0%		$82,723,227

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
8

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $76,714,746)	$81,664,384
Receivable for investments sold	7,231,525
Dividends and interest receivable	214,819
89,110,728

Liabilities
Payable for investments purchased	6,358,342
Accrued management fees	29,159
6,387,501

Net Assets	$82,723,227

Shares outstanding (unlimited number of shares authorized)	1,690,000

Net Asset Value Per Share	$48.95

Net Assets Consist of:
Capital paid in	$77,590,209
Distributable earnings	5,133,018
$82,723,227

See Notes to Financial Statements.
9

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $9,149)	$535,697
Interest	323
536,020

Expenses:
Management fees	88,845

Net investment income (loss)	447,175

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(170,169)
Change in net unrealized appreciation (depreciation) on investments	4,949,638

Net realized and unrealized gain (loss)	4,779,469

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,226,644

(1)March 31, 2020 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
10

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$447,175
Net realized gain (loss)	(170,169)
Change in net unrealized appreciation (depreciation)	4,949,638
Net increase (decrease) in net assets resulting from operations	5,226,644

Distributions to Shareholders
From earnings	(93,626)

Capital Share Transactions
Proceeds from shares sold	77,590,209

Net increase (decrease) in net assets	82,723,227

Net Assets
End of period	$82,723,227

Transactions in Shares of the Fund
Sold	1,690,000

(1)March 31, 2020 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
11

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Focused Large Cap Value ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek long-term capital growth. Shares of the fund are listed for trading on the Cboe BZX Exchange, Inc. The fund incepted on March 31, 2020.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

12

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 81% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.42%.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $59,024,020 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 were $95,685,599 and $32,160,305, respectively.

Securities received in-kind through subscriptions for the period ended August 31, 2020 were $12,555,652. There were no securities delivered in-kind through redemptions during the period.

13

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 5,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
14

8. Federal Tax Information

The tax character of distributions paid during the period March 31, 2020 (fund inception) through August 31, 2020 were as follows:

Distributions Paid From
Ordinary income	$93,626
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$76,795,982
Gross tax appreciation of investments	$5,756,625
Gross tax depreciation of investments	(888,223)
Net tax appreciation (depreciation) of investments	$4,868,402
Undistributed ordinary income	$353,549
Accumulated short-term losses	$(88,933)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

15

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020(4)	$40.00	0.41	8.60	9.01	(0.06)	$48.95	22.53%	0.42%(5)	2.10%(5)	73%	$82,723

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)March 31, 2020 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Focused Large Cap Value ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from March 31, 2020 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Focused Large Cap Value ETF as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 31, 2020 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
17

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
18

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

19

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
20

Approval of Management Agreement

At a meeting held on June 13, 2019, the Fund’s Board of Trustees unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent trustees and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the Fund. The materials circulated and the discussions held at the meeting detailed the investment objective and strategy proposed to be utilized by the Advisor, the Fund’s characteristics and key attributes, the rationale for launching the Fund, the experience of the staff designated to manage the Fund, the proposed pricing, and the markets in which the Fund would be sold. The information considered and the discussions held included, but were not limited to, the following:

•The nature, extent, and quality of investment management, shareholder services, and other services to be provided by the Advisor to the Fund;
•The wide range of other programs and services to be provided by the Advisor to the Fund and its shareholders on a routine and non-routine basis;
•The Fund’s proposed investment objective and strategy, including a discussion of the Fund’s anticipated investment performance and proposed benchmark;
•The cost of owning the Fund compared to the cost of owning similar funds;
•The Advisor’s compliance policies, procedures, and regulatory experience; and
•Any collateral benefits derived by the Advisor from the management of the Fund.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Advisor and Board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and because the unified fee cannot be increased without a vote of fund shareholders, it shifts to the Advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies.

Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s annual unified management fee to the total expense ratio of peer funds selected by the independent provider. The Board found the Fund’s management fee to be below the median of the total expense ratios of its peer universe.

When considering the approval of the Fund’s management agreement, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the Fund and the risk that the Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. In addition to overseeing the Fund, a majority of the Board also oversees and evaluates on a continuous basis the nature and quality of services the Advisor provides to other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the Fund.
21

The independent Trustees considered all of the information provided by the Advisor, the independent data provider, and their independent counsel in connection with the approval and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the overall arrangements between the Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.

22

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For corporate taxpayers, the fund hereby designates $93,626, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2020 as qualified for the corporate dividends received deduction.
23

Notes

24

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96607 2010

Annual Report

August 31, 2020

American Century® Mid Cap Growth Impact ETF (MID)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment insights, please visit americancenturyetfs.com.

Summer Rally Boosted Stock Returns

The funds launched in mid-July, amid a remarkable U.S. stock market rally. Earlier in the year, the rapidly spreading COVID-19 outbreak halted most U.S. and global economic activity, triggering a worldwide recession and an investor flight to quality. The Federal Reserve stepped in quickly and aggressively, slashing U.S. interest rates and launching several asset-purchase and lending programs. The federal government responded, too, with a massive package of financial aid to individuals, businesses and state and local governments. These extraordinary efforts proved helpful, as U.S. stocks rebounded quickly and continued to rally through the summer, despite weak economic and corporate earnings data.

Additionally, declining coronavirus infection and death rates in many regions and the reopening of state economies were positive influences. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway, which also helped fuel robust stock returns for the relatively short reporting period.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of August 31, 2020
	Since Inception	Inception Date
Net Asset Value	11.14%	7/13/2020
Market Price	11.44%	7/13/2020
Russell Midcap Growth Index	10.31%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Total Annual Fund Operating Expenses
0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Rob Brookby, Nalin Yogasundram and Rene Casis

Fund Strategy

American Century Mid Cap Growth Impact ETF is an actively managed fund that seeks long-term capital growth. We look for stocks of medium-capitalization companies we believe will increase in value over time, using proprietary fundamental research. The initial research process begins by analyzing the United Nations Sustainable Development Goals (SDG) to identify companies that generate, or could generate, social and environmental impact alongside a financial return. We make our investment decisions based primarily on our analysis of individual companies, rather than on broad economic forecasts. We generate an impact thesis to explain current or projected SDG alignment in combination with each security’s fundamental growth profile.

Performance Review

For the period from the fund’s inception on July 13, 2020, through the fund’s fiscal year-end on August 31, 2020, the fund returned 11.44%* on a market price basis. On a net asset value (NAV) basis, the fund returned 11.14%. For the same time period, the Russell Midcap Growth Index, the fund’s benchmark index, returned 10.31%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.
Information Technology Led Performance

Stock selection in the IT services and software industries drove outperformance in the information technology sector. Square was a significant contributor on optimism about continued growth trends in its cash app business and its merchant-based business showing signs of stabilizing after being negatively impacted by the COVID-19 virus. Cloud-based electronic signature company DocuSign outperformed, as e-signatures and digital document management have increasingly become mainstream.

Other top contributors included Horizon Therapeutics, an innovative pharmaceuticals company focused on rare and rheumatic diseases. Revenues and earnings came in above expectations, largely due to sales of its thyroid eye disease treatment that launched in January. Trane Technologies, the heating, air conditioning and ventilation company that was spun off from Ingersoll Rand, outperformed on better-than-expected earnings and sales. The stock price of Peloton Interactive soared as the leader in home fitness benefited from the workout-at-home environment created by the pandemic.

Financials Detracted

Stock selection in the capital markets industry weighed on performance in the financials sector. Bond-trading platform company MarketAxess Holdings lagged despite posting earnings that beat analysts’ expectations on heavy volumes.

Elsewhere, Netherlands-based biotechnology company Argenx detracted on concerns about increased competition in its key myasthenia gravis market. The pandemic caused weakness in some health care stocks that had been performing well. Exact Sciences, which makes an at-home kit for the detection of colorectal cancer, and biopharmaceutical firm Alnylam Pharmaceuticals were two such detractors.

Keysight Technologies underperformed as consumer electronics sales and automobile production were slowed by the pandemic. This electronic test and measurement company has been successful in serving growth markets such as 5G, next-generation wireless, aerospace and automotive, and we continue to hold the stock for its long-term potential.

*Total returns for periods less than one year are not annualized.
4

Portfolio Positioning

Our process uses fundamental analysis aimed at identifying mid-cap companies producing attractive, sustainable earnings growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

At the end of the period, materials, consumer discretionary and health care were the fund’s largest overweights relative to the benchmark. Communication services and industrials represented the largest underweight sectors. The fund held no communication services stocks.

A strategy that considers the United Nations Sustainable Development Goals (SDG) criteria may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an SDG investment focus. A portfolio’s SDG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for SDG standards.

5

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Square, Inc., Class A	5.6%
DocuSign, Inc.	4.8%
Splunk, Inc.	4.8%
Chipotle Mexican Grill, Inc.	4.7%
Twilio, Inc., Class A	4.6%
Cadence Design Systems, Inc.	4.6%
Horizon Therapeutics plc	4.3%
Ball Corp.	4.2%
Veeva Systems, Inc., Class A	4.2%
Align Technology, Inc.	3.9%

Top Five Industries	% of net assets
Software	20.6%
IT Services	10.2%
Health Care Equipment and Supplies	7.4%
Biotechnology	6.5%
Health Care Technology	6.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$1,111.40(2)	$0.65(3)	0.45%
Hypothetical	$1,000	$1,022.87(4)	$2.29(4)	0.45%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Ending account value based on actual return from July 13, 2020 (fund inception) through August 31, 2020.
(3)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 50, the number of days in the period from July 13, 2020 (fund inception) through August 31, 2020, divided by 366, to reflect the period. Had the fund been available for the full period, the expenses paid during the period would have been higher.
(4)Ending account value and expenses paid during the period assumes the fund had been available throughout the entire period and are calculated using the fund's annualized expense ratio listed in the table above.

7

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 99.8%
Auto Components — 3.4%
Aptiv plc	2,499	$215,214
Biotechnology — 6.5%
Alnylam Pharmaceuticals, Inc.(1)	872	115,662
Argenx SE, ADR(1)	587	135,756
Exact Sciences Corp.(1)	2,200	165,638
		417,056
Building Products — 5.3%
AZEK Co., Inc. (The)(1)	3,151	124,401
Trane Technologies plc	1,799	212,984
		337,385
Capital Markets — 6.0%
MarketAxess Holdings, Inc.	375	182,228
MSCI, Inc.	541	201,939
		384,167
Chemicals — 2.8%
Albemarle Corp.	1,953	177,742
Containers and Packaging — 4.2%
Ball Corp.	3,388	272,294
Diversified Consumer Services — 3.8%
Chegg, Inc.(1)	3,333	245,775
Electrical Equipment — 2.4%
Sensata Technologies Holding plc(1)	3,697	153,943
Electronic Equipment, Instruments and Components — 3.9%
Keysight Technologies, Inc.(1)	2,505	246,793
Equity Real Estate Investment Trusts (REITs) — 1.4%
SBA Communications Corp.	298	91,209
Health Care Equipment and Supplies — 7.4%
Align Technology, Inc.(1)	839	249,166
DexCom, Inc.(1)	531	225,893
		475,059
Health Care Technology — 6.5%
Teladoc Health, Inc.(1)	662	142,787
Veeva Systems, Inc., Class A(1)	960	270,979
		413,766
Hotels, Restaurants and Leisure — 4.7%
Chipotle Mexican Grill, Inc.(1)	232	303,985
IT Services — 10.2%
Square, Inc., Class A(1)	2,240	357,414
Twilio, Inc., Class A(1)	1,093	294,848
		652,262
Leisure Products — 3.0%
Peloton Interactive, Inc., Class A(1)	2,538	194,588
Pharmaceuticals — 4.3%
Horizon Therapeutics plc(1)	3,708	278,545
Semiconductors and Semiconductor Equipment — 3.4%
Marvell Technology Group Ltd.	5,640	218,719
8

	Shares	Value
Software — 20.6%
Cadence Design Systems, Inc.(1)	2,649	$293,801
DocuSign, Inc.(1)	1,391	310,193
Palo Alto Networks, Inc.(1)	951	244,797
RingCentral, Inc., Class A(1)	565	164,285
Splunk, Inc.(1)	1,413	309,913
		1,322,989
TOTAL COMMON STOCKS (Cost $5,819,108)		6,401,491
TEMPORARY CASH INVESTMENTS — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $10,730)	10,730	10,730
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $5,829,838)		6,412,221
OTHER ASSETS AND LIABILITIES†		(1,230)
TOTAL NET ASSETS — 100.0%		$6,410,991

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†    Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $5,829,838)	$6,412,221
Cash	507
Dividends receivable	648
6,413,376

Liabilities
Accrued management fees	2,385

Net Assets	$6,410,991

Shares outstanding (unlimited number of shares authorized)	150,000

Net Asset Value Per Share	$42.74

Net Assets Consist of:
Capital paid in	$5,831,120
Distributable earnings	579,871
$6,410,991

See Notes to Financial Statements.
10

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends	$1,295

Expenses:
Management fees	3,534

Net investment income (loss)	(2,239)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(273)
Change in net unrealized appreciation (depreciation) on investments	582,383

Net realized and unrealized gain (loss)	582,110

Net Increase (Decrease) in Net Assets Resulting from Operations	$579,871

(1)July 13, 2020 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
11

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,239)
Net realized gain (loss)	(273)
Change in net unrealized appreciation (depreciation)	582,383
Net increase (decrease) in net assets resulting from operations	579,871

Capital Share Transactions
Proceeds from shares sold	5,831,120

Net increase (decrease) in net assets	6,410,991

Net Assets
End of period	$6,410,991

Transactions in Shares of the Fund
Sold	150,000

(1)July 13, 2020 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
12

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Mid Cap Growth Impact ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek long-term capital growth. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on July 13, 2020.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
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Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 83% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.45%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 were $200,579 and $106,323, respectively.

Securities received in-kind through subscriptions for the period ended August 31, 2020 were $5,725,125. There were no securities delivered in-kind through redemptions during the period.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 5,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period July 13, 2020 (fund inception) through August 31, 2020.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,829,882
Gross tax appreciation of investments	$663,071
Gross tax depreciation of investments	(80,732)
Net tax appreciation (depreciation) of investments	$582,339
Undistributed ordinary income	—
Accumulated short-term capital losses	$(229)
Late-year ordinary loss deferral	$(2,239)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020(4)	$38.45	(0.02)	4.31	4.29	$42.74	11.14%	0.45%(5)	(0.29)%(5)	2%	$6,411

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)July 13, 2020 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Mid Cap Growth Impact ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from July 13, 2020 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Mid Cap Growth Impact ETF as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from July 13, 2020 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on November 21, 2019, the Fund’s Board of Trustees unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent trustees and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the Fund. The materials circulated and the discussions held at the meeting detailed the investment objective and strategy proposed to be utilized by the Advisor, the Fund’s characteristics and key attributes, the rationale for launching the Fund, the experience of the staff designated to manage the Fund, the proposed pricing, and the markets in which the Fund would be sold. The information considered and the discussions held included, but were not limited to, the following:

•The nature, extent, and quality of investment management, shareholder services, and other services to be provided by the Advisor to the Fund;
•The wide range of other programs and services to be provided by the Advisor to the Fund and its shareholders on a routine and non-routine basis;
•The Fund’s proposed investment objective and strategy, including a discussion of the Fund’s anticipated investment performance and proposed benchmark;
•The cost of owning the Fund compared to the cost of owning similar funds;
•The Advisor’s compliance policies, procedures, and regulatory experience; and
•Any collateral benefits derived by the Advisor from the management of the Fund.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Advisor and Board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and because the unified fee cannot be increased without a vote of fund shareholders, it shifts to the Advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies.

Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s annual unified management fee to the total expense ratio of peer funds selected by the independent provider. The Board found the Fund’s management fee to be below the median of the total expense ratios of its peer universe.

When considering the approval of the Fund’s management agreement, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the Fund and the risk that the Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. In addition to overseeing the Fund, a majority of the Board also oversees and evaluates on a continuous basis the nature and quality of services the Advisor provides to other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the Fund.
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The independent Trustees considered all of the information provided by the Advisor, the independent data provider, and their independent counsel in connection with the approval and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the overall arrangements between the Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.
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Notes
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Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96608 2010

Annual Report

August 31, 2020

American Century® Sustainable Equity ETF (ESGA)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment insights, please visit americancenturyetfs.com.

Summer Rally Boosted Stock Returns

The funds launched in mid-July, amid a remarkable U.S. stock market rally. Earlier in the year, the rapidly spreading COVID-19 outbreak halted most U.S. and global economic activity, triggering a worldwide recession and an investor flight to quality. The Federal Reserve stepped in quickly and aggressively, slashing U.S. interest rates and launching several asset-purchase and lending programs. The federal government responded, too, with a massive package of financial aid to individuals, businesses and state and local governments. These extraordinary efforts proved helpful, as U.S. stocks rebounded quickly and continued to rally through the summer, despite weak economic and corporate earnings data.

Additionally, declining coronavirus infection and death rates in many regions and the reopening of state economies were positive influences. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway, which also helped fuel robust stock returns for the relatively short reporting period.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of August 31, 2020
	Since Inception	Inception Date
Net Asset Value	11.56%	7/13/2020
Market Price	11.64%	7/13/2020
S&P 500 Index	11.20%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Greg Woodhams, Justin Brown, Joe Reiland, Rob Bove and Rene Casis

Fund Strategy

American Century Sustainable Equity ETF is an actively managed fund that seeks long-term capital growth. We seek to invest in larger U.S. companies demonstrating both improving business fundamentals and sustainable corporate behaviors to deliver long-term financial returns and positive impacts to the environment, communities and corporate governance. As opposed to avoiding certain sectors entirely, we seek to invest in the most attractive companies within all sectors. A broad investment universe provides investors with both an attractive environmental, social and governance (ESG) profile and the potential for positive risk-adjusted returns over time. We construct our portfolio to intentionally acquire stock-specific risk aligned with our financial and sustainability research, while minimizing relative exposures related to sectors and common factor risks, such as market-capitalization size, volatility and momentum.

Performance Review

For the period from the fund’s inception on July 13, 2020, through the fund’s fiscal year-end on August 31, 2020, the fund returned 11.64%* on a market price basis. On a net asset value (NAV) basis, the fund returned 11.56%. For the same time period, the S&P 500 Index, the fund’s benchmark, returned 11.20%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

Utilities and Industrials Led Performance

Stock selection and an underweight allocation to the utilities sector outperformed relative to the benchmark. The sector suffered as the market shunned defensive stocks in favor of higher-growth companies. Stock choices in the electric utilities industry and avoiding multi-utilities were especially beneficial. Stock choices among industrials also benefited performance, led by choices in the machinery industry.

NVIDIA was the top individual contributor. NVIDIA’s stock rose on anticipation of strong demand for its new gaming processors. Not owning Exxon Mobil benefited performance. The energy giant faltered along with the sector as reduced demand and low prices weighed on the company. Its stock was also removed from the Dow Jones Industrial Average at the end of August. Not owning Eli Lilly and Co. helped relative performance. The pharmaceuticals company reported disappointing revenue, which it attributed to fewer new prescriptions as people avoided doctor visits during the pandemic. Not owning Netflix benefited performance as the streaming video service reported weaker-than-expected earnings and guided new subscriber growth lower. Not owning Gilead Sciences was beneficial as its stock price fell after the biotechnology company’s management reported sales and earnings below expectations.

Information Technology Detracted

Stock selection in the semiconductors and semiconductor equipment industry hampered performance in the information technology sector. Not owning Advanced Micro Devices detracted. The semiconductor company beat quarterly earnings expectations as it benefited from increased demand for gaming as well as missteps by its large competitor Intel. Netherlands-based semiconductor company ASML Holding lagged after it reported weaker-than-anticipated revenues.

*Total returns for periods less than one year are not annualized.
4

ConocoPhillips stock fell after the oil giant reported a disappointing quarter due to declining oil prices and low production. Lack of exposure to United Parcel Service detracted as package deliveries surged during the pandemic. Not owning Berkshire Hathaway also weighed on performance. The stock of Warren Buffett’s holding company bounced back strongly as the stock market recovered from business disruptions due to the pandemic.

Portfolio Positioning

Our process uses fundamental analysis aimed at identifying growing, large-cap companies demonstrating sustainable corporate behaviors. Rather than screen out certain industries or sectors, we seek to identify companies with the strongest fundamental growth and ESG characteristics in each sector. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

At the end of the period, information technology and industrials were our largest overweights. We have found strong growth opportunities in information technology companies with attractive ESG profiles through bottom-up analysis. Our exposure to opportunities in the software and communications equipment industries led our technology overweight.

Communication services ended the period as the fund’s largest underweight. The relative positioning was largely attributable to an underweight in the entertainment, media and diversified telecommunication services industries.

A strategy or emphasis on environmental, social and governance factors (ESG) may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus. A portfolio’s ESG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for ESG standards.
5

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Microsoft Corp.	7.7%
Apple, Inc.	7.2%
Amazon.com, Inc.	5.3%
Alphabet, Inc., Class A	3.7%
Facebook, Inc., Class A	2.3%
Prologis, Inc.	2.2%
Procter & Gamble Co. (The)	2.1%
Home Depot, Inc. (The)	2.1%
NextEra Energy, Inc.	2.0%
NVIDIA Corp.	1.9%

Top Five Industries	% of net assets
Software	9.7%
Technology Hardware, Storage and Peripherals	7.2%
IT Services	6.3%
Interactive Media and Services	6.0%
Internet and Direct Marketing Retail	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.1%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$1,115.60(2)	$0.56(3)	0.39%
Hypothetical	$1,000	$1,023.18(4)	$1.98(4)	0.39%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Ending account value based on actual return from July 13, 2020 (fund inception) through August 31, 2020.
(3)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 50, the number of days in the period from July 13, 2020 (fund inception) through August 31, 2020, divided by 366, to reflect the period. Had the fund been available for the full period, the expenses paid during the period would have been higher.
(4)Ending account value and expenses paid during the period assumes the fund had been available throughout the entire period and are calculated using the fund's annualized expense ratio listed in the table above.

7

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 0.9%
Lockheed Martin Corp.	2,029	$791,838
Air Freight and Logistics — 0.3%
Expeditors International of Washington, Inc.	2,910	257,215
Auto Components — 0.7%
Aptiv plc	6,701	577,090
Banks — 3.4%
Bank of America Corp.	49,674	1,278,609
Citigroup, Inc.	9,981	510,229
JPMorgan Chase & Co.	11,187	1,120,825
		2,909,663
Beverages — 1.5%
PepsiCo, Inc.	8,999	1,260,400
Biotechnology — 2.7%
AbbVie, Inc.	8,558	819,600
Amgen, Inc.	4,081	1,033,799
Vertex Pharmaceuticals, Inc.(1)	1,453	405,561
		2,258,960
Building Products — 1.7%
Johnson Controls International plc	18,303	745,481
Masco Corp.	11,693	681,702
		1,427,183
Capital Markets — 4.0%
Ameriprise Financial, Inc.	1,708	267,815
BlackRock, Inc.	1,049	623,305
Intercontinental Exchange, Inc.	4,984	529,450
Morgan Stanley	18,047	943,136
S&P Global, Inc.	2,914	1,067,748
		3,431,454
Chemicals — 2.3%
Ecolab, Inc.	2,178	429,240
Linde plc	3,910	976,484
Sherwin-Williams Co. (The)	778	522,077
		1,927,801
Communications Equipment — 0.9%
Cisco Systems, Inc.	17,967	758,567
Consumer Finance — 0.6%
American Express Co.	4,779	485,499
Containers and Packaging — 0.7%
Ball Corp.	7,046	566,287
Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	17,486	1,036,395
Electric Utilities — 2.0%
NextEra Energy, Inc.	6,193	1,728,900
Electrical Equipment — 0.5%
Eaton Corp. plc	4,196	428,412
8

	Shares	Value
Electronic Equipment, Instruments and Components — 1.1%
CDW Corp.	1,704	$193,660
Cognex Corp.	4,873	337,163
Keysight Technologies, Inc.(1)	4,099	403,833
		934,656
Entertainment — 1.6%
Activision Blizzard, Inc.	5,957	497,529
Walt Disney Co. (The)	6,677	880,496
		1,378,025
Equity Real Estate Investment Trusts (REITs) — 3.0%
Prologis, Inc.	18,454	1,879,724
SBA Communications Corp.	2,081	636,932
		2,516,656
Food and Staples Retailing — 1.0%
Costco Wholesale Corp.	1,287	447,439
Sysco Corp.	6,517	391,932
		839,371
Food Products — 0.9%
Beyond Meat, Inc.(1)	229	31,110
Mondelez International, Inc., Class A	10,677	623,750
Vital Farms, Inc.(1)	2,993	117,924
		772,784
Health Care Equipment and Supplies — 2.3%
Baxter International, Inc.	4,645	404,440
Edwards Lifesciences Corp.(1)	7,475	641,654
Medtronic plc	6,677	717,577
ResMed, Inc.	954	172,464
		1,936,135
Health Care Providers and Services — 3.1%
Cigna Corp.	2,196	389,504
CVS Health Corp.	10,276	638,345
Humana, Inc.	1,106	459,178
UnitedHealth Group, Inc.	3,587	1,121,117
		2,608,144
Hotels, Restaurants and Leisure — 0.6%
Chipotle Mexican Grill, Inc.(1)	362	474,321
Household Products — 2.7%
Colgate-Palmolive Co.	5,933	470,249
Procter & Gamble Co. (The)	13,130	1,816,273
		2,286,522
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	5,855	969,295
Insurance — 1.4%
Aflac, Inc.	4,629	168,125
Marsh & McLennan Cos., Inc.	2,418	277,852
Progressive Corp. (The)	2,739	260,315
Prudential Financial, Inc.	2,587	175,321
Travelers Cos., Inc. (The)	2,765	320,851
		1,202,464
Interactive Media and Services — 6.0%
Alphabet, Inc., Class A(1)	1,944	3,167,806
9

	Shares	Value
Facebook, Inc., Class A(1)	6,488	$1,902,282
		5,070,088
Internet and Direct Marketing Retail — 5.8%
Amazon.com, Inc.(1)	1,292	4,458,640
Expedia Group, Inc.	4,701	461,403
		4,920,043
IT Services — 6.3%
Accenture plc, Class A	4,244	1,018,263
International Business Machines Corp.	2,830	348,967
MasterCard, Inc., Class A	3,568	1,278,022
PayPal Holdings, Inc.(1)	6,878	1,404,075
Visa, Inc., Class A	6,136	1,300,771
		5,350,098
Life Sciences Tools and Services — 2.0%
Agilent Technologies, Inc.	6,594	662,169
Thermo Fisher Scientific, Inc.	2,364	1,014,109
		1,676,278
Machinery — 1.6%
Cummins, Inc.	3,441	713,147
Parker-Hannifin Corp.	3,185	656,142
		1,369,289
Media — 0.7%
Comcast Corp., Class A	13,929	624,158
Multiline Retail — 0.4%
Target Corp.	2,353	355,797
Oil, Gas and Consumable Fuels — 1.7%
ConocoPhillips	21,883	829,147
Phillips 66	7,686	449,400
Valero Energy Corp.	3,350	176,177
		1,454,724
Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	1,385	307,082
Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	14,864	924,541
Merck & Co., Inc.	13,288	1,133,068
Novo Nordisk A/S, ADR	7,237	477,931
Zoetis, Inc.	3,159	505,756
		3,041,296
Professional Services — 0.8%
IHS Markit Ltd.	8,725	697,302
Road and Rail — 1.8%
Norfolk Southern Corp.	2,831	601,672
Union Pacific Corp.	4,833	930,063
		1,531,735
Semiconductors and Semiconductor Equipment — 4.8%
Applied Materials, Inc.	8,398	517,317
ASML Holding NV, NY Shares	1,638	612,907
Broadcom, Inc.	1,599	555,093
Intel Corp.	6,378	324,959
NVIDIA Corp.	2,953	1,579,796
Texas Instruments, Inc.	3,301	469,237
		4,059,309
10

	Shares	Value
Software — 9.7%
Adobe, Inc.(1)	1,699	$872,250
Microsoft Corp.	28,880	6,513,306
salesforce.com, Inc.(1)	3,212	875,752
		8,261,308
Specialty Retail — 3.0%
Home Depot, Inc. (The)	6,238	1,778,079
TJX Cos., Inc. (The)	14,019	768,101
		2,546,180
Technology Hardware, Storage and Peripherals — 7.2%
Apple, Inc.	47,416	6,118,561
Textiles, Apparel and Luxury Goods — 1.6%
NIKE, Inc., Class B	9,535	1,066,871
VF Corp.	3,990	262,343
		1,329,214
TOTAL COMMON STOCKS (Cost $77,887,209)		84,476,499
TEMPORARY CASH INVESTMENTS — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $247,477)	247,477	247,477
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $78,134,686)		84,723,976
OTHER ASSETS AND LIABILITIES — 0.1%		69,525
TOTAL NET ASSETS — 100.0%		$84,793,501

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $78,134,686)	$84,723,976
Cash	469
Dividends and interest receivable	93,402
84,817,847

Liabilities
Accrued management fees	24,346

Net Assets	$84,793,501

Shares outstanding (unlimited number of shares authorized)	1,920,000

Net Asset Value Per Share	$44.16

Net Assets Consist of:
Capital paid in	$78,165,014
Distributable earnings	6,628,487
$84,793,501

See Notes to Financial Statements.
12

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $460)	$138,370
Interest	15
138,385

Expenses:
Management fees	35,488

Net investment income (loss)	102,897

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(63,700)
Change in net unrealized appreciation (depreciation) on investments	6,589,290

Net realized and unrealized gain (loss)	6,525,590

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,628,487

(1)July 13, 2020 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$102,897
Net realized gain (loss)	(63,700)
Change in net unrealized appreciation (depreciation)	6,589,290
Net increase (decrease) in net assets resulting from operations	6,628,487

Capital Share Transactions
Proceeds from shares sold	78,165,014

Net increase (decrease) in net assets	84,793,501

Net Assets
End of period	$84,793,501

Transactions in Shares of the Fund
Sold	1,920,000

(1)July 13, 2020 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
14

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Sustainable Equity ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on July 13, 2020.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.39%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 were $7,663,831 and $5,227,107, respectively.

Securities received in-kind through subscriptions for the period ended August 31, 2020 were $75,514,185. There were no securities delivered in-kind through redemptions during the period.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 10,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.
16

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period July 13, 2020 (fund inception) through August 31, 2020.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$78,159,222
Gross tax appreciation of investments	$6,947,646
Gross tax depreciation of investments	(382,892)
Net tax appreciation (depreciation) of investments	$6,564,754
Undistributed ordinary income	$102,897
Accumulated short-term capital losses	$(39,164)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.
17

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020(4)	$39.59	0.06	4.51	4.57	$44.16	11.56%	0.39%(5)	1.13%(5)	10%	$84,794

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)July 13, 2020 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Sustainable Equity ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from July 13, 2020 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Sustainable Equity ETF as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from July 13, 2020 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
19

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

21

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
22

Approval of Management Agreement

At a meeting held on November 27, 2018, the Fund’s Board of Trustees unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent trustees and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the Fund. The materials circulated and the discussions held at the meeting detailed the investment objective and strategy proposed to be utilized by the Advisor, the Fund’s characteristics and key attributes, the rationale for launching the Fund, the experience of the staff designated to manage the Fund, the proposed pricing, and the markets in which the Fund would be sold. The information considered and the discussions held included, but were not limited to, the following:

•The nature, extent, and quality of investment management, shareholder services, and other services to be provided by the Advisor to the Fund;
•The wide range of other programs and services to be provided by the Advisor to the Fund and its shareholders on a routine and non-routine basis;
•The Fund’s proposed investment objective and strategy, including a discussion of the Fund’s anticipated investment performance and proposed benchmark;
•The cost of owning the Fund compared to the cost of owning similar funds;
•The Advisor’s compliance policies, procedures, and regulatory experience; and
•Any collateral benefits derived by the Advisor from the management of the Fund.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Advisor and Board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and because the unified fee cannot be increased without a vote of fund shareholders, it shifts to the Advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies.

Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s annual unified management fee to the total expense ratio of peer funds selected by the independent provider. The Board found the Fund’s management fee to be below the median of the total expense ratios of its peer universe.

When considering the approval of the Fund’s management agreement, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the Fund and the risk that the Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. In addition to overseeing the Fund, a majority of the Board also oversees and evaluates on a continuous basis the nature and quality of services the Advisor provides to other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the Fund.
23

The independent Trustees considered all of the information provided by the Advisor, the independent data provider, and their independent counsel in connection with the approval and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the overall arrangements between the Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.

24

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

25

Notes

26

Notes

27

Notes

28

Notes

29

Notes

30

Notes

31

Notes
32

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96609 2010

Annual Report

August 31, 2020

American Century® STOXX® U.S. Quality Growth ETF (QGRO)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

The iSTOXX American Century USA Quality Growth Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland (“STOXX”), Deutsche Börse Group or their licensors, which is used under license. American Century STOXX U.S. Quality Growth ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the iSTOXX American Century USA Quality Growth Index or its data.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancenturyetfs.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat into early 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, risk assets largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most risk assets rebounded quickly, despite weak economic and corporate earnings data. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. The broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain. U.S. stocks generally fared better than their counterparts elsewhere, and the growth style significantly outperformed value stocks, which struggled. Bond returns were broadly positive, as yields declined sharply.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of August 31, 2020
		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	34.30%	18.76%	9/10/2018
Market Price	34.53%	18.86%	9/10/2018
iSTOXX® American Century USA Quality Growth Index	34.65%	19.08%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2020
Net Asset Value — $14,044

iSTOXX® American Century USA Quality Growth Index — $14,119

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Peruvemba Satish and Rene Casis

Fund Strategy

American Century STOXX® U.S. Quality Growth ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the iSTOXX® American Century USA Quality Growth Index (the underlying index). Under normal market conditions, the fund invests at least 80% of its assets in the component securities of the underlying index.

The STOXX® USA 900 Index, which consists of the 900 largest publicly traded U.S. equity securities, defines the universe we use to create the underlying index. The index is designed to measure the performance of securities in the universe and identify those that exhibit higher growth and quality characteristics relative to their peers. Though component securities of the underlying index may change from time to time, the index typically consists of 150 to 250 securities.

Performance Review

For the 12 months ended August 31, 2020, the fund returned 34.53% on a market price basis. On a net asset value (NAV) basis, the fund returned 34.30%. For the same time period, the underlying index returned 34.65%. The fund fully replicated the underlying index’s components during the reporting period. The fund’s NAV performance differed from the underlying index’s return due to fees and operating expenses associated with the fund.

For the same time period, the fund underperformed market-capitalization-weighted growth strategies, as measured by the Russell 1000 Growth Index* (growth index). The growth index is an unmanaged index generally representative of the performance of U.S. large-cap growth stocks. The fund’s underperformance versus the growth index was largely due to the different compositions of the fund and the growth index. Specifically, the fund tracks the underlying index, which is designed to measure the performance of securities in the universe and identify those that exhibit higher growth and quality characteristics relative to their peers. This approach led to underperformance versus the growth index, which selects and weights growth stocks based on market capitalization.

From a broad perspective, stock selection in the information technology, consumer discretionary and industrials sectors detracted from performance versus the growth index. An overweight allocation to utilities also hampered performance. Stock choices in the health care sector and an underweight allocation to consumer staples benefited the fund’s relative performance, as did an underweight allocation and stock selection in real estate.

At a higher level, it should be noted that the U.S. stock market has increasingly been concentrated in just a handful of names. This is especially true in the growth index, where the top five names make up well over 30% of the index. Part of the risk-aware portfolio construction process embedded in the fund’s index methodology is to cap individual position sizes to no more than 3.5%. In addition, we cap exposure to the high growth sleeve to a maximum of 65%, which is also meant to manage risk but has hampered results as a full allocation to high growth would have outperformed the combination. These risk management techniques were a contributor to the underperformance relative to the broad market index during this period.

The fund’s allocation closed the fiscal year with a bias toward high growth with a 65% weight in high growth and 35% weight in stable growth. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.

*The Russell 1000 Growth Index returns for the one-year and since inception periods ended August 31, 2020, were 44.34% and 23.85%, respectively.
4

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Vertex Pharmaceuticals, Inc.	3.5%
Neurocrine Biosciences, Inc.	3.1%
Adobe, Inc.	2.0%
Fortinet, Inc.	2.0%
Regeneron Pharmaceuticals, Inc.	1.9%
West Pharmaceutical Services, Inc.	1.8%
Amazon.com, Inc.	1.8%
Charter Communications, Inc., Class A	1.7%
Veeva Systems, Inc., Class A	1.7%
Texas Instruments, Inc.	1.7%

Top Five Industries	% of net assets
Software	19.8%
Semiconductors and Semiconductor Equipment	12.7%
Biotechnology	9.4%
Capital Markets	5.0%
Specialty Retail	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$1,329.70	$1.70	0.29%
Hypothetical	$1,000	$1,023.68	$1.48	0.29%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 0.5%
BWX Technologies, Inc.	9,077	$504,772
Lockheed Martin Corp.	672	262,255
Northrop Grumman Corp.	774	265,180
		1,032,207
Air Freight and Logistics — 0.1%
Expeditors International of Washington, Inc.	3,035	268,264
Automobiles — 0.2%
Tesla, Inc.(1)	656	326,898
Beverages — 0.4%
Boston Beer Co., Inc. (The), Class A(1)	303	267,240
Monster Beverage Corp.(1)	6,320	529,995
		797,235
Biotechnology — 9.4%
AbbVie, Inc.	2,821	270,167
Alexion Pharmaceuticals, Inc.(1)	10,745	1,227,294
Amgen, Inc.	1,069	270,799
Exelixis, Inc.(1)	12,095	268,751
Neurocrine Biosciences, Inc.(1)	56,606	6,590,070
Regeneron Pharmaceuticals, Inc.(1)	6,520	4,041,944
Vertex Pharmaceuticals, Inc.(1)	27,282	7,614,952
		20,283,977
Building Products — 0.4%
Masco Corp.	8,944	521,435
Trex Co., Inc.(1)	1,803	269,531
		790,966
Capital Markets — 5.0%
Eaton Vance Corp.	6,761	277,336
FactSet Research Systems, Inc.	745	261,048
LPL Financial Holdings, Inc.	12,997	1,067,834
MarketAxess Holdings, Inc.	7,120	3,459,893
Moody's Corp.	1,860	548,030
MSCI, Inc.	1,452	541,988
S&P Global, Inc.	6,597	2,417,273
Tradeweb Markets, Inc., Class A	38,838	2,225,029
		10,798,431
Chemicals — 0.2%
RPM International, Inc.	3,127	265,076
Sherwin-Williams Co. (The)	396	265,736
		530,812
Commercial Services and Supplies — 0.2%
Cintas Corp.	817	272,257
Tetra Tech, Inc.	2,845	262,622
		534,879
Communications Equipment — 3.3%
Arista Networks, Inc.(1)	12,093	2,702,181
Ciena Corp.(1)	51,130	2,902,650
7

	Shares	Value
Cisco Systems, Inc.	34,876	$1,472,465
		7,077,296
Construction and Engineering — 0.1%
Quanta Services, Inc.	5,189	265,936
Construction Materials — 0.1%
Vulcan Materials Co.	2,131	255,720
Containers and Packaging — 0.2%
Avery Dennison Corp.	2,289	264,127
Berry Global Group, Inc.(1)	5,083	261,978
		526,105
Distributors — 0.1%
Pool Corp.	791	259,321
Diversified Consumer Services — 0.3%
Chegg, Inc.(1)	3,516	259,270
frontdoor, Inc.(1)	6,391	278,456
		537,726
Electric Utilities — 0.9%
IDACORP, Inc.	4,326	388,908
NextEra Energy, Inc.	5,437	1,517,847
		1,906,755
Electrical Equipment — 0.1%
Generac Holdings, Inc.(1)	1,424	270,531
Electronic Equipment, Instruments and Components — 0.1%
Zebra Technologies Corp., Class A(1)	955	273,636
Entertainment — 0.6%
Electronic Arts, Inc.(1)	3,732	520,502
Netflix, Inc.(1)	541	286,492
Take-Two Interactive Software, Inc.(1)	1,534	262,606
Zynga, Inc., Class A(1)	28,907	261,897
		1,331,497
Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.	1,077	268,335
Equinix, Inc.	340	268,525
SBA Communications Corp.	871	266,587
Weyerhaeuser Co.	9,103	275,912
		1,079,359
Food and Staples Retailing — 2.1%
BJ's Wholesale Club Holdings, Inc.(1)	11,318	502,632
Costco Wholesale Corp.	770	267,698
Kroger Co. (The)	102,967	3,673,863
		4,444,193
Food Products — 0.1%
Tyson Foods, Inc., Class A	4,176	262,253
Health Care Equipment and Supplies — 3.4%
ABIOMED, Inc.(1)	853	262,400
Align Technology, Inc.(1)	1,789	531,297
Danaher Corp.	1,278	263,869
DexCom, Inc.(1)	617	262,478
Edwards Lifesciences Corp.(1)	6,605	566,973
Hill-Rom Holdings, Inc.	2,825	264,957
IDEXX Laboratories, Inc.(1)	1,382	540,445
Quidel Corp.(1)	1,139	200,418
8

	Shares	Value
ResMed, Inc.	2,963	$535,651
West Pharmaceutical Services, Inc.	13,529	3,841,695
		7,270,183
Health Care Providers and Services — 4.4%
Amedisys, Inc.(1)	8,831	2,136,219
Chemed Corp.	5,708	2,951,664
DaVita, Inc.(1)	3,026	262,536
HCA Healthcare, Inc.	1,979	268,590
Humana, Inc.	1,308	543,042
LHC Group, Inc.(1)	9,130	1,903,057
Molina Healthcare, Inc.(1)	1,456	269,316
Universal Health Services, Inc., Class B	9,676	1,067,747
		9,402,171
Health Care Technology — 1.9%
Cerner Corp.	3,695	271,102
Veeva Systems, Inc., Class A(1)	13,259	3,742,618
		4,013,720
Hotels, Restaurants and Leisure — 0.6%
Chipotle Mexican Grill, Inc.(1)	209	273,849
Domino's Pizza, Inc.	1,265	517,334
Yum China Holdings, Inc.	4,819	278,104
Yum! Brands, Inc.	2,750	263,588
		1,332,875
Household Durables — 1.1%
D.R. Horton, Inc.	7,031	501,803
Helen of Troy Ltd.(1)	1,254	259,352
Lennar Corp., Class A	3,403	254,613
NVR, Inc.(1)	63	262,605
PulteGroup, Inc.	5,624	250,774
Tempur Sealy International, Inc.(1)	3,069	262,522
TopBuild Corp.(1)	3,436	528,457
		2,320,126
Household Products — 0.5%
Church & Dwight Co., Inc.	2,761	264,587
Clorox Co. (The)	1,211	270,658
Colgate-Palmolive Co.	3,376	267,582
Kimberly-Clark Corp.	1,700	268,192
		1,071,019
Industrial Conglomerates — 0.1%
3M Co.	1,627	265,233
Insurance — 0.3%
Aon plc, Class A	1,379	275,786
Arthur J. Gallagher & Co.	2,545	267,989
		543,775
Interactive Media and Services — 3.0%
Alphabet, Inc., Class C(1)	165	269,639
Facebook, Inc., Class A(1)	11,244	3,296,741
Match Group, Inc.(1)	25,997	2,903,345
		6,469,725
Internet and Direct Marketing Retail — 4.8%
Amazon.com, Inc.(1)	1,110	3,830,566
eBay, Inc.	63,998	3,505,810
9

	Shares	Value
Etsy, Inc.(1)	25,377	$3,037,627
		10,374,003
IT Services — 4.4%
Akamai Technologies, Inc.(1)	2,391	278,384
Booz Allen Hamilton Holding Corp.	6,141	540,777
Cognizant Technology Solutions Corp., Class A	3,964	265,033
EPAM Systems, Inc.(1)	6,649	2,174,888
MasterCard, Inc., Class A	1,527	546,956
Pagseguro Digital Ltd., Class A(1)	5,930	249,890
PayPal Holdings, Inc.(1)	1,316	268,648
Shopify, Inc., Class A(1)	2,559	2,728,969
Square, Inc., Class A(1)	13,696	2,185,334
Visa, Inc., Class A	1,275	270,287
		9,509,166
Leisure Products — 0.1%
Brunswick Corp.	4,302	266,251
Life Sciences Tools and Services — 1.8%
Avantor, Inc.(1)	12,150	274,225
Bio-Rad Laboratories, Inc., Class A(1)	518	263,449
Bio-Techne Corp.	1,058	270,277
Illumina, Inc.(1)	756	270,058
Mettler-Toledo International, Inc.(1)	274	265,994
PerkinElmer, Inc.	2,283	268,755
Repligen Corp.(1)	14,346	2,222,339
		3,835,097
Machinery — 0.1%
Snap-on, Inc.	1,795	266,145
Media — 3.0%
Cable One, Inc.	1,451	2,670,319
Charter Communications, Inc., Class A(1)	6,093	3,750,912
		6,421,231
Metals and Mining — 0.3%
Newmont Corp.	4,091	275,242
Reliance Steel & Aluminum Co.	2,531	265,426
		540,668
Multi-Utilities — 0.1%
WEC Energy Group, Inc.	2,876	270,574
Multiline Retail — 0.5%
Dollar General Corp.	2,671	539,221
Ollie's Bargain Outlet Holdings, Inc.(1)	2,430	232,162
Target Corp.	1,736	262,501
		1,033,884
Personal Products — 0.1%
Herbalife Nutrition Ltd.(1)	5,300	260,495
Pharmaceuticals — 1.1%
Eli Lilly & Co.	11,146	1,653,955
Merck & Co., Inc.	3,097	264,081
Zoetis, Inc.	3,347	535,855
		2,453,891
Professional Services — 2.1%
CoreLogic, Inc.	3,986	264,670
CoStar Group, Inc.(1)	4,349	3,690,562
10

	Shares	Value
FTI Consulting, Inc.(1)	2,278	$261,423
Verisk Analytics, Inc.	1,427	266,378
		4,483,033
Real Estate Management and Development — 0.1%
CBRE Group, Inc., Class A(1)	5,600	263,368
Road and Rail — 0.4%
J.B. Hunt Transport Services, Inc.	1,883	264,637
Old Dominion Freight Line, Inc.	2,685	542,853
		807,490
Semiconductors and Semiconductor Equipment — 12.7%
Advanced Micro Devices, Inc.(1)	3,073	279,090
Applied Materials, Inc.	41,430	2,552,088
Cirrus Logic, Inc.(1)	4,390	265,990
Enphase Energy, Inc.(1)	10,485	809,756
Entegris, Inc.	3,797	253,981
Intel Corp.	64,421	3,282,250
KLA Corp.	12,620	2,588,867
Lam Research Corp.	8,281	2,785,231
Maxim Integrated Products, Inc.	3,747	256,445
MKS Instruments, Inc.	2,170	259,380
Monolithic Power Systems, Inc.	6,840	1,827,169
NVIDIA Corp.	6,764	3,618,605
Qorvo, Inc.(1)	2,011	257,951
QUALCOMM, Inc.	2,289	272,620
SolarEdge Technologies, Inc.(1)	6,225	1,376,659
Teradyne, Inc.	29,383	2,496,673
Texas Instruments, Inc.	26,225	3,727,884
Universal Display Corp.	1,464	256,932
Xilinx, Inc.	2,567	267,379
		27,434,950
Software — 19.8%
Adobe, Inc.(1)	8,217	4,218,526
Aspen Technology, Inc.(1)	2,103	267,144
Atlassian Corp. plc, Class A(1)	1,538	294,927
Autodesk, Inc.(1)	1,052	258,476
Cadence Design Systems, Inc.(1)	31,006	3,438,876
Ceridian HCM Holding, Inc.(1)	3,537	281,262
Check Point Software Technologies Ltd.(1)	2,076	262,116
Citrix Systems, Inc.	22,282	3,235,346
Coupa Software, Inc.(1)	880	288,411
DocuSign, Inc.(1)	1,294	288,562
Fair Isaac Corp.(1)	627	263,835
Five9, Inc.(1)	17,150	2,185,596
Fortinet, Inc.(1)	31,856	4,205,151
Intuit, Inc.	9,974	3,444,920
Microsoft Corp.	2,452	553,000
Oracle Corp. (New York)	4,731	270,708
Paycom Software, Inc.(1)	5,542	1,659,607
Paylocity Holding Corp.(1)	1,909	281,100
PTC, Inc.(1)	3,011	275,236
Qualys, Inc.(1)	2,479	263,121
RingCentral, Inc., Class A(1)	7,474	2,173,215
11

	Shares	Value
salesforce.com, Inc.(1)	1,228	$334,814
ServiceNow, Inc.(1)	7,533	3,631,057
Synopsys, Inc.(1)	2,455	543,292
Trade Desk, Inc. (The), Class A(1)	3,388	1,630,644
VMware, Inc., Class A(1)	18,862	2,724,427
Workday, Inc., Class A(1)	9,881	2,368,575
Zoom Video Communications, Inc., Class A(1)	9,137	2,970,439
		42,612,383
Specialty Retail — 5.0%
Best Buy Co., Inc.	23,558	2,612,818
Floor & Decor Holdings, Inc., Class A(1)	3,654	267,619
Home Depot, Inc. (The)	927	264,232
Lowe's Cos., Inc.	3,357	552,864
O'Reilly Automotive, Inc.(1)	7,404	3,447,525
Tractor Supply Co.	22,507	3,349,717
Williams-Sonoma, Inc.	2,783	244,236
		10,739,011
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc.	4,252	548,678
Textiles, Apparel and Luxury Goods — 1.7%
Deckers Outdoor Corp.(1)	1,265	257,895
lululemon athletica, Inc.(1)	8,413	3,160,512
NIKE, Inc., Class B	2,380	266,298
		3,684,705
Trading Companies and Distributors — 1.1%
Fastenal Co.	11,082	541,467
HD Supply Holdings, Inc.(1)	38,890	1,542,377
SiteOne Landscape Supply, Inc.(1)	2,165	270,733
		2,354,577
Water Utilities — 0.1%
American Water Works Co., Inc.	1,849	261,338
TOTAL COMMON STOCKS (Cost $184,295,656)		214,963,762
TEMPORARY CASH INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $253,232)	253,232	253,232
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $184,548,888)		215,216,994
OTHER ASSETS AND LIABILITIES — 0.1%		221,539
TOTAL NET ASSETS — 100.0%		$215,438,533

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $184,548,888)	$215,216,994
Receivable for investments sold	120,226,691
Receivable for capital shares sold	52,964,210
Dividends and interest receivable	466,038
388,873,933

Liabilities
Payable for investments purchased	123,019,391
Payable for capital shares redeemed	50,365,260
Accrued management fees	50,749
173,435,400

Net Assets	$215,438,533

Shares outstanding (unlimited number of shares authorized)	3,850,000

Net Asset Value Per Share	$55.96

Net Assets Consist of:
Capital paid in	$187,838,397
Distributable earnings	27,600,136
$215,438,533

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED AUGUST 31, 2020
Investment Income (Loss)
Income:
Dividends	$979,010
Securities lending, net	7,113
Interest	1,785
987,908
Expenses:
Management fees	418,184
Other expenses	1,155
419,339

Net investment income (loss)	568,569

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (Note 4)	26,461,497
Change in net unrealized appreciation (depreciation) on investments	28,986,871

Net realized and unrealized gain (loss)	55,448,368

Net Increase (Decrease) in Net Assets Resulting from Operations	$56,016,937

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEAR ENDED AUGUST 31, 2020 AND PERIOD ENDED AUGUST 31, 2019
Increase (Decrease) in Net Assets	August 31, 2020	August 31, 2019(1)
Operations
Net investment income (loss)	$568,569	$64,742
Net realized gain (loss)	26,461,497	(415,519)
Change in net unrealized appreciation (depreciation)	28,986,871	1,681,235
Net increase (decrease) in net assets resulting from operations	56,016,937	1,330,458

Distributions to Shareholders
From earnings	(537,870)	(48,485)

Capital Share Transactions
Proceeds from shares sold	261,431,182	20,682,293
Payments for shares redeemed	(123,435,982)	—
Net increase (decrease) in net assets from capital share transactions	137,995,200	20,682,293

Net increase (decrease) in net assets	193,474,267	21,964,266

Net Assets
Beginning of period	21,964,266	—
End of period	$215,438,533	$21,964,266

Transactions in Shares of the Fund
Sold	5,825,000	525,000
Redeemed	(2,500,000)	—
Net increase (decrease) in shares of the fund	3,325,000	525,000

(1)September 10, 2018 (fund inception) through August 31, 2019.

See Notes to Financial Statements.

15

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century STOXX® U.S. Quality Growth ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the iSTOXX® American Century USA Quality Growth Index. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on September 10, 2018.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 67% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

17

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.29%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 were $265,856,750 and $260,936,284, respectively.

Securities received or delivered in-kind through subscriptions and redemptions for the period ended August 31, 2020 were $255,859,087 and $121,544,081, respectively. The fund incurred net realized gains of $29,312,881 from in-kind transactions. Net realized gain (loss) on in-kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 25,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a basket of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
18

The fund seeks to track an index. If the fund's index has high portfolio turnover, the fund may also have high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is not actively managed and does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the fund generally will not buy or sell securities unless they are added or removed from the index, even if the security is underperforming.

8. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2020 and the period September 10, 2018 (fund inception) through August 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$537,870	$48,485
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to in-kind transactions, were made to capital paid in $29,160,904 and distributable earnings $(29,160,904).
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$184,715,574
Gross tax appreciation of investments	$30,933,961
Gross tax depreciation of investments	(432,541)
Net tax appreciation (depreciation) of investments	$30,501,420
Undistributed ordinary income	$36,333
Accumulated short-term capital losses	$(2,937,617)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020	$41.84	0.18	14.11	14.29	(0.17)	$55.96	34.30%	0.29%	0.39%	180%	$215,439
2019(4)	$40.15	0.18	1.64	1.82	(0.13)	$41.84	4.57%	0.29%(5)	0.48%(5)	191%	$21,964

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)September 10, 2018 (fund inception) through August 31, 2019.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century STOXX® U.S. Quality Growth ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended August 31, 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of American Century STOXX® U.S. Quality Growth ETF as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended August 31, 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

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Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
25

controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year and since inception periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
26

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.
27

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

28

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For corporate taxpayers, the fund hereby designates $537,870, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2020 as qualified for the corporate dividends received deduction.
31

Notes

32

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95463 2010

Annual Report

August 31, 2020

American Century® STOXX® U.S. Quality Value ETF (VALQ)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

The iSTOXX American Century USA Quality Value Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland (“STOXX”), Deutsche Börse Group or their licensors, which is used under license. American Century STOXX U.S. Quality Value ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the iSTOXX American Century USA Quality Value Index or its data.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancenturyetfs.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat into early 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, risk assets largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most risk assets rebounded quickly, despite weak economic and corporate earnings data. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. The broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain. U.S. stocks generally fared better than their counterparts elsewhere, and the growth style significantly outperformed value stocks, which struggled. Bond returns were broadly positive, as yields declined sharply.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of August 31, 2020
		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	1.55%	0.74%	1/11/2018
Market Price	1.75%	0.79%	1/11/2018
iSTOXX® American Century USA Quality Value Index	1.69%	0.96%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made January 11, 2018

Value on August 31, 2020
Net Asset Value — $10,197

iSTOXX® American Century USA Quality Value Index — $10,255

Total Annual Fund Operating Expenses
0.29%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Peruvemba Satish and Rene Casis

Fund Strategy

American Century STOXX® U.S. Quality Value ETF seeks to track the investment results (before fees and expenses) of the iSTOXX® American Century USA Quality Value Index (the underlying index). Under normal market conditions, the fund invests at least 80% of its assets in the component securities of the underlying index.

The STOXX® USA 900 Index, which consists of the 900 largest publicly traded U.S. equity securities, defines the universe we use to create the underlying index. From that universe, we use a rules-based methodology that screens and weights stocks based on fundamental measures of quality, value and income. The resulting underlying index is designed to include high-quality securities of large- and mid-cap companies that are undervalued or have sustainable income. Although component securities of the underlying index may change from time to time, the index typically consists of 200 to 300 securities.

Performance Review

For the 12-month period ended August 31, 2020, the fund returned 1.75% on a market price basis. On a net asset value (NAV) basis, the fund returned 1.55%. For the same time period, the underlying index returned 1.69%. The fund fully replicated the underlying index’s components during the reporting period. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.

For the same time period, the fund outperformed market-capitalization-weighted value strategies, as measured by the Russell 1000 Value Index* (value index). The value index is an unmanaged index generally representative of the performance of U.S. large-cap value stocks. The fund’s outperformance versus the value index was largely due to the different compositions of the fund and the value index. Specifically, the fund tracks the underlying index, which pursues risk-adjusted returns by dynamically allocating among companies that we believe are high quality, attractively valued companies and companies offering sustainable income.

From a broad perspective, the fund’s information technology overweight and several holdings in the information technology sector were key drivers of the fund’s outperformance versus the value index. More specifically, holdings in the computers and peripherals and communications equipment industries were among the fund’s top contributors. An underweight and security selection in the energy sector as well as an underweight in the financials sector also positively impacted relative returns. On the other hand, holdings and an overweight in the real estate sector negatively impacted relative results. The industrials sector was another area of weakness for the fund due to both security selection and an underweight in the sector. Within industrials, several holdings in the airlines as well as the aerospace and defense industries detracted from performance. Furthermore, stock selection in the consumer staples and communication services sectors weighed on performance.

The fund’s allocation closed the 12-month period with an 80% allocation to value and a 20% allocation to income. Over the course of the year, the allocation to value was as high as 80% and as low as 35%. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.

*The Russell 1000 Value Index returns for the one year and since inception periods ended August 31, 2020, were 0.84% and 0.90%, respectively.
4

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Target Corp.	2.6%
Kroger Co. (The)	2.6%
Apple, Inc.	2.2%
Alphabet, Inc., Class C	2.0%
Biogen, Inc.	2.0%
Check Point Software Technologies Ltd.	1.8%
AT&T, Inc.	1.7%
International Business Machines Corp.	1.7%
United Parcel Service, Inc., Class B	1.7%
AbbVie, Inc.	1.7%

Top Five Industries	% of net assets
Food and Staples Retailing	6.1%
Health Care Providers and Services	5.9%
Technology Hardware, Storage and Peripherals	5.7%
Biotechnology	5.2%
Software	5.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	(0.1)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$1,029.00	$1.48	0.29%
Hypothetical	$1,000	$1,023.68	$1.48	0.29%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 1.7%
General Dynamics Corp.	1,807	$269,876
Huntington Ingalls Industries, Inc.	1,722	260,917
L3Harris Technologies, Inc.	1,512	273,279
Lockheed Martin Corp.	693	270,450
Northrop Grumman Corp.	798	273,403
Textron, Inc.	26,045	1,026,954
		2,374,879
Air Freight and Logistics — 4.6%
CH Robinson Worldwide, Inc.	9,921	975,234
Expeditors International of Washington, Inc.	9,390	829,982
FedEx Corp.	10,216	2,245,886
United Parcel Service, Inc., Class B	14,113	2,309,169
		6,360,271
Auto Components — 0.4%
BorgWarner, Inc.	6,675	270,938
Lear Corp.	2,375	270,584
		541,522
Banks — 0.6%
Bank of America Corp.	10,526	270,939
Popular, Inc.	7,122	263,799
Regions Financial Corp.	23,432	270,874
		805,612
Beverages — 0.4%
Coca-Cola Co. (The)	5,712	282,915
PepsiCo, Inc.	1,993	279,140
		562,055
Biotechnology — 5.2%
AbbVie, Inc.	23,876	2,286,604
Alexion Pharmaceuticals, Inc.(1)	3,070	350,655
Amgen, Inc.	1,103	279,412
Biogen, Inc.(1)	9,492	2,730,279
Emergent BioSolutions, Inc.(1)	6,643	757,634
Regeneron Pharmaceuticals, Inc.(1)	731	453,169
United Therapeutics Corp.(1)	2,605	278,631
		7,136,384
Capital Markets — 2.0%
Affiliated Managers Group, Inc.	3,853	264,509
Ameriprise Financial, Inc.	1,743	273,302
Bank of New York Mellon Corp. (The)	7,463	275,982
E*TRADE Financial Corp.	5,071	274,341
Invesco Ltd.	25,578	260,896
Janus Henderson Group plc	13,064	270,686
Lazard Ltd., Class A	4,332	137,194
Morgan Stanley	5,258	274,783
Raymond James Financial, Inc.	3,557	269,336
7

	Shares	Value
State Street Corp.	5,660	$385,389
		2,686,418
Chemicals — 1.8%
CF Industries Holdings, Inc.	10,233	333,903
Eastman Chemical Co.	3,726	272,408
Huntsman Corp.	17,372	375,582
LyondellBasell Industries NV, Class A	19,831	1,298,534
Scotts Miracle-Gro Co. (The)	391	65,895
Valvoline, Inc.	3,237	66,035
		2,412,357
Commercial Services and Supplies — 0.4%
Republic Services, Inc.	3,739	346,680
Waste Management, Inc.	2,418	275,652
		622,332
Communications Equipment — 2.4%
Ciena Corp.(1)	14,993	851,153
Cisco Systems, Inc.	26,333	1,111,779
F5 Networks, Inc.(1)	2,046	270,747
Juniper Networks, Inc.	32,277	806,925
Lumentum Holdings, Inc.(1)	3,258	280,188
		3,320,792
Construction and Engineering — 1.1%
EMCOR Group, Inc.	4,028	302,140
Quanta Services, Inc.	24,803	1,271,154
		1,573,294
Consumer Finance — 0.2%
American Express Co.	2,763	280,693
Containers and Packaging — 1.2%
Amcor plc	25,178	278,469
AptarGroup, Inc.	579	68,548
International Paper Co.	7,558	274,128
Packaging Corp. of America	3,449	349,177
Sealed Air Corp.	9,057	355,940
Sonoco Products Co.	5,091	269,976
		1,596,238
Distributors — 0.3%
Genuine Parts Co.	724	68,375
LKQ Corp.(1)	9,614	305,148
		373,523
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B(1)	1,380	300,895
Diversified Telecommunication Services — 3.4%
AT&T, Inc.	80,770	2,407,754
CenturyLink, Inc.	76,465	821,999
Liberty Global plc, Class C(1)	15,120	347,911
Verizon Communications, Inc.	18,424	1,091,990
		4,669,654
Electric Utilities — 2.7%
Alliant Energy Corp.	1,806	97,795
Exelon Corp.	7,371	272,064
IDACORP, Inc.	765	68,773
NextEra Energy, Inc.	346	96,593
8

	Shares	Value
NRG Energy, Inc.	22,255	$765,794
Portland General Electric Co.	4,083	155,766
PPL Corp.	34,308	947,930
Southern Co. (The)	11,645	607,636
Xcel Energy, Inc.	9,698	673,769
		3,686,120
Electrical Equipment — 0.4%
Acuity Brands, Inc.	2,484	271,477
Eaton Corp. plc	2,662	271,790
Rockwell Automation, Inc.	310	71,464
		614,731
Electronic Equipment, Instruments and Components — 1.2%
Arrow Electronics, Inc.(1)	3,665	287,922
Corning, Inc.	8,321	270,100
Jabil, Inc.	7,981	272,551
SYNNEX Corp.	6,398	813,506
		1,644,079
Equity Real Estate Investment Trusts (REITs) — 1.3%
CubeSmart	9,569	302,572
Equity Commonwealth	8,909	279,654
Kimco Realty Corp.	23,154	277,616
Life Storage, Inc.	3,337	351,820
Simon Property Group, Inc.	3,987	270,518
Welltower, Inc.	4,752	273,335
		1,755,515
Food and Staples Retailing — 6.1%
BJ's Wholesale Club Holdings, Inc.(1)	5,837	259,221
Casey's General Stores, Inc.	3,081	547,956
Costco Wholesale Corp.	3,176	1,104,168
Kroger Co. (The)	98,611	3,518,441
Walgreens Boots Alliance, Inc.	44,211	1,680,902
Walmart, Inc.	8,920	1,238,542
		8,349,230
Food Products — 3.8%
Archer-Daniels-Midland Co.	6,726	301,056
Bunge Ltd.	5,830	265,965
Conagra Brands, Inc.	7,492	287,393
Flowers Foods, Inc.	21,868	534,891
General Mills, Inc.	13,121	839,088
Hershey Co. (The)	501	74,469
Hormel Foods Corp.	1,328	67,701
Ingredion, Inc.	3,488	280,575
J.M. Smucker Co. (The)	2,948	354,291
Kellogg Co.	3,938	279,243
McCormick & Co., Inc.	371	76,500
Tyson Foods, Inc., Class A	29,246	1,836,649
		5,197,821
Gas Utilities — 0.8%
Atmos Energy Corp.	681	67,977
National Fuel Gas Co.	6,044	275,848
UGI Corp.	20,364	703,169
		1,046,994
9

	Shares	Value
Health Care Equipment and Supplies — 0.8%
Medtronic plc	2,668	$286,730
West Pharmaceutical Services, Inc.	2,990	849,040
		1,135,770
Health Care Providers and Services — 5.9%
AmerisourceBergen Corp.	2,785	270,229
Anthem, Inc.	6,033	1,698,410
Cardinal Health, Inc.	5,413	274,764
Chemed Corp.	134	69,293
CVS Health Corp.	4,312	267,861
DaVita, Inc.(1)	3,120	270,691
HCA Healthcare, Inc.	2,290	310,799
Henry Schein, Inc.(1)	4,179	277,653
Humana, Inc.	4,231	1,756,584
McKesson Corp.	10,780	1,654,083
Molina Healthcare, Inc.(1)	1,502	277,825
Quest Diagnostics, Inc.	2,313	257,298
UnitedHealth Group, Inc.	1,365	426,631
Universal Health Services, Inc., Class B	2,495	275,323
		8,087,444
Health Care Technology — 0.2%
Cerner Corp.	3,811	279,613
Hotels, Restaurants and Leisure — 0.6%
Vail Resorts, Inc.	1,225	266,646
Wyndham Destinations, Inc.	9,563	277,231
Yum China Holdings, Inc.	4,970	286,819
		830,696
Household Durables — 2.6%
D.R. Horton, Inc.	4,567	325,947
Lennar Corp., Class A	3,510	262,618
Mohawk Industries, Inc.(1)	5,865	541,515
PulteGroup, Inc.	23,203	1,034,622
Tempur Sealy International, Inc.(1)	3,165	270,734
Whirlpool Corp.	6,064	1,077,694
		3,513,130
Household Products — 3.3%
Church & Dwight Co., Inc.	7,371	706,363
Clorox Co. (The)	3,746	837,231
Colgate-Palmolive Co.	10,447	828,029
Kimberly-Clark Corp.	7,015	1,106,687
Procter & Gamble Co. (The)	8,088	1,118,813
		4,597,123
Industrial Conglomerates — 1.2%
3M Co.	6,712	1,094,190
Carlisle Cos., Inc.	2,132	279,185
Honeywell International, Inc.	1,663	275,310
		1,648,685
Insurance — 2.0%
Aflac, Inc.	7,377	267,933
Allstate Corp. (The)	2,919	271,467
American Financial Group, Inc.	4,054	271,010
Hartford Financial Services Group, Inc. (The)	6,592	266,646
10

	Shares	Value
MetLife, Inc.	14,678	$564,516
Principal Financial Group, Inc.	6,177	260,113
Reinsurance Group of America, Inc.	2,916	267,339
Travelers Cos., Inc. (The)	2,367	274,667
Unum Group	14,675	271,194
		2,714,885
Interactive Media and Services — 2.4%
Alphabet, Inc., Class C(1)	1,702	2,781,374
Facebook, Inc., Class A(1)	1,792	525,415
		3,306,789
Internet and Direct Marketing Retail — 0.2%
MercadoLibre, Inc.(1)	224	261,764
IT Services — 4.4%
Akamai Technologies, Inc.(1)	2,466	287,116
Amdocs Ltd.	4,541	278,046
Booz Allen Hamilton Holding Corp.	7,917	697,171
CACI International, Inc., Class A(1)	1,170	274,002
Cognizant Technology Solutions Corp., Class A	24,619	1,646,026
International Business Machines Corp.	18,920	2,333,025
MAXIMUS, Inc.	881	68,322
Western Union Co. (The)	18,384	433,679
		6,017,387
Leisure Products — 0.4%
Brunswick Corp.	4,436	274,544
Polaris, Inc.	2,640	266,746
		541,290
Life Sciences Tools and Services — 0.1%
Bio-Techne Corp.	273	69,741
Machinery — 0.8%
AGCO Corp.	4,811	342,062
Caterpillar, Inc.	1,939	275,939
Cummins, Inc.	1,303	270,047
Oshkosh Corp.	3,527	271,614
		1,159,662
Media — 2.6%
Comcast Corp., Class A	15,211	681,605
DISH Network Corp., Class A(1)	23,176	823,211
Fox Corp., Class A	10,174	283,448
Interpublic Group of Cos., Inc. (The)	18,869	335,113
New York Times Co. (The), Class A	13,713	594,184
News Corp., Class A	22,422	339,021
Omnicom Group, Inc.	5,087	275,156
ViacomCBS, Inc., Class B	9,927	276,467
		3,608,205
Metals and Mining — 1.5%
Nucor Corp.	12,012	546,066
Reliance Steel & Aluminum Co.	2,610	273,711
Steel Dynamics, Inc.	42,220	1,246,334
		2,066,111
Multi-Utilities — 0.7%
Ameren Corp.	1,103	87,259
Consolidated Edison, Inc.	10,505	749,427
11

	Shares	Value
DTE Energy Co.	678	$80,458
WEC Energy Group, Inc.	741	69,713
		986,857
Multiline Retail — 2.8%
Dollar General Corp.	344	69,447
Dollar Tree, Inc.(1)	2,947	283,708
Target Corp.	23,277	3,519,715
		3,872,870
Oil, Gas and Consumable Fuels — 0.9%
Chevron Corp.	3,178	266,730
Exxon Mobil Corp.	6,695	267,398
HollyFrontier Corp.	10,506	250,778
Phillips 66	4,441	259,665
Valero Energy Corp.	5,045	265,317
		1,309,888
Personal Products — 0.2%
Herbalife Nutrition Ltd.(1)	5,466	268,654
Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	1,091	67,860
Johnson & Johnson	7,199	1,104,399
Merck & Co., Inc.	12,829	1,093,929
Mylan NV(1)	119,512	1,957,606
Perrigo Co. plc	5,218	272,901
Pfizer, Inc.	29,433	1,112,273
Zoetis, Inc.	5,177	828,838
		6,437,806
Professional Services — 0.9%
ManpowerGroup, Inc.	10,510	770,488
Nielsen Holdings plc	17,795	271,907
Robert Half International, Inc.	4,999	265,947
		1,308,342
Real Estate Management and Development — 0.2%
CBRE Group, Inc., Class A(1)	5,775	271,598
Road and Rail — 0.7%
CSX Corp.	3,609	275,944
Landstar System, Inc.	513	68,275
Norfolk Southern Corp.	1,281	272,251
Old Dominion Freight Line, Inc.	346	69,955
Union Pacific Corp.	1,780	342,543
		1,028,968
Semiconductors and Semiconductor Equipment — 2.6%
Applied Materials, Inc.	4,273	263,217
Broadcom, Inc.	814	282,580
Intel Corp.	31,491	1,604,467
KLA Corp.	1,302	267,092
Lam Research Corp.	776	261,000
Maxim Integrated Products, Inc.	1,477	101,086
Qorvo, Inc.(1)	2,074	266,032
QUALCOMM, Inc.	3,963	471,993
		3,517,467
Software — 5.1%
Blackbaud, Inc.	4,191	267,595
12

	Shares	Value
Check Point Software Technologies Ltd.(1)	19,267	$2,432,651
Intuit, Inc.	203	70,114
j2 Global, Inc.(1)	14,994	1,049,430
LogMeIn, Inc.	2,395	206,066
Microsoft Corp.	2,148	484,439
NortonLifeLock, Inc.	11,651	274,032
Oracle Corp. (New York)	33,891	1,939,243
VMware, Inc., Class A(1)	1,945	280,936
		7,004,506
Specialty Retail — 1.3%
Best Buy Co., Inc.	5,058	560,983
Foot Locker, Inc.	9,227	279,855
L Brands, Inc.	11,901	349,889
Lowe's Cos., Inc.	1,649	271,574
Williams-Sonoma, Inc.	3,754	329,451
		1,791,752
Technology Hardware, Storage and Peripherals — 5.7%
Apple, Inc.	23,200	2,993,728
Hewlett Packard Enterprise Co.	176,001	1,701,930
HP, Inc.	104,958	2,051,929
NetApp, Inc.	6,552	310,499
Seagate Technology plc	6,023	289,044
Xerox Holdings Corp.	28,946	545,921
		7,893,051
Textiles, Apparel and Luxury Goods — 0.8%
Hanesbrands, Inc.	51,283	784,117
Ralph Lauren Corp.	3,960	272,567
		1,056,684
Thrifts and Mortgage Finance — 0.7%
Essent Group Ltd.	11,849	423,009
MGIC Investment Corp.	61,022	559,572
		982,581
Tobacco — 0.4%
Altria Group, Inc.	6,289	275,081
Philip Morris International, Inc.	3,437	274,238
		549,319
Trading Companies and Distributors — 0.9%
HD Supply Holdings, Inc.(1)	8,135	322,634
W.W. Grainger, Inc.	772	282,112
Watsco, Inc.	2,802	686,462
		1,291,208
Water Utilities†
American Water Works Co., Inc.	477	67,419
TOTAL COMMON STOCKS (Cost $126,274,635)		137,388,674
TEMPORARY CASH INVESTMENTS — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $389,034)	389,034	389,034
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $126,663,669)		137,777,708
OTHER ASSETS AND LIABILITIES — (0.1)%		(179,451)
TOTAL NET ASSETS — 100.0%		$137,598,257
13

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $126,663,669)	$137,777,708
Receivable for investments sold	42,270,878
Dividends and interest receivable	380,599
180,429,185

Liabilities
Payable for investments purchased	42,797,604
Accrued management fees	33,324
42,830,928

Net Assets	$137,598,257

Shares outstanding (unlimited number of shares authorized)	3,550,000

Net Asset Value Per Share	$38.76

Net Assets Consist of:
Capital paid in	$142,303,046
Distributable earnings	(4,704,789)
$137,598,257

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED AUGUST 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $559)	$3,335,121
Interest	2,565
Securities lending, net	185
3,337,871

Expenses:
Management fees	328,239

Net investment income (loss)	3,009,632

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (Note 4)	(14,863,742)
Change in net unrealized appreciation (depreciation) on investments	9,994,124

Net realized and unrealized gain (loss)	(4,869,618)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,859,986)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2020 AND AUGUST 31, 2019
Increase (Decrease) in Net Assets	August 31, 2020	August 31, 2019
Operations
Net investment income (loss)	$3,009,632	$508,344
Net realized gain (loss)	(14,863,742)	(887,679)
Change in net unrealized appreciation (depreciation)	9,994,124	842,893
Net increase (decrease) in net assets resulting from operations	(1,859,986)	463,558

Distributions to Shareholders
From earnings	(2,568,849)	(379,921)

Capital Share Transactions
Proceeds from shares sold	112,503,720	25,969,935
Payments for shares redeemed	(867,525)	(2,953,425)
Net increase (decrease) in net assets from capital share transactions	111,636,195	23,016,510

Net increase (decrease) in net assets	107,207,360	23,100,147

Net Assets
Beginning of period	30,390,897	7,290,750
End of period	$137,598,257	$30,390,897

Transactions in Shares of the Fund
Sold	2,800,000	675,000
Redeemed	(25,001)	(75,000)
Net increase (decrease) in shares of the fund	2,774,999	600,000

See Notes to Financial Statements.

17

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century STOXX® U.S. Quality Value ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the iSTOXX® American Century USA Quality Value Index. Shares of the fund are listed for trading on the NYSE Arca, Inc.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
18

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 71% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

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Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.29%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 were $204,571,488 and $199,749,459, respectively.

Securities received or delivered in-kind through subscriptions and redemptions for the period ended August 31, 2020 were $111,860,190 and $854,510, respectively. The fund incurred net realized gains of $190,563 from in-kind transactions. Net realized gain (loss) on in-kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 25,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a basket of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
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The fund seeks to track an index. If the fund's index has high portfolio turnover, the fund may also have high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is not actively managed and does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the fund generally will not buy or sell securities unless they are added or removed from the index, even if the security is underperforming.

8. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2020 and August 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$2,568,849	$379,921
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$127,207,135
Gross tax appreciation of investments	$12,594,801
Gross tax depreciation of investments	(2,024,228)
Net tax appreciation (depreciation) of investments	$10,570,573
Undistributed ordinary income	$589,492
Accumulated short-term capital losses	$(15,147,667)
Accumulated long-term capital losses	$(717,187)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020	$39.21	1.02	(0.47)	0.55	(1.00)	$38.76	1.55%	0.29%	2.66%	178%	$137,598
2019	$41.66	1.15	(2.68)	(1.53)	(0.92)	$39.21	(3.60)%	0.29%	2.94%	190%	$30,391
2018(4)	$40.37	0.55	1.11	1.66	(0.37)	$41.66	4.16%	0.29%(5)	2.17%(5)	77%	$7,291

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)January 11, 2018 (fund inception) through August 31, 2018.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century STOXX® U.S. Quality Value ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the two years in the period ended August 31, 2020 and the period from January 11, 2018 (fund inception) through August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of American Century STOXX® U.S. Quality Value ETF as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period ended August 31, 2020 and the period from January 11, 2018 (fund inception) through August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

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Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
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controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year and since inception periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
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COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.
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Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For corporate taxpayers, the fund hereby designates $2,568,849, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2020 as qualified for the corporate dividends received deduction.

32

Contact Us	americancenturyetfs.com
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American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95460 2010

Annual Report

August 31, 2020

American Century® Quality Diversified International ETF (QINT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancenturyetfs.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat into early 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, risk assets largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most risk assets rebounded quickly, despite weak economic and corporate earnings data. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. The broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain. U.S. stocks generally fared better than their counterparts elsewhere, and the growth style significantly outperformed value stocks, which struggled. Bond returns were broadly positive, as yields declined sharply.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of August 31, 2020
		Average Annual Returns
	1 year	Since Inception	Inception Date
Net Asset Value	16.67%	5.72%	9/10/2018
Market Price	16.57%	5.69%	9/10/2018
Alpha Vee American Century Diversified International Equity Index	17.84%	6.64%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 10, 2018

Value on August 31, 2020
Net Asset Value — $11,162

Alpha Vee American Century Diversified International Equity Index — $11,355

Total Annual Fund Operating Expenses
0.39%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancenturyetfs.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Peruvemba Satish and Rene Casis

Fund Strategy
American Century Quality Diversified International ETF seeks to deliver investment results that closely correspond, before fees and expenses, to the performance of the Alpha Vee American Century Diversified International Equity Index (the underlying index). The fund invests in a representative sample of securities included in the underlying index that collectively has an investment profile similar to the underlying index. Under normal market conditions, the fund invests at least 80% of its assets, exclusive of collateral held from securities lending, in the component securities of the underlying index.
The underlying index is designed to select securities with attractive growth, valuation and quality fundamentals. The universe of the index is comprised of large- and mid-capitalization equity securities of global issuers in developed and emerging markets, excluding the U.S.

Performance Review
For the 12 months ended August 31, 2020, the fund returned 16.57% on a market price basis. On a net asset value (NAV) basis, the fund returned 16.67%. For the same time period, the underlying index returned 17.84%. The fund’s NAV and market price returns reflect fees and operating expenses, while the index return does not.
Non-U.S. equities, as measured by the MSCI World ex-U.S. Index (world index), advanced during the reporting period. The world index, which is an unmanaged index generally representative of the performance of large- and mid-cap non-U.S. equities, returned 5.96%. The fund’s outperformance versus the world index was largely due to the different compositions of the fund and the world index. The fund tracks the Alpha Vee American Century Diversified International Equity Index, which is designed to distinguish between high-quality value and growth companies, primarily in developed markets, and dynamically allocates to each category depending on the market environment.
Broadly speaking, security selection in the financials, materials, consumer discretionary and health care sectors contributed significantly to performance versus the world index, while holdings in the utilities sector detracted modestly. Within financials, an underweight position in banks benefited relative performance as bank stocks declined amid persistently low interest rates and increased loan-loss provisions. Within the materials sector, metals and mining company stocks rose along with a price surge in commodities such as iron ore, as global economic activity began to recover following pandemic-related shutdowns. The accelerated shift to e-commerce drove contribution from consumer discretionary stocks, including both online retailers and luxury goods firms whose online sales cushioned losses from brick-and-mortar store closures. In health care, pharmaceuticals companies gained on positive news about a potential treatment for COVID-19 and cancer drug approvals.
On the downside, selection among utilities detracted slightly from returns. Two European multi-utilities stocks that are part of the world index benefited from a swap of renewable energy assets, but as those stocks are not held by the fund, their gain weighed on relative performance.
Dynamic allocation tilted toward growth for much of the reporting period. The fund’s allocation ended the reporting period where it began with an approximately 68% allocation to growth and 32% allocation to value. The allocation to value peaked at 51% in the fourth quarter of 2019. Allocations are rebalanced monthly, based on a strategy informed by recent risk-adjusted performance.
4

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Fortescue Metals Group Ltd.	2.5%
L'Oreal SA	1.8%
Roche Holding AG	1.8%
Hermes International	1.6%
EMS-Chemie Holding AG	1.4%
Chugai Pharmaceutical Co. Ltd.	1.3%
Partners Group Holding AG	1.3%
Euronext NV	1.3%
Canadian Pacific Railway Ltd.	1.3%
Constellation Software, Inc.	1.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	0.5%

Investments by Country	% of net assets
Japan	22.3%
France	11.5%
United Kingdom	8.9%
Switzerland	7.4%
Canada	6.9%
Australia	6.8%
China	5.3%
Germany	4.6%
Sweden	4.3%
Netherlands	3.3%
Italy	3.3%
Denmark	2.6%
Finland	2.5%
Other Countries	9.6%
Cash and Equivalents*	0.7%
*Includes temporary cash investments and other assets and liabilities.
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$1,149.80	$2.11	0.39%
Hypothetical	$1,000	$1,023.18	$1.98	0.39%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 99.3%
Australia — 6.8%
AGL Energy Ltd.	6,660	$72,260
Ampol Ltd.	7,438	141,569
Aristocrat Leisure Ltd.	30,423	625,242
BHP Group Ltd.	3,222	89,019
Coca-Cola Amatil Ltd.	35,687	238,504
Cochlear Ltd.	1,044	147,068
Crown Resorts Ltd.	12,379	81,300
CSL Ltd.	853	179,829
Evolution Mining Ltd.	44,842	183,617
Fortescue Metals Group Ltd.	201,835	2,570,618
James Hardie Industries plc	7,764	174,081
Magellan Financial Group Ltd.	6,906	297,469
Newcrest Mining Ltd.	7,490	176,702
Northern Star Resources Ltd.	14,636	147,463
Qantas Airways Ltd.	56,068	159,861
Santos Ltd.	37,591	154,463
Scentre Group	100,126	163,615
Sonic Healthcare Ltd.	22,262	522,720
South32 Ltd.	58,443	89,143
Stockland	62,542	179,933
Wesfarmers Ltd.	8,084	281,451
Woolworths Group Ltd.	5,701	167,029
		6,842,956
Austria — 0.4%
ANDRITZ AG	5,557	186,255
OMV AG(1)	2,896	94,533
Raiffeisen Bank International AG(1)	4,042	72,454
		353,242
Belgium — 0.6%
Ageas SA/NV	2,179	91,875
Elia Group SA	1,142	123,130
Galapagos NV(1)	681	92,695
Proximus SADP	3,556	70,536
UCB SA	2,274	270,312
		648,548
Canada — 6.9%
Alimentation Couche-Tard, Inc., B Shares	4,307	140,718
B2Gold Corp.	24,470	164,517
Canadian Pacific Railway Ltd.	4,337	1,284,474
Canadian Tire Corp. Ltd., Class A	2,623	274,691
Cenovus Energy, Inc.	30,949	146,319
CGI, Inc.(1)	1,168	82,131
Constellation Software, Inc.	1,009	1,169,331
Dollarama, Inc.	4,338	169,531
Empire Co. Ltd., Class A	3,645	94,975
Franco-Nevada Corp.	1,367	205,813
7

	Shares	Value
Great-West Lifeco, Inc.	4,588	$93,700
Imperial Oil Ltd.	8,631	142,487
Intact Financial Corp.	1,412	151,403
Kirkland Lake Gold Ltd.	7,910	421,923
Loblaw Cos. Ltd.	2,723	140,878
Magna International, Inc.	1,771	86,338
Manulife Financial Corp.	48,122	710,593
Power Corp. of Canada	4,591	91,753
Quebecor, Inc., Class B	6,131	152,175
Ritchie Bros Auctioneers, Inc.	14,254	834,925
Teck Resources Ltd., Class B	7,866	90,798
Wheaton Precious Metals Corp.	4,484	239,729
WSP Global, Inc.	2,089	141,875
		7,031,077
China — 5.3%
Alibaba Group Holding Ltd., ADR(1)	1,582	454,081
Anhui Conch Cement Co. Ltd., H Shares	79,000	570,808
ANTA Sports Products Ltd.	46,000	452,789
Autohome, Inc., ADR	2,479	198,915
China Oilfield Services Ltd., H Shares	234,000	182,762
CSPC Pharmaceutical Group Ltd.	102,000	225,957
JD.com, Inc., ADR(1)	9,181	721,994
Kunlun Energy Co. Ltd.	50,000	37,143
Li Ning Co. Ltd.	60,500	254,682
Momo, Inc., ADR	6,849	139,720
NetEase, Inc., ADR	1,208	588,550
New Oriental Education & Technology Group, Inc., ADR(1)	3,012	441,649
Sino Biopharmaceutical Ltd.	11,500	13,182
Sunny Optical Technology Group Co. Ltd.	1,300	19,092
Tencent Holdings Ltd.	10,400	708,739
Vipshop Holdings Ltd., ADR(1)	1,251	20,654
Yihai International Holding Ltd.	23,000	362,520
		5,393,237
Denmark — 2.6%
AP Moller - Maersk A/S, B Shares	76	116,539
Carlsberg A/S, B Shares	1,615	227,175
Coloplast A/S, B Shares	799	135,821
Genmab A/S(1)	713	269,777
Novo Nordisk A/S, B Shares	14,723	975,464
Pandora A/S	4,517	329,377
SimCorp A/S	4,772	607,622
		2,661,775
Finland — 2.5%
Elisa Oyj	2,746	161,934
Fortum Oyj	3,882	82,192
Kone Oyj, B Shares	2,513	216,102
Neste Oyj	21,584	1,155,229
Orion Oyj, Class B	2,508	117,951
Stora Enso Oyj, R Shares	20,751	306,426
UPM-Kymmene Oyj	7,889	240,018
Valmet Oyj	8,020	219,586
		2,499,438
8

	Shares	Value
France — 11.5%
Air Liquide SA	988	$164,476
Amundi SA(1)	8,483	661,113
Arkema SA	886	98,364
AXA SA	6,926	141,703
BNP Paribas SA(1)	2,072	90,484
Bouygues SA(1)	12,137	482,235
Dassault Systemes SE	792	149,430
Eiffage SA(1)	840	77,522
Engie SA(1)	6,446	89,868
Euronext NV	10,644	1,296,652
Faurecia SE(1)	1,944	84,788
Hermes International	1,936	1,667,427
Iliad SA	761	163,029
Kering SA	256	157,775
L'Oreal SA	5,528	1,832,688
Legrand SA	1,968	164,432
LVMH Moet Hennessy Louis Vuitton SE	321	151,027
Orange SA	67,807	757,236
Pernod Ricard SA	861	147,899
Peugeot SA(1)	21,134	363,445
Publicis Groupe SA(1)	7,858	275,823
Sanofi	9,165	930,157
Sartorius Stedim Biotech	846	303,563
Schneider Electric SE	2,170	269,686
SCOR SE(1)	3,013	80,876
Sodexo SA	1,104	79,112
STMicroelectronics NV	5,461	164,471
Teleperformance	566	174,813
Thales SA	971	76,015
TOTAL SE	1,988	78,828
Valeo SA	3,036	92,855
Vinci SA	814	76,437
Wendel SE	809	83,230
Worldline SA(1)	1,797	165,904
		11,593,363
Germany — 4.6%
Allianz SE	410	88,989
Bechtle AG	761	154,097
Beiersdorf AG	1,280	148,150
Brenntag AG	4,377	274,818
Covestro AG	6,443	307,147
Deutsche Boerse AG	815	154,391
Deutsche Lufthansa AG(1)	11,188	117,028
Deutsche Post AG	7,224	328,305
Deutsche Telekom AG	13,531	238,205
Evonik Industries AG	16,529	480,797
Evotec SE(1)	4,961	132,664
Fresenius Medical Care AG & Co. KGaA	875	74,240
Fresenius SE & Co. KGaA	1,530	70,781
GEA Group AG	3,094	113,092
Hannover Rueck SE	834	142,335
9

	Shares	Value
Lanxess AG	1,431	$83,954
Merck KGaA	648	88,078
MorphoSys AG(1)	1,034	130,350
Muenchener Rueckversicherungs-Gesellschaft AG	915	263,411
Nemetschek SE	2,383	189,955
Rational AG	249	158,984
Sartorius AG, Preference Shares	362	153,638
Schaeffler AG, Preference Shares	9,568	64,559
Symrise AG	1,316	181,705
Telefonica Deutschland Holding AG	32,523	90,147
Uniper SE	2,379	78,123
United Internet AG	4,296	211,341
Zalando SE(1)	1,983	173,645
		4,692,929
Hong Kong — 0.5%
Sands China Ltd.	109,200	480,617
WH Group Ltd.	19,500	16,787
		497,404
Ireland — 0.5%
CRH plc	2,287	86,660
Flutter Entertainment plc(1)	1,052	174,381
Kerry Group plc, A Shares	1,083	142,671
Smurfit Kappa Group plc	2,284	81,010
		484,722
Israel — 0.3%
Bank Hapoalim BM	12,091	73,223
Bank Leumi Le-Israel BM	14,029	71,841
ICL Group Ltd.	42,885	159,539
Isracard Ltd.	1	2
		304,605
Italy — 3.3%
A2A SpA	53,586	78,333
Assicurazioni Generali SpA	5,354	83,210
DiaSorin SpA	4,411	799,114
Eni SpA	52,356	488,037
Ferrari NV	3,976	776,227
Fiat Chrysler Automobiles NV(1)	19,101	211,008
Hera SpA	34,998	134,035
Intesa Sanpaolo SpA(1)	43,067	92,866
Mediobanca Banca di Credito Finanziario SpA	11,455	99,645
Moncler SpA(1)	3,607	140,236
Prysmian SpA	3,491	97,786
Recordati Industria Chimica e Farmaceutica SpA	3,000	163,782
Snam SpA	28,837	148,122
		3,312,401
Japan — 22.3%
Advantest Corp.	8,100	385,830
Ajinomoto Co., Inc.	12,200	226,827
Asahi Group Holdings Ltd.	2,100	73,317
Asahi Intecc Co. Ltd.	4,400	130,177
Astellas Pharma, Inc.	43,700	685,001
Bandai Namco Holdings, Inc.	2,400	148,613
10

	Shares	Value
Brother Industries Ltd.	15,700	$258,990
Capcom Co., Ltd.	3,800	183,722
Chugai Pharmaceutical Co. Ltd.	29,900	1,331,552
Cosmos Pharmaceutical Corp.	900	158,175
CyberAgent, Inc.	2,700	143,610
Dai Nippon Printing Co. Ltd.	3,400	72,047
Daiichi Sankyo Co. Ltd.	1,400	124,774
Fast Retailing Co. Ltd.	200	118,988
Fuji Electric Co. Ltd.	2,800	87,158
FUJIFILM Holdings Corp.	1,700	80,811
Fujitsu Ltd.	2,700	351,751
GMO Payment Gateway, Inc.	1,200	126,706
Hitachi Ltd.	2,400	79,594
Hoya Corp.	11,600	1,137,870
INPEX Corp.	19,200	121,226
ITOCHU Corp.	5,400	138,328
Itochu Techno-Solutions Corp.	4,000	144,594
Japan Airlines Co. Ltd.	3,800	74,528
Japan Tobacco, Inc.	44,800	836,004
Kakaku.com, Inc.	5,500	146,011
Kansai Paint Co. Ltd.	6,500	154,608
Kao Corp.	1,100	83,598
KDDI Corp.	14,200	411,284
Keyence Corp.	400	164,458
Kirin Holdings Co. Ltd.	32,100	629,848
Kobe Bussan Co. Ltd.	3,500	205,958
Konami Holdings Corp.	2,100	80,686
Kyocera Corp.	1,400	79,934
Lasertec Corp.	4,900	368,281
Lawson, Inc.	4,400	216,795
Lion Corp.	10,700	227,632
McDonald's Holdings Co. Japan Ltd.	2,500	122,431
Medipal Holdings Corp.	4,200	80,117
MEIJI Holdings Co. Ltd.	1,000	80,636
MINEBEA MITSUMI, Inc.	12,200	209,484
Mitsubishi Heavy Industries Ltd.	2,900	71,779
Mitsubishi UFJ Financial Group, Inc.	18,000	74,850
Mitsubishi UFJ Lease & Finance Co. Ltd.	15,200	71,559
Mitsui Chemicals, Inc.	8,600	201,462
MonotaRO Co. Ltd.	22,100	870,952
NEC Corp.	11,600	610,034
Nexon Co. Ltd.	9,800	229,813
Nihon M&A Center, Inc.	6,700	332,612
Nintendo Co. Ltd.	1,700	908,222
Nippon Express Co. Ltd.	1,400	82,552
Nippon Shinyaku Co. Ltd.	1,600	131,842
Nippon Telegraph & Telephone Corp.	9,300	211,422
Nissan Chemical Corp.	3,000	157,626
Nitori Holdings Co. Ltd.	1,200	250,374
Nitto Denko Corp.	1,900	115,097
Nomura Research Institute Ltd.	5,300	140,901
NTT DOCOMO, Inc.	5,300	147,779
11

	Shares	Value
Obayashi Corp.	8,400	$81,656
Olympus Corp.	7,700	152,077
Omron Corp.	2,000	146,153
Ono Pharmaceutical Co. Ltd.	6,200	186,803
Oracle Corp. (Tokyo)	1,100	128,847
ORIX Corp.	5,600	69,054
Otsuka Corp.	5,300	259,826
Otsuka Holdings Co. Ltd.	2,500	109,590
Panasonic Corp.	9,700	89,127
Pola Orbis Holdings, Inc.	7,400	133,684
Recruit Holdings Co. Ltd.	27,200	1,025,903
Ricoh Co. Ltd.	10,000	74,460
Santen Pharmaceutical Co. Ltd.	7,900	150,458
SCSK Corp.	1,700	91,983
Sekisui Chemical Co. Ltd.	5,400	86,138
Sekisui House Ltd.	35,000	689,835
Shimizu Corp.	8,900	67,956
Shin-Etsu Chemical Co. Ltd.	1,100	132,749
Shionogi & Co. Ltd.	2,300	127,421
SMC Corp.	300	163,629
Sony Corp.	1,300	101,603
Square Enix Holdings Co. Ltd.	1,500	98,595
Sumitomo Dainippon Pharma Co., Ltd.	5,200	65,641
Sumitomo Mitsui Financial Group, Inc.	2,600	76,165
Sundrug Co. Ltd.	4,000	148,718
Suntory Beverage & Food Ltd.	2,100	80,824
Taisei Corp.	2,100	72,223
Taisho Pharmaceutical Holdings Co. Ltd.	1,200	73,820
TDK Corp.	800	82,561
TIS, Inc.	3,500	69,746
Tohoku Electric Power Co., Inc.	7,200	73,000
Tokyo Electron Ltd.	3,400	865,773
Tosoh Corp.	6,700	99,159
Toyo Suisan Kaisha Ltd.	2,600	147,446
Trend Micro, Inc.	3,800	234,541
Tsuruha Holdings, Inc.	900	120,031
Unicharm Corp.	3,900	169,706
USS Co. Ltd.	4,300	72,438
Welcia Holdings Co. Ltd.	4,200	179,613
Yamaha Motor Co. Ltd.	5,100	79,990
Z Holdings Corp.	86,100	570,649
		22,540,421
Netherlands — 3.3%
ASM International NV	2,303	346,966
ASML Holding NV	1,370	514,829
Heineken Holding NV	957	78,641
IMCD NV	1,422	152,078
ING Groep NV(1)	11,513	93,862
Koninklijke Ahold Delhaize NV	21,417	646,414
Koninklijke DSM NV	1,043	167,858
Koninklijke Philips NV(1)	11,082	525,182
Randstad NV	1,774	92,588
12

	Shares	Value
Unilever NV (New York)	10,453	$607,583
Wolters Kluwer NV	1,683	138,464
		3,364,465
New Zealand — 1.0%
a2 Milk Co. Ltd. (The)(1)	65,492	819,603
Fisher & Paykel Healthcare Corp. Ltd.	7,271	179,899
		999,502
Norway — 0.9%
Equinor ASA	5,088	82,906
Orkla ASA	23,614	241,888
Salmar ASA(1)	2,983	162,486
Telenor ASA	8,850	144,827
TOMRA Systems ASA(1)	4,073	198,653
Yara International ASA	2,260	95,245
		926,005
Portugal — 0.1%
Jeronimo Martins SGPS SA	7,845	129,012
Singapore — 1.5%
DBS Group Holdings Ltd.	5,400	82,730
Genting Singapore Ltd.	138,600	71,268
Oversea-Chinese Banking Corp. Ltd.	12,200	77,672
Singapore Exchange Ltd.	182,200	1,150,103
Singapore Technologies Engineering Ltd.	32,800	81,763
		1,463,536
South Korea — 1.5%
Hana Financial Group, Inc.	8,418	198,715
LG Chem Ltd.	936	579,397
NCSoft Corp.	627	434,596
Samsung Electronics Co. Ltd.	411	18,687
Samsung Life Insurance Co. Ltd.	5,480	281,061
		1,512,456
Spain — 1.4%
ACS Actividades de Construccion y Servicios SA	8,738	214,815
Aena SME SA(1)	941	140,954
Banco Bilbao Vizcaya Argentaria SA	23,954	70,952
Banco Santander SA(1)	32,855	73,960
Industria de Diseno Textil SA	4,817	135,576
Naturgy Energy Group SA	3,969	76,722
Repsol SA	42,153	333,562
Telefonica SA	92,423	366,491
		1,413,032
Sweden — 4.3%
Atlas Copco AB, A Shares	22,672	1,050,470
Evolution Gaming Group AB	9,101	683,905
Getinge AB, B Shares	4,929	109,826
Hennes & Mauritz AB, B Shares	4,930	78,949
Industrivarden AB, A Shares(1)	3,327	88,646
Investor AB, B Shares	1,493	95,552
Kinnevik AB, Class B(1)	14,785	572,247
Kinnevik AB, Class B - Redemption Shares(1)	14,785	11,914
Sandvik AB(1)	12,610	248,036
Securitas AB, B Shares(1)	6,052	86,495
13

	Shares	Value
SKF AB, B Shares	14,088	$281,774
Swedish Match AB	11,045	840,510
Volvo AB, B Shares(1)	13,058	250,489
		4,398,813
Switzerland — 7.4%
ABB Ltd.	3,790	96,608
Adecco Group AG	1,762	92,399
Chocoladefabriken Lindt & Spruengli AG, Participation Ceritificate	29	247,943
EMS-Chemie Holding AG	1,551	1,404,011
Geberit AG	276	159,507
Givaudan SA	41	172,708
Kuehne + Nagel International AG(1)	933	181,310
LafargeHolcim Ltd.	1,800	85,684
Logitech International SA	3,332	247,051
Nestle SA	1,243	149,942
Novartis AG	970	83,938
Partners Group Holding AG	1,300	1,324,324
Roche Holding AG	5,145	1,805,053
Sika AG	784	188,512
Sonova Holding AG(1)	613	143,631
Swatch Group AG (The), Bearer Shares	372	79,015
Swiss Re AG	1,098	88,528
Temenos AG	880	142,415
UBS Group AG	7,441	90,931
VAT Group AG	2,652	518,005
Zurich Insurance Group AG	417	154,883
		7,456,398
Taiwan — 0.8%
Advantech Co. Ltd.	18,797	194,113
Hotai Motor Co. Ltd.	11,000	222,885
Nanya Technology Corp.	83,000	146,279
Taiwan Semiconductor Manufacturing Co. Ltd.	7,000	101,859
Yageo Corp.	16,000	180,834
		845,970
United Kingdom — 8.9%
Anglo American plc	4,341	106,518
Antofagasta plc	7,120	102,388
Ashtead Group plc	4,522	157,726
Associated British Foods plc	3,292	90,899
Auto Trader Group plc	19,378	146,129
BAE Systems plc	12,176	84,711
Barratt Developments plc	24,135	171,271
Berkeley Group Holdings plc	4,105	250,456
British Land Co. plc (The)	21,786	107,401
Burberry Group plc	7,235	140,843
Coca-Cola HBC AG	2,941	78,521
Compass Group plc	9,138	149,332
Direct Line Insurance Group plc	22,553	89,640
Evraz plc	80,873	351,060
Experian plc	3,846	143,674
Ferguson plc	941	92,934
GlaxoSmithKline plc	39,550	779,561
14

	Shares	Value
Glencore plc(1)	177,977	$403,160
Halma plc	4,643	137,887
Hargreaves Lansdown plc	19,418	420,286
Hikma Pharmaceuticals plc	7,758	246,289
HomeServe plc	8,344	145,127
Howden Joinery Group plc	18,362	138,172
InterContinental Hotels Group plc(1)	2,794	164,830
ITV plc	75,034	61,003
Kingfisher plc	31,005	112,978
Land Securities Group plc	19,795	153,223
London Stock Exchange Group plc	1,347	158,714
Mondi plc	3,976	77,779
Next plc	3,456	279,403
Pearson plc	64,678	483,207
Persimmon plc	7,333	257,041
Prudential plc	10,337	171,074
RELX plc	5,776	131,667
Rentokil Initial plc(1)	21,782	155,449
Rightmove plc	73,793	626,227
Rio Tinto plc	4,165	255,842
Royal Dutch Shell plc, A Shares	4,714	70,222
Sage Group plc (The)	8,675	86,157
Smith & Nephew plc	10,241	208,631
Spirax-Sarco Engineering plc	1,184	162,416
Standard Life Aberdeen plc	41,976	133,315
Tate & Lyle plc	8,900	81,654
Taylor Wimpey plc	83,094	136,184
Vodafone Group plc	47,254	69,839
WM Morrison Supermarkets plc	184,977	476,279
		9,047,119
United States — 0.1%
Perrigo Co. plc	1,877	96,630
TOTAL COMMON STOCKS (Cost $89,924,861)		100,509,056
TEMPORARY CASH INVESTMENTS — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $228,725)	228,725	228,725
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $90,153,586)		100,737,781
OTHER ASSETS AND LIABILITIES — 0.5%		533,072
TOTAL NET ASSETS — 100.0%		$101,270,853
15

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	14.3%
Health Care	14.0%
Consumer Discretionary	13.3%
Materials	12.1%
Consumer Staples	11.5%
Financials	10.9%
Information Technology	9.4%
Communication Services	9.1%
Energy	3.1%
Utilities	1.0%
Real Estate	0.6%
Cash and Equivalents*	0.7%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
16

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $90,153,586)	$100,737,781
Foreign currency holdings, at value (cost of $160,095)	159,018
Dividends and interest receivable	407,182
101,303,981

Liabilities
Accrued management fees	33,128

Net Assets	$101,270,853

Shares outstanding (unlimited number of shares authorized)	2,350,000

Net Asset Value Per Share	$43.09

Net Assets Consist of:
Capital paid in	$93,369,423
Distributable earnings	7,901,430
$101,270,853

See Notes to Financial Statements.
17

Statement of Operations

YEAR ENDED AUGUST 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $187,579)	$1,989,736
Interest	2,206
Securities lending, net	1,185
1,993,127

Expenses:
Management fees	325,350
Other expenses	460
325,810

Net investment income (loss)	1,667,317

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(294,030)
Foreign currency translation transactions	(39,706)
(333,736)

Change in net unrealized appreciation (depreciation) on:
Investments	10,251,703
Translation of assets and liabilities in foreign currencies	5,829
10,257,532

Net realized and unrealized gain (loss)	9,923,796

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,591,113

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEAR ENDED AUGUST 31, 2020 AND PERIOD ENDED AUGUST 31, 2019
Increase (Decrease) in Net Assets	August 31, 2020	August 31, 2019(1)
Operations
Net investment income (loss)	$1,667,317	$362,298
Net realized gain (loss)	(333,736)	(940,976)
Change in net unrealized appreciation (depreciation)	10,257,532	332,604
Net increase (decrease) in net assets resulting from operations	11,591,113	(246,074)

Distributions to Shareholders
From earnings	(1,315,435)	(298,490)

Capital Share Transactions
Proceeds from shares sold	84,459,734	19,263,880
Payments for shares redeemed	(12,183,875)	—
Net increase (decrease) in net assets from capital share transactions	72,275,859	19,263,880

Net increase (decrease) in net assets	82,551,537	18,719,316

Net Assets
Beginning of period	18,719,316	—
End of period	$101,270,853	$18,719,316

Transactions in Shares of the Fund
Sold	2,150,000	500,000
Redeemed	(300,000)	—
Net increase (decrease) in shares of the fund	1,850,000	500,000
(1)September 10, 2018 (fund inception) through August 31, 2019.

See Notes to Financial Statements.

19

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. American Century Quality Diversified International ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Alpha Vee American Century Diversified International Equity Index. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on September 10, 2018.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the London Stock Exchange as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
20

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

21

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 66% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.39%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 were $104,776,963 and $97,002,327, respectively.

Securities received or delivered in-kind through subscriptions and redemptions for the period ended August 31, 2020 were $74,588,749 and $10,487,041, respectively. The fund incurred net realized gains of $1,887,863 from in-kind transactions. Net realized gain (loss) on in-kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a basket of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,565,563	$97,943,493	—
Temporary Cash Investments	228,725	—	—
	$2,794,288	$97,943,493	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund seeks to track an index. If the fund's index has high portfolio turnover, the fund may also have high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is not actively managed and does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the fund generally will not buy or sell securities unless they are added or removed from the index, even if the security is underperforming.

8. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2020 and the period September 10, 2018 (fund inception) through August 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$1,315,435	$298,490
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
The reclassifications, which are primarily due to in-kind transactions, were made to capital paid in $1,829,684 and distributable earnings $(1,829,684).

23

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$90,413,077
Gross tax appreciation of investments	$14,341,173
Gross tax depreciation of investments	(4,016,469)
Net tax appreciation (depreciation) of investments	10,324,704
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	5,941
Net tax appreciation (depreciation)	$10,330,645
Undistributed ordinary income	$496,716
Accumulated short-term capital losses	$(2,852,329)
Accumulated long-term capital losses	$(73,602)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
24

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020	$37.44	0.78	5.42	6.20	(0.55)	$43.09	16.67%	0.39%	2.00%	118%	$101,271
2019(4)	$39.85	0.98	(2.69)	(1.71)	(0.70)	$37.44	(4.32)%	0.39%(5)	2.67%(5)	119%	$18,719

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)September 10, 2018 (fund inception) through August 31, 2019.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Quality Diversified International ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended August 31, 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Quality Diversified International ETF as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended August 31, 2020, and the period from September 10, 2018 (fund inception) through August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
26

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
30

controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year and since inception periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
31

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.
32

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For the fiscal year ended August 31, 2020, the fund intends to pass through to shareholders foreign source income of $2,177,315 and foreign taxes paid of $180,879, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on August 31, 2020 are $0.9265 and $0.0770, respectively.

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancenturyetfs.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-ACI-ETFS
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95464 2010

Annual Report

August 31, 2020

Avantis® Emerging Markets Equity ETF (AVEM)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat early in the period. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, stocks largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most stocks rebounded quickly. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. U.S. stocks generally advanced and fared better than their counterparts elsewhere. The growth style significantly outperformed value stocks, which struggled.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our investment professionals have experience weathering unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors

2

Performance

Total Returns as of August 31, 2020
	Since Inception	Inception Date
Net Asset Value	5.57%	9/17/2019
Market Price	6.12%	9/17/2019
MSCI Emerging Markets IMI Index	10.21%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 17, 2019

Value on August 31, 2020
Net Asset Value — $10,557

MSCI Emerging Markets IMI Index — $11,021

Total Annual Fund Operating Expenses
0.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis Emerging Markets Equity ETF seeks long-term capital appreciation by investing in a diverse group of companies related to emerging markets across market sectors, industry groups, countries and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of companies related to emerging market countries.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from Avantis Emerging Markets Equity ETF’s inception on September 17, 2019, through the fund’s fiscal year-end on August 31, 2020, the fund returned 6.12%* on a market price basis. On a net asset value (NAV) basis, the fund returned 5.57%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

For the same time period, the fund underperformed the broad emerging markets stock universe, as measured by the MSCI Emerging Markets IMI Index, which returned 10.21%. The MSCI Emerging Markets IMI Index is an unmanaged index generally representative of the performance of emerging markets stocks across capitalization categories. The underperformance versus the index was largely due to the fund’s emphasis on smaller-cap companies with higher levels of profitability and lower prices relative to their book values, or more value-oriented stocks. These companies generally underperformed larger-cap companies with higher prices relative to their book values, or more growth-oriented stocks.

For example, large/mid-cap stocks (as measured by the MSCI Emerging Markets Index) returned 10.48% for the period, outperforming small-cap stocks (as measured by the MSCI Emerging Markets Small Cap Index), which returned 8.02%. Value stocks (as measured by the MSCI Emerging Markets IMI Value Index) returned -4.87% for the period, underperforming growth stocks, which returned 26.18% (as measured by the MSCI Emerging Markets IMI Growth Index).

*Total returns for periods less than one year are not annualized.
4

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.8%
Tencent Holdings Ltd.	3.8%
Alibaba Group Holding Ltd., ADR	3.8%
Samsung Electronics Co. Ltd., GDR	2.7%
JD.com, Inc., ADR	1.5%
China Construction Bank Corp., H Shares	1.0%
Reliance Industries Ltd., GDR	0.9%
LG Chem Ltd.	0.9%
Infosys Ltd., ADR	0.9%
China Mobile Ltd., ADR	0.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.9%
Rights	—*
Warrants	—*
Total Equity Exposure	99.9%
Temporary Cash Investments	0.1%
Temporary Cash Investments - Securities Lending Collateral	0.1%
Other Assets and Liabilities	(0.1)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
China	37.5%
Taiwan	14.5%
South Korea	13.4%
India	9.5%
Brazil	5.6%
South Africa	4.3%
Russia	2.6%
Thailand	2.4%
Malaysia	2.2%
Mexico	2.0%
Other Countries	5.9%
Cash and Equivalents*	0.1%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$1,084.50	$1.73	0.33%
Hypothetical	$1,000	$1,023.48	$1.68	0.33%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 99.9%
Brazil — 5.6%
AES Tiete Energia SA	29,900	$81,811
Aliansce Sonae Shopping Centers SA(1)	1,200	5,776
Alliar Medicos A Frente SA	300	652
Alpargatas SA, Preference Shares	3,700	25,191
Alupar Investimento SA	9,800	41,679
Ambev SA, ADR	97,412	219,177
Arezzo Industria e Comercio SA	5,100	52,243
Atacadao SA	13,500	47,978
Azul SA, ADR(1)	2,181	26,499
B2W Cia Digital(1)	3,400	69,694
B3 SA - Brasil Bolsa Balcao	23,900	257,170
Banco ABC Brasil SA, Preference Shares	8,800	21,829
Banco Bradesco SA	13,860	48,726
Banco Bradesco SA, ADR	105,054	396,054
Banco BTG Pactual SA	14,300	211,270
Banco do Brasil SA	20,490	122,861
Banco do Estado do Rio Grande do Sul SA, Class B Preference Shares	14,500	34,566
Banco Inter SA, Preference Shares	7,100	29,289
Banco Santander Brasil SA, ADR	10,106	52,248
BB Seguridade Participacoes SA	21,200	103,243
BK Brasil Operacao e Assessoria a Restaurantes SA	300	599
BR Malls Participacoes SA(1)	64,100	108,462
BR Properties SA	31,200	52,166
BrasilAgro - Co. Brasileira de Propriedades Agricolas	1,500	5,736
Braskem SA, ADR	7,362	57,203
BRF SA, ADR(1)	20,739	74,660
Camil Alimentos SA	17,100	40,171
CCR SA	82,100	199,612
Centrais Eletricas Brasileiras SA, ADR	6,395	41,440
Centrais Eletricas Brasileiras SA, Class B Preference Shares	3,000	19,648
Cia Brasileira de Distribuicao, ADR	4,088	47,339
Cia de Locacao das Americas	35,900	133,613
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	18,109	157,548
Cia de Saneamento de Minas Gerais-COPASA	2,200	19,115
Cia de Saneamento do Parana	4,200	20,492
Cia de Saneamento do Parana, Preference Shares	38,700	37,792
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	9,100	35,663
Cia Energetica de Minas Gerais, ADR	37,486	73,473
Cia Energetica de Sao Paulo, Class B Preference Shares	17,100	93,545
Cia Ferro Ligas da Bahia - FERBASA, Preference Shares	2,900	9,470
Cia Hering	3,000	9,999
Cia Paranaense de Energia, ADR	8,226	93,036
Cia Siderurgica Nacional SA, ADR	64,547	176,213
Cielo SA	71,200	59,653
Cogna Educacao	6,100	6,413
7

	Shares	Value
Construtora Tenda SA	3,500	$19,862
Cosan Logistica SA(1)	15,600	61,193
Cosan SA	4,300	65,577
CVC Brasil Operadora e Agencia de Viagens SA	1,100	3,668
Cyrela Brazil Realty SA Empreendimentos e Participacoes	20,000	88,309
Direcional Engenharia SA	5,900	16,208
Duratex SA	38,500	112,791
EcoRodovias Infraestrutura e Logistica SA(1)	21,700	50,977
EDP - Energias do Brasil SA	23,400	80,086
Embraer SA, ADR(1)	20,705	109,737
Enauta Participacoes SA	5,600	11,591
Energisa SA	3,000	24,083
Eneva SA(1)	9,400	85,447
Engie Brasil Energia SA	15,000	117,952
Equatorial Energia SA	36,400	154,676
Even Construtora e Incorporadora SA	18,600	44,136
Ez Tec Empreendimentos e Participacoes SA	3,900	27,521
Fleury SA	9,700	46,123
Fras-Le SA	6,200	5,874
Gerdau SA, ADR	124,845	436,958
Gol Linhas Aereas Inteligentes SA, ADR(1)	1,329	8,665
Grendene SA	6,800	9,582
Grupo SBF SA(1)	7,300	40,481
Guararapes Confeccoes SA	12,600	40,547
Hapvida Participacoes e Investimentos SA	4,200	50,061
Helbor Empreendimentos SA(1)	5,040	11,196
Hypera SA	6,800	39,843
Iguatemi Empresa de Shopping Centers SA	1,300	7,771
Instituto Hermes Pardini SA	1,300	6,160
Iochpe Maxion SA	18,600	39,383
IRB Brasil Resseguros S/A	25,696	32,832
IRB Brasil Resseguros S/A	71,500	93,445
Itau Unibanco Holding SA, ADR	129,778	552,854
JBS SA	49,800	203,436
Jereissati Participacoes SA	900	3,838
JHSF Participacoes SA	37,900	49,325
JSL SA	4,500	25,989
Klabin SA	103,600	486,940
Light SA(1)	21,900	60,361
Localiza Rent a Car SA	38,630	342,124
Locaweb Servicos de Internet SA(1)	3,300	37,015
LOG Commercial Properties e Participacoes SA	4,100	23,417
Log-in Logistica Intermodal SA(1)	400	1,379
Lojas Americanas SA, Preference Shares	44,963	265,092
Lojas Renner SA	40,800	327,383
M Dias Branco SA	1,500	9,714
Magazine Luiza SA	28,500	488,222
Mahle-Metal Leve SA	3,500	10,822
Marcopolo SA, Preference Shares	96,800	50,180
Marfrig Global Foods SA(1)	44,800	145,558
Marisa Lojas SA(1)	15,881	24,234
Metalurgica Gerdau SA, Preference Shares	10,700	17,226
8

	Shares	Value
Mills Estruturas e Servicos de Engenharia SA(1)	5,200	$6,416
Minerva SA(1)	4,500	10,727
Movida Participacoes SA	22,400	66,401
MRV Engenharia e Participacoes SA	22,800	75,494
Multiplan Empreendimentos Imobiliarios SA	3,000	11,527
Natura & Co. Holding SA	33,156	299,575
Notre Dame Intermedica Participacoes SA	6,588	90,189
Odontoprev SA	11,600	27,187
Omega Geracao SA(1)	5,500	40,709
Petro Rio SA(1)	10,800	82,580
Petrobras Distribuidora SA	32,700	127,314
Petroleo Brasileiro SA, ADR	57,550	470,183
Petroleo Brasileiro SA, ADR Preference Shares	69,303	555,117
Porto Seguro SA	7,600	74,495
Qualicorp Consultoria e Corretora de Seguros SA	21,900	124,480
Raia Drogasil SA	5,400	107,073
Randon SA Implementos e Participacoes, Preference Shares	18,200	35,878
Rumo SA(1)	34,200	143,080
Santos Brasil Participacoes SA	3,000	2,847
Sao Martinho SA	21,400	94,451
Ser Educacional SA	2,800	7,309
SLC Agricola SA	11,200	51,722
Smiles Fidelidade SA	4,400	11,389
StoneCo Ltd., A Shares(1)	2,934	149,634
Sul America SA	39,400	313,920
Suzano SA, ADR(1)	31,500	287,595
Tegma Gestao Logistica SA	2,200	10,361
Telefonica Brasil SA, ADR Preference Shares	9,698	84,664
Tim Participacoes SA, ADR	11,564	150,795
TOTVS SA	16,200	85,044
Transmissora Alianca de Energia Eletrica SA	24,400	125,908
Trisul SA	3,000	6,692
Tupy SA(1)	6,500	20,004
Ultrapar Participacoes SA, ADR	43,232	152,177
Unipar Carbocloro SA, Preference Shares	3,700	19,930
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A Preference Shares	38,000	70,333
Vale SA, ADR	88,278	971,058
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	6,500	12,066
Via Varejo SA(1)	9,200	34,106
Vivara Participacoes SA	3,800	16,245
Vulcabras Azaleia SA(1)	700	755
WEG SA	16,600	199,376
Wiz Solucoes e Corretagem de Seguros SA	14,000	27,241
YDUQS Participacoes SA	15,000	73,788
		13,816,696
Chile — 0.6%
AES Gener SA	269,638	42,310
Aguas Andinas SA, A Shares	185,179	56,209
Banco de Chile	781,764	65,518
Banco de Credito e Inversiones SA	1,368	42,853
Banco Santander Chile, ADR	4,327	66,549
9

	Shares	Value
Besalco SA	44,236	$24,465
CAP SA(1)	7,006	62,176
Cencosud SA	32,850	50,486
Cencosud Shopping SA	11,235	17,341
Cia Cervecerias Unidas SA, ADR	4,812	63,518
Cia Sud Americana de Vapores SA(1)	507,280	14,028
Colbun SA	405,145	63,573
Embotelladora Andina SA, Class B Preference Shares	25,842	55,407
Empresa Nacional de Telecomunicaciones SA	7,414	45,104
Empresas CMPC SA	48,652	101,060
Empresas COPEC SA	7,149	53,791
Enel Americas SA, ADR	34,338	244,143
Enel Chile SA	1,081,963	81,827
Engie Energia Chile SA	49,870	64,470
Falabella SA	12,198	39,285
Forus SA	4,221	5,266
Grupo Security SA	164,860	32,018
Inversiones Aguas Metropolitanas SA	44,574	35,373
Itau CorpBanca Chile SA	8,496,524	24,698
Latam Airlines Group SA, ADR(1)	8,447	13,558
Parque Arauco SA	19,492	30,085
Ripley Corp. SA	56,617	20,754
Salfacorp SA	15,871	8,982
SMU SA	11,262	1,897
Sociedad Quimica y Minera de Chile SA, ADR	2,506	78,588
Vina Concha y Toro SA	3,709	6,202
		1,511,534
China — 37.5%
21Vianet Group, Inc., ADR(1)	5,663	131,438
360 Finance, Inc., ADR(1)	12,700	158,750
361 Degrees International Ltd.	40,000	5,307
3SBio, Inc.(1)(2)	15,000	17,608
51job, Inc., ADR(1)	1,473	96,540
58.com, Inc., ADR(1)	366	20,262
A-Living Services Co. Ltd., H Shares	8,000	41,170
AAC Technologies Holdings, Inc.(2)	75,000	472,600
Agile Group Holdings Ltd.	86,000	118,315
Agricultural Bank of China Ltd., H Shares	1,127,000	375,642
Air China Ltd., H Shares	54,000	37,086
Ajisen China Holdings Ltd.	30,000	4,832
AK Medical Holdings Ltd.	16,000	40,719
Alibaba Group Holding Ltd., ADR(1)	32,206	9,244,088
Alibaba Health Information Technology Ltd.(1)	48,000	115,353
Alibaba Pictures Group Ltd.(1)	170,000	24,020
Aluminum Corp. of China Ltd., H Shares(1)	96,000	23,350
Angang Steel Co. Ltd., H Shares(2)	32,000	9,176
Anhui Conch Cement Co. Ltd., H Shares	57,000	411,846
Anhui Expressway Co. Ltd., H Shares	72,000	35,163
ANTA Sports Products Ltd.	88,000	866,200
Aoyuan Healthy Life Group Co. Ltd.(2)	48,000	44,531
Ascletis Pharma, Inc.(1)(2)	13,000	4,832
Asia Cement China Holdings Corp.	39,000	39,432
10

	Shares	Value
Atlas Corp.	8,667	$74,796
Autohome, Inc., ADR	4,965	398,392
AVIC International Holding HK Ltd.(1)	310,000	5,052
AviChina Industry & Technology Co. Ltd., H Shares	108,000	67,160
BAIC Motor Corp. Ltd., H Shares	156,500	74,637
Baidu, Inc., ADR(1)	10,399	1,295,403
BAIOO Family Interactive Ltd.	136,000	19,868
Bank of China Ltd., H Shares	3,105,000	1,012,554
Bank of Chongqing Co. Ltd., H Shares	79,000	44,246
Bank of Communications Co. Ltd., H Shares	411,000	214,269
BBMG Corp., H Shares	181,000	37,812
Beijing Capital International Airport Co. Ltd., H Shares	174,000	122,703
Beijing Capital Land Ltd., H Shares	135,000	25,527
Beijing Chunlizhengda Medical Instruments Co. Ltd., H Shares	11,500	65,592
Beijing Enterprises Clean Energy Group Ltd.(1)	740,000	4,355
Beijing Enterprises Holdings Ltd.	19,000	60,255
Beijing Enterprises Water Group Ltd.(1)	130,000	51,039
Beijing Gas Blue Sky Holdings Ltd.(1)	88,000	1,418
Beijing North Star Co. Ltd., H Shares	4,000	865
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	31,000	35,448
Best Food Holding Co. Ltd.(1)	8,000	671
Best Pacific International Holdings Ltd.	4,000	599
Bestway Global Holding, Inc.	8,000	1,875
Bilibili, Inc., ADR(1)	1,121	52,967
Binjiang Service Group Co. Ltd.	24,500	53,757
BOC Aviation Ltd.	18,500	136,324
Bosideng International Holdings Ltd.	122,000	34,851
Bright Scholar Education Holdings Ltd., ADR	2,015	15,636
Brilliance China Automotive Holdings Ltd.	176,000	157,231
BYD Co. Ltd., H Shares(2)	4,000	39,550
BYD Electronic International Co. Ltd.(2)	16,000	67,220
CA Cultural Technology Group Ltd.(1)	30,000	9,499
Canadian Solar, Inc.(1)	8,814	286,367
Canvest Environmental Protection Group Co. Ltd.	103,000	44,851
CAR, Inc.(1)(2)	119,000	37,836
Central China Real Estate Ltd.	117,000	51,072
CGN New Energy Holdings Co. Ltd.(1)	228,000	40,877
CGN Power Co. Ltd., H Shares	645,000	139,643
Chaowei Power Holdings Ltd.	86,000	36,058
China Aerospace International Holdings Ltd.	48,000	3,015
China Aircraft Leasing Group Holdings Ltd.	5,000	4,556
China BlueChemical Ltd., H Shares	64,000	9,393
China Boton Group Co. Ltd.(1)	6,000	1,299
China Cinda Asset Management Co. Ltd., H Shares	728,000	138,762
China CITIC Bank Corp. Ltd., H Shares	414,000	172,696
China Coal Energy Co. Ltd., H Shares	103,000	25,884
China Communications Construction Co. Ltd., H Shares	143,000	79,884
China Communications Services Corp. Ltd., H Shares	352,000	229,811
China Conch Venture Holdings Ltd.	68,000	294,076
China Construction Bank Corp., H Shares	3,615,000	2,546,208
China Datang Corp. Renewable Power Co. Ltd., H Shares	98,000	13,282
China Dongxiang Group Co. Ltd.(2)	373,000	48,351
11

	Shares	Value
China East Education Holdings Ltd.	73,000	$160,573
China Eastern Airlines Corp. Ltd., H Shares(2)	68,000	27,828
China Education Group Holdings Ltd.	8,000	15,708
China Energy Development Holdings Ltd.(1)	248,000	4,574
China Everbright Bank Co. Ltd., H Shares	115,000	41,141
China Everbright Greentech Ltd.(2)	32,000	14,165
China Everbright International Ltd.	324,000	195,241
China Everbright Ltd.	106,000	162,926
China Everbright Water Ltd.(2)	28,300	4,674
China Evergrande Group(2)	66,000	153,547
China First Capital Group Ltd.(1)	102,000	2,116
China Foods Ltd.	102,000	36,115
China Galaxy Securities Co. Ltd., H Shares	227,500	135,823
China Gas Holdings Ltd.	22,000	60,021
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A	136,000	123,879
China Harmony Auto Holding Ltd.	157,000	71,973
China High Speed Transmission Equipment Group Co. Ltd.(2)	53,000	38,563
China Hongqiao Group Ltd.	39,000	25,102
China Huarong Asset Management Co. Ltd., H Shares	653,000	74,749
China Index Holdings Ltd., ADR(1)	1,125	1,890
China International Capital Corp. Ltd., H Shares(1)	150,800	356,957
China Jinmao Holdings Group Ltd.	776,000	483,784
China Lesso Group Holdings Ltd.	169,000	314,457
China Life Insurance Co. Ltd., ADR	36,662	446,543
China Lilang Ltd.	46,000	26,492
China Literature Ltd.(1)(2)	22,000	135,530
China Logistics Property Holdings Co. Ltd.(1)	83,000	37,975
China Longyuan Power Group Corp. Ltd., H Shares	387,000	242,788
China Maple Leaf Educational Systems Ltd.	178,000	69,316
China Medical System Holdings Ltd.	135,000	152,034
China Meidong Auto Holdings Ltd.	54,000	182,191
China Mengniu Dairy Co. Ltd.	251,000	1,228,418
China Merchants Bank Co. Ltd., H Shares	205,000	974,692
China Merchants Land Ltd.	148,000	22,357
China Merchants Port Holdings Co. Ltd.	93,545	106,799
China Minsheng Banking Corp. Ltd., H Shares	449,000	272,958
China Mobile Ltd., ADR	52,747	1,847,727
China Modern Dairy Holdings Ltd.(1)(2)	63,000	9,499
China Molybdenum Co. Ltd., H Shares	69,000	27,918
China National Building Material Co. Ltd., H Shares	584,000	816,434
China New Higher Education Group Ltd.	107,000	82,569
China Oil & Gas Group Ltd.(1)	280,000	8,831
China Oilfield Services Ltd., H Shares	102,000	79,665
China Oriental Group Co. Ltd.	134,000	37,378
China Overseas Grand Oceans Group Ltd.	116,000	75,351
China Overseas Land & Investment Ltd.	170,000	488,510
China Overseas Property Holdings Ltd.	5,000	4,501
China Pacific Insurance Group Co. Ltd., H Shares	105,600	290,839
China Petroleum & Chemical Corp., ADR	7,089	325,243
China Pioneer Pharma Holdings Ltd.	123,000	18,970
China Power International Development Ltd.	567,000	109,606
China Railway Construction Corp. Ltd., H Shares	184,500	140,929
12

	Shares	Value
China Railway Group Ltd., H Shares	341,000	$174,807
China Railway Signal & Communication Corp. Ltd., H Shares	141,000	57,111
China Reinsurance Group Corp., H Shares	302,000	32,135
China Resources Beer Holdings Co. Ltd.	48,000	312,792
China Resources Cement Holdings Ltd.	154,000	223,609
China Resources Gas Group Ltd.	28,000	130,893
China Resources Land Ltd.	234,000	1,072,089
China Resources Medical Holdings Co. Ltd.	52,500	38,038
China Resources Pharmaceutical Group Ltd.	30,500	17,228
China Resources Power Holdings Co. Ltd.	206,000	243,982
China Sanjiang Fine Chemicals Co. Ltd.	30,000	8,086
China SCE Group Holdings Ltd.	225,000	116,825
China Shengmu Organic Milk Ltd.(1)	59,000	5,399
China Shenhua Energy Co. Ltd., H Shares	180,000	298,735
China Shineway Pharmaceutical Group Ltd.	38,000	26,594
China South City Holdings Ltd.	470,000	47,619
China Southern Airlines Co. Ltd., H Shares(1)(2)	116,000	60,982
China State Construction International Holdings Ltd.	282,000	217,045
China Suntien Green Energy Corp. Ltd., H Shares(1)	72,000	19,124
China Taiping Insurance Holdings Co. Ltd.	117,800	184,882
China Telecom Corp. Ltd., ADR	7,966	259,134
China Tobacco International HK Co. Ltd.	24,000	48,099
China Tower Corp. Ltd., H Shares	2,446,000	466,230
China Traditional Chinese Medicine Holdings Co. Ltd.	158,000	67,393
China Travel International Investment Hong Kong Ltd.	278,000	41,916
China Unicom (Hong Kong) Ltd., ADR	31,156	220,584
China Vanke Co. Ltd., H Shares	83,800	259,432
China Vast Industrial Urban Development Co. Ltd.	5,000	1,950
China Water Affairs Group Ltd.	48,000	39,443
China Wood Optimization Holding Ltd.(1)	8,000	1,582
China Xinhua Education Group Ltd.	56,000	18,981
China XLX Fertiliser Ltd.	30,000	9,720
China Yongda Automobiles Services Holdings Ltd.	140,500	168,303
China Yuchai International Ltd.	1,329	21,583
China Yuhua Education Corp. Ltd.	194,000	185,624
China ZhengTong Auto Services Holdings Ltd.(2)	31,500	3,912
China Zhongwang Holdings Ltd.	49,600	10,468
Chinasoft International Ltd.(1)	34,000	24,006
Chongqing Rural Commercial Bank Co. Ltd., H Shares	186,000	75,735
CIFI Holdings Group Co. Ltd.	129,631	110,032
CIMC Enric Holdings Ltd.(2)	6,000	2,388
CIMC Vehicles Group Co. Ltd., Class H	20,000	18,049
CITIC Ltd.	276,000	250,647
CITIC Resources Holdings Ltd.(1)	118,000	4,384
CITIC Securities Co. Ltd., H Shares(2)	63,000	150,587
CNOOC Ltd., ADR	11,045	1,249,852
COFCO Meat Holdings Ltd.(2)	17,000	7,978
Colour Life Services Group Co. Ltd.(1)(2)	2,000	1,030
Concord New Energy Group Ltd.	290,000	12,848
Consun Pharmaceutical Group Ltd.	68,000	28,685
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	136,000	62,384
COSCO SHIPPING Holdings Co. Ltd., Class H(1)	300,000	150,304
13

	Shares	Value
COSCO SHIPPING International Hong Kong Co. Ltd.	86,000	$23,790
COSCO SHIPPING Ports Ltd.	95,775	54,097
Country Garden Holdings Co. Ltd.	473,966	582,306
Country Garden Services Holdings Co. Ltd.	117,000	813,942
CPMC Holdings Ltd.	50,000	21,553
CRRC Corp. Ltd., H Shares	159,000	71,322
CSPC Pharmaceutical Group Ltd.	405,600	898,505
DaFa Properties Group Ltd.	11,000	8,017
Dali Foods Group Co. Ltd.	216,000	132,122
Daqo New Energy Corp., ADR(1)	2,005	226,184
Datang International Power Generation Co. Ltd., H Shares(2)	184,000	24,652
Dawnrays Pharmaceutical Holdings Ltd.	55,000	6,574
Dexin China Holdings Co. Ltd.(1)	50,000	19,458
Differ Group Holding Co. Ltd.(1)	40,000	3,610
Digital China Holdings Ltd.	20,000	16,246
Dongfeng Motor Group Co. Ltd., Class H	134,000	92,285
Dongyue Group Ltd.	162,000	68,864
DouYu International Holdings Ltd., ADR(1)	1,841	30,818
ENN Energy Holdings Ltd.	36,200	399,928
Essex Bio-technology Ltd.	25,000	15,448
Ever Sunshine Lifestyle Services Group Ltd.	80,000	164,268
Fanhua, Inc., ADR	3,361	68,195
Fantasia Holdings Group Co. Ltd.	192,000	38,985
Far East Horizon Ltd.	148,000	130,838
FinVolution Group, ADR	6,149	11,683
Fosun International Ltd.	186,500	206,613
Fountain SET Holdings Ltd.	38,000	4,357
Fu Shou Yuan International Group Ltd.	102,000	105,143
Fufeng Group Ltd.	63,000	21,088
Fullshare Holdings Ltd.(1)	865,000	19,941
Fuyao Glass Industry Group Co. Ltd., H Shares	5,200	16,709
GCL-Poly Energy Holdings Ltd.(1)	1,167,000	47,335
GDS Holdings Ltd., ADR(1)	6,729	544,645
Geely Automobile Holdings Ltd.	383,000	801,038
Gemdale Properties & Investment Corp. Ltd.	952,000	168,956
Genertec Universal Medical Group Co. Ltd.	74,000	51,484
Genscript Biotech Corp.(1)	98,000	188,698
GF Securities Co. Ltd., H Shares	66,000	77,404
Global Bio-Chem Technology Group Co. Ltd.(1)	40,000	563
Global Cord Blood Corp.(1)	4,088	14,267
Glorious Property Holdings Ltd.(1)	187,000	6,740
Glory Sun Financial Group Ltd.(1)	324,000	13,357
Golden Meditech Holdings Ltd.(1)	28,000	2,995
GR Properties Ltd.(1)	104,000	16,363
Grand Baoxin Auto Group Ltd.(1)	30,500	4,624
Great Wall Motor Co. Ltd., H Shares	236,000	255,369
Greater China Financial Holdings Ltd.(1)	96,000	2,466
Greatview Aseptic Packaging Co. Ltd.	24,000	10,059
Greenland Hong Kong Holdings Ltd.	137,000	45,499
Greentown Service Group Co. Ltd.	144,000	192,885
GSX Techedu, Inc., ADR(1)	1,097	93,684
Guangdong Investment Ltd.	76,000	118,302
14

	Shares	Value
Guangzhou Automobile Group Co. Ltd., H Shares	136,000	$116,365
Guangzhou R&F Properties Co. Ltd., H Shares	76,000	96,402
Guorui Properties Ltd.	65,000	9,599
Guotai Junan Securities Co. Ltd., H Shares	23,400	36,176
Haichang Ocean Park Holdings Ltd.(1)	61,000	4,790
Haidilao International Holding Ltd.(2)	1,000	6,433
Haier Electronics Group Co. Ltd.	76,000	259,422
Hainan Meilan International Airport Co. Ltd., H Shares(1)	20,000	115,844
Haitian International Holdings Ltd.	54,000	130,630
Haitong Securities Co. Ltd., H Shares(1)	152,000	137,502
Hansoh Pharmaceutical Group Co. Ltd.(1)	28,000	132,311
Harbin Electric Co. Ltd., H Shares(1)	94,000	28,820
Hebei Construction Group Corp. Ltd., H Shares	68,000	149,466
Hengan International Group Co. Ltd.	68,000	534,080
Hi Sun Technology China Ltd.(1)	120,000	14,658
Hisense Home Appliances Group Co. Ltd., H Shares	4,000	5,351
HKC Holdings Ltd.	8,000	4,764
Hollysys Automation Technologies Ltd.	5,932	64,244
Homeland Interactive Technology Ltd.	52,000	29,304
Hong Kong Finance Investment Holding Group Ltd.(1)	200,000	15,487
Honworld Group Ltd.	7,500	2,583
Hopson Development Holdings Ltd.	88,000	175,868
Hua Hong Semiconductor Ltd.(1)(2)	42,000	150,879
Huabao International Holdings Ltd.(2)	18,000	15,918
Huadian Power International Corp. Ltd., H Shares	132,000	36,810
Huami Corp., ADR(1)	3,740	47,199
Huaneng Power International, Inc., H Shares	336,000	140,296
Huatai Securities Co. Ltd., H Shares	6,800	11,903
Huaxi Holdings Co. Ltd.	14,000	3,070
Huazhong In-Vehicle Holdings Co. Ltd.	14,000	1,120
Huazhu Group Ltd., ADR	10,580	473,243
Huifu Payment Ltd.(1)(2)	80,400	26,587
HUYA, Inc., ADR(1)	4,072	116,948
IGG, Inc.	146,000	168,194
IMAX China Holding, Inc.	20,100	32,350
Industrial & Commercial Bank of China Ltd., H Shares	2,352,000	1,313,316
Inke Ltd.(1)	18,000	2,896
Inspur International Ltd.(1)	22,000	5,980
International Alliance Financial Leasing Co. Ltd.(1)	30,000	3,246
iQIYI, Inc., ADR(1)	878	19,009
IVD Medical Holding Ltd.	14,000	4,798
JD.com, Inc., ADR(1)	46,093	3,624,754
JH Educational Technology, Inc.	52,000	25,051
Jiangsu Expressway Co. Ltd., H Shares	110,000	110,033
Jiangxi Copper Co. Ltd., H Shares	38,000	44,657
Jiayuan International Group Ltd.	16,000	7,599
Jinchuan Group International Resources Co. Ltd.	93,000	10,765
Jingrui Holdings Ltd.	30,000	7,925
JinkoSolar Holding Co. Ltd., ADR(1)	5,110	116,712
Jiumaojiu International Holdings Ltd.(1)	9,000	20,389
JNBY Design Ltd.	6,500	6,790
JOYY, Inc., ADR(1)	4,203	359,104
15

	Shares	Value
Kaisa Group Holdings Ltd.	336,000	$168,327
Kaisa Prosperity Holdings Ltd.(1)	3,500	13,059
Kandi Technologies Group, Inc.(1)	2,104	14,160
Kasen International Holdings Ltd.(1)(2)	30,000	3,555
Kingboard Holdings Ltd.	69,500	223,140
Kingboard Laminates Holdings Ltd.	155,500	194,085
Kingdee International Software Group Co. Ltd.	165,000	421,029
Kingsoft Corp. Ltd.	17,000	90,839
Kunlun Energy Co. Ltd.	116,000	86,171
KWG Group Holdings Ltd.	202,500	384,094
Lee & Man Paper Manufacturing Ltd.	50,000	29,717
Lee's Pharmaceutical Holdings Ltd.	47,500	36,125
Lenovo Group Ltd.	552,000	367,898
LexinFintech Holdings Ltd., ADR(1)	7,115	55,568
Li Ning Co. Ltd.	246,500	1,037,665
Lifestyle China Group Ltd.(1)	12,500	2,052
Logan Group Co. Ltd.	82,000	152,129
Longfor Group Holdings Ltd.	19,000	100,297
Lonking Holdings Ltd.	254,000	72,317
Luye Pharma Group Ltd.(2)	147,000	79,475
Maanshan Iron & Steel Co. Ltd., H Shares	60,000	16,089
Maoye International Holdings Ltd.	77,000	3,609
Meitu, Inc.(1)	137,000	29,945
Meituan Dianping, Class B(1)	42,900	1,410,020
Metallurgical Corp. of China Ltd., H Shares	198,000	33,881
Midea Real Estate Holding Ltd.	6,000	15,264
Minsheng Education Group Co. Ltd.	118,000	17,929
MMG Ltd.(1)	240,000	63,808
Modern Land China Co. Ltd.	104,000	15,128
Momo, Inc., ADR	9,591	195,656
Mulsanne Group Holding Ltd.(1)(2)	28,500	19,935
Nam Tai Property, Inc.(1)	3,469	31,949
NetDragon Websoft Holdings Ltd.	29,500	75,344
NetEase, Inc., ADR	1,623	790,742
New China Life Insurance Co. Ltd., H Shares	37,300	148,241
New Oriental Education & Technology Group, Inc., ADR(1)	3,578	524,642
Nexteer Automotive Group Ltd.(2)	94,000	60,493
Nine Dragons Paper Holdings Ltd.	137,000	151,709
NIO, Inc., ADR(1)	21,812	415,082
Niu Technologies, ADR(1)	36	744
Noah Holdings Ltd., ADR(1)	2,268	63,504
OneSmart International Education Group Ltd., ADR(1)	3,965	16,812
Oshidori International Holdings Ltd.	186,000	20,149
Pacific Online Ltd.	37,000	4,894
Panda Green Energy Group Ltd.(1)	70,000	2,131
PAX Global Technology Ltd.	98,000	56,522
People's Insurance Co. Group of China Ltd. (The), H Shares	61,000	19,865
Perennial Energy Holdings Ltd.	55,000	32,265
PetroChina Co. Ltd., ADR	7,781	268,522
PICC Property & Casualty Co. Ltd., H Shares	218,000	167,799
Pinduoduo, Inc., ADR(1)	3,668	326,232
Ping An Healthcare and Technology Co. Ltd.(1)(2)	34,800	505,329
16

	Shares	Value
Ping An Insurance Group Co. of China Ltd., H Shares	120,782	$1,279,810
Poly Property Group Co. Ltd.	209,000	65,594
Poly Property Services Co. Ltd.	2,600	22,710
Postal Savings Bank of China Co. Ltd., H Shares	430,000	203,168
Pou Sheng International Holdings Ltd.(1)	61,000	15,392
Powerlong Commercial Management Holdings Ltd.	9,000	28,385
Powerlong Real Estate Holdings Ltd.	132,000	95,343
Prinx Chengshan Cayman Holding Ltd.	12,500	13,114
PW Medtech Group Ltd.(1)	29,000	5,650
Qeeka Home Cayman, Inc.	6,000	1,824
Qingling Motors Co. Ltd., H Shares	32,000	5,694
Qudian, Inc., ADR(1)	10,797	17,167
Redsun Properties Group Ltd.	80,000	28,100
RISE Education Cayman Ltd., ADR(1)	522	3,315
Road King Infrastructure Ltd.	27,000	35,850
Ronshine China Holdings Ltd.	54,500	44,198
Sany Heavy Equipment International Holdings Co. Ltd.	3,000	1,659
Scholar Education Group	17,000	52,380
Seazen Group Ltd.(1)	6,000	5,428
Semiconductor Manufacturing International Corp.(1)	187,500	599,159
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	72,000	167,698
Shanghai Electric Group Co. Ltd., H Shares(1)	60,000	17,618
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	7,000	29,485
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd., H Shares	40,000	25,429
Shanghai Industrial Holdings Ltd.	48,000	71,701
Shanghai Industrial Urban Development Group Ltd.	196,000	22,858
Shanghai Jin Jiang Capital Co. Ltd., H Shares	10,000	1,713
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	63,100	112,410
Sheng Ye Capital Ltd.	22,000	22,552
Shenzhen Expressway Co. Ltd., H Shares	52,000	47,018
Shenzhen International Holdings Ltd.	126,000	201,831
Shenzhen Investment Ltd.	258,000	87,367
Shenzhou International Group Holdings Ltd.	43,300	694,396
Shimao Group Holdings Ltd.	78,500	352,267
Shirble Department Store Holdings China Ltd.	20,000	1,746
Shoucheng Holdings Ltd.	146,800	39,843
Shougang Fushan Resources Group Ltd.	210,000	47,606
Shui On Land Ltd.	411,500	56,167
Sihuan Pharmaceutical Holdings Group Ltd.	383,000	46,335
Silver Grant International Holdings Group Ltd.(1)	40,000	5,255
Sina Corp.(1)	6,379	259,530
Sino Biopharmaceutical Ltd.	217,500	249,303
Sino-Ocean Group Holding Ltd.	303,000	69,737
Sinofert Holdings Ltd.	290,000	27,203
Sinolink Worldwide Holdings Ltd.(1)	270,000	17,075
Sinopec Engineering Group Co. Ltd., H Shares	96,500	42,704
Sinopec Kantons Holdings Ltd.	90,000	35,315
Sinopec Shanghai Petrochemical Co. Ltd., ADR	599	12,303
Sinopharm Group Co. Ltd., H Shares	12,000	29,425
Sinotrans Ltd., H Shares	138,000	32,721
Sinotruk Hong Kong Ltd.	79,000	204,838
Skyfame Realty Holdings Ltd.	158,000	20,572
17

	Shares	Value
Skyworth Group Ltd.(1)(2)	156,000	$54,018
Sogou, Inc., ADR(1)	4,028	34,842
SOHO China Ltd.(1)	243,500	75,015
Sohu.com Ltd., ADR(1)	1,588	31,982
SSY Group Ltd.	162,000	103,088
Sun Art Retail Group Ltd.	215,500	280,648
Sun King Power Electronics Group	76,000	16,765
Sunac China Holdings Ltd.	95,000	397,388
Sunny Optical Technology Group Co. Ltd.	37,400	549,273
TAL Education Group, ADR(1)	8,536	630,042
TCL Electronics Holdings Ltd.	67,000	45,700
Tencent Holdings Ltd.	136,300	9,288,505
Tencent Music Entertainment Group, ADR(1)	2,594	40,544
Texhong Textile Group Ltd.	23,000	17,796
Tian Ge Interactive Holdings Ltd.(1)(2)	9,000	1,091
Tiangong International Co. Ltd.	28,000	9,389
Tianjin Development Holdings Ltd.	6,000	1,266
Tianjin Port Development Holdings Ltd.	60,000	4,385
Tianli Education International Holdings Ltd.(1)	204,000	231,380
Tianneng Power International Ltd.(2)	130,000	278,489
Tibet Water Resources Ltd.(1)	19,000	1,478
Times China Holdings Ltd.	75,000	114,989
Times Neighborhood Holdings Ltd.	95,538	136,415
Tingyi Cayman Islands Holding Corp.	242,000	453,551
Tong Ren Tang Technologies Co. Ltd., H Shares	61,000	47,025
Tongcheng-Elong Holdings Ltd.(1)	27,600	54,038
Tongda Group Holdings Ltd.(2)	630,000	37,036
Tongdao Liepin Group(1)	7,000	17,607
Topsports International Holdings Ltd.	98,000	120,969
TravelSky Technology Ltd., H Shares	27,000	56,066
Trigiant Group Ltd.(1)	28,000	3,209
Trip.com Group Ltd., ADR(1)	6,736	203,697
Truly International Holdings Ltd.(1)	60,000	7,500
Tsaker Chemical Group Ltd.	15,000	2,746
Tsingtao Brewery Co. Ltd., H Shares	40,000	363,830
Uni-President China Holdings Ltd.	137,000	124,773
Vinda International Holdings Ltd.	52,000	177,435
Vipshop Holdings Ltd., ADR(1)	58,428	964,646
Want Want China Holdings Ltd.	493,000	336,710
Wasion Holdings Ltd.	22,000	6,460
Weibo Corp., ADR(1)	3,652	136,220
Weichai Power Co. Ltd., H Shares	205,000	412,637
Weimob, Inc.(1)(2)	32,000	53,521
West China Cement Ltd.	324,000	56,659
Wharf Holdings Ltd. (The)	99,000	192,565
Wisdom Education International Holdings Co. Ltd.	66,000	34,272
Wison Engineering Services Co. Ltd.	19,000	1,910
WuXi AppTec Co. Ltd., H Shares(2)	2,520	37,207
Wuxi Biologics Cayman, Inc.(1)	10,000	258,801
X Financial, ADR(1)	5,944	4,440
Xiabuxiabu Catering Management China Holdings Co. Ltd.(1)	19,500	24,073
Xiaomi Corp., Class B(1)	351,800	1,066,200
18

	Shares	Value
Xingda International Holdings Ltd.	154,482	$38,029
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	6,000	5,131
Xinyi Solar Holdings Ltd.	195,024	245,047
Xinyuan Real Estate Co. Ltd., ADR	4,488	9,335
XTEP International Holdings Ltd.	76,500	25,390
Yadea Group Holdings Ltd.(1)	206,000	207,204
Yanzhou Coal Mining Co. Ltd., H Shares	146,000	112,137
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares(2)	35,600	50,514
Yihai International Holding Ltd.	31,000	488,611
Yintech Investment Holdings Ltd., ADR	876	6,386
Yiren Digital Ltd., ADR(1)	2,015	6,569
Yixin Group Ltd.(1)(2)	148,000	37,684
Yongsheng Advanced Materials Co. Ltd.	10,000	3,058
YuanShengTai Dairy Farm Ltd.(1)	171,000	12,531
Yuexiu Property Co. Ltd.	464,000	88,395
Yuexiu Transport Infrastructure Ltd.	84,000	49,773
Yum China Holdings, Inc.	30,000	1,731,300
Yuzhou Group Holdings Co. Ltd.	229,661	106,882
Zhaojin Mining Industry Co. Ltd., H Shares	16,000	17,933
Zhejiang Expressway Co. Ltd., H Shares	176,000	118,524
Zhenro Properties Group Ltd.	34,000	19,852
ZhongAn Online P&C Insurance Co. Ltd., H Shares(1)(2)	3,000	19,538
Zhongliang Holdings Group Co. Ltd.	79,500	51,150
Zhongsheng Group Holdings Ltd.	60,500	375,785
Zhou Hei Ya International Holdings Co. Ltd.	85,000	96,108
Zhuguang Holdings Group Co. Ltd.(1)	60,000	8,405
Zhuzhou CRRC Times Electric Co. Ltd., H Shares	47,500	151,380
Zijin Mining Group Co. Ltd., H Shares	562,000	382,835
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(1)	34,800	34,714
ZTE Corp., H Shares	13,600	39,168
ZTO Express Cayman, Inc., ADR	16,982	569,406
		92,005,735
Colombia — 0.3%
Banco Davivienda SA, Preference Shares	8,251	63,917
Bancolombia SA	6,749	46,906
Bancolombia SA, ADR	4,607	129,272
Cementos Argos SA	18,987	25,377
Corp. Financiera Colombiana SA(1)	20,045	145,207
Ecopetrol SA, ADR	11,168	127,204
Empresa de Telecomunicaciones de Bogota(1)	18,600	1,054
Grupo Argos SA	35,212	112,196
Grupo Aval Acciones y Valores SA, Preference Shares	27,076	6,767
Interconexion Electrica SA ESP	15,347	85,904
		743,804
Czech Republic — 0.1%
CEZ AS	6,213	127,908
Komercni banka AS(1)	2,534	60,911
Moneta Money Bank AS	37,037	93,285
		282,104
Egypt — 0.1%
Commercial International Bank Egypt S.A.E., GDR	58,481	249,144
19

	Shares	Value
Greece — 0.3%
Aegean Airlines SA(1)	5,277	$22,639
Alpha Bank AE(1)	55,240	36,432
Athens Water Supply & Sewage Co. SA	846	7,065
Ellaktor SA(1)	8,314	10,899
Eurobank Ergasias Services and Holdings SA(1)	76,130	36,418
Fourlis Holdings SA(1)	2,838	13,496
GEK Terna Holding Real Estate Construction SA(1)	6,077	43,939
Hellenic Petroleum SA	4,037	24,614
Hellenic Telecommunications Organization SA	6,366	104,028
JUMBO SA	2,114	36,701
Motor Oil Hellas Corinth Refineries SA	2,751	38,570
Mytilineos SA	3,897	36,643
National Bank of Greece SA(1)	33,543	45,486
Piraeus Bank SA(1)	32,353	46,432
Public Power Corp. SA(1)	8,414	40,169
Terna Energy SA	4,744	67,144
Titan Cement International SA(1)	1,929	26,167
Viohalco SA(1)	2,750	7,481
		644,323
Hong Kong†
Anton Oilfield Services Group(1)(2)	122,000	6,347
HC Group, Inc.(1)	7,500	1,079
Honghua Group Ltd.(1)	155,000	5,052
		12,478
Hungary — 0.2%
Magyar Telekom Telecommunications plc	72,123	88,572
MOL Hungarian Oil & Gas plc(1)	27,515	154,640
OTP Bank Nyrt(1)	5,870	197,478
Richter Gedeon Nyrt	3,733	91,066
		531,756
India — 9.5%
Adani Enterprises Ltd.	6,517	24,556
Adani Ports & Special Economic Zone Ltd.	31,574	152,128
Adani Power Ltd.(1)	5,783	2,922
Adani Transmission Ltd.(1)	6,391	21,980
Aditya Birla Fashion and Retail Ltd.(1)	907	1,720
Aegis Logistics Ltd.	7,395	21,288
Ajanta Pharma Ltd.	1,683	33,919
Alok Industries Ltd.(1)	45,160	19,361
Amara Raja Batteries Ltd.	1,358	13,405
Ambuja Cements Ltd.	45,962	131,200
Apollo Hospitals Enterprise Ltd.	4,066	90,212
Apollo Tyres Ltd.	11,846	19,853
Ashok Leyland Ltd.	49,812	45,603
Ashoka Buildcon Ltd.(1)	4,266	3,940
Asian Paints Ltd.	5,153	132,830
Aurobindo Pharma Ltd.	24,206	265,541
Avanti Feeds Ltd.	2,467	17,324
Avenue Supermarts Ltd.(1)	1,034	31,563
Axis Bank Ltd., GDR(1)	19,160	674,569
Bajaj Auto Ltd.	4,287	172,472
20

	Shares	Value
Bajaj Consumer Care Ltd.(1)	4,501	$10,498
Bajaj Finance Ltd.	5,044	237,626
Bajaj Finserv Ltd.	1,086	91,007
Balkrishna Industries Ltd.	5,826	104,257
Balrampur Chini Mills Ltd.	4,589	9,165
Bandhan Bank Ltd.(1)	7,366	30,431
Bata India Ltd.	655	11,535
BEML Ltd.	1,894	17,143
Berger Paints India Ltd.	6,297	45,874
Bharat Forge Ltd.	10,427	69,357
Bharat Heavy Electricals Ltd.	40,626	21,179
Bharat Petroleum Corp. Ltd.	35,560	196,564
Bharti Airtel Ltd.	57,229	398,734
Bharti Infratel Ltd.	18,672	50,233
Biocon Ltd.(1)	5,469	27,916
Birlasoft Ltd.(1)	24,915	54,159
Bliss Gvs Pharma Ltd.	2,161	4,204
Bombay Dyeing & Manufacturing Co. Ltd.	1,774	1,645
Bosch Ltd.	325	56,405
Britannia Industries Ltd.	1,418	71,722
Can Fin Homes Ltd.	3,056	15,352
Canara Bank(1)	28,501	41,428
Capri Global Capital Ltd.	2,655	7,869
Carborundum Universal Ltd.	6,059	22,148
CCL Products India Ltd.	7,908	26,569
Ceat Ltd.	2,872	34,193
Central Bank of India(1)	14,132	3,389
Central Depository Services India Ltd.	5,186	28,580
Century Textiles & Industries Ltd.	3,804	17,196
CESC Ltd.	3,201	26,071
Chambal Fertilizers and Chemicals Ltd.	2,640	5,295
Cipla Ltd.	21,543	208,583
City Union Bank Ltd.	27,003	49,472
Coal India Ltd.	87,363	159,120
Cochin Shipyard Ltd.	3,845	17,267
Coforge Ltd.	1,543	40,277
Colgate-Palmolive India Ltd.	4,019	74,364
Container Corp. of India Ltd.	2,984	15,894
Crompton Greaves Consumer Electricals Ltd.(1)	14,876	54,809
Dabur India Ltd.	10,224	65,877
Dalmia Bharat Ltd.(1)	4,288	43,410
DCB Bank Ltd.(1)	22,172	26,764
Dilip Buildcon Ltd.	1,294	6,460
Dish TV India Ltd.(1)	19,610	2,953
Divi's Laboratories Ltd.	1,273	53,926
DLF Ltd.	49,663	106,550
Dr Lal PathLabs Ltd.	882	21,226
Dr Reddy's Laboratories Ltd., ADR	18,740	1,090,106
Edelweiss Financial Services Ltd.(1)	60,790	66,039
Eicher Motors Ltd.	2,140	60,668
EID Parry India Ltd.(1)	3,123	12,120
EIH Ltd.(1)	2,058	2,441
21

	Shares	Value
Engineers India Ltd.	26,238	$23,775
Equitas Holdings Ltd.	15,764	11,614
Eris Lifesciences Ltd.	2,408	15,729
Escorts Ltd.	1,990	29,303
Exide Industries Ltd.	23,050	51,199
FDC Ltd.	7,760	32,715
Federal Bank Ltd.(1)	136,520	101,987
Fortis Healthcare Ltd.(1)	38,403	69,222
Future Lifestyle Fashions Ltd.(1)	1,909	3,949
GAIL India Ltd.	56,471	73,270
Glenmark Pharmaceuticals Ltd.	18,624	118,574
GMR Infrastructure Ltd.(1)	9,481	3,030
Godrej Agrovet Ltd.	886	5,886
Godrej Consumer Products Ltd.	5,556	49,169
Godrej Properties Ltd.(1)	299	3,704
Granules India Ltd.	26,149	111,410
Graphite India Ltd.	6,301	16,153
Grasim Industries Ltd.	9,513	86,949
Greaves Cotton Ltd.(1)	5,536	5,996
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	2,679	7,314
Gujarat Pipavav Port Ltd.	32,769	35,420
Gujarat State Fertilizers & Chemicals Ltd.	2,735	2,368
Gujarat State Petronet Ltd.	15,358	42,339
Havells India Ltd.	5,168	43,134
HCL Technologies Ltd.	17,854	168,276
HDFC Asset Management Co. Ltd.	2,411	78,857
HDFC Life Insurance Co. Ltd.(1)	4,266	33,178
HEG Ltd.	1,525	17,721
HeidelbergCement India Ltd.	4,117	10,564
Hero MotoCorp Ltd.	8,211	334,803
Hexaware Technologies Ltd.	15,218	81,564
HFCL Ltd.	20,814	4,333
Hikal Ltd.	1,154	2,545
Himadri Speciality Chemical Ltd.	3,361	2,337
Hindalco Industries Ltd.	69,193	173,486
Hindustan Copper Ltd.(1)	17,442	8,580
Hindustan Petroleum Corp. Ltd.	21,871	59,727
Hindustan Unilever Ltd.	26,009	747,016
Housing Development Finance Corp. Ltd.	32,715	811,428
ICICI Bank Ltd., ADR(1)	29,401	315,767
ICICI Lombard General Insurance Co. Ltd.	3,113	53,024
ICICI Prudential Life Insurance Co. Ltd.	3,425	19,604
ICICI Securities Ltd.	6,739	43,599
IDFC First Bank Ltd.(1)	166,897	72,363
IDFC Ltd.	51,602	19,243
IIFL Finance Ltd.	16,821	18,632
IIFL Wealth Management Ltd.	277	3,844
India Cements Ltd. (The)	26,125	40,580
Indiabulls Housing Finance Ltd.	40,406	113,539
Indiabulls Real Estate Ltd.(1)	16,612	14,162
Indiabulls Ventures Ltd.	27,615	73,589
Indian Energy Exchange Ltd.	4,579	11,985
22

	Shares	Value
Indian Hotels Co. Ltd. (The)	10,050	$14,100
Indian Oil Corp. Ltd.	98,764	114,958
Indian Overseas Bank(1)	35,971	5,163
Indraprastha Gas Ltd.	3,029	16,188
Infibeam Avenues Ltd.	7,614	7,881
Info Edge India Ltd.	398	17,608
Infosys Ltd., ADR	165,605	2,086,623
Inox Leisure Ltd.	6,380	24,456
InterGlobe Aviation Ltd.(1)	3,806	61,566
Ipca Laboratories Ltd.	4,993	127,916
IRB Infrastructure Developers Ltd.	10,162	16,350
IRCON International Ltd.	5,615	6,809
Jagran Prakashan Ltd.	5,040	2,697
Jai Corp. Ltd.	5,849	7,388
Jamna Auto Industries Ltd.	7,525	4,045
Jindal Saw Ltd.	10,101	8,538
Jindal Stainless Hisar Ltd.(1)	4,359	5,568
Jindal Stainless Ltd.(1)	10,705	6,248
Jindal Steel & Power Ltd.(1)	58,911	163,437
JK Paper Ltd.	3,285	4,237
JK Tyre & Industries Ltd.	28,125	22,799
JM Financial Ltd.	21,925	24,255
JSW Energy Ltd.	61,337	45,612
JSW Steel Ltd.	60,181	219,878
Jubilant Foodworks Ltd.	6,613	188,114
Jubilant Life Sciences Ltd.	11,999	127,362
Just Dial Ltd.(1)	5,066	25,532
Kajaria Ceramics Ltd.	2,533	14,953
Karnataka Bank Ltd. (The)	13,179	8,148
Karur Vysya Bank Ltd. (The)(1)	13,483	6,969
Kaveri Seed Co. Ltd.	1,806	14,131
KEC International Ltd.	5,784	25,262
L&T Technology Services Ltd.	1,206	25,615
Larsen & Toubro Ltd.	5,486	70,244
LIC Housing Finance Ltd.	24,390	99,531
Lupin Ltd.	11,261	141,993
Mahanagar Gas Ltd.	3,781	48,870
Mahindra & Mahindra Financial Services Ltd.(1)	87,872	160,141
Mahindra & Mahindra Ltd.	64,666	531,169
Mahindra CIE Automotive Ltd.(1)	6,648	11,772
Manappuram Finance Ltd.	19,742	39,588
Marico Ltd.	28,316	141,805
Maruti Suzuki India Ltd.	2,724	252,686
Max Healthcare Institute Ltd.(1)	9,804	14,172
Max India Ltd. - New Spun Off(1)	1,981	1,943
Meghmani Organics Ltd.	5,064	4,678
Metropolis Healthcare Ltd.(1)	1,178	29,417
Mindtree Ltd.	3,095	48,407
MOIL Ltd.	5,683	11,352
Motherson Sumi Systems Ltd.	84,567	125,600
Motilal Oswal Financial Services Ltd.	1,751	16,252
Mphasis Ltd.	3,373	50,518
23

	Shares	Value
Multi Commodity Exchange of India Ltd.	274	$5,947
Natco Pharma Ltd.	9,014	91,859
National Aluminium Co. Ltd.	39,332	19,087
NBCC India Ltd.	53,896	19,468
NCC Ltd.	38,426	17,733
Nestle India Ltd.	1,129	244,512
Nippon Life India Asset Management Ltd.	9,395	34,675
NOCIL Ltd.	3,087	5,229
NTPC Ltd.	131,532	172,076
Oberoi Realty Ltd.(1)	1,169	6,174
Oil & Natural Gas Corp. Ltd.	120,302	133,737
Oil India Ltd.	9,787	12,504
Orient Electric Ltd.	10,686	28,881
Page Industries Ltd.	450	115,951
Petronet LNG Ltd.	32,512	106,086
Pfizer Ltd.	380	23,670
Phillips Carbon Black Ltd.	3,756	5,855
PI Industries Ltd.	2,271	56,673
Pidilite Industries Ltd.	2,150	40,922
Piramal Enterprises Ltd.	1,641	30,310
PNB Housing Finance Ltd.(1)	4,013	15,528
Polycab India Ltd.	4,772	57,752
Power Finance Corp. Ltd.	70,033	89,156
Power Grid Corp. of India Ltd.	95,349	231,485
Praj Industries Ltd.	2,731	2,530
Prestige Estates Projects Ltd.	11,052	37,103
Prism Johnson Ltd.	4,245	3,001
PTC India Ltd.	10,158	8,132
PVR Ltd.	2,026	35,964
Quess Corp. Ltd.(1)	4,636	22,781
Radico Khaitan Ltd.	5,199	28,337
Rain Industries Ltd.	3,155	4,769
Rajesh Exports Ltd.	8,770	53,120
Rallis India Ltd.	766	3,051
Ramco Cements Ltd. (The)	4,903	46,055
Rashtriya Chemicals & Fertilizers Ltd.	4,665	2,995
Raymond Ltd.(1)	829	3,227
RBL Bank Ltd.	46,603	123,466
REC Ltd.	70,753	101,844
Redington India Ltd.	23,646	34,522
Reliance Industries Ltd., GDR	37,863	2,203,992
SBI Life Insurance Co. Ltd.(1)	4,555	51,176
Sequent Scientific Ltd.	4,729	8,335
Shipping Corp. of India Ltd.(1)	8,530	6,797
Shree Cement Ltd.	141	38,792
Shriram Transport Finance Co. Ltd.	10,112	96,110
Siemens Ltd.	4,264	66,931
Sobha Ltd.	1,749	6,196
SRF Ltd.	1,110	61,078
State Bank of India, GDR(1)	13,041	392,579
Sterlite Technologies Ltd.	16,412	33,369
Strides Pharma Science Ltd.	4,660	38,212
24

	Shares	Value
Sudarshan Chemical Industries	1,112	$6,860
Sun Pharmaceutical Industries Ltd.	9,800	69,213
Sunteck Realty Ltd.	2,969	10,578
Suzlon Energy Ltd.(1)	249,334	12,587
Swan Energy Ltd.	1,248	2,168
Tanla Solutions Ltd.	10,078	31,292
Tata Chemicals Ltd.	7,217	30,578
Tata Communications Ltd.	918	10,809
Tata Consultancy Services Ltd.	17,678	542,031
Tata Consumer Products Ltd.	5,631	40,694
Tata Elxsi Ltd.	477	6,956
Tata Motors Ltd., ADR(1)	42,800	416,872
Tata Power Co. Ltd. (The)	41,830	33,317
Tata Steel BSL Ltd.(1)	11,941	3,924
Tata Steel Ltd.	27,381	153,108
Tech Mahindra Ltd.	7,853	78,845
Thomas Cook India Ltd.	5,926	2,785
Tinplate Co. of India Ltd. (The)	2,105	3,907
Titan Co. Ltd.	2,822	42,102
Torrent Pharmaceuticals Ltd.	1,076	38,885
Torrent Power Ltd.	4,198	18,966
Trident Ltd.	153,719	13,550
Triveni Engineering & Industries Ltd.	2,504	2,382
Tube Investments of India Ltd.	8,792	77,254
TV18 Broadcast Ltd.(1)	12,414	5,322
Ujjivan Financial Services Ltd.	2,600	8,738
UltraTech Cement Ltd.	2,364	124,966
Union Bank of India(1)	3,180	1,301
United Spirits Ltd.(1)	18,698	138,670
UPL Ltd.	2,312	15,790
V-Guard Industries Ltd.	1,107	2,513
Vakrangee Ltd.	28,583	10,829
Varun Beverages Ltd.	3,201	32,023
Vedanta Ltd., ADR	50,315	352,708
Venky's India Ltd.	229	4,622
Vodafone Idea Ltd.(1)	437,419	60,540
Welspun Corp. Ltd.	9,620	13,997
Welspun India Ltd.	50,703	37,394
Westlife Development Ltd.(1)	371	1,865
Wipro Ltd., ADR	52,984	227,831
Wockhardt Ltd.(1)	3,245	13,750
Yes Bank Ltd.(1)	306,608	59,685
Zee Entertainment Enterprises Ltd.	16,528	45,536
Zensar Technologies Ltd.	7,305	17,002
		23,226,034
Indonesia — 1.8%
Ace Hardware Indonesia Tbk PT	149,500	15,858
Adaro Energy Tbk PT	1,070,500	79,564
Adhi Karya Persero Tbk PT	189,200	7,707
Agung Podomoro Land Tbk PT(1)	1,020,600	8,165
AKR Corporindo Tbk PT	59,900	11,898
Alam Sutera Realty Tbk PT(1)	992,200	8,487
25

	Shares	Value
Aneka Tambang Tbk	448,800	$25,166
Astra International Tbk PT	805,000	281,496
Bank Brisyariah Tbk PT(1)	155,400	10,271
Bank BTPN Syariah Tbk PT	106,000	28,292
Bank Central Asia Tbk PT	191,800	412,943
Bank Mandiri Persero Tbk PT	928,000	377,862
Bank Negara Indonesia Persero Tbk PT	477,100	166,383
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	157,500	11,372
Bank Pembangunan Daerah Jawa Timur Tbk PT	408,800	16,672
Bank Rakyat Indonesia Persero Tbk PT	1,950,700	468,438
Bank Tabungan Negara Persero Tbk PT	311,200	33,475
Barito Pacific Tbk PT(1)	396,500	22,822
Bukit Asam Tbk PT	141,200	19,693
Bumi Resources Tbk PT(1)	761,500	2,615
Bumi Serpong Damai Tbk PT(1)	416,700	21,995
Charoen Pokphand Indonesia Tbk PT(1)	167,000	72,230
Ciputra Development Tbk PT	724,300	38,115
Erajaya Swasembada Tbk PT(1)	173,000	20,380
Global Mediacom Tbk PT(1)	976,100	19,777
Hanson International Tbk PT(1)	1,531,500	5,258
Indah Kiat Pulp & Paper Corp Tbk PT	410,100	260,984
Indika Energy Tbk PT	173,000	12,172
Indo Tambangraya Megah Tbk PT	21,300	12,041
Indocement Tunggal Prakarsa Tbk PT	22,000	17,890
Indofood CBP Sukses Makmur Tbk PT	64,400	45,202
Indofood Sukses Makmur Tbk PT	405,700	212,184
Indomobil Sukses Internasional Tbk PT	19,800	1,053
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	218,100	20,731
Jasa Marga Persero Tbk PT	234,300	62,735
Kalbe Farma Tbk PT	631,200	68,358
Kresna Graha Investama Tbk PT(1)	465,400	3,879
Link Net Tbk PT	141,200	17,685
Lippo Karawaci Tbk PT(1)	1,960,800	21,071
Mahkota Group Tbk PT	37,400	2,055
Matahari Department Store Tbk PT(1)	470,500	40,798
Medco Energi Internasional Tbk PT(1)	477,300	17,952
Media Nusantara Citra Tbk PT(1)	708,900	43,192
Mitra Adiperkasa Tbk PT(1)	1,662,700	77,471
Mitra Pinasthika Mustika Tbk PT	64,300	2,082
Pabrik Kertas Tjiwi Kimia Tbk PT	135,200	63,080
Pakuwon Jati Tbk PT(1)	838,800	23,453
Panin Financial Tbk PT(1)	883,000	12,439
Perusahaan Gas Negara Tbk PT	528,800	45,375
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	226,000	15,147
PP Persero Tbk PT	286,800	18,983
PT Bank Pan Indonesia Tbk(1)	657,800	36,477
PT Ramayana Lestari Sentosa Tbk	547,700	24,548
Puradelta Lestari Tbk PT	976,100	15,138
Salim Ivomas Pratama Tbk PT(1)	183,800	4,074
Sawit Sumbermas Sarana Tbk PT(1)	564,700	33,262
Semen Indonesia Persero Tbk PT	43,300	31,305
Sentul City Tbk PT(1)	2,139,400	7,334
26

	Shares	Value
Siloam International Hospitals Tbk PT(1)	35,000	$10,223
Sri Rejeki Isman Tbk PT	918,200	13,834
Summarecon Agung Tbk PT(1)	209,800	9,257
Surya Citra Media Tbk PT	794,500	67,419
Surya Semesta Internusa Tbk PT	440,500	11,282
Telekomunikasi Indonesia Persero Tbk PT, ADR	22,113	440,712
Tower Bersama Infrastructure Tbk PT	457,100	40,926
Tunas Baru Lampung Tbk PT	339,100	18,454
Unilever Indonesia Tbk PT	224,700	127,180
United Tractors Tbk PT	72,200	113,800
Waskita Beton Precast Tbk PT	768,800	8,837
Waskita Karya Persero Tbk PT	218,100	9,703
Wijaya Karya Persero Tbk PT	198,600	16,786
XL Axiata Tbk PT	458,200	76,609
		4,422,106
Malaysia — 2.2%
7-Eleven Malaysia Holdings Bhd, Class B	21,600	7,261
Aeon Co. M Bhd	32,500	6,512
AEON Credit Service M Bhd	4,800	10,413
AirAsia Group Bhd(1)	64,400	10,166
Alliance Bank Malaysia Bhd	79,600	41,839
AMMB Holdings Bhd	74,600	52,267
Axiata Group Bhd	103,100	74,457
Berjaya Corp. Bhd(1)	126,700	6,079
Berjaya Land Bhd(1)	2,900	125
Berjaya Sports Toto Bhd	60,700	30,447
Bermaz Auto Bhd	30,900	10,093
Boustead Plantations Bhd(1)	18,000	1,662
Bumi Armada Bhd(1)	185,700	12,148
Bursa Malaysia Bhd	25,200	58,584
Carlsberg Brewery Malaysia Bhd	8,400	44,001
CIMB Group Holdings Bhd	148,100	117,284
D&O Green Technologies Bhd	10,300	2,161
Datasonic Group Bhd	72,300	22,883
Dayang Enterprise Holdings Bhd(1)	47,620	13,470
Dialog Group Bhd	135,700	116,901
DiGi.Com Bhd	76,000	72,042
DRB-Hicom Bhd	107,800	52,738
Dufu Technology Corp. Bhd	13,600	10,960
Duopharma Biotech Bhd	7,973	6,963
Eastern & Oriental Bhd	43,200	4,301
Eco World Development Group Bhd(1)	57,200	5,761
Eco World International Bhd(1)	10,600	1,105
Ekovest Bhd	37,000	4,386
FGV Holdings Bhd	239,800	70,736
Fraser & Neave Holdings Bhd	5,900	43,511
Frontken Corp. Bhd	23,900	21,782
Gamuda Bhd	141,100	115,036
Genting Bhd	114,400	96,346
Genting Malaysia Bhd	161,500	88,338
Genting Plantations Bhd	3,100	7,401
Globetronics Technology Bhd	67,200	44,332
27

	Shares	Value
HAP Seng Consolidated Bhd	14,800	$25,572
Hartalega Holdings Bhd	44,200	176,027
Hengyuan Refining Co. Bhd(1)	4,600	3,322
Hibiscus Petroleum Bhd(1)	83,900	11,961
Hong Leong Bank Bhd	9,300	31,243
Hong Leong Financial Group Bhd	6,700	19,839
Hong Leong Industries Bhd	3,000	5,529
Hup Seng Industries Bhd	11,000	2,442
IHH Healthcare Bhd	31,100	40,053
IJM Corp. Bhd	89,900	25,889
Inari Amertron Bhd	102,600	55,585
IOI Corp. Bhd	29,200	31,259
Kossan Rubber Industries	36,700	141,592
KPJ Healthcare Bhd	167,400	33,149
Kuala Lumpur Kepong Bhd	7,300	39,737
LBS Bina Group Bhd(1)	24,823	2,859
Leong Hup International Bhd	35,100	6,947
Lotte Chemical Titan Holding Bhd	12,300	5,369
Mah Sing Group Bhd	49,400	9,003
Malakoff Corp. Bhd	157,200	37,350
Malayan Banking Bhd	74,700	131,402
Malaysia Airports Holdings Bhd	30,900	37,811
Malaysia Building Society Bhd	37,000	5,149
Malaysia Marine and Heavy Engineering Holdings Bhd(1)	17,700	1,570
Malaysian Pacific Industries Bhd	7,000	26,380
Malaysian Resources Corp. Bhd	86,500	10,465
Matrix Concepts Holdings Bhd	77,400	32,700
Maxis Bhd	82,600	99,141
MBM Resources Bhd	6,100	4,771
Mega First Corp. Bhd	13,200	24,574
MISC Bhd	45,000	82,188
MMC Corp. Bhd	33,500	6,022
MNRB Holdings Bhd	10,700	2,374
Muhibbah Engineering M Bhd(1)	18,200	3,622
My EG Services Bhd(1)	199,800	71,636
Nestle Malaysia Bhd	1,600	53,489
OSK Holdings Bhd	42,200	7,798
Padini Holdings Bhd	9,200	5,209
Paramount Corp. Bhd	16,000	2,984
Pentamaster Corp. Bhd	52,800	60,289
Petron Malaysia Refining & Marketing Bhd	2,900	2,442
Petronas Chemicals Group Bhd	26,400	34,585
Petronas Dagangan Bhd	8,300	41,026
Petronas Gas Bhd	23,600	93,444
Pos Malaysia Bhd	5,700	1,229
Power Root Bhd	5,800	3,105
PPB Group Bhd	8,900	38,455
Press Metal Aluminium Holdings Bhd	15,400	19,247
Public Bank Bhd	42,200	166,303
QL Resources Bhd	15,800	36,408
Ranhill Utilities Bhd	24,700	5,306
RHB Bank Bhd	84,700	93,090
28

	Shares	Value
Sam Engineering & Equipment M Bhd	3,100	$5,132
Sapura Energy Bhd(1)	211,700	6,339
Sarawak Oil Palms Bhd	15,500	13,549
Scientex Bhd	17,400	39,254
SEG International Bhd	12,300	1,774
Serba Dinamik Holdings Bhd	12,810	5,559
Sime Darby Bhd	156,300	82,132
Sime Darby Plantation Bhd	26,500	32,425
Sime Darby Property Bhd	213,900	33,613
SKP Resources Bhd	94,400	36,456
SP Setia Bhd Group	169,600	32,344
Sunway Bhd	137,448	46,179
Sunway Construction Group Bhd	55,900	26,560
Supermax Corp. Bhd(1)	111,884	599,179
Syarikat Takaful Malaysia Keluarga Bhd	9,000	10,907
Ta Ann Holdings Bhd	12,300	8,385
TA Enterprise Bhd	49,400	7,231
Taliworks Corp. Bhd	34,000	7,138
Telekom Malaysia Bhd	80,900	80,565
Tenaga Nasional Bhd	167,800	438,308
TIME dotCom Bhd	27,000	74,889
Top Glove Corp. Bhd	25,500	161,522
Tropicana Corp. Bhd(1)	19,600	4,233
Uchi Technologies Bhd	9,500	6,276
UEM Sunrise Bhd(1)	109,700	10,656
Unisem M Bhd	86,100	76,472
UOA Development Bhd	42,600	16,487
Velesto Energy Bhd(1)	118,100	4,104
ViTrox Corp. Bhd	3,000	8,717
VS Industry Bhd	185,000	83,366
Wah Seong Corp. Bhd	29,848	3,778
WCT Holdings Bhd(1)	49,894	4,995
Westports Holdings Bhd	44,900	39,412
Yinson Holdings Bhd	19,700	29,874
YTL Corp. Bhd	198,400	31,901
		5,263,143
Mexico — 2.0%
Alfa SAB de CV, Series A	188,871	121,529
Alsea SAB de CV(1)	75,412	78,197
America Movil SAB de CV, Class L ADR	41,707	507,574
Arca Continental SAB de CV	12,808	58,222
Banco del Bajio SA(1)	76,449	61,140
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, ADR	36,100	116,242
Bolsa Mexicana de Valores SAB de CV(2)	46,722	98,837
Cemex SAB de CV, ADR	9,153	29,381
Coca-Cola Femsa SAB de CV	34,137	142,043
Consorcio ARA SAB de CV(1)	38,214	4,855
Controladora Vuela Cia de Aviacion SAB de CV, ADR(1)	12,941	104,563
Corp. Inmobiliaria Vesta SAB de CV	75,304	111,844
Credito Real SAB de CV SOFOM ER(1)	38,214	21,480
El Puerto de Liverpool SAB de CV, Class C1	7,605	20,033
29

	Shares	Value
Fomento Economico Mexicano SAB de CV, ADR	2,705	$157,783
Genomma Lab Internacional SAB de CV, Class B(1)	100,156	105,502
Gentera SAB de CV(1)	122,333	40,084
Gruma SAB de CV, B Shares	24,770	292,617
Grupo Aeromexico SAB de CV(1)	30,041	6,384
Grupo Aeroportuario del Centro Norte SAB de CV, ADR(1)	5,197	189,483
Grupo Aeroportuario del Pacifico SAB de CV, ADR	2,528	195,869
Grupo Aeroportuario del Sureste SAB de CV, ADR(1)	516	58,545
Grupo Bimbo SAB de CV, Series A	34,368	63,719
Grupo Carso SAB de CV	7,605	15,153
Grupo Cementos de Chihuahua SAB de CV	12,289	55,391
Grupo Comercial Chedraui SA de CV	20,994	24,120
Grupo Financiero Banorte SAB de CV(1)	128,923	443,059
Grupo Financiero Inbursa SAB de CV(1)	92,127	67,363
Grupo GICSA SAB de CV(1)	36,166	5,058
Grupo Industrial Saltillo SAB de CV(1)	26,514	20,599
Grupo Mexico SAB de CV, Series B	130,980	349,567
Grupo Rotoplas SAB de CV(1)(2)	4,172	3,051
Grupo Televisa SAB, ADR(1)	19,338	120,282
Grupo Traxion SAB de CV(1)	39,968	28,567
Hoteles City Express SAB de CV(1)(2)	26,594	6,684
Industrias Bachoco SAB de CV	13,371	42,291
Industrias Penoles SAB de CV	6,397	105,830
Infraestructura Energetica Nova SAB de CV	19,087	55,485
Kimberly-Clark de Mexico SAB de CV, A Shares	95,427	152,242
La Comer SAB de CV(2)	56,433	86,653
Megacable Holdings SAB de CV	48,549	140,220
Orbia Advance Corp. SAB de CV	24,843	39,918
Promotora y Operadora de Infraestructura SAB de CV(1)	10,030	74,265
Qualitas Controladora SAB de CV	24,843	97,864
Regional SAB de CV(1)	26,745	66,856
Telesites SAB de CV(1)	53,498	40,095
Unifin Financiera SAB de CV(1)(2)	22,147	18,603
Wal-Mart de Mexico SAB de CV	137,608	329,525
		4,974,667
Peru — 0.3%
Cia de Minas Buenaventura SAA, ADR	32,128	452,362
Credicorp Ltd.	1,463	190,892
Southern Copper Corp.	2,599	125,012
		768,266
Philippines — 0.8%
Aboitiz Equity Ventures, Inc.	103,230	102,104
Aboitiz Power Corp.	60,500	33,252
Alliance Global Group, Inc.(1)	381,700	48,526
Ayala Corp.	13,380	202,262
Ayala Land, Inc.	200,700	118,671
Ayalaland Logistics Holdings Corp.(1)	28,000	1,002
Bank of the Philippine Islands	59,250	81,700
BDO Unibank, Inc.	86,790	153,710
Cebu Air, Inc.(1)	28,050	20,176
Chelsea Logistics and Infrastructure Holdings Corp.(1)	100,800	6,795
Cosco Capital, Inc.	227,200	22,547
30

	Shares	Value
D&L Industries, Inc.(1)	84,500	$7,910
DMCI Holdings, Inc.	196,800	16,184
DoubleDragon Properties Corp.(1)	36,700	11,454
East West Banking Corp.(1)	70,500	12,283
Filinvest Land, Inc.	617,000	11,942
Ginebra San Miguel, Inc.	7,600	5,920
Globe Telecom, Inc.	1,100	47,401
GT Capital Holdings, Inc.	2,200	18,050
International Container Terminal Services, Inc.	66,870	144,623
JG Summit Holdings, Inc.	133,620	176,955
Jollibee Foods Corp.	15,630	43,433
Manila Electric Co.	7,370	40,914
Manila Water Co., Inc.	26,500	7,848
Max's Group, Inc.	49,400	4,846
Megaworld Corp.(1)	429,800	25,762
Metro Pacific Investments Corp.	619,000	42,729
Metropolitan Bank & Trust Co.	108,510	74,662
Nickel Asia Corp.	220,000	14,669
Petron Corp.	169,700	10,600
Pilipinas Shell Petroleum Corp.(1)	22,000	8,014
PLDT, Inc., ADR	3,557	105,252
Puregold Price Club, Inc.	55,200	61,329
Robinsons Land Corp.	157,500	47,399
Security Bank Corp.	15,070	30,075
Semirara Mining & Power Corp.	94,700	18,371
SM Investments Corp.	3,900	68,314
SM Prime Holdings, Inc.	95,100	57,149
Universal Robina Corp.	21,590	61,331
Vista Land & Lifescapes, Inc.	312,100	19,228
Wilcon Depot, Inc.	62,100	20,736
		2,006,128
Poland — 0.9%
Alior Bank SA(1)	4,947	18,333
AmRest Holdings SE(1)	5,557	31,502
Asseco Poland SA	1,412	27,180
Bank Millennium SA(1)	26,912	22,018
Bank Polska Kasa Opieki SA(1)	3,474	49,172
CCC SA	1,040	16,205
CD Projekt SA(1)	1,127	134,013
Ciech SA(1)	4,495	38,310
Cyfrowy Polsat SA(1)	9,153	71,339
Dino Polska SA(1)	2,607	157,813
Enea SA(1)	20,125	36,218
Eurocash SA(1)	8,663	36,635
Famur SA(1)	28,812	15,099
Grupa Azoty SA(1)	4,169	30,374
Grupa Lotos SA	6,047	66,314
Jastrzebska Spolka Weglowa SA(1)	4,517	19,170
KGHM Polska Miedz SA(1)	10,350	383,231
KRUK SA(1)	1,753	70,015
LPP SA(1)	30	58,468
Lubelski Wegiel Bogdanka SA(1)	1,813	9,329
31

	Shares	Value
mBank SA(1)	510	$25,988
Orange Polska SA(1)	75,067	147,114
PGE Polska Grupa Energetyczna SA(1)	11,381	18,614
PKP Cargo SA(1)	2,705	9,440
PLAY Communications SA	10,222	84,772
Polski Koncern Naftowy ORLEN SA	11,313	155,278
Polskie Gornictwo Naftowe i Gazownictwo SA	78,619	109,200
Powszechna Kasa Oszczednosci Bank Polski SA(1)	18,315	106,920
Powszechny Zaklad Ubezpieczen SA(1)	17,195	126,647
Santander Bank Polska SA(1)	516	21,145
Tauron Polska Energia SA(1)	46,934	32,095
Warsaw Stock Exchange	1,813	21,531
		2,149,482
Russia — 2.6%
Gazprom PJSC, ADR	155,211	748,780
Globaltrans Investment plc, GDR	16,417	102,371
LUKOIL PJSC, ADR	23,380	1,599,192
Magnit PJSC, GDR	16,932	248,506
Mechel PJSC, ADR(1)	1,818	3,072
MMC Norilsk Nickel PJSC, ADR	35,487	924,436
Mobile TeleSystems PJSC, ADR	33,133	308,800
Novatek PJSC, GDR(2)	1,129	167,205
Novolipetsk Steel PJSC, GDR	11,946	251,829
PhosAgro PJSC, GDR	9,598	114,061
Rosneft Oil Co. PJSC, GDR	42,478	215,024
Sberbank of Russia PJSC, ADR (London)(1)	51,424	620,945
Severstal PAO, GDR	6,923	88,240
Tatneft PJSC, ADR(1)	15,374	686,910
TMK PJSC, GDR(1)	11,588	35,744
VTB Bank PJSC, GDR(1)	187,942	172,871
X5 Retail Group NV, GDR	4,654	170,336
		6,458,322
South Africa — 4.3%
Absa Group Ltd.	42,272	191,981
Adcock Ingram Holdings Ltd.	4,654	11,052
Advtech Ltd.	35,578	17,102
AECI Ltd.	11,220	55,770
African Oxygen Ltd.	13,895	13,525
African Rainbow Minerals Ltd.	8,139	101,593
Afrimat Ltd.	9,681	21,228
Alexander Forbes Group Holdings Ltd.	87,669	17,054
Anglo American Platinum Ltd.(2)	1,675	124,463
AngloGold Ashanti Ltd., ADR	22,641	668,136
Aspen Pharmacare Holdings Ltd.(1)	18,315	146,794
Astral Foods Ltd.	4,405	34,518
AVI Ltd.	18,476	75,235
Barloworld Ltd.	24,511	86,431
Bid Corp. Ltd.	12,974	214,078
Bidvest Group Ltd. (The)	12,719	102,121
Brait SE(1)	48,661	8,140
Capitec Bank Holdings Ltd.	1,044	51,363
Cashbuild Ltd.(2)	1,658	17,483
32

	Shares	Value
Clicks Group Ltd.	14,237	$192,794
Coronation Fund Managers Ltd.	13,895	35,068
DataTec Ltd.(1)	21,513	27,446
Dis-Chem Pharmacies Ltd.	14,418	15,531
Discovery Ltd.	10,901	77,749
DRDGOLD Ltd.	50,906	76,312
EPP NV	48,065	20,790
Exxaro Resources Ltd.	18,152	146,889
Famous Brands Ltd.	5,547	14,971
FirstRand Ltd.	156,763	348,898
Foschini Group Ltd. (The)	12,021	53,980
Gold Fields Ltd., ADR	87,906	1,145,415
Harmony Gold Mining Co. Ltd., ADR(1)	54,894	355,713
Impala Platinum Holdings Ltd.	63,689	585,361
Imperial Logistics Ltd.	9,236	18,870
Investec Ltd.	16,408	30,321
JSE Ltd.	5,214	36,498
KAP Industrial Holdings Ltd.	378,313	61,299
Kumba Iron Ore Ltd.	3,799	118,736
Liberty Holdings Ltd.	14,866	52,919
Life Healthcare Group Holdings Ltd.	89,496	87,429
Massmart Holdings Ltd.(1)(2)	6,757	10,865
Metair Investments Ltd.(1)(2)	29,782	32,249
MiX Telematics Ltd., ADR	1,290	12,861
Momentum Metropolitan Holdings	133,332	119,210
Motus Holdings Ltd.(1)	29,378	47,752
Mr Price Group Ltd.	8,750	59,688
MTN Group Ltd.(2)	93,379	336,003
MultiChoice Group(1)	27,688	158,245
Murray & Roberts Holdings Ltd.	20,297	6,621
Naspers Ltd., N Shares	5,595	1,018,431
Nedbank Group Ltd.	16,153	91,115
NEPI Rockcastle plc	26,911	125,608
Netcare Ltd.	86,468	63,790
Ninety One Ltd.(1)	8,204	22,323
Northam Platinum Ltd.(1)	20,995	197,577
Oceana Group Ltd.	6,312	23,389
Old Mutual Ltd.	168,746	111,385
Omnia Holdings Ltd.(1)	32,204	47,122
Peregrine Holdings Ltd.(1)	15,803	19,107
Pick n Pay Stores Ltd.	19,418	47,745
Rand Merchant Investment Holdings Ltd.	34,607	61,359
Raubex Group Ltd.	14,747	21,212
Remgro Ltd.	22,459	116,481
Reunert Ltd.	15,032	27,670
RFG Holdings Ltd.	19,543	14,884
RMB Holdings Ltd.	40,304	2,921
Royal Bafokeng Platinum Ltd.(1)	12,028	45,736
Sanlam Ltd.	50,989	164,699
Sappi Ltd.(1)	53,670	70,411
Sasol Ltd., ADR(1)	39,648	317,977
Shoprite Holdings Ltd.	20,380	132,847
33

	Shares	Value
Sibanye Stillwater Ltd., ADR(1)	40,239	$495,342
SPAR Group Ltd. (The)	11,477	109,451
Standard Bank Group Ltd.	54,126	335,959
Super Group Ltd.(1)	15,880	16,885
Telkom SA SOC Ltd.(2)	32,624	43,535
Tiger Brands Ltd.(2)	7,432	75,610
Truworths International Ltd.	24,066	43,137
Tsogo Sun Gaming Ltd.(1)	36,352	7,849
Vodacom Group Ltd.	27,469	206,881
Wilson Bayly Holmes-Ovcon Ltd.	6,071	39,665
Woolworths Holdings Ltd.	35,937	67,322
Zeder Investments Ltd.	120,266	17,020
		10,446,995
South Korea — 13.4%
Advanced Process Systems Corp.	1,452	27,253
AfreecaTV Co. Ltd.	344	16,731
Ahnlab, Inc.	154	8,307
AK Holdings, Inc.	195	2,686
Alteogen, Inc.(1)	640	112,623
Amorepacific Corp.	660	93,144
AMOREPACIFIC Group	691	29,599
Aprogen KIC, Inc.(1)	7,616	19,597
Aprogen pharmaceuticals, Inc.(1)	11,697	15,381
Asiana Airlines, Inc.(1)	7,689	27,829
BGF retail Co. Ltd.	403	43,232
BH Co. Ltd.(1)	865	14,683
Binex Co. Ltd.(1)	318	9,600
Binggrae Co. Ltd.	366	17,887
BNK Financial Group, Inc.	22,051	93,882
Boditech Med, Inc.	886	20,354
Boryung Pharmaceutical Co. Ltd.	741	10,112
Bukwang Pharmaceutical Co. Ltd.	1,045	33,195
Cellivery Therapeutics, Inc.(1)	228	45,655
Celltrion Healthcare Co. Ltd.(1)	731	61,691
Celltrion Pharm, Inc.(1)	215	20,112
Celltrion, Inc.(1)	1,635	408,831
Cheil Worldwide, Inc.	958	14,651
Chong Kun Dang Pharmaceutical Corp.	273	44,588
Chongkundang Holdings Corp.	69	7,033
Chunbo Co. Ltd.	124	17,062
CJ CGV Co. Ltd.(1)	377	6,965
CJ CheilJedang Corp.	738	251,945
CJ Corp.	825	56,171
CJ ENM Co. Ltd.	641	63,796
CJ Freshway Corp.	340	4,436
CJ Logistics Corp.(1)	809	102,905
CMG Pharmaceutical Co. Ltd.(1)	455	1,713
Com2uSCorp	424	39,626
Cosmax, Inc.	488	41,744
Coway Co. Ltd.	1,900	127,668
COWELL FASHION Co. Ltd.	6,235	31,547
CS Wind Corp.	565	48,551
34

	Shares	Value
Cuckoo Homesys Co. Ltd.	1,195	$43,062
Daea TI Co. Ltd.	1,211	6,180
Daeduck Co. Ltd.	339	1,752
Daeduck Electronics Co. Ltd.(1)	587	5,388
Daekyo Co. Ltd.	454	1,513
Daelim Industrial Co. Ltd.	2,856	208,078
Daesang Corp.	2,858	69,984
Daewon Pharmaceutical Co. Ltd.	1,894	34,066
Daewoo Engineering & Construction Co. Ltd.(1)	3,245	8,004
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(1)	2,305	42,522
Daewoong Co. Ltd.	556	16,689
Daewoong Pharmaceutical Co. Ltd.	61	5,949
Daishin Securities Co. Ltd.	3,857	33,163
Daou Data Corp.	2,961	33,565
Daou Technology, Inc.	3,637	59,287
Dawonsys Co. Ltd.	3,263	65,040
DB HiTek Co. Ltd.	5,864	174,393
DB Insurance Co. Ltd.	3,432	126,129
DGB Financial Group, Inc.	15,742	69,771
Dongjin Semichem Co. Ltd.	3,456	95,914
DongKook Pharmaceutical Co. Ltd.	102	12,974
Dongkuk Steel Mill Co. Ltd.(1)	3,097	16,092
Dongsuh Cos., Inc.	533	11,518
Dongsung Pharmaceutical Co. Ltd.(1)	1,763	18,316
Dongwon Development Co. Ltd.	10,306	33,241
Doosan Bobcat, Inc.	618	13,524
Doosan Fuel Cell Co. Ltd.(1)	966	33,632
Doosan Heavy Industries & Construction Co. Ltd.(1)	1,452	19,575
Doosan Infracore Co. Ltd.(1)	5,164	34,759
Doosan Solus Co. Ltd.(1)	607	20,383
DoubleUGames Co. Ltd.	216	13,252
Douzone Bizon Co. Ltd.	535	45,305
E-MART, Inc.	963	97,058
Easy Bio, Inc.(1)	31	1,317
Easy Holdings Co. Ltd.	774	2,839
Echo Marketing, Inc.	658	16,252
Ecopro BM Co. Ltd.	165	21,396
Ecopro Co. Ltd.	438	17,251
Eo Technics Co. Ltd.	172	16,152
Eugene Corp.	8,020	26,859
Eugene Investment & Securities Co. Ltd.	1,946	5,781
F&F Co. Ltd.	634	51,312
Fila Holdings Corp.	621	18,051
Foosung Co. Ltd.	1,666	11,539
Genexine Co. Ltd.(1)	429	64,786
GOLFZON Co. Ltd.	490	26,685
Grand Korea Leisure Co. Ltd.	2,113	21,019
Green Cross Corp.	247	54,937
Green Cross Holdings Corp.	230	5,302
GS Engineering & Construction Corp.	4,537	93,923
GS Holdings Corp.	2,500	68,132
GS Retail Co. Ltd.	2,741	75,900
35

	Shares	Value
Halla Holdings Corp.	818	$18,637
Hana Financial Group, Inc.	26,882	634,574
Hanall Biopharma Co. Ltd.(1)	857	24,906
Handok, Inc.	398	12,950
Handsome Co. Ltd.	1,389	36,675
Hanjin Heavy Industries & Construction Co. Ltd.(1)	13,064	69,218
Hanjin Kal Corp.	674	42,885
Hanjin Transportation Co. Ltd.	1,142	42,050
Hankook Tire & Technology Co. Ltd.	5,813	143,649
Hanmi Pharm Co. Ltd.	136	34,951
Hanmi Semiconductor Co. Ltd.	526	4,453
Hanon Systems	7,293	78,946
Hansae Co. Ltd.	2,679	39,059
Hansol Chemical Co. Ltd.	214	29,100
Hansol Paper Co. Ltd.	1,560	17,540
Hansol Technics Co. Ltd.(1)	4,973	36,619
Hanssem Co. Ltd.	123	10,032
Hanwha Aerospace Co. Ltd.(1)	865	18,756
Hanwha Corp.	4,518	104,072
Hanwha General Insurance Co. Ltd.(1)	2,720	6,150
Hanwha Investment & Securities Co. Ltd.(1)	4,234	6,376
Hanwha Life Insurance Co. Ltd.	21,352	27,357
Hanwha Solutions Corp.	11,168	373,066
Harim Holdings Co. Ltd.	1,990	10,884
HDC Holdings Co. Ltd.	710	6,725
HDC Hyundai Development Co-Engineering & Construction, E Shares	1,043	20,197
Helixmith Co. Ltd.(1)	138	5,704
Hite Jinro Co. Ltd.	2,882	89,270
HLB Life Science Co. Ltd.(1)	1,203	18,242
HLB, Inc.(1)	635	46,410
HMM Co. Ltd.(1)	10,285	49,435
Hotel Shilla Co. Ltd.	2,383	140,690
HS Industries Co. Ltd.	4,193	24,209
Huchems Fine Chemical Corp.	2,138	32,494
Hugel, Inc.(1)	90	12,400
Humedix Co. Ltd.	95	2,226
Huons Co. Ltd.	859	52,170
Huons Global Co. Ltd.	54	1,548
Hyosung Advanced Materials Corp.(1)	188	21,401
Hyosung Corp.	252	14,167
Hyosung Heavy Industries Corp.(1)	247	9,144
Hyundai Bioscience Co. Ltd.(1)	1,782	16,934
Hyundai Construction Equipment Co. Ltd.(1)	1,923	35,172
Hyundai Corp.	225	2,548
Hyundai Department Store Co. Ltd.	1,144	51,600
Hyundai Electric & Energy System Co. Ltd.(1)	4,593	45,217
Hyundai Elevator Co. Ltd.	2,506	86,374
Hyundai Engineering & Construction Co. Ltd.	1,314	35,569
Hyundai Glovis Co. Ltd.	1,097	133,683
Hyundai Greenfood Co. Ltd.	896	5,444
Hyundai Heavy Industries Holdings Co. Ltd.	297	56,359
36

	Shares	Value
Hyundai Home Shopping Network Corp.	184	$10,090
Hyundai Hy Communications & Network Co. Ltd.	1,145	3,544
Hyundai Livart Furniture Co. Ltd.	618	8,544
Hyundai Marine & Fire Insurance Co. Ltd.	5,376	99,713
Hyundai Mipo Dockyard Co. Ltd.	317	8,179
Hyundai Mobis Co. Ltd.	2,090	391,920
Hyundai Motor Co.	6,181	912,837
Hyundai Rotem Co. Ltd.(1)	494	6,302
Hyundai Steel Co.	1,470	30,880
Hyundai Wia Corp.	1,160	40,447
i-SENS, Inc.	1,013	23,661
ICD Co. Ltd.	938	12,084
Il Dong Pharmaceutical Co. Ltd.(1)	137	2,122
Iljin Materials Co. Ltd.	490	20,458
Ilyang Pharmaceutical Co. Ltd.	614	42,117
iMarketKorea, Inc.	4,599	29,770
InBody Co. Ltd.	424	5,693
Industrial Bank of Korea	9,720	66,002
Innocean Worldwide, Inc.	401	18,506
Innox Advanced Materials Co. Ltd.(1)	317	13,438
Inscobee, Inc.(1)	4,307	7,978
Insun ENT Co. Ltd.(1)	3,047	26,516
Interflex Co. Ltd.(1)	957	9,670
INTOPS Co. Ltd.	955	12,240
iNtRON Biotechnology, Inc.(1)	213	3,037
IS Dongseo Co. Ltd.	734	27,337
ITM Semiconductor Co. Ltd.(1)	368	17,714
JB Financial Group Co. Ltd.	16,223	58,407
Jcontentree Corp.(1)	46	1,047
Jejuair Co. Ltd.(1)	877	10,136
Jin Air Co. Ltd.(1)	372	2,789
Jusung Engineering Co. Ltd.	5,248	28,771
JW Holdings Corp.	833	3,600
JW Pharmaceutical Corp.	372	11,929
JYP Entertainment Corp.	1,785	52,093
Kakao Corp.	1,404	478,813
Kangwon Land, Inc.	2,770	47,968
KB Financial Group, Inc., ADR	14,418	446,237
KC Co. Ltd.	1,647	27,794
KC Tech Co. Ltd.	1,621	27,275
KCC Corp.	592	69,205
KCC Glass Corp.(1)	57	1,361
KEPCO Plant Service & Engineering Co. Ltd.	340	7,947
Kginicis Co. Ltd.	2,739	54,064
KH Vatec Co. Ltd.(1)	337	6,304
Kia Motors Corp.	5,283	187,767
KIWOOM Securities Co. Ltd.	1,208	110,878
KMW Co. Ltd.(1)	154	9,855
Koentec Co. Ltd.	896	7,322
Koh Young Technology, Inc.	92	6,948
Kolmar BNH Co. Ltd.	340	19,117
Kolmar Korea Co. Ltd.	583	22,385
37

	Shares	Value
Kolmar Korea Holdings Co. Ltd.	429	$9,991
Kolon Corp.	1,460	26,253
Kolon Industries, Inc.	665	17,919
Komipharm International Co. Ltd.(1)	371	4,823
KONA I Co. Ltd.(1)	684	7,514
Korea Aerospace Industries Ltd.	4,018	75,691
Korea Electric Power Corp., ADR(1)	13,816	117,989
Korea Electric Terminal Co. Ltd.	185	6,954
Korea Gas Corp.	1,299	25,760
Korea Information & Communications Co. Ltd.(1)	2,833	21,939
Korea Investment Holdings Co. Ltd.	4,108	210,676
Korea Line Corp.(1)	2,298	31,061
Korea Petrochemical Ind Co. Ltd.	184	18,283
Korea Real Estate Investment & Trust Co. Ltd.	19,437	27,709
Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	971	70,191
Korea United Pharm, Inc.	1,469	61,578
Korea Zinc Co. Ltd.	267	89,277
Korean Air Lines Co. Ltd.(1)	8,717	127,648
Korean Reinsurance Co.	5,219	32,181
KT Skylife Co. Ltd.	4,098	29,311
Kumho Industrial Co. Ltd.	253	1,522
Kumho Petrochemical Co. Ltd.	707	59,540
Kumho Tire Co., Inc.(1)	2,101	6,440
Kwang Dong Pharmaceutical Co. Ltd.	1,298	10,587
Kyobo Securities Co. Ltd.	927	5,254
Kyung Dong Navien Co. Ltd.	926	40,300
L&C Bio Co. Ltd.	239	26,465
LEENO Industrial, Inc.	244	25,979
LegoChem Biosciences, Inc.(1)	1,052	47,461
LF Corp.	556	5,970
LG Chem Ltd.	3,553	2,199,357
LG Corp.	1,275	88,483
LG Display Co. Ltd., ADR(1)	38,167	235,490
LG Electronics, Inc.	9,746	687,452
LG Hausys Ltd.	1,179	57,387
LG HelloVision Co. Ltd.	1,041	3,424
LG Household & Health Care Ltd.	96	119,420
LG Innotek Co. Ltd.	1,485	180,266
LG International Corp.	2,656	33,512
LG Uplus Corp.	13,888	139,528
LIG Nex1 Co. Ltd.	340	8,906
Lock&Lock Co. Ltd.(1)	549	4,996
Lotte Chemical Corp.	306	48,592
Lotte Chilsung Beverage Co. Ltd.	189	14,922
Lotte Corp.	1,759	44,284
Lotte Data Communication Co.	842	23,201
LOTTE Fine Chemical Co. Ltd.	1,648	61,905
Lotte Non-Life Insurance Co. Ltd.(1)	4,296	5,736
Lotte Shopping Co. Ltd.	828	52,867
Lotte Tour Development Co. Ltd.(1)	483	7,685
LS Corp.	2,067	78,421
LS Electric Co. Ltd.	2,027	92,018
38

	Shares	Value
LVMC Holdings(1)	1,090	$3,578
Mando Corp.	3,904	102,544
Mcnex Co. Ltd.	2,052	57,695
Medytox, Inc.	63	13,200
Meerecompany, Inc.	66	1,360
MegaStudyEdu Co. Ltd.	1,211	33,377
Meritz Financial Group, Inc.	4,490	34,842
Meritz Fire & Marine Insurance Co. Ltd.	5,157	55,140
Meritz Securities Co. Ltd.	23,080	61,976
Mezzion Pharma Co. Ltd.(1)	53	7,595
Mirae Asset Daewoo Co. Ltd.	12,475	96,975
Mirae Asset Life Insurance Co. Ltd.	10,455	32,925
Moorim P&P Co. Ltd.	1,055	2,771
Muhak Co. Ltd.(1)	242	1,235
Namhae Chemical Corp.	369	2,548
Namsun Aluminum Co. Ltd.(1)	1,726	7,496
NAVER Corp.	3,646	984,939
NCSoft Corp.	406	281,413
Neowiz(1)	1,167	30,105
NEPES Corp.	1,608	39,389
Netmarble Corp.(1)	417	58,233
Nexen Corp.	1,428	4,479
Nexen Tire Corp.	1,860	7,911
NH Investment & Securities Co. Ltd.	3,336	25,044
NHN Corp.(1)	514	31,442
NHN KCP Corp.	2,190	132,439
NICE Holdings Co. Ltd.	2,643	41,727
NICE Information Service Co. Ltd.	2,961	44,731
NongShim Co. Ltd.	155	47,075
NS Shopping Co. Ltd.	927	9,122
OCI Co. Ltd.(1)	216	11,695
Orion Corp./Republic of Korea	1,029	121,379
Orion Holdings Corp.	587	6,462
Oscotec, Inc.(1)	168	4,624
Osstem Implant Co. Ltd.(1)	309	9,616
Pan Ocean Co. Ltd.(1)	7,988	22,763
Partron Co. Ltd.	5,351	45,680
Pearl Abyss Corp.(1)	287	43,878
Peptron, Inc.(1)	90	1,533
PHARMA RESEARCH PRODUCTS Co. Ltd.	36	2,098
Pharmicell Co. Ltd.(1)	978	18,443
PI Advanced Materials Co. Ltd.	745	17,824
Poongsan Corp.	2,881	55,811
POSCO, ADR	21,584	834,006
POSCO Chemical Co. Ltd.	185	13,766
Posco ICT Co. Ltd.	1,823	6,648
Posco International Corp.	5,322	60,706
Pulmuone Co. Ltd.	1,683	26,475
RFHIC Corp.	340	11,186
S&T Motiv Co. Ltd.	1,175	54,169
S-1 Corp.	828	60,689
S-Oil Corp.	855	40,443
39

	Shares	Value
Sam Chun Dang Pharm Co. Ltd.	117	$5,749
Samjin Pharmaceutical Co. Ltd.	1,819	44,538
SAMPYO Cement Co. Ltd.	973	2,792
Samsung Biologics Co. Ltd.(1)	283	184,745
Samsung C&T Corp.	869	78,551
Samsung Card Co. Ltd.	1,425	34,495
Samsung Electro-Mechanics Co. Ltd.	4,640	483,497
Samsung Electronics Co. Ltd., GDR	5,621	6,574,104
Samsung Engineering Co. Ltd.(1)	10,844	102,608
Samsung Fire & Marine Insurance Co. Ltd.	2,115	332,008
Samsung Heavy Industries Co. Ltd.(1)	6,232	26,969
Samsung Life Insurance Co. Ltd.	981	50,314
Samsung SDI Co. Ltd.	1,676	636,866
Samsung SDS Co. Ltd.	551	72,738
Samsung Securities Co. Ltd.	2,307	58,239
Samwha Capacitor Co. Ltd.	1,445	65,438
Samyang Foods Co. Ltd.	339	30,302
Sangsangin Co. Ltd.	5,065	25,482
SBS Media Holdings Co. Ltd.(1)	1,692	2,756
Seah Besteel Corp.	525	4,323
Sebang Global Battery Co. Ltd.	784	17,955
Seegene, Inc.	432	95,794
Sejong Telecom, Inc.(1)	5,123	1,161
Seobu T&D(1)	977	5,371
Seoul Semiconductor Co. Ltd.	5,088	69,448
SFA Engineering Corp.	1,152	32,011
SFA Semicon Co. Ltd.(1)	13,190	55,066
Shin Poong Pharmaceutical Co. Ltd.(1)	907	103,988
Shinhan Financial Group Co. Ltd., ADR	15,643	389,824
Shinsegae International, Inc.	135	15,363
Shinsegae, Inc.	604	102,957
Silicon Works Co. Ltd.	803	30,331
SillaJen, Inc.(1)	626	6,376
SK Chemicals Co. Ltd.	1,152	376,814
SK D&D Co. Ltd.	871	30,323
SK Discovery Co. Ltd.	725	47,034
SK Holdings Co. Ltd.	2,518	451,767
SK Hynix, Inc.	17,433	1,096,905
SK Innovation Co. Ltd.	783	94,935
SK Materials Co. Ltd.	403	83,674
SK Networks Co. Ltd.	20,012	87,206
SK Securities Co. Ltd.	12,360	7,792
SK Telecom Co. Ltd., ADR	11,405	261,973
SKC Co. Ltd.	750	58,095
SL Corp.	401	4,045
SM Entertainment Co. Ltd.(1)	278	8,009
Songwon Industrial Co. Ltd.	463	4,754
Soulbrain Co. Ltd.(1)	577	105,306
Soulbrain Holdings Co., Ltd.	713	27,751
Ssangyong Motor Co.(1)	2,905	8,830
ST Pharm Co. Ltd.(1)	124	6,729
Studio Dragon Corp.(1)	273	18,318
40

	Shares	Value
Suheung Co. Ltd.	124	$5,918
Sung Kwang Bend Co. Ltd.	420	2,397
Sungwoo Hitech Co. Ltd.	2,998	7,623
Taewoong Co. Ltd.(1)	329	3,430
Taeyoung Engineering & Construction Co. Ltd.	3,238	59,073
Taihan Electric Wire Co. Ltd.(1)	26,822	15,549
Taihan Fiberoptics Co. Ltd.(1)	470	1,352
Telcon RF Pharmaceutical, Inc.(1)	379	1,755
TES Co. Ltd.	1,577	28,166
TK Corp.	380	2,126
Tokai Carbon Korea Co. Ltd.	154	14,095
Tongyang Life Insurance Co. Ltd.	2,410	6,025
Tongyang, Inc.	2,830	2,762
Toptec Co. Ltd.	790	10,980
Value Added Technology Co. Ltd.	136	2,443
Vieworks Co. Ltd.	352	9,640
Webzen, Inc.(1)	2,458	70,973
Wemade Co. Ltd.	563	16,932
Whanin Pharmaceutical Co. Ltd.	148	1,962
Winix, Inc.	494	7,650
WiSoL Co. Ltd.	559	7,482
Wonik Holdings Co. Ltd.(1)	2,225	8,003
WONIK IPS Co. Ltd.(1)	340	9,102
Wonik Materials Co. Ltd.	745	15,298
Woongjin Thinkbig Co. Ltd.	11,642	26,808
Woori Financial Group, Inc.	47,107	336,711
Woori Investment Bank Co. Ltd.(1)	4,836	2,183
Y G-1 Co. Ltd.	226	762
YG Entertainment, Inc.(1)	628	24,598
Youlchon Chemical Co. Ltd.	239	3,099
Youngone Corp.	1,349	35,532
Yuanta Securities Korea Co. Ltd.(1)	3,369	8,518
Yuhan Corp.	1,025	57,747
Yungjin Pharmaceutical Co. Ltd.(1)	1,448	8,312
Zinus, Inc.	315	22,287
		32,964,374
Taiwan — 14.5%
A-DATA Technology Co. Ltd.	11,000	19,421
Aaeon Technology, Inc.	1,000	2,463
AcBel Polytech, Inc.	30,000	26,395
Accton Technology Corp.	9,000	71,663
Acer, Inc.	71,000	56,389
Acter Group Corp. Ltd.	5,000	34,846
Advanced Ceramic X Corp.	1,000	12,585
Advanced International Multitech Co. Ltd.	6,000	6,922
Advanced Wireless Semiconductor Co.	1,000	2,929
Advantech Co. Ltd.	2,199	22,709
Airtac International Group	4,000	88,008
Alchip Technologies Ltd.	3,000	53,675
Alpha Networks, Inc.	35,772	34,008
Altek Corp.	31,000	27,194
Amazing Microelectronic Corp.	9,000	25,004
41

	Shares	Value
AmTRAN Technology Co. Ltd.(1)	13,000	$4,656
Apex International Co. Ltd.	19,000	46,711
Arcadyan Technology Corp.	14,061	43,937
Ardentec Corp.	64,000	71,171
Argosy Research, Inc.	7,545	30,125
ASE Technology Holding Co. Ltd., ADR	85,622	351,906
Asia Cement Corp.	119,000	171,931
Asia Optical Co., Inc.	2,000	4,487
Asia Pacific Telecom Co. Ltd.(1)	7,209	1,819
Asia Polymer Corp.	59,850	37,678
Asia Vital Components Co. Ltd.	19,000	45,263
ASMedia Technology, Inc.	1,000	59,997
ASROCK, Inc.	3,000	20,294
Asustek Computer, Inc.	36,000	297,404
Aten International Co. Ltd.	9,000	25,880
AU Optronics Corp., ADR(1)	69,020	240,190
AURAS Technology Co. Ltd.	8,000	60,353
Aurora Corp.	1,000	2,880
AVY Precision Technology, Inc.	3,060	2,568
Bank of Kaohsiung Co. Ltd.	30,000	10,323
Basso Industry Corp.	3,000	4,066
BenQ Materials Corp.	4,000	3,050
BES Engineering Corp.	131,000	36,383
Bioteque Corp.	1,000	4,769
Bizlink Holding, Inc.	9,000	75,483
Brogent Technologies, Inc.	1,000	3,566
Capital Futures Corp.	2,000	2,601
Capital Securities Corp.	180,000	67,340
Career Technology MFG. Co. Ltd.	5,100	4,880
Casetek Holdings Ltd.	11,000	31,868
Caswell, Inc.	3,000	12,947
Catcher Technology Co. Ltd.	37,000	252,040
Cathay Financial Holding Co. Ltd.	293,000	397,098
Cayman Engley Industrial Co. Ltd.	7,000	18,594
Center Laboratories, Inc.	1,094	2,980
Central Reinsurance Co. Ltd.	13,000	8,875
Chailease Holding Co. Ltd.	5,200	22,900
Chang Hwa Commercial Bank Ltd.	65,520	40,634
Chang Wah Electromaterials, Inc.	20,000	13,675
Chang Wah Technology Co. Ltd.	7,000	9,242
Channel Well Technology Co. Ltd.	20,000	30,954
Charoen Pokphand Enterprise	18,000	41,758
Chaun-Choung Technology Corp.	1,000	9,148
CHC Healthcare Group	5,000	7,061
CHC Resources Corp.	4,000	6,212
Chenbro Micom Co. Ltd.	10,000	31,028
Cheng Loong Corp.	85,000	87,363
Cheng Shin Rubber Industry Co. Ltd.	56,000	68,571
Cheng Uei Precision Industry Co. Ltd.	43,000	61,286
Chia Chang Co. Ltd.	6,000	7,986
Chia Hsin Cement Corp.	13,000	7,435
Chicony Electronics Co. Ltd.	34,000	102,352
42

	Shares	Value
Chicony Power Technology Co. Ltd.	12,000	$30,223
Chief Telecom, Inc.	2,000	26,581
Chieftek Precision Co. Ltd.	1,000	2,723
Chilisin Electronics Corp.	9,000	30,204
Chin-Poon Industrial Co. Ltd.	43,000	37,180
China Airlines Ltd.(1)	248,000	71,922
China Bills Finance Corp.	38,000	18,890
China Chemical & Pharmaceutical Co. Ltd.	4,000	3,293
China Development Financial Holding Corp.	717,000	208,323
China General Plastics Corp.	51,450	33,402
China Life Insurance Co. Ltd.	129,000	90,177
China Man-Made Fiber Corp.(1)	49,000	12,692
China Metal Products	11,000	10,042
China Motor Corp.(1)	30,800	44,349
China Petrochemical Development Corp.	97,000	28,443
China Steel Corp.	501,000	338,646
Chinese Maritime Transport Ltd.	6,000	5,287
Ching Feng Home Fashions Co. Ltd.	7,000	8,311
Chipbond Technology Corp.	40,000	76,368
ChipMOS Technologies, Inc.	74,000	73,296
Chlitina Holding Ltd.	3,000	21,438
Chong Hong Construction Co. Ltd.	3,000	8,562
Chroma ATE, Inc.	2,000	10,945
Chung Hung Steel Corp.(1)	110,000	34,740
Chung Hwa Pulp Corp.(1)	10,000	3,372
Chung-Hsin Electric & Machinery Manufacturing Corp.	61,000	77,940
Chunghwa Telecom Co. Ltd., ADR	7,676	283,398
Cleanaway Co. Ltd.	2,000	10,830
Clevo Co.	29,000	29,210
CMC Magnetics Corp.	45,685	12,629
Co-Tech Development Corp.	8,000	10,330
Compal Electronics, Inc.	143,000	89,986
Compeq Manufacturing Co. Ltd.	92,000	136,221
Concraft Holding Co. Ltd.	6,899	21,507
Continental Holdings Corp.	9,000	5,768
Coretronic Corp.	42,000	50,072
CTBC Financial Holding Co. Ltd.	880,000	567,526
CTCI Corp.	17,000	20,816
Cyberlink Corp.	1,000	4,069
CyberTAN Technology, Inc.	16,000	8,234
D-Link Corp.(1)	5,000	3,208
DA CIN Construction Co. Ltd.	3,000	2,511
Da-Li Development Co. Ltd.	2,199	2,171
Dadi Early-Childhood Education Group Ltd.	1,000	6,147
Dafeng TV Ltd.	4,000	5,513
Darfon Electronics Corp.	5,000	6,873
Darwin Precisions Corp.(1)	5,000	1,841
Daxin Materials Corp.	2,000	5,783
Delta Electronics, Inc.	32,000	205,593
Depo Auto Parts Ind Co. Ltd.	4,000	6,731
Dimerco Express Corp.	16,000	36,873
Double Bond Chemical Industry Co. Ltd.	3,000	6,398
43

	Shares	Value
Dynamic Electronics Co. Ltd.(1)	45,000	$26,880
Dynapack International Technology Corp.	7,000	19,269
E Ink Holdings, Inc.	17,000	23,807
E-LIFE MALL Corp.	4,000	9,546
E.Sun Financial Holding Co. Ltd.	191,105	176,892
Eastern Media International Corp.	3,000	1,655
Eclat Textile Co. Ltd.	3,000	39,447
ECOVE Environment Corp.	1,000	7,336
Egis Technology, Inc.	5,000	28,344
Elan Microelectronics Corp.	14,000	67,530
Elite Advanced Laser Corp.	18,000	39,003
Elite Material Co. Ltd.	14,000	80,760
Elite Semiconductor Microelectronics Technology, Inc.	33,000	40,733
Elitegroup Computer Systems Co. Ltd.(1)	44,000	20,938
eMemory Technology, Inc.	1,000	17,656
Epistar Corp.(1)	51,000	69,163
Eson Precision Ind Co. Ltd.	5,000	5,831
Eternal Materials Co. Ltd.	82,000	96,232
Eva Airways Corp.	138,000	53,867
Everest Textile Co. Ltd.(1)	3,000	973
Evergreen International Storage & Transport Corp.	69,000	33,807
Evergreen Marine Corp. Taiwan Ltd.(1)	139,190	82,244
Everlight Chemical Industrial Corp.	54,000	29,407
Everlight Electronics Co. Ltd.	54,000	63,379
Excelsior Medical Co. Ltd.	6,000	11,540
Far Eastern Department Stores Ltd.	103,000	91,035
Far Eastern International Bank	143,000	54,517
Far Eastern New Century Corp.	176,000	158,199
Far EasTone Telecommunications Co. Ltd.	78,000	162,657
Faraday Technology Corp.	2,000	2,952
Farglory F T Z Investment Holding Co. Ltd.	17,000	16,333
Farglory Land Development Co. Ltd.	29,000	47,378
Federal Corp.(1)	13,000	10,354
Feng Hsin Steel Co. Ltd.	38,000	73,703
Feng TAY Enterprise Co. Ltd.	10,800	62,523
Firich Enterprises Co. Ltd.	3,223	3,027
First Financial Holding Co. Ltd.	187,460	135,508
First Steamship Co. Ltd.	69,000	23,571
Fitipower Integrated Technology, Inc.	4,000	4,553
FLEXium Interconnect, Inc.	31,000	132,554
Flytech Technology Co. Ltd.	1,000	2,112
FocalTech Systems Co. Ltd.(1)	44,000	49,401
Forest Water Environment Engineering Co. Ltd.	1,000	1,435
Formosa Advanced Technologies Co. Ltd.	26,000	31,011
Formosa Chemicals & Fibre Corp.	33,000	76,121
Formosa International Hotels Corp.	5,000	22,375
Formosa Petrochemical Corp.	17,000	47,411
Formosa Plastics Corp.	61,000	162,305
Formosa Sumco Technology Corp.	7,000	24,509
Formosa Taffeta Co. Ltd.	44,000	47,395
Formosan Rubber Group, Inc.	22,000	15,584
Formosan Union Chemical	6,650	3,224
44

	Shares	Value
Foxconn Technology Co. Ltd.	34,000	$60,303
Foxsemicon Integrated Technology, Inc.	10,000	64,761
Fubon Financial Holding Co. Ltd.	326,000	474,313
Fulltech Fiber Glass Corp.	11,000	3,815
Fusheng Precision Co. Ltd.	7,000	41,182
Gamania Digital Entertainment Co. Ltd.	3,000	6,898
GCS Holdings, Inc.	1,000	1,605
GEM Services, Inc.	1,000	1,962
Gemtek Technology Corp.	35,000	33,012
General Interface Solution Holding Ltd.	11,000	48,492
Genesys Logic, Inc.	12,000	28,462
Genius Electronic Optical Co. Ltd.	1,079	20,965
Getac Technology Corp.	29,000	48,158
Giant Manufacturing Co. Ltd.	2,000	20,712
Giantplus Technology Co. Ltd.(1)	6,000	2,048
Gigabyte Technology Co. Ltd.	37,000	106,732
Ginko International Co. Ltd.	3,150	13,581
Global Brands Manufacture Ltd.	39,000	26,492
Global Lighting Technologies, Inc.	1,000	4,299
Global PMX Co. Ltd.(1)	1,000	7,028
Globalwafers Co. Ltd.	11,000	147,647
Globe Union Industrial Corp.	13,000	6,145
Gloria Material Technology Corp.	8,000	4,362
Gold Circuit Electronics Ltd.(1)	20,000	34,849
Golden Friends Corp.	1,000	1,901
Goldsun Building Materials Co. Ltd.	30,000	22,095
Gourmet Master Co. Ltd.	10,000	33,973
Grand Ocean Retail Group Ltd.	3,000	2,548
Grand Pacific Petrochemical(1)	80,000	52,155
Grape King Bio Ltd.	5,000	30,627
Great China Metal Industry	9,000	6,653
Great Wall Enterprise Co. Ltd.	26,000	40,012
Greatek Electronics, Inc.	12,000	20,515
GTM Holdings Corp.	7,000	5,466
Gudeng Precision Industrial Co. Ltd.	3,113	28,599
Hannstar Board Corp.	33,927	50,158
HannStar Display Corp.(1)	244,000	66,631
HannsTouch Solution, Inc.	28,000	9,413
Heran Co. Ltd.	7,000	26,082
Highwealth Construction Corp.	6,000	9,469
HIM International Music, Inc.	1,000	3,474
Hiroca Holdings Ltd.	3,000	6,296
Hitron Technology, Inc.	42,000	31,839
Hiwin Technologies Corp.	3,090	33,630
Ho Tung Chemical Corp.	151,000	50,010
Holiday Entertainment Co. Ltd.	13,000	28,064
Holtek Semiconductor, Inc.	2,000	4,344
Holy Stone Enterprise Co. Ltd.	9,000	31,774
Hon Hai Precision Industry Co. Ltd.	435,000	1,138,220
Hong Pu Real Estate Development Co. Ltd.	11,000	9,022
Hotai Finance Co. Ltd.	6,000	16,489
Hotai Motor Co. Ltd.	5,000	101,311
45

	Shares	Value
Hsin Kuang Steel Co. Ltd.	2,000	$2,030
Hsin Yung Chien Co. Ltd.	1,000	2,856
Hsing TA Cement Co.	12,000	7,554
HTC Corp.(1)	48,000	49,113
Hu Lane Associate, Inc.	9,225	23,564
Hua Nan Financial Holdings Co. Ltd.	141,508	86,958
Huaku Development Co. Ltd.	31,000	94,579
Huang Hsiang Construction Corp.	3,000	3,945
Hung Ching Development & Construction Co. Ltd.	7,000	4,633
Hung Sheng Construction Ltd.	23,600	13,849
Huxen Corp.	3,000	5,011
I-Sheng Electric Wire & Cable Co. Ltd.	10,000	14,035
Ibase Technology, Inc.	1,000	1,607
IBF Financial Holdings Co. Ltd.	91,576	36,026
Ichia Technologies, Inc.	18,000	10,513
IEI Integration Corp.	3,000	4,669
Innodisk Corp.	8,160	44,119
Innolux Corp.	515,000	159,203
Intai Technology Corp.	2,400	8,209
International CSRC Investment Holdings Co.	19,000	13,306
International Games System Co. Ltd.	3,000	89,892
Inventec Corp.	130,000	100,579
Iron Force Industrial Co. Ltd.	3,000	8,371
ITE Technology, Inc.	4,000	10,160
ITEQ Corp.	11,000	44,671
Jentech Precision Industrial Co. Ltd.	3,000	31,204
Jih Sun Financial Holdings Co. Ltd.	91,470	32,386
Jourdeness Group Ltd.	1,000	2,918
KEE TAI Properties Co. Ltd.	28,000	9,725
Kenda Rubber Industrial Co. Ltd.	20,000	21,763
Kindom Development Co. Ltd.	43,000	57,735
King Yuan Electronics Co. Ltd.	77,000	81,586
King's Town Bank Co. Ltd.	74,000	91,949
Kinik Co.	6,000	13,060
Kinpo Electronics	146,000	57,067
Kinsus Interconnect Technology Corp.	18,000	38,993
KMC Kuei Meng International, Inc.	1,000	6,618
KS Terminals, Inc.	1,000	1,478
Kung Long Batteries Industrial Co. Ltd.	10,000	47,310
Kuoyang Construction Co. Ltd.	5,000	4,934
L&K Engineering Co. Ltd.	3,000	2,899
Lanner Electronics, Inc.	1,000	1,898
Largan Precision Co. Ltd.	2,000	229,612
Lealea Enterprise Co. Ltd.(1)	17,000	5,300
Lelon Electronics Corp.	3,000	5,635
Lemtech Holdings Co. Ltd.	1,000	4,384
Lextar Electronics Corp.(1)	25,000	18,311
Li Cheng Enterprise Co. Ltd.	1,072	1,130
Li Peng Enterprise Co. Ltd.(1)	14,000	3,202
Lian HWA Food Corp.	2,100	3,004
Lien Hwa Industrial Holdings Corp.	6,960	9,949
Lion Travel Service Co. Ltd.	1,000	2,215
46

	Shares	Value
Lite-On Technology Corp.	168,000	$265,491
Long Bon International Co. Ltd.	4,800	2,312
Longchen Paper & Packaging Co. Ltd.	91,000	53,925
Longwell Co.	17,000	30,768
Lotes Co. Ltd.	3,000	43,611
Lotus Pharmaceutical Co. Ltd.(1)	1,000	2,727
Lumax International Corp. Ltd.	10,000	22,845
Lung Yen Life Service Corp.	18,000	33,704
Macauto Industrial Co. Ltd.	4,000	12,661
Machvision, Inc.	1,039	9,846
Macronix International	32,000	32,779
Makalot Industrial Co. Ltd.	6,000	40,204
Marketech International Corp.	2,000	7,620
Mechema Chemicals International Corp.	2,000	4,582
MediaTek, Inc.	23,000	435,361
Mega Financial Holding Co. Ltd.	248,000	246,523
Mercuries & Associates Holding Ltd.	55,000	46,506
Mercuries Life Insurance Co. Ltd.(1)	130,000	41,658
Merry Electronics Co. Ltd.	13,000	68,046
Micro-Star International Co. Ltd.	39,000	179,383
Microbio Co. Ltd.(1)	6,000	17,318
Mirle Automation Corp.	5,000	7,864
Mitac Holdings Corp.	42,560	41,842
MOSA Industrial Corp.	13,000	14,579
MPI Corp.	11,000	42,227
Nak Sealing Technologies Corp.	3,000	6,600
Namchow Holdings Co. Ltd.	20,000	29,182
Nan Kang Rubber Tire Co. Ltd.	34,000	54,329
Nan Liu Enterprise Co. Ltd.	6,000	55,197
Nan Pao Resins Chemical Co. Ltd.	1,000	4,318
Nan Ya Plastics Corp.	50,000	104,617
Nan Ya Printed Circuit Board Corp.	3,000	12,269
Nantex Industry Co. Ltd.	11,000	17,556
Nanya Technology Corp.	30,000	52,872
Newmax Technology Co. Ltd.(1)	1,000	1,563
Nichidenbo Corp.	23,000	35,492
Nien Made Enterprise Co. Ltd.	11,000	126,459
Novatek Microelectronics Corp.	13,000	106,044
Nuvoton Technology Corp.	2,000	2,912
O-Bank Co. Ltd.	68,000	15,810
Ocean Plastics Co. Ltd.(1)	2,000	2,493
OptoTech Corp.(1)	35,000	25,420
Orient Semiconductor Electronics Ltd.(1)	65,000	23,980
Oriental Union Chemical Corp.	8,000	4,635
P-Duke Technology Co. Ltd.	2,000	4,590
Pacific Hospital Supply Co. Ltd.	1,198	3,062
Paiho Shih Holdings Corp.	1,000	1,020
Pan Jit International, Inc.	37,000	46,181
Pan-International Industrial Corp.	14,000	8,431
Parade Technologies Ltd.	2,000	70,539
Pegatron Corp.	132,000	280,868
PharmaEngine, Inc.	13,000	31,754
47

	Shares	Value
PharmaEssentia Corp.(1)	1,000	$3,879
Pharmally International Holding Co. Ltd.	1,282	2,473
Phison Electronics Corp.	1,000	9,413
Pixart Imaging, Inc.	3,000	17,609
Polytronics Technology Corp.	2,000	5,167
Pou Chen Corp.	107,000	100,679
Power Wind Health Industry, Inc.	4,050	23,632
Powertech Technology, Inc.	67,000	196,678
Poya International Co. Ltd.	3,000	58,694
President Chain Store Corp.	17,000	156,462
President Securities Corp.	37,740	20,948
Primax Electronics Ltd.	29,000	44,020
Prince Housing & Development Corp.	108,000	37,664
Promate Electronic Co. Ltd.	2,000	2,258
Prosperity Dielectrics Co. Ltd.	7,000	12,827
Qisda Corp.	15,000	9,495
Quang Viet Enterprise Co. Ltd.	6,000	24,406
Quanta Computer, Inc.	149,000	390,130
Quanta Storage, Inc.	25,000	37,265
Radiant Opto-Electronics Corp.	42,000	154,499
Radium Life Tech Co. Ltd.	24,000	8,489
Realtek Semiconductor Corp.	19,000	245,590
Rechi Precision Co. Ltd.	2,000	1,351
Rexon Industrial Corp. Ltd.	1,000	3,414
Rich Development Co. Ltd.	92,000	29,311
Ritek Corp.(1)	119,000	23,771
Roo Hsing Co. Ltd.(1)	75,000	31,793
Ruentex Development Co. Ltd.	75,000	110,163
Ruentex Engineering & Construction Co.	1,000	2,063
Ruentex Industries Ltd.	28,000	66,277
Ruentex Materials Co. Ltd.	3,000	3,975
Sampo Corp.	50,000	39,619
San Fang Chemical Industry Co. Ltd.	13,000	9,231
San Far Property Ltd.(1)	11,000	6,331
San Shing Fastech Corp.	17,000	26,056
Sanyang Motor Co. Ltd.	6,000	4,837
Savior Lifetec Corp.(1)	7,000	8,330
SCI Pharmtech, Inc.	2,000	8,771
ScinoPharm Taiwan Ltd.	2,000	2,235
SDI Corp.	15,000	24,312
Senao International Co. Ltd.	1,000	988
Senao Networks, Inc.	1,000	3,159
Sesoda Corp.	8,640	6,938
Shane Global Holding, Inc.	1,000	3,681
Shanghai Commercial & Savings Bank Ltd. (The)	53,000	75,385
Sheng Yu Steel Co. Ltd.	7,000	4,297
Shin Kong Financial Holding Co. Ltd.	575,313	162,243
Shin Zu Shing Co. Ltd.	13,536	69,425
Shining Building Business Co. Ltd.(1)	19,000	6,497
Shinkong Insurance Co. Ltd.	14,000	16,818
Shinkong Synthetic Fibers Corp.	109,000	45,226
Shiny Chemical Industrial Co. Ltd.	1,200	4,384
48

	Shares	Value
Sigurd Microelectronics Corp.	58,063	$75,326
Silergy Corp.	1,000	63,341
Simplo Technology Co. Ltd.	10,000	113,930
Sinbon Electronics Co. Ltd.	4,000	24,595
Sincere Navigation Corp.	44,060	23,890
Sinmag Equipment Corp.	1,000	2,640
Sino-American Silicon Products, Inc.	45,000	147,527
Sinon Corp.	62,000	44,555
SinoPac Financial Holdings Co. Ltd.	584,000	214,416
Sinyi Realty, Inc.	9,000	8,987
Sitronix Technology Corp.	13,000	63,654
Soft-World International Corp.	4,000	12,493
Solar Applied Materials Technology Co.	3,000	4,147
Sonix Technology Co. Ltd.	4,000	7,311
Speed Tech Corp.	1,000	4,183
St Shine Optical Co. Ltd.	4,000	40,288
Standard Chemical & Pharmaceutical Co. Ltd.	2,000	2,689
Standard Foods Corp.	18,000	39,031
Stark Technology, Inc.	14,000	29,558
Sunjuice Holdings Co. Ltd.	1,000	7,586
Sunny Friend Environmental Technology Co. Ltd.	1,000	8,378
Sunonwealth Electric Machine Industry Co. Ltd.	21,000	44,624
Sunplus Technology Co. Ltd.	25,000	10,526
Sunrex Technology Corp.	12,000	29,923
Supreme Electronics Co. Ltd.	45,000	45,628
Swancor Holding Co. Ltd.	4,000	19,268
Sweeten Real Estate Development Co. Ltd.	4,320	3,140
Syncmold Enterprise Corp.	11,000	30,993
Synnex Technology International Corp.	105,000	156,197
Systex Corp.	17,000	50,562
TA Chen Stainless Pipe	1,020	737
Ta Ya Electric Wire & Cable	64,000	32,509
TA-I Technology Co. Ltd.	8,750	20,653
Taichung Commercial Bank Co. Ltd.	205,140	77,903
TaiDoc Technology Corp.	1,000	6,969
Taiflex Scientific Co. Ltd.	22,000	38,622
Taigen Biopharmaceuticals Holdings Ltd.(1)	2,000	1,588
TaiMed Biologics, Inc.(1)	1,000	3,903
Taimide Tech, Inc.	1,000	2,368
Tainan Spinning Co. Ltd.	94,000	37,400
Taishin Financial Holding Co. Ltd.	494,174	222,860
TaiSol Electronics Co. Ltd.	10,000	22,743
Taisun Enterprise Co. Ltd.	4,000	3,123
Taiwan Business Bank	300,800	102,401
Taiwan Cement Corp.	315,004	459,705
Taiwan Cogeneration Corp.	28,000	35,715
Taiwan Cooperative Financial Holding Co. Ltd.	144,200	98,379
Taiwan FamilyMart Co. Ltd.	1,000	9,154
Taiwan Fertilizer Co. Ltd.	25,000	46,162
Taiwan Fire & Marine Insurance Co. Ltd.	8,000	5,369
Taiwan FU Hsing Industrial Co. Ltd.	11,000	16,108
Taiwan Glass Industry Corp.(1)	72,000	28,168
49

	Shares	Value
Taiwan High Speed Rail Corp.	84,000	$92,640
Taiwan Hon Chuan Enterprise Co. Ltd.	29,000	57,971
Taiwan Land Development Corp.(1)	30,000	7,964
Taiwan Mask Corp.	1,000	1,021
Taiwan Mobile Co. Ltd.	22,000	76,050
Taiwan Navigation Co. Ltd.	9,000	5,330
Taiwan Paiho Ltd.	16,000	42,908
Taiwan PCB Techvest Co. Ltd.	37,000	53,472
Taiwan Sakura Corp.	4,000	6,471
Taiwan Secom Co. Ltd.	27,000	78,175
Taiwan Semiconductor Co. Ltd.	14,000	17,850
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	117,636	9,322,653
Taiwan Shin Kong Security Co. Ltd.	7,070	8,754
Taiwan Steel Union Co. Ltd.	1,000	2,415
Taiwan Styrene Monomer	30,000	16,053
Taiwan Surface Mounting Technology Corp.	23,000	92,858
Taiwan TEA Corp.(1)	17,000	9,539
Taiwan Union Technology Corp.	6,000	24,249
Taiyen Biotech Co. Ltd.	6,000	6,253
Tatung Co. Ltd.(1)	38,000	22,200
TCI Co. Ltd.	3,000	32,635
Teco Electric and Machinery Co. Ltd.	66,000	65,898
Test Research, Inc.	20,000	39,976
Test Rite International Co. Ltd.	33,000	25,376
Thinking Electronic Industrial Co. Ltd.	8,000	29,640
Thye Ming Industrial Co. Ltd.	9,000	8,689
Ton Yi Industrial Corp.(1)	34,000	11,239
Tong Hsing Electronic Industries Ltd.	7,244	32,619
Tong Yang Industry Co. Ltd.	33,000	43,455
Top Bright Holding Co. Ltd.	3,000	13,455
TOPBI International Holdings Ltd.	3,446	4,101
Topco Scientific Co. Ltd.	14,000	57,085
Topkey Corp.	6,000	37,258
TPK Holding Co. Ltd.(1)	26,000	43,548
Trade-Van Information Services Co.	2,000	3,170
Transcend Information, Inc.	16,000	35,879
Tripod Technology Corp.	32,000	126,008
TSRC Corp.	50,000	29,824
Ttet Union Corp.	1,000	4,034
TTFB Co. Ltd.	1,000	7,438
TTY Biopharm Co. Ltd.	2,000	4,724
Tung Ho Steel Enterprise Corp.	67,000	60,993
Tung Thih Electronic Co. Ltd.(1)	1,000	3,116
TXC Corp.	17,000	44,583
TYC Brother Industrial Co. Ltd.	10,000	7,671
U-Ming Marine Transport Corp.	17,000	17,333
Uni-President Enterprises Corp.	111,000	251,797
Unimicron Technology Corp.	51,000	127,609
Union Bank of Taiwan	119,840	41,836
Unitech Printed Circuit Board Corp.	48,000	33,735
United Integrated Services Co. Ltd.	6,000	41,971
United Microelectronics Corp.	877,000	627,187
50

	Shares	Value
United Renewable Energy Co. Ltd.(1)	30,000	$11,763
Universal Cement Corp.	12,000	7,949
Universal Microwave Technology, Inc.	1,000	2,633
Unizyx Holding Corp.(1)	4,000	3,049
UPC Technology Corp.	97,000	42,232
USI Corp.	43,000	18,921
Vanguard International Semiconductor Corp.	33,000	105,025
Ventec International Group Co. Ltd.	6,000	17,479
Visual Photonics Epitaxy Co. Ltd.	1,000	2,618
Vivotek, Inc.	1,000	2,580
Voltronic Power Technology Corp.	2,000	70,418
Wafer Works Corp.	41,000	48,554
Wah Lee Industrial Corp.	2,000	3,851
Walsin Lihwa Corp.	277,000	158,607
Walsin Technology Corp.	23,000	124,921
Wan Hai Lines Ltd.	47,000	33,869
Wei Chuan Foods Corp.	20,000	14,193
Weikeng Industrial Co. Ltd.	18,000	11,038
Well Shin Technology Co. Ltd.	5,000	8,021
Win Semiconductors Corp.	12,000	116,492
Winbond Electronics Corp.	98,000	40,397
Wisdom Marine Lines Co. Ltd.	16,378	12,909
Wistron Corp.	224,000	242,773
Wistron Information Technology & Services Corp.	1,000	3,396
Wiwynn Corp.	5,000	132,890
Wowprime Corp.	10,000	24,505
WPG Holdings Ltd.	36,000	50,353
WT Microelectronics Co. Ltd.	11,000	14,623
WUS Printed Circuit Co. Ltd.	10,000	10,751
XinTec, Inc.(1)	1,000	4,187
Xxentria Technology Materials Corp.	16,000	28,240
Yageo Corp.	10,000	113,021
Yang Ming Marine Transport Corp.(1)	147,000	50,473
YC INOX Co. Ltd.	45,000	36,493
Yem Chio Co. Ltd.	5,000	2,611
Yeong Guan Energy Technology Group Co. Ltd.	1,000	3,529
YFY, Inc.	137,000	85,013
Yieh Phui Enterprise Co. Ltd.(1)	51,000	16,475
Youngtek Electronics Corp.	15,000	29,454
Yuan High-Tech Development Co. Ltd.	4,000	44,996
Yuanta Financial Holding Co. Ltd.	479,440	299,740
Yulon Finance Corp.	13,200	44,775
Yulon Motor Co. Ltd.(1)	95,000	81,606
YungShin Global Holding Corp.	3,000	4,496
Zeng Hsing Industrial Co. Ltd.	3,000	14,041
Zhen Ding Technology Holding Ltd.	30,000	125,190
Zinwell Corp.(1)	3,000	1,892
Zippy Technology Corp.	3,000	3,611
ZongTai Real Estate Development Co. Ltd.	2,000	2,574
		35,523,405
Thailand — 2.4%
Advanced Info Service PCL, NVDR	38,400	225,373
51

	Shares	Value
AEON Thana Sinsap Thailand PCL, NVDR	3,000	$10,259
Airports of Thailand PCL, NVDR	80,100	143,617
Ananda Development PCL, NVDR	53,000	2,477
AP Thailand PCL, NVDR	115,200	23,172
Asia Aviation PCL, NVDR(1)	56,600	3,787
Asia Sermkij Leasing PCL, NVDR	19,600	11,628
B Grimm Power PCL, NVDR	54,200	80,342
Bangchak Corp. PCL, NVDR	69,300	39,256
Bangkok Airways PCL, NVDR	59,900	11,011
Bangkok Bank PCL, NVDR	43,300	147,565
Bangkok Chain Hospital PCL, NVDR	43,300	21,652
Bangkok Dusit Medical Services PCL, NVDR	141,900	94,616
Bangkok Expressway & Metro PCL, NVDR	149,500	43,291
Bangkok Land PCL, NVDR	879,400	27,858
Bangkok Life Assurance PCL, NVDR	97,200	50,063
Banpu PCL, NVDR	254,200	46,733
Banpu Power PCL, NVDR	27,900	12,775
BCPG PCL, NVDR	27,900	11,443
Beauty Community PCL, NVDR	243,500	10,750
BEC World PCL, NVDR(1)	149,500	22,108
Berli Jucker PCL, NVDR	11,300	13,347
BTS Group Holdings PCL, NVDR	112,700	37,555
Bumrungrad Hospital PCL, NVDR	22,200	78,612
Cal-Comp Electronics Thailand PCL, NVDR	406,300	22,921
Carabao Group PCL, NVDR	10,500	40,977
Central Pattana PCL, NVDR	73,600	110,767
Central Plaza Hotel PCL, NVDR(1)	18,100	15,653
Central Retail Corp. PCL, NVDR(1)	29,266	27,817
CH Karnchang PCL, NVDR	36,500	22,511
Charoen Pokphand Foods PCL, NVDR	155,000	161,332
Chularat Hospital PCL, NVDR	242,600	20,229
CK Power PCL, NVDR(1)	121,300	23,496
Com7 PCL, NVDR	51,500	67,713
CP ALL PCL, NVDR(1)	132,900	271,875
Diamond Building Products PCL, NVDR	51,200	10,981
Dynasty Ceramic PCL, NVDR	278,500	23,052
Eastern Polymer Group PCL, NVDR	72,200	10,910
Eastern Water Resources Development and Management PCL, NVDR	43,300	13,834
Electricity Generating PCL, NVDR	5,700	40,558
Energy Absolute PCL, NVDR	60,000	80,571
Erawan Group PCL (The), NVDR	140,500	14,940
Esso Thailand PCL, NVDR(1)	63,400	13,345
GFPT PCL, NVDR	52,500	21,877
Gulf Energy Development PCL, NVDR	16,200	16,361
Gunkul Engineering PCL, NVDR	535,200	43,537
Hana Microelectronics PCL, NVDR	51,900	66,083
Home Product Center PCL, NVDR	244,400	116,637
Ichitan Group PCL, NVDR	86,500	24,646
Indorama Ventures PCL, NVDR	23,000	17,402
Intouch Holdings PCL, NVDR	28,000	48,947
IRPC PCL, NVDR	804,700	60,195
52

	Shares	Value
Italian-Thai Development PCL, NVDR(1)	502,200	$16,686
Jasmine International PCL, NVDR	382,100	35,502
Jay Mart PCL, NVDR	62,257	31,236
JMT Network Services PCL, NVDR	27,900	28,786
JWD Infologistics PCL, NVDR	61,400	14,851
Kasikornbank PCL, NVDR	11,300	30,460
KCE Electronics PCL, NVDR	37,600	35,185
KGI Securities Thailand PCL, NVDR	236,700	25,530
Khon Kaen Sugar Industry PCL, NVDR	124,100	8,116
Kiatnakin Phatra Bank PCL, NVDR	36,500	46,391
Krung Thai Bank PCL, NVDR	224,400	68,517
Krungthai Card PCL, NVDR	35,000	34,525
Land & Houses PCL, NVDR	112,700	26,611
LPN Development PCL, NVDR	87,800	13,940
Major Cineplex Group PCL, NVDR	59,700	33,476
MBK PCL, NVDR	61,700	24,733
MC Group PCL, NVDR	20,300	6,269
MCOT PCL, NVDR(1)	1,000	147
Mega Lifesciences PCL, NVDR	51,400	62,112
Minor International PCL, NVDR(1)	141,200	101,417
MK Restaurants Group PCL, NVDR	9,300	15,432
Muangthai Capital PCL, NVDR(1)	48,900	77,930
Namyong Terminal PCL, NVDR	51,400	4,910
Noble Development PCL, NVDR	43,500	16,749
Nok Airlines PCL, NVDR(1)	21,000	526
Origin Property PCL, NVDR(1)	80,100	18,945
Osotspa PCL, NVDR	20,800	26,017
Plan B Media PCL, NVDR	59,900	10,509
Polyplex Thailand PCL, NVDR	42,700	34,074
Precious Shipping PCL, NVDR(1)	68,800	10,306
Property Perfect PCL, NVDR	730,710	8,658
PTG Energy PCL, NVDR	87,800	54,136
PTT Exploration & Production PCL, NVDR	41,000	116,571
PTT Global Chemical PCL, NVDR	40,800	60,223
PTT PCL, NVDR	289,200	332,840
Quality Houses PCL, NVDR	664,400	47,289
Rajthanee Hospital PCL, NVDR	34,000	23,441
Ratch Group PCL, NVDR	37,200	66,815
Ratchthani Leasing PCL, NVDR	129,000	15,101
Rojana Industrial Park PCL, NVDR	122,000	16,809
RS PCL, NVDR	27,900	16,789
Samart Corp. PCL, NVDR	72,200	11,461
Sansiri PCL, NVDR	777,100	18,117
Sappe PCL, NVDR	2,500	1,376
SEAFCO PCL, NVDR	60,800	10,983
Siam Cement PCL (The), NVDR	13,900	157,543
Siam Commercial Bank PCL (The), NVDR	30,200	69,925
Siam Future Development PCL, NVDR	87,800	12,540
Siam Global House PCL, NVDR	122,495	80,446
Siamgas & Petrochemicals PCL, NVDR	64,200	18,403
Sikarin PCL, NVDR	21,100	4,067
Sino-Thai Engineering & Construction PCL, NVDR	87,800	37,013
53

	Shares	Value
Somboon Advance Technology PCL, NVDR	27,900	$10,609
SPCG PCL, NVDR	56,800	32,643
Sri Trang Agro-Industry PCL, NVDR(1)	79,200	65,877
Srisawad Corp. PCL, NVDR	43,300	63,334
Star Petroleum Refining PCL, NVDR	87,800	19,199
STP & I PCL, NVDR	90,600	11,440
Supalai PCL, NVDR	121,000	65,117
Super Energy Corp. PCL, NVDR	2,098,300	55,131
Taokaenoi Food & Marketing PCL, NVDR	51,600	17,866
Thai Airways International PCL, NVDR(1)	69,400	7,356
Thai Oil PCL, NVDR	59,900	79,359
Thai Union Group PCL, NVDR	262,200	118,365
Thai Vegetable Oil PCL, NVDR	45,000	39,128
Thaifoods Group PCL, NVDR	316,200	46,555
Thanachart Capital PCL, NVDR	11,300	11,647
Thoresen Thai Agencies PCL, NVDR	200,100	18,455
Tipco Asphalt PCL, NVDR	67,400	53,596
Tisco Financial Group PCL, NVDR	21,100	45,428
TMB Bank PCL, NVDR	1,642,100	49,406
TOA Paint Thailand PCL, NVDR	27,300	34,361
Total Access Communication PCL, NVDR	51,800	59,278
TPI Polene PCL, NVDR	400,700	16,179
TPI Polene Power PCL, NVDR	284,300	39,402
TQM Corp. PCL, NVDR	11,700	47,214
True Corp. PCL, NVDR	875,000	92,924
TTW PCL, NVDR	43,900	18,884
U City PCL, NVDR(1)	508,700	22,417
Unique Engineering & Construction PCL, NVDR	129,200	20,427
United Paper PCL, NVDR	19,500	8,925
Univentures PCL, NVDR	26,000	2,398
VGI PCL, NVDR	146,900	32,832
Vinythai PCL, NVDR	25,000	19,001
WHA Corp. PCL, NVDR	149,900	15,340
Workpoint Entertainment PCL, NVDR	19,600	6,468
		5,865,452
Turkey — 0.5%
Akbank T.A.S.(1)	89,498	59,514
Aksa Akrilik Kimya Sanayii AS	20,299	18,512
Aksa Enerji Uretim AS(1)	7,011	4,900
Aksigorta AS	3,110	3,084
Alarko Holding AS(1)	4,087	2,745
Albaraka Turk Katilim Bankasi AS(1)	30,642	6,080
Anadolu Cam Sanayii AS	4,571	3,171
Anadolu Efes Biracilik Ve Malt Sanayii AS	4,856	12,823
Aselsan Elektronik Sanayi Ve Ticaret AS	10,764	23,771
AvivaSA Emeklilik ve Hayat AS	1,929	3,362
Aygaz AS	4,238	6,587
BIM Birlesik Magazalar AS	11,900	109,853
Borusan Mannesmann Boru Sanayi ve Ticaret AS(1)	2,241	3,759
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	2,541	3,935
Cimsa Cimento Sanayi VE Ticaret AS(1)	2,951	4,590
Coca-Cola Icecek AS	4,176	24,624
54

	Shares	Value
Deva Holding AS	4,011	$10,756
Dogan Sirketler Grubu Holding AS	93,300	26,642
Dogus Otomotiv Servis ve Ticaret AS	2,247	4,493
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	9,914	8,029
Eregli Demir ve Celik Fabrikalari TAS	57,191	67,697
Ford Otomotiv Sanayi AS	1,813	20,833
Gubre Fabrikalari TAS(1)	5,436	21,961
Haci Omer Sabanci Holding AS	59,555	62,654
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS(1)	18,108	28,577
Is Yatirim Menkul Degerler AS	27,641	30,550
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	91,540	37,940
KOC Holding AS	13,033	26,426
Koza Altin Isletmeleri AS(1)	1,658	17,527
Koza Anadolu Metal Madencilik Isletmeleri AS(1)	26,003	45,440
Logo Yazilim Sanayi Ve Ticaret AS(1)	385	4,880
Mavi Giyim Sanayi Ve Ticaret AS, B Shares(1)	1,303	6,587
Migros Ticaret AS(1)	5,382	28,713
Nuh Cimento Sanayi AS	7,942	20,089
Pegasus Hava Tasimaciligi AS(1)	4,230	26,350
Petkim Petrokimya Holding AS(1)	11,589	6,168
Sekerbank Turk AS(1)	19,517	3,660
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	19,071	20,727
Soda Sanayii AS	18,840	17,455
Sok Marketler Ticaret AS(1)	10,284	17,976
TAV Havalimanlari Holding AS	14,498	29,580
Tekfen Holding AS	12,719	25,669
Trakya Cam Sanayii AS	40,041	21,425
Tupras Turkiye Petrol Rafinerileri AS(1)	3,136	34,110
Turk Hava Yollari AO(1)	39,528	56,787
Turk Traktor ve Ziraat Makineleri AS	790	10,048
Turkcell Iletisim Hizmetleri AS, ADR	16,422	80,139
Turkiye Garanti Bankasi AS(1)	80,409	73,951
Turkiye Halk Bankasi AS(1)	49,552	33,109
Turkiye Is Bankasi AS, C Shares(1)	67,909	45,368
Turkiye Sinai Kalkinma Bankasi AS(1)	142,600	21,128
Ulusoy Elektrik Imalat Taahhut Ve Ticaret AS(1)	777	4,326
Vestel Elektronik Sanayi ve Ticaret AS(1)	11,329	28,317
Zorlu Enerji Elektrik Uretim AS(1)	12,683	4,652
		1,322,049
TOTAL COMMON STOCKS (Cost $215,906,620)		245,187,997
RIGHTS†
Brazil†
Banco ABC Brasil SA(1)	104	49
Chile†
Cia Sud Americana de Vapores SA(1)	200,213	773
South Korea†
LVMC Holdings(1)	728	873
Thailand†
Gulf Energy Development PCL, NVDR(1)	1,620	78
55

	Shares	Value
Ratchthani Leasing PCL, NVDR(1)	64,500	$5,513
		5,591
TOTAL RIGHTS (Cost $6,356)		7,286
WARRANTS†
Malaysia†
Serba Dinamik Holdings Bhd(1)	3,660	206
Thailand†
BTS Group Holdings PCL, NVDR(1)	4,630	132
Jay Mart PCL No. 3, NVDR(1)	6,384	1,149
Jay Mart PCL No. 4, NVDR(1)	6,384	808
Minor International PCL, NVDR(1)	6,418	2,031
Srisawad Corp. PCL, NVDR(1)	1,732	1
		4,121
TOTAL WARRANTS (Cost $—)		4,327
TEMPORARY CASH INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $190,727)	190,727	190,727
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $204,078)	204,078	204,078
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $216,307,781)		245,594,415
OTHER ASSETS AND LIABILITIES — (0.1)%		(148,677)
TOTAL NET ASSETS — 100.0%		$245,445,738

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	17.2%
Consumer Discretionary	16.1%
Financials	16.1%
Communication Services	10.4%
Materials	9.9%
Industrials	7.6%
Consumer Staples	5.9%
Energy	5.5%
Health Care	4.8%
Real Estate	3.7%
Utilities	2.7%
Cash and Equivalents*	0.1%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.
56

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt
†    Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,277,175. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,497,265, which includes securities collateral of $2,293,187.

See Notes to Financial Statements.

57

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $216,103,703) — including $2,277,175 of securities on loan	$245,390,337
Investment made with cash collateral received for securities on loan, at value (cost of $204,078)	204,078
Total investment securities, at value (cost of $216,307,781)	245,594,415
Foreign currency holdings, at value (cost of $90,361)	90,779
Dividends and interest receivable	352,530
Securities lending receivable	4,343
246,042,067

Liabilities
Disbursements in excess of demand deposit cash	1,418
Payable for collateral received for securities on loan	204,078
Payable for investments purchased	154,778
Accrued management fees	68,604
Accrued foreign taxes	167,451
596,329

Net Assets	$245,445,738

Shares outstanding (unlimited number of shares authorized)	4,700,000

Net Asset Value Per Share	$52.22

Net Assets Consist of:
Capital paid in	$216,143,126
Distributable earnings	29,302,612
$245,445,738

See Notes to Financial Statements.

58

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $560,827)	$4,176,992
Securities lending, net	21,611
Interest	917
4,199,520

Expenses:
Management fees	422,970
Other expenses	3,027
425,997

Net investment income (loss)	3,773,523

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,805,547)
Futures contract transactions	60,629
Foreign currency translation transactions	27,922
(1,716,996)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(167,451))	29,119,183
Translation of assets and liabilities in foreign currencies	9
29,119,192

Net realized and unrealized gain (loss)	27,402,196

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,175,719

(1)September 17, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

59

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,773,523
Net realized gain (loss)	(1,716,996)
Change in net unrealized appreciation (depreciation)	29,119,192
Net increase (decrease) in net assets resulting from operations	31,175,719

Distributions to Shareholders
From earnings	(1,873,420)

Capital Share Transactions
Proceeds from shares sold	216,143,439

Net increase (decrease) in net assets	245,445,738

Net Assets
End of period	$245,445,738

Transactions in Shares of the Fund
Sold	4,700,000

(1)September 17, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

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Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Emerging Markets Equity ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek long-term capital appreciation. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on September 17, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$204,078	—	—	—	$204,078
Gross amount of recognized liabilities for securities lending transactions					$204,078

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 31% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.33%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 were $140,323,546 and $10,184,035, respectively.

Securities received in-kind through subscriptions for the period ended August 31, 2020 were $87,476,808. There were no securities delivered in-kind through redemptions during the period.

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5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a basket of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$5,344,327	$8,472,369	—
Chile	466,356	1,045,178	—
China	29,323,221	62,682,514	—
Colombia	256,476	487,328	—
India	4,489,907	18,736,127	—
Indonesia	440,712	3,981,394	—
Mexico	1,479,722	3,494,945	—
Peru	768,266	—	—
Philippines	105,252	1,900,876	—
Russia	311,872	6,146,450	—
South Africa	2,995,444	7,451,551	—
South Korea	2,285,519	30,678,855	—
Taiwan	10,198,147	25,325,258	—
Turkey	80,139	1,241,910	—
Other Countries	—	14,997,882	—
Rights	—	7,286	—
Warrants	—	4,327	—
Temporary Cash Investments	190,727	—	—
Temporary Cash Investments - Securities Lending Collateral	204,078	—	—
	$58,940,165	$186,654,250	—
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7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.
At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the period from September 17, 2019 (fund inception) through August 31, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $60,629 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the period September 17, 2019 (fund inception) through August 31, 2020 were as follows:

Distributions Paid From
Ordinary income	$1,873,420
Long-term capital gains	—
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$217,215,298
Gross tax appreciation of investments	$42,806,534
Gross tax depreciation of investments	(14,427,417)
Net tax appreciation (depreciation) of investments	28,379,117
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(167,442)
Net tax appreciation (depreciation)	$28,211,675
Undistributed ordinary income	$2,640,560
Accumulated short-term capital losses	$(1,549,623)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020(4)	$50.00	1.35	1.41	2.76	(0.54)	$52.22	5.57%	0.33%(5)	2.95%(5)	8%	$245,446

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)September 17, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avantis® Emerging Markets Equity ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 17, 2019 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Avantis® Emerging Markets Equity ETF as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from September 17, 2019 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
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controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance since inception reviewed by the Board was below its benchmark. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
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COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.
74

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

75

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.
76

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

77

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For the fiscal year ended August 31, 2020, the fund intends to pass through to shareholders foreign source income of $4,732,870 and foreign taxes paid of $552,369, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on August 31, 2020 are $1.0070 and $0.1175, respectively.
78

Notes

79

Notes

80

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96042 2010

Annual Report

August 31, 2020

Avantis® International Equity ETF (AVDE)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat early in the period. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, stocks largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most stocks rebounded quickly. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. U.S. stocks generally advanced and fared better than their counterparts elsewhere. The growth style significantly outperformed value stocks, which struggled.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our investment professionals have experience weathering unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors

Performance

Total Returns as of August 31, 2020
	Since Inception	Inception Date
Net Asset Value	1.52%	9/24/2019
Market Price	1.90%	9/24/2019
MSCI World ex USA IMI Index	3.08%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2020
Net Asset Value — $10,152

MSCI World ex USA IMI Index — $10,308

Total Annual Fund Operating Expenses
0.23%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Equity ETF seeks long-term capital appreciation by investing in a diverse group of non-U.S. companies across countries, market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an emphasis on the securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. This includes securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities.

The portfolio is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance portfolio performance.

Performance Review

For the period from Avantis International Equity ETF’s inception on September 24, 2019, through the fund’s fiscal year-end on August 31, 2020, the fund returned 1.90%* on a market price basis. On a net asset value (NAV) basis, the fund returned 1.52%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

For the same time period, the fund underperformed the total non-U.S. developed markets stock universe, as measured by the MSCI World ex-USA IMI Index, which returned 3.08%. The MSCI World ex-USA IMI Index is an unmanaged index generally representative of the performance of non-U.S. developed markets stocks across capitalization categories. The underperformance versus the index was largely due to the fund’s emphasis on companies with higher levels of profitability and lower prices relative to their book values. These companies generally underperformed companies with lower levels of profitability and higher prices relative to their book values.

For example, value stocks (as measured by the MSCI World ex-USA IMI Value Index) returned -7.89% for the reporting period, underperforming growth stocks, which returned 14.18% (as measured by the MSCI World ex-USA IMI Growth Index).

*Total returns for periods less than one year are not annualized.

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Novartis AG, ADR	1.2%
Roche Holding AG, ADR	1.2%
Nestle SA, ADR	0.9%
Toyota Motor Corp., ADR	0.7%
Reckitt Benckiser Group plc	0.6%
Novo Nordisk A/S, ADR	0.5%
Royal Dutch Shell plc*	0.5%
AstraZeneca plc, ADR	0.5%
LVMH Moet Hennessy Louis Vuitton SE	0.5%
Sony Corp., ADR	0.5%
*Includes all classes of the issuer held by the fund.

Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Rights	—*
Total Equity Exposure	99.7%
Temporary Cash Investments	0.8%
Temporary Cash Investments - Securities Lending Collateral	1.1%
Other Assets and Liabilities	(1.6)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
Japan	22.8%
United Kingdom	12.9%
Canada	9.6%
France	8.8%
Switzerland	8.7%
Germany	8.1%
Australia	6.4%
Netherlands	3.6%
Sweden	3.5%
Hong Kong	2.9%
Italy	2.2%
Denmark	2.2%
Spain	2.0%
Other Countries	6.0%
Cash and Equivalents*	0.3%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$1,056.40	$1.19	0.23%
Hypothetical	$1,000	$1,023.98	$1.17	0.23%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 99.7%
Australia — 6.4%
Adairs Ltd.	9,091	$22,910
Adbri Ltd.	12,301	22,777
Afterpay Ltd.(1)	48	3,210
AGL Energy Ltd.	8,571	92,742
Ainsworth Game Technology Ltd.(1)	6,266	1,746
Alkane Resources Ltd.(1)(2)	41,332	34,334
Alliance Aviation Services Ltd.	5,113	13,852
Altium Ltd.	1,276	34,183
Alumina Ltd.(2)	16,110	18,334
AMA Group Ltd.	3,862	1,780
AMP Ltd.(1)	180,225	200,377
Ampol Ltd.	1,956	37,128
Ansell Ltd.	1,315	37,259
APA Group	25,605	195,209
Appen Ltd.	1,795	45,517
ARB Corp. Ltd.	2,334	44,710
Ardent Leisure Group Ltd.(1)	14,195	4,385
Aristocrat Leisure Ltd.	14,969	306,805
ASX Ltd.	1,036	66,409
Atlas Arteria Ltd.	5,643	26,884
Atlassian Corp. plc, Class A(1)	1,823	349,578
Aurelia Metals Ltd.	44,031	17,333
Aurizon Holdings Ltd.	92,230	292,892
AusNet Services	70,367	94,401
Austal Ltd.	13,119	33,982
Australia & New Zealand Banking Group Ltd.	58,223	769,799
Australian Agricultural Co. Ltd.(1)	31,863	24,545
Australian Ethical Investment Ltd.(2)	3,602	12,506
Australian Finance Group Ltd.	21,000	28,441
Australian Pharmaceutical Industries Ltd.	29,178	23,334
Australian Strategic Materials Ltd.(1)(2)	8,265	13,777
Bank of Queensland Ltd.(2)	20,858	92,570
Beach Energy Ltd.	112,057	124,566
Bega Cheese Ltd.	8,295	31,982
Bendigo & Adelaide Bank Ltd.(2)	19,322	91,348
BHP Group Ltd., ADR	24,682	1,358,991
Bingo Industries Ltd.	14,590	23,825
Blackmores Ltd.(1)(2)	287	13,247
BlueScope Steel Ltd.	16,402	150,593
Boral Ltd.	57,462	166,998
Brambles Ltd.	42,332	343,716
Brickworks Ltd.	2,078	27,214
carsales.com Ltd.	7,695	116,438
Cedar Woods Properties Ltd.	5,399	21,113
Challenger Ltd.	40,669	120,028
CIMIC Group Ltd.	1,947	29,996

	Shares	Value
Cleanaway Waste Management Ltd.	4,483	$8,481
Coca-Cola Amatil Ltd.	26,891	179,232
Cochlear Ltd.	1,428	200,619
Codan Ltd.	7,690	61,073
Coles Group Ltd.	25,925	336,806
Collins Foods Ltd.	3,084	23,527
Commonwealth Bank of Australia	21,905	1,085,996
Computershare Ltd.	4,640	44,792
Cooper Energy Ltd.(1)	56,919	13,681
Coronado Global Resources, Inc.(2)	16,149	7,351
Costa Group Holdings Ltd.	1,695	4,305
Credit Corp. Group Ltd.	1,276	17,652
Crown Resorts Ltd.	7,305	47,847
CSL Ltd.	3,972	835,110
CSR Ltd.	34,694	92,614
Dacian Gold Ltd.(1)	1,833	453
Data#3 Ltd.	3,992	18,418
Dicker Data Ltd.	5,124	28,120
Domino's Pizza Enterprises Ltd.	1,794	106,562
Downer EDI Ltd.	7,883	25,528
Eclipx Group Ltd.(1)	23,165	25,282
Emeco Holdings Ltd.(1)	11,402	7,400
Emeco Holdings Ltd.(1)	23,944	15,429
Evolution Mining Ltd.	43,226	176,522
FlexiGroup Ltd.(1)	4,408	3,918
FlexiGroup Ltd.	14,105	12,363
Flight Centre Travel Group Ltd.	586	5,563
Fortescue Metals Group Ltd.	56,669	719,798
Galaxy Resources Ltd.(1)	11,139	9,948
Genworth Mortgage Insurance Australia Ltd.	14,720	16,148
GrainCorp Ltd., A Shares(1)	4,758	15,022
GUD Holdings Ltd.	1,841	15,415
GWA Group Ltd.	6,196	11,467
Harvey Norman Holdings Ltd.	18,684	59,981
Healius Ltd.	5,898	14,345
HT&E Ltd.(2)	14,203	14,447
Huon Aquaculture Group Ltd.	1,162	2,446
IDP Education Ltd.	4,268	62,263
IGO Ltd.	33,011	107,276
Iluka Resources Ltd.	28,151	208,043
Imdex Ltd.	22,126	20,050
Incitec Pivot Ltd.	81,089	123,472
Infomedia Ltd.	19,073	23,623
Inghams Group Ltd.	13,182	31,088
Insurance Australia Group Ltd.	26,615	92,314
Integrated Research Ltd.	5,328	16,326
InvoCare Ltd.	2,643	19,261
IPH Ltd.	4,483	22,464
IRESS Ltd.	3,238	25,360
James Hardie Industries plc	21,234	474,811
Japara Healthcare Ltd.	9,605	3,181
JB Hi-Fi Ltd.	2,951	108,668

	Shares	Value
Johns Lyng Group Ltd.	11,144	$21,392
Jumbo Interactive Ltd.(2)	2,751	27,268
Karoon Energy Ltd.(1)(2)	25,998	15,043
Lendlease Corp. Ltd.	14,548	122,733
Lovisa Holdings Ltd.(2)	3,473	18,906
Lynas Corp. Ltd.(1)	15,630	27,975
MACA Ltd.	13,062	9,872
Macmahon Holdings Ltd.	88,374	16,898
Macquarie Group Ltd.	4,491	416,196
Magellan Financial Group Ltd.	6,401	274,971
Mayne Pharma Group Ltd.(1)	40,701	10,066
McMillan Shakespeare Ltd.	6,154	41,214
Medibank Pvt Ltd.	78,417	156,709
Mesoblast Ltd.(1)	19,474	75,362
Metcash Ltd.	35,320	75,487
Mineral Resources Ltd.	13,939	296,909
MNF Group Ltd.	38	142
Moelis Australia Ltd.	1,438	4,004
Monadelphous Group Ltd.	2,436	19,814
MyState Ltd.(2)	4,216	12,200
National Australia Bank Ltd.	60,138	780,605
Netwealth Group Ltd.	4,239	43,544
New Energy Solar Ltd.	13,073	7,991
New Hope Corp. Ltd.	37,601	32,838
Newcrest Mining Ltd.	22,446	528,108
nib holdings Ltd.	14,467	48,505
Nick Scali Ltd.	5,399	34,642
Nickel Mines Ltd.(1)	60,643	30,308
Nine Entertainment Co. Holdings Ltd.	19,958	24,009
Northern Star Resources Ltd.	10,630	106,811
NRW Holdings Ltd.	16,149	25,958
Nufarm Ltd.(1)	10,618	31,292
OFX Group Ltd.	13,330	11,106
Oil Search Ltd.	56,020	132,219
Omni Bridgeway Ltd.	2,722	8,928
oOh!media Ltd.	10,050	7,561
Orica Ltd.	16,880	214,078
Origin Energy Ltd.	20,355	82,547
Orocobre Ltd.(1)(2)	6,392	12,164
Orora Ltd.	67,652	111,095
OZ Minerals Ltd.	16,770	179,661
Pacific Current Group Ltd.	6,044	27,110
Peet Ltd.	34,145	25,799
Perenti Global Ltd.	138,971	121,030
Perpetual Ltd.	1,515	34,031
Perseus Mining Ltd.(1)	109,732	116,688
Platinum Asset Management Ltd.	17,268	46,520
PolyNovo Ltd.(1)(2)	21,116	34,205
Premier Investments Ltd.	2,616	36,104
Pro Medicus Ltd.	1,555	29,595
PWR Holdings Ltd.	4,477	16,163
Qantas Airways Ltd.	48,972	139,252

	Shares	Value
QBE Insurance Group Ltd.	28,804	$222,096
Qube Holdings Ltd.	12,419	24,767
Ramelius Resources Ltd.	62,679	96,061
Ramsay Health Care Ltd.	1,956	92,868
REA Group Ltd.	914	75,908
Red 5 Ltd.(1)	120,345	27,036
Regis Resources Ltd.	24,964	97,117
Resolute Mining Ltd.(1)	23,926	19,466
Rio Tinto Ltd.	5,766	412,059
Sandfire Resources Ltd.	6,685	22,676
Santos Ltd.	74,071	303,538
Saracen Mineral Holdings Ltd.(1)	58,605	225,359
SeaLink Travel Group Ltd.	5,372	18,795
SEEK Ltd.	2,314	34,773
Select Harvests Ltd.	4,003	16,058
Senex Energy Ltd.(1)	100,290	22,055
Servcorp Ltd.	9,369	17,763
Service Stream Ltd.	12,148	17,128
Sigma Healthcare Ltd.	95,424	47,619
Silver Lake Resources Ltd.(1)	32,935	52,627
Sims Ltd.	9,737	57,107
SmartGroup Corp. Ltd.	3,238	14,048
Sonic Healthcare Ltd.	3,746	87,720
South32 Ltd.	93,756	142,619
Spark Infrastructure Group	41,194	67,546
St. Barbara Ltd.	51,413	130,658
Stanmore Coal Ltd.	8,590	4,840
Star Entertainment Grp Ltd. (The)	18,505	39,468
Steadfast Group Ltd.	11,137	29,222
Suncorp Group Ltd.	18,550	125,040
Super Retail Group Ltd.	5,752	44,810
Superloop Ltd.(1)	4,641	3,825
Sydney Airport	10,422	43,828
Technology One Ltd.	11,134	66,123
Telstra Corp. Ltd.	105,784	223,750
TPG Telecom Ltd.(1)	5,521	33,224
Transurban Group	35,317	346,863
Treasury Wine Estates Ltd.	10,560	71,226
Tuas Ltd.(1)	2,759	1,021
United Malt Grp Ltd.(1)	4,758	13,847
Viva Energy Group Ltd.	66,374	80,659
Vocus Group Ltd.(1)	11,260	27,380
Wagners Holding Co. Ltd.(1)	2,847	2,344
Washington H Soul Pattinson & Co. Ltd.(2)	1,677	25,610
Wesfarmers Ltd.	20,593	715,023
Western Areas Ltd.	26,751	43,254
Westgold Resources Ltd.(1)	30,728	48,141
Westpac Banking Corp., ADR	52,723	671,691
Whitehaven Coal Ltd.	45,534	30,699
WiseTech Global Ltd.	1,154	23,800
Woodside Petroleum Ltd.	25,104	357,123
Woolworths Group Ltd.	15,493	452,690

	Shares	Value
WPP AUNZ Ltd.	9,336	$2,200
		21,782,421
Austria — 0.2%
ANDRITZ AG	906	30,301
AT&S Austria Technologie & Systemtechnik AG	1,936	37,455
BAWAG Group AG(1)	1,565	58,913
CA Immobilien Anlagen AG	676	21,088
Erste Group Bank AG(1)	3,598	87,421
EVN AG	2,071	34,891
FACC AG(1)(2)	260	1,774
IMMOFINANZ AG(1)	2,078	34,506
Lenzing AG(1)(2)	300	15,572
Oesterreichische Post AG(2)	1,547	51,681
OMV AG(1)	2,175	70,843
POLYTEC Holding AG(1)	913	5,662
Porr AG(1)(2)	657	9,422
Raiffeisen Bank International AG(1)	3,592	64,248
S IMMO AG(1)	794	14,383
Schoeller-Bleckmann Oilfield Equipment AG	231	6,887
Telekom Austria AG(1)	3,960	29,226
UNIQA Insurance Group AG	4,748	31,546
Verbund AG	936	50,243
Vienna Insurance Group AG Wiener Versicherung Gruppe(1)	1,040	25,445
voestalpine AG	2,176	54,011
Wienerberger AG(1)	1,444	38,954
Zumtobel Group AG	1,444	11,014
		785,486
Belgium — 1.0%
Ackermans & van Haaren NV(1)	1,034	147,091
Ageas SA/NV	5,778	243,092
AGFA-Gevaert NV(1)	8,468	35,725
Anheuser-Busch InBev SA, ADR	8,319	483,750
Argenx SE, ADR(1)	535	123,729
Barco NV	1,876	40,032
Bekaert SA	3,336	67,206
bpost SA(1)	6,044	60,450
Colruyt SA	2,460	155,622
D'ieteren SA	1,292	84,410
Deceuninck NV(1)	10,496	19,662
Econocom Group SA(1)	9,857	29,710
Elia Group SA	648	69,715
Euronav NV	10,391	94,910
Exmar NV(1)	3,725	9,221
Fagron	2,959	67,146
Galapagos NV, ADR(1)	1,422	189,354
Ion Beam Applications(2)	1,317	14,250
KBC Group NV	4,858	278,576
Melexis NV	1,418	113,772
Mithra Pharmaceuticals SA(1)	914	18,677
Ontex Group NV(1)(2)	3,439	45,939
Orange Belgium SA	2,454	41,360
Proximus SADP	8,333	164,933

	Shares	Value
Recticel SA	2,841	$29,071
Solvay SA	2,732	236,641
Telenet Group Holding NV	517	20,094
Tessenderlo Group SA(1)	1,432	53,555
UCB SA	933	110,665
Umicore SA	4,858	223,352
		3,271,710
Canada — 9.6%
Absolute Software Corp.	653	8,010
Aecon Group, Inc.	5,368	59,839
Agnico Eagle Mines Ltd.	4,109	338,776
Aimia, Inc.(1)	1,681	4,549
Air Canada(1)	3,232	43,610
Alacer Gold Corp.(1)	9,739	67,274
Alamos Gold, Inc., Class A	13,969	146,185
Alaris Royalty Corp.	2,597	23,753
Algonquin Power & Utilities Corp.	18,422	255,353
Alimentation Couche-Tard, Inc., B Shares	12,427	405,579
AltaGas Ltd.(2)	5,368	69,428
Altius Minerals Corp.	653	5,472
Americas Gold & Silver Corp.(1)(2)	2,340	6,979
Andrew Peller Ltd., A Shares	653	4,561
ARC Resources Ltd.(2)	10,740	54,180
Argonaut Gold, Inc.(1)	16,110	34,212
Aritzia, Inc.(1)	3,587	51,371
Atco Ltd., Class I	3,842	117,055
Atrium Mortgage Investment Corp.(2)	2,597	21,344
B2Gold Corp.	75,070	504,169
Badger Daylighting Ltd.(2)	2,597	74,405
Bank of Montreal	15,045	954,824
Bank of Nova Scotia (The)	20,004	864,511
Barrick Gold Corp., (Toronto)	22,006	651,905
Bausch Health Cos., Inc.(1)	7,453	123,707
Baytex Energy Corp.(1)	21,482	11,035
BCE, Inc.	2,597	111,617
Birchcliff Energy Ltd.(2)	16,110	19,762
Bird Construction, Inc.(2)	1,681	8,802
BlackBerry Ltd.(1)	5,368	27,985
Bombardier, Inc., B Shares(1)(2)	21,482	6,753
Boralex, Inc., A Shares	5,656	145,265
Brookfield Asset Management, Inc., Class A	10,596	357,600
BRP, Inc.	653	35,465
CAE, Inc.	10,740	170,279
Cameco Corp.	9,744	112,878
Canaccord Genuity Group, Inc.(2)	7,965	47,264
Canacol Energy Ltd.	9,366	25,276
Canadian Imperial Bank of Commerce	12,815	1,017,458
Canadian National Railway Co.	7,965	836,956
Canadian Natural Resources Ltd.	49,110	968,382
Canadian Pacific Railway Ltd.	2,597	768,319
Canadian Tire Corp. Ltd., Class A	282	29,500
Canadian Utilities Ltd., A Shares	5,140	129,017

	Shares	Value
Canadian Western Bank	5,650	$120,160
Canfor Corp.(1)	2,597	33,867
Canfor Pulp Products, Inc.	1,681	6,328
Capital Power Corp.	9,767	214,307
Cascades, Inc.	7,051	74,978
CCL Industries, Inc., Class B	3,842	142,004
Celestica, Inc.(1)	5,368	42,760
Cenovus Energy, Inc.	41,181	194,484
Centerra Gold, Inc.	13,339	173,749
CGI, Inc.(1)	3,998	280,827
Chorus Aviation, Inc.	5,368	11,112
CI Financial Corp.	6,910	98,113
Colliers International Group, Inc.	2,597	164,678
Constellation Software, Inc.	282	326,459
Corus Entertainment, Inc., B Shares	4,108	10,047
Crescent Point Energy Corp.	32,224	56,575
CRH Medical Corp.(1)	10,740	25,525
Denison Mines Corp.(1)(2)	12,054	6,469
Dollarama, Inc.	2,970	115,945
DREAM Unlimited Corp., Class A	2,684	39,426
Dundee Precious Metals, Inc.	7,965	57,645
ECN Capital Corp.	7,965	31,448
Eldorado Gold Corp., (Toronto)(1)	8,711	99,508
Element Fleet Management Corp.	23,567	193,870
Emera, Inc.(2)	5,368	219,148
Empire Co. Ltd., Class A	5,368	139,720
Enbridge, Inc.	16,668	533,258
Endeavour Mining Corp.(1)	3,052	84,609
Enerflex Ltd.	5,368	24,075
Energy Fuels, Inc.(1)	1,804	3,283
Enerplus Corp.	10,112	26,824
Enghouse Systems Ltd.	2,597	144,907
Equinox Gold Corp.(1)	4,376	57,202
ERO Copper Corp.(1)	3,706	56,513
Evertz Technologies Ltd.	1,022	9,316
Exchange Income Corp.	2,597	63,255
Extendicare, Inc.(2)	5,368	23,993
Fairfax Financial Holdings Ltd.	506	155,984
Fiera Capital Corp.	653	5,172
Finning International, Inc.	9,615	146,766
Firm Capital Mortgage Investment Corp.	2,597	24,390
First Majestic Silver Corp.(1)(2)	2,597	32,275
First National Financial Corp.	282	7,167
First Quantum Minerals Ltd.	17,269	170,923
Fortis, Inc.	2,597	103,872
Fortuna Silver Mines, Inc.(1)	12,796	93,197
Franco-Nevada Corp.	2,597	390,580
Freehold Royalties Ltd.(2)	5,368	17,120
Frontera Energy Corp.	6,682	13,985
Galiano Gold, Inc.(1)(2)	9,623	15,272
Genworth MI Canada, Inc.	2,597	70,920
George Weston Ltd.	2,597	187,615

	Shares	Value
Gibson Energy, Inc.	6,559	$119,428
Gildan Activewear, Inc.	2,199	42,636
goeasy Ltd.	2,597	129,298
Gold Standard Ventures Corp.(1)	4,481	4,054
Gran Colombia Gold Corp.(1)	5,882	27,057
Great Panther Mining Ltd.(1)(2)	6,908	6,885
Great-West Lifeco, Inc.	5,020	102,413
Hardwoods Distribution, Inc.	1,312	23,205
High Liner Foods, Inc.	5,368	33,541
HLS Therapeutics, Inc.	653	8,260
Home Capital Group, Inc.(1)	3,706	62,621
Hudbay Minerals, Inc.	7,965	35,723
Husky Energy, Inc.(2)	10,740	36,312
Hydro One Ltd.	9,380	194,166
iA Financial Corp., Inc.	6,528	234,975
IAMGOLD Corp.(1)	21,482	92,394
IGM Financial, Inc.(2)	2,597	63,374
Imperial Oil Ltd.	5,368	88,524
Innergex Renewable Energy, Inc.	7,051	121,738
Intact Financial Corp.	637	68,230
Inter Pipeline Ltd.(2)	16,110	170,073
Interfor Corp.(1)	2,597	34,047
Intertape Polymer Group, Inc.	2,597	29,885
IPL Plastics, Inc.(1)	653	4,981
Ivanhoe Mines Ltd., Class A(1)	10,740	42,405
Kelt Exploration Ltd.(1)(2)	10,740	13,668
Keyera Corp.(2)	10,112	184,665
Kinaxis, Inc.(1)	282	43,009
Kinross Gold Corp.(1)	64,452	572,204
Kirkland Lake Gold Ltd.	13,173	701,900
Knight Therapeutics, Inc.(1)	5,368	25,557
Labrador Iron Ore Royalty Corp.	2,597	54,534
Largo Resources Ltd.(1)	26,624	21,841
Laurentian Bank of Canada	2,597	55,689
Linamar Corp.	3,232	101,345
Loblaw Cos. Ltd.	3,998	206,620
Lucara Diamond Corp.(2)	4,763	2,008
Lundin Gold, Inc.(1)	5,368	45,723
Lundin Mining Corp.	41,359	259,059
Magna International, Inc.	10,740	523,023
Major Drilling Group International, Inc.(1)	6,168	31,919
Manulife Financial Corp.	40,041	590,630
Martinrea International, Inc.	5,368	41,278
MCAN Mortgage Corp.	653	6,844
MEG Energy Corp.(1)	9,080	25,200
Methanex Corp.	5,131	114,433
Metro, Inc.	2,597	117,312
Morneau Shepell, Inc.(2)	1,681	36,382
MTY Food Group, Inc.(2)	653	17,422
Mullen Group Ltd.	5,368	40,290
National Bank of Canada	13,069	718,402
New Gold, Inc.(1)	50,141	82,265

	Shares	Value
NexGen Energy Ltd.(1)(2)	2,713	$5,366
Norbord, Inc.	2,597	88,800
North American Construction Group Ltd.	2,597	18,517
North West Co., Inc. (The)	1,022	22,331
Northern Dynasty Minerals Ltd.(1)	8,595	9,093
Northland Power, Inc.	6,396	179,128
Novagold Resources, Inc.(1)	523	5,539
Nutrien Ltd.	5,368	198,818
NuVista Energy Ltd.(1)(2)	16,110	10,004
OceanaGold Corp.(1)	17,650	40,730
Onex Corp.	2,597	126,092
Open Text Corp.	4,365	197,979
Orla Mining Ltd.(1)(2)	3,082	13,799
Osisko Gold Royalties Ltd.	2,597	31,856
Pan American Silver Corp.	6,646	239,936
Paramount Resources Ltd., A Shares(1)(2)	5,368	10,906
Parex Resources, Inc.(1)	11,381	155,749
Parkland Corp.(2)	2,970	84,181
Pason Systems, Inc.	2,597	11,847
Pembina Pipeline Corp.(2)	11,536	285,669
Peyto Exploration & Development Corp.(2)	10,740	23,467
Power Corp. of Canada	5,406	107,925
PrairieSky Royalty Ltd.	2,597	18,795
Precision Drilling Corp.(1)	21,482	15,152
Premier Gold Mines Ltd.(1)	7,567	15,896
Pretium Resources, Inc.(1)	2,597	33,350
Primo Water Corp.	2,597	35,560
Quebecor, Inc., Class B	5,368	133,094
Real Matters, Inc.(1)	5,368	108,895
Restaurant Brands International, Inc.	2,597	140,706
Richelieu Hardware Ltd.	1,312	35,014
Ritchie Bros Auctioneers, Inc.	2,597	151,955
Rogers Communications, Inc., Class B	7,965	331,338
Rogers Sugar, Inc.	1,681	6,147
Roxgold, Inc.(1)	34,684	43,077
Royal Bank of Canada	20,384	1,552,300
Russel Metals, Inc.	2,597	37,292
Sabina Gold & Silver Corp.(1)	18,711	38,875
Sandstorm Gold Ltd.(1)(2)	5,368	49,015
Saputo, Inc.	2,597	64,788
Secure Energy Services, Inc.(2)	7,965	9,221
Seven Generations Energy Ltd., Class A(1)	14,481	45,741
Shaw Communications, Inc., B Shares	20,595	385,105
Shopify, Inc., Class A(1)	780	833,150
Sienna Senior Living, Inc.(2)	2,597	22,260
Sierra Metals, Inc.(1)	3,741	6,166
Sierra Wireless, Inc.(1)(2)	653	8,105
Silvercorp Metals, Inc.(2)	12,054	104,058
Sleep Country Canada Holdings, Inc.	282	4,350
SSR Mining, Inc.(1)	2,597	55,709
Stantec, Inc.	2,722	88,379
Stelco Holdings, Inc.	1,312	9,495

	Shares	Value
Sun Life Financial, Inc.(2)	7,965	$332,437
Suncor Energy, Inc.	32,369	519,403
Superior Plus Corp.(2)	5,368	49,715
Tamarack Valley Energy Ltd.(1)(2)	10,740	7,740
TC Energy Corp.	11,938	558,208
Teck Resources Ltd., Class B	12,427	143,291
TELUS Corp.	10,740	197,780
Teranga Gold Corp.(1)	9,080	105,673
Tervita Corp.(1)	5,368	12,346
TFI International, Inc.	2,597	114,803
Thomson Reuters Corp.	1,040	79,502
Tidewater Midstream and Infrastructure Ltd.(2)	12,054	7,486
Timbercreek Financial Corp.(2)	5,368	34,570
TMX Group Ltd.	274	28,804
TORC Oil & Gas Ltd.	10,740	14,409
Torex Gold Resources, Inc.(1)	7,708	119,016
Toromont Industries Ltd.	2,597	146,958
Toronto-Dominion Bank (The)	20,741	1,034,705
Tourmaline Oil Corp.	8,081	102,658
TransAlta Corp.	23,917	153,659
TransAlta Renewables, Inc.	2,597	31,737
Transcontinental, Inc., Class A	2,597	30,542
Trican Well Service Ltd.(1)(2)	10,367	8,902
Tricon Residential, Inc.	5,368	45,352
Turquoise Hill Resources Ltd.(1)(2)	18,968	20,941
Vermilion Energy, Inc.(2)	5,368	21,318
Viemed Healthcare, Inc.(1)(2)	5,368	58,851
Wesdome Gold Mines Ltd.(1)	7,965	88,056
West Fraser Timber Co. Ltd.	2,597	139,273
Western Forest Products, Inc.(2)	8,222	7,438
Westshore Terminals Investment Corp.	1,681	21,316
Wheaton Precious Metals Corp.	5,368	286,683
Whitecap Resources, Inc.	16,110	31,742
WSP Global, Inc.	2,597	176,186
Yamana Gold, Inc.	66,255	410,427
		32,864,383
Denmark — 2.2%
Alm Brand A/S(1)	2,174	23,393
Ambu A/S, B Shares	3,392	99,515
AP Moller - Maersk A/S, A Shares	26	36,938
AP Moller - Maersk A/S, B Shares	46	70,390
Bang & Olufsen A/S(1)(2)	1,874	4,123
Bavarian Nordic A/S(1)(2)	1,093	38,611
Carlsberg A/S, B Shares	769	107,946
Chr Hansen Holding A/S	944	108,391
Coloplast A/S, B Shares	1,549	262,763
D/S Norden A/S	914	14,107
Danske Andelskassers Bank A/S	9,343	10,423
Danske Bank A/S(1)	9,367	144,721
Demant A/S(1)	1,615	48,173
Dfds A/S(1)	1,551	58,458
Drilling Co. of 1972 A/S (The)(1)	1,315	31,192

	Shares	Value
DSV Panalpina A/S	3,715	$580,083
FLSmidth & Co. A/S(1)	1,034	29,858
Genmab A/S, ADR(1)	10,906	411,811
GN Store Nord A/S	2,501	180,953
H Lundbeck A/S	1,753	57,512
H+H International A/S, B Shares(1)	1,677	31,700
ISS A/S(1)	914	14,023
Jyske Bank A/S(1)	1,166	34,702
Netcompany Group A/S(1)	635	54,856
Nilfisk Holding A/S(1)	269	3,513
NKT A/S(1)	516	16,452
NNIT A/S	1,299	29,129
Novo Nordisk A/S, ADR	26,802	1,770,004
Novozymes A/S, B Shares	3,891	229,710
Orsted A/S	4,370	618,346
Pandora A/S	7,849	571,152
Per Aarsleff Holding A/S	1,276	51,627
Ringkjoebing Landbobank A/S	914	68,914
Rockwool International A/S, B Shares	245	92,940
Royal Unibrew A/S	1,147	119,987
Schouw & Co. A/S	380	37,025
SimCorp A/S	2,815	357,689
Spar Nord Bank A/S(1)	3,328	27,708
Sydbank A/S(1)	2,056	34,534
Topdanmark A/S	1,275	54,881
TORM plc(2)	1,313	9,069
Tryg A/S	2,811	86,241
Vestas Wind Systems A/S	5,261	797,759
		7,431,322
Finland — 1.0%
Aktia Bank Oyj(1)	2,841	32,085
Altia Oyj	1,389	14,085
CapMan Oyj, B Shares	6,599	15,959
Cargotec Oyj, B Shares	1,465	46,256
Caverion OYJ(1)	2,217	16,395
Citycon Oyj(2)	2,558	20,533
Elisa Oyj	3,344	196,770
F-Secure Oyj(1)	1,054	3,810
Finnair Oyj(1)(2)	37,208	19,408
Fortum Oyj	8,967	189,441
HKScan Oyj, A Shares(1)	3,096	7,084
Huhtamaki Oyj(1)	1,566	75,717
Kemira Oyj	5,124	70,852
Kesko Oyj, B Shares	9,847	218,394
Kone Oyj, B Shares	3,488	299,293
Konecranes Oyj	1,288	36,652
Metsa Board Oyj	4,758	38,722
Metso Outotec Oyj	20,049	148,562
Musti Group Oyj(1)	343	7,395
Neles Oyj	3,603	49,162
Neste Oyj	6,171	329,569
Nokia Oyj, ADR(1)	42,861	210,019

	Shares	Value
Nokian Renkaat Oyj	914	$25,454
Oriola Oyj, B Shares	1,935	4,424
Orion Oyj, Class B	4,627	217,135
Outokumpu Oyj(1)(2)	9,613	25,967
Rovio Entertainment Oyj(2)	1,257	10,199
Sampo Oyj, A Shares	6,908	278,419
Sanoma Oyj	3,787	49,065
Scanfil Oyj	1,097	7,694
Stora Enso Oyj, R Shares	11,123	163,894
Suominen Oyj	2,539	14,380
Talenom Oyj(2)	1,624	16,779
TietoEVRY Oyj	1,041	31,328
Tokmanni Group Corp.	1,350	24,568
UPM-Kymmene Oyj	13,833	419,945
Uponor Oyj	3,482	61,158
Valmet Oyj	1,315	35,926
Verkkokauppa.com Oyj	1,898	11,055
Wartsila Oyj Abp	6,528	55,760
YIT Oyj	9,216	56,669
		3,555,982
France — 8.8%
ABC arbitrage	1,289	10,490
Accor SA(1)	3,720	114,482
Aeroports de Paris	1,540	161,237
Air France-KLM(1)(2)	17,148	77,174
Air Liquide SA	7,099	1,179,225
Airbus SE(1)	8,325	685,475
Akka Technologies(1)(2)	300	5,887
Albioma SA	2,326	123,488
ALD SA	6,650	68,292
Alstom SA(1)	11,800	657,471
Alten SA(1)	1,916	166,014
Amundi SA(1)	1,530	118,980
APERAM SA	2,353	69,486
ArcelorMittal SA(1)	28,394	356,629
Arkema SA	4,111	455,413
Atos SE(1)	2,374	205,661
AXA SA	18,930	386,457
Beneteau SA	1,190	10,084
Bigben Interactive(1)	1,795	28,690
BioMerieux	1,935	293,166
BNP Paribas SA, ADR(1)	46,446	1,011,129
Bollore SA	6,406	24,050
Bonduelle SCA	262	6,350
Bouygues SA(1)	9,630	381,793
Bureau Veritas SA(1)	10,368	234,892
Capgemini SE	3,592	496,930
Carrefour SA	19,825	318,307
Casino Guichard Perrachon SA(1)(2)	400	10,389
Cellectis SA, ADR(1)	387	7,140
CGG SA(1)	67,916	61,757
Chargeurs SA	258	4,972

	Shares	Value
Cie de Saint-Gobain(1)	19,321	$782,820
Cie Generale des Etablissements Michelin SCA	6,281	708,667
Cie Plastic Omnium SA	2,597	58,556
Claranova SADIR(1)	910	7,508
CNP Assurances(1)	4,239	56,701
Coface SA(1)	7,436	58,171
Credit Agricole SA(1)	31,595	323,412
Danone SA, ADR	23,562	307,955
Dassault Aviation SA(1)	37	33,646
Dassault Systemes SE	1,405	264,511
DBV Technologies SA(1)(2)	415	1,845
Derichebourg SA	6,406	18,477
Edenred	2,606	134,703
Eiffage SA(1)	4,996	460,071
Electricite de France SA	17,525	184,220
Elior Group SA	2,078	12,178
Elis SA(1)	4,129	53,415
Engie SA(1)	28,789	400,493
Eramet SA(1)	636	21,680
EssilorLuxottica SA(1)	2,712	363,288
Etablissements Maurel et Prom SA(1)	2,308	4,592
Eurazeo SE(1)	1,073	56,672
Eurofins Scientific SE(1)	156	125,048
Euronext NV	4,496	546,512
Eutelsat Communications SA	13,713	137,518
Faurecia SE(1)	5,011	218,082
FIGEAC-AERO(1)	652	2,472
Fnac Darty SA(1)	135	5,893
Gaztransport Et Technigaz SA	1,309	123,176
Genfit(1)(2)	262	1,319
Getlink SE(1)	23,943	366,735
Groupe SFPI(1)	1,804	2,862
Hermes International	523	449,467
Iliad SA(2)	1,795	383,706
Imerys SA	666	27,013
Ingenico Group SA(1)(2)	634	107,719
Innate Pharma SA(1)	5,115	32,996
Interparfums SA(1)	154	7,692
Ipsen SA	1,046	108,306
Jacquet Metal Service SA	152	1,779
JCDecaux SA(1)	128	2,441
Kaufman & Broad SA	1,427	56,418
Kering SA	1,696	1,042,988
L'Oreal SA	3,514	1,162,457
La Francaise des Jeux SAEM	1,022	37,900
Lagardere SCA(1)(2)	2,283	45,333
Legrand SA	3,600	300,135
LISI(1)	798	18,086
Lumibird(1)	158	2,225
LVMH Moet Hennessy Louis Vuitton SE	3,496	1,641,255
Maisons du Monde SA(1)	3,784	61,353
Manitou BF SA(1)	143	2,826

	Shares	Value
Mersen SA(1)	676	$20,566
Metropole Television SA(1)	1,947	24,289
Natixis SA(1)	23,926	65,965
Nexans SA(1)	2,858	160,466
Nexity SA	2,840	97,622
Orange SA, ADR	27,141	302,079
Orpea(1)	1,605	192,858
Pernod Ricard SA	3,345	573,341
Peugeot SA(1)	26,857	460,860
Poxel SA(1)	392	3,166
Publicis Groupe SA(1)	2,578	90,293
Quadient SA	1,805	25,125
Remy Cointreau SA	395	65,041
Renault SA(1)	4,867	138,298
Rexel SA(1)	10,004	133,748
Rubis SCA	409	19,335
Safran SA(1)	5,772	667,651
Sanofi, ADR	20,609	1,042,403
Sartorius Stedim Biotech	517	185,107
Schneider Electric SE	4,228	524,310
SCOR SE(1)	3,962	106,118
SEB SA	517	90,842
SES SA	18,814	133,507
SMCP SA(1)	12	57
Societe BIC SA	638	36,776
Societe Generale SA(1)	10,780	174,358
Sodexo SA	1,532	109,543
Sopra Steria Group(1)	515	83,723
SPIE SA	3,846	65,250
STMicroelectronics NV, (New York)	33,279	1,006,690
Suez SA	3,600	62,378
Tarkett SA(1)	1,765	22,843
Teleperformance	395	121,733
Television Francaise 1(1)(2)	2,959	18,068
Thales SA	395	30,856
TOTAL SE, ADR	32,100	1,270,197
Trigano SA	517	65,723
Ubisoft Entertainment SA(1)	3,202	263,679
Valeo SA	19,220	586,560
Vallourec SA(1)(2)	268	8,198
Valneva SE(1)	1,057	6,581
Veolia Environnement SA	19,060	460,047
Verallia SA	325	10,564
Verimatrix SA(1)	1,658	5,696
Vicat SA	517	17,884
Vinci SA	12,944	1,212,843
Virbac SA(1)	144	32,324
Vivendi SA	4,239	120,501
Worldline SA(1)	635	58,497
X-Fab Silicon Foundries SE(1)(2)	1,022	3,444
		30,044,806

	Shares	Value
Germany — 8.1%
7C Solarparken AG	1,295	$5,439
Aareal Bank AG(1)	3,217	71,934
adidas AG(1)	4,138	1,252,809
ADO Properties SA(1)	1,836	56,374
ADVA Optical Networking SE(1)	1,817	15,387
AIXTRON SE(1)	2,436	27,971
Allianz SE	5,527	1,197,010
Aroundtown SA(1)	29,833	163,301
Aumann AG(1)	167	2,455
AURELIUS Equity Opportunities SE & Co. KGaA(1)	1,536	31,872
Aurubis AG	2,123	152,523
BASF SE	16,392	1,000,175
Bauer AG(1)	1,557	16,992
Bayer AG	12,597	832,343
Bayerische Motoren Werke AG	5,199	373,775
Bayerische Motoren Werke AG, Preference Shares	1,345	75,600
Bechtle AG	1,442	291,360
Befesa SA	676	28,141
Beiersdorf AG	2,202	254,311
Borussia Dortmund GmbH & Co. KGaA	4,483	30,008
Brenntag AG	5,632	352,847
CANCOM SE	395	21,752
Carl Zeiss Meditec AG	693	78,128
CECONOMY AG(1)	3,558	16,440
Commerzbank AG(1)	24,188	140,555
CompuGroup Medical SE & Co. KgaA	1,036	92,792
Continental AG	3,759	409,603
Corestate Capital Holding SA(1)	136	2,613
Covestro AG	8,699	413,792
CropEnergies AG	2,042	29,805
CTS Eventim AG & Co. KGaA(1)	3,365	167,272
Daimler AG	20,893	1,064,998
Delivery Hero SE(1)	1,036	111,126
Dermapharm Holding SE	128	6,808
Deutsche Bank AG(1)	56,284	536,387
Deutsche Boerse AG	1,541	291,288
Deutsche EuroShop AG(1)	2,330	34,677
Deutsche Lufthansa AG(1)	6,162	64,315
Deutsche Pfandbriefbank AG(1)	7,680	55,953
Deutsche Post AG, ADR	18,950	862,604
Deutsche Telekom AG	72,198	1,268,236
Deutsche Wohnen SE	4,241	225,728
Deutz AG(1)	4,361	23,413
Dialog Semiconductor plc(1)	5,372	232,852
DIC Asset AG	2,078	27,391
Draegerwerk AG & Co. KGaA, Preference Shares(1)	734	62,189
Duerr AG	1,174	38,810
E.ON SE	45,925	543,525
Eckert & Ziegler Strahlen- und Medizintechnik AG	636	32,181
Elmos Semiconductor SE	914	23,711
ElringKlinger AG(1)	2,197	15,745

	Shares	Value
Encavis AG	7,680	$140,353
Evonik Industries AG	7,954	230,864
Evotec SE(1)	1,423	37,970
Flatex AG(1)	792	38,432
Fraport AG Frankfurt Airport Services Worldwide(1)	1,677	76,018
Fresenius Medical Care AG & Co. KGaA, ADR	1,677	71,071
Fresenius SE & Co. KGaA	1,795	82,860
FUCHS PETROLUB SE, Preference Shares	3,364	158,639
GEA Group AG	7,847	286,199
Gerresheimer AG	1,555	183,127
Grand City Properties SA	3,238	83,132
GRENKE AG	275	20,091
Hamburger Hafen und Logistik AG	1,663	30,758
Hannover Rueck SE	1,181	201,118
HeidelbergCement AG	2,693	171,003
Heidelberger Druckmaschinen AG(1)	2,597	1,866
HelloFresh SE(1)	1,057	54,329
Henkel AG & Co. KGaA	1,690	151,741
Henkel AG & Co. KGaA, Preference Shares	2,841	289,487
Hornbach Baumarkt AG	275	12,402
Hornbach Holding AG & Co. KGaA	779	84,841
HUGO BOSS AG	1,816	48,087
Hypoport SE(1)	31	18,560
Indus Holding AG	806	27,898
Infineon Technologies AG, ADR	21,762	603,460
IVU Traffic Technologies AG	1,162	21,502
Jenoptik AG	3,033	81,025
JOST Werke AG(1)	1,181	49,656
Jungheinrich AG, Preference Shares	2,338	75,009
K+S AG	5,525	38,311
KION Group AG	2,203	186,306
Kloeckner & Co. SE(1)	4,756	29,190
Knorr-Bremse AG	1,902	241,698
Koenig & Bauer AG(1)	153	3,406
Krones AG	160	10,550
Lanxess AG	5,268	308,390
LEG Immobilien AG	1,446	212,843
Leoni AG(1)	913	6,415
LPKF Laser & Electronics AG	1,662	41,347
Merck KGaA	677	91,819
METRO AG	11,394	112,754
MLP SE	5,002	34,274
MorphoSys AG(1)	268	33,712
MPH Health Care AG(1)	773	2,444
MTU Aero Engines AG	2,208	409,056
Muenchener Rueckversicherungs-Gesellschaft AG	2,685	771,281
Mutares SE & Co. KGaA	399	4,776
Nemetschek SE	2,437	193,838
New Work SE	173	51,464
Nordex SE(1)	2,078	27,144
Norma Group SE	2,301	74,339
PATRIZIA AG	1,315	38,760

	Shares	Value
Pfeiffer Vacuum Technology AG	152	$29,531
Porsche Automobil Holding SE, Preference Shares(1)	3,872	236,973
ProSiebenSat.1 Media SE(1)	9,724	110,064
Puma SE(1)	3,680	304,098
QIAGEN NV(1)	1,258	64,108
QSC AG	2,115	3,295
Rational AG	138	87,920
Rheinmetall AG	1,685	155,935
Rocket Internet SE(1)	2,328	52,641
RTL Group SA(1)	635	21,068
RWE AG	17,811	706,190
S&T AG(1)	1,786	49,827
SAF-Holland SE(1)	2,558	21,069
Salzgitter AG(1)	1,548	24,984
SAP SE, ADR	7,176	1,186,982
Sartorius AG, Preference Shares	1,055	446,784
Scout24 AG	2,870	266,849
SGL Carbon SE(1)	1,038	4,031
Siemens AG, ADR	11,794	818,857
Siemens Healthineers AG	2,308	104,924
Siltronic AG	1,181	109,796
Sixt SE(1)	551	49,823
Sixt SE, Preference Shares	673	37,871
SLM Solutions Group AG(1)	160	1,433
SMA Solar Technology AG(1)	134	6,058
Software AG	792	39,479
Stabilus SA	1,831	96,896
Stroeer SE & Co. KGaA(1)	1,572	122,483
Suedzucker AG	2,314	47,244
SUESS MicroTec SE(1)	275	4,984
Symrise AG	2,436	335,616
TAG Immobilien AG(1)	5,498	164,060
Takkt AG(1)	258	3,400
TeamViewer AG(1)	1,601	86,781
Tele Columbus AG(1)	3,322	13,673
Telefonica Deutschland Holding AG	63,918	176,782
thyssenkrupp AG(1)	1,917	13,796
Uniper SE	5,506	180,416
United Internet AG	3,084	151,387
Varta AG(1)	894	139,151
VERBIO Vereinigte BioEnergie AG	2,597	44,630
Volkswagen AG(1)	528	94,763
Volkswagen AG, Preference Shares(1)	3,223	536,785
Vonovia SE	11,273	807,134
Wacker Chemie AG	611	59,684
Wacker Neuson SE(1)	263	5,139
Washtec AG(1)	395	17,709
Wuestenrot & Wuerttembergische AG	1,276	22,171
Zalando SE(1)	2,589	226,217
		27,674,422
Hong Kong — 2.9%
Aeon Credit Service Asia Co. Ltd.	2,000	1,332

	Shares	Value
AIA Group Ltd.	106,464	$1,083,179
Apollo Future Mobility Group Ltd.(1)(2)	20,000	1,082
Asia Allied Infrastructure Holdings Ltd.	10,000	787
ASM Pacific Technology Ltd.	19,200	206,454
Ausnutria Dairy Corp. Ltd.(1)(2)	32,000	52,753
Bank of East Asia Ltd. (The)	58,600	131,956
BeiGene Ltd., ADR(1)	275	66,432
BOC Hong Kong Holdings Ltd.	83,500	234,930
BOCOM International Holdings Co. Ltd.	33,000	4,542
Bright Smart Securities & Commodities Group Ltd.	8,000	1,867
Budweiser Brewing Co. APAC Ltd.	8,800	29,549
Cafe de Coral Holdings Ltd.	22,000	50,690
Century City International Holdings Ltd.	16,000	835
Chen Hsong Holdings	4,000	926
China Star Entertainment Ltd.(1)	20,000	4,202
China Tonghai International Financial Ltd.(1)	20,000	668
Chinese Estates Holdings Ltd.	26,500	17,140
Chow Sang Sang Holdings International Ltd.	23,000	25,822
Chuang's Consortium International Ltd.	16,000	1,947
CITIC Telecom International Holdings Ltd.	4,000	1,386
CK Asset Holdings Ltd.	82,000	441,382
CK Hutchison Holdings Ltd.	40,500	262,846
CK Infrastructure Holdings Ltd.	4,000	20,982
CLP Holdings Ltd.	23,500	230,603
Comba Telecom Systems Holdings Ltd.(2)	124,000	54,033
Convenience Retail Asia Ltd.	32,000	16,432
Cowell e Holdings, Inc.	36,000	14,371
Crystal International Group Ltd.	11,500	3,102
CSI Properties Ltd.	240,000	7,433
Dah Sing Banking Group Ltd.	19,200	18,212
Dah Sing Financial Holdings Ltd.	8,000	22,716
Dairy Farm International Holdings Ltd.	18,500	77,179
Dickson Concepts International Ltd.	15,500	7,020
Dream International Ltd.	2,000	773
Eagle Nice International Holdings Ltd.	4,000	1,524
Emperor Capital Group Ltd.(1)	36,000	666
Emperor Entertainment Hotel Ltd.	10,000	1,469
Emperor International Holdings Ltd.	32,000	4,826
Esprit Holdings Ltd.(1)	42,500	4,860
Fairwood Holdings Ltd.	4,500	11,041
Far East Consortium International Ltd.	36,000	11,494
FIH Mobile Ltd.(1)	66,000	7,577
First Pacific Co. Ltd.	102,000	28,536
FSE Services Group Ltd.	3,000	1,227
Galaxy Entertainment Group Ltd.	44,000	343,581
Get Nice Holdings Ltd.	280,000	5,670
Giordano International Ltd.	16,000	2,679
Grand Ming Group Holdings Ltd.	8,000	4,725
Guotai Junan International Holdings Ltd.	195,000	28,592
Haitong International Securities Group Ltd.	89,000	23,677
Hang Lung Group Ltd.	46,000	118,493
Hang Lung Properties Ltd.	77,000	216,379

	Shares	Value
Hang Seng Bank Ltd.	15,000	$235,039
Health & Happiness H&H International Holdings Ltd.	3,500	15,261
Henderson Land Development Co. Ltd.	34,000	132,713
Hengdeli Holdings Ltd.(1)	128,000	4,953
HK Electric Investments & HK Electric Investments Ltd.	2,000	2,033
HKBN Ltd.	9,000	16,838
HKT Trust & HKT Ltd.	53,000	75,674
Hong Kong & China Gas Co. Ltd.	58,800	85,383
Hong Kong Exchanges & Clearing Ltd.	18,788	944,485
Hongkong & Shanghai Hotels Ltd. (The)	20,000	15,994
Hongkong Land Holdings Ltd.	30,800	117,610
Hua Medicine(1)	7,000	5,225
Hutchison Telecommunications Hong Kong Holdings Ltd.	68,000	10,833
Hysan Development Co. Ltd.	21,000	66,278
International Housewares Retail Co. Ltd.	24,000	7,549
IT Ltd.(1)	8,000	1,087
Jacobson Pharma Corp. Ltd.	8,000	1,307
Jardine Matheson Holdings Ltd.	1,300	54,374
Jardine Strategic Holdings Ltd.	2,400	48,124
Johnson Electric Holdings Ltd.	18,000	35,467
K Wah International Holdings Ltd.	62,000	29,368
Karrie International Holdings Ltd.	40,000	5,878
Keck Seng Investments	2,000	774
Kerry Logistics Network Ltd.	7,000	11,598
Kerry Properties Ltd.	12,500	32,413
Kwoon Chung Bus Holdings Ltd.	4,000	1,243
Lai Sun Development Co. Ltd.	8,400	8,766
Leyou Technologies Holdings Ltd.(1)(2)	25,000	10,435
Lifestyle International Holdings Ltd.	26,000	23,823
Luk Fook Holdings International Ltd.	25,000	55,805
Macau Legend Development Ltd.(1)	10,000	1,212
Man Wah Holdings Ltd.	104,000	144,725
Mandarin Oriental International Ltd.(1)	14,200	23,698
Melco International Development Ltd.	42,000	91,894
Melco Resorts & Entertainment Ltd., ADR	8,578	167,443
MGM China Holdings Ltd.(2)	6,000	8,715
Microport Scientific Corp.	8,000	36,260
Minmetals Land Ltd.	72,000	8,790
Minth Group Ltd.	48,000	160,297
Modern Dental Group Ltd.	9,000	1,481
MTR Corp. Ltd.	22,286	115,137
Multifield International Holdings Ltd.	32,000	1,115
New World Development Co. Ltd.	67,750	350,518
NewOcean Energy Holdings Ltd.(1)	8,000	720
Nissin Foods Co. Ltd.	7,000	7,588
NWS Holdings Ltd.	57,000	48,319
O-Net Technologies Group Ltd.(1)	2,000	1,626
Pacific Basin Shipping Ltd.	183,000	26,640
Pacific Textiles Holdings Ltd.	44,000	19,431
Paliburg Holdings Ltd.	4,000	945
PCCW Ltd.	145,000	90,786
Perfect Shape Medical Ltd.	24,000	7,702

	Shares	Value
Pico Far East Holdings Ltd.	16,000	$2,033
Playmates Holdings Ltd.	16,000	1,672
Power Assets Holdings Ltd.	21,000	119,645
Public Financial Holdings Ltd.	4,000	999
Regal Hotels International Holdings Ltd.	4,000	1,445
Regina Miracle International Holdings Ltd.	5,000	1,410
Sa Sa International Holdings Ltd.(2)	6,000	1,010
Sands China Ltd.	52,000	228,864
SAS Dragon Holdings Ltd.	4,000	1,240
Shangri-La Asia Ltd.	58,000	47,169
Shun Tak Holdings Ltd.	74,000	25,475
Singamas Container Holdings Ltd.	62,000	2,674
Sino Land Co. Ltd.	76,000	88,268
SITC International Holdings Co. Ltd.	85,000	110,771
SJM Holdings Ltd.	123,000	168,804
SmarTone Telecommunications Holdings Ltd.	12,500	6,850
Soundwill Holdings Ltd.	2,000	1,822
Sun Hung Kai & Co. Ltd.	33,000	13,569
Sun Hung Kai Properties Ltd.	16,000	213,143
SUNeVision Holdings Ltd.	44,000	32,659
Swire Pacific Ltd., Class A	14,500	78,027
Swire Properties Ltd.	28,200	76,262
Symphony Holdings Ltd.	10,000	1,132
Techtronic Industries Co. Ltd.	29,500	372,795
Television Broadcasts Ltd.	1,200	1,354
Texwinca Holdings Ltd.	32,000	4,657
TK Group Holdings Ltd.(2)	4,000	1,334
United Laboratories International Holdings Ltd. (The)	56,000	65,793
Upbest Group Ltd.	8,000	866
Value Partners Group Ltd.	12,000	5,480
Vitasoy International Holdings Ltd.(2)	44,000	156,393
VTech Holdings Ltd.	6,200	36,109
Wang On Group Ltd.	620,000	5,101
WH Group Ltd.	352,100	303,123
Wharf Real Estate Investment Co. Ltd.	52,000	215,398
Wynn Macau Ltd.	48,800	90,882
Xin Point Holdings Ltd.	5,000	1,280
Xinyi Glass Holdings Ltd.	104,000	178,503
Yue Yuen Industrial Holdings Ltd.	23,000	39,747
		9,987,709
Ireland — 0.6%
AIB Group plc(1)	16,778	20,709
Bank of Ireland Group plc(1)	40,450	90,944
C&C Group plc	4,410	12,615
Cairn Homes plc(1)	23,549	21,950
Cpl Resources plc	851	7,213
CRH plc	13,829	512,588
Dalata Hotel Group plc	12,690	41,466
FBD Holdings plc(1)	1,472	10,577
Glanbia plc	5,100	58,699
Glenveagh Properties plc(1)	11,263	9,484
Kerry Group plc, A Shares	4,548	597,836

	Shares	Value
Kingspan Group plc(1)	2,200	$188,838
Origin Enterprises plc	9,051	37,185
Permanent TSB Group Holdings plc(1)	4,495	2,736
Smurfit Kappa Group plc	11,417	404,064
Uniphar plc(1)	4,021	11,040
		2,027,944
Israel — 0.8%
Adgar Investment and Development Ltd.	2,591	3,658
Airport City Ltd.(1)	2,180	25,364
Allot Ltd.(1)	607	6,386
Alony Hetz Properties & Investments Ltd.	1,917	22,462
Amot Investments Ltd.	3,842	19,681
Arko Holdings Ltd.(1)	9,988	6,063
Ashtrom Group Ltd.	1,410	18,999
Ashtrom Properties Ltd.	932	3,805
AudioCodes Ltd.	1,046	32,813
Azrieli Group Ltd.	518	27,899
Bank Hapoalim BM	18,060	109,283
Bank Leumi Le-Israel BM	25,710	131,552
BATM Advanced Communications(1)(2)	7,085	12,682
Bezeq The Israeli Telecommunication Corp. Ltd.(1)	20,877	23,825
Caesarstone Ltd.	1,341	14,798
Camtek Ltd.(1)	2,043	31,165
Carasso Motors Ltd.	1,552	4,961
Cellcom Israel Ltd.(1)	5,994	21,846
Ceragon Networks Ltd.(1)	1,161	2,670
Check Point Software Technologies Ltd.(1)	1,729	218,304
Clal Insurance Enterprises Holdings Ltd.(1)	1,677	16,454
Compugen Ltd.(1)	491	8,489
CyberArk Software Ltd.(1)	747	82,544
Delek Automotive Systems Ltd.	1,685	9,359
Elbit Systems Ltd.	519	69,988
Elco Ltd.	317	11,567
Electra Consumer Products 1970 Ltd.	477	13,343
Electra Ltd.	48	21,771
Equital Ltd.(1)	914	18,262
Fattal Holdings 1998 Ltd.(1)	150	9,911
FIBI Holdings Ltd.	679	17,836
First International Bank of Israel Ltd.	1,571	36,752
Fiverr International Ltd.(1)	108	13,030
Fox Wizel Ltd.	552	27,313
Freshmarket Ltd.	2,544	10,834
Gazit-Globe Ltd.	2,957	15,344
Gilat Satellite Networks Ltd.(1)	3,084	16,662
Hagag Group Real Estate Development(1)	909	2,352
Harel Insurance Investments & Financial Services Ltd.(1)	3,482	24,943
Hilan Ltd.	635	29,847
ICL Group Ltd.	13,571	50,446
Inrom Construction Industries Ltd.	8,205	32,925
Isracard Ltd.	3,854	10,723
Israel Corp. Ltd. (The)(1)	37	4,398
Israel Discount Bank Ltd., A Shares	31,992	102,372

	Shares	Value
Ituran Location and Control Ltd.	914	$13,253
Kamada Ltd.(1)	646	6,348
Kenon Holdings Ltd.	137	3,039
Kornit Digital Ltd.(1)	552	34,185
Magic Software Enterprises Ltd.	953	14,508
Matrix IT Ltd.	1,555	39,961
Maytronics Ltd.	1,809	26,663
Mediterranean Towers Ltd.(1)	4,988	11,371
Melisron Ltd.	395	15,810
Menora Mivtachim Holdings Ltd.	1,677	21,781
Migdal Insurance & Financial Holdings Ltd.	6,038	4,905
Mivne Real Estate KD Ltd.(1)	15,370	31,777
Mizrahi Tefahot Bank Ltd.	3,346	68,085
Naphtha Israel Petroleum Corp. Ltd.(1)	1,293	4,767
Nawi Brothers Ltd.(1)	1,403	6,523
Nice Ltd., ADR(1)	670	154,000
Oil Refineries Ltd.	69,721	14,185
Partner Communications Co. Ltd.(1)	9,340	40,304
Paz Oil Co. Ltd.	285	28,871
Phoenix Holdings Ltd. (The)(1)	5,399	26,975
Radware Ltd.(1)	961	24,909
Raval Ics Ltd.(1)	1,918	4,250
Sapiens International Corp. NV	1,036	34,487
Shapir Engineering and Industry Ltd.(1)	5,643	39,380
Shikun & Binui Ltd.(1)	10,740	47,892
Shufersal Ltd.	7,421	58,351
Silicom Ltd.(1)	463	17,080
Strauss Group Ltd.	1,524	44,472
Summit Real Estate Holdings Ltd.	1,024	10,049
Tel Aviv Stock Exchange Ltd.	2,538	11,844
Teva Pharmaceutical Industries Ltd., ADR(1)	8,206	80,993
Tower Semiconductor Ltd.(1)	4,130	81,038
Union Bank of Israel	762	4,197
Wix.com Ltd.(1)	412	121,388
ZUR Shamir Holdings Ltd.	905	1,960
		2,545,282
Italy — 2.2%
A2A SpA	89,917	131,157
ACEA SpA	3,238	66,723
Amplifon SpA(1)	2,078	69,195
Arnoldo Mondadori Editore SpA(1)	544	684
Ascopiave SpA	6,284	24,627
Assicurazioni Generali SpA	6,528	101,235
ASTM SpA(1)	1,683	34,245
Atlantia SpA(1)	5,521	87,810
Autogrill SpA(1)	4,117	21,059
Azimut Holding SpA	4,758	92,191
Banca Farmafactoring SpA(1)	7,704	42,779
Banca Generali SpA(1)	1,154	35,225
Banca IFIS SpA(1)	1,555	16,188
Banca Mediolanum SpA	3,360	24,900
Banca Monte dei Paschi di Siena SpA(1)	14,985	25,603

	Shares	Value
Banca Popolare di Sondrio SCPA(1)	31,761	$76,285
Banco BPM SpA(1)	55,657	93,690
Banco di Desio e della Brianza SpA(1)	2,079	5,583
BPER Banca(1)	16,522	45,319
Brunello Cucinelli SpA(1)	792	25,020
Buzzi Unicem SpA	1,276	31,316
Cairo Communication SpA(1)	1,292	2,054
Carel Industries SpA	894	21,871
Cementir Holding NV	907	6,329
Cerved Group SpA(1)	4,367	37,269
CIR SpA-Compagnie Industriali(1)	13,212	6,321
CNH Industrial NV(1)	28,394	224,961
Credito Emiliano SpA(1)	4,758	24,150
Credito Valtellinese SpA(1)	1,197	10,616
d'Amico International Shipping SA(1)	35,698	3,990
Danieli & C Officine Meccaniche SpA	415	6,194
Danieli & C Officine Meccaniche SpA, Preference Shares	1,532	13,352
Datalogic SpA	161	2,173
Davide Campari-Milano NV	3,600	37,013
De' Longhi SpA(1)	537	17,830
DiaSorin SpA	153	27,658
El.En. SpA(1)	250	6,633
Enav SpA	5,752	24,152
Enel SpA	125,871	1,141,521
Eni SpA, ADR	18,326	340,864
ERG SpA	1,693	44,755
Esprinet SpA(1)	2,825	17,611
Falck Renewables SpA	2,590	17,363
Ferrari NV	2,172	423,113
Fiat Chrysler Automobiles NV(1)	26,253	289,385
Fiera Milano SpA	654	2,071
Fincantieri SpA(1)	27,906	19,758
FinecoBank Banca Fineco SpA(1)	7,930	120,075
Freni Brembo SpA(1)	7,817	75,315
Geox SpA(1)	2,582	2,031
Gruppo MutuiOnline SpA	514	14,232
Hera SpA	32,625	124,675
IMA Industria Macchine Automatiche SpA(1)	895	71,788
IMMSI SpA(1)	5,389	2,484
Infrastrutture Wireless Italiane SpA	2,560	24,973
Interpump Group SpA	914	31,999
Intesa Sanpaolo SpA(1)	228,154	490,904
Iren SpA	44,000	115,052
Italgas SpA	23,823	153,525
Leonardo SpA	4,117	27,865
Maire Tecnimont SpA(1)	9,626	17,405
Mediaset SpA(1)	8,728	16,137
Mediobanca Banca di Credito Finanziario SpA	8,571	74,396
Moncler SpA(1)	4,483	173,915
OVS SpA(1)	13,943	13,416
Piaggio & C SpA	8,850	25,140
Piovan SpA(1)	515	2,507

	Shares	Value
Pirelli & C SpA(1)	4,239	$18,328
Poste Italiane SpA	6,807	62,424
Prysmian SpA	8,331	232,850
RAI Way SpA	6,009	39,213
Recordati Industria Chimica e Farmaceutica SpA	1,795	97,783
Reno de Medici SpA	6,142	6,022
Reply SpA	800	88,743
Retelit SpA	1,805	4,362
Safilo Group SpA(1)	3,360	2,608
Saipem SpA	17,281	36,989
Salvatore Ferragamo SpA(1)	2,709	38,985
Saras SpA(1)	40,565	28,161
Sesa SpA	517	46,322
Snam SpA	59,633	305,640
Societa Cattolica di Assicurazioni SC(1)	2,959	17,576
Sogefi SpA(1)	5,008	5,458
Technogym SpA(1)	4,759	42,819
Telecom Italia SpA/Milano	85,960	40,883
Telecom Italia SpA/Milano, Preference Shares	53,606	25,304
Tenaris SA, ADR	4,228	49,298
Terna Rete Elettrica Nazionale SpA	42,848	309,789
Tinexta Spa(1)	910	18,954
Tod's SpA(1)	31	892
UniCredit SpA(1)	37,731	371,721
Unieuro SpA(1)	392	4,189
Unione di Banche Italiane SpA(1)	36,713	158,866
Unipol Gruppo SpA(1)	12,792	61,616
Webuild SpA	13,941	18,121
		7,531,591
Japan — 22.8%
77 Bank Ltd. (The)	1,900	27,774
A&D Co. Ltd.	400	2,410
ABC-Mart, Inc.(2)	900	47,326
Access Co. Ltd.	200	1,784
Achilles Corp.	400	6,688
Acom Co. Ltd.	3,100	12,089
Ad-sol Nissin Corp.	300	7,000
Adastria Co. Ltd.(2)	1,700	26,503
ADEKA Corp.	3,300	48,154
Advan Co. Ltd.	200	2,540
Advantest Corp.	3,500	166,921
Aeon Co. Ltd.(2)	17,500	433,572
Aeon Delight Co. Ltd.	800	23,634
Aeon Fantasy Co. Ltd.(2)	200	3,217
AEON Financial Service Co. Ltd.(2)	3,900	34,582
Aeon Mall Co. Ltd.(2)	4,100	54,154
Aeria, Inc.(1)	900	4,565
AGC, Inc.	7,300	206,277
Ai Holdings Corp.	900	15,040
Aica Kogyo Co. Ltd.	1,200	41,120
Aichi Corp.	500	3,869
Aichi Steel Corp.	700	17,488

	Shares	Value
Aida Engineering Ltd.	1,400	$9,053
Aiful Corp.(1)	3,100	7,382
Ain Holdings, Inc.	900	58,377
Air Water, Inc.	3,200	44,781
Airport Facilities Co. Ltd.	1,500	5,910
Aisan Industry Co. Ltd.	900	4,034
Aisin Seiki Co. Ltd.	5,000	171,316
Aizawa Securities Co. Ltd.	400	2,605
Ajinomoto Co., Inc.	10,800	201,044
Akatsuki, Inc.	300	11,431
Akebono Brake Industry Co. Ltd.(1)	600	946
Alconix Corp.	1,500	19,913
Alfresa Holdings Corp.	3,400	68,208
Alinco, Inc.	300	2,625
Alpen Co. Ltd.	200	3,385
Alps Alpine Co. Ltd.	7,100	112,367
Altech Corp.	900	15,484
Amada Co. Ltd.	5,900	52,389
Amano Corp.	2,000	41,621
Amuse, Inc.	900	19,908
ANA Holdings, Inc.(1)	2,200	54,302
Anest Iwata Corp.	1,100	8,470
Anritsu Corp.(2)	2,900	63,257
AOKI Holdings, Inc.	1,400	7,540
Aomori Bank Ltd. (The)	700	14,569
Aoyama Trading Co. Ltd.	900	5,403
Aozora Bank Ltd.	4,600	82,231
Arakawa Chemical Industries Ltd.	200	2,237
Arata Corp.	1,000	47,746
Arcland Sakamoto Co. Ltd.	1,800	35,741
Arcland Service Holdings Co. Ltd.	700	13,071
Arcs Co. Ltd.(2)	1,200	29,789
Argo Graphics, Inc.	600	19,850
Arisawa Manufacturing Co. Ltd.	1,100	9,690
ARTERIA Networks Corp.	1,000	16,498
Artnature, Inc.	1,100	6,378
Aruhi Corp.	1,000	15,989
AS One Corp.	100	12,758
Asahi Co. Ltd.	1,300	22,400
Asahi Diamond Industrial Co. Ltd.	2,000	9,343
Asahi Group Holdings Ltd.	5,400	188,761
Asahi Holdings, Inc.	2,500	83,780
Asahi Intecc Co. Ltd.	2,200	65,168
Asahi Kasei Corp.	22,000	184,162
Asahi Net, Inc.	900	8,000
ASAHI YUKIZAI Corp.	100	1,175
Asanuma Corp.	500	20,870
Asia Pile Holdings Corp.	400	1,750
Asics Corp.	1,300	17,877
ASKA Pharmaceutical Co. Ltd.	200	2,247
ASKUL Corp.	1,100	33,893
Astellas Pharma, Inc.	30,100	472,399

	Shares	Value
Asukanet Co. Ltd.	100	$1,269
Ateam, Inc.	100	871
Atom Corp.(2)	1,600	13,572
Autobacs Seven Co. Ltd.	800	10,341
Avant Corp.	900	8,811
Avex, Inc.	600	5,172
Awa Bank Ltd. (The)	1,300	29,274
Axial Retailing, Inc.	1,200	54,382
Azbil Corp.	2,100	65,778
Bandai Namco Holdings, Inc.	3,500	216,994
Bando Chemical Industries Ltd.	1,400	7,648
Bank of Iwate Ltd. (The)	600	14,117
Bank of Kyoto Ltd. (The)	1,800	76,577
Bank of Nagoya Ltd. (The)	300	6,593
Bank of Okinawa Ltd. (The)	700	19,693
Bank of the Ryukyus Ltd.	600	4,999
BASE, Inc.(1)	100	8,587
BayCurrent Consulting, Inc.	500	53,305
Beenos, Inc.	900	13,797
Belc Co. Ltd.(2)	600	42,375
Bell System24 Holdings, Inc.	1,200	19,494
Belluna Co. Ltd.	1,900	18,164
Benefit One, Inc.	2,100	50,648
Benesse Holdings, Inc.	3,500	89,250
BeNEXT Group, Inc.	800	8,475
Bengo4.com, Inc.(1)	100	10,213
Bic Camera, Inc.(2)	3,100	34,276
BML, Inc.	1,000	25,455
Bookoff Group Holdings Ltd.	100	801
Br Holdings Corp.	2,100	12,593
BrainPad, Inc.(1)	100	3,666
Bridgestone Corp.	12,700	401,918
Broadleaf Co. Ltd.	2,000	9,535
Brother Industries Ltd.	8,000	132,131
Bunka Shutter Co. Ltd.	2,700	19,184
CAC Holdings Corp.	100	1,226
Calbee, Inc.	2,600	81,136
Can Do Co. Ltd.	500	10,201
Canon Electronics, Inc.	700	9,755
Canon Marketing Japan, Inc.	500	8,930
Canon, Inc., ADR	10,572	181,416
Capcom Co. Ltd.	3,200	154,903
Carenet, Inc.	300	7,681
Casio Computer Co. Ltd.	8,500	136,529
Cawachi Ltd.	600	17,068
Central Automotive Products Ltd.	500	10,844
Central Glass Co. Ltd.	900	17,791
Central Japan Railway Co.	1,400	209,112
Central Security Patrols Co. Ltd.	100	3,353
Change, Inc.(1)	600	41,858
Charm Care Corp. KK	800	7,528
Chiba Bank Ltd. (The)	14,500	75,056

	Shares	Value
Chiba Kogyo Bank Ltd. (The)	700	$1,457
Chikaranomoto Holdings Co. Ltd.	200	1,281
Chiyoda Co. Ltd.	100	951
Chiyoda Corp.(1)	400	1,042
Chiyoda Integre Co. Ltd.	100	1,511
Chubu Electric Power Co., Inc.	9,200	113,613
Chubu Shiryo Co. Ltd.	1,300	19,983
Chudenko Corp.	900	19,121
Chugai Pharmaceutical Co. Ltd.	9,600	428,047
Chugoku Bank Ltd. (The)	5,000	46,155
Chugoku Electric Power Co., Inc. (The)(2)	4,800	58,526
CI Takiron Corp.	800	5,084
Citizen Watch Co. Ltd.	4,200	13,319
CKD Corp.	700	9,560
Cleanup Corp.	200	962
CMIC Holdings Co. Ltd.	500	6,171
CMK Corp.	400	1,748
Coca-Cola Bottlers Japan Holdings, Inc.	4,800	79,948
cocokara fine, Inc.	600	33,538
COLOPL, Inc.	300	2,722
Colowide Co. Ltd.(2)	1,800	28,109
Computer Engineering & Consulting Ltd.	1,600	24,509
COMSYS Holdings Corp.	2,700	75,281
Comture Corp.	800	16,847
Concordia Financial Group Ltd.	30,900	101,592
CONEXIO Corp.	800	9,801
Core Corp.	100	1,267
Cosel Co. Ltd.	100	816
Cosmo Energy Holdings Co. Ltd.	3,700	58,373
Cosmos Initia Co. Ltd.	200	787
Cosmos Pharmaceutical Corp.(2)	800	140,772
Create Restaurants Holdings, Inc.(2)	2,600	16,125
Create SD Holdings Co. Ltd.	1,600	57,694
Credit Saison Co. Ltd.	7,700	87,518
Creek & River Co. Ltd.	700	7,950
Cresco Ltd.	700	8,343
CTI Engineering Co. Ltd.	800	13,845
CTS Co. Ltd.	1,300	10,388
Curves Holdings Co. Ltd.	2,300	14,644
CyberAgent, Inc.	3,100	165,088
CYBERDYNE, Inc.(1)(2)	200	895
Cybernet Systems Co. Ltd.	500	3,755
Cybozu, Inc.	900	26,490
Dai Nippon Printing Co. Ltd.(2)	5,100	108,203
Dai Nippon Toryo Co. Ltd.	400	3,326
Dai-ichi Life Holdings, Inc.	17,300	261,001
Daibiru Corp.	1,300	14,612
Daicel Corp.	7,600	54,993
Daido Metal Co. Ltd.	2,400	11,971
Daido Steel Co. Ltd.	600	19,917
Daifuku Co. Ltd.	400	35,127
Daihen Corp.	800	31,531

	Shares	Value
Daiho Corp.	300	$7,617
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	500	3,676
Daiichi Sankyo Co. Ltd.	3,400	303,394
Daiichikosho Co. Ltd.	1,500	46,688
Daiken Corp.	300	4,682
Daiki Aluminium Industry Co. Ltd.	1,500	7,091
Daikin Industries Ltd.	2,700	507,708
Daikoku Denki Co. Ltd.	200	1,934
Daikokutenbussan Co. Ltd.	600	33,143
Daikyonishikawa Corp.	800	4,319
Daio Paper Corp.	4,000	54,523
Daiseki Co. Ltd.	700	16,859
Daishi Hokuetsu Financial Group, Inc.	1,800	34,327
Daito Pharmaceutical Co. Ltd.	900	29,294
Daito Trust Construction Co. Ltd.	1,600	141,717
Daiwa House Industry Co. Ltd.	5,400	144,440
Daiwa Industries Ltd.	900	7,757
Daiwa Securities Group, Inc.(2)	27,400	123,314
Daiwabo Holdings Co. Ltd.	1,400	84,111
DCM Holdings Co. Ltd.	7,300	89,379
DD Holdings Co. Ltd.	200	1,649
Dear Life Co. Ltd.	300	1,612
DeNA Co. Ltd.	1,800	28,609
Denka Co. Ltd.	3,400	95,482
Densan System Co. Ltd.	100	3,392
Denso Corp.	7,000	293,516
Dentsu Group, Inc.	3,300	86,286
Denyo Co. Ltd.	700	14,338
Descente Ltd.(1)	600	10,258
Dexerials Corp.	2,200	21,940
DIC Corp.	4,400	104,076
Digital Arts, Inc.	400	30,817
Digital Garage, Inc.	2,000	60,595
Digital Hearts Holdings Co. Ltd.	700	6,819
Digital Information Technologies Corp.	500	5,815
Dip Corp.	1,400	30,926
Disco Corp.	100	23,235
DKK Co. Ltd.	100	2,225
DKS Co. Ltd.	300	12,408
DMG Mori Co. Ltd.	3,500	44,319
Doshisha Co. Ltd.	900	17,240
Double Standard, Inc.	200	8,698
Doutor Nichires Holdings Co. Ltd.	1,100	17,033
Dowa Holdings Co. Ltd.	1,900	58,407
DTS Corp.	2,200	46,103
Duskin Co. Ltd.	600	15,077
DyDo Group Holdings, Inc.	700	32,789
E-Guardian, Inc.	600	19,012
Eagle Industry Co. Ltd.	1,200	8,412
Earth Corp.	300	22,123
East Japan Railway Co.	2,900	188,479
Ebara Corp.	4,300	109,838

	Shares	Value
Ebase Co. Ltd.	900	$10,167
Eco's Co. Ltd.	500	10,480
EDION Corp.	4,300	48,672
eGuarantee, Inc.	200	4,247
Ehime Bank Ltd. (The)	1,500	16,338
Eiken Chemical Co. Ltd.	400	7,182
Eisai Co. Ltd.	1,500	130,895
Eizo Corp.	400	15,087
Elan Corp.	100	2,315
Elecom Co. Ltd.	700	31,644
Electric Power Development Co. Ltd.	3,100	46,710
Elematec Corp.	200	1,742
EM Systems Co. Ltd.	200	1,638
en-japan, Inc.	1,100	31,738
ENEOS Holdings, Inc.	93,100	364,351
Enigmo, Inc.	1,200	17,550
EPS Holdings, Inc.	100	948
eRex Co. Ltd.	400	4,758
ES-Con Japan Ltd.	1,800	12,920
ESPEC Corp.	1,100	18,956
euglena Co. Ltd.(1)	200	1,488
Exedy Corp.	1,500	20,081
Ezaki Glico Co. Ltd.	700	29,714
F.C.C. Co. Ltd.	2,500	45,376
FAN Communications, Inc.	1,400	6,004
Fancl Corp.	1,400	45,637
FANUC Corp.	800	140,036
Fast Retailing Co. Ltd.	700	416,967
Feed One Co. Ltd.	9,100	15,787
Ferrotec Holdings Corp.	3,400	24,572
Fibergate, Inc.	100	1,690
FIDEA Holdings Co. Ltd.	1,900	1,859
Financial Products Group Co. Ltd.(2)	2,400	12,167
FINDEX, Inc.	200	2,334
First Bank of Toyama Ltd. (The)	400	999
First Juken Co. Ltd.	100	933
Fixstars Corp.	800	8,762
FJ Next Co. Ltd.	100	766
Foster Electric Co. Ltd.	500	5,482
FP Corp.	400	30,419
France Bed Holdings Co. Ltd.	900	7,247
Freebit Co. Ltd.	200	1,607
Freee KK(1)	400	22,048
FTGroup Co. Ltd.	200	2,546
Fudo Tetra Corp.	700	9,290
Fuji Co. Ltd.	1,000	17,546
Fuji Corp. Ltd.	200	978
Fuji Corp./Aichi(2)	600	10,704
Fuji Electric Co. Ltd.	2,000	62,332
Fuji Kyuko Co. Ltd.	1,000	31,718
Fuji Oil Co. Ltd.(1)	500	867
Fuji Seal International, Inc.	1,700	30,839

	Shares	Value
Fuji Soft, Inc.	600	$27,121
Fujibo Holdings, Inc.	600	20,243
Fujicco Co. Ltd.	600	11,758
FUJIFILM Holdings Corp.	2,900	138,023
Fujikura Ltd.	14,100	40,968
Fujimori Kogyo Co. Ltd.	1,000	37,005
Fujio Food Group, Inc.	200	2,467
Fujita Kanko, Inc.	100	1,423
Fujitec Co. Ltd.	1,600	31,894
Fujitsu General Ltd.	2,000	52,197
Fujitsu Ltd.	4,000	521,753
Fukui Bank Ltd. (The)	600	9,721
Fukui Computer Holdings, Inc.	400	10,310
Fukuoka Financial Group, Inc.	6,000	98,992
Fukushima Galilei Co. Ltd.	100	3,145
Fukuyama Transporting Co. Ltd.	1,200	58,998
FULLCAST Holdings Co. Ltd.	500	7,545
Fumakilla Ltd.	800	14,063
Funai Electric Co. Ltd.(1)	200	928
Funai Soken Holdings, Inc.	1,300	26,012
Furukawa Battery Co. Ltd. (The)	1,200	12,563
Furukawa Co. Ltd.	2,100	21,069
Furukawa Electric Co. Ltd.	3,100	73,533
Furuno Electric Co. Ltd.	1,800	15,967
Furyu Corp.	800	7,850
Fuso Chemical Co. Ltd.	1,000	33,601
Futaba Corp.	800	6,739
Futaba Industrial Co. Ltd.	2,600	13,554
Future Corp.	1,100	19,926
Fuyo General Lease Co. Ltd.	1,100	66,171
G-7 Holdings, Inc.	800	24,162
G-Tekt Corp.	500	4,864
Gakken Holdings Co. Ltd.	800	12,115
Gakujo Co. Ltd.	100	951
GCA Corp.	200	1,176
Gecoss Corp.	800	7,163
Genki Sushi Co. Ltd.	100	2,169
Genky DrugStores Co. Ltd.	500	16,251
Geo Holdings Corp.	2,300	37,256
Giken Ltd.	200	7,153
GLOBERIDE, Inc.	600	18,921
Glory Ltd.	1,700	35,413
GMO Cloud KK(2)	300	24,764
GMO Financial Holdings, Inc.	3,600	22,852
GMO Internet, Inc.	2,100	56,500
GMO Payment Gateway, Inc.	1,000	105,718
GNI Group Ltd.(1)	100	2,353
Godo Steel Ltd.	500	8,971
Goldcrest Co. Ltd.	800	11,101
Goldwin, Inc.	800	57,651
Grace Technology, Inc.	400	15,207
Gree, Inc.	1,800	7,630

	Shares	Value
gremz, Inc.	400	$6,174
GS Yuasa Corp.	3,700	60,616
Gumi, Inc.	200	1,899
GungHo Online Entertainment, Inc.	1,900	39,157
Gunma Bank Ltd. (The)	14,600	47,707
Gunze Ltd.	700	25,177
Gurunavi, Inc.	1,000	6,089
H-One Co. Ltd.	200	994
H.U. Group Holdings, Inc.	2,000	49,323
H2O Retailing Corp.	3,500	24,396
Hachijuni Bank Ltd. (The)	12,200	47,093
Hagihara Industries, Inc.	700	9,608
Hakuhodo DY Holdings, Inc.	3,300	40,958
Hakuto Co. Ltd.	100	1,044
Hamakyorex Co. Ltd.	1,100	34,304
Hamamatsu Photonics KK	1,200	54,638
Hamee Corp.	400	9,228
Hankyu Hanshin Holdings, Inc.	7,100	230,415
Hanwa Co. Ltd.	1,300	26,084
Happinet Corp.	200	2,337
Harima Chemicals Group, Inc.	300	2,658
Harmonic Drive Systems, Inc.	200	10,511
Haseko Corp.	13,800	188,010
Hazama Ando Corp.	12,200	82,674
Heiwa Corp.	2,500	42,154
Heiwa Real Estate Co. Ltd.	2,200	58,453
Heiwado Co. Ltd.	2,300	47,745
Hibiya Engineering Ltd.	600	9,998
Hiday Hidaka Corp.(2)	1,000	16,403
Hikari Tsushin, Inc.	600	144,608
Hino Motors Ltd.	5,100	33,925
Hioki EE Corp.	100	3,229
Hirakawa Hewtech Corp.	100	855
Hirano Tecseed Co. Ltd.	100	1,301
Hirose Electric Co. Ltd.	600	67,887
Hiroshima Bank Ltd. (The)	10,500	53,066
Hiroshima Gas Co. Ltd.	1,600	5,402
HIS Co. Ltd.(2)	1,000	17,806
Hisaka Works Ltd.	200	1,533
Hisamitsu Pharmaceutical Co., Inc.(2)	1,100	50,702
Hitachi Capital Corp.	3,000	72,851
Hitachi Construction Machinery Co. Ltd.	1,900	66,494
Hitachi Ltd.	12,200	405,099
Hitachi Metals Ltd.	2,400	35,940
Hitachi Transport System Ltd.	2,200	76,398
Hitachi Zosen Corp.	12,200	48,014
Hochiki Corp.	800	8,938
Hodogaya Chemical Co. Ltd.	100	4,986
Hogy Medical Co. Ltd.	400	12,661
Hokkaido Electric Power Co., Inc.	5,200	22,210
Hokkoku Bank Ltd. (The)	800	22,339
Hokuetsu Corp.	3,400	11,542

	Shares	Value
Hokuetsu Industries Co. Ltd.	1,100	$10,707
Hokuhoku Financial Group, Inc.	5,500	50,931
Hokuriku Electric Power Co.	7,300	53,874
Hokuto Corp.	1,500	30,459
Honda Motor Co. Ltd., ADR	27,504	703,552
Honeys Holdings Co. Ltd.	1,200	12,834
Hoosiers Holdings	2,700	15,981
Horiba Ltd.	1,400	76,543
Hoshizaki Corp.	700	53,463
Hosiden Corp.	1,000	8,768
Hosokawa Micron Corp.	400	21,306
Hotland Co. Ltd.	600	6,446
House Foods Group, Inc.	900	30,375
Hoya Corp., ADR	4,756	468,942
Hulic Co. Ltd.	12,200	110,944
Hyakugo Bank Ltd. (The)	8,500	26,106
Hyakujushi Bank Ltd. (The)	900	15,271
I K K, Inc.	200	1,036
I'll, Inc.	200	3,258
I-Net Corp./Kanagawa	900	12,731
I-PEX, Inc.	500	9,662
Ibiden Co. Ltd.	5,000	156,525
IBJ, Inc.	300	2,565
Ichibanya Co. Ltd.	100	4,901
Ichigo, Inc.	14,400	38,473
Ichikoh Industries Ltd.	600	2,791
Ichinen Holdings Co. Ltd.	1,200	13,832
Ichiyoshi Securities Co. Ltd.	200	886
Icom, Inc.	100	2,516
IDEA Consultants, Inc.	200	3,427
Idec Corp.	800	13,431
Idemitsu Kosan Co. Ltd.(2)	6,600	145,242
IDOM, Inc.	3,700	18,868
IHI Corp.	3,300	48,369
Iida Group Holdings Co. Ltd.	2,500	48,725
Iino Kaiun Kaisha Ltd.	5,100	16,901
IJTT Co. Ltd.	300	1,215
IMAGICA GROUP, Inc.	200	733
Imasen Electric Industrial	200	1,201
Inaba Denki Sangyo Co. Ltd.	1,600	39,451
Inaba Seisakusho Co. Ltd.	100	1,230
Inabata & Co. Ltd.	1,400	17,219
Ines Corp.	1,400	17,601
Infocom Corp.	1,100	36,596
Infomart Corp.	4,600	31,635
Information Services International-Dentsu Ltd.	500	26,670
INPEX Corp.	28,000	177,005
Insource Co. Ltd.	200	4,961
Intage Holdings, Inc.	2,000	17,355
Intelligent Wave, Inc.	200	1,476
Inter Action Corp.	500	8,083
Internet Initiative Japan, Inc.	1,900	76,645

	Shares	Value
Inui Global Logistics Co. Ltd.	100	$754
IPS, Inc.(1)	400	8,442
IR Japan Holdings Ltd.	300	36,626
Iriso Electronics Co. Ltd.	600	22,098
Iseki & Co. Ltd.	800	8,723
Isetan Mitsukoshi Holdings Ltd.	7,300	40,095
Ishihara Sangyo Kaisha Ltd.	300	2,033
Isuzu Motors Ltd.	15,000	147,913
Itfor, Inc.	1,300	9,830
ITmedia, Inc.	500	11,965
Ito En Ltd.(2)	1,800	108,751
ITOCHU Corp.(2)	14,700	377,021
Itochu Enex Co. Ltd.	3,500	30,987
Itochu Techno-Solutions Corp.	2,000	72,386
Itoham Yonekyu Holdings, Inc.	5,100	33,948
Itoki Corp.	400	1,368
IwaiCosmo Holdings, Inc.	800	9,489
Iwatani Corp.	2,200	79,077
Iyo Bank Ltd. (The)	8,900	56,497
Izumi Co. Ltd.	2,500	97,292
J Front Retailing Co. Ltd.(2)	14,200	98,536
J Trust Co. Ltd.	500	1,271
J-Oil Mills, Inc.	400	13,943
JAC Recruitment Co. Ltd.	100	1,199
Jaccs Co. Ltd.	700	11,464
Jafco Co. Ltd.	1,100	44,227
Japan Airlines Co. Ltd.	2,800	54,983
Japan Airport Terminal Co. Ltd.(2)	500	22,440
Japan Aviation Electronics Industry Ltd.	2,900	37,632
Japan Best Rescue System Co. Ltd.(2)	1,100	9,747
Japan Display, Inc.(1)	1,900	946
Japan Elevator Service Holdings Co. Ltd.	1,000	34,568
Japan Exchange Group, Inc.	9,100	235,570
Japan Lifeline Co. Ltd.	900	11,942
Japan Material Co. Ltd.	1,800	23,913
Japan Medical Dynamic Marketing, Inc.	100	1,785
Japan Petroleum Exploration Co. Ltd.	800	13,890
Japan Post Bank Co. Ltd.	4,200	33,621
Japan Post Holdings Co. Ltd.	17,700	129,967
Japan Post Insurance Co. Ltd.	5,400	85,816
Japan Securities Finance Co. Ltd.	3,200	16,334
Japan Steel Works Ltd. (The)	1,200	17,088
Japan Transcity Corp.	1,700	7,982
Japan Wool Textile Co. Ltd. (The)	2,900	26,597
JCR Pharmaceuticals Co. Ltd.	100	10,753
JCU Corp.	400	13,666
JDC Corp.	2,700	14,785
Jeol Ltd.	1,000	29,288
JFE Holdings, Inc.	14,600	108,518
JGC Holdings Corp.	4,400	48,424
JINS Holdings, Inc.(2)	600	41,345
JK Holdings Co. Ltd.	1,200	8,412

	Shares	Value
JM Holdings Co. Ltd.	500	$16,313
JMDC, Inc.(1)	100	7,638
Joshin Denki Co. Ltd.	700	15,591
Joyful Honda Co. Ltd.	800	11,405
JP-Holdings, Inc.	2,700	6,867
JSP Corp.	100	1,464
JSR Corp.	2,200	46,659
JTEKT Corp.	6,000	46,147
JTOWER, Inc.(1)	100	5,214
Juki Corp.	200	864
Juroku Bank Ltd. (The)	1,300	23,415
Justsystems Corp.	700	53,646
JVCKenwood Corp.	12,700	18,770
K's Holdings Corp.	9,300	131,540
Kadokawa Corp.	1,500	38,346
Kaga Electronics Co. Ltd.	1,200	23,709
Kagome Co. Ltd.	4,400	136,784
Kajima Corp.	18,600	230,544
Kakaku.com, Inc.	3,400	90,372
Kaken Pharmaceutical Co. Ltd.	1,300	60,224
Kakiyasu Honten Co. Ltd.	400	9,405
Kamakura Shinsho Ltd.	200	1,766
Kamei Corp.	1,600	14,899
Kamigumi Co. Ltd.	3,000	61,836
Kanamoto Co. Ltd.	2,100	45,479
Kandenko Co. Ltd.	5,800	45,473
Kaneka Corp.	2,100	52,938
Kanematsu Corp.	4,900	61,857
Kanematsu Electronics Ltd.	700	26,693
Kansai Electric Power Co., Inc. (The)	15,300	150,404
Kansai Mirai Financial Group, Inc.	2,900	12,175
Kansai Paint Co. Ltd.	2,800	66,682
Kanto Denka Kogyo Co. Ltd.	3,000	21,594
Kao Corp.	6,500	494,592
Kappa Create Co. Ltd.(1)	500	6,928
Kasai Kogyo Co. Ltd.	800	2,870
Katakura Industries Co. Ltd.	600	6,801
Kato Sangyo Co. Ltd.	800	27,523
Kato Works Co. Ltd.	100	998
KAWADA TECHNOLOGIES, Inc.	100	4,705
Kawai Musical Instruments Manufacturing Co. Ltd.	100	2,442
Kawasaki Heavy Industries Ltd.	4,700	66,328
Kawasaki Kisen Kaisha Ltd.(1)	4,500	50,017
KDDI Corp.	34,700	1,006,273
KeePer Technical Laboratory Co. Ltd.	100	2,415
Keihan Holdings Co. Ltd.	2,800	120,613
Keihanshin Building Co. Ltd.	900	12,788
Keikyu Corp.	10,300	153,509
Keio Corp.	1,600	96,475
Keisei Electric Railway Co. Ltd.	2,200	64,629
Keiyo Bank Ltd. (The)	4,200	19,580
Keiyo Co. Ltd.(2)	300	2,424

	Shares	Value
Kenedix, Inc.	8,000	$38,867
Kewpie Corp.	5,300	100,343
Key Coffee, Inc.	100	2,057
Keyence Corp.	1,200	493,978
KeyHolder, Inc.(2)	330	3,787
KFC Holdings Japan Ltd.	700	19,118
KH Neochem Co. Ltd.	1,700	36,695
Kikkoman Corp.	1,200	65,038
Kinden Corp.	3,200	52,781
King Jim Co. Ltd.	200	1,677
Kintetsu Department Store Co. Ltd.	400	10,747
Kintetsu Group Holdings Co. Ltd.	4,100	180,067
Kintetsu World Express, Inc.	1,800	36,995
Kirin Holdings Co. Ltd.	19,100	375,229
Kirindo Holdings Co. Ltd.	500	12,935
Kisoji Co. Ltd.	100	2,236
Kissei Pharmaceutical Co. Ltd.	500	10,893
Kitanotatsujin Corp.	1,100	5,696
Kito Corp.	1,000	10,521
Kitz Corp.	3,800	22,136
Kiyo Bank Ltd. (The)	3,000	44,313
KLab, Inc.(1)	1,900	15,655
Koa Corp.	200	2,016
Koatsu Gas Kogyo Co. Ltd.	1,100	8,123
Kobayashi Pharmaceutical Co. Ltd.	200	17,802
Kobe Bussan Co. Ltd.	1,600	94,268
Kobe Steel Ltd.(1)	6,600	25,257
Koei Tecmo Holdings Co. Ltd.	300	11,900
Kohnan Shoji Co. Ltd.	2,100	75,796
Koito Manufacturing Co. Ltd.	3,600	174,098
Kojima Co. Ltd.(2)	1,800	9,561
Kokusai Pulp & Paper Co. Ltd.	400	1,046
Kokuyo Co. Ltd.	1,400	15,592
Komatsu Ltd.	15,600	336,824
Komatsu Matere Co. Ltd.	200	1,457
KOMEDA Holdings Co. Ltd.	200	3,445
Komeri Co. Ltd.	2,000	61,882
Komori Corp.	300	2,026
Konami Holdings Corp.	3,100	119,254
Kondotec, Inc.	1,100	12,138
Konica Minolta, Inc.	10,200	32,897
Konishi Co. Ltd.	900	12,613
Konoike Transport Co. Ltd.	1,100	11,671
Kose Corp.	100	11,704
Koshidaka Holdings Co. Ltd.(2)	1,600	6,895
Kotobuki Spirits Co. Ltd.	500	23,303
Kourakuen Holdings Corp.	600	9,427
Krosaki Harima Corp.	100	2,898
Kubota Corp.	13,000	234,587
Kumagai Gumi Co. Ltd.	2,000	51,035
Kumiai Chemical Industry Co. Ltd.	200	1,945
Kura Sushi, Inc.(2)	500	22,532

	Shares	Value
Kurabo Industries Ltd.	400	$7,566
Kuraray Co. Ltd.	14,200	143,919
Kureha Corp.	400	17,111
Kurimoto Ltd.	400	7,043
Kurita Water Industries Ltd.	3,900	121,820
Kusuri no Aoki Holdings Co. Ltd.	200	17,069
KYB Corp.(1)	600	11,998
Kyocera Corp.	2,600	148,631
Kyoei Steel Ltd.	800	10,038
Kyokuto Kaihatsu Kogyo Co. Ltd.	800	9,799
Kyokuto Securities Co. Ltd.	200	1,102
Kyokuyo Co. Ltd.	600	15,209
KYORIN Holdings, Inc.	900	17,018
Kyoritsu Maintenance Co. Ltd.	1,200	43,912
Kyosan Electric Manufacturing Co. Ltd.	300	1,421
Kyowa Exeo Corp.	2,000	50,132
Kyowa Kirin Co. Ltd.	1,600	41,350
Kyudenko Corp.	2,400	68,428
Kyushu Electric Power Co., Inc.	8,400	74,377
Kyushu Financial Group, Inc.(2)	12,200	55,945
Kyushu Railway Co.	6,100	134,448
LAC Co. Ltd.	1,200	12,645
Lacto Japan Co. Ltd.	600	20,260
Lasertec Corp.	700	52,676
Lawson, Inc.(2)	2,300	113,464
LEC, Inc.	1,500	23,707
Leopalace21 Corp.(1)(2)	15,500	26,720
Life Corp.	1,300	59,404
Like Co. Ltd.	100	1,842
LINE Corp., ADR(1)	779	39,651
Link And Motivation, Inc.(2)	200	666
Lintec Corp.	200	4,733
Lion Corp.	4,700	100,111
Litalico, Inc.(1)	100	2,486
LIXIL Group Corp.	9,100	166,632
M&A Capital Partners Co. Ltd.(1)	200	7,324
m-up Holdings, Inc.	400	13,941
M3, Inc.	4,100	236,990
Mabuchi Motor Co. Ltd.	900	31,633
Macnica Fuji Electronics Holdings, Inc.	3,300	55,586
Macromill, Inc.	200	1,622
Maeda Corp.	8,000	59,262
Maeda Kosen Co. Ltd.	1,000	24,035
Maeda Road Construction Co. Ltd.	2,600	47,899
Makino Milling Machine Co. Ltd.	500	17,098
Makita Corp.	3,000	137,961
Mani, Inc.	600	15,200
MarkLines Co. Ltd.	400	8,216
Marubeni Corp.(2)	25,800	154,422
Marudai Food Co. Ltd.	700	12,217
Maruha Nichiro Corp.	2,100	47,452
Marui Group Co. Ltd.	7,100	129,334

	Shares	Value
Maruichi Steel Tube Ltd.	600	$16,063
Marusan Securities Co. Ltd.	300	1,189
Maruwa Co. Ltd.	500	42,118
Maruwa Unyu Kikan Co. Ltd.	900	34,809
Maruzen CHI Holdings Co. Ltd.	300	1,050
Maruzen Showa Unyu Co. Ltd.	800	25,834
Marvelous, Inc.	200	1,493
Matching Service Japan Co. Ltd.	100	772
Matsui Construction Co. Ltd.	200	1,320
Matsumotokiyoshi Holdings Co. Ltd.	1,300	45,487
Matsuya Co. Ltd.	200	1,174
Matsuyafoods Holdings Co. Ltd.(2)	400	13,405
Max Co. Ltd.	700	10,466
Maxell Holdings Ltd.	400	3,825
Mazda Motor Corp.	14,600	93,179
McDonald's Holdings Co. Japan Ltd.	1,600	78,452
MCJ Co. Ltd.	5,400	47,899
Mebuki Financial Group, Inc.	34,000	82,280
MEC Co. Ltd.	600	10,443
Media Do Co. Ltd.	300	19,081
Medical Data Vision Co. Ltd.(1)(2)	1,100	18,748
Medipal Holdings Corp.	4,300	82,126
Medley, Inc.(1)	400	17,129
MedPeer, Inc.(1)	100	4,441
Megmilk Snow Brand Co. Ltd.	2,700	61,381
Meidensha Corp.	800	12,309
MEIJI Holdings Co. Ltd.	1,700	137,250
Meiko Electronics Co. Ltd.	1,200	18,672
Meiko Network Japan Co. Ltd.(2)	200	1,417
Meisei Industrial Co. Ltd.	600	4,431
Meitec Corp.	1,300	62,572
Meiwa Corp.	300	1,327
Members Co. Ltd.	100	1,491
Menicon Co. Ltd.	700	42,815
Mercari, Inc.(1)	1,400	63,272
METAWATER Co. Ltd.	500	20,999
Micronics Japan Co. Ltd.	800	8,214
Mie Kotsu Group Holdings, Inc.	3,300	14,334
Milbon Co. Ltd.	400	22,028
Mimasu Semiconductor Industry Co. Ltd.	1,200	24,283
MINEBEA MITSUMI, Inc.(2)	13,500	232,091
Ministop Co. Ltd.(2)	1,000	14,279
Mirait Holdings Corp.	2,000	27,799
Miroku Jyoho Service Co. Ltd.	800	16,330
MISUMI Group, Inc.	2,600	67,686
Mitani Sangyo Co. Ltd.	400	1,323
Mitsuba Corp.(1)	900	3,160
Mitsubishi Chemical Holdings Corp.	33,700	196,604
Mitsubishi Corp.	2,700	63,890
Mitsubishi Electric Corp.	28,900	396,801
Mitsubishi Estate Co. Ltd.	13,900	217,526
Mitsubishi Gas Chemical Co., Inc.	5,600	99,817

	Shares	Value
Mitsubishi Heavy Industries Ltd.	5,600	$138,778
Mitsubishi Logisnext Co. Ltd.	1,100	10,342
Mitsubishi Logistics Corp.	900	27,237
Mitsubishi Materials Corp.	1,400	29,350
Mitsubishi Motors Corp.	8,300	19,889
Mitsubishi Paper Mills Ltd.	300	950
Mitsubishi Pencil Co. Ltd.	700	8,782
Mitsubishi Shokuhin Co. Ltd.	400	10,314
Mitsubishi UFJ Financial Group, Inc., ADR	165,768	692,910
Mitsubishi UFJ Lease & Finance Co. Ltd.	17,100	80,602
Mitsuboshi Belting Ltd.	800	12,360
Mitsui & Co. Ltd.	19,200	344,660
Mitsui Chemicals, Inc.	5,200	121,964
Mitsui E&S Holdings Co. Ltd.(1)	5,200	21,015
Mitsui Fudosan Co. Ltd.	7,200	130,122
Mitsui High-Tec, Inc.	400	6,016
Mitsui Mining & Smelting Co. Ltd.	3,600	86,191
Mitsui OSK Lines Ltd.	3,700	68,261
Mitsui Sugar Co. Ltd.	1,000	18,290
Mitsui-Soko Holdings Co. Ltd.	1,100	18,377
Mitsuuroko Group Holdings Co. Ltd.	400	4,259
Miura Co. Ltd.	1,300	53,188
Mixi, Inc.	1,300	28,685
Mizuho Financial Group, Inc., ADR	170,021	465,858
Mizuho Leasing Co. Ltd.	1,300	32,715
Mizuno Corp.	600	10,742
Mochida Pharmaceutical Co. Ltd.	300	11,066
Modec, Inc.	1,200	20,007
Monex Group, Inc.	7,600	19,639
Monogatari Corp. (The)	400	34,392
MonotaRO Co. Ltd.(2)	2,600	102,591
Morinaga & Co. Ltd.	1,800	65,964
Morinaga Milk Industry Co. Ltd.	2,200	107,343
Moriroku Holdings Co. Ltd.	200	3,172
Morita Holdings Corp.	800	14,632
Morito Co. Ltd.	200	1,101
MOS Food Services, Inc.	100	2,739
MrMax Holdings Ltd.	1,900	13,517
MS&AD Insurance Group Holdings, Inc.(2)	9,200	254,903
MTI Ltd.	1,300	8,959
Murata Manufacturing Co. Ltd.	8,800	520,551
Musashi Seimitsu Industry Co. Ltd.	2,700	27,032
Musashino Bank Ltd. (The)	300	4,358
Nabtesco Corp.	1,800	56,897
Nachi-Fujikoshi Corp.	700	21,691
Nagase & Co. Ltd.	2,600	33,796
Nagoya Railroad Co. Ltd.	6,100	170,167
Nakanishi, Inc.	100	1,599
Nakayama Steel Works Ltd.	300	982
Namura Shipbuilding Co. Ltd.	400	576
Nankai Electric Railway Co. Ltd.	5,100	112,124
Nanto Bank Ltd. (The)	900	16,630

	Shares	Value
NEC Capital Solutions Ltd.	500	$8,507
NEC Corp.	7,700	405,434
NEC Networks & System Integration Corp.(2)	4,200	78,019
NET One Systems Co. Ltd.	4,000	153,587
Neturen Co. Ltd.	500	2,345
Nexon Co. Ltd.	6,800	159,658
NGK Insulators Ltd.	6,300	89,283
NGK Spark Plug Co. Ltd.	4,400	75,535
NH Foods Ltd.	2,100	95,047
NHK Spring Co. Ltd.	5,700	35,764
Nichi-iko Pharmaceutical Co. Ltd.	3,100	34,725
Nichias Corp.	1,400	33,152
Nichiban Co. Ltd.	100	1,485
Nichicon Corp.	500	3,669
Nichiden Corp.	100	1,863
Nichiha Corp.	1,500	35,290
Nichirei Corp.	4,000	104,366
Nichireki Co. Ltd.	1,600	25,039
Nidec Corp., ADR	9,274	194,893
Nifco, Inc.	4,200	107,569
Nihon Chouzai Co. Ltd.	700	10,844
Nihon Flush Co. Ltd.	1,200	15,771
Nihon House Holdings Co. Ltd.	900	2,218
Nihon Kohden Corp.	600	20,579
Nihon M&A Center, Inc.	3,300	164,025
Nihon Nohyaku Co. Ltd.	300	1,411
Nihon Parkerizing Co. Ltd.	500	4,803
Nihon Tokushu Toryo Co. Ltd.	200	1,789
Nihon Unisys Ltd.	2,200	63,047
Niitaka Co. Ltd.	200	5,768
Nikkiso Co. Ltd.	1,500	14,666
Nikko Co. Ltd.	500	3,014
Nikkon Holdings Co. Ltd.	2,200	48,488
Nikon Corp.	3,600	28,166
Nintendo Co. Ltd.	1,300	695,375
Nippo Corp.	1,100	28,487
Nippon Air Conditioning Services Co. Ltd.	500	3,383
Nippon Aqua Co. Ltd.	200	1,171
Nippon Carbon Co. Ltd.	700	22,747
Nippon Ceramic Co. Ltd.	500	11,820
Nippon Chemi-Con Corp.(1)	600	9,635
Nippon Chemical Industrial Co. Ltd.	100	2,040
Nippon Coke & Engineering Co. Ltd.	27,700	16,142
Nippon Denko Co. Ltd.(1)(2)	3,700	6,693
Nippon Densetsu Kogyo Co. Ltd.	1,300	25,825
Nippon Electric Glass Co. Ltd.	2,200	40,774
Nippon Express Co. Ltd.	2,600	153,498
Nippon Fine Chemical Co. Ltd.	400	5,785
Nippon Flour Mills Co. Ltd.	1,300	20,706
Nippon Gas Co. Ltd.	600	23,313
Nippon Hume Corp.	200	1,423
Nippon Kanzai Co. Ltd.	500	9,399

	Shares	Value
Nippon Kayaku Co. Ltd.	4,300	$41,877
Nippon Koei Co. Ltd.	1,000	26,238
Nippon Light Metal Holdings Co. Ltd.	34,000	59,554
Nippon Paint Holdings Co. Ltd.	700	60,078
Nippon Paper Industries Co. Ltd.(2)	5,200	66,144
Nippon Parking Development Co. Ltd.	9,600	12,032
Nippon Pillar Packing Co. Ltd.	200	2,741
Nippon Seiki Co. Ltd.	3,000	30,707
Nippon Sheet Glass Co. Ltd.(1)	1,600	6,405
Nippon Shinyaku Co. Ltd.	300	24,751
Nippon Shokubai Co. Ltd.	700	36,716
Nippon Signal Co. Ltd.	1,200	11,560
Nippon Soda Co. Ltd.	800	22,625
Nippon Steel Corp.	8,400	82,415
Nippon Steel Trading Corp.	500	15,020
Nippon Suisan Kaisha Ltd.	9,000	40,348
Nippon Systemware Co. Ltd.	400	7,287
Nippon Telegraph & Telephone Corp.	20,400	464,334
Nippon Thompson Co. Ltd.	400	1,363
Nippon Yakin Kogyo Co. Ltd.	600	8,555
Nippon Yusen KK	8,400	129,729
Nipro Corp.	7,100	80,075
Nishi-Nippon Financial Holdings, Inc.	5,300	34,753
Nishi-Nippon Railroad Co. Ltd.	1,500	43,629
Nishimatsu Construction Co. Ltd.	3,200	60,819
Nishimatsuya Chain Co. Ltd.(2)	400	5,042
Nishio Rent All Co. Ltd.	800	17,568
Nissan Chemical Corp.	2,100	110,474
Nissan Motor Co. Ltd.	53,500	216,805
Nissan Shatai Co. Ltd.	200	1,800
Nissan Tokyo Sales Holdings Co. Ltd.	500	1,192
Nissei Plastic Industrial Co. Ltd.	200	1,603
Nissha Co. Ltd.	600	6,549
Nisshin Group Holdings Co. Ltd.	600	2,284
Nisshin Oillio Group Ltd. (The)	1,300	38,748
Nisshin Seifun Group, Inc.	2,900	48,141
Nisshinbo Holdings, Inc.	7,700	52,909
Nissin Electric Co. Ltd.	3,000	31,795
Nissin Foods Holdings Co. Ltd.	700	70,068
Nisso Corp.	200	1,409
Nitori Holdings Co. Ltd.	1,300	271,572
Nitta Corp.	400	8,890
Nitto Denko Corp.	2,400	145,564
Nitto Kogyo Corp.	1,200	21,363
Nitto Seiko Co. Ltd.	300	1,281
Nittoc Construction Co. Ltd.	1,200	8,906
Nittoku Co. Ltd.	400	12,277
Noevir Holdings Co. Ltd.	800	36,536
NOF Corp.	1,300	52,511
Nohmi Bosai Ltd.	1,200	25,179
Nojima Corp.	2,500	73,972
NOK Corp.	3,300	35,835

	Shares	Value
Nomura Co. Ltd.	600	$4,236
Noritake Co. Ltd./Nagoya Japan	300	9,595
Noritsu Koki Co. Ltd.	1,000	14,938
Noritz Corp.	1,000	12,661
North Pacific Bank Ltd.	11,000	23,103
NS Solutions Corp.	700	20,333
NS Tool Co. Ltd.	200	4,388
NS United Kaiun Kaisha Ltd.	200	2,586
NSD Co. Ltd.	2,200	38,362
NSK Ltd.	6,000	45,554
NTN Corp.	15,100	28,602
NTT Data Corp.	15,600	177,677
NTT DOCOMO, Inc.	18,200	508,089
Obara Group, Inc.	500	16,973
Obayashi Corp.	27,000	262,789
OBIC Business Consultants Co. Ltd.	100	5,947
Obic Co. Ltd.	500	88,617
Odakyu Electric Railway Co. Ltd.(2)	6,900	170,532
Oenon Holdings, Inc.	300	1,174
Ogaki Kyoritsu Bank Ltd. (The)	1,500	31,354
Ohara, Inc.	100	961
Ohsho Food Service Corp.	400	22,247
Oiles Corp.	700	9,069
Oisix ra daichi, Inc.(1)	1,000	31,589
Oji Holdings Corp.	33,100	148,043
Okabe Co. Ltd.	1,200	8,925
Okamoto Industries, Inc.	600	23,950
Okamura Corp.	2,000	14,033
Okasan Securities Group, Inc.	4,800	14,558
Oki Electric Industry Co. Ltd.	5,100	48,835
Okinawa Electric Power Co., Inc. (The)	1,575	24,654
OKUMA Corp.	500	22,755
Okumura Corp.	700	16,860
Okuwa Co. Ltd.	1,100	15,180
Olympus Corp.	25,000	494,363
Omron Corp.	1,900	139,016
Ono Pharmaceutical Co. Ltd.	2,700	81,450
Onoken Co. Ltd.	600	6,379
Onward Holdings Co. Ltd.	5,500	14,132
Open Door, Inc.(1)	600	7,706
Open House Co. Ltd.	3,200	113,172
Optex Group Co. Ltd.	800	10,220
Optim Corp.(1)	400	11,337
Optorun Co. Ltd.	1,200	23,741
Oracle Corp. (Tokyo)	800	93,822
Organo Corp.	400	21,122
Oricon, Inc.	100	877
Orient Corp.	26,000	28,629
Oriental Land Co. Ltd.	1,400	189,917
ORIX Corp., ADR	7,287	452,960
Osaka Gas Co. Ltd.	1,600	31,309
Osaka Organic Chemical Industry Ltd.	900	20,582

	Shares	Value
Osaka Soda Co. Ltd.	700	$16,677
Osaka Steel Co. Ltd.	400	4,077
OSAKA Titanium Technologies Co. Ltd.	400	3,510
Osaki Electric Co. Ltd.	400	2,042
OSG Corp.	3,400	49,913
OSJB Holdings Corp.	8,200	17,755
Otsuka Corp.	3,000	147,252
Otsuka Holdings Co. Ltd.	5,300	232,617
Outsourcing, Inc.	1,400	11,551
Oyo Corp.	800	9,161
Pacific Industrial Co. Ltd.	1,600	14,981
Pacific Metals Co. Ltd.	100	1,714
Pack Corp. (The)	400	10,144
PAL GROUP Holdings Co. Ltd.	1,100	11,902
PALTAC Corp.	1,300	71,883
Pan Pacific International Holdings Corp.	12,000	282,344
Panasonic Corp.	70,700	650,416
PAPYLESS Co. Ltd.	300	7,675
Paramount Bed Holdings Co. Ltd.	800	31,824
Park24 Co. Ltd.	2,800	50,588
Pasona Group, Inc.	1,200	15,547
PC Depot Corp.	1,500	10,040
PCA Corp.	300	13,482
Penta-Ocean Construction Co. Ltd.	25,100	160,729
PeptiDream, Inc.(1)	900	36,524
Persol Holdings Co. Ltd.	4,000	62,195
Phil Co., Inc.	100	1,789
PIA Corp.	300	8,474
Pigeon Corp.	1,300	59,393
Pilot Corp.	1,200	35,127
Piolax, Inc.	1,000	15,392
Plenus Co. Ltd.	600	9,925
Pola Orbis Holdings, Inc.	1,300	23,514
Poletowin Pitcrew Holdings, Inc.	1,700	15,594
Premium Group Co. Ltd.	100	1,849
Press Kogyo Co. Ltd.	6,300	18,088
Pressance Corp.	200	2,628
Prestige International, Inc.	3,500	29,453
Prima Meat Packers Ltd.	1,500	43,822
Proto Corp.	700	8,037
PS Mitsubishi Construction Co. Ltd.	1,900	10,275
QB Net Holdings Co. Ltd.(1)	100	1,873
Qol Holdings Co. Ltd.	500	5,404
Quick Co. Ltd.	600	6,891
Raito Kogyo Co. Ltd.	2,000	30,272
Raiznext Corp.	500	6,259
Rakus Co. Ltd.	1,100	29,300
Rakuten, Inc.	25,300	222,221
Recruit Holdings Co. Ltd.	16,500	623,095
Relia, Inc.	2,500	29,492
Relo Group, Inc.	2,500	56,774
Renaissance, Inc.	200	1,791

	Shares	Value
Renesas Electronics Corp.(1)	13,300	$83,373
Rengo Co. Ltd.	10,800	79,692
Resona Holdings, Inc.	43,200	158,535
Resorttrust, Inc.	4,400	62,371
Restar Holdings Corp.	700	12,844
Retail Partners Co. Ltd.	1,400	24,600
Rheon Automatic Machinery Co. Ltd.	100	1,037
Ricoh Co. Ltd.(2)	28,400	211,726
Ricoh Leasing Co. Ltd.	500	12,765
Ride On Express Holdings Co. Ltd.	500	11,840
Riken Technos Corp.	700	2,550
Riken Vitamin Co. Ltd.	600	12,455
Ringer Hut Co. Ltd.	100	2,321
Rinnai Corp.	700	64,629
Riso Kagaku Corp.	100	1,250
Riso Kyoiku Co. Ltd.(2)	5,600	15,616
Rohm Co. Ltd.	1,300	83,447
Rohto Pharmaceutical Co. Ltd.	2,100	66,716
Rokko Butter Co. Ltd.	800	13,175
Roland DG Corp.	100	1,187
Rorze Corp.	700	32,731
Round One Corp.	4,700	37,721
Royal Holdings Co. Ltd.	900	15,638
Rozetta Corp.(1)	300	10,101
RPA Holdings, Inc.(1)	100	751
RS Technologies Co. Ltd.	400	11,800
Ryobi Ltd.	900	10,035
Ryoden Corp.	1,000	13,560
Ryohin Keikaku Co. Ltd.	7,500	116,969
Ryosan Co. Ltd.	1,000	18,426
Ryoyo Electro Corp.	100	2,822
S Foods, Inc.	800	21,718
S-Pool, Inc.	2,000	13,434
Sac's Bar Holdings, Inc.	200	1,024
Saizeriya Co. Ltd.(1)(2)	1,500	28,098
Sakai Chemical Industry Co. Ltd.	200	3,751
Sakai Moving Service Co. Ltd.	500	21,575
Sakata INX Corp.	400	3,673
Sakata Seed Corp.	300	9,861
Sakura Internet, Inc.	1,300	7,471
Sala Corp.	1,100	5,994
SAMTY Co. Ltd.	200	2,632
San ju San Financial Group, Inc.	900	11,343
San-A Co. Ltd.	1,200	48,630
San-Ai Oil Co. Ltd.	1,900	16,734
San-In Godo Bank Ltd. (The)	6,000	29,947
Sanei Architecture Planning Co. Ltd.	100	1,237
Sangetsu Corp.	1,900	29,027
Sanken Electric Co. Ltd.	900	18,540
Sanki Engineering Co. Ltd.	900	9,611
Sankyo Co. Ltd.	800	22,040
Sankyo Seiko Co. Ltd.	300	1,142

	Shares	Value
Sankyo Tateyama, Inc.	1,100	$9,509
Sankyu, Inc.	2,200	91,737
Sanoh Industrial Co. Ltd.	2,100	13,047
Sanrio Co. Ltd.	100	1,669
Sansan, Inc.(1)	300	15,696
Santen Pharmaceutical Co. Ltd.	3,800	72,461
Sanwa Holdings Corp.	7,800	78,320
Sanyo Chemical Industries Ltd.	400	18,592
Sanyo Denki Co. Ltd.	100	4,457
Sanyo Special Steel Co. Ltd.	100	856
Sapporo Holdings Ltd.	3,200	56,992
Sato Holdings Corp.	900	17,155
Sawada Holdings Co. Ltd.	1,700	14,083
Sawai Pharmaceutical Co. Ltd.	400	20,439
SB Technology Corp.	600	17,493
SBI Holdings, Inc.	12,800	290,542
SBS Holdings, Inc.	1,400	26,877
SCREEN Holdings Co. Ltd.	300	14,585
SCSK Corp.	2,200	119,182
SEC Carbon Ltd.	100	5,725
Secom Co. Ltd.	1,500	141,721
Sega Sammy Holdings, Inc.	5,500	63,695
Seibu Holdings, Inc.	9,000	98,801
Seikagaku Corp.	200	2,045
Seikitokyu Kogyo Co. Ltd.	1,700	13,807
Seiko Epson Corp.(2)	12,700	151,247
Seiko Holdings Corp.	600	8,432
Seiko PMC Corp.	200	1,214
Seino Holdings Co. Ltd.	4,500	68,781
Seiren Co. Ltd.	2,800	37,060
Sekisui Chemical Co. Ltd.	9,000	143,739
Sekisui House Ltd.	19,500	384,808
Sekisui Jushi Corp.	800	16,656
Sekisui Kasei Co. Ltd.	200	1,050
Senko Group Holdings Co. Ltd.	7,000	61,933
Senshu Ikeda Holdings, Inc.	9,700	15,152
Septeni Holdings Co. Ltd.	3,300	8,658
Seria Co. Ltd.	2,000	88,041
Seven & i Holdings Co. Ltd.(2)	15,900	514,422
Seven Bank Ltd.	26,200	65,681
SFP Holdings Co. Ltd.	200	2,700
SG Holdings Co. Ltd.	3,300	151,580
Sharp Corp.	2,700	33,361
Shibaura Machine Co. Ltd.	400	7,924
Shibuya Corp.	800	22,404
SHIFT, Inc.(1)	300	34,746
Shiga Bank Ltd. (The)	1,400	32,667
Shikoku Bank Ltd. (The)	1,600	11,596
Shikoku Chemicals Corp.	1,000	10,164
Shikoku Electric Power Co., Inc.	4,300	32,667
Shima Seiki Manufacturing Ltd.	100	1,420
Shimachu Co. Ltd.(2)	900	25,161

	Shares	Value
Shimadzu Corp.	3,500	$104,363
Shimamura Co. Ltd.(2)	600	49,447
Shimano, Inc.	700	148,176
Shimizu Corp.	22,700	173,540
Shin Nippon Air Technologies Co. Ltd.	700	13,509
Shin Nippon Biomedical Laboratories Ltd.	900	6,052
Shin-Etsu Chemical Co. Ltd.	2,900	350,404
Shin-Etsu Polymer Co. Ltd.	400	3,294
Shindengen Electric Manufacturing Co. Ltd.	300	5,358
Shinko Electric Industries Co. Ltd.	1,000	14,845
Shinko Shoji Co. Ltd.	200	1,691
Shinmaywa Industries Ltd.	2,100	18,505
Shinnihon Corp.	1,800	14,166
Shinnihonseiyaku Co. Ltd.	500	12,330
Shinoken Group Co. Ltd.	1,900	17,163
Shinsei Bank Ltd.	4,600	53,338
Shionogi & Co. Ltd.	3,700	205,234
Ship Healthcare Holdings, Inc.	2,100	96,895
Shiseido Co. Ltd.	3,932	228,682
Shizuoka Bank Ltd. (The)	11,300	78,398
SHO-BOND Holdings Co. Ltd.	600	28,336
Shochiku Co. Ltd.	100	13,388
Shoei Co. Ltd.	1,500	45,780
Shoei Foods Corp.	200	7,771
Showa Denko KK	4,000	77,799
Showa Sangyo Co. Ltd.	800	26,606
SIGMAXYZ, Inc.	300	3,911
Sinanen Holdings Co. Ltd.	300	8,367
Sinfonia Technology Co. Ltd.	500	5,009
Sinko Industries Ltd.	1,300	16,702
Sintokogio Ltd.	1,200	7,984
SK-Electronics Co. Ltd.	200	1,935
SKY Perfect JSAT Holdings, Inc.	5,100	19,408
Skylark Holdings Co. Ltd.	5,700	90,546
SMC Corp.	395	215,709
SMS Co. Ltd.	1,800	49,600
SNT Corp.	400	803
Sodick Co. Ltd.	1,400	9,624
Softbank Corp.(2)	18,800	246,760
SoftBank Group Corp.	12,000	745,187
Softbrain Co. Ltd.	400	3,251
Softcreate Holdings Corp.	500	12,880
Sohgo Security Services Co. Ltd.	1,800	84,092
Sojitz Corp.	38,800	88,764
Solasto Corp.	1,200	14,190
Soliton Systems KK	600	10,003
Sompo Holdings, Inc.	6,300	235,337
Sony Corp., ADR	20,467	1,609,525
Sotetsu Holdings, Inc.	3,900	106,100
Space Co. Ltd.	200	1,513
Sparx Group Co. Ltd.	900	1,733
Square Enix Holdings Co. Ltd.	1,200	78,972

	Shares	Value
SRA Holdings	700	$15,544
SRS Holdings Co. Ltd.(1)	200	1,764
ST Corp.	100	1,918
St. Marc Holdings Co. Ltd.	900	13,797
Stanley Electric Co. Ltd.	3,600	103,055
Starts Corp., Inc.	1,900	39,729
Stella Chemifa Corp.	400	9,859
Strike Co. Ltd.	300	13,477
Studio Alice Co. Ltd.(2)	500	7,218
Subaru Corp.	15,800	327,070
Sugi Holdings Co. Ltd.(2)	1,900	137,120
SUMCO Corp.	14,300	193,446
Sumida Corp.	1,100	6,686
Sumitomo Bakelite Co. Ltd.	300	7,918
Sumitomo Chemical Co. Ltd.	39,500	128,135
Sumitomo Corp.(2)	16,800	217,409
Sumitomo Dainippon Pharma Co., Ltd.(2)	2,500	31,597
Sumitomo Densetsu Co. Ltd.	800	16,867
Sumitomo Electric Industries Ltd.	22,000	258,466
Sumitomo Forestry Co. Ltd.	7,800	124,467
Sumitomo Heavy Industries Ltd.	2,400	54,076
Sumitomo Metal Mining Co. Ltd.	3,600	109,613
Sumitomo Mitsui Construction Co. Ltd.	2,500	10,052
Sumitomo Mitsui Financial Group, Inc., ADR	95,171	559,605
Sumitomo Mitsui Trust Holdings, Inc.	7,200	208,138
Sumitomo Osaka Cement Co. Ltd.	1,200	38,862
Sumitomo Realty & Development Co. Ltd.	6,900	203,248
Sumitomo Riko Co. Ltd.	1,700	8,774
Sumitomo Rubber Industries Ltd.	9,700	93,200
Sumitomo Seika Chemicals Co. Ltd.	500	16,270
Sumitomo Warehouse Co. Ltd. (The)	2,000	24,728
Sun Frontier Fudousan Co. Ltd.	500	3,840
Sundrug Co. Ltd.	2,500	93,063
Suntory Beverage & Food Ltd.	3,700	142,579
Suruga Bank Ltd.(2)	8,000	28,684
Sushiro Global Holdings Ltd.	3,500	81,197
Suzuken Co. Ltd.	2,200	81,649
Suzuki Motor Corp.	7,400	302,447
SWCC Showa Holdings Co. Ltd.	1,900	19,936
Sysmex Corp.	2,000	174,487
System Information Co. Ltd.	700	8,182
Systena Corp.	1,900	30,593
Syuppin Co. Ltd.	500	3,931
T Hasegawa Co. Ltd.	700	13,974
T&D Holdings, Inc.	12,900	133,878
T-Gaia Corp.	1,200	23,597
Tachi-S Co. Ltd.	200	1,653
Tadano Ltd.(2)	1,600	13,065
Taihei Dengyo Kaisha Ltd.	500	10,414
Taiheiyo Cement Corp.	4,300	108,994
Taiho Kogyo Co. Ltd.	400	1,963
Taikisha Ltd.	1,600	43,473

	Shares	Value
Taiko Pharmaceutical Co. Ltd.	1,500	$36,048
Taisei Corp.	7,300	251,369
Taisho Pharmaceutical Holdings Co. Ltd.	500	30,796
Taiyo Nippon Sanso Corp.	2,500	43,710
Taiyo Yuden Co. Ltd.	5,700	153,193
Takamatsu Construction Group Co. Ltd.	1,000	20,874
Takamiya Co. Ltd.	1,200	5,766
Takaoka Toko Co. Ltd.	100	951
Takara & Co. Ltd.	600	14,218
Takara Bio, Inc.	300	8,090
Takara Holdings, Inc.	3,100	28,995
Takara Leben Co. Ltd.	5,800	18,910
Takara Standard Co. Ltd.	900	11,330
Takasago International Corp.	400	7,417
Takasago Thermal Engineering Co. Ltd.	700	9,578
Takashimaya Co. Ltd.(2)	5,300	41,688
Takeda Pharmaceutical Co. Ltd., ADR(1)	16,313	303,585
Takeei Corp.	1,600	14,715
Takeuchi Manufacturing Co. Ltd.	1,900	39,777
Takuma Co. Ltd.	4,700	75,237
Tama Home Co. Ltd.	800	9,703
Tamron Co. Ltd.	900	14,523
Tamura Corp.	2,200	10,739
Tanseisha Co. Ltd.	1,200	8,053
Taoka Chemical Co. Ltd.	100	10,396
Tatsuta Electric Wire and Cable Co. Ltd.	400	2,335
Tayca Corp.	100	1,239
Tazmo Co. Ltd.	600	7,762
TDC Soft, Inc.	200	1,776
TDK Corp.	3,600	371,979
TeamSpirit, Inc.(1)	100	2,017
TechMatrix Corp.	1,800	37,088
TECHNO ASSOCIE Co. Ltd.	200	1,842
TECHNO HORIZON HOLDINGS Co. Ltd.	800	6,319
TechnoPro Holdings, Inc.	600	31,938
Teijin Ltd.	6,400	100,346
Teikoku Electric Manufacturing Co. Ltd.	900	9,640
Teikoku Sen-I Co. Ltd.	800	20,188
Tekken Corp.	300	5,842
Tenma Corp.	500	9,333
TerraSky Co. Ltd.(1)	100	4,263
Terumo Corp.	5,500	223,190
THK Co. Ltd.	1,400	32,455
TIS, Inc.	8,400	167,595
TKC Corp.	700	39,213
TKP Corp.(1)	100	2,651
Toa Corp. (Hyogo)	200	1,430
Toa Corp. (Tokyo)	100	1,506
Toagosei Co. Ltd.	1,500	14,678
Tobishima Corp.	1,000	10,462
Tobu Railway Co. Ltd.	6,600	205,845
TOC Co. Ltd.	500	3,205

	Shares	Value
Tocalo Co. Ltd.	1,000	$10,047
Tochigi Bank Ltd. (The)	900	1,399
Toda Corp.(2)	12,800	83,557
Toho Bank Ltd. (The)	7,100	15,117
Toho Co. Ltd.	1,800	68,374
Toho Gas Co. Ltd.	300	13,240
Toho Holdings Co. Ltd.	2,800	54,082
Toho Titanium Co. Ltd.	1,400	9,060
Toho Zinc Co. Ltd.(1)	100	1,765
Tohoku Electric Power Co., Inc.	14,200	144,149
Tokai Carbon Co. Ltd.	8,400	78,708
Tokai Corp/Gifu	600	11,877
TOKAI Holdings Corp.	5,400	51,307
Tokai Rika Co. Ltd.	3,100	46,434
Tokai Tokyo Financial Holdings, Inc.	2,700	6,506
Token Corp.	300	19,493
Tokio Marine Holdings, Inc.	5,800	267,046
Tokuyama Corp.	4,000	93,362
Tokyo Broadcasting System Holdings, Inc.	800	13,783
Tokyo Century Corp.(2)	1,500	76,772
Tokyo Dome Corp.	4,400	33,223
Tokyo Electric Power Co. Holdings, Inc.(1)	32,300	94,945
Tokyo Electron Device Ltd.(2)	400	11,245
Tokyo Electron Ltd.	2,400	611,884
Tokyo Energy & Systems, Inc.	400	2,889
Tokyo Gas Co. Ltd.	3,200	71,204
Tokyo Kiraboshi Financial Group, Inc.	1,200	12,698
Tokyo Ohka Kogyo Co. Ltd.	500	24,411
Tokyo Seimitsu Co. Ltd.	500	15,246
Tokyo Steel Manufacturing Co. Ltd.	3,700	24,767
Tokyo Tatemono Co. Ltd.	3,300	40,083
Tokyotokeiba Co. Ltd.	600	27,740
Tokyu Construction Co. Ltd.	1,900	8,716
Tokyu Corp.	13,600	181,579
Tokyu Fudosan Holdings Corp.	9,500	40,746
Tomoku Co. Ltd.	900	13,957
TOMONY Holdings, Inc.	6,500	20,760
Tomy Co. Ltd.	3,900	31,312
Topcon Corp.	3,700	29,706
Toppan Forms Co. Ltd.	1,300	11,768
Toppan Printing Co. Ltd.	5,700	88,421
Topre Corp.	1,400	15,555
Topy Industries Ltd.	100	1,071
Toray Industries, Inc.	38,600	182,869
Toridoll Holdings Corp.	1,600	20,753
Torii Pharmaceutical Co. Ltd.	500	12,984
Torikizoku Co. Ltd.	100	1,373
Tosei Corp.	700	6,115
Toshiba Corp.	2,700	77,644
Toshiba TEC Corp.(2)	1,500	62,762
Tosho Co. Ltd.	500	6,253
Tosoh Corp.	12,800	189,671

	Shares	Value
Totetsu Kogyo Co. Ltd.	1,100	$27,171
TOTO Ltd.	2,200	96,056
Towa Bank Ltd. (The)	700	4,473
Towa Corp.	1,300	13,120
Towa Pharmaceutical Co. Ltd.	1,600	31,700
Toyo Construction Co. Ltd.	5,400	20,496
Toyo Corp.	200	1,799
Toyo Gosei Co. Ltd.	300	21,855
Toyo Ink SC Holdings Co. Ltd.	400	7,001
Toyo Seikan Group Holdings Ltd.	4,800	53,002
Toyo Suisan Kaisha Ltd.	1,100	62,457
Toyo Tanso Co. Ltd.	200	3,136
Toyo Tire Corp.	5,300	88,111
Toyobo Co. Ltd.	5,200	74,872
Toyoda Gosei Co. Ltd.	3,200	69,700
Toyota Boshoku Corp.	4,400	62,257
Toyota Industries Corp.	2,900	168,773
Toyota Motor Corp., ADR	16,292	2,157,550
Toyota Tsusho Corp.	4,100	118,001
TPR Co. Ltd.	1,500	19,997
Transaction Co. Ltd.	200	2,135
Transcosmos, Inc.	1,200	32,678
Trend Micro, Inc.	3,700	228,649
Tri Chemical Laboratories, Inc.	200	18,296
TS Tech Co. Ltd.	1,900	55,583
TSI Holdings Co. Ltd.	1,800	5,461
Tsubakimoto Chain Co.	1,000	23,217
Tsugami Corp.	800	8,546
Tsukada Global Holdings, Inc.	500	1,239
Tsukishima Kikai Co. Ltd.	800	9,461
Tsukui Corp.	4,100	23,880
Tsumura & Co.	1,200	34,047
Tsuruha Holdings, Inc.	1,300	173,590
Tsuzuki Denki Co. Ltd.	500	7,632
TV Asahi Holdings Corp.	600	9,484
UACJ Corp.	1,700	31,058
Ube Industries Ltd.	5,500	98,113
Uchida Yoko Co. Ltd.	600	35,554
Ulvac, Inc.	1,000	35,458
Unicharm Corp.	3,000	130,703
Union Tool Co.	100	2,751
Unipres Corp.	1,200	10,388
United Arrows Ltd.	700	10,683
United Super Markets Holdings, Inc.	1,900	22,312
UNITED, Inc.	100	1,237
Unitika Ltd.(1)	4,600	16,062
Universal Entertainment Corp.(1)	400	7,840
UPR Corp.	200	7,610
Ushio, Inc.	1,800	22,219
USS Co. Ltd.	4,000	67,467
UT Group Co. Ltd.(1)	500	14,776
UUUM, Inc.(1)	100	2,157

	Shares	Value
Valor Holdings Co. Ltd.	2,800	$71,577
Valqua Ltd.	500	8,327
Value HR Co. Ltd.	200	2,636
ValueCommerce Co. Ltd.	900	29,913
Valuence Holdings, Inc.	100	1,511
Vector, Inc.(1)	1,000	8,889
VIA Holdings, Inc.(1)	200	655
Vision, Inc.(1)	300	2,274
Vital KSK Holdings, Inc.	900	9,087
VT Holdings Co. Ltd.	6,300	23,150
Wacoal Holdings Corp.	400	7,102
Wacom Co. Ltd.	10,300	67,369
Wakachiku Construction Co. Ltd.	300	3,357
Wakita & Co. Ltd.	2,000	17,695
Warabeya Nichiyo Holdings Co. Ltd.	900	12,683
Watahan & Co. Ltd.	600	15,474
WATAMI Co. Ltd.(2)	200	1,962
WDB Holdings Co. Ltd.	300	7,998
Welcia Holdings Co. Ltd.	3,000	128,453
West Japan Railway Co.	3,700	193,703
Will Group, Inc.	200	1,457
World Co. Ltd.	600	8,777
World Holdings Co. Ltd.	500	8,394
Wowow, Inc.	300	7,654
Xebio Holdings Co. Ltd.	500	3,549
YA-MAN Ltd.(2)	2,000	26,249
Yahagi Construction Co. Ltd.	2,000	17,100
Yakult Honsha Co. Ltd.	1,300	74,203
YAKUODO Holdings Co. Ltd.	700	16,651
YAMABIKO Corp.	2,000	20,346
YAMADA Consulting Group Co. Ltd.	600	6,030
Yamada Denki Co. Ltd.	14,100	75,601
Yamagata Bank Ltd. (The)	1,100	13,577
Yamaguchi Financial Group, Inc.	7,700	50,596
Yamaha Corp.	4,400	214,035
Yamaha Motor Co. Ltd.	13,900	218,281
Yamaichi Electronics Co. Ltd.	1,300	16,710
Yamanashi Chuo Bank Ltd. (The)	1,200	9,169
Yamato Corp.	600	3,537
Yamato Holdings Co. Ltd.	6,800	177,585
Yamato Kogyo Co. Ltd.	400	9,497
Yamazaki Baking Co. Ltd.	3,400	55,382
Yamazen Corp.	900	8,454
Yaoko Co. Ltd.	1,100	85,943
Yaskawa Electric Corp.(2)	1,400	50,251
Yasuda Logistics Corp.	200	1,705
Yellow Hat Ltd.	1,600	26,333
Yodogawa Steel Works Ltd.	600	10,435
Yokogawa Bridge Holdings Corp.	700	12,641
Yokogawa Electric Corp.	6,500	105,929
Yokohama Reito Co. Ltd.	3,000	25,505
Yokohama Rubber Co. Ltd. (The)	5,000	78,086

	Shares	Value
Yokowo Co. Ltd.	1,000	$25,134
Yondoshi Holdings, Inc.	600	9,760
Yonex Co. Ltd.	200	1,221
Yorozu Corp.	1,200	10,567
Yoshimura Food Holdings KK(1)	100	914
Yoshinoya Holdings Co. Ltd.(2)	3,500	69,186
Yuasa Trading Co. Ltd.	600	17,401
Yumeshin Holdings Co. Ltd.	600	3,833
Yurtec Corp.	2,300	13,761
Yushin Precision Equipment Co. Ltd.	200	1,322
Z Holdings Corp.(2)	58,900	390,853
Zenkoku Hosho Co. Ltd.	2,700	95,409
Zenrin Co. Ltd.	1,100	11,485
Zensho Holdings Co. Ltd.(2)	3,367	75,769
Zeon Corp.	3,500	36,531
ZERIA Pharmaceutical Co. Ltd.	100	1,846
ZIGExN Co. Ltd.	600	1,874
Zojirushi Corp.	200	3,016
ZOZO, Inc.	3,000	84,322
		77,946,926
Netherlands — 3.6%
Aalberts NV	5,124	193,308
ABN AMRO Bank NV, CVA	11,276	107,389
Accell Group NV(1)	792	23,637
Adyen NV(1)	421	709,758
Aegon NV	50,527	138,444
AerCap Holdings NV(1)	7,939	234,756
Akzo Nobel NV	3,225	319,133
Alfen Beheer BV(1)	1,046	75,872
Altice Europe NV(1)	5,368	23,793
AMG Advanced Metallurgical Group NV(2)	1,491	30,612
Arcadis NV(1)	1,917	44,006
ASM International NV	1,696	254,961
ASML Holding NV, (New York)	3,611	1,351,164
ASR Nederland NV	5,002	173,362
Basic-Fit NV(1)	1,555	43,742
BE Semiconductor Industries NV	5,368	256,489
Boskalis Westminster(1)	3,339	69,956
Coca-Cola European Partners plc	5,753	236,793
Corbion NV	10,273	475,487
Flow Traders(2)	2,458	96,812
ForFarmers NV	2,567	16,567
Fugro NV, CVA(1)(2)	3,360	14,346
Heijmans NV, CVA(1)	913	7,711
Heineken Holding NV	2,052	168,255
Heineken NV	2,075	192,235
IMCD NV	1,036	110,556
ING Groep NV, ADR	79,053	639,539
Just Eat Takeaway.com NV(1)	395	43,942
Kendrion NV(1)	516	8,158
Koninklijke Ahold Delhaize NV	33,561	1,010,744
Koninklijke BAM Groep NV(1)	14,254	21,945

	Shares	Value
Koninklijke DSM NV, ADR	21,871	$879,597
Koninklijke KPN NV	181,246	475,492
Koninklijke Philips NV(1)	12,042	571,875
Koninklijke Vopak NV	4,096	224,932
NIBC Holding NV(1)	1,438	12,681
NN Group NV	12,285	462,425
OCI NV(1)(2)	2,719	36,955
Pharming Group NV(1)(2)	69,588	88,132
PostNL NV	6,689	19,916
Prosus NV(1)	2,571	257,174
Randstad NV	3,985	207,531
SBM Offshore NV	2,959	51,213
SIF Holding NV(1)(2)	1,025	16,752
Signify NV(1)	4,966	165,765
TKH Group NV, CVA	2,200	86,219
TomTom NV(1)	2,200	17,673
Unilever NV, (New York)	20,266	1,175,428
Wolters Kluwer NV(2)	6,170	506,515
		12,349,747
New Zealand — 0.4%
a2 Milk Co. Ltd.(1)	12,149	151,707
Air New Zealand Ltd.	33,287	31,176
Arvida Group Ltd.	29,697	32,316
Auckland International Airport Ltd.	9,369	41,698
Chorus Ltd.	21,832	124,396
Contact Energy Ltd.	15,499	65,082
Fisher & Paykel Healthcare Corp. Ltd.	4,548	112,733
Fletcher Building Ltd.(1)	24,064	57,852
Genesis Energy Ltd.	15,870	32,236
Hallenstein Glasson Holdings Ltd.	3,578	10,905
Infratil Ltd.	12,691	42,304
Kathmandu Holdings Ltd.	6,450	5,356
Mercury NZ Ltd.	20,872	72,805
Meridian Energy Ltd.	15,870	54,286
Metlifecare Ltd.	8,404	33,618
New Zealand Refining Co. Ltd. (The)	20,355	9,031
NZX Ltd.	4,133	4,504
Oceania Healthcare Ltd.	31,251	21,822
Pushpay Holdings Ltd.(1)	5,578	32,782
Restaurant Brands New Zealand Ltd.(1)	921	7,560
Ryman Healthcare Ltd.	4,841	43,764
Sanford Ltd.	3,467	13,453
Scales Corp. Ltd.	1,024	3,375
SKYCITY Entertainment Group Ltd.	25,533	43,671
Spark New Zealand Ltd.	35,553	115,627
Summerset Group Holdings Ltd.	11,419	66,361
Synlait Milk Ltd.(1)	2,171	9,291
Tourism Holdings Ltd.	5,372	7,476
TOWER Ltd.(1)	32,624	12,509
Warehouse Group Ltd. (The)	4,906	6,765
Z Energy Ltd.	18,433	33,313
		1,299,774

	Shares	Value
Norway — 0.7%
Adevinta ASA(1)	1,419	$26,458
Akastor ASA(1)	3,621	2,790
Aker BP ASA	3,708	73,519
Aker Carbon Capture AS(1)(2)	1,079	630
Aker Offshore Wind Holding AS(1)(2)	1,079	408
Aker Solutions ASA(1)(2)	1,439	1,615
American Shipping Co. ASA(1)	3,331	11,114
Atea ASA(1)	1,956	22,860
Austevoll Seafood ASA	2,719	25,063
Avance Gas Holding Ltd.(2)	4,361	10,461
Axactor SE(1)	1,676	1,595
B2Holding ASA(1)	18,545	13,910
Bakkafrost P/F(1)	785	49,101
Bonheur ASA	304	8,383
Borregaard ASA	3,503	51,002
BW Energy Ltd.(1)	1,031	2,413
BW LPG Ltd.	4,758	22,170
BW Offshore Ltd.	5,124	19,788
DNB ASA(1)	15,641	250,289
DNO ASA(2)	17,268	10,892
Elkem ASA	9,979	20,537
Entra ASA	2,558	34,956
Equinor ASA, ADR	15,221	244,297
Europris ASA	1,793	9,030
FLEX LNG Ltd.(2)	415	2,231
Frontline Ltd.	2,379	18,937
Gjensidige Forsikring ASA(1)	2,717	57,831
Golden Ocean Group Ltd.	4,986	20,389
Grieg Seafood ASA	2,078	21,047
Hexagon Composites ASA(1)	1,520	9,265
Kid ASA	1,569	14,900
Kitron ASA(1)	6,153	11,509
Komplett Bank ASA(1)	4,733	3,777
Kongsberg Gruppen ASA	808	11,987
Leroy Seafood Group ASA	4,239	26,763
Mowi ASA(2)	5,775	112,742
Nordic Semiconductor ASA(1)	1,682	17,246
Norsk Hydro ASA(1)	28,294	90,127
Norway Royal Salmon ASA	396	10,018
Norwegian Finans Holding ASA(1)	8,314	62,839
Ocean Yield ASA(2)	4,605	11,578
Odfjell Drilling Ltd.(1)	7,425	9,843
Odfjell SE, A Shares(1)	1,031	2,583
Orkla ASA	9,857	100,302
Otello Corp ASA(1)	1,955	3,541
Pareto Bank ASA(1)	2,439	10,698
PGS ASA(1)	10,319	3,827
Salmar ASA(1)	635	34,360
Sbanken ASA(1)	3,482	26,827
Schibsted ASA, B Shares(1)	792	31,374
Selvaag Bolig ASA	4,640	28,250

	Shares	Value
SpareBank 1 BV	2,210	$9,339
SpareBank 1 Nord Norge	5,651	43,498
Sparebank 1 Oestlandet	2,719	27,694
SpareBank 1 SMN	7,690	76,471
SpareBank 1 SR-Bank ASA(1)	6,699	60,215
Sparebanken Vest	6,013	44,711
Stolt-Nielsen Ltd.	2,314	22,640
Storebrand ASA(1)	13,689	83,886
Subsea 7 SA(1)	11,794	95,155
Telenor ASA	9,621	156,404
TGS Nopec Geophysical Co. ASA	5,285	68,516
TOMRA Systems ASA(1)	914	44,284
Treasure ASA	2,313	3,307
Veidekke ASA(1)	2,300	30,937
Wallenius Wilhelmsen ASA(1)(2)	3,724	6,538
Yara International ASA	1,669	69,874
		2,511,541
Portugal — 0.2%
Altri SGPS SA	3,483	17,410
Banco Comercial Portugues SA, R Shares(1)(2)	124,066	14,601
CTT-Correios de Portugal SA(1)	4,680	14,548
EDP - Energias de Portugal SA	29,981	151,863
Galp Energia SGPS SA	9,746	104,287
Jeronimo Martins SGPS SA	5,518	90,547
Mota-Engil SGPS SA(1)	10,136	19,050
NOS SGPS SA	6,071	24,534
REN - Redes Energeticas Nacionais SGPS SA	24,720	71,668
Semapa-Sociedade de Investimento e Gestao	799	7,262
Sonae SGPS SA	22,123	15,759
		531,529
Singapore — 1.1%
Accordia Golf Trust	90,200	47,954
AEM Holdings Ltd.	15,500	45,455
Ascendas India Trust	14,300	14,018
Aspial Corp. Ltd.	37,900	4,039
Boustead Singapore Ltd.	1,000	525
BRC Asia Ltd.	2,000	1,659
CapitaLand Ltd.	39,500	80,021
Centurion Corp. Ltd.	14,400	3,763
China Sunsine Chemical Holdings Ltd.	40,100	10,743
Chip Eng Seng Corp. Ltd.	13,800	4,559
Chuan Hup Holdings Ltd.	16,800	2,657
City Developments Ltd.	25,000	147,241
ComfortDelGro Corp. Ltd.	44,100	47,716
DBS Group Holdings Ltd.	23,568	360,688
Far East Orchard Ltd.	15,500	11,043
First Resources Ltd.	1,200	1,145
Food Empire Holdings Ltd.	4,000	1,844
Frencken Group Ltd.	51,700	35,549
Golden Agri-Resources Ltd.	448,300	47,648
GuocoLand Ltd.	27,500	29,456

	Shares	Value
Hong Leong Asia Ltd.	13,700	$4,919
Hutchison Port Holdings Trust, U Shares	195,600	20,655
iFAST Corp. Ltd.(2)	1,400	2,361
Indofood Agri Resources Ltd.(1)	79,500	16,945
Japfa Ltd.	53,900	24,633
Jardine Cycle & Carriage Ltd.	3,900	54,127
Keppel Corp. Ltd.	69,300	232,986
Keppel Infrastructure Trust	91,400	36,571
KSH Holdings Ltd.	3,100	783
Lian Beng Group Ltd.	52,000	14,514
Mewah International, Inc.	25,900	4,454
NetLink NBN Trust	50,900	36,232
Oversea-Chinese Banking Corp. Ltd.	63,500	403,996
Oxley Holdings Ltd.	13,000	2,148
QAF Ltd.	13,000	8,784
Raffles Medical Group Ltd.	51,500	30,972
SATS Ltd.(2)	6,000	13,193
Sembcorp Industries Ltd.	61,200	83,724
Sembcorp Marine Ltd.(1)(2)	27,400	4,106
Sheng Siong Group Ltd.	31,800	40,981
SIIC Environment Holdings Ltd.	15,900	2,312
Silverlake Axis Ltd.	3,100	726
Singapore Airlines Ltd.	55,350	147,808
Singapore Exchange Ltd.	28,100	177,252
Singapore Post Ltd.	92,400	47,430
Singapore Press Holdings Ltd.(2)	40,600	32,488
Singapore Technologies Engineering Ltd.	45,500	113,342
Singapore Telecommunications Ltd.	68,200	114,921
SingHaiyi Group Ltd.	42,400	2,300
Stamford Land Corp. Ltd.	52,100	11,650
StarHub Ltd.	27,300	24,437
Tuan Sing Holdings Ltd.	13,300	2,967
UMS Holdings Ltd.	13,000	9,412
United Overseas Bank Ltd.	27,100	388,980
UOL Group Ltd.	25,100	121,042
Venture Corp. Ltd.	3,400	49,396
Wilmar International Ltd.	88,400	282,122
Wing Tai Holdings Ltd.	15,300	19,320
Yangzijiang Shipbuilding Holdings Ltd.	143,800	96,559
Yanlord Land Group Ltd.	44,400	39,333
		3,618,604
Spain — 2.0%
Acciona SA(2)	153	18,315
Acerinox SA(1)	8,600	69,618
ACS Actividades de Construccion y Servicios SA	11,121	272,804
Aena SME SA(1)	1,662	248,413
Amadeus IT Group SA	5,887	332,286
Applus Services SA(1)	1,956	16,103
Atresmedia Corp. de Medios de Comunicacion SA	6,284	16,925
Banco Bilbao Vizcaya Argentaria SA, ADR	120,984	349,644
Banco de Sabadell SA	245,295	100,281
Banco Santander SA, ADR(1)	131,753	293,809

	Shares	Value
Bankia SA	39,684	$50,455
Bankinter SA	11,259	60,973
CaixaBank SA	108,223	239,908
Cellnex Telecom SA	4,835	309,583
Cia de Distribucion Integral Logista Holdings SA	1,276	22,641
Construcciones y Auxiliar de Ferrocarriles SA(1)	931	33,474
Ebro Foods SA	1,276	31,310
Enagas SA	14,715	360,123
Ence Energia y Celulosa SA	7,045	22,606
Endesa SA	9,334	258,960
Ercros SA	3,354	8,451
Faes Farma SA	14,227	56,285
Ferrovial SA	17,690	473,067
Fomento de Construcciones y Contratas SA	4,165	40,775
Gestamp Automocion SA	5,124	13,715
Grifols SA	1,917	51,990
Grupo Catalana Occidente SA	1,418	36,785
Grupo Empresarial San Jose SA(2)	406	2,227
Grupo Ezentis SA(1)(2)	17,005	6,216
Iberdrola SA	71,425	900,117
Industria de Diseno Textil SA	12,168	341,729
Liberbank SA(1)	89,304	24,093
Mapfre SA	23,926	45,312
Masmovil Ibercom SA(1)	1,276	34,169
Mediaset Espana Comunicacion SA(1)	7,568	25,165
Melia Hotels International SA(1)	5,002	20,936
Metrovacesa SA(1)	2,597	19,772
Naturgy Energy Group SA	7,448	143,659
Neinor Homes SA(1)	3,360	45,142
Obrascon Huarte Lain SA(1)	8,078	5,992
Pharma Mar SA	1,088	110,661
Promotora de Informaciones SA, A Shares(1)	2,314	1,127
Prosegur Cash SA	27,280	22,619
Prosegur Cia de Seguridad SA	11,380	27,591
Red Electrica Corp. SA	22,122	423,108
Repsol SA	52,448	414,125
Sacyr SA	23,036	52,313
Siemens Gamesa Renewable Energy SA	1,677	45,062
Talgo SA(1)	5,908	26,954
Tecnicas Reunidas SA(1)(2)	2,341	29,899
Telefonica SA, ADR	63,369	250,308
Tubacex SA(1)(2)	5,117	7,372
Unicaja Banco SA(1)	33,148	23,834
Viscofan SA	1,437	106,363
Zardoya Otis SA	4,880	33,917
		6,979,081
Sweden — 3.5%
AAK AB(1)	3,842	76,153
AcadeMedia AB	5,521	46,440
AddTech AB, B Shares	820	42,462
AF POYRY AB(1)	2,558	71,327
Alfa Laval AB(1)	7,546	184,285

	Shares	Value
Alimak Group AB	1,917	$27,150
Amasten Fastighets AB(1)	23,929	20,252
Arjo AB, B Shares	11,137	66,246
Assa Abloy AB, B Shares	6,301	145,784
Atlas Copco AB, Class A ADR	8,825	409,656
Atlas Copco AB, B Shares	5,131	205,877
Avanza Bank Holding AB	6,177	121,915
Axfood AB	2,719	60,122
Beijer Ref AB	1,918	76,259
Bilia AB, A Shares(1)	6,153	72,880
BillerudKorsnas AB	8,606	144,753
BioGaia AB, B Shares	517	33,934
Boliden AB	8,465	252,791
Bonava AB, B Shares	2,314	16,459
Bravida Holding AB(1)	3,717	43,992
Bure Equity AB	2,739	84,488
Castellum AB	5,368	109,801
Cavotec SA(1)	5,775	13,692
Cellavision AB(1)	635	23,224
Cibus Nordic Real Estate AB	1,795	31,532
Clas Ohlson AB, B Shares	3,720	43,154
Cloetta AB, B Shares(1)	8,972	25,031
Dios Fastigheter AB	3,600	23,242
Dometic Group AB(1)	3,199	39,319
Elanders AB, B Shares(1)	1,404	11,342
Electrolux AB, Series B	10,034	217,672
Electrolux Professional AB, B Shares(1)	4,494	19,891
Elekta AB, B Shares(2)	5,124	64,200
Eltel AB(1)	5,005	12,148
Embracer Group AB(1)	3,393	66,645
Eolus Vind AB, B Shares(2)	2,958	52,493
Epiroc AB, A Shares	18,570	276,714
Epiroc AB, B Shares	11,130	160,171
EQT AB	2,133	39,303
Essity AB, B Shares(1)	10,650	366,606
Fabege AB	6,784	82,681
Fastighets AB Balder, B Shares(1)	1,795	71,477
Fingerprint Cards AB, B Shares(1)(2)	5,761	8,906
Fortnox AB	1,967	68,429
Getinge AB, B Shares	5,765	128,084
Granges AB(1)	5,001	44,520
Haldex AB(1)	920	4,204
Hennes & Mauritz AB, B Shares	16,805	268,342
Hexagon AB, B Shares(1)	3,482	252,468
Hexatronic Group AB(1)(2)	1,064	8,378
Hexpol AB(1)	6,528	53,909
HIQ International AB(1)	3,905	31,776
Hoist Finance AB(1)	7,573	26,894
Holmen AB, B Shares(1)	2,597	92,466
Hufvudstaden AB, A Shares	2,436	30,178
Husqvarna AB, B Shares	18,092	196,463
ICA Gruppen AB	3,075	150,868

	Shares	Value
Indutrade AB(1)	1,957	$103,016
Instalco AB	559	10,994
Internationella Engelska Skolan i Sverige Holding II AB	645	5,755
Investment AB Latour, B Shares	1,279	28,520
Inwido AB(1)	4,758	47,197
JM AB	1,036	31,609
Karo Pharma AB(1)	786	5,768
Klovern AB, B Shares	33,401	51,386
KNOW IT AB(1)	251	6,458
Kungsleden AB	5,521	43,659
Lifco AB, B Shares	792	62,968
Lime Technologies AB(2)	250	9,400
Lindab International AB	2,558	41,063
Loomis AB(1)	1,677	42,157
Lundin Energy AB	1,277	31,188
Maha Energy AB(1)(2)	9,982	16,293
Mekonomen AB(1)	2,560	27,345
Millicom International Cellular SA, SDR	2,078	61,684
MIPS AB	1,280	51,274
Modern Times Group MTG AB, B Shares(1)	5,104	69,654
Momentum Group AB, Class B(1)	933	15,528
Mycronic AB	3,732	84,920
NCC AB, B Shares	3,522	63,416
NetEnt AB(1)	8,331	79,992
New Wave Group AB, B Shares(1)	784	4,242
Nibe Industrier AB, B Shares(1)	9,595	269,791
Nobia AB(1)	4,483	28,847
Nobina AB(1)	7,052	42,662
Nolato AB, B Shares(1)	1,154	112,425
Nordea Bank Abp(1)	46,806	377,251
Nordic Entertainment Group AB, B Shares(1)	2,719	113,378
NP3 Fastigheter AB	2,597	30,638
Nyfosa AB(1)	7,164	51,720
Ovzon AB(1)	894	7,380
Pandox AB(1)	2,436	27,715
Paradox Interactive AB	1,917	51,349
Peab AB, Class B(1)	5,246	51,281
RaySearch Laboratories AB(1)	2,043	22,906
Resurs Holding AB	6,082	31,553
Saab AB, B Shares(1)	1,154	34,663
Sagax AB, D Shares	2,946	10,457
Sandvik AB(1)	21,362	418,978
SAS AB(1)(2)	7,955	5,981
Scandi Standard AB(1)	3,842	33,241
Scandic Hotels Group AB(2)	6,076	21,098
Securitas AB, B Shares(1)	5,368	76,499
Sinch AB(1)	461	46,764
Skandinaviska Enskilda Banken AB, A Shares(1)	36,367	360,788
Skanska AB, B Shares(1)	2,959	60,339
SKF AB, B Shares	16,801	335,071
SkiStar AB	2,078	24,989
Spotify Technology SA(1)	849	239,554

	Shares	Value
SSAB AB, A Shares(1)	9,098	$29,698
SSAB AB, B Shares(1)	26,373	81,431
Stillfront Group AB(1)	888	95,535
Svenska Cellulosa AB SCA, B Shares(1)	11,015	142,058
Svenska Handelsbanken AB, A Shares(1)	22,275	223,950
Sweco AB, B Shares	1,154	71,217
Swedbank AB, A Shares(1)	20,259	343,679
Swedish Orphan Biovitrum AB(1)	4,483	100,506
Tele2 AB, B Shares	5,887	83,381
Telefonaktiebolaget LM Ericsson, ADR	31,605	368,198
Telia Co. AB	54,874	211,434
Tethys Oil AB	3,448	18,923
Thule Group AB	1,276	40,283
Tobii AB(1)	908	5,466
Trelleborg AB, B Shares(1)	5,893	102,728
Troax Group AB	2,558	49,660
Vitec Software Group AB, B Shares	1,917	66,512
Volvo AB, B Shares(1)	27,500	526,012
Wallenstam AB, B Shares	4,615	60,450
Wihlborgs Fastigheter AB	4,879	78,050
		11,901,423
Switzerland — 8.7%
ABB Ltd., ADR	24,330	620,415
Adecco Group AG	4,485	234,281
Alcon, Inc.(1)	7,877	447,277
Allreal Holding AG	646	133,745
ams AG(1)	13,070	231,115
Arbonia AG(1)	1,822	23,891
Aryzta AG(1)(2)	31,343	22,425
Ascom Holding AG(1)	521	6,980
Autoneum Holding AG(1)(2)	230	27,631
Baloise Holding AG	1,664	258,968
Banque Cantonale Vaudoise	385	41,129
Barry Callebaut AG	41	90,685
Basilea Pharmaceutica AG(1)	127	7,061
Belimo Holding AG	13	113,553
BKW AG	517	50,640
Bobst Group SA	456	29,525
Bossard Holding AG, Class A	387	68,537
Bucher Industries AG	380	142,180
Cembra Money Bank AG	1,566	186,678
Chocoladefabriken Lindt & Spruengli AG	2	176,621
Chocoladefabriken Lindt & Spruengli AG, Participation Ceritificate	24	204,400
Cie Financiere Richemont SA	6,810	450,942
Clariant AG	9,869	205,135
Comet Holding AG	325	51,027
Credit Suisse Group AG, ADR	64,223	704,526
Daetwyler Holding AG	457	106,625
DKSH Holding AG	1,617	108,329
dormakaba Holding AG(1)	153	98,933
Dufry AG(1)	461	13,839
EFG International AG(1)	4,239	29,206

	Shares	Value
Emmi AG	49	$50,288
EMS-Chemie Holding AG(2)	152	137,062
Flughafen Zurich AG(1)	1,040	156,409
Forbo Holding AG	54	89,264
Galenica AG	3,848	276,208
GAM Holding AG(1)	6,162	15,097
Geberit AG	1,003	577,414
Georg Fischer AG	261	259,564
Givaudan SA	40	167,844
Helvetia Holding AG	1,692	159,083
Huber + Suhner AG	845	65,318
Idorsia Ltd.(1)	914	27,124
Implenia AG	932	32,126
Ina Invest Holding AG(1)	184	3,928
Inficon Holding AG	134	114,629
Interroll Holding AG	53	141,849
Julius Baer Group Ltd.	7,421	355,270
Kardex Holding AG	503	104,079
Komax Holding AG(1)	130	21,951
Kuehne + Nagel International AG(1)	1,914	370,508
LafargeHolcim Ltd.(1)	10,512	498,459
Landis+Gyr Group AG(1)	920	55,589
Leonteq AG(1)	638	25,462
Logitech International SA	4,361	322,094
Lonza Group AG	1,265	783,823
Medacta Group SA(1)	450	42,655
Meyer Burger Technology AG(1)(2)	36,977	7,770
Mobilezone Holding AG	2,315	24,984
Mobimo Holding AG(1)	275	80,748
Molecular Partners AG(1)	467	10,435
Nestle SA, ADR	26,654	3,209,275
Novartis AG, ADR	49,215	4,235,443
OC Oerlikon Corp. AG	2,558	23,288
Partners Group Holding AG	586	594,653
PSP Swiss Property AG	1,678	200,480
Roche Holding AG, ADR	94,210	4,116,977
Schindler Holding AG	909	239,048
Schindler Holding AG, Bearer Participation Certificate	1,844	491,675
Schmolz + Bickenbach AG(1)	17,780	3,123
Sensirion Holding AG(1)	262	14,197
SFS Group AG	930	87,561
SGS SA	1	2,585
SIG Combibloc Group AG(1)	15,307	300,620
Sika AG	2,514	602,149
Softwareone Holding AG(1)	1,095	32,496
Sonova Holding AG(1)	276	64,419
Straumann Holding AG	31	30,463
Sulzer AG	1,402	124,700
Sunrise Communications Group AG(1)	2,078	247,240
Swatch Group AG (The)	792	31,207
Swatch Group AG (The), Bearer Shares	517	109,388
Swiss Life Holding AG(1)	1,411	570,258

	Shares	Value
Swiss Prime Site AG	3,215	$289,271
Swiss Re AG	5,405	434,101
Swisscom AG	1,079	596,670
Swissquote Group Holding SA	635	55,772
Tecan Group AG	458	206,917
Temenos AG	1,666	268,574
u-blox Holding AG(1)	399	22,499
UBS Group AG	104,777	1,273,041
Valiant Holding AG	644	61,606
Valora Holding AG(1)	156	29,052
VAT Group AG(1)	805	156,629
Vifor Pharma AG	1,424	210,127
Vontobel Holding AG	1,564	115,341
Zehnder Group AG	307	15,888
Zurich Insurance Group AG	2,306	853,183
		29,783,249
United Kingdom — 12.9%
3i Group plc	24,334	305,117
Admiral Group plc	10,132	356,982
Aggreko plc	17,431	111,192
AJ Bell plc	1,379	8,281
Anglo American plc	33,263	814,853
Anglo Asian Mining plc	15,364	31,423
Anglo Pacific Group plc	10,906	15,452
Antofagasta plc	9,597	137,781
Aptitude Software Group plc	515	3,056
Arix Bioscience plc(1)	2,086	2,189
Arrow Global Group plc(2)	3,602	5,502
Ashmore Group plc	11,252	63,413
Ashtead Group plc	17,689	615,972
ASOS plc(1)	1,923	126,945
Associated British Foods plc	4,301	118,564
Aston Martin Lagonda Global Holdings plc(1)	14,235	10,852
AstraZeneca plc, ADR	29,419	1,647,464
Atalaya Mining plc(1)	1,817	4,454
Augean plc(1)	8,214	18,666
Auto Trader Group plc	38,624	290,784
Avast plc	9,995	71,614
AVEVA Group plc	517	35,053
Aviva plc	116,255	439,327
B&M European Value Retail SA	5,781	36,784
Babcock International Group plc	3,720	13,531
BAE Systems plc, ADR	16,366	456,775
Bank of Georgia Group plc(1)	1,555	19,105
Barclays plc, ADR(1)	96,447	561,322
Barratt Developments plc	20,475	145,060
Beazley plc	7,289	41,917
Bellway plc	2,597	82,892
Berkeley Group Holdings plc	3,744	228,055
BHP Group plc, ADR	20,858	941,322
Biffa plc	20,607	56,470
Bloomsbury Publishing plc	1,848	5,208

	Shares	Value
Bodycote plc	7,839	$58,786
boohoo Group plc(1)	24,201	93,597
BP plc, ADR	60,707	1,270,597
Brewin Dolphin Holdings plc	6,685	22,296
Britvic plc	16,389	185,670
BT Group plc	269,072	376,407
Bunzl plc	2,817	91,203
Burberry Group plc	14,344	278,775
Burford Capital Ltd.	9,496	71,872
Cairn Energy plc(1)	63,326	119,202
Capita plc(1)	85,440	35,700
Carnival plc, ADR	2,960	41,381
Centamin plc	70,465	197,609
Central Asia Metals plc	10,376	24,424
Centrica plc	29,178	17,967
Chemring Group plc	27,646	89,433
Clinigen Group plc	5,129	46,828
Clipper Logistics plc	2,200	12,317
Close Brothers Group plc	8,212	123,276
Coats Group plc	129,584	96,152
Coca-Cola HBC AG(1)	10,010	266,815
Compass Group plc	29,311	478,210
Computacenter plc	2,200	60,019
ConvaTec Group plc	17,268	44,227
Countryside Properties plc	6,807	29,460
Cranswick plc	635	31,662
Crest Nicholson Holdings plc	13,705	36,294
Croda International plc	4,003	315,127
Curtis Banks Group plc	739	2,163
CVS Group plc	2,314	36,933
Dart Group plc	7,194	68,662
DCC plc	635	56,261
Dechra Pharmaceuticals plc	676	28,465
Devro plc	12,301	28,513
DFS Furniture plc	16,111	36,612
Diageo plc, ADR	5,003	672,403
Diploma plc	1,276	32,856
Direct Line Insurance Group plc	33,976	134,821
Diversified Gas & Oil plc	56,029	82,444
Domino's Pizza Group plc	8,087	36,258
dotdigital group plc	22,010	41,817
Drax Group plc	25,846	97,210
DS Smith plc	23,043	79,579
Dunelm Group plc	7,826	149,493
easyJet plc	5,246	44,404
Electrocomponents plc	33,925	307,921
Elementis plc	16,749	16,154
EMIS Group plc	2,709	37,384
EnQuest plc(1)	141,737	24,441
Equiniti Group plc	2,975	4,510
Essentra plc	4,758	19,353
Euromoney Institutional Investor plc	1,315	14,713

	Shares	Value
Evraz plc	16,021	$69,431
Experian plc, ADR	11,765	436,834
Ferguson plc	7,419	731,504
Ferrexpo plc	21,360	52,727
Firstgroup plc(1)	20,475	11,950
Forterra plc	16,394	34,817
Foxtons Group plc(1)	3,961	2,062
Frasers Group plc(1)	11,012	51,521
Fresnillo plc	2,959	49,937
Frontier Developments plc(1)	1,956	59,353
Funding Circle Holdings plc(1)	2,055	2,282
G4S plc	42,980	82,503
Galliford Try Holdings plc	11,802	13,577
Games Workshop Group plc	2,726	335,691
Gateley Holdings plc	6,529	11,870
Genus plc	635	28,606
GlaxoSmithKline plc, ADR	31,739	1,256,864
Glencore plc(1)	282,355	638,550
Go-Ahead Group plc (The)	3,746	33,513
GoCo Group plc	3,108	4,736
Golar LNG Ltd.(1)	2,205	22,822
Grafton Group plc	11,901	124,008
Grainger plc	14,844	62,108
Greencore Group plc	28,014	47,072
Greggs plc	6,661	126,171
Gulf Keystone Petroleum Ltd.	15,351	17,258
Gym Group plc (The)	8,850	18,810
Halma plc	3,601	106,766
Hargreaves Lansdown plc	8,571	185,207
Hays plc	73,290	118,152
Helical plc	5,887	22,317
Hikma Pharmaceuticals plc	4,597	145,699
Hill & Smith Holdings plc	2,719	44,197
Hiscox Ltd.(1)	2,466	26,257
Hochschild Mining plc(1)	10,132	32,587
HomeServe plc	4,001	69,475
Hotel Chocolat Group plc	2,586	12,557
Howden Joinery Group plc	35,683	268,070
HSBC Holdings plc, ADR	53,371	1,154,415
Hunting plc	1,937	4,184
Hurricane Energy plc(1)(2)	1,149	71
Ibstock plc(1)	28,172	58,202
IG Group Holdings plc	24,577	260,516
IMI plc	14,107	198,759
Impax Asset Management Group plc	1,035	6,973
Inchcape plc(1)	23,925	161,668
Indivior plc(1)	82,241	130,448
Informa plc(1)	7,927	44,205
IntegraFin Holdings plc	16,739	120,158
InterContinental Hotels Group plc(1)	1,677	98,771
Intermediate Capital Group plc	4,218	77,077
Intertek Group plc	4,001	314,268

	Shares	Value
Investec plc	20,984	$41,332
IQE plc(1)(2)	5,643	4,679
ITV plc	154,128	125,102
IWG plc	23,440	88,235
J D Wetherspoon plc	6,170	84,415
J Sainsbury plc	113,564	279,021
Jadestone Energy, Inc.(1)	11,393	10,042
JD Sports Fashion plc	19,448	188,687
John Laing Group plc	12,809	48,867
John Wood Group plc(1)	17,690	58,598
Johnson Matthey plc	1,956	62,099
Joules Group plc	2,966	4,401
Just Group plc(1)	64,734	44,045
Kainos Group plc	4,350	65,126
KAZ Minerals plc	8,453	66,078
Keller Group plc	6,406	53,631
Keystone Law Group plc	1,534	9,074
Kingfisher plc	48,098	174,975
Lancashire Holdings Ltd.	2,841	29,166
Learning Technologies Group plc	4,750	9,651
Legal & General Group plc	98,105	288,185
Liberty Global plc, Class A(1)	1,956	45,712
Liberty Global plc, Class C(1)	5,381	123,817
Liontrust Asset Management plc	3,099	52,611
Lloyds Banking Group plc, ADR	354,933	511,104
London Stock Exchange Group plc	3,073	361,489
Lookers plc	15,149	4,253
LSL Property Services plc(1)	1,054	3,012
Luceco plc	5,407	13,150
Luxfer Holdings plc	1,555	22,112
M&G plc	99,724	230,619
Man Group plc	13,461	22,052
Marks & Spencer Group plc	65,364	97,074
Marshalls plc	5,505	46,802
Marston's plc	67,694	47,917
McCarthy & Stone plc(1)	14,863	14,258
Mediclinic International plc	9,369	32,755
Meggitt plc	6,284	24,436
Micro Focus International plc, ADR	3,482	14,207
Mitchells & Butlers plc(1)	15,992	36,812
Mitie Group plc	19,317	8,636
Mondi plc	18,430	359,936
Moneysupermarket.com Group plc	27,622	112,470
Morgan Advanced Materials plc	15,618	48,227
Morgan Sindall Group plc	1,677	28,425
Morses Club plc	2,215	1,658
Mortgage Advice Bureau Holdings Ltd.	2,980	25,895
Motorpoint group plc	8,188	29,616
National Express Group plc	31,500	53,056
National Grid plc, ADR	8,969	506,569
Natwest Group plc, ADR(1)	44,905	131,572
NCC Group plc	2,057	4,966

	Shares	Value
Next plc	5,514	$445,051
Ninety One plc(1)	10,491	30,937
Norcros plc	4,089	7,487
Numis Corp. plc	1,147	4,492
Ocado Group plc(1)	12,283	411,696
On the Beach Group plc	3,616	14,743
OneSavings Bank plc	18,796	76,382
Pagegroup plc	19,058	98,133
Pan African Resources plc	183,550	60,113
Paragon Banking Group plc	13,209	62,672
Pearson plc, ADR	5,894	43,910
Pennon Group plc	3,482	46,825
Persimmon plc	4,880	170,776
Petrofac Ltd.(2)	21,641	46,575
Petropavlovsk plc(1)(2)	307,207	150,507
Phoenix Group Holdings plc	23,157	214,209
Photo-Me International plc	23,283	15,034
Playtech plc	19,474	96,708
Plus500 Ltd.	11,254	219,414
Polypipe Group plc	5,124	29,982
Premier Foods plc(1)	68,422	78,202
Premier Miton Group plc	4,634	5,536
Premier Oil plc(1)(2)	52,340	15,280
Provident Financial plc(1)	5,650	18,610
Prudential plc, ADR	6,008	193,818
Purplebricks Group plc(1)	2,337	2,830
PZ Cussons plc	6,029	16,710
QinetiQ Group plc	7,326	28,576
Quilter plc	150,041	286,912
Rathbone Brothers plc	1,038	23,422
Reach plc	33,031	23,225
Reckitt Benckiser Group plc	18,201	1,831,825
Redde Northgate plc	21,768	54,647
Redrow plc	11,796	72,370
RELX plc, ADR	26,344	596,955
Renewi plc	52,187	16,184
Renishaw plc	517	33,062
Rentokil Initial plc(1)	34,275	244,205
Restaurant Group plc (The)	44,891	33,875
Restore plc	5,124	25,370
Rhi Magnesita NV	1,424	51,472
Rightmove plc	42,463	359,760
Rio Tinto plc, ADR	20,727	1,269,114
RM plc(1)	6,168	15,501
Rockrose Energy plc	266	6,564
Rolls-Royce Holdings plc, ADR	13,712	44,153
Rotork plc	18,543	74,312
Royal Dutch Shell plc, Class A ADR	31,924	947,504
Royal Dutch Shell plc, Class B ADR	28,844	810,516
Royal Mail plc	56,018	134,413
RPS Group plc	14,102	8,039
RSA Insurance Group plc	30,164	182,714

	Shares	Value
Sabre Insurance Group plc	3,962	$14,154
Saga plc	14,738	2,681
Sage Group plc (The)	13,811	136,941
Savills plc	2,847	31,055
Schroders plc	1,661	64,346
Secure Trust Bank plc	653	5,590
Senior plc	10,740	7,487
Serco Group plc(1)	16,110	30,278
Serica Energy plc	16,790	26,778
Severn Trent plc	8,348	261,241
SIG plc	22,520	9,567
Signature Aviation plc	18,576	65,481
Sirius Real Estate Ltd.	75,861	75,447
Smart Metering Systems plc	666	5,698
Smith & Nephew plc, ADR	4,446	180,730
Smiths Group plc	2,959	55,361
Softcat plc	7,167	132,498
Spectris plc	1,036	35,120
Speedy Hire plc	48,354	33,329
Spirax-Sarco Engineering plc	931	127,500
Spire Healthcare Group plc	17,909	21,977
Spirent Communications plc	21,100	82,219
SSE plc	35,837	606,818
SSP Group plc	22,000	72,168
St Modwen Properties plc	11,908	51,574
St. James's Place plc	29,286	383,573
Stagecoach Group plc	15,992	9,175
Standard Chartered plc (London)(1)	66,502	347,712
Standard Life Aberdeen plc	32,265	102,305
Stobart Group Ltd.(1)	2,200	718
Stock Spirits Group plc	4,258	12,518
Strix Group plc	2,821	8,386
STV Group plc	651	1,840
Superdry plc	5,261	9,396
Synthomer plc	13,433	56,348
TalkTalk Telecom Group plc	20,233	19,879
Tate & Lyle plc	19,554	179,107
Taylor Wimpey plc	49,903	81,652
Telecom Plus plc	392	7,189
Tesco plc	151,081	443,088
TI Fluid Systems plc(1)	5,536	11,657
TP ICAP plc	28,014	113,781
Tracsis plc	399	3,390
Trainline plc(1)	3,295	17,438
Travis Perkins plc	14,466	237,754
Tremor International Ltd.(1)	1,694	3,378
TUI AG	2,558	11,470
Tullow Oil plc(2)	99,889	27,400
U & I Group plc	4,874	4,307
UDG Healthcare plc	2,841	27,704
Ultra Electronics Holdings plc	1,036	32,351
Unilever plc, ADR	13,746	818,987

	Shares	Value
United Utilities Group plc	30,580	$341,248
Urban & Civic plc	3,857	11,882
Vectura Group plc	8,843	12,977
Vertu Motors plc	32,369	10,445
Vesuvius plc(1)	5,887	32,287
Victrex plc	3,841	99,198
Virgin Money UK plc(1)	35,706	44,465
Vistry Group plc	16,972	144,291
Vodafone Group plc, ADR	44,638	659,303
Watkin Jones plc	1,294	2,553
Weir Group plc (The)	1,315	22,298
WH Smith plc	5,388	84,772
Whitbread plc(1)	4,600	155,977
Wincanton plc	1,696	4,409
WM Morrison Supermarkets plc	70,341	180,816
WPP plc, ADR	1,276	54,090
Yellow Cake plc(1)	5,649	16,911
		43,868,041
TOTAL COMMON STOCKS (Cost $294,234,094)		340,292,973
RIGHTS†
Australia†
Coronado Global Resources, Inc.(1)	2,936	43
Lynas Corp. Ltd.(1)	2,029	210
		253
Italy†
Ascopiave SpA(1)	6,190	7
Singapore†
Sembcorp Marine Ltd.(1)	137,000	101
TOTAL RIGHTS (Cost $8,634)		361
TEMPORARY CASH INVESTMENTS — 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $2,759,328)	2,759,328	2,759,328
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $3,789,955)	3,789,955	3,789,955
TOTAL INVESTMENT SECURITIES — 101.6% (Cost $300,792,011)		346,842,617
OTHER ASSETS AND LIABILITIES — (1.6)%		(5,498,522)
TOTAL NET ASSETS — 100.0%		$341,344,095

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	16.4%
Industrials	16.2%
Consumer Discretionary	11.8%
Materials	11.8%
Consumer Staples	9.2%
Health Care	8.8%
Information Technology	8.2%
Communication Services	5.6%
Utilities	4.8%
Energy	4.3%
Real Estate	2.6%
Cash and Equivalents*	0.3%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
SDR	-	Swedish Depositary Receipt

†    Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,637,612. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $8,154,833, which includes securities collateral of $4,364,878.

See Notes to Financial Statements.

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $297,002,056) — including $7,637,612 of securities on loan	$343,052,662
Investment made with cash collateral received for securities on loan, at value (cost of $3,789,955)	3,789,955
Total investment securities, at value (cost of $300,792,011)	346,842,617
Foreign currency holdings, at value (cost of $64,188)	64,363
Dividends and interest receivable	950,996
Securities lending receivable	5,804
347,863,780

Liabilities
Disbursements in excess of demand deposit cash	1,185
Payable for collateral received for securities on loan	3,789,955
Payable for investments purchased	2,664,279
Accrued management fees	64,266
6,519,685

Net Assets	$341,344,095

Shares outstanding (unlimited number of shares authorized)	6,800,000

Net Asset Value Per Share	$50.20

Net Assets Consist of:
Capital paid in	$294,873,218
Distributable earnings	46,470,877
$341,344,095

See Notes to Financial Statements.

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $488,017)	$4,582,772
Securities lending, net	32,657
Interest	1,000
4,616,429

Expenses:
Management fees	379,637
Other expenses	1,079
380,716

Net investment income (loss)	4,235,713

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,097,481)
Futures contract transactions	1,347
Foreign currency translation transactions	(41,469)
(1,137,603)

Change in net unrealized appreciation (depreciation) on:
Investments	46,050,606
Translation of assets and liabilities in foreign currencies	19,212
46,069,818

Net realized and unrealized gain (loss)	44,932,215

Net Increase (Decrease) in Net Assets Resulting from Operations	$49,167,928

(1)September 24, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,235,713
Net realized gain (loss)	(1,137,603)
Change in net unrealized appreciation (depreciation)	46,069,818
Net increase (decrease) in net assets resulting from operations	49,167,928

Distributions to Shareholders
From earnings	(2,697,051)

Capital Share Transactions
Proceeds from shares sold	294,873,218

Net increase (decrease) in net assets	341,344,095

Net Assets
End of period	$341,344,095

Transactions in Shares of the Fund
Sold	6,800,000

(1)September 24, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis International Equity ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek long-term capital appreciation. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on September 24, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$3,789,955	—	—	—	$3,789,955
Gross amount of recognized liabilities for securities lending transactions					$3,789,955

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 19% of the shares of the fund.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.23%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 were $99,546,305 and $12,753,353, respectively.

Securities received in-kind through subscriptions for the period ended August 31, 2020 were $208,553,698. There were no securities delivered in-kind through redemptions during the period.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a basket of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$2,380,260	$19,402,161	—
Belgium	796,833	2,474,877	—
Canada	8,822	32,855,561	—
Denmark	2,181,815	5,249,507	—
Finland	210,019	3,345,963	—
France	5,304,222	24,740,584	—
Germany	4,143,469	23,530,953	—
Hong Kong	233,875	9,753,834	—
Israel	824,842	1,720,440	—
Italy	390,162	7,141,429	—
Japan	7,830,447	70,116,479	—
Netherlands	5,227,596	7,122,151	—
Norway	263,234	2,248,307	—
Singapore	278,016	3,340,588	—
Spain	893,761	6,085,320	—
Sweden	1,017,408	10,884,015	—
Switzerland	14,159,677	15,623,572	—
United Kingdom	15,436,372	28,431,669	—
Other Countries	—	4,644,733	—
Rights	—	361	—
Temporary Cash Investments	2,759,328	—	—
Temporary Cash Investments - Securities Lending Collateral	3,789,955	—	—
	$68,130,113	$278,712,504	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the period from September 24, 2019 (fund inception) through August 31, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $1,347 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the period September 24, 2019 (fund inception) through August 31, 2020 were as follows:

Distributions Paid From
Ordinary income	$2,697,051
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$301,615,368
Gross tax appreciation of investments	$53,795,823
Gross tax depreciation of investments	(8,568,574)
Net tax appreciation (depreciation) of investments	45,227,249
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	17,720
Net tax appreciation (depreciation)	$45,244,969
Undistributed ordinary income	$2,296,163
Accumulated short-term capital losses	$(1,070,255)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020(4)	$50.00	1.12	(0.37)	0.75	(0.55)	$50.20	1.52%	0.23%(5)	2.57%(5)	8%	$341,344

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avantis® International Equity ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 24, 2019 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Avantis® International Equity ETF as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from September 24, 2019 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)

Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance reviewed by the Board was above its benchmark. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For the fiscal year ended August 31, 2020, the fund intends to pass through to shareholders foreign source income of $5,066,472 and foreign taxes paid of $451,490, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on August 31, 2020 are $0.7451 and $0.0664, respectively.

Notes

Notes

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96043 2010

Annual Report

August 31, 2020

Avantis® International Small Cap Value ETF (AVDV)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat early in the period. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, stocks largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most stocks rebounded quickly. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. U.S. stocks generally advanced and fared better than their counterparts elsewhere. The growth style significantly outperformed value stocks, which struggled.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our investment professionals have experience weathering unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors

2

Performance

Total Returns as of August 31, 2020
	Since Inception	Inception Date
Net Asset Value	-2.58%	9/24/2019
Market Price	-2.24%	9/24/2019
MSCI World ex-USA Small Cap Index	7.05%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2020
Net Asset Value — $9,742

MSCI World ex-USA Small Cap Index — $10,705

Total Annual Fund Operating Expenses
0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Small Cap Value ETF seeks long-term capital appreciation by investing in a diverse group of non-U.S. small-capitalization (small-cap) value companies across countries, market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies.

The portfolio is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance portfolio performance.

Performance Review

For the period from Avantis International Small Cap Value ETF’s inception on September 24, 2019, through the fund’s fiscal year-end on August 31, 2020, the fund returned -2.24%* on a market price basis. On a net asset value (NAV) basis, the fund returned -2.58%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

For the same time period, the fund underperformed the total non-U.S. developed markets small-cap stock universe, as measured by the MSCI World ex-USA Small Cap Index, which returned 7.05%. The MSCI World ex-USA Small Cap Index is an unmanaged index generally representative of the performance of non-U.S. developed markets small-cap stocks. The underperformance versus the index was largely due to the fund’s emphasis on small-cap companies with higher levels of profitability and lower prices relative to their book values. These value-oriented companies generally underperformed companies with lower levels of profitability and higher prices relative to their book values.

For example, small-cap value stocks (as measured by the MSCI World ex-USA Small Cap Value Index) returned -3.56% for the reporting period, underperforming small-cap growth stocks, which returned 17.74% (as measured by the MSCI World ex-USA Small Cap Growth Index).

Meanwhile, the exclusion of real estate investment trusts (REITs) in the fund aided results. REITs were significant underperformers for the reporting period.

*Total returns for periods less than one year are not annualized.
4

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Valiant Holding AG	1.0%
J Sainsbury plc	0.7%
Mineral Resources Ltd.	0.7%
Quilter plc	0.7%
Rheinmetall AG	0.7%
Dialog Semiconductor plc	0.7%
Nolato AB, B Shares	0.7%
Conzzeta AG	0.7%
Bure Equity AB	0.6%
St. James's Place plc	0.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Rights	—*
Total Equity Exposure	99.8%
Temporary Cash Investments	0.1%
Temporary Cash Investments - Securities Lending Collateral	1.5%
Other Assets and Liabilities	(1.4)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
Japan	27.4%
United Kingdom	15.5%
Canada	8.8%
Australia	7.9%
Sweden	6.7%
Germany	5.4%
Switzerland	4.9%
France	2.8%
Italy	2.7%
Netherlands	2.1%
Norway	2.1%
Other Countries	13.5%
Cash and Equivalents*	0.2%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$1,025.00	$1.83	0.36%
Hypothetical	$1,000	$1,023.33	$1.83	0.36%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 99.8%
Australia — 7.9%
Adairs Ltd.	37,430	$94,328
Adbri Ltd.	125,595	232,562
Alliance Aviation Services Ltd.	39,424	106,803
Asaleo Care Ltd.	97,601	78,776
Aurelia Metals Ltd.	293,177	115,408
Austal Ltd.	11,119	28,801
Australian Finance Group Ltd.	58,332	79,001
Beach Energy Ltd.	868,955	965,955
Bega Cheese Ltd.(1)	110,437	425,804
Boral Ltd.	440,039	1,278,857
Cedar Woods Properties Ltd.	22,585	88,320
Challenger Ltd.	46,778	138,058
Coronado Global Resources, Inc.(1)	67,683	30,809
CSR Ltd.	258,779	690,801
Dicker Data Ltd.	10,907	59,857
Eclipx Group Ltd.(2)	141,580	154,518
Emeco Holdings Ltd.(2)	162,100	104,455
Emeco Holdings Ltd.(2)	77,191	50,100
Flight Centre Travel Group Ltd.	42,083	399,492
Galaxy Resources Ltd.(2)	135,655	121,155
Genworth Mortgage Insurance Australia Ltd.	80,724	88,556
Grange Resources Ltd.	133,825	27,574
IGO Ltd.	275,715	895,989
Iluka Resources Ltd.	209,552	1,548,641
Inghams Group Ltd.	169,758	400,346
MACA Ltd.	87,434	66,079
Macmahon Holdings Ltd.	341,437	65,286
McMillan Shakespeare Ltd.	41,887	280,523
McPherson's Ltd.	67,891	169,683
Mineral Resources Ltd.	93,368	1,988,796
MNF Group Ltd.	6,915	25,931
MyState Ltd.(1)	28,492	82,451
New Hope Corp. Ltd.	121,482	106,095
Nick Scali Ltd.	25,372	162,795
NRW Holdings Ltd.	175,477	282,063
Nufarm Ltd.(2)	160,934	474,278
OFX Group Ltd.	69,898	58,237
Orora Ltd.	553,533	908,986
OZ Minerals Ltd.	111,894	1,198,745
Pacific Current Group Ltd.	28,635	128,441
Perenti Global Ltd.	586,511	510,794
Perseus Mining Ltd.(2)	701,020	745,461
Platinum Asset Management Ltd.	83,407	224,697
Ramelius Resources Ltd.	380,888	583,746
Red 5 Ltd.(2)	398,816	89,596
Regis Resources Ltd.	318,362	1,238,514
7

	Shares	Value
Resimac Group Ltd.(1)	17,516	$17,249
Resolute Mining Ltd.(2)	489,959	398,635
Sandfire Resources Ltd.	63,152	214,215
Select Harvests Ltd.	7,516	30,151
Senex Energy Ltd.(2)	550,239	121,005
Servcorp Ltd.	21,755	41,247
Sigma Healthcare Ltd.	500,367	249,695
Sims Ltd.	72,969	427,957
Southern Cross Media Group Ltd.	666,861	76,722
St. Barbara Ltd.	479,426	1,218,386
Stanmore Coal Ltd.	26,761	15,077
Super Retail Group Ltd.	20,495	159,663
Viva Energy Group Ltd.	423,365	514,481
Western Areas Ltd.	119,841	193,772
Westgold Resources Ltd.(2)	166,509	260,865
Whitehaven Coal Ltd.	330,448	222,787
		21,758,070
Austria — 0.6%
AT&S Austria Technologie & Systemtechnik AG	14,314	276,926
IMMOFINANZ AG(2)	25,436	422,369
Lenzing AG(2)	1,734	90,005
Oesterreichische Post AG(1)	12,477	416,826
POLYTEC Holding AG(2)	5,730	35,537
Porr AG(1)(2)	4,018	57,623
UNIQA Insurance Group AG	37,435	248,718
Vienna Insurance Group AG Wiener Versicherung Gruppe(2)	10,469	256,135
		1,804,139
Belgium — 1.9%
Bekaert SA	59,180	1,192,227
bpost SA(2)	93,946	939,621
Deceuninck NV(2)	88,797	166,346
Kinepolis Group NV(2)	15,454	605,401
Orange Belgium SA	59,161	997,109
Tessenderlo Group SA(2)	33,166	1,240,367
		5,141,071
Canada — 8.8%
Advantage Oil & Gas Ltd.(1)(2)	48,159	80,120
Aecon Group, Inc.	24,630	274,558
Air Canada(2)	2,010	27,121
Alaris Royalty Corp.	3,820	34,939
ARC Resources Ltd.(1)	126,891	640,122
Argonaut Gold, Inc.(2)	59,004	125,305
B2Gold Corp.	137,854	925,826
Baytex Energy Corp.(1)(2)	121,172	62,242
Birchcliff Energy Ltd.(1)	52,932	64,930
Bird Construction, Inc.(1)	10,088	52,824
Canacol Energy Ltd.	45,007	121,459
Canadian Western Bank	26,470	562,945
Capital Power Corp.	45,377	995,660
Cascades, Inc.	34,055	362,129
Celestica, Inc.(2)	34,222	272,601
Cenovus Energy, Inc.	280,572	1,325,046
8

	Shares	Value
CES Energy Solutions Corp.(1)	76,822	$55,952
China Gold International Resources Corp. Ltd.(2)	71,290	96,194
Chorus Aviation, Inc.	26,317	54,476
Crescent Point Energy Corp.(1)	210,007	368,702
CRH Medical Corp.(2)	22,239	52,855
Dundee Precious Metals, Inc.	49,369	357,299
Endeavour Mining Corp.(2)	17,652	489,360
Enerplus Corp.(1)	71,122	188,663
Equinox Gold Corp.(2)	16,149	211,094
Equitable Group, Inc.	5,896	349,371
ERO Copper Corp.(2)	21,044	320,899
Exchange Income Corp.	3,711	90,389
Finning International, Inc.	45,510	694,679
First National Financial Corp.	5,545	140,926
Fortuna Silver Mines, Inc.(2)	50,876	370,546
Frontera Energy Corp.	18,731	39,204
Genworth MI Canada, Inc.	12,144	331,636
goeasy Ltd.	5,223	260,039
Gran Colombia Gold Corp.(2)	20,353	93,624
Hardwoods Distribution, Inc.	8,067	142,681
High Liner Foods, Inc.	8,067	50,405
HLS Therapeutics, Inc.	3,686	46,628
Home Capital Group, Inc.(2)	18,529	313,090
Hudbay Minerals, Inc.	73,625	330,208
Husky Energy, Inc.(1)	85,653	289,592
IAMGOLD Corp.(2)	144,623	622,022
Innergex Renewable Energy, Inc.	30,660	529,354
Kelt Exploration Ltd.(1)(2)	61,141	77,812
Keyera Corp.(1)	53,630	979,389
Largo Resources Ltd.(2)	54,923	45,055
Linamar Corp.	18,024	565,172
Lundin Mining Corp.	149,976	939,398
Martinrea International, Inc.	26,317	202,369
MEG Energy Corp.(2)	43,761	121,451
Methanex Corp.	18,544	413,574
Mullen Group Ltd.	18,176	136,423
New Gold, Inc.(2)	226,160	371,052
North American Construction Group Ltd.	8,067	57,518
Northland Power, Inc.	35,379	990,834
NuVista Energy Ltd.(1)(2)	98,587	61,222
Paramount Resources Ltd., A Shares(1)(2)	10,129	20,579
Parex Resources, Inc.(2)	49,907	682,976
Peyto Exploration & Development Corp.(1)	54,917	119,993
Precision Drilling Corp.(1)(2)	50,876	35,884
Real Matters, Inc.(2)	28,461	577,359
Roxgold, Inc.(2)	90,157	111,975
Russel Metals, Inc.	23,464	336,935
Secure Energy Services, Inc.(1)	32,012	37,059
Seven Generations Energy Ltd., Class A(2)	102,305	323,147
Tamarack Valley Energy Ltd.(1)(2)	52,932	38,146
Teranga Gold Corp.(2)	40,747	474,213
TORC Oil & Gas Ltd.	52,932	71,017
9

	Shares	Value
Torex Gold Resources, Inc.(2)	29,513	$455,700
Tourmaline Oil Corp.	63,925	812,080
TransAlta Corp.	41,612	267,343
Transcontinental, Inc., Class A	9,088	106,881
Trican Well Service Ltd.(1)(2)	61,141	52,500
Turquoise Hill Resources Ltd.(2)	247,710	273,471
Vermilion Energy, Inc.(1)	31,483	125,029
Whitecap Resources, Inc.(1)	170,746	336,426
Yamana Gold, Inc.	194,068	1,202,184
		24,239,881
Denmark — 1.8%
D/S Norden A/S	32,180	496,683
Dfds A/S(2)	20,815	784,526
H+H International A/S, B Shares(2)	20,176	381,388
Jyske Bank A/S(2)	30,062	894,681
NKT A/S(2)	26,972	859,945
NNIT A/S	16,495	369,887
Ringkjoebing Landbobank A/S	3,913	295,034
Spar Nord Bank A/S(2)	20,246	168,563
Topdanmark A/S	990	42,614
TORM plc(1)	16,517	114,084
Zealand Pharma A/S(2)	13,487	513,939
		4,921,344
Finland — 1.3%
Altia Oyj	5,776	58,572
Finnair Oyj(1)(2)	580,249	302,658
HKScan Oyj, A Shares(1)(2)	45,019	103,012
Kemira Oyj	57,968	801,550
Neles Oyj	13,913	189,838
Outokumpu Oyj(1)(2)	269,350	727,583
Talenom Oyj(1)	3,108	32,111
Uponor Oyj	47,084	826,990
YIT Oyj	100,179	616,002
		3,658,316
France — 2.8%
Air France-KLM(1)(2)	41,146	185,175
Albioma SA	19,199	1,019,281
ALD SA(1)	32,704	335,854
APERAM SA	16,866	498,066
Bigben Interactive(2)	10,469	167,331
CGG SA(2)	434,285	394,900
Cie Plastic Omnium SA	19,211	433,160
Derichebourg SA	66,236	191,050
Eramet SA(2)	204	6,954
Etablissements Maurel et Prom SA(1)(2)	37,921	75,443
Eutelsat Communications SA	32,995	330,882
FIGEAC-AERO(2)	5,557	21,070
Gaztransport Et Technigaz SA	12,143	1,142,644
Innate Pharma SA(2)	14,820	95,601
LISI(2)	11,260	255,202
Maisons du Monde SA(2)	29,155	472,710
Metropole Television SA(2)	18,023	224,840
10

	Shares	Value
Nexans SA(2)	20,224	$1,135,502
SES SA	17,638	125,162
Television Francaise 1(1)(2)	31,697	193,544
Valeo SA	13,133	400,796
		7,705,167
Germany — 5.4%
Aareal Bank AG(2)	27,823	622,139
Aurubis AG	16,859	1,211,202
Bauer AG(2)	6,076	66,310
Borussia Dortmund GmbH & Co. KGaA	37,745	252,656
CropEnergies AG	12,785	186,608
Deutsche Pfandbriefbank AG(2)	60,154	438,253
Deutz AG(2)	33,201	178,249
Dialog Semiconductor plc(2)	43,772	1,897,316
Draegerwerk AG & Co. KGaA, Preference Shares(2)	4,559	386,265
ElringKlinger AG(2)	16,863	120,852
Hamburger Hafen und Logistik AG	13,823	255,663
Hornbach Holding AG & Co. KGaA	3,044	331,521
HUGO BOSS AG	36,224	959,192
JOST Werke AG(2)	8,428	354,358
Jungheinrich AG, Preference Shares	33,514	1,075,216
K+S AG	104,975	727,905
Kloeckner & Co. SE(2)	32,192	197,580
METRO AG	37,758	373,650
MLP SE	24,956	171,002
Rheinmetall AG	20,711	1,916,656
SAF-Holland SE(2)	25,248	207,958
Salzgitter AG(2)	24,489	395,247
Siltronic AG	10,119	940,747
SMA Solar Technology AG(2)	6,626	299,557
Wacker Chemie AG	10,786	1,053,594
Wuestenrot & Wuerttembergische AG	11,456	199,050
		14,818,746
Hong Kong — 1.7%
Aeon Credit Service Asia Co. Ltd.	10,000	6,662
BOCOM International Holdings Co. Ltd.	468,000	64,413
Bright Smart Securities & Commodities Group Ltd.	132,000	30,809
Chow Sang Sang Holdings International Ltd.	220,000	246,994
Convenience Retail Asia Ltd.	56,000	28,755
Cowell e Holdings, Inc.	1,158,000	462,270
Crystal International Group Ltd.	44,000	11,868
CSI Properties Ltd.	830,000	25,706
Dah Sing Banking Group Ltd.	22,800	21,627
Dah Sing Financial Holdings Ltd.	102,400	290,766
Emperor Capital Group Ltd.(2)	264,000	4,888
Far East Consortium International Ltd.	134,000	42,785
First Pacific Co. Ltd.	690,000	193,039
FSE Services Group Ltd.	5,000	2,044
Get Nice Financial Group Ltd.	16,000	1,484
Get Nice Holdings Ltd.	2,700,000	54,675
Guotai Junan International Holdings Ltd.	4,590,000	673,007
Hang Lung Group Ltd.	66,000	170,012
11

	Shares	Value
Hengdeli Holdings Ltd.(2)	232,000	$8,977
Hongkong & Shanghai Hotels Ltd. (The)	56,000	44,783
Johnson Electric Holdings Ltd.	153,000	301,470
K Wah International Holdings Ltd.	665,000	314,993
Lippo China Resources Ltd.	50,000	876
Minmetals Land Ltd.	400,000	48,835
Pacific Basin Shipping Ltd.	2,481,000	361,164
Pacific Textiles Holdings Ltd.	439,000	193,871
Pico Far East Holdings Ltd.	144,000	18,298
Regal Hotels International Holdings Ltd.	12,000	4,335
Shun Tak Holdings Ltd.	2,434,000	837,914
Singamas Container Holdings Ltd.	766,000	33,034
Soundwill Holdings Ltd.	2,500	2,277
Sun Hung Kai & Co. Ltd.	278,000	114,306
Texwinca Holdings Ltd.	420,000	61,122
United Laboratories International Holdings Ltd. (The)	62,000	72,842
Xin Point Holdings Ltd.	9,000	2,304
		4,753,205
Ireland — 0.3%
Dalata Hotel Group plc	201,583	658,698
FBD Holdings plc(2)	6,074	43,642
Permanent TSB Group Holdings plc(2)	32,550	19,811
		722,151
Israel — 1.6%
Adgar Investment and Development Ltd.	12,943	18,272
Ashtrom Group Ltd.	15,352	206,858
Caesarstone Ltd.	14,092	155,505
Carasso Motors Ltd.	18,766	59,989
Cellcom Israel Ltd.(2)	57,783	210,599
Equital Ltd.(2)	6,549	130,848
Fattal Holdings 1998 Ltd.(2)	3,864	255,307
FIBI Holdings Ltd.	9,395	246,788
First International Bank of Israel Ltd.	13,310	311,375
Fox Wizel Ltd.	4,539	224,591
Gazit-Globe Ltd.	24,125	125,189
Inrom Construction Industries Ltd.	8,601	34,515
Isracard Ltd.	105,110	292,440
Israel Corp. Ltd. (The)(2)	487	57,884
Melisron Ltd.	8,331	333,459
Menora Mivtachim Holdings Ltd.	8,254	107,202
Naphtha Israel Petroleum Corp. Ltd.(2)	10,420	38,418
Nawi Brothers Ltd.(2)	9,573	44,508
Oil Refineries Ltd.	1,014,042	206,317
Partner Communications Co. Ltd.(2)	37,096	160,075
Paz Oil Co. Ltd.	2,873	291,036
Phoenix Holdings Ltd. (The)(2)	82,809	413,741
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	432	25,981
Silicom Ltd.(2)	587	21,654
Tower Semiconductor Ltd.(2)	24,765	485,936
		4,458,487
Italy — 2.7%
Aeffe SpA(2)	11,456	12,271
12

	Shares	Value
Banca Farmafactoring SpA(2)	131,803	$731,889
Banca IFIS SpA(2)	29,141	303,369
Banca Popolare di Sondrio SCPA(2)	402,872	967,637
Banco di Desio e della Brianza SpA(2)	68,561	184,112
Biesse SpA(2)	16,646	279,076
Cairo Communication SpA(2)	81,200	129,072
Cementir Holding NV	15,812	110,338
Danieli & C Officine Meccaniche SpA	21,030	313,904
Danieli & C Officine Meccaniche SpA, Preference Shares	68,915	600,613
Digital Bros SpA(2)	2,722	72,174
Elica SpA(2)	46,001	144,485
Esprinet SpA(2)	1,811	11,290
Fincantieri SpA(2)	67,324	47,666
FNM SpA(2)	205,760	158,599
Geox SpA(2)	46,011	36,186
Maire Tecnimont SpA(2)	138,576	250,557
Massimo Zanetti Beverage Group SpA	6,198	27,670
Mediaset SpA(2)	193,306	357,407
OVS SpA(2)	403,447	388,192
RAI Way SpA	55,198	360,202
Reno de Medici SpA	301,175	295,311
Saras SpA(2)	701,793	487,203
Sogefi SpA(2)	21,573	23,513
Technogym SpA(2)	90,643	815,555
Webuild SpA	219,746	285,627
		7,393,918
Japan — 27.4%
A&D Co. Ltd.	900	5,423
Adastria Co. Ltd.	6,300	98,218
ADEKA Corp.	15,700	229,097
Aeon Fantasy Co. Ltd.(1)	800	12,868
AEON Financial Service Co. Ltd.	27,600	244,734
Aichi Steel Corp.	700	17,488
Airport Facilities Co. Ltd.	3,500	13,790
Aisan Industry Co. Ltd.	4,700	21,068
Akatsuki, Inc.	800	30,482
Alconix Corp.	3,900	51,775
Alinco, Inc.	500	4,374
Alps Alpine Co. Ltd.	68,600	1,085,685
Amuse, Inc.	2,000	44,240
AOKI Holdings, Inc.	4,600	24,776
Aoyama Trading Co. Ltd.	400	2,402
Aozora Bank Ltd.	29,600	529,137
Arata Corp.	3,300	157,563
Arcland Sakamoto Co. Ltd.	5,400	107,224
Artnature, Inc.	2,000	11,597
Asahi Co. Ltd.	3,800	65,478
Asahi Holdings, Inc.	4,500	150,804
Asanuma Corp.	2,600	108,525
Asia Pile Holdings Corp.	1,400	6,126
Bando Chemical Industries Ltd.	4,500	24,582
Bank of the Ryukyus Ltd.	11,200	93,313
13

	Shares	Value
Bunka Shutter Co. Ltd.	9,100	$64,658
Cawachi Ltd.	600	17,068
Chiba Kogyo Bank Ltd. (The)	2,000	4,163
Chubu Shiryo Co. Ltd.	2,700	41,503
Cleanup Corp.	600	2,885
CMIC Holdings Co. Ltd.	1,200	14,811
CONEXIO Corp.	200	2,450
Cosmo Energy Holdings Co. Ltd.	32,700	515,891
Credit Saison Co. Ltd.	46,900	533,062
CTI Engineering Co. Ltd.	2,200	38,073
Dai Nippon Toryo Co. Ltd.	2,000	16,631
Daicel Corp.	63,500	459,484
Daido Metal Co. Ltd.	7,400	36,910
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	300	2,205
Daiichikosho Co. Ltd.	9,900	308,140
Daiki Aluminium Industry Co. Ltd.	3,900	18,437
Daikoku Denki Co. Ltd.	300	2,901
Daikokutenbussan Co. Ltd.	1,600	88,380
Daikyonishikawa Corp.	6,200	33,470
Daio Paper Corp.	13,400	182,653
Daito Pharmaceutical Co. Ltd.	1,400	45,568
Daiwabo Holdings Co. Ltd.	9,600	576,760
DCM Holdings Co. Ltd.(1)	57,200	700,336
Denka Co. Ltd.	12,600	353,846
Denyo Co. Ltd.	1,000	20,483
DIC Corp.	34,100	806,585
Dowa Holdings Co. Ltd.	12,500	384,256
DyDo Group Holdings, Inc.	2,400	112,418
Eagle Industry Co. Ltd.	7,900	55,378
Ebara Corp.	32,800	837,836
Eco's Co. Ltd.	2,800	58,688
EDION Corp.	26,200	296,559
Electric Power Development Co. Ltd.	31,600	476,145
ES-Con Japan Ltd.	600	4,307
Eslead Corp.	700	8,612
Exedy Corp.	4,900	65,598
F.C.C. Co. Ltd.	14,600	264,995
Feed One Co. Ltd.	29,800	51,699
Ferrotec Holdings Corp.	8,100	58,540
FIDEA Holdings Co. Ltd.	20,400	19,957
Financial Products Group Co. Ltd.(1)	5,700	28,897
Foster Electric Co. Ltd.	2,700	29,605
Fuji Co. Ltd.	3,500	61,412
Fujibo Holdings, Inc.	400	13,495
Fujikura Ltd.	130,100	378,012
Fujimori Kogyo Co. Ltd.	2,600	96,214
Fujita Kanko, Inc.	1,100	15,654
Fukuyama Transporting Co. Ltd.	1,700	83,581
Fumakilla Ltd.	1,400	24,610
Furukawa Battery Co. Ltd. (The)	6,600	69,096
Furukawa Co. Ltd.	8,300	83,274
Furukawa Electric Co. Ltd.	33,400	792,258
14

	Shares	Value
Furuno Electric Co. Ltd.	2,900	$25,724
Furyu Corp.	6,400	62,804
Futaba Industrial Co. Ltd.	12,700	66,208
Fuyo General Lease Co. Ltd.	4,700	282,730
G-7 Holdings, Inc.	600	18,122
G-Tekt Corp.	3,200	31,130
Gecoss Corp.	2,200	19,699
Genky DrugStores Co. Ltd.	900	29,251
Geo Holdings Corp.	13,800	223,533
GLOBERIDE, Inc.	1,200	37,841
GMO Financial Holdings, Inc.	5,500	34,912
Goldcrest Co. Ltd.	3,400	47,179
GS Yuasa Corp.	32,900	538,992
GungHo Online Entertainment, Inc.	1,800	37,096
H2O Retailing Corp.	19,800	138,014
Hagihara Industries, Inc.	200	2,745
Hamakyorex Co. Ltd.	4,800	149,690
Hanwa Co. Ltd.	13,600	272,876
Harima Chemicals Group, Inc.	300	2,658
Hazama Ando Corp.	58,900	399,138
Heiwa Real Estate Co. Ltd.	7,900	209,900
Heiwado Co. Ltd.	8,500	176,449
Hinokiya Group Co. Ltd.	1,100	18,584
Hiroshima Bank Ltd. (The)	64,200	324,458
Hitachi Capital Corp.	26,400	641,090
Hitachi Transport System Ltd.	9,700	336,844
Hitachi Zosen Corp.	69,200	272,344
Hochiki Corp.	1,300	14,524
Hokuetsu Corp.	22,700	77,061
Hokuhoku Financial Group, Inc.	25,900	239,839
Hokuto Corp.	8,000	162,449
Honeys Holdings Co. Ltd.	3,500	37,432
Hoosiers Holdings	7,600	44,984
I-Net Corp./Kanagawa	1,400	19,803
Ichigo, Inc.	65,900	176,065
Ichikoh Industries Ltd.	700	3,256
Ichinen Holdings Co. Ltd.	4,300	49,564
IDEA Consultants, Inc.	200	3,427
IDOM, Inc.	2,600	13,259
IHI Corp.	29,100	426,527
Iino Kaiun Kaisha Ltd.	21,500	71,249
Inabata & Co. Ltd.	1,000	12,299
Ines Corp.	2,800	35,202
Internet Initiative Japan, Inc.	12,000	484,077
Isetan Mitsukoshi Holdings Ltd.	64,500	354,263
Itochu Enex Co. Ltd.	18,700	165,558
IwaiCosmo Holdings, Inc.	2,800	33,212
Iwatani Corp.(1)	8,500	305,526
Izumi Co. Ltd.(1)	19,900	774,446
J Front Retailing Co. Ltd.(1)	54,600	378,879
Jaccs Co. Ltd.	3,400	55,680
Japan Aviation Electronics Industry Ltd.	16,500	214,114
15

	Shares	Value
Japan Transcity Corp.	4,400	$20,658
Japan Wool Textile Co. Ltd. (The)	9,900	90,797
JDC Corp.	14,000	76,661
JFE Holdings, Inc.	72,000	535,159
JGC Holdings Corp.	38,500	423,713
JK Holdings Co. Ltd.	3,300	23,134
Joshin Denki Co. Ltd.	2,200	49,001
JSP Corp.	1,200	17,570
JTEKT Corp.	68,000	522,996
JVCKenwood Corp.	49,900	73,751
K's Holdings Corp.	57,000	806,215
Kaga Electronics Co. Ltd.	3,400	67,176
Kamei Corp.	4,100	38,179
Kanamoto Co. Ltd.	17,700	383,327
Kandenko Co. Ltd.	29,400	230,501
Kaneka Corp.	19,400	489,049
Kanematsu Corp.	27,700	349,683
Kanto Denka Kogyo Co. Ltd.	11,700	84,218
Kasai Kogyo Co. Ltd.	700	2,511
KAWADA TECHNOLOGIES, Inc.	200	9,409
Kawasaki Heavy Industries Ltd.	51,100	721,136
Kawasaki Kisen Kaisha Ltd.(2)	15,700	174,505
Keikyu Corp.	49,100	731,777
Kewpie Corp.	21,300	403,265
Kintetsu World Express, Inc.	3,800	78,101
Kirindo Holdings Co. Ltd.	1,500	38,806
Kito Corp.	1,700	17,886
Kitz Corp.	12,600	73,398
Kiyo Bank Ltd. (The)	22,200	327,914
Kobe Steel Ltd.(2)	100,800	385,736
Kohnan Shoji Co. Ltd.	15,200	548,616
Kojima Co. Ltd.(1)	5,200	27,621
Komeri Co. Ltd.	9,300	287,752
Konica Minolta, Inc.	124,200	400,574
Konoike Transport Co. Ltd.	3,700	39,259
Koshidaka Holdings Co. Ltd.(1)	4,600	19,822
Kumagai Gumi Co. Ltd.	15,900	405,728
Kuraray Co. Ltd.	81,700	828,041
Kurimoto Ltd.	800	14,087
Kuriyama Holdings Corp.	400	1,922
KYB Corp.(2)	4,300	85,985
Kyoei Steel Ltd.	3,700	46,425
Kyokuyo Co. Ltd.	1,800	45,627
Kyudenko Corp.	21,100	601,598
Lacto Japan Co. Ltd.	1,800	60,780
Lawson, Inc.(1)	1,800	88,798
Life Corp.	5,900	269,601
Macnica Fuji Electronics Holdings, Inc.	11,700	197,078
Maeda Corp.	46,700	345,943
Maeda Road Construction Co. Ltd.	12,500	230,285
Marudai Food Co. Ltd.	1,400	24,434
Maruha Nichiro Corp.	7,300	164,952
16

	Shares	Value
Maruwa Co. Ltd.	200	$16,847
Maruzen Showa Unyu Co. Ltd.	2,500	80,730
Mazda Motor Corp.	63,600	405,904
Mebuki Financial Group, Inc.	19,800	47,916
Megmilk Snow Brand Co. Ltd.	9,600	218,242
Meiko Electronics Co. Ltd.(1)	2,400	37,343
Mie Kotsu Group Holdings, Inc.	8,900	38,659
Mimasu Semiconductor Industry Co. Ltd.	3,300	66,778
Ministop Co. Ltd.(1)	3,300	47,120
Mitani Sangyo Co. Ltd.	4,200	13,892
Mitsuba Corp.(2)	2,900	10,183
Mitsubishi Materials Corp.	20,600	431,865
Mitsubishi UFJ Lease & Finance Co. Ltd.	152,000	716,466
Mitsuboshi Belting Ltd.	400	6,180
Mitsui Chemicals, Inc.	40,700	954,601
Mitsui E&S Holdings Co. Ltd.(2)	13,200	53,345
Mitsui Mining & Smelting Co. Ltd.	29,300	701,498
Mitsui OSK Lines Ltd.	44,700	824,664
Mitsui Sugar Co. Ltd.	3,400	62,187
Mitsui-Soko Holdings Co. Ltd.	6,400	106,919
Mizuho Leasing Co. Ltd.	4,700	118,278
Modec, Inc.	6,200	103,369
Morinaga Milk Industry Co. Ltd.	12,200	595,264
Moriroku Holdings Co. Ltd.	300	4,758
MrMax Holdings Ltd.	9,700	69,006
Musashi Seimitsu Industry Co. Ltd.	8,000	80,096
Musashino Bank Ltd. (The)	3,800	55,203
Nachi-Fujikoshi Corp.	4,900	151,839
Nankai Electric Railway Co. Ltd.	36,600	804,654
NEC Capital Solutions Ltd.	2,100	35,731
NHK Spring Co. Ltd.	10,100	63,371
Nichi-iko Pharmaceutical Co. Ltd.	7,700	86,253
Nichiha Corp.	4,700	110,576
Nichireki Co. Ltd.	4,900	76,681
Nifco, Inc.	36,300	929,704
Nihon Chouzai Co. Ltd.	1,200	18,591
Nihon Flush Co. Ltd.(1)	3,600	47,312
Nihon House Holdings Co. Ltd.	2,100	5,176
Nihon Tokushu Toryo Co. Ltd.	1,400	12,526
Nikkon Holdings Co. Ltd.	2,600	57,304
Nippon Carbon Co. Ltd.	3,900	126,736
Nippon Chemical Industrial Co. Ltd.	300	6,119
Nippon Coke & Engineering Co. Ltd.	34,600	20,163
Nippon Express Co. Ltd.	5,700	336,515
Nippon Koei Co. Ltd.	2,900	76,089
Nippon Light Metal Holdings Co. Ltd.	180,500	316,160
Nippon Paper Industries Co. Ltd.(1)	48,500	616,918
Nippon Seiki Co. Ltd.	7,600	77,791
Nippon Yakin Kogyo Co. Ltd.	1,510	21,531
Nippon Yusen KK	80,400	1,241,690
Nipro Corp.(1)	20,500	231,203
Nishi-Nippon Financial Holdings, Inc.	3,100	20,327
17

	Shares	Value
Nishimatsu Construction Co. Ltd.	24,800	$471,346
Nishio Rent All Co. Ltd.	5,800	127,367
Nisshin Group Holdings Co. Ltd.	400	1,523
Nisshin Oillio Group Ltd. (The)	4,700	140,089
Nissin Electric Co. Ltd.	17,300	183,353
Nisso Corp.(1)	2,400	16,911
Nitto Kogyo Corp.	8,300	147,759
Nittoc Construction Co. Ltd.	3,300	24,492
Nojima Corp.	7,900	233,752
NOK Corp.	24,100	261,707
Noritz Corp.	1,700	21,524
NS United Kaiun Kaisha Ltd.	1,100	14,222
NTN Corp.	101,800	192,827
Oji Holdings Corp.	222,800	996,496
Oki Electric Industry Co. Ltd.	43,700	418,448
Onward Holdings Co. Ltd.	13,000	33,402
Open House Co. Ltd.	1,100	38,903
Organo Corp.	300	15,841
Orient Corp.	136,100	149,862
Osaka Organic Chemical Industry Ltd.	600	13,721
OSJB Holdings Corp.	29,800	64,524
Pacific Industrial Co. Ltd.	10,900	102,060
PAL GROUP Holdings Co. Ltd.	3,700	40,033
Pasco Corp.	500	6,196
Pasona Group, Inc.	4,800	62,187
Penta-Ocean Construction Co. Ltd.	133,600	855,511
Press Kogyo Co. Ltd.	32,500	93,310
Prima Meat Packers Ltd.	3,300	96,408
PS Mitsubishi Construction Co. Ltd.	5,100	27,580
Renaissance, Inc.	1,400	12,539
Rengo Co. Ltd.	81,800	603,594
Resorttrust, Inc.	22,900	324,614
Retail Partners Co. Ltd.	5,200	91,372
Ricoh Leasing Co. Ltd.	3,000	76,590
Riken Technos Corp.	11,300	41,167
Rokko Butter Co. Ltd.	1,900	31,290
Round One Corp.(1)	22,600	181,384
Ryobi Ltd.	2,500	27,876
Ryoden Corp.	1,700	23,052
Ryosan Co. Ltd.	2,200	40,537
Sakura Internet, Inc.	500	2,874
Sala Corp.	11,700	63,757
San-A Co. Ltd.	2,100	85,102
San-Ai Oil Co. Ltd.	19,800	174,385
Sanei Architecture Planning Co. Ltd.	1,600	19,795
Sankyo Tateyama, Inc.	4,100	35,444
Sankyu, Inc.	19,900	829,799
Sanoh Industrial Co. Ltd.	2,600	16,154
Sanwa Holdings Corp.	32,100	322,319
Sapporo Holdings Ltd.	21,800	388,257
Sawada Holdings Co. Ltd.	800	6,628
SBI Holdings, Inc.	63,500	1,441,361
18

	Shares	Value
SBS Holdings, Inc.	7,400	$142,065
SEC Carbon Ltd.	100	5,725
Seibu Holdings, Inc.	42,700	468,757
Seikitokyu Kogyo Co. Ltd.	6,400	51,980
Seiko Epson Corp.(1)	31,300	372,759
Seino Holdings Co. Ltd.	20,000	305,693
Seiren Co. Ltd.	5,100	67,502
Senko Group Holdings Co. Ltd.	30,800	272,504
Shibuya Corp.	1,600	44,808
Shin Nippon Air Technologies Co. Ltd.	200	3,860
Shinagawa Refractories Co. Ltd.	100	2,107
Shindengen Electric Manufacturing Co. Ltd.	800	14,289
Shinmaywa Industries Ltd.	1,200	10,574
Shinnihon Corp.	5,300	41,712
Shinoken Group Co. Ltd.	3,600	32,520
Shinsei Bank Ltd.	31,800	368,728
Showa Denko KK	51,900	1,009,444
Sinko Industries Ltd.	3,300	42,396
SK-Electronics Co. Ltd.	200	1,935
SKY Perfect JSAT Holdings, Inc.	20,400	77,632
Sotetsu Holdings, Inc.	19,000	516,897
St. Marc Holdings Co. Ltd.	1,900	29,128
Starts Corp., Inc.	6,700	140,096
Studio Alice Co. Ltd.(1)	1,700	24,540
Sugi Holdings Co. Ltd.(1)	4,100	295,890
SUMCO Corp.	66,100	894,181
Sumida Corp.	3,400	20,666
Sumitomo Densetsu Co. Ltd.	700	14,759
Sumitomo Forestry Co. Ltd.	57,900	923,930
Sumitomo Osaka Cement Co. Ltd.	7,600	246,126
Sumitomo Riko Co. Ltd.	4,900	25,290
Sumitomo Rubber Industries Ltd.	85,600	822,468
Sumitomo Seika Chemicals Co. Ltd.	900	29,286
Suruga Bank Ltd.(1)	39,600	141,984
SWCC Showa Holdings Co. Ltd.	5,100	53,514
T-Gaia Corp.	900	17,698
Taiheiyo Cement Corp.	59,500	1,508,174
Taikisha Ltd.	9,700	263,553
Taiyo Yuden Co. Ltd.	20,600	553,644
Takamatsu Construction Group Co. Ltd.	3,600	75,147
Takamiya Co. Ltd.	1,600	7,688
Takara Leben Co. Ltd.	22,200	72,379
Takara Standard Co. Ltd.	500	6,294
Takashimaya Co. Ltd.(1)	39,600	311,482
Takeei Corp.	4,700	43,226
Takuma Co. Ltd.	31,000	496,242
Tamron Co. Ltd.	3,400	54,864
Teijin Ltd.	84,200	1,320,180
Teikoku Electric Manufacturing Co. Ltd.	900	9,640
Tobishima Corp.	1,500	15,692
Toda Corp.(1)	63,700	415,825
Toho Holdings Co. Ltd.	4,000	77,260
19

	Shares	Value
Toho Titanium Co. Ltd.	1,900	$12,296
TOKAI Holdings Corp.	23,800	226,131
Tokai Rika Co. Ltd.	19,100	286,094
Tokuyama Corp.	28,300	660,533
Tokyo Dome Corp.	24,300	183,481
Tokyo Electron Device Ltd.(1)	900	25,302
Tomoku Co. Ltd.	1,300	20,160
TOMONY Holdings, Inc.	3,100	9,901
Topre Corp.	7,100	78,888
Tosho Co. Ltd.	1,800	22,511
Tosoh Corp.	63,600	942,427
Towa Corp.	2,400	24,222
Towa Pharmaceutical Co. Ltd.	3,400	67,362
Toyo Construction Co. Ltd.	25,500	96,787
Toyo Gosei Co. Ltd.	200	14,570
Toyo Seikan Group Holdings Ltd.	30,500	336,783
Toyo Tanso Co. Ltd.	1,500	23,521
Toyobo Co. Ltd.	39,700	571,619
Toyoda Gosei Co. Ltd.	28,200	614,230
Toyota Boshoku Corp.	31,300	442,874
TPR Co. Ltd.	8,500	113,319
TS Tech Co. Ltd.	5,800	169,674
Tsubakimoto Chain Co.	9,300	215,922
Tsukishima Kikai Co. Ltd.	4,900	57,948
Tsukui Corp.	5,900	34,363
Tsuzuki Denki Co. Ltd.	4,200	64,113
UACJ Corp.	3,700	67,597
Ube Industries Ltd.	49,400	881,229
Uchida Yoko Co. Ltd.	4,000	237,029
Unipres Corp.	9,100	78,778
Unitika Ltd.(2)	13,100	45,741
Valor Holdings Co. Ltd.	10,400	265,859
VT Holdings Co. Ltd.	22,800	83,780
Wacom Co. Ltd.	19,600	128,197
Wakachiku Construction Co. Ltd.	500	5,596
Wakita & Co. Ltd.	7,200	63,704
Warabeya Nichiyo Holdings Co. Ltd.	2,400	33,821
Xebio Holdings Co. Ltd.	900	6,388
Yahagi Construction Co. Ltd.	5,600	47,879
YAMABIKO Corp.	7,100	72,229
Yamato Corp.	700	4,126
Yaoko Co. Ltd.	1,100	85,943
Yokohama Reito Co. Ltd.	11,400	96,920
Yokohama Rubber Co. Ltd. (The)	57,100	891,745
Yorozu Corp.	3,700	32,580
Yurtec Corp.	6,900	41,284
Zeon Corp.	1,100	11,481
		75,244,271
Netherlands — 2.1%
AerCap Holdings NV(2)	34,621	1,023,743
ASR Nederland NV	32,566	1,128,688
BE Semiconductor Industries NV	20,253	967,712
20

	Shares	Value
Flow Traders(1)	6,205	$244,393
Fugro NV, CVA(1)(2)	48,702	207,947
Heijmans NV, CVA(2)	29,318	247,624
Koninklijke BAM Groep NV(2)	184,736	284,416
NIBC Holding NV(2)	27,993	246,856
Pharming Group NV(1)(2)	763,989	967,581
SIF Holding NV(1)(2)	10,928	178,601
TKH Group NV, CVA	6,242	244,626
		5,742,187
New Zealand — 0.8%
Air New Zealand Ltd.	441,595	413,595
New Zealand Refining Co. Ltd. (The)	171,366	76,028
Oceania Healthcare Ltd.	212,500	148,383
SKYCITY Entertainment Group Ltd.	663,515	1,134,853
Tourism Holdings Ltd.	55,096	76,677
Z Energy Ltd.	168,064	303,736
		2,153,272
Norway — 2.1%
Aker Carbon Capture AS(1)(2)	48,485	28,306
Aker Offshore Wind Holding AS(2)	48,485	18,316
Aker Solutions ASA(2)	64,648	72,574
Avance Gas Holding Ltd.(1)	45,650	109,501
BW Energy Ltd.(2)	11,629	27,219
BW LPG Ltd.	98,301	458,036
BW Offshore Ltd.	89,478	345,551
DNO ASA(1)	402,827	254,086
Golden Ocean Group Ltd.	31,831	130,167
Grieg Seafood ASA	24,848	251,677
Komplett Bank ASA(2)	47,352	37,787
Norwegian Finans Holding ASA(2)	104,070	786,586
Odfjell Drilling Ltd.(2)	43,482	57,643
PGS ASA(2)	435,365	161,452
Selvaag Bolig ASA	27,650	168,346
SpareBank 1 Nord Norge	56,775	437,019
Sparebank 1 Oestlandet	22,243	226,549
SpareBank 1 SMN	3,596	35,760
Sparebanken Vest	75,182	559,035
Stolt-Nielsen Ltd.	24,651	241,187
TGS Nopec Geophysical Co. ASA	75,300	976,206
Veidekke ASA(2)	18,790	252,745
Wallenius Wilhelmsen ASA(1)(2)	49,028	86,071
		5,721,819
Portugal — 0.2%
Mota-Engil SGPS SA(2)	62,083	116,679
Semapa-Sociedade de Investimento e Gestao	52,588	477,974
Sonae SGPS SA	65,429	46,608
		641,261
Singapore — 1.5%
Accordia Golf Trust	993,100	527,968
Banyan Tree Holdings Ltd.(2)	151,800	26,196
Boustead Singapore Ltd.	215,100	112,915
BRC Asia Ltd.	63,700	52,829
21

	Shares	Value
China Sunsine Chemical Holdings Ltd.	472,600	$126,617
Chip Eng Seng Corp. Ltd.	174,300	57,581
Food Empire Holdings Ltd.	100,300	46,233
Frencken Group Ltd.	921,600	633,687
Golden Agri-Resources Ltd.	8,588,000	912,775
Hong Leong Asia Ltd.	233,000	83,663
Hour Glass Ltd. (The)	151,900	78,615
Hutchison Port Holdings Trust, U Shares	6,166,800	651,190
Indofood Agri Resources Ltd.(2)	197,900	42,181
Japfa Ltd.	874,100	399,480
Koufu Group Ltd.	83,700	41,741
Mewah International, Inc.	116,300	20,001
OUE Ltd.(2)	99,300	87,024
QAF Ltd.	46,300	31,284
Sunningdale Tech Ltd.	119,100	102,978
		4,034,958
Spain — 1.8%
Acerinox SA(2)	98,095	794,090
Atresmedia Corp. de Medios de Comunicacion SA	44,830	120,739
Banco de Sabadell SA	323,467	132,239
Construcciones y Auxiliar de Ferrocarriles SA(2)	11,798	424,200
Ence Energia y Celulosa SA	48,688	156,233
Ercros SA	28,115	70,840
Gestamp Automocion SA	94,763	253,650
Grenergy Renovables(2)	2,354	44,955
Liberbank SA(2)	724,346	195,421
Masmovil Ibercom SA(2)	6,857	183,617
Mediaset Espana Comunicacion SA(2)	90,666	301,478
Melia Hotels International SA(2)	73,155	306,185
Neinor Homes SA(2)	51,222	688,176
Prosegur Cia de Seguridad SA	91,176	221,060
Sacyr SA	250,286	568,383
Tecnicas Reunidas SA(1)(2)	19,548	249,663
Viscofan SA	2,170	160,618
		4,871,547
Sweden — 6.7%
Bahnhof AB, B Shares	42,207	163,416
Bilia AB, A Shares(2)	83,788	992,433
BioArctic AB(2)	23,166	243,657
Bonava AB, B Shares	41,487	295,087
Bure Equity AB	56,821	1,752,720
Cibus Nordic Real Estate AB	7,290	128,060
Clas Ohlson AB, B Shares	57,672	669,027
Collector AB(1)(2)	36,979	59,741
Dios Fastigheter AB	56,642	365,682
Electrolux Professional AB, B Shares(2)	54,019	239,090
Eolus Vind AB, B Shares(1)	32,537	577,404
G5 Entertainment AB	3,181	138,287
Granges AB(2)	70,767	629,987
Haldex AB(2)	19,530	89,243
Hexatronic Group AB(1)(2)	23,258	183,146
Hoist Finance AB(1)(2)	65,236	231,673
22

	Shares	Value
Klovern AB, B Shares	493,811	$759,710
Kungsleden AB	84,780	670,418
Maha Energy AB(1)(2)	35,689	58,252
Mekonomen AB(2)	20,611	220,156
Modern Times Group MTG AB, B Shares(2)	81,605	1,113,668
Mycronic AB	72,843	1,657,510
NCC AB, B Shares	38,732	697,394
Nobia AB(2)	66,247	426,278
Nobina AB(2)	68,564	414,788
Nolato AB, B Shares(2)	19,125	1,863,199
NP3 Fastigheter AB	35,790	422,237
Orexo AB(2)	21,740	127,031
Pandox AB(2)	53,761	611,657
Paradox Interactive AB	28,642	767,212
RaySearch Laboratories AB(1)(2)	15,153	169,894
Resurs Holding AB	117,074	607,380
SAS AB(1)(2)	207,437	155,968
Scandi Standard AB(2)	54,141	468,422
SkiStar AB	38,843	467,103
Tethys Oil AB	23,742	130,296
		18,567,226
Switzerland — 4.9%
Arbonia AG(2)	26,171	343,163
Autoneum Holding AG(1)(2)	3,840	461,321
Bobst Group SA	8,412	544,668
Bossard Holding AG, Class A	4,215	746,472
Bucher Industries AG	792	296,334
Conzzeta AG	1,729	1,797,624
EFG International AG(2)	178,281	1,228,343
Huber + Suhner AG	21,459	1,658,762
Implenia AG	16,739	576,991
Ina Invest Holding AG(2)	3,307	70,603
Leonteq AG(2)	25,415	1,014,311
Schmolz + Bickenbach AG(2)	914,271	160,605
Sulzer AG	6,284	558,925
Swissquote Group Holding SA	3,545	311,357
u-blox Holding AG(2)	5,908	333,139
Valiant Holding AG	27,452	2,626,098
Zehnder Group AG	12,973	671,384
		13,400,100
United Kingdom — 15.5%
Aggreko plc	122,021	778,368
Anglo Asian Mining plc	41,285	84,437
Bank of Georgia Group plc(2)	13,485	165,682
Biffa plc	101,599	278,416
Bodycote plc	52,945	397,043
Britvic plc	86,088	975,287
Burford Capital Ltd.	36,533	276,505
Cairn Energy plc(2)	322,558	607,167
Centamin plc	482,248	1,352,392
Central Asia Metals plc	55,087	129,671
Close Brothers Group plc	62,197	933,683
23

	Shares	Value
CMC Markets plc	17,703	$75,576
Coats Group plc	611,918	454,048
Computacenter plc	36,050	983,492
Crest Nicholson Holdings plc	108,883	288,349
Daily Mail & General Trust plc	42,075	371,533
Dart Group plc	41,292	394,107
Devro plc	82,717	191,732
Direct Line Insurance Group plc	144,657	574,017
Diversified Gas & Oil plc	202,245	297,593
easyJet plc	63,171	534,698
Electrocomponents plc	164,923	1,496,929
EnQuest plc(2)	901,174	155,399
Evraz plc	155,687	674,708
Ferrexpo plc	103,111	254,527
Forterra plc	88,328	187,587
Galliford Try Holdings plc	43,791	50,377
Go-Ahead Group plc (The)	19,176	171,553
Golar LNG Ltd.(2)	15,576	161,212
Grafton Group plc	56,369	587,363
Greggs plc	41,614	788,242
Gulf Keystone Petroleum Ltd.	97,724	109,862
Gym Group plc (The)	69,269	147,227
Halfords Group plc	73,229	161,417
Hays plc	456,129	735,335
Hochschild Mining plc(2)	111,554	358,782
Howden Joinery Group plc	213,789	1,606,097
Ibstock plc(2)	164,473	339,792
IG Group Holdings plc	141,134	1,496,016
Inchcape plc(2)	172,798	1,167,643
Indivior plc(2)	202,890	321,817
IWG plc	140,106	527,399
J Sainsbury plc	837,851	2,058,555
Jadestone Energy, Inc.(2)	143,917	126,856
Just Group plc(2)	189,391	128,863
KAZ Minerals plc	74,162	579,729
Keller Group plc	37,071	310,358
Lookers plc	51,425	14,436
Luceco plc	38,264	93,059
Luxfer Holdings plc	5,716	81,282
Marks & Spencer Group plc	345,705	513,417
Marston's plc	363,703	257,449
Mitchells & Butlers plc(2)	96,730	222,661
OneSavings Bank plc	85,054	345,636
Pagegroup plc	141,212	727,123
Pan African Resources plc	1,140,108	373,390
Petrofac Ltd.(1)	104,813	225,575
Petropavlovsk plc(1)(2)	478,686	234,517
Photo-Me International plc	138,730	89,579
Playtech plc	92,186	457,797
Plus500 Ltd.	47,527	926,610
Premier Oil plc(1)(2)	312,949	91,364
Provident Financial plc(2)	60,913	200,632
24

	Shares	Value
Quilter plc	1,006,124	$1,923,931
Reach plc	165,144	116,118
Redde Northgate plc	72,474	181,940
Redrow plc	96,224	590,348
Rhi Magnesita NV	9,268	334,999
Royal Mail plc	375,210	900,304
RSA Insurance Group plc	43,325	262,436
Serica Energy plc	76,487	121,986
Sirius Real Estate Ltd.	442,716	440,300
Speedy Hire plc	247,222	170,403
St. James's Place plc	128,798	1,686,929
Stock Spirits Group plc	7,125	20,947
Superdry plc	17,209	30,734
Tate & Lyle plc	174,328	1,596,774
Taylor Wimpey plc	328,108	536,857
Travis Perkins plc	64,197	1,055,100
Tullow Oil plc(1)	451,397	123,819
Victrex plc	10,859	280,445
Vistry Group plc	89,290	759,120
WM Morrison Supermarkets plc	653,597	1,680,117
		42,515,575
TOTAL COMMON STOCKS (Cost $258,223,786)		274,266,711
RIGHTS†
Australia†
Coronado Global Resources, Inc.(2) (Cost $—)	12,306	182
TEMPORARY CASH INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $250,503)	250,503	250,503
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.5%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $4,232,507)	4,232,507	4,232,507
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $262,706,796)		278,749,903
OTHER ASSETS AND LIABILITIES — (1.4)%		(3,925,220)
TOTAL NET ASSETS — 100.0%		$274,824,683

25

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	25.1%
Materials	21.3%
Financials	14.2%
Consumer Discretionary	13.6%
Energy	6.9%
Consumer Staples	5.5%
Information Technology	5.0%
Communication Services	3.0%
Real Estate	2.2%
Utilities	1.7%
Health Care	1.3%
Cash and Equivalents*	0.2%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
CVA	-	Certificaten Van Aandelen
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $8,418,254. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Non-income producing.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $8,997,566, which includes securities collateral of $4,765,059.

See Notes to Financial Statements.
26

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $258,474,289) — including $8,418,254 of securities on loan	$274,517,396
Investment made with cash collateral received for securities on loan, at value (cost of $4,232,507)	4,232,507
Total investment securities, at value (cost of $262,706,796)	278,749,903
Foreign currency holdings, at value (cost of $33,652)	34,479
Dividends and interest receivable	565,239
Securities lending receivable	8,619
279,358,240

Liabilities
Payable for collateral received for securities on loan	4,232,507
Payable for investments purchased	232,544
Accrued management fees	68,506
4,533,557

Net Assets	$274,824,683

Shares outstanding (unlimited number of shares authorized)	5,700,000

Net Asset Value Per Share	$48.21

Net Assets Consist of:
Capital paid in	$259,346,813
Distributable earnings	15,477,870
$274,824,683

See Notes to Financial Statements.

27

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $213,731)	$2,054,134
Securities lending, net	25,648
Interest	702
2,080,484
Expenses:
Management fees	292,899
Other expenses	1,403
294,302

Net investment income (loss)	1,786,182

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,131,740)
Futures contract transactions	(35,683)
Foreign currency translation transactions	(12,054)
(1,179,477)

Change in net unrealized appreciation (depreciation) on:
Investments	16,043,107
Translation of assets and liabilities in foreign currencies	8,295
16,051,402

Net realized and unrealized gain (loss)	14,871,925

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,658,107

(1)September 24, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,786,182
Net realized gain (loss)	(1,179,477)
Change in net unrealized appreciation (depreciation)	16,051,402
Net increase (decrease) in net assets resulting from operations	16,658,107

Distributions to Shareholders
From earnings	(1,180,237)

Capital Share Transactions
Proceeds from shares sold	259,346,813

Net increase (decrease) in net assets	274,824,683

Net Assets
End of period	$274,824,683

Transactions in Shares of the Fund
Sold	5,700,000

(1)September 24, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.
29

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis International Small Cap Value ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek long-term capital appreciation. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on September 24, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
30

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

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The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$4,232,507	—	—	—	$4,232,507
Gross amount of recognized liabilities for securities lending transactions					$4,232,507
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 7% of the shares of the fund.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.36%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 were $88,656,526 and $27,227,737, respectively.

Securities received in-kind through subscriptions for the period ended August 31, 2020 were $198,016,845.
There were no securities delivered in-kind through redemptions during the period.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 30,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a basket of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds,
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credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,443,396	$272,823,315	—
Rights	—	182	—
Temporary Cash Investments	250,503	—	—
Temporary Cash Investments - Securities Lending Collateral	4,232,507	—	—
	$5,926,406	$272,823,497	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the period from September 24, 2019 (fund inception) through August 31, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $(35,683) in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.
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9. Federal Tax Information

The tax character of distributions paid during the period September 24, 2019 (fund inception) through August 31, 2020 were as follows:

Distributions Paid From
Ordinary income	$1,180,237
Long-term capital gains	—
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$264,046,815
Gross tax appreciation of investments	$23,487,380
Gross tax depreciation of investments	(8,784,292)
Net tax appreciation (depreciation) of investments	14,703,088
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	7,144
Net tax appreciation (depreciation)	$14,710,232
Undistributed ordinary income	$1,965,520
Accumulated short-term capital losses	$(1,176,472)
Accumulated long-term capital losses	$(21,410)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020(4)	$50.00	0.93	(2.22)	(1.29)	(0.50)	$48.21	(2.58)%	0.36%(5)	2.20%(5)	32%	$274,825

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avantis® International Small Cap Value ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 24, 2019 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Avantis® International Small Cap Value ETF as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from September 24, 2019 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
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controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance reviewed by the Board was above its benchmark. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
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COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.
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Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

44

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

45

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For the fiscal year ended August 31, 2020, the fund intends to pass through to shareholders foreign source income of $2,260,179 and foreign taxes paid of $196,099, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on August 31, 2020 are $0.3965 and $0.0344, respectively.

46

Notes

47

Notes

48

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96044 2010

Annual Report

August 31, 2020

Avantis® U.S. Equity ETF (AVUS)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat early in the period. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, stocks largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most stocks rebounded quickly. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. U.S. stocks generally advanced and fared better than their counterparts elsewhere. The growth style significantly outperformed value stocks, which struggled.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our investment professionals have experience weathering unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors

2

Performance

Total Returns as of August 31, 2020
	Since Inception	Inception Date
Net Asset Value	13.50%	9/24/2019
Market Price	13.48%	9/24/2019
Russell 3000 Index	19.67%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2020
Net Asset Value — $11,350

Russell 3000 Index — $11,967

Total Annual Fund Operating Expenses
0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Equity ETF seeks long-term capital appreciation by investing in a diverse group of U.S. companies across market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of U.S. companies.

The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from Avantis U.S. Equity ETF’s inception on September 24, 2019, through the fund’s fiscal year-end on August 31, 2020, the fund returned 13.48%* on a market price basis. On a net asset value (NAV) basis, the fund returned 13.50%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

For the same time period, the fund underperformed the total U.S. stock market, as measured by the Russell 3000 Index, which returned 19.67%. The Russell 3000 Index is an unmanaged index generally representative of the performance of the broad U.S. stock market, including all capitalization categories. The underperformance versus the index was largely due to the fund’s emphasis on companies with smaller market capitalizations, higher levels of profitability and lower prices relative to their book values. These value-oriented companies generally underperformed large-cap companies with lower levels of profitability and higher prices relative to their book values.

For example, large-cap stocks (as measured by the Russell 1000 Index) returned 20.81% for the period, outperforming small-cap stocks (as measured by the Russell 2000 Index), which returned 3.24%. Value stocks (as measured by the Russell 3000 Value Index) returned -2.88% for the period, underperforming growth stocks, which returned 42.99% (as measured by the Russell 3000 Growth Index).

*Total returns for periods less than one year are not annualized.
4

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Apple, Inc.	5.8%
Microsoft Corp.	3.7%
Amazon.com, Inc.	3.4%
Alphabet, Inc.*	2.1%
Facebook, Inc., Class A	2.0%
Johnson & Johnson	1.2%
MasterCard, Inc., Class A	0.9%
Verizon Communications, Inc.	0.9%
JPMorgan Chase & Co.	0.9%
Visa, Inc., Class A	0.7%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Software	6.6%
Technology Hardware, Storage and Peripherals	6.1%
Semiconductors and Semiconductor Equipment	4.8%
Banks	4.6%
IT Services	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.2%
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$1,155.20	$0.81	0.15%
Hypothetical	$1,000	$1,024.38	$0.76	0.15%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 1.1%
AAR Corp.	1,880	$37,938
Aerojet Rocketdyne Holdings, Inc.(1)	4,685	193,818
AeroVironment, Inc.(1)	278	21,236
Astronics Corp.(1)	860	7,774
Axon Enterprise, Inc.(1)	865	74,113
Boeing Co. (The)	2,901	498,450
BWX Technologies, Inc.	3,690	205,201
Cubic Corp.	1,832	86,251
Curtiss-Wright Corp.	1,149	117,566
Ducommun, Inc.(1)	350	13,080
General Dynamics Corp.	1,370	204,609
HEICO Corp.	350	38,472
HEICO Corp., Class A	605	54,075
Hexcel Corp.	4,175	164,453
Howmet Aerospace, Inc.	6,453	113,057
Huntington Ingalls Industries, Inc.	1,055	159,854
Kaman Corp.	1,818	84,083
L3Harris Technologies, Inc.	1,885	340,695
Lockheed Martin Corp.	2,647	1,033,018
Mercury Systems, Inc.(1)	605	45,823
Moog, Inc., Class A	605	36,475
National Presto Industries, Inc.	34	3,058
Northrop Grumman Corp.	1,111	380,640
Park Aerospace Corp.	537	5,955
Parsons Corp.(1)	1,106	36,786
Raytheon Technologies Corp.	6,050	369,050
Spirit AeroSystems Holdings, Inc., Class A	4,467	91,842
Teledyne Technologies, Inc.(1)	350	109,763
Textron, Inc.	5,237	206,495
TransDigm Group, Inc.	317	158,395
Triumph Group, Inc.	14	101
Vectrus, Inc.(1)	7	304
		4,892,430
Air Freight and Logistics — 1.0%
Air Transport Services Group, Inc.(1)	3,139	79,793
Atlas Air Worldwide Holdings, Inc.(1)	1,115	62,875
CH Robinson Worldwide, Inc.	3,155	310,137
Echo Global Logistics, Inc.(1)	522	14,261
Expeditors International of Washington, Inc.	4,940	436,647
FedEx Corp.	6,249	1,373,780
Forward Air Corp.	1,115	65,774
Hub Group, Inc., Class A(1)	1,829	98,473
United Parcel Service, Inc., Class B	11,873	1,942,660
XPO Logistics, Inc.(1)	860	75,912
		4,460,312
7

	Shares	Value
Airlines — 0.5%
Alaska Air Group, Inc.	5,704	$222,171
Allegiant Travel Co.	832	106,995
American Airlines Group, Inc.	1,880	24,534
Delta Air Lines, Inc.	16,790	517,972
Hawaiian Holdings, Inc.	2,900	38,976
JetBlue Airways Corp.(1)	15,218	175,311
Mesa Air Group, Inc.(1)	1,082	3,960
SkyWest, Inc.	3,133	105,426
Southwest Airlines Co.	15,218	571,892
Spirit Airlines, Inc.(1)	3,858	68,981
United Airlines Holdings, Inc.(1)	7,983	287,388
		2,123,606
Auto Components — 0.7%
Adient plc(1)	1,880	32,599
American Axle & Manufacturing Holdings, Inc.(1)	8,009	62,310
Aptiv plc	6,453	555,732
Autoliv, Inc.	4,409	345,401
BorgWarner, Inc.	9,894	401,597
Cooper Tire & Rubber Co.	2,658	91,887
Cooper-Standard Holdings, Inc.(1)	581	10,528
Dana, Inc.	7,053	98,389
Delphi Technologies plc(1)	3,570	62,011
Fox Factory Holding Corp.(1)	350	35,284
Gentex Corp.	14,198	384,056
Gentherm, Inc.(1)	1,625	73,499
Goodyear Tire & Rubber Co. (The)	11,607	111,369
LCI Industries	1,306	148,401
Lear Corp.	2,925	333,245
Modine Manufacturing Co.(1)	2,900	19,633
Motorcar Parts of America, Inc.(1)	273	4,753
Standard Motor Products, Inc.	350	15,904
Stoneridge, Inc.(1)	1,115	22,523
Tenneco, Inc., Class A(1)	3,950	32,114
Veoneer, Inc.(1)	1,880	26,094
Visteon Corp.(1)	1,134	85,538
XPEL, Inc.(1)	571	14,218
		2,967,085
Automobiles — 1.1%
Ford Motor Co.	117,416	800,777
General Motors Co.	32,238	955,212
Harley-Davidson, Inc.	8,344	231,212
Tesla, Inc.(1)	5,575	2,778,134
Thor Industries, Inc.	862	81,399
Winnebago Industries, Inc.	1,866	100,727
		4,947,461
Banks — 4.6%
1st Source Corp.	350	12,058
Allegiance Bancshares, Inc.	605	15,379
Altabancorp	860	17,733
Amalgamated Bank, Class A	553	6,509
Amerant Bancorp, Inc.(1)	1,370	18,015
8

	Shares	Value
American National Bankshares, Inc.	269	$6,063
Ameris Bancorp	1,816	44,528
Arrow Financial Corp.	355	10,171
Associated Banc-Corp.	4,126	55,453
Atlantic Capital Bancshares, Inc.(1)	783	9,032
Atlantic Union Bankshares Corp.	1,880	43,729
Banc of California, Inc.	1,880	20,661
BancFirst Corp.	585	25,740
Bancorp, Inc. (The)(1)	3,690	35,055
BancorpSouth Bank	2,383	51,425
Bank First Corp.	86	5,366
Bank of America Corp.	85,239	2,194,052
Bank of Commerce Holdings	592	4,351
Bank of Hawaii Corp.	1,607	88,449
Bank of Marin Bancorp	350	11,141
Bank OZK	4,447	102,459
BankUnited, Inc.	3,408	79,679
Banner Corp.	1,065	38,468
Bar Harbor Bankshares	338	6,848
Baycom Corp.(1)	312	3,615
BCB Bancorp, Inc.	586	4,773
Berkshire Hills Bancorp, Inc.	1,368	12,558
BOK Financial Corp.	605	33,965
Boston Private Financial Holdings, Inc.	3,665	21,770
Bridge Bancorp, Inc.	860	17,209
Brookline Bancorp, Inc.	2,390	22,944
Bryn Mawr Bank Corp.	605	16,420
Business First Bancshares, Inc.	321	4,645
Byline Bancorp, Inc.	793	10,024
Cadence BanCorp	2,412	22,914
Camden National Corp.	350	11,429
Capital City Bank Group, Inc.	309	6,263
Cathay General Bancorp.	2,390	59,009
CBTX, Inc.	313	4,930
Central Pacific Financial Corp.	1,274	19,734
Central Valley Community Bancorp	340	4,090
CIT Group, Inc.	2,900	57,043
Citigroup, Inc.	32,323	1,652,352
Citizens & Northern Corp.	320	5,485
Citizens Financial Group, Inc.	10,135	262,192
City Holding Co.	350	22,393
Civista Bancshares, Inc.	346	4,619
CNB Financial Corp.	612	9,761
Codorus Valley Bancorp, Inc.	317	4,089
Columbia Banking System, Inc.	1,625	45,354
Comerica, Inc.	5,218	206,268
Commerce Bancshares, Inc.	2,857	170,191
Community Bank System, Inc.	1,078	64,863
Community Bankers Trust Corp.	869	4,458
Community Trust Bancorp, Inc.	350	11,295
ConnectOne Bancorp, Inc.	1,115	16,859
Cullen/Frost Bankers, Inc.	860	59,736
9

	Shares	Value
Customers Bancorp, Inc.(1)	1,370	$17,495
CVB Financial Corp.	3,155	57,453
Dime Community Bancshares, Inc.	60	774
Eagle Bancorp, Inc.	605	17,412
East West Bancorp, Inc.	6,003	220,790
Enterprise Financial Services Corp.	605	18,096
Equity Bancshares, Inc., Class A(1)	522	8,300
F.N.B. Corp.	8,860	66,450
Farmers National Banc Corp.	825	9,620
FB Financial Corp.	928	25,056
Fifth Third Bancorp	22,734	469,684
Financial Institutions, Inc.	860	14,818
First BanCorp	4,430	25,384
First Bancorp/Southern Pines NC	851	17,403
First Bancshares, Inc. (The)	605	12,971
First Busey Corp.	1,584	28,219
First Business Financial Services, Inc.	290	4,495
First Choice Bancorp	330	4,670
First Citizens BancShares, Inc., Class A	79	31,059
First Commonwealth Financial Corp.	2,900	23,780
First Community Bankshares, Inc.	613	11,794
First Financial Bancorp	2,390	32,791
First Financial Bankshares, Inc.	2,900	87,797
First Financial Corp.	350	12,037
First Foundation, Inc.	1,880	28,557
First Hawaiian, Inc.	3,665	60,582
First Horizon National Corp.	15,153	144,711
First Internet Bancorp	291	4,252
First Interstate BancSystem, Inc., Class A	860	28,208
First Merchants Corp.	1,312	33,561
First Mid Bancshares, Inc.	605	15,754
First Midwest Bancorp, Inc.	2,651	33,031
First of Long Island Corp. (The)	1,115	17,132
First Republic Bank	2,135	241,063
Flushing Financial Corp.	1,124	13,634
Fulton Financial Corp.	4,940	48,313
German American Bancorp, Inc.	605	17,152
Glacier Bancorp, Inc.	2,135	74,906
Great Southern Bancorp, Inc.	553	21,313
Great Western Bancorp, Inc.	1,605	22,358
Guaranty Bancshares, Inc.	274	7,247
Hancock Whitney Corp.	1,880	37,619
Hanmi Financial Corp.	1,370	13,056
Heartland Financial USA, Inc.	1,073	36,943
Heritage Commerce Corp.	2,390	16,563
Heritage Financial Corp.	860	17,148
Hilltop Holdings, Inc.	2,645	54,487
Home BancShares, Inc.	4,430	71,810
HomeTrust Bancshares, Inc.	867	12,164
Hope Bancorp, Inc.	3,920	33,163
Horizon Bancorp, Inc.	1,625	18,167
Howard Bancorp, Inc.(1)	524	5,140
10

	Shares	Value
Huntington Bancshares, Inc.	36,668	$345,046
Independent Bank Corp. (Massachusetts)	572	35,950
Independent Bank Corp. (Michigan)	1,123	16,744
Independent Bank Group, Inc.	605	28,132
International Bancshares Corp.	2,312	73,013
Investar Holding Corp.	284	3,862
Investors Bancorp, Inc.	6,453	50,011
JPMorgan Chase & Co.	37,476	3,754,720
KeyCorp	33,267	409,849
Lakeland Bancorp, Inc.	1,880	19,984
Lakeland Financial Corp.	871	39,796
Live Oak Bancshares, Inc.	1,370	30,387
M&T Bank Corp.	1,880	194,129
Macatawa Bank Corp.	2,654	19,427
MainStreet Bancshares, Inc.(1)	72	923
Mercantile Bank Corp.	605	13,213
Metropolitan Bank Holding Corp.(1)	82	2,540
Midland States Bancorp, Inc.	860	12,565
MidWestOne Financial Group, Inc.	861	16,350
MVB Financial Corp.	587	8,335
National Bank Holdings Corp., Class A	805	22,894
NBT Bancorp, Inc.	1,086	33,090
Nicolet Bankshares, Inc.(1)	95	5,702
Northeast Bank	342	6,382
Northrim BanCorp, Inc.	270	7,266
OceanFirst Financial Corp.	1,358	21,198
OFG Bancorp	2,888	37,082
Old National Bancorp	4,430	61,931
Old Second Bancorp, Inc.	2,139	17,476
Origin Bancorp, Inc.	605	14,326
Orrstown Financial Services, Inc.	329	4,530
Pacific Premier Bancorp, Inc.	2,804	63,342
PacWest Bancorp	2,863	54,626
Park National Corp.	291	26,164
Parke Bancorp, Inc.	547	6,728
PCB Bancorp.	347	3,314
Peapack-Gladstone Financial Corp.	860	14,620
People's United Financial, Inc.	8,593	90,914
Peoples Bancorp, Inc.	605	12,790
Pinnacle Financial Partners, Inc.	1,370	54,731
PNC Financial Services Group, Inc. (The)	6,188	688,106
Popular, Inc.	3,665	135,752
Preferred Bank	784	29,322
Premier Financial Bancorp, Inc.	330	4,231
Prosperity Bancshares, Inc.	1,638	89,304
QCR Holdings, Inc.	605	18,132
RBB Bancorp	608	7,886
Regions Financial Corp.	22,198	256,609
Reliant Bancorp, Inc.	273	3,959
Renasant Corp.	1,554	39,425
Republic Bancorp, Inc., Class A	499	15,349
S&T Bancorp, Inc.	1,050	21,205
11

	Shares	Value
Sandy Spring Bancorp, Inc.	1,092	$26,121
Seacoast Banking Corp. of Florida(1)	860	17,406
ServisFirst Bancshares, Inc.	2,100	76,965
Sierra Bancorp	860	15,368
Signature Bank	1,895	183,872
Simmons First National Corp., Class A	2,863	48,871
SmartFinancial, Inc.	334	4,599
South Plains Financial, Inc.	525	7,497
South State Corp.	1,663	92,596
Southern First Bancshares, Inc.(1)	606	15,695
Southern National Bancorp of Virginia, Inc.	796	6,806
Southside Bancshares, Inc.	605	16,671
Spirit of Texas Bancshares, Inc.(1)	303	3,788
Sterling Bancorp	5,760	67,219
Stock Yards Bancorp, Inc.	605	25,973
Summit Financial Group, Inc.	522	7,700
SVB Financial Group(1)	1,586	405,033
Synovus Financial Corp.	5,450	119,191
TCF Financial Corp.	2,697	72,495
Texas Capital Bancshares, Inc.(1)	2,135	69,153
Tompkins Financial Corp.	326	21,575
Towne Bank	1,625	28,811
TriCo Bancshares	605	16,752
TriState Capital Holdings, Inc.(1)	1,122	15,596
Triumph Bancorp, Inc.(1)	605	17,279
Truist Financial Corp.	18,865	732,151
Trustmark Corp.	1,625	38,155
U.S. Bancorp	19,897	724,251
UMB Financial Corp.	1,330	71,448
Umpqua Holdings Corp.	6,259	70,602
United Bankshares, Inc.	2,593	67,781
United Community Banks, Inc.	2,390	43,307
United Security Bancshares	759	4,622
Univest Financial Corp.	860	13,837
Valley National Bancorp	12,189	91,539
Veritex Holdings, Inc.	1,115	20,048
Washington Trust Bancorp, Inc.	585	19,527
Webster Financial Corp.	2,132	58,630
Wells Fargo & Co.	51,405	1,241,431
WesBanco, Inc.	1,893	42,062
West Bancorporation, Inc.	1,121	19,730
Westamerica BanCorp	605	36,820
Western Alliance Bancorp	3,971	140,176
Wintrust Financial Corp.	1,565	68,109
Zions Bancorp N.A.	6,957	223,737
		20,176,353
Beverages — 1.2%
Boston Beer Co., Inc. (The), Class A(1)	274	241,663
Brown-Forman Corp., Class A	612	40,686
Brown-Forman Corp., Class B	6,264	458,337
Coca-Cola Co. (The)	26,279	1,301,599
Coca-Cola Consolidated, Inc.	95	25,963
12

	Shares	Value
Constellation Brands, Inc., Class A	2,390	$440,907
Keurig Dr Pepper, Inc.	1,880	56,080
MGP Ingredients, Inc.	346	12,300
Molson Coors Beverage Co., Class B	3,123	117,550
Monster Beverage Corp.(1)	5,705	478,421
National Beverage Corp.(1)	350	28,462
NewAge, Inc.(1)	63	137
PepsiCo, Inc.	14,453	2,024,287
		5,226,392
Biotechnology — 2.7%
AbbVie, Inc.	8,430	807,341
ACADIA Pharmaceuticals, Inc.(1)	860	34,047
Acceleron Pharma, Inc.(1)	619	60,334
ADMA Biologics, Inc.(1)	40	102
Adverum Biotechnologies, Inc.(1)	1,398	17,056
Agenus, Inc.(1)	60	261
Agios Pharmaceuticals, Inc.(1)	299	12,262
Aimmune Therapeutics, Inc.(1)	541	18,513
Akebia Therapeutics, Inc.(1)	3,254	33,874
Alector, Inc.(1)	604	7,804
Alexion Pharmaceuticals, Inc.(1)	2,137	244,088
Alkermes plc(1)	3,163	52,316
Allogene Therapeutics, Inc.(1)	554	19,750
Alnylam Pharmaceuticals, Inc.(1)	1,119	148,424
Altimmune, Inc.(1)	125	2,109
Amgen, Inc.	6,713	1,700,537
Amicus Therapeutics, Inc.(1)	2,060	30,076
AnaptysBio, Inc.(1)	793	13,743
Anika Therapeutics, Inc.(1)	350	13,416
Ardelyx, Inc.(1)	1,092	6,268
Arena Pharmaceuticals, Inc.(1)	3,410	238,086
Arrowhead Pharmaceuticals, Inc.(1)	5,960	251,750
Assembly Biosciences, Inc.(1)	282	6,167
Atara Biotherapeutics, Inc.(1)	326	4,395
Atreca, Inc., Class A(1)	292	4,152
Avid Bioservices, Inc.(1)	2,924	24,532
Avrobio, Inc.(1)	1,370	23,728
Beyondspring, Inc.(1)	15	186
Biogen, Inc.(1)	4,548	1,308,187
Biohaven Pharmaceutical Holding Co. Ltd.(1)	420	26,624
BioMarin Pharmaceutical, Inc.(1)	1,607	125,394
BioSpecifics Technologies Corp.(1)	54	3,483
Bluebird Bio, Inc.(1)	518	30,717
Blueprint Medicines Corp.(1)	706	54,666
Catalyst Pharmaceuticals, Inc.(1)	3,396	11,139
Celldex Therapeutics, Inc.(1)	1,137	13,576
Coherus Biosciences, Inc.(1)	1,065	20,203
CRISPR Therapeutics AG(1)	801	74,862
Cyclerion Therapeutics, Inc.(1)	6	41
Cytokinetics, Inc.(1)	2,652	63,542
CytomX Therapeutics, Inc.(1)	874	6,380
Deciphera Pharmaceuticals, Inc.(1)	14	630
13

	Shares	Value
Denali Therapeutics, Inc.(1)	1,480	$47,212
Dicerna Pharmaceuticals, Inc.(1)	4,201	77,803
Eagle Pharmaceuticals, Inc.(1)	605	24,006
Editas Medicine, Inc.(1)	28	986
Eiger BioPharmaceuticals, Inc.(1)	2	22
Emergent BioSolutions, Inc.(1)	1,631	186,016
Enanta Pharmaceuticals, Inc.(1)	277	14,457
Esperion Therapeutics, Inc.(1)	1,165	42,057
Exact Sciences Corp.(1)	1,046	78,753
Exelixis, Inc.(1)	13,045	289,860
FibroGen, Inc.(1)	605	27,122
Frequency Therapeutics, Inc.(1)	433	8,374
G1 Therapeutics, Inc.(1)	581	8,918
Geron Corp.(1)	7,465	15,303
Gilead Sciences, Inc.	25,010	1,669,418
Global Blood Therapeutics, Inc.(1)	814	51,103
Gossamer Bio, Inc.(1)	1,858	25,826
Halozyme Therapeutics, Inc.(1)	18	522
Harpoon Therapeutics, Inc.(1)	7	96
Heron Therapeutics, Inc.(1)	571	8,165
ImmunoGen, Inc.(1)	8,352	30,902
Immunomedics, Inc.(1)	2,260	100,706
Incyte Corp.(1)	1,880	181,138
Intellia Therapeutics, Inc.(1)	316	6,819
Invitae Corp.(1)	1,939	67,787
Ionis Pharmaceuticals, Inc.(1)	1,988	108,346
Iovance Biotherapeutics, Inc.(1)	1,223	40,763
Ironwood Pharmaceuticals, Inc.(1)	819	8,272
Kadmon Holdings, Inc.(1)	2,869	14,345
Karyopharm Therapeutics, Inc.(1)	3,208	48,794
Kura Oncology, Inc.(1)	1,125	28,001
Ligand Pharmaceuticals, Inc.(1)	320	32,640
MacroGenics, Inc.(1)	2	58
Madrigal Pharmaceuticals, Inc.(1)	122	13,139
Mirati Therapeutics, Inc.(1)	509	76,029
Mirum Pharmaceuticals, Inc.(1)	606	15,732
Moderna, Inc.(1)	1,625	105,446
Momenta Pharmaceuticals, Inc.(1)	1,115	58,170
Myriad Genetics, Inc.(1)	860	11,498
Natera, Inc.(1)	896	57,084
Neurocrine Biosciences, Inc.(1)	605	70,434
Novavax, Inc.(1)	312	34,426
OPKO Health, Inc.(1)	6,515	21,109
PDL BioPharma, Inc.(1)	1,874	6,278
Pfenex, Inc.(1)	581	7,280
Protagonist Therapeutics, Inc.(1)	3	67
Prothena Corp. plc(1)	586	7,595
Radius Health, Inc.(1)	860	10,647
Regeneron Pharmaceuticals, Inc.(1)	2,087	1,293,794
REGENXBIO, Inc.(1)	795	24,263
Retrophin, Inc.(1)	315	6,171
Rhythm Pharmaceuticals, Inc.(1)	800	23,608
14

	Shares	Value
Sage Therapeutics, Inc.(1)	422	$22,130
Sangamo Therapeutics, Inc.(1)	2,645	29,188
Sarepta Therapeutics, Inc.(1)	95	13,910
Seattle Genetics, Inc.(1)	605	95,796
Solid Biosciences, Inc.(1)	3	7
Spectrum Pharmaceuticals, Inc.(1)	339	1,427
Syndax Pharmaceuticals, Inc.(1)	77	1,256
TCR2 Therapeutics, Inc.(1)	2	40
Turning Point Therapeutics, Inc.(1)	780	60,980
Ultragenyx Pharmaceutical, Inc.(1)	1,011	85,996
United Therapeutics Corp.(1)	1,817	194,346
Vanda Pharmaceuticals, Inc.(1)	783	8,057
Veracyte, Inc.(1)	21	700
Vericel Corp.(1)	8	127
Vertex Pharmaceuticals, Inc.(1)	2,900	809,448
Viking Therapeutics, Inc.(1)	788	5,272
Voyager Therapeutics, Inc.(1)	1,625	19,159
Xencor, Inc.(1)	860	30,745
		11,980,705
Building Products — 0.9%
AAON, Inc.	851	48,447
Advanced Drainage Systems, Inc.	2,645	146,745
Allegion plc	1,880	194,373
Alpha Pro Tech Ltd.(1)	615	8,628
AO Smith Corp.	5,064	247,984
Apogee Enterprises, Inc.	1,370	28,674
Armstrong Flooring, Inc.(1)	329	1,273
Armstrong World Industries, Inc.	2,645	195,042
Builders FirstSource, Inc.(1)	4,932	151,018
Carrier Global Corp.	3,290	98,207
CSW Industrials, Inc.	350	25,288
Fortune Brands Home & Security, Inc.	1,915	161,013
Gibraltar Industries, Inc.(1)	1,083	67,628
Insteel Industries, Inc.	849	15,656
JELD-WEN Holding, Inc.(1)	3,155	66,413
Johnson Controls International plc	9,370	381,640
Lennox International, Inc.	95	26,631
Masco Corp.	2,335	136,130
Masonite International Corp.(1)	1,568	143,143
Owens Corning	5,195	351,390
Patrick Industries, Inc.	1,387	77,963
PGT Innovations, Inc.(1)	2,645	47,954
Quanex Building Products Corp.	1,637	27,518
Simpson Manufacturing Co., Inc.	2,149	211,333
Trane Technologies plc	1,881	222,692
Trex Co., Inc.(1)	3,155	471,641
UFP Industries, Inc.	3,410	202,383
		3,756,807
Capital Markets — 3.4%
Affiliated Managers Group, Inc.	350	24,027
Ameriprise Financial, Inc.	4,685	734,608
Ares Management Corp., Class A	1,115	45,102
15

	Shares	Value
Artisan Partners Asset Management, Inc., Class A	3,081	$119,266
Assetmark Financial Holdings, Inc.(1)	84	2,029
B. Riley Financial, Inc.	1,346	36,046
Bank of New York Mellon Corp. (The)	14,036	519,051
BGC Partners, Inc., Class A	6,708	16,904
BlackRock, Inc.	1,117	663,710
Cboe Global Markets, Inc.	1,115	102,346
Charles Schwab Corp. (The)	19,736	701,220
CME Group, Inc.	3,924	690,114
Cohen & Steers, Inc.	1,115	67,457
Cowen, Inc., Class A	1,886	34,118
Diamond Hill Investment Group, Inc.	95	11,771
E*TRADE Financial Corp.	6,198	335,312
Eaton Vance Corp.	4,430	181,719
Evercore, Inc., Class A	1,324	81,929
FactSet Research Systems, Inc.	605	211,992
Federated Hermes, Inc.	1,370	32,757
Franklin Resources, Inc.	3,665	77,185
Goldman Sachs Group, Inc. (The)	5,972	1,223,484
Hamilton Lane, Inc., Class A	831	60,754
Houlihan Lokey, Inc.	605	35,453
Interactive Brokers Group, Inc., Class A	350	18,557
Intercontinental Exchange, Inc.	5,198	552,184
Invesco Ltd.	12,370	126,174
Janus Henderson Group plc	6,433	133,292
KKR & Co., Inc., Class A	7,473	267,683
Lazard Ltd., Class A	5,450	172,601
LPL Financial Holdings, Inc.	1,625	133,510
MarketAxess Holdings, Inc.	350	170,079
Moelis & Co., Class A	1,612	51,439
Moody's Corp.	2,900	854,456
Morgan Stanley	28,707	1,500,228
Morningstar, Inc.	350	56,052
MSCI, Inc.	558	208,285
Nasdaq, Inc.	607	81,593
Northern Trust Corp.	5,677	464,890
Oppenheimer Holdings, Inc., Class A	313	7,647
Piper Sandler Cos.	572	43,157
Pzena Investment Management, Inc., Class A	14	69
Raymond James Financial, Inc.	4,475	338,847
S&P Global, Inc.	3,596	1,317,646
Safeguard Scientifics, Inc.	2	12
SEI Investments Co.	4,763	249,391
State Street Corp.	6,529	444,560
Stifel Financial Corp.	2,645	134,128
StoneX Group, Inc.(1)	605	34,303
T. Rowe Price Group, Inc.	6,963	969,319
TD Ameritrade Holding Corp.	6,311	242,216
Victory Capital Holdings, Inc., Class A	530	9,217
Virtu Financial, Inc., Class A	305	7,878
Virtus Investment Partners, Inc.	285	40,441
Waddell & Reed Financial, Inc., Class A	3,155	49,691
16

	Shares	Value
WisdomTree Investments, Inc.	1,535	$5,741
		14,693,640
Chemicals — 2.3%
AdvanSix, Inc.(1)	1,064	13,545
Air Products and Chemicals, Inc.	3,155	922,080
Albemarle Corp.	3,602	327,818
Ashland Global Holdings, Inc.	2,088	153,865
Avient Corp.	2,048	52,265
Axalta Coating Systems Ltd.(1)	5,149	122,804
Balchem Corp.	328	32,046
Cabot Corp.	2,674	98,965
Celanese Corp.	4,430	448,094
CF Industries Holdings, Inc.	3,410	111,268
Chase Corp.	95	9,269
Chemours Co. (The)	10,895	225,091
Corteva, Inc.	20,923	597,352
Dow, Inc.	13,470	607,766
DuPont de Nemours, Inc.	11,879	662,373
Eastman Chemical Co.	3,715	271,604
Ecolab, Inc.	1,992	392,583
Element Solutions, Inc.(1)	2,900	31,175
Ferro Corp.(1)	5,931	73,960
FMC Corp.	4,698	502,028
FutureFuel Corp.	353	4,271
GCP Applied Technologies, Inc.(1)	1,828	47,638
H.B. Fuller Co.	350	16,859
Hawkins, Inc.	605	30,383
Huntsman Corp.	2,135	46,159
Ingevity Corp.(1)	548	30,781
Innospec, Inc.	1,088	81,263
International Flavors & Fragrances, Inc.	350	43,326
Koppers Holdings, Inc.(1)	860	20,692
Kronos Worldwide, Inc.	532	6,645
Linde plc	4,947	1,235,464
Livent Corp.(1)	8,810	74,709
LyondellBasell Industries NV, Class A	8,059	527,703
Minerals Technologies, Inc.	1,069	54,252
Mosaic Co. (The)	9,604	175,081
NewMarket Corp.	342	127,392
Olin Corp.	7,750	87,187
Orion Engineered Carbons SA	4,382	53,241
PPG Industries, Inc.	2,900	349,160
PQ Group Holdings, Inc.(1)	758	8,831
Quaker Chemical Corp.	69	13,110
Rayonier Advanced Materials, Inc.(1)	56	177
RPM International, Inc.	1,376	116,643
Scotts Miracle-Gro Co. (The)	1,370	230,886
Sensient Technologies Corp.	1,320	72,890
Sherwin-Williams Co. (The)	865	580,458
Stepan Co.	826	95,229
Trecora Resources(1)	63	379
Tredegar Corp.	1,860	31,490
17

	Shares	Value
Trinseo SA	2,363	$58,862
Tronox Holdings plc, Class A	5,781	51,798
Valvoline, Inc.	1,880	38,352
Westlake Chemical Corp.	1,340	79,489
WR Grace & Co.	2,310	94,040
		10,140,791
Commercial Services and Supplies — 0.8%
ABM Industries, Inc.	607	23,151
ACCO Brands Corp.	1,118	7,245
ADT, Inc.	1,578	16,806
Brady Corp., Class A	1,088	51,016
Brink's Co. (The)	1,327	64,174
Casella Waste Systems, Inc., Class A(1)	1,625	91,244
Cimpress plc(1)	543	50,336
Cintas Corp.	860	286,586
Clean Harbors, Inc.(1)	2,135	130,448
Copart, Inc.(1)	5,991	618,990
Covanta Holding Corp.	2,644	24,959
Deluxe Corp.	350	9,940
Ennis, Inc.	1,370	25,112
Harsco Corp.(1)	15	212
Healthcare Services Group, Inc.	1,115	23,192
Heritage-Crystal Clean, Inc.(1)	671	9,850
Herman Miller, Inc.	3,853	91,817
HNI Corp.	1,896	60,388
IAA, Inc.(1)	1,111	58,128
Interface, Inc.	2,135	16,141
KAR Auction Services, Inc.	3,410	59,129
Kimball International, Inc., Class B	2,604	29,191
Knoll, Inc.	1,838	23,655
McGrath RentCorp	1,556	103,256
MSA Safety, Inc.	350	44,083
PICO Holdings, Inc.(1)	540	4,801
Pitney Bowes, Inc.	2,605	14,301
Quad/Graphics, Inc.	1,373	4,792
Republic Services, Inc.	860	79,739
Rollins, Inc.	1,370	75,542
Steelcase, Inc., Class A	4,683	48,937
Stericycle, Inc.(1)	86	5,513
Team, Inc.(1)	1,370	8,727
Tetra Tech, Inc.	605	55,848
UniFirst Corp.	400	77,048
US Ecology, Inc.	7	260
Viad Corp.	331	7,093
VSE Corp.	260	7,548
Waste Connections, Inc.	2,390	239,072
Waste Management, Inc.	6,708	764,712
		3,312,982
Communications Equipment — 0.6%
ADTRAN, Inc.	1,003	11,123
Arista Networks, Inc.(1)	838	187,251
Ciena Corp.(1)	5,210	295,772
18

	Shares	Value
Cisco Systems, Inc.	27,904	$1,178,107
Comtech Telecommunications Corp.	860	14,276
EchoStar Corp., Class A(1)	1,625	47,743
Extreme Networks, Inc.(1)	3,920	17,130
F5 Networks, Inc.(1)	1,110	146,886
Infinera Corp.(1)	5,705	41,589
Inseego Corp.(1)	493	5,660
InterDigital, Inc.	595	36,384
Juniper Networks, Inc.	3,410	85,250
Lumentum Holdings, Inc.(1)	3,121	268,406
Motorola Solutions, Inc.	1,121	173,475
NETGEAR, Inc.(1)	1,322	44,089
NetScout Systems, Inc.(1)	1,116	25,824
Ubiquiti, Inc.	95	17,266
ViaSat, Inc.(1)	860	34,194
Viavi Solutions, Inc.(1)	4,430	59,074
		2,689,499
Construction and Engineering — 0.3%
AECOM(1)	804	31,766
Aegion Corp.(1)	1,370	22,173
Ameresco, Inc., Class A(1)	566	19,323
Arcosa, Inc.	1,115	51,613
Argan, Inc.	72	3,048
Comfort Systems USA, Inc.	605	30,655
Construction Partners, Inc., Class A(1)	759	14,186
Dycom Industries, Inc.(1)	1,102	67,784
EMCOR Group, Inc.	1,197	89,787
Fluor Corp.	1,370	13,042
Great Lakes Dredge & Dock Corp.(1)	4,175	39,120
HC2 Holdings, Inc.(1)	3,210	8,025
IES Holdings, Inc.(1)	275	7,928
Jacobs Engineering Group, Inc.	1,118	100,922
MasTec, Inc.(1)	3,410	157,576
MYR Group, Inc.(1)	605	23,480
Northwest Pipe Co.(1)	299	8,471
Orion Group Holdings, Inc.(1)	8	21
Primoris Services Corp.	1,880	35,833
Quanta Services, Inc.	3,856	197,620
Sterling Construction Co., Inc.(1)	49	693
Tutor Perini Corp.(1)	2,426	30,446
Valmont Industries, Inc.	1,076	136,706
WillScot Mobile Mini Holdings Corp.(1)	3,082	55,168
		1,145,386
Construction Materials — 0.2%
Eagle Materials, Inc.	2,086	170,572
Martin Marietta Materials, Inc.	1,083	219,708
Summit Materials, Inc., Class A(1)	1,115	16,603
US Concrete, Inc.(1)	538	14,359
Vulcan Materials Co.	2,135	256,200
		677,442
Consumer Finance — 1.0%
Ally Financial, Inc.	16,238	371,525
19

	Shares	Value
American Express Co.	12,649	$1,285,012
Capital One Financial Corp.	12,634	872,125
Credit Acceptance Corp.(1)	333	128,804
Discover Financial Services	9,880	524,430
Elevate Credit, Inc.(1)	1,849	3,643
Encore Capital Group, Inc.(1)	605	27,794
Enova International, Inc.(1)	28	478
FirstCash, Inc.	350	20,913
Green Dot Corp., Class A(1)	1,874	97,560
LendingClub Corp.(1)	1,880	10,020
LendingTree, Inc.(1)	4	1,236
Navient Corp.	12,141	110,362
Nelnet, Inc., Class A	1,088	71,253
OneMain Holdings, Inc.	4,631	134,670
PRA Group, Inc.(1)	1,115	52,043
Regional Management Corp.(1)	862	15,766
Santander Consumer USA Holdings, Inc.	5,930	102,055
SLM Corp.	22,758	173,871
Synchrony Financial	21,957	544,753
World Acceptance Corp.(1)	95	8,644
		4,556,957
Containers and Packaging — 0.7%
Amcor plc	8,605	95,171
AptarGroup, Inc.	2,393	283,307
Ardagh Group SA	68	1,035
Avery Dennison Corp.	2,674	308,553
Ball Corp.	3,155	253,567
Berry Global Group, Inc.(1)	3,391	174,772
Crown Holdings, Inc.(1)	2,390	183,671
Graphic Packaging Holding Co.	6,708	93,778
Greif, Inc., Class A	33	1,216
International Paper Co.	13,418	486,671
O-I Glass, Inc.	2,900	31,552
Packaging Corp. of America	3,920	396,861
Sealed Air Corp.	860	33,798
Silgan Holdings, Inc.	1,311	49,897
Sonoco Products Co.	3,022	160,257
UFP Technologies, Inc.(1)	85	3,503
WestRock Co.	10,102	306,394
		2,864,003
Distributors — 0.2%
Core-Mark Holding Co., Inc.	1,690	56,480
Funko, Inc., Class A(1)	2	12
Genuine Parts Co.	2,099	198,229
LKQ Corp.(1)	2,900	92,046
Pool Corp.	1,625	532,740
Weyco Group, Inc.	41	738
		880,245
Diversified Consumer Services — 0.2%
Adtalem Global Education, Inc.(1)	1,364	45,285
American Public Education, Inc.(1)	262	8,237
Bright Horizons Family Solutions, Inc.(1)	500	66,505
20

	Shares	Value
Chegg, Inc.(1)	605	$44,613
Collectors Universe, Inc.	860	38,261
frontdoor, Inc.(1)	864	37,645
Graham Holdings Co., Class B	30	12,839
Grand Canyon Education, Inc.(1)	883	83,037
H&R Block, Inc.	5,450	79,025
K12, Inc.(1)	800	29,768
Laureate Education, Inc., Class A(1)	2,135	26,730
OneSpaWorld Holdings Ltd.	1,625	11,261
Perdoceo Education Corp.(1)	3,966	56,991
Service Corp. International	2,135	97,463
ServiceMaster Global Holdings, Inc.(1)	557	22,224
Strategic Education, Inc.	282	28,925
Universal Technical Institute, Inc.(1)	836	5,894
WW International, Inc.(1)	605	14,205
		708,908
Diversified Financial Services — 0.7%
Banco Latinoamericano de Comercio Exterior SA, E Shares	1,370	16,687
Berkshire Hathaway, Inc., Class B(1)	11,166	2,434,635
Cannae Holdings, Inc.(1)	1,370	51,690
Equitable Holdings, Inc.	12,175	257,988
Jefferies Financial Group, Inc.	9,880	173,295
Marlin Business Services Corp.	132	884
Voya Financial, Inc.	3,684	191,237
		3,126,416
Diversified Telecommunication Services — 1.5%
AT&T, Inc.	66,279	1,975,777
ATN International, Inc.	350	20,300
CenturyLink, Inc.	13,178	141,663
Cogent Communications Holdings, Inc.	429	28,855
Consolidated Communications Holdings, Inc.(1)	2,193	17,062
GCI Liberty, Inc., Class A(1)	1,880	151,866
Iridium Communications, Inc.(1)	4,418	123,748
Verizon Communications, Inc.	66,598	3,947,263
Vonage Holdings Corp.(1)	2,390	27,366
		6,433,900
Electric Utilities — 1.8%
ALLETE, Inc.	1,370	73,925
Alliant Energy Corp.	5,225	282,934
American Electric Power Co., Inc.	9,860	777,264
Avangrid, Inc.	824	39,585
Duke Energy Corp.	4,177	335,580
Edison International	8,095	424,826
Entergy Corp.	5,960	590,874
Evergy, Inc.	5,215	277,542
Eversource Energy	3,155	270,415
Exelon Corp.	20,399	752,927
FirstEnergy Corp.	9,037	258,368
Hawaiian Electric Industries, Inc.	4,407	152,526
IDACORP, Inc.	1,325	119,118
MGE Energy, Inc.	350	22,747
NextEra Energy, Inc.	2,375	663,029
21

	Shares	Value
NRG Energy, Inc.	1,629	$56,054
OGE Energy Corp.	3,954	125,974
Otter Tail Corp.	605	23,504
Pinnacle West Capital Corp.	3,920	287,532
PNM Resources, Inc.	2,144	93,650
Portland General Electric Co.	3,928	149,853
PPL Corp.	12,470	344,546
Southern Co. (The)	12,753	665,452
Spark Energy, Inc., Class A	2	18
Xcel Energy, Inc.	13,441	933,813
		7,722,056
Electrical Equipment — 0.6%
Acuity Brands, Inc.	1,028	112,350
Allied Motion Technologies, Inc.	68	2,896
AMETEK, Inc.	2,135	214,995
Atkore International Group, Inc.(1)	2,894	77,357
AZZ, Inc.	605	21,012
Eaton Corp. plc	4,685	478,339
Emerson Electric Co.	4,990	346,655
Encore Wire Corp.	605	31,224
Generac Holdings, Inc.(1)	882	167,562
GrafTech International Ltd.	82	546
Hubbell, Inc.	605	87,677
LSI Industries, Inc.	1,085	7,443
nVent Electric plc	1,827	34,932
Orion Energy Systems, Inc.(1)	1,916	12,224
Plug Power, Inc.(1)	357	4,634
Powell Industries, Inc.	266	7,179
Regal Beloit Corp.	1,357	134,153
Rockwell Automation, Inc.	2,653	611,596
Sensata Technologies Holding plc(1)	1,357	56,505
Sunrun, Inc.(1)	5,450	308,225
Thermon Group Holdings, Inc.(1)	320	4,211
TPI Composites, Inc.(1)	2,310	70,940
		2,792,655
Electronic Equipment, Instruments and Components — 1.1%
Amphenol Corp., Class A	1,880	206,424
Arrow Electronics, Inc.(1)	2,938	230,809
Avnet, Inc.	4,430	121,869
Badger Meter, Inc.	860	53,053
Benchmark Electronics, Inc.	2,135	41,867
CDW Corp.	2,645	300,604
Cognex Corp.	1,880	130,077
Coherent, Inc.(1)	860	96,888
Corning, Inc.	16,101	522,638
CTS Corp.	860	17,974
Dolby Laboratories, Inc., Class A	1,370	95,695
ePlus, Inc.(1)	354	27,159
Fabrinet(1)	605	42,217
FARO Technologies, Inc.(1)	350	19,775
Flex Ltd.(1)	26,253	285,108
FLIR Systems, Inc.	1,880	69,372
22

	Shares	Value
II-VI, Inc.(1)	1,370	$60,965
Insight Enterprises, Inc.(1)	809	48,382
IPG Photonics Corp.(1)	779	125,988
Itron, Inc.(1)	95	5,659
Jabil, Inc.	7,728	263,911
Keysight Technologies, Inc.(1)	2,900	285,708
Kimball Electronics, Inc.(1)	1,307	17,625
Knowles Corp.(1)	1,370	20,632
Littelfuse, Inc.	95	17,180
Methode Electronics, Inc.	860	24,347
National Instruments Corp.	2,645	94,929
Novanta, Inc.(1)	349	37,402
OSI Systems, Inc.(1)	350	27,563
PC Connection, Inc.	278	12,313
Plexus Corp.(1)	350	26,625
Rogers Corp.(1)	297	33,653
Sanmina Corp.(1)	3,920	110,936
ScanSource, Inc.(1)	1,133	27,974
SYNNEX Corp.	2,089	265,616
TE Connectivity Ltd.	5,960	575,736
Trimble, Inc.(1)	860	45,073
TTM Technologies, Inc.(1)	4,430	50,768
Vishay Intertechnology, Inc.	4,175	66,758
Vishay Precision Group, Inc.(1)	519	12,928
Zebra Technologies Corp., Class A(1)	350	100,285
		4,620,485
Energy Equipment and Services — 0.4%
Archrock, Inc.	8,561	56,160
Aspen Aerogels, Inc.(1)	575	4,887
Baker Hughes Co.	1,115	15,922
Bristow Group, Inc.(1)	416	7,867
Cactus, Inc., Class A	2,609	57,633
ChampionX Corp.(1)	3,292	33,710
Core Laboratories NV	350	7,325
DMC Global, Inc.	605	21,435
Dril-Quip, Inc.(1)	1,065	35,283
Exterran Corp.(1)	2,143	9,858
Frank's International NV(1)	1,354	3,128
Geospace Technologies Corp.(1)	328	2,148
Halliburton Co.	34,131	552,240
Helix Energy Solutions Group, Inc.(1)	3,665	13,121
Helmerich & Payne, Inc.	4,174	68,788
Liberty Oilfield Services, Inc., Class A	1,613	10,404
Matrix Service Co.(1)	1,625	15,015
National Energy Services Reunited Corp.(1)	311	2,345
National Oilwell Varco, Inc.	14,745	176,940
Newpark Resources, Inc.(1)	3,920	7,644
NexTier Oilfield Solutions, Inc.(1)	10,915	27,506
Oceaneering International, Inc.(1)	5,245	28,271
Oil States International, Inc.(1)	2,135	9,373
Patterson-UTI Energy, Inc.	10,666	41,064
ProPetro Holding Corp.(1)	3,155	19,813
23

	Shares	Value
RPC, Inc.(1)	1,623	$5,080
Schlumberger NV	10,310	195,993
SEACOR Holdings, Inc.(1)	350	11,063
SEACOR Marine Holdings, Inc.(1)	539	1,445
Select Energy Services, Inc., Class A(1)	1,386	6,611
Solaris Oilfield Infrastructure, Inc., Class A	2,135	16,610
TechnipFMC plc	5,195	40,001
Tidewater, Inc.(1)	555	3,813
Transocean Ltd.(1)	12,389	15,115
US Silica Holdings, Inc.	1,045	4,661
		1,528,272
Entertainment — 1.4%
Activision Blizzard, Inc.	6,198	517,657
Cinemark Holdings, Inc.	1,880	27,542
Electronic Arts, Inc.(1)	3,920	546,723
Eros International plc(1)	3,228	10,039
IMAX Corp.(1)	1,625	24,976
Liberty Media Corp.-Liberty Braves, Class C(1)	1,855	36,043
Liberty Media Corp.-Liberty Formula One, Class C(1)	2,645	103,102
Live Nation Entertainment, Inc.(1)	1,370	77,816
Madison Square Garden Entertainment Corp.(1)	901	67,728
Madison Square Garden Sports Corp., Class A(1)	95	15,580
Marcus Corp. (The)	605	9,480
Netflix, Inc.(1)	5,484	2,904,107
Roku, Inc.(1)	350	60,718
Take-Two Interactive Software, Inc.(1)	3,410	583,758
Walt Disney Co. (The)	7,791	1,027,399
World Wrestling Entertainment, Inc., Class A	95	4,187
Zynga, Inc., Class A(1)	8,350	75,651
		6,092,506
Food and Staples Retailing — 1.7%
Andersons, Inc. (The)	757	13,422
BJ's Wholesale Club Holdings, Inc.(1)	1,186	52,670
Casey's General Stores, Inc.	2,113	375,797
Costco Wholesale Corp.	6,739	2,342,881
HF Foods Group, Inc.(1)	781	6,201
Ingles Markets, Inc., Class A	860	34,744
Kroger Co. (The)	31,278	1,115,999
Performance Food Group Co.(1)	42	1,533
PriceSmart, Inc.	819	53,849
SpartanNash Co.	2,397	47,892
Sprouts Farmers Market, Inc.(1)	5,159	120,463
Sysco Corp.	8,605	517,505
United Natural Foods, Inc.(1)	1,814	32,743
US Foods Holding Corp.(1)	1,858	45,242
Village Super Market, Inc., Class A	868	22,082
Walgreens Boots Alliance, Inc.	13,243	503,499
Walmart, Inc.	14,198	1,971,392
Weis Markets, Inc.	812	39,975
		7,297,889
Food Products — 1.2%
Archer-Daniels-Midland Co.	9,336	417,879
24

	Shares	Value
B&G Foods, Inc.	2,675	$83,300
Beyond Meat, Inc.(1)	19	2,581
Bunge Ltd.	7,058	321,986
Cal-Maine Foods, Inc.(1)	350	13,507
Calavo Growers, Inc.	553	35,099
Campbell Soup Co.	3,920	206,231
Conagra Brands, Inc.	2,135	81,899
Darling Ingredients, Inc.(1)	8,109	259,245
Flowers Foods, Inc.	8,088	197,832
Fresh Del Monte Produce, Inc.	1,083	25,115
General Mills, Inc.	4,430	283,298
Hain Celestial Group, Inc. (The)(1)	1,963	64,367
Hershey Co. (The)	4,166	619,234
Hormel Foods Corp.	4,175	212,842
Hostess Brands, Inc.(1)	2,645	33,962
Ingredion, Inc.	1,920	154,445
J&J Snack Foods Corp.	340	46,223
J.M. Smucker Co. (The)	1,370	164,647
John B Sanfilippo & Son, Inc.	558	44,439
Kellogg Co.	2,900	205,639
Kraft Heinz Co. (The)	4,430	155,227
Lamb Weston Holdings, Inc.	5,611	352,651
Lancaster Colony Corp.	350	62,202
Landec Corp.(1)	575	5,888
McCormick & Co., Inc.	612	126,194
Mondelez International, Inc., Class A	11,665	681,469
Pilgrim's Pride Corp.(1)	2,135	34,160
Post Holdings, Inc.(1)	350	30,807
Sanderson Farms, Inc.	339	39,649
Seaboard Corp.	2	5,366
Seneca Foods Corp., Class A(1)	270	12,787
Tootsie Roll Industries, Inc.	616	19,706
TreeHouse Foods, Inc.(1)	350	14,984
Tyson Foods, Inc., Class A	3,410	214,148
		5,229,008
Gas Utilities — 0.2%
Atmos Energy Corp.	1,625	162,208
Chesapeake Utilities Corp.	297	24,295
National Fuel Gas Co.	2,095	95,616
New Jersey Resources Corp.	1,315	39,634
Northwest Natural Holding Co.	860	43,955
ONE Gas, Inc.	1,087	80,568
South Jersey Industries, Inc.	56	1,240
Southwest Gas Holdings, Inc.	1,597	100,403
Spire, Inc.	353	20,548
Star Group LP	1,099	10,770
UGI Corp.	3,121	107,768
		687,005
Health Care Equipment and Supplies — 2.6%
Abbott Laboratories	9,387	1,027,595
ABIOMED, Inc.(1)	291	89,517
Align Technology, Inc.(1)	1,651	490,314
25

	Shares	Value
AngioDynamics, Inc.(1)	557	$5,216
Apyx Medical Corp.(1)	601	2,759
Atrion Corp.	10	6,317
Avanos Medical, Inc.(1)	605	19,602
Axogen, Inc.(1)	1,626	19,301
Baxter International, Inc.	9,807	853,895
Becton Dickinson and Co.	1,344	326,283
Boston Scientific Corp.(1)	6,708	275,162
Cardiovascular Systems, Inc.(1)	350	11,435
Cooper Cos., Inc. (The)	605	190,200
CryoLife, Inc.(1)	1,121	22,667
Danaher Corp.	3,161	652,652
DENTSPLY SIRONA, Inc.	2,645	118,681
DexCom, Inc.(1)	500	212,705
Edwards Lifesciences Corp.(1)	7,170	615,473
FONAR Corp.(1)	262	6,647
Glaukos Corp.(1)	558	26,689
Globus Medical, Inc., Class A(1)	1,562	88,284
Haemonetics Corp.(1)	1,036	92,888
Hill-Rom Holdings, Inc.	350	32,826
Hologic, Inc.(1)	2,135	127,502
ICU Medical, Inc.(1)	361	72,287
IDEXX Laboratories, Inc.(1)	2,645	1,034,354
Inogen, Inc.(1)	88	2,660
Insulet Corp.(1)	709	154,739
Integer Holdings Corp.(1)	759	52,568
Integra LifeSciences Holdings Corp.(1)	605	28,913
Intuitive Surgical, Inc.(1)	1,103	806,117
Lantheus Holdings, Inc.(1)	2,110	28,316
LivaNova plc(1)	2,874	134,791
Masimo Corp.(1)	822	184,128
Medtronic plc	9,806	1,053,851
Meridian Bioscience, Inc.(1)	2,164	30,599
Merit Medical Systems, Inc.(1)	1,193	58,576
Natus Medical, Inc.(1)	1,631	29,619
Neogen Corp.(1)	605	46,101
Nevro Corp.(1)	306	42,087
Novocure Ltd.(1)	350	28,962
NuVasive, Inc.(1)	962	50,149
OraSure Technologies, Inc.(1)	1,913	22,420
Orthofix Medical, Inc.(1)	575	17,446
Oxford Immunotec Global plc(1)	590	8,030
Penumbra, Inc.(1)	348	72,784
Quidel Corp.(1)	606	106,632
ResMed, Inc.	1,880	339,866
Shockwave Medical, Inc.(1)	21	1,334
Sientra, Inc.(1)	6	23
STERIS plc	860	137,290
Stryker Corp.	1,906	377,693
Surmodics, Inc.(1)	606	27,421
Tandem Diabetes Care, Inc.(1)	97	10,934
Teleflex, Inc.	241	94,701
26

	Shares	Value
Utah Medical Products, Inc.	44	$3,615
Varex Imaging Corp.(1)	862	9,560
Varian Medical Systems, Inc.(1)	1,843	320,074
West Pharmaceutical Services, Inc.	1,625	461,435
Zimmer Biomet Holdings, Inc.	2,135	300,779
		11,465,464
Health Care Providers and Services — 1.9%
Acadia Healthcare Co., Inc.(1)	605	18,701
Amedisys, Inc.(1)	350	84,665
AmerisourceBergen Corp.	1,880	182,416
AMN Healthcare Services, Inc.(1)	1,119	60,247
Anthem, Inc.	1,896	533,762
Brookdale Senior Living, Inc.(1)	11,410	31,378
Cardinal Health, Inc.	2,645	134,260
Centene Corp.(1)	9,328	571,993
Chemed Corp.	303	156,684
Cigna Corp.	1,122	199,009
CorVel Corp.(1)	350	29,057
Cross Country Healthcare, Inc.(1)	4,181	26,717
CVS Health Corp.	5,441	337,995
DaVita, Inc.(1)	350	30,366
Encompass Health Corp.	860	56,106
Ensign Group, Inc. (The)	2,369	138,681
Guardant Health, Inc.(1)	499	47,655
Hanger, Inc.(1)	362	7,153
HCA Healthcare, Inc.	1,626	220,681
HealthEquity, Inc.(1)	610	35,063
Henry Schein, Inc.(1)	2,135	141,849
Humana, Inc.	3,426	1,422,372
InfuSystem Holdings, Inc.(1)	1,098	15,976
Joint Corp. (The)(1)	583	10,412
Laboratory Corp. of America Holdings(1)	499	87,699
LHC Group, Inc.(1)	95	19,802
Magellan Health, Inc.(1)	575	43,390
McKesson Corp.	1,666	255,631
Molina Healthcare, Inc.(1)	2,373	438,934
National HealthCare Corp.	171	10,893
National Research Corp.	556	31,136
Owens & Minor, Inc.	5,450	90,361
Patterson Cos., Inc.	4,685	135,912
Pennant Group, Inc. (The)(1)	609	22,557
Premier, Inc., Class A	3,110	101,852
Providence Service Corp. (The)(1)	329	30,462
Quest Diagnostics, Inc.	862	95,889
R1 RCM, Inc.(1)	844	12,238
RadNet, Inc.(1)	1,887	27,211
Select Medical Holdings Corp.(1)	9	181
Tenet Healthcare Corp.(1)	836	23,558
Triple-S Management Corp., Class B(1)	310	5,766
UnitedHealth Group, Inc.	6,770	2,115,963
Universal Health Services, Inc., Class B	2,086	230,190
		8,272,823
27

	Shares	Value
Health Care Technology — 0.3%
Allscripts Healthcare Solutions, Inc.(1)	2,648	$23,647
Cerner Corp.	10,135	743,605
Change Healthcare, Inc.(1)	6,192	87,617
Evolent Health, Inc., Class A(1)	1,054	15,104
HealthStream, Inc.(1)	860	17,815
HMS Holdings Corp.(1)	6	167
Livongo Health, Inc.(1)	891	122,334
NextGen Healthcare, Inc.(1)	559	7,412
Simulations Plus, Inc.	1,373	81,803
Teladoc Health, Inc.(1)	95	20,491
Veeva Systems, Inc., Class A(1)	1,370	386,710
Vocera Communications, Inc.(1)	610	17,074
		1,523,779
Hotels, Restaurants and Leisure — 1.6%
Aramark	3,862	106,437
BJ's Restaurants, Inc.	1,075	33,884
Bloomin' Brands, Inc.	2,904	41,643
Boyd Gaming Corp.	1,998	53,506
Brinker International, Inc.	304	13,692
Caesars Entertainment, Inc.(1)	2,734	125,219
Carnival Corp.	6,198	102,143
Carrols Restaurant Group, Inc.(1)	62	413
Century Casinos, Inc.(1)	4	25
Cheesecake Factory, Inc. (The)	1,345	39,718
Chipotle Mexican Grill, Inc.(1)	404	529,353
Choice Hotels International, Inc.	286	28,397
Churchill Downs, Inc.	1,077	188,217
Chuy's Holdings, Inc.(1)	1,115	24,798
Cracker Barrel Old Country Store, Inc.	1,307	174,759
Darden Restaurants, Inc.	3,920	339,746
Dave & Buster's Entertainment, Inc.	605	10,061
Denny's Corp.(1)	1,115	12,778
Dine Brands Global, Inc.	32	1,906
Domino's Pizza, Inc.	341	139,455
Dunkin' Brands Group, Inc.	605	46,028
Extended Stay America, Inc.	6,453	80,598
Fiesta Restaurant Group, Inc.(1)	291	2,916
Golden Entertainment, Inc.(1)	1,320	16,949
Hilton Grand Vacations, Inc.(1)	6,178	135,360
Hilton Worldwide Holdings, Inc.	1,883	170,148
Hyatt Hotels Corp., Class A	1,077	60,840
J Alexander's Holdings, Inc.(1)	14	57
Jack in the Box, Inc.	95	7,827
Las Vegas Sands Corp.	8,350	423,428
Lindblad Expeditions Holdings, Inc.(1)	1,880	18,621
Marriott International, Inc., Class A	3,665	377,165
Marriott Vacations Worldwide Corp.	350	33,135
McDonald's Corp.	4,436	947,175
MGM Resorts International	7,027	158,107
Monarch Casino & Resort, Inc.(1)	350	16,104
Norwegian Cruise Line Holdings Ltd.(1)	6,963	119,137
28

	Shares	Value
Papa John's International, Inc.	262	$25,752
Penn National Gaming, Inc.(1)	7,319	374,001
Planet Fitness, Inc., Class A(1)	605	36,778
Playa Hotels & Resorts NV(1)	3,665	15,466
RCI Hospitality Holdings, Inc.	263	5,029
Red Lion Hotels Corp.(1)	315	715
Red Robin Gourmet Burgers, Inc.(1)	860	9,546
Red Rock Resorts, Inc., Class A	4,190	71,544
Royal Caribbean Cruises Ltd.	2,305	158,676
Ruth's Hospitality Group, Inc.	1,370	14,077
Scientific Games Corp., Class A(1)	529	10,942
SeaWorld Entertainment, Inc.(1)	3,155	64,362
Six Flags Entertainment Corp.	563	12,234
Starbucks Corp.	8,243	696,286
Texas Roadhouse, Inc.	2,943	185,380
Twin River Worldwide Holdings, Inc.	1,115	26,682
Vail Resorts, Inc.	350	76,184
Wendy's Co. (The)	4,175	87,424
Wingstop, Inc.	260	42,484
Wyndham Destinations, Inc.	808	23,424
Wyndham Hotels & Resorts, Inc.	350	18,326
Wynn Resorts Ltd.	3,920	342,804
Yum! Brands, Inc.	2,135	204,640
		7,082,501
Household Durables — 0.9%
Beazer Homes USA, Inc.(1)	2,135	26,132
Cavco Industries, Inc.(1)	95	18,136
Century Communities, Inc.(1)	860	30,685
D.R. Horton, Inc.	7,218	515,149
Ethan Allen Interiors, Inc.	1,370	19,509
Garmin Ltd.	2,135	221,207
Green Brick Partners, Inc.(1)	792	11,278
Helen of Troy Ltd.(1)	262	54,187
Hooker Furniture Corp.	81	1,997
Installed Building Products, Inc.(1)	605	52,526
iRobot Corp.(1)	1,070	79,212
KB Home	3,128	111,857
La-Z-Boy, Inc.	2,383	77,448
Legacy Housing Corp.(1)	63	962
Leggett & Platt, Inc.	1,115	45,715
Lennar Corp., Class A	5,195	388,690
LGI Homes, Inc.(1)	355	39,710
Lifetime Brands, Inc.	86	845
Lovesac Co. (The)(1)	286	7,570
M.D.C. Holdings, Inc.	1,625	70,493
M/I Homes, Inc.(1)	1,076	45,795
Meritage Homes Corp.(1)	2,390	229,512
Mohawk Industries, Inc.(1)	1,928	178,012
Newell Brands, Inc.	18,629	297,691
NVR, Inc.(1)	55	229,259
PulteGroup, Inc.	10,900	486,031
Skyline Champion Corp.(1)	1,434	40,926
29

	Shares	Value
Sonos, Inc.(1)	3,920	$55,154
Taylor Morrison Home Corp.(1)	4,903	115,368
Tempur Sealy International, Inc.(1)	1,115	95,377
Toll Brothers, Inc.	3,690	155,792
TopBuild Corp.(1)	95	14,611
TRI Pointe Group, Inc.(1)	4,430	74,778
Turtle Beach Corp.(1)	89	1,742
Universal Electronics, Inc.(1)	864	35,493
Whirlpool Corp.	1,341	238,323
ZAGG, Inc.(1)	2	6
		4,067,178
Household Products — 1.0%
Central Garden & Pet Co.(1)	35	1,424
Central Garden & Pet Co., Class A(1)	860	31,958
Church & Dwight Co., Inc.	2,900	277,907
Clorox Co. (The)	2,635	588,923
Colgate-Palmolive Co.	4,940	391,544
Energizer Holdings, Inc.	1,274	58,973
Kimberly-Clark Corp.	2,135	336,818
Oil-Dri Corp. of America	155	5,428
Procter & Gamble Co. (The)	17,662	2,443,184
Reynolds Consumer Products, Inc.	424	14,090
Spectrum Brands Holdings, Inc.	605	36,058
WD-40 Co.	268	54,774
		4,241,081
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp. (The)	26,577	471,742
Clearway Energy, Inc., Class A	1,625	39,244
Clearway Energy, Inc., Class C	1,880	47,959
NextEra Energy Partners LP	1,103	66,533
Ormat Technologies, Inc.	1,608	97,879
Sunnova Energy International, Inc.(1)	545	12,927
Vistra Corp.	17,830	342,871
		1,079,155
Industrial Conglomerates — 0.5%
3M Co.	3,671	598,447
Carlisle Cos., Inc.	1,643	215,151
General Electric Co.	42,068	266,711
Honeywell International, Inc.	5,968	988,002
Raven Industries, Inc.	605	15,034
Roper Technologies, Inc.	353	150,798
		2,234,143
Insurance — 3.0%
Aflac, Inc.	13,943	506,410
Alleghany Corp.	300	166,368
Allstate Corp. (The)	8,239	766,227
Ambac Financial Group, Inc.(1)	1,370	17,303
American Equity Investment Life Holding Co.	5,679	135,785
American Financial Group, Inc.	1,880	125,678
American International Group, Inc.	17,880	521,023
American National Group, Inc.	270	20,253
AMERISAFE, Inc.	794	52,984
30

	Shares	Value
Aon plc, Class A	2,390	$477,976
Arch Capital Group Ltd.(1)	9,115	287,487
Argo Group International Holdings Ltd.	800	29,712
Arthur J. Gallagher & Co.	1,370	144,261
Assurant, Inc.	1,902	231,207
Assured Guaranty Ltd.	2,645	56,735
Athene Holding Ltd., Class A(1)	5,211	190,514
Axis Capital Holdings Ltd.	2,567	122,600
Brighthouse Financial, Inc.(1)	3,368	102,252
Brown & Brown, Inc.	1,115	51,736
Chubb Ltd.	4,175	521,875
Cincinnati Financial Corp.	2,645	210,039
Citizens, Inc.(1)	1,116	6,529
CNA Financial Corp.	350	11,260
CNO Financial Group, Inc.	6,775	110,433
Crawford & Co., Class A	1,276	8,753
eHealth, Inc.(1)	837	52,831
Employers Holdings, Inc.	1,365	44,472
Enstar Group Ltd.(1)	283	50,654
Erie Indemnity Co., Class A	350	74,704
Everest Re Group Ltd.	605	133,148
FBL Financial Group, Inc., Class A	272	10,078
Fidelity National Financial, Inc.	9,089	298,392
First American Financial Corp.	3,920	206,074
Genworth Financial, Inc., Class A(1)	15,983	48,269
Globe Life, Inc.	3,407	281,009
Greenlight Capital Re Ltd., A Shares(1)	829	6,027
Hallmark Financial Services, Inc.(1)	526	1,757
Hanover Insurance Group, Inc. (The)	860	88,141
Hartford Financial Services Group, Inc. (The)	14,453	584,624
HCI Group, Inc.	85	4,651
Heritage Insurance Holdings, Inc.	796	10,388
Horace Mann Educators Corp.	2,829	110,501
James River Group Holdings Ltd.	575	28,008
Kemper Corp.	1,370	106,394
Kinsale Capital Group, Inc.	543	112,526
Lincoln National Corp.	3,665	132,123
Loews Corp.	5,195	186,293
Markel Corp.(1)	95	103,249
Marsh & McLennan Cos., Inc.	3,158	362,886
MBIA, Inc.(1)	2,900	23,519
Mercury General Corp.	572	25,586
MetLife, Inc.	13,178	506,826
National General Holdings Corp.	3,631	123,636
National Western Life Group, Inc., Class A	30	6,600
Old Republic International Corp.	9,020	145,312
Palomar Holdings, Inc.(1)	546	61,343
Primerica, Inc.	2,124	265,181
Principal Financial Group, Inc.	7,983	336,164
ProAssurance Corp.	1,586	24,298
Progressive Corp. (The)	14,963	1,422,084
Prudential Financial, Inc.	5,195	352,065
31

	Shares	Value
Reinsurance Group of America, Inc.	1,370	$125,602
RenaissanceRe Holdings Ltd.	860	158,016
RLI Corp.	860	80,659
Safety Insurance Group, Inc.	535	38,734
Selective Insurance Group, Inc.	1,625	97,191
State Auto Financial Corp.	612	9,443
Stewart Information Services Corp.	605	25,815
Third Point Reinsurance Ltd.(1)	2,900	24,824
Travelers Cos., Inc. (The)	6,708	778,396
Trupanion, Inc.(1)	7	439
United Fire Group, Inc.	575	14,479
Universal Insurance Holdings, Inc.	1,608	29,828
Unum Group	6,810	125,849
Watford Holdings Ltd.(1)	1,115	17,840
White Mountains Insurance Group Ltd.	40	35,656
Willis Towers Watson plc	500	102,765
WR Berkley Corp.	2,900	179,945
		13,050,694
Interactive Media and Services — 4.3%
Alphabet, Inc., Class A(1)	2,620	4,269,369
Alphabet, Inc., Class C(1)	2,861	4,675,389
Cars.com, Inc.(1)	4,687	40,683
Facebook, Inc., Class A(1)	29,666	8,698,071
IAC/InterActiveCorp(1)	350	46,547
Match Group, Inc.(1)	1,887	210,740
QuinStreet, Inc.(1)	820	10,783
Snap, Inc., Class A(1)	6,770	152,934
TripAdvisor, Inc.	1,166	27,250
TrueCar, Inc.(1)	1,421	6,721
Twitter, Inc.(1)	8,598	348,907
Yelp, Inc.(1)	860	19,883
Zillow Group, Inc., Class A(1)	861	73,426
Zillow Group, Inc., Class C(1)	1,115	95,622
		18,676,325
Internet and Direct Marketing Retail — 4.0%
1-800-Flowers.com, Inc., Class A(1)	343	10,266
Amazon.com, Inc.(1)	4,272	14,742,501
Booking Holdings, Inc.(1)	606	1,157,733
CarParts.com, Inc.(1)	782	10,987
eBay, Inc.	11,155	611,071
Etsy, Inc.(1)	605	72,418
Expedia Group, Inc.	860	84,409
Grubhub, Inc.(1)	350	25,322
Magnite, Inc.(1)	1,046	7,688
MercadoLibre, Inc.(1)	262	306,171
PetMed Express, Inc.	1,367	47,517
Quotient Technology, Inc.(1)	1,020	8,884
Shutterstock, Inc.	609	30,645
Stamps.com, Inc.(1)	552	137,636
Wayfair, Inc., Class A(1)	566	167,853
		17,421,101
32

	Shares	Value
IT Services — 4.5%
Accenture plc, Class A	6,963	$1,670,633
Akamai Technologies, Inc.(1)	3,920	456,406
Alliance Data Systems Corp.	1,018	45,922
Amdocs Ltd.	4,430	271,249
Automatic Data Processing, Inc.	4,940	687,105
Black Knight, Inc.(1)	1,116	93,856
Booz Allen Hamilton Holding Corp.	2,900	255,374
Broadridge Financial Solutions, Inc.	2,645	363,423
CACI International, Inc., Class A(1)	77	18,033
Cardtronics plc, Class A(1)	860	18,671
Cass Information Systems, Inc.	350	13,706
Cognizant Technology Solutions Corp., Class A	11,867	793,428
CSG Systems International, Inc.	1,880	80,032
DXC Technology Co.	9,025	180,319
EPAM Systems, Inc.(1)	860	281,306
Euronet Worldwide, Inc.(1)	1,036	107,102
EVERTEC, Inc.	1,370	47,977
ExlService Holdings, Inc.(1)	602	38,341
Fidelity National Information Services, Inc.	3,732	562,972
Fiserv, Inc.(1)	5,186	516,422
FleetCor Technologies, Inc.(1)	609	153,133
Gartner, Inc.(1)	860	111,645
Genpact Ltd.	1,625	68,542
Global Payments, Inc.	1,887	333,282
GoDaddy, Inc., Class A(1)	860	71,965
International Business Machines Corp.	8,095	998,194
Jack Henry & Associates, Inc.	1,370	226,625
KBR, Inc.	3,155	78,843
Leidos Holdings, Inc.	860	77,821
LiveRamp Holdings, Inc.(1)	821	45,845
ManTech International Corp., Class A	303	22,680
MasterCard, Inc., Class A	11,089	3,971,969
MAXIMUS, Inc.	1,370	106,243
MongoDB, Inc.(1)	95	22,211
NIC, Inc.	3,410	72,906
Okta, Inc.(1)	350	75,379
Paychex, Inc.	6,198	473,961
PayPal Holdings, Inc.(1)	10,372	2,117,340
Perspecta, Inc.	1,370	28,455
Sabre Corp.	5,960	41,660
Science Applications International Corp.	354	29,545
Square, Inc., Class A(1)	860	137,222
Switch, Inc., Class A	1,880	32,336
Sykes Enterprises, Inc.(1)	1,115	36,912
TTEC Holdings, Inc.	860	48,753
Twilio, Inc., Class A(1)	605	163,205
Unisys Corp.(1)	665	7,754
VeriSign, Inc.(1)	605	129,954
Virtusa Corp.(1)	569	22,498
Visa, Inc., Class A	15,057	3,191,933
Western Union Co. (The)	10,390	245,100
33

	Shares	Value
WEX, Inc.(1)	350	$55,899
		19,702,087
Leisure Products — 0.3%
Acushnet Holdings Corp.	1,123	39,631
American Outdoor Brands, Inc.(1)	141	2,147
Brunswick Corp.	4,167	257,896
Callaway Golf Co.	1,370	28,578
Clarus Corp.	296	3,722
Hasbro, Inc.	3,423	270,212
Johnson Outdoors, Inc., Class A	34	2,914
Malibu Boats, Inc., Class A(1)	1,558	80,782
Marine Products Corp.	2	29
MasterCraft Boat Holdings, Inc.(1)	1,051	21,976
Mattel, Inc.(1)	2,645	28,421
Nautilus, Inc.(1)	912	10,807
Peloton Interactive, Inc., Class A(1)	1,257	96,374
Polaris, Inc.	2,637	266,442
Smith & Wesson Brands, Inc.(1)	572	10,445
Sturm Ruger & Co., Inc.	598	42,374
Vista Outdoor, Inc.(1)	2,645	51,339
YETI Holdings, Inc.(1)	12	617
		1,214,706
Life Sciences Tools and Services — 0.8%
Adaptive Biotechnologies Corp.(1)	1,829	76,105
Agilent Technologies, Inc.	2,645	265,611
Bio-Rad Laboratories, Inc., Class A(1)	259	131,725
Bio-Techne Corp.	260	66,420
Bruker Corp.	3,145	132,153
Charles River Laboratories International, Inc.(1)	569	124,583
Illumina, Inc.(1)	1,606	573,695
IQVIA Holdings, Inc.(1)	612	100,215
Luminex Corp.	819	21,859
Medpace Holdings, Inc.(1)	95	12,330
Mettler-Toledo International, Inc.(1)	549	532,958
NeoGenomics, Inc.(1)	893	34,782
PerkinElmer, Inc.	95	11,183
PRA Health Sciences, Inc.(1)	350	37,419
Repligen Corp.(1)	629	97,438
Syneos Health, Inc.(1)	350	22,085
Thermo Fisher Scientific, Inc.	1,866	800,477
Waters Corp.(1)	2,120	458,471
		3,499,509
Machinery — 2.8%
AGCO Corp.	1,902	135,232
Alamo Group, Inc.	95	10,535
Albany International Corp., Class A	1,370	71,103
Allison Transmission Holdings, Inc.	2,655	95,235
Astec Industries, Inc.	1,600	84,352
Barnes Group, Inc.	1,063	42,095
Caterpillar, Inc.	12,284	1,748,136
CIRCOR International, Inc.(1)	1,117	33,119
Colfax Corp.(1)	2,143	71,319
34

	Shares	Value
Columbus McKinnon Corp.	1,044	$37,975
Commercial Vehicle Group, Inc.(1)	1,102	4,970
Crane Co.	535	30,249
Cummins, Inc.	4,947	1,025,266
Deere & Co.	8,512	1,788,031
Donaldson Co., Inc.	5,222	262,980
Douglas Dynamics, Inc.	350	13,436
Dover Corp.	1,115	122,472
Energy Recovery, Inc.(1)	2,400	20,424
Enerpac Tool Group Corp.	1,115	23,192
EnPro Industries, Inc.	830	48,572
ESCO Technologies, Inc.	564	50,715
Federal Signal Corp.	1,370	44,004
Flowserve Corp.	1,880	55,798
Fortive Corp.	860	62,015
Franklin Electric Co., Inc.	1,360	80,730
Gorman-Rupp Co. (The)	881	28,148
Graco, Inc.	6,790	393,956
Greenbrier Cos., Inc. (The)	860	23,383
Helios Technologies, Inc.	605	24,872
Hyster-Yale Materials Handling, Inc.	45	1,815
IDEX Corp.	605	109,039
Illinois Tool Works, Inc.	4,424	873,961
Ingersoll Rand, Inc.(1)	3,892	136,454
ITT, Inc.	2,643	166,007
John Bean Technologies Corp.	607	62,224
Kennametal, Inc.	4,201	121,913
Lincoln Electric Holdings, Inc.	2,649	256,185
Lindsay Corp.	259	25,882
Lydall, Inc.(1)	1,089	20,451
Manitowoc Co., Inc. (The)(1)	339	3,193
Mayville Engineering Co., Inc.(1)	3	26
Meritor, Inc.(1)	2,135	48,593
Middleby Corp. (The)(1)	292	28,587
Miller Industries, Inc.	350	10,979
Mueller Industries, Inc.	3,124	92,783
Mueller Water Products, Inc., Class A	7,473	80,708
Navistar International Corp.(1)	265	8,475
Nordson Corp.	335	62,474
Oshkosh Corp.	3,145	242,196
Otis Worldwide Corp.	1,645	103,470
PACCAR, Inc.	11,866	1,018,577
Park-Ohio Holdings Corp.	532	8,416
Parker-Hannifin Corp.	1,370	282,234
Pentair plc	1,046	47,216
Proto Labs, Inc.(1)	353	51,891
RBC Bearings, Inc.(1)	353	46,610
REV Group, Inc.	801	6,208
Rexnord Corp.	860	24,906
Shyft Group, Inc. (The)	2,135	42,636
Snap-on, Inc.	1,644	243,756
SPX Corp.(1)	605	25,307
35

	Shares	Value
SPX FLOW, Inc.(1)	2,347	$102,048
Standex International Corp.	520	30,077
Stanley Black & Decker, Inc.	860	138,718
Tennant Co.	518	34,431
Terex Corp.	4,202	82,233
Timken Co. (The)	2,883	156,230
Toro Co. (The)	1,587	119,469
TriMas Corp.(1)	860	21,741
Trinity Industries, Inc.	4,967	101,674
Wabash National Corp.	2,900	35,409
Watts Water Technologies, Inc., Class A	608	58,216
Welbilt, Inc.(1)	2,645	19,520
Westinghouse Air Brake Technologies Corp.	4,196	279,244
Woodward, Inc.	1,348	115,510
Xylem, Inc.	1,370	109,847
		12,089,853
Marine†
Costamare, Inc.	4,940	24,947
Genco Shipping & Trading Ltd.	6	43
Kirby Corp.(1)	1,128	47,872
Matson, Inc.	2,351	94,205
Scorpio Bulkers, Inc.	449	6,272
		173,339
Media — 1.1%
Altice USA, Inc., Class A(1)	6,198	170,941
AMC Networks, Inc., Class A(1)	350	8,502
Cable One, Inc.	95	174,831
Charter Communications, Inc., Class A(1)	900	554,049
Comcast Corp., Class A	37,949	1,700,495
Discovery, Inc., Class A(1)	860	18,976
Discovery, Inc., Class C(1)	2,390	47,728
DISH Network Corp., Class A(1)	7,728	274,499
Entercom Communications Corp., Class A	6,017	9,025
Fox Corp., Class A	7,983	222,406
Fox Corp., Class B	3,410	94,798
Interpublic Group of Cos., Inc. (The)	2,135	37,918
John Wiley & Sons, Inc., Class A	3	95
Liberty Broadband Corp., Class A(1)	95	13,128
Liberty Broadband Corp., Class C(1)	2,135	299,092
Liberty Media Corp.-Liberty SiriusXM, Class C(1)	3,273	117,812
Liberty Media Corp.-Liberty SiriusXM, Class A(1)	1,370	49,745
Meredith Corp.	605	8,470
New York Times Co. (The), Class A	4,430	191,952
News Corp., Class A	7,473	112,992
News Corp., Class B	2,135	32,174
Nexstar Media Group, Inc., Class A	350	33,603
Omnicom Group, Inc.	2,900	156,861
Scholastic Corp.	605	13,612
Sinclair Broadcast Group, Inc., Class A	6	125
Sirius XM Holdings, Inc.	7,728	45,363
TechTarget, Inc.(1)	339	13,452
TEGNA, Inc.	24	300
36

	Shares	Value
ViacomCBS, Inc., Class B	6,483	$180,552
		4,583,496
Metals and Mining — 0.8%
Alcoa Corp.(1)	5,744	83,977
Allegheny Technologies, Inc.(1)	3,864	32,187
Arconic Corp.(1)	5,065	112,696
Carpenter Technology Corp.	1,369	28,790
Century Aluminum Co.(1)	832	8,212
Cleveland-Cliffs, Inc.	18,329	120,605
Coeur Mining, Inc.(1)	13,987	118,330
Commercial Metals Co.	8,242	172,011
Compass Minerals International, Inc.	1,391	79,190
Contura Energy, Inc.(1)	21	87
Freeport-McMoRan, Inc.	19,138	298,744
Haynes International, Inc.	324	6,072
Hecla Mining Co.	15,728	94,683
Kaiser Aluminum Corp.	857	55,088
Materion Corp.	534	29,151
Newmont Corp.	12,670	852,438
Nucor Corp.	7,218	328,130
Olympic Steel, Inc.	312	3,432
Reliance Steel & Aluminum Co.	3,199	335,479
Royal Gold, Inc.	1,370	186,758
Ryerson Holding Corp.(1)	780	4,298
Schnitzer Steel Industries, Inc., Class A	1,370	27,044
Steel Dynamics, Inc.	10,826	319,583
SunCoke Energy, Inc.	4,685	16,772
United States Steel Corp.	7,490	58,647
Warrior Met Coal, Inc.	3,684	56,991
Worthington Industries, Inc.	1,313	54,529
		3,483,924
Multi-Utilities — 0.8%
Ameren Corp.	7,254	573,864
Avista Corp.	1,630	60,082
Black Hills Corp.	354	19,852
CenterPoint Energy, Inc.	5,705	114,499
CMS Energy Corp.	5,495	332,392
Consolidated Edison, Inc.	5,705	406,995
Dominion Energy, Inc.	2,905	227,868
DTE Energy Co.	2,409	285,876
MDU Resources Group, Inc.	2,357	55,672
NiSource, Inc.	8,011	177,524
NorthWestern Corp.	867	44,772
Public Service Enterprise Group, Inc.	9,115	476,168
Sempra Energy	5,584	690,462
Unitil Corp.	804	33,929
WEC Energy Group, Inc.	1,625	152,880
		3,652,835
Multiline Retail — 0.9%
Big Lots, Inc.	2,567	121,034
Dillard's, Inc., Class A	350	10,574
Dollar General Corp.	4,175	842,849
37

	Shares	Value
Dollar Tree, Inc.(1)	6,442	$620,171
Kohl's Corp.	6,759	144,372
Macy's, Inc.	14,040	97,859
Nordstrom, Inc.	6,702	107,232
Ollie's Bargain Outlet Holdings, Inc.(1)	580	55,413
Target Corp.	13,424	2,029,843
		4,029,347
Oil, Gas and Consumable Fuels — 2.8%
Antero Midstream Corp.	13,087	88,599
Antero Resources Corp.(1)	7,983	25,705
Apache Corp.	22,435	332,038
Arch Resources, Inc.	350	13,185
Berry Corp.	2,900	11,426
Bonanza Creek Energy, Inc.(1)	1,065	21,343
Cabot Oil & Gas Corp.	14,481	274,705
Cheniere Energy, Inc.(1)	1,645	85,622
Chevron Corp.	24,353	2,043,947
Cimarex Energy Co.	5,732	159,235
Clean Energy Fuels Corp.(1)	2,145	5,663
CNX Resources Corp.(1)	6,357	69,673
Comstock Resources, Inc.(1)	845	4,867
Concho Resources, Inc.	5,193	269,932
ConocoPhillips	26,135	990,255
CONSOL Energy, Inc.(1)	866	4,477
Continental Resources, Inc.	2,888	49,616
CVR Energy, Inc.	1,592	26,570
Delek US Holdings, Inc.	3,947	62,086
Devon Energy Corp.	18,319	199,128
DHT Holdings, Inc.	4,940	26,133
Diamond S Shipping, Inc.(1)	2,645	21,663
Diamondback Energy, Inc.	3,667	142,866
Dorian LPG Ltd.(1)	2,395	20,214
EnLink Midstream LLC(1)	5,716	17,091
EOG Resources, Inc.	13,693	620,841
EQT Corp.	6,516	103,409
Equitrans Midstream Corp.	4,903	50,403
Evolution Petroleum Corp.	867	2,367
Exxon Mobil Corp.	39,223	1,566,567
GasLog Ltd.	6	18
Goodrich Petroleum Corp.(1)	68	561
Green Plains, Inc.(1)	2,827	37,825
Hess Corp.	8,350	384,434
HollyFrontier Corp.	7,799	186,162
International Seaways, Inc.	780	13,229
Kinder Morgan, Inc.	21,433	296,204
Magnolia Oil & Gas Corp., Class A(1)	7,225	46,529
Marathon Oil Corp.	33,108	174,810
Marathon Petroleum Corp.	5,454	193,399
Matador Resources Co.(1)	6,259	60,900
Montage Resources Corp.(1)	594	3,065
Murphy Oil Corp.	9,870	135,614
NACCO Industries, Inc., Class A	259	5,310
38

	Shares	Value
NextDecade Corp.(1)	320	$426
Noble Energy, Inc.	15,473	153,956
Nordic American Tankers Ltd.	5,001	21,804
Occidental Petroleum Corp.	19,385	246,965
ONEOK, Inc.	13,347	366,776
Overseas Shipholding Group, Inc., Class A(1)	2,093	4,416
Ovintiv, Inc.	6,879	76,219
Panhandle Oil and Gas, Inc., Class A	272	514
Par Pacific Holdings, Inc.(1)	2,390	20,745
Parsley Energy, Inc., Class A	12,442	133,751
PBF Energy, Inc., Class A	4,018	34,394
PDC Energy, Inc.(1)	4,895	74,110
Peabody Energy Corp.	2,135	5,572
Penn Virginia Corp.(1)	605	6,909
Phillips 66	5,960	348,481
Pioneer Natural Resources Co.	4,713	489,822
Plains GP Holdings LP, Class A(1)	1,115	8,151
Range Resources Corp.	16,893	126,022
Renewable Energy Group, Inc.(1)	1,140	38,110
REX American Resources Corp.(1)	50	3,089
Scorpio Tankers, Inc.	1,792	21,217
SFL Corp. Ltd.	4,172	36,630
SM Energy Co.	6,562	15,946
Southwestern Energy Co.(1)	17,880	49,706
Talos Energy, Inc.(1)	1,311	9,846
Targa Resources Corp.	4,731	80,474
Teekay Corp.(1)	3,685	9,397
Teekay Tankers Ltd., Class A(1)	856	10,734
Valero Energy Corp.	11,697	615,145
Williams Cos., Inc. (The)	18,407	382,129
World Fuel Services Corp.	1,560	41,184
WPX Energy, Inc.(1)	17,056	94,831
		12,375,157
Paper and Forest Products — 0.1%
Boise Cascade Co.	2,610	119,538
Clearwater Paper Corp.(1)	529	17,806
Domtar Corp.	3,170	90,409
Louisiana-Pacific Corp.	5,729	188,713
Mercer International, Inc.	2,135	17,891
Neenah, Inc.	833	36,885
P.H. Glatfelter Co.	1,880	28,181
Schweitzer-Mauduit International, Inc.	1,567	47,527
Verso Corp., Class A	1,825	23,926
		570,876
Personal Products — 0.3%
Coty, Inc., Class A	1,274	4,561
Edgewell Personal Care Co.(1)	1,413	40,567
Estee Lauder Cos., Inc. (The), Class A	4,413	978,450
Herbalife Nutrition Ltd.(1)	740	36,371
Inter Parfums, Inc.	187	8,353
Lifevantage Corp.(1)	839	12,602
Medifast, Inc.	560	91,123
39

	Shares	Value
Nature's Sunshine Products, Inc.(1)	2	$22
Nu Skin Enterprises, Inc., Class A	2,114	99,929
USANA Health Sciences, Inc.(1)	321	25,170
		1,297,148
Pharmaceuticals — 3.7%
Amneal Pharmaceuticals, Inc.(1)	2,635	10,830
Amphastar Pharmaceuticals, Inc.(1)	588	11,983
ANI Pharmaceuticals, Inc.(1)	272	8,530
Bristol-Myers Squibb Co.	34,328	2,135,202
Catalent, Inc.(1)	4,175	386,187
Collegium Pharmaceutical, Inc.(1)	1,625	30,972
Corcept Therapeutics, Inc.(1)	6,216	78,943
Durect Corp.(1)	3	5
Elanco Animal Health, Inc.(1)	10,590	307,745
Eli Lilly & Co.	11,100	1,647,129
Endo International plc(1)	2,698	8,121
Evofem Biosciences, Inc.(1)	183	608
Horizon Therapeutics plc(1)	4,152	311,898
Innoviva, Inc.(1)	3,090	36,184
Intersect ENT, Inc.(1)	870	17,470
Intra-Cellular Therapies, Inc.(1)	525	9,566
Jazz Pharmaceuticals plc(1)	2,309	310,307
Johnson & Johnson	34,891	5,352,628
Lannett Co., Inc.(1)	3,085	16,227
Mallinckrodt plc(1)	1,370	2,165
Merck & Co., Inc.	29,165	2,486,900
Mylan NV(1)	15,465	253,317
MyoKardia, Inc.(1)	534	58,441
Nektar Therapeutics(1)	3,169	61,288
NGM Biopharmaceuticals, Inc.(1)	530	9,885
Omeros Corp.(1)	1,627	19,443
Perrigo Co. plc	2,357	123,271
Pfizer, Inc.	29,694	1,122,136
Phibro Animal Health Corp., Class A	1,115	23,928
Prestige Consumer Healthcare, Inc.(1)	1,893	68,962
Reata Pharmaceuticals, Inc., Class A(1)	83	8,711
Revance Therapeutics, Inc.(1)	791	23,121
SIGA Technologies, Inc.(1)	3,421	23,776
Strongbridge Biopharma plc(1)	1,316	5,053
Supernus Pharmaceuticals, Inc.(1)	2,491	54,777
Theravance Biopharma, Inc.(1)	297	5,444
Verrica Pharmaceuticals, Inc.(1)	2	18
Zoetis, Inc.	8,040	1,287,204
		16,318,375
Professional Services — 0.5%
Acacia Research Corp.(1)	1,879	7,131
ASGN, Inc.(1)	350	25,120
Barrett Business Services, Inc.	267	15,371
BG Staffing, Inc.	7	66
CoreLogic, Inc.	605	40,172
CoStar Group, Inc.(1)	259	219,787
CRA International, Inc.	526	22,360
40

	Shares	Value
Equifax, Inc.	1,625	$273,439
Exponent, Inc.	1,115	89,707
Franklin Covey Co.(1)	267	5,271
FTI Consulting, Inc.(1)	605	69,430
Heidrick & Struggles International, Inc.	867	18,753
IHS Markit Ltd.	1,625	129,870
InnerWorkings, Inc.(1)	6	17
Insperity, Inc.	851	57,332
Kelly Services, Inc., Class A	1,115	21,174
Kforce, Inc.	1,115	38,289
Korn Ferry	1,789	54,564
ManpowerGroup, Inc.	2,594	190,166
Nielsen Holdings plc	2,400	36,672
Resources Connection, Inc.	1,885	23,167
Robert Half International, Inc.	4,975	264,670
TransUnion	1,880	163,034
TriNet Group, Inc.(1)	1,085	73,606
TrueBlue, Inc.(1)	1,370	23,180
Verisk Analytics, Inc.	1,880	350,940
		2,213,288
Real Estate Management and Development — 0.2%
CBRE Group, Inc., Class A(1)	9,288	436,815
CTO Realty Growth, Inc.	95	4,006
Cushman & Wakefield plc(1)	1,370	15,906
Forestar Group, Inc.(1)	305	5,420
FRP Holdings, Inc.(1)	261	10,722
Howard Hughes Corp. (The)(1)	860	50,834
Jones Lang LaSalle, Inc.	860	88,614
Kennedy-Wilson Holdings, Inc.	2,135	30,509
Marcus & Millichap, Inc.(1)	1,070	30,185
Newmark Group, Inc., Class A	3,155	13,977
RE/MAX Holdings, Inc., Class A	1,276	44,839
Redfin Corp.(1)	1,010	48,046
RMR Group, Inc. (The), Class A	350	9,877
St. Joe Co. (The)(1)	1,626	37,739
Tejon Ranch Co.(1)	568	8,128
		835,617
Road and Rail — 2.1%
AMERCO	316	112,145
ArcBest Corp.	1,393	47,111
Avis Budget Group, Inc.(1)	860	29,335
CSX Corp.	21,213	1,621,946
Daseke, Inc.(1)	1,384	8,512
Heartland Express, Inc.	2,390	49,437
J.B. Hunt Transport Services, Inc.	4,150	583,241
Kansas City Southern	3,856	701,946
Knight-Swift Transportation Holdings, Inc.	3,510	159,565
Landstar System, Inc.	1,880	250,209
Lyft, Inc., Class A(1)	1,880	55,780
Marten Transport Ltd.	3,202	58,148
Norfolk Southern Corp.	6,475	1,376,132
Old Dominion Freight Line, Inc.	4,036	815,999
41

	Shares	Value
Ryder System, Inc.	3,397	$138,937
Saia, Inc.(1)	1,625	218,075
Schneider National, Inc., Class B	2,135	57,773
Uber Technologies, Inc.(1)	2,906	97,729
Union Pacific Corp.	12,887	2,479,974
Universal Logistics Holdings, Inc.	10	215
US Xpress Enterprises, Inc., Class A(1)	1,893	18,116
Werner Enterprises, Inc.	3,115	143,321
		9,023,646
Semiconductors and Semiconductor Equipment — 4.8%
Advanced Energy Industries, Inc.(1)	605	44,843
Advanced Micro Devices, Inc.(1)	6,453	586,061
Ambarella, Inc.(1)	350	18,445
Amkor Technology, Inc.(1)	3,410	41,585
Analog Devices, Inc.	2,391	279,460
Applied Materials, Inc.	25,869	1,593,530
Broadcom, Inc.	1,885	654,378
Brooks Automation, Inc.	1,339	69,133
Cabot Microelectronics Corp.	262	39,900
CEVA, Inc.(1)	861	36,377
Cirrus Logic, Inc.(1)	1,880	113,909
Cree, Inc.(1)	1,370	86,447
Diodes, Inc.(1)	1,625	79,398
Enphase Energy, Inc.(1)	1,625	125,499
Entegris, Inc.	2,135	142,810
First Solar, Inc.(1)	1,322	101,252
FormFactor, Inc.(1)	2,110	55,134
Inphi Corp.(1)	350	39,893
Intel Corp.	52,410	2,670,290
KLA Corp.	1,880	385,663
Kulicke & Soffa Industries, Inc.	1,115	26,738
Lam Research Corp.	4,430	1,489,986
Lattice Semiconductor Corp.(1)	1,880	53,768
Marvell Technology Group Ltd.	7,728	299,692
Maxim Integrated Products, Inc.	7,983	546,357
MaxLinear, Inc.(1)	759	18,482
Microchip Technology, Inc.	1,625	178,263
Micron Technology, Inc.(1)	28,390	1,292,029
MKS Instruments, Inc.	605	72,316
Monolithic Power Systems, Inc.	350	93,496
NVIDIA Corp.	5,002	2,675,970
ON Semiconductor Corp.(1)	10,390	222,034
Onto Innovation, Inc.(1)	785	24,523
Photronics, Inc.(1)	2,645	26,529
Power Integrations, Inc.	700	39,179
Qorvo, Inc.(1)	3,920	502,818
QUALCOMM, Inc.	10,909	1,299,262
Rambus, Inc.(1)	2,900	38,947
Semtech Corp.(1)	1,043	61,172
Silicon Laboratories, Inc.(1)	606	62,060
Skyworks Solutions, Inc.	5,207	754,234
SMART Global Holdings, Inc.(1)	860	21,672
42

	Shares	Value
SolarEdge Technologies, Inc.(1)	1,441	$318,677
Synaptics, Inc.(1)	1,625	138,661
Teradyne, Inc.	7,218	613,313
Texas Instruments, Inc.	15,228	2,164,660
Ultra Clean Holdings, Inc.(1)	2,627	64,414
Universal Display Corp.	610	107,055
Xilinx, Inc.	3,920	408,307
		20,778,621
Software — 6.6%
ACI Worldwide, Inc.(1)	2,101	61,727
Adobe, Inc.(1)	3,492	1,792,758
Alarm.com Holdings, Inc.(1)	1	60
Alteryx, Inc., Class A(1)	355	42,895
Anaplan, Inc.(1)	350	21,438
ANSYS, Inc.(1)	612	207,474
Appfolio, Inc., Class A(1)	95	15,963
Aspen Technology, Inc.(1)	2,645	335,994
Autodesk, Inc.(1)	1,237	303,931
Avalara, Inc.(1)	350	46,343
Blackbaud, Inc.	1,115	71,193
Blackline, Inc.(1)	372	32,502
Bottomline Technologies de, Inc.(1)	758	36,104
Cadence Design Systems, Inc.(1)	3,410	378,203
CDK Global, Inc.	1,055	49,184
Cerence, Inc.(1)	7	372
Ceridian HCM Holding, Inc.(1)	350	27,832
Citrix Systems, Inc.	1,880	272,976
Cloudera, Inc.(1)	3,155	41,678
CommVault Systems, Inc.(1)	350	15,131
Cornerstone OnDemand, Inc.(1)	605	21,338
Coupa Software, Inc.(1)	262	85,868
Crowdstrike Holdings, Inc., Class A(1)	1,198	150,625
Datadog, Inc., Class A(1)	913	76,281
DocuSign, Inc.(1)	350	78,050
Dropbox, Inc., Class A(1)	1,370	29,003
Everbridge, Inc.(1)	99	14,712
Fair Isaac Corp.(1)	350	147,276
Five9, Inc.(1)	304	38,742
Fortinet, Inc.(1)	4,685	618,443
Guidewire Software, Inc.(1)	862	96,811
HubSpot, Inc.(1)	425	127,364
Intuit, Inc.	3,090	1,067,255
j2 Global, Inc.(1)	605	42,344
Manhattan Associates, Inc.(1)	2,900	282,025
Microsoft Corp.	72,317	16,309,653
MicroStrategy, Inc., Class A(1)	72	10,400
Mimecast Ltd.(1)	6	295
New Relic, Inc.(1)	424	26,046
NortonLifeLock, Inc.	13,535	318,343
Nuance Communications, Inc.(1)	1,625	48,685
Nutanix, Inc., Class A(1)	1,887	54,176
Oracle Corp. (New York)	18,392	1,052,390
43

	Shares	Value
Palo Alto Networks, Inc.(1)	350	$90,093
Paycom Software, Inc.(1)	2,098	628,267
Paylocity Holding Corp.(1)	607	89,381
Pegasystems, Inc.	95	12,205
Progress Software Corp.	605	22,923
Proofpoint, Inc.(1)	95	10,419
PTC, Inc.(1)	376	34,370
Q2 Holdings, Inc.(1)	350	34,052
Qualys, Inc.(1)	865	91,811
RealPage, Inc.(1)	350	21,917
RingCentral, Inc., Class A(1)	95	27,623
salesforce.com, Inc.(1)	3,910	1,066,061
ServiceNow, Inc.(1)	1,577	760,146
ShotSpotter, Inc.(1)	279	8,359
Slack Technologies, Inc., Class A(1)	3,241	106,434
Smartsheet, Inc., Class A(1)	1,350	73,615
Splunk, Inc.(1)	605	132,695
SS&C Technologies Holdings, Inc.	605	38,551
Synopsys, Inc.(1)	861	190,539
TeleNav, Inc.(1)	2,122	9,740
Teradata Corp.(1)	1,115	27,150
Trade Desk, Inc. (The), Class A(1)	95	45,724
Tyler Technologies, Inc.(1)	261	90,126
Verint Systems, Inc.(1)	500	23,780
VMware, Inc., Class A(1)	350	50,554
Workday, Inc., Class A(1)	605	145,025
Xperi Holding Corp.	1,370	17,166
Zendesk, Inc.(1)	499	48,094
Zoom Video Communications, Inc., Class A(1)	1,140	370,614
Zscaler, Inc.(1)	350	50,169
		28,767,486
Specialty Retail — 3.4%
Aaron's, Inc.	3,909	218,474
Abercrombie & Fitch Co., Class A	1,880	24,459
Advance Auto Parts, Inc.	2,091	326,844
America's Car-Mart, Inc.(1)	77	7,739
American Eagle Outfitters, Inc.	4,430	55,862
Asbury Automotive Group, Inc.(1)	823	87,065
At Home Group, Inc.(1)	840	16,052
AutoNation, Inc.(1)	4,430	251,890
AutoZone, Inc.(1)	142	169,876
Bed Bath & Beyond, Inc.	8,244	100,412
Best Buy Co., Inc.	8,095	897,816
Boot Barn Holdings, Inc.(1)	605	17,079
Buckle, Inc. (The)	1,820	34,107
Burlington Stores, Inc.(1)	2,135	420,446
Caleres, Inc.	2,860	22,337
Camping World Holdings, Inc., Class A	519	15,082
CarMax, Inc.(1)	7,728	826,355
Carvana Co.(1)	95	20,516
Cato Corp. (The), Class A	1,625	13,000
Chico's FAS, Inc.	3,924	5,023
44

	Shares	Value
Children's Place, Inc. (The)	605	$12,079
Citi Trends, Inc.	593	11,463
Conn's, Inc.(1)	531	6,786
Designer Brands, Inc., Class A	86	606
Dick's Sporting Goods, Inc.	3,110	168,313
Five Below, Inc.(1)	1,115	122,037
Floor & Decor Holdings, Inc., Class A(1)	1,625	119,015
Foot Locker, Inc.	3,905	118,439
GameStop Corp., Class A(1)	1,554	10,381
Gap, Inc. (The)	14,464	251,529
Genesco, Inc.(1)	1,062	20,709
Group 1 Automotive, Inc.	350	30,254
Guess?, Inc.	1,850	21,275
Haverty Furniture Cos., Inc.	873	18,438
Hibbett Sports, Inc.(1)	1,119	37,341
Home Depot, Inc. (The)	6,475	1,845,634
Hudson Ltd., Class A(1)	2,390	18,021
L Brands, Inc.	1,370	40,278
Lithia Motors, Inc., Class A	1,305	324,893
Lowe's Cos., Inc.	14,433	2,376,971
Lumber Liquidators Holdings, Inc.(1)	801	19,216
MarineMax, Inc.(1)	577	16,970
Monro, Inc.	354	16,316
Murphy USA, Inc.(1)	1,871	252,323
O'Reilly Automotive, Inc.(1)	1,370	637,913
ODP Corp. (The)	3,760	87,909
Penske Automotive Group, Inc.	350	16,509
Rent-A-Center, Inc.	3,665	112,515
RH(1)	74	24,461
Ross Stores, Inc.	11,855	1,079,753
Sally Beauty Holdings, Inc.(1)	584	6,517
Shoe Carnival, Inc.	613	20,155
Signet Jewelers Ltd.	2,625	45,334
Sleep Number Corp.(1)	260	12,480
Sonic Automotive, Inc., Class A	860	36,344
Sportsman's Warehouse Holdings, Inc.(1)	2,885	45,280
Tilly's, Inc., Class A	1,319	8,362
TJX Cos., Inc. (The)	28,633	1,568,802
Tractor Supply Co.	4,685	697,269
Ulta Beauty, Inc.(1)	2,569	596,470
Urban Outfitters, Inc.(1)	3,910	92,041
Williams-Sonoma, Inc.	2,098	184,120
Zumiez, Inc.(1)	860	22,085
		14,684,040
Technology Hardware, Storage and Peripherals — 6.1%
3D Systems Corp.(1)	3,154	17,315
Apple, Inc.	197,256	25,453,914
Dell Technologies, Inc., Class C(1)	605	39,978
Hewlett Packard Enterprise Co.	7,983	77,196
HP, Inc.	9,115	178,198
NCR Corp.(1)	2,917	59,623
NetApp, Inc.	3,651	173,021
45

	Shares	Value
Pure Storage, Inc., Class A(1)	1,625	$24,798
Seagate Technology plc	8,860	425,191
Stratasys Ltd.(1)	1,115	16,569
Super Micro Computer, Inc.(1)	450	12,326
Western Digital Corp.	1,625	62,433
Xerox Holdings Corp.	8,974	169,250
		26,709,812
Textiles, Apparel and Luxury Goods — 1.3%
Capri Holdings Ltd.(1)	9,091	144,002
Carter's, Inc.	2,367	188,461
Columbia Sportswear Co.	544	46,550
Crocs, Inc.(1)	4,951	197,594
Deckers Outdoor Corp.(1)	1,335	272,167
Fossil Group, Inc.(1)	2,390	15,380
G-III Apparel Group Ltd.(1)	1,115	12,332
Hanesbrands, Inc.	8,389	128,268
Kontoor Brands, Inc.	34	751
Levi Strauss & Co., Class A	1,646	20,279
lululemon athletica, Inc.(1)	3,155	1,185,239
Movado Group, Inc.	7	76
NIKE, Inc., Class B	18,562	2,076,902
Oxford Industries, Inc.	793	39,277
PVH Corp.	2,352	131,148
Ralph Lauren Corp.	1,580	108,751
Rocky Brands, Inc.	271	6,526
Skechers USA, Inc., Class A(1)	5,184	154,742
Steven Madden Ltd.	3,338	70,632
Tapestry, Inc.	10,831	159,541
Under Armour, Inc., Class A(1)	6,011	58,968
Under Armour, Inc., Class C(1)	3,665	32,435
Unifi, Inc.(1)	353	4,317
Vera Bradley, Inc.(1)	527	2,777
VF Corp.	8,860	582,545
Vince Holding Corp.(1)	46	231
Wolverine World Wide, Inc.	860	21,483
		5,661,374
Thrifts and Mortgage Finance — 0.3%
Axos Financial, Inc.(1)	2,605	64,552
Bridgewater Bancshares, Inc.(1)	855	8,311
Columbia Financial, Inc.(1)	1,880	20,060
Essent Group Ltd.	4,175	149,047
Federal Agricultural Mortgage Corp., Class C	537	36,597
Flagstar Bancorp, Inc.	1,110	34,876
Home Bancorp, Inc.	269	6,499
HomeStreet, Inc.	860	23,538
Kearny Financial Corp.	2,369	18,383
Merchants Bancorp	352	7,174
Meridian Bancorp, Inc.	1,618	18,834
Meta Financial Group, Inc.	1,360	26,221
MGIC Investment Corp.	15,218	139,549
Mr. Cooper Group, Inc.(1)	4,730	86,677
New York Community Bancorp, Inc.	13,228	119,713
46

	Shares	Value
NMI Holdings, Inc., Class A(1)	3,155	$54,108
Northfield Bancorp, Inc.	1,625	15,698
Northwest Bancshares, Inc.	2,390	24,163
OP Bancorp	578	3,526
PCSB Financial Corp.	352	4,463
PennyMac Financial Services, Inc.	2,403	126,686
Premier Financial Corp.	1,889	34,521
Provident Financial Services, Inc.	1,370	18,057
Radian Group, Inc.	9,879	152,532
Southern Missouri Bancorp, Inc.	298	7,057
Sterling Bancorp, Inc.	3	9
Territorial Bancorp, Inc.	270	5,713
TFS Financial Corp.	1,625	25,106
TrustCo Bank Corp. NY	3,920	23,363
Walker & Dunlop, Inc.	2,077	113,778
Washington Federal, Inc.	2,645	62,025
Waterstone Financial, Inc.	1,626	25,187
Western New England Bancorp, Inc.	793	4,060
WSFS Financial Corp.	1,556	45,591
		1,505,674
Trading Companies and Distributors — 0.7%
Air Lease Corp.	5,960	185,237
Applied Industrial Technologies, Inc.	1,372	82,608
BMC Stock Holdings, Inc.(1)	4,466	178,283
CAI International, Inc.(1)	717	15,638
Fastenal Co.	17,293	844,936
GATX Corp.	1,901	127,139
General Finance Corp.(1)	2	13
GMS, Inc.(1)	1,115	29,536
H&E Equipment Services, Inc.	2,103	42,607
HD Supply Holdings, Inc.(1)	1,636	64,884
Herc Holdings, Inc.(1)	1,578	64,619
Lawson Products, Inc.(1)	53	1,903
MRC Global, Inc.(1)	2,394	13,622
MSC Industrial Direct Co., Inc., Class A	1,793	118,159
NOW, Inc.(1)	2,390	17,375
Rush Enterprises, Inc., Class A	1,572	75,959
SiteOne Landscape Supply, Inc.(1)	860	107,543
Systemax, Inc.	1,115	24,742
Textainer Group Holdings Ltd.(1)	2,666	31,299
Titan Machinery, Inc.(1)	31	418
Triton International Ltd.	3,155	113,769
United Rentals, Inc.(1)	1,115	197,411
Univar Solutions, Inc.(1)	823	14,970
Veritiv Corp.(1)	1,076	18,701
W.W. Grainger, Inc.	1,657	605,518
Watsco, Inc.	350	85,746
WESCO International, Inc.(1)	350	16,397
		3,079,032
Transportation Infrastructure†
Macquarie Infrastructure Corp.	1,625	45,532
47

	Shares	Value
Water Utilities — 0.1%
American States Water Co.	821	$62,462
American Water Works Co., Inc.	1,625	229,677
Artesian Resources Corp., Class A	260	9,149
California Water Service Group	350	15,869
Consolidated Water Co. Ltd.	322	3,874
Essential Utilities, Inc.	3,665	155,763
Global Water Resources, Inc.	7	77
		476,871
Wireless Telecommunication Services — 0.3%
Boingo Wireless, Inc.(1)	3,008	39,074
Shenandoah Telecommunications Co.	2,982	164,904
T-Mobile US, Inc.(1)	9,404	1,097,259
Telephone and Data Systems, Inc.	3,283	75,936
United States Cellular Corp.(1)	549	19,973
		1,397,146
TOTAL COMMON STOCKS (Cost $364,853,239)		435,014,231
TEMPORARY CASH INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $363,513)	363,513	363,513
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $365,216,752)		435,377,744
OTHER ASSETS AND LIABILITIES — 0.2%		721,253
TOTAL NET ASSETS — 100.0%		$436,098,997

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
48

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $365,216,752)	$435,377,744
Receivable for capital shares sold	3,380,280
Dividends and interest receivable	671,245
439,429,269

Liabilities
Payable for investments purchased	3,277,491
Accrued management fees	52,781
3,330,272

Net Assets	$436,098,997

Shares outstanding (unlimited number of shares authorized)	7,770,000

Net Asset Value Per Share	$56.13

Net Assets Consist of:
Capital paid in	$365,310,689
Distributable earnings	70,788,308
$436,098,997

See Notes to Financial Statements.

49

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $883)	$4,187,944
Securities lending, net	3,003
Interest	1,268
4,192,215

Expenses:
Management fees	329,876

Net investment income (loss)	3,862,339

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	233,222
Futures contract transactions	6,597
239,819

Change in net unrealized appreciation (depreciation) on investments	70,160,992

Net realized and unrealized gain (loss)	70,400,811

Net Increase (Decrease) in Net Assets Resulting from Operations	$74,263,150

(1)September 24, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

50

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,862,339
Net realized gain (loss)	239,819
Change in net unrealized appreciation (depreciation)	70,160,992
Net increase (decrease) in net assets resulting from operations	74,263,150

Distributions to Shareholders
From earnings	(2,641,471)

Capital Share Transactions
Proceeds from shares sold	367,410,828
Payments for shares redeemed	(2,933,510)
Net increase (decrease) in net assets from capital share transactions	364,477,318

Net increase (decrease) in net assets	436,098,997

Net Assets
End of period	$436,098,997

Transactions in Shares of the Fund
Sold	7,830,000
Redeemed	(60,000)
Net increase (decrease) in shares of the fund	7,770,000

(1)September 24, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

51

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis U.S. Equity ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek long-term capital appreciation. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on September 24, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 31% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

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Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.15%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 were $23,804,204 and $6,598,952, respectively.

Securities received or delivered in-kind through subscriptions and redemptions for the period ended August 31, 2020 were $351,180,534 and $2,844,808, respectively. The fund incurred net realized gains of $833,398 from in-kind transactions. Net realized gain (loss) on in-kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 30,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a basket of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

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7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.
At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the period from September 24, 2019 (fund inception) through August 31, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $6,597 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

9. Federal Tax Information

The tax character of distributions paid during the period September 24, 2019 (fund inception) through August 31, 2020 were as follows:

Distributions Paid From
Ordinary income	$2,641,471
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$365,199,003
Gross tax appreciation of investments	$83,966,275
Gross tax depreciation of investments	(13,787,534)
Net tax appreciation (depreciation) of investments	$70,178,741
Undistributed ordinary income	$1,209,886
Accumulated short-term capital losses	$(600,319)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to return of capital dividends received.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020(4)	$50.00	0.82	5.84	6.66	(0.53)	$56.13	13.50%	0.15%(5)	1.76%(5)	3%	$436,099

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avantis® U.S. Equity ETF (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 24, 2019 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Avantis® U.S. Equity ETF as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from September 24, 2019 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
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controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance reviewed by the Board was slightly below its benchmark. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
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COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.
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Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

64

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

65

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

66

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For corporate taxpayers, the fund hereby designates $2,641,471, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2020 as qualified for the corporate dividends received deduction.

67

Notes

68

Notes

69

Notes

70

Notes

71

Notes

72

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96045 2010

Annual Report

August 31, 2020

Avantis® U.S. Small Cap Value ETF (AVUV)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat early in the period. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, stocks largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most stocks rebounded quickly. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. U.S. stocks generally advanced and fared better than their counterparts elsewhere. The growth style significantly outperformed value stocks, which struggled.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our investment professionals have experience weathering unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors

2

Performance

Total Returns as of August 31, 2020
	Since Inception	Inception Date
Net Asset Value	-9.09%	9/24/2019
Market Price	-9.07%	9/24/2019
Russell 2000 Value Index	-10.80%	—
Market price is determined using the bid/ask midpoint at 4:00 p.m. Eastern time, when the net asset value (NAV) is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. NAV prices are used to calculate market price performance prior to the date when the fund first traded on the New York Stock Exchange.

Growth of $10,000 Over Life of Fund
$10,000 investment made September 24, 2019

Value on August 31, 2020
Net Asset Value — $9,091

Russell 2000 Value Index — $8,920

Total Annual Fund Operating Expenses
0.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Small Cap Value ETF seeks long-term capital appreciation by investing in a diverse group of U.S. small-capitalization (small-cap) companies across market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies located in the U.S.

The portfolio is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance portfolio performance.

Performance Review

For the period from Avantis U.S. Small Cap Value ETF’s inception on September 24, 2019, through the fund’s fiscal year-end on August 31, 2020, the fund returned -9.07%* on a market price basis. On a net asset value (NAV) basis, the fund returned -9.09%. NAV and market price returns reflect fees and operating expenses, while index returns do not.

For the same time period, the portfolio outperformed the broad U.S. small-cap value universe, as measured by the Russell 2000 Value Index, which returned -10.80%. The Russell 2000 Value Index is an unmanaged index generally representative of the performance of U.S. small-cap companies with lower price-to-book ratios and lower forecasted growth values. The fund’s outperformance was largely due to the fund’s emphasis on companies with higher profitability versus the Russell 2000 Value Index. In addition, the fund’s exclusion of real estate investment trusts (REITs) also aided relative results. REITs were significant underperformers for the reporting period.

*Total returns for periods less than one year are not annualized.
4

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Penn National Gaming, Inc.	1.3%
Lithia Motors, Inc., Class A	1.2%
Saia, Inc.	0.8%
Murphy USA, Inc.	0.8%
Timken Co. (The)	0.8%
UFP Industries, Inc.	0.8%
EQT Corp.	0.8%
Dick's Sporting Goods, Inc.	0.8%
Texas Roadhouse, Inc.	0.8%
Chemours Co. (The)	0.8%

Top Five Industries	% of net assets
Banks	12.4%
Oil, Gas and Consumable Fuels	8.8%
Specialty Retail	8.0%
Hotels, Restaurants and Leisure	4.7%
Thrifts and Mortgage Finance	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual	$1,000	$1,030.10	$1.28	0.25%
Hypothetical	$1,000	$1,023.88	$1.27	0.25%
(1)Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 0.4%
AAR Corp.	5,458	$110,142
Hexcel Corp.	18,713	737,105
Spirit AeroSystems Holdings, Inc., Class A	22,410	460,750
		1,307,997
Air Freight and Logistics — 0.7%
Atlas Air Worldwide Holdings, Inc.(1)	17,599	992,408
Hub Group, Inc., Class A(1)	25,568	1,376,581
		2,368,989
Airlines — 1.8%
Allegiant Travel Co.	11,897	1,529,954
Hawaiian Holdings, Inc.	48,453	651,209
JetBlue Airways Corp.(1)	136,581	1,573,413
Mesa Air Group, Inc.(1)	21,617	79,118
SkyWest, Inc.	45,264	1,523,134
Spirit Airlines, Inc.(1)	55,923	999,903
		6,356,731
Auto Components — 2.9%
American Axle & Manufacturing Holdings, Inc.(1)	97,714	760,215
Cooper Tire & Rubber Co.	42,934	1,484,228
Cooper-Standard Holdings, Inc.(1)	10,302	186,672
Dana, Inc.	115,043	1,604,850
Delphi Technologies plc(1)	58,259	1,011,959
Gentherm, Inc.(1)	27,167	1,228,764
Goodyear Tire & Rubber Co. (The)	186,261	1,787,174
Modine Manufacturing Co.(1)	45,644	309,010
Tenneco, Inc., Class A(1)	63,787	518,588
Visteon Corp.(1)	19,761	1,490,572
		10,382,032
Banks — 12.4%
1st Source Corp.	6,251	215,347
ACNB Corp.	5,549	116,640
Altabancorp	13,737	283,257
Amalgamated Bank, Class A	12,161	143,135
Amerant Bancorp, Inc.(1)	18,465	242,815
Arrow Financial Corp.	10,277	294,436
Associated Banc-Corp.	122,507	1,646,494
BancFirst Corp.	13,751	605,044
Bancorp, Inc. (The)(1)	49,600	471,200
Bank of Commerce Holdings	14,131	103,863
Bank of Hawaii Corp.	33,041	1,818,577
Bank OZK	95,736	2,205,757
BankFinancial Corp.	9,403	68,266
BankUnited, Inc.	78,763	1,841,479
Bankwell Financial Group, Inc.	3,994	62,306
Banner Corp.	22,010	795,001
BCB Bancorp, Inc.	12,161	99,051
7

	Shares	Value
Boston Private Financial Holdings, Inc.	75,207	$446,730
Bridge Bancorp, Inc.	13,038	260,890
Byline Bancorp, Inc.	19,253	243,358
Cadence BanCorp	43,732	415,454
Cathay General Bancorp.	67,712	1,671,809
CB Financial Services, Inc.	3,165	58,869
Central Pacific Financial Corp.	24,405	378,033
Central Valley Community Bancorp	9,098	109,449
CIT Group, Inc.	18,642	366,688
City Holding Co.	8,498	543,702
CNB Financial Corp.	12,181	194,287
Codorus Valley Bancorp, Inc.	7,432	95,873
Community Bankers Trust Corp.	17,677	90,683
County Bancorp, Inc.	3,887	75,019
Customers Bancorp, Inc.(1)	22,405	286,112
Eagle Bancorp, Inc.	23,587	678,834
Enterprise Financial Services Corp.	6,345	189,779
Farmers National Banc Corp.	20,829	242,866
Financial Institutions, Inc.	12,555	216,323
First BanCorp	109,481	627,326
First Bancorp, Inc. (The)	3,192	67,926
First Business Financial Services, Inc.	5,934	91,977
First Choice Bancorp	7,919	112,054
First Foundation, Inc.	31,538	479,062
First Horizon National Corp.	106,110	1,013,351
First Internet Bancorp	7,039	102,840
First Mid Bancshares, Inc.	10,191	265,374
First of Long Island Corp. (The)	16,899	259,653
First United Corp.	5,463	62,551
Franklin Financial Services Corp.	3,160	75,334
Great Southern Bancorp, Inc.	10,669	411,183
Hanmi Financial Corp.	25,955	247,351
Hawthorn Bancshares, Inc.	4,484	82,147
Hilltop Holdings, Inc.	61,023	1,257,074
Hope Bancorp, Inc.	86,258	729,743
Independent Bank Corp. (Michigan)	18,465	275,313
International Bancshares Corp.	50,771	1,603,348
Lakeland Bancorp, Inc.	36,251	385,348
Lakeland Financial Corp.	20,829	951,677
Macatawa Bank Corp.	22,799	166,889
Mackinac Financial Corp.	7,039	70,531
Mercantile Bank Corp.	13,343	291,411
Metropolitan Bank Holding Corp.(1)	3,887	120,380
Midland States Bancorp, Inc.	19,253	281,286
MidWestOne Financial Group, Inc.	10,979	208,491
MVB Financial Corp.	12,643	179,531
Northeast Bank	7,827	146,052
Northrim BanCorp, Inc.	4,775	128,495
OFG Bancorp	48,409	621,572
Old Second Bancorp, Inc.	25,557	208,801
Orrstown Financial Services, Inc.	8,221	113,203
Parke Bancorp, Inc.	8,311	102,225
8

	Shares	Value
PCB Bancorp.	10,585	$101,087
Peapack-Gladstone Financial Corp.	14,131	240,227
Popular, Inc.	22,660	839,326
Preferred Bank	12,960	484,704
Premier Financial Bancorp, Inc.	9,403	120,546
QCR Holdings, Inc.	11,784	353,166
RBB Bancorp	12,555	162,838
Red River Bancshares, Inc.	446	19,410
Republic Bancorp, Inc., Class A	9,491	291,943
ServisFirst Bancshares, Inc.	40,135	1,470,948
Sierra Bancorp	11,373	203,236
SmartFinancial, Inc.	8,229	113,313
Southern First Bancshares, Inc.(1)	5,561	144,030
Southern National Bancorp of Virginia, Inc.	16,508	141,143
Stock Yards Bancorp, Inc.	14,521	623,387
Summit Financial Group, Inc.	8,705	128,399
Synovus Financial Corp.	47,021	1,028,349
Texas Capital Bancshares, Inc.(1)	46,851	1,517,504
TriCo Bancshares	6,756	187,074
TriState Capital Holdings, Inc.(1)	20,041	278,570
UMB Financial Corp.	18,666	1,002,738
United Community Banks, Inc.	66,569	1,206,230
United Security Bancshares	12,555	76,460
Unity Bancorp, Inc.	5,935	78,817
Washington Trust Bancorp, Inc.	11,784	393,350
Webster Financial Corp.	24,559	675,373
West Bancorporation, Inc.	12,161	214,034
Western Alliance Bancorp	36,633	1,293,145
Wintrust Financial Corp.	28,047	1,220,605
		43,926,877
Beverages — 0.2%
National Beverage Corp.(1)	9,338	759,366
Biotechnology — 0.5%
Arena Pharmaceuticals, Inc.(1)	24,339	1,699,349
Building Products — 1.6%
Apogee Enterprises, Inc.	19,273	403,384
Armstrong Flooring, Inc.(1)	8,720	33,747
Insteel Industries, Inc.	5,319	98,082
Masonite International Corp.(1)	22,011	2,009,384
Quanex Building Products Corp.	26,773	450,054
UFP Industries, Inc.	46,866	2,781,497
		5,776,148
Capital Markets — 2.1%
B. Riley Financial, Inc.	13,364	357,888
Diamond Hill Investment Group, Inc.	2,372	293,915
Evercore, Inc., Class A	27,935	1,728,618
Janus Henderson Group plc	7,978	165,304
Moelis & Co., Class A	35,801	1,142,410
Oppenheimer Holdings, Inc., Class A	6,645	162,337
Piper Sandler Cos.	11,373	858,093
Stifel Financial Corp.	2,853	144,676
StoneX Group, Inc.(1)	13,352	757,058
9

	Shares	Value
Virtus Investment Partners, Inc.	5,069	$719,291
Waddell & Reed Financial, Inc., Class A	69,688	1,097,586
		7,427,176
Chemicals — 3.4%
AdvanSix, Inc.(1)	27,131	345,378
AgroFresh Solutions, Inc.(1)	18,889	46,845
Cabot Corp.	48,038	1,777,886
Chemours Co. (The)	130,420	2,694,477
Ferro Corp.(1)	36,195	451,352
Hawkins, Inc.	8,615	432,645
Kronos Worldwide, Inc.	14,525	181,417
Livent Corp.(1)	144,893	1,228,693
Orion Engineered Carbons SA	20,468	248,686
Rayonier Advanced Materials, Inc.(1)	68,108	215,221
Sensient Technologies Corp.	8,618	475,886
Stepan Co.	16,889	1,947,133
Tredegar Corp.	29,891	506,055
Trinseo SA	44,474	1,107,847
Tronox Holdings plc, Class A	48,803	437,275
		12,096,796
Commercial Services and Supplies — 1.2%
Ennis, Inc.	18,173	333,111
Herman Miller, Inc.	24,010	572,158
HNI Corp.	15,528	494,567
Kimball International, Inc., Class B	35,407	396,913
McGrath RentCorp	22,406	1,486,862
Quad/Graphics, Inc.	32,649	113,945
Steelcase, Inc., Class A	80,324	839,386
		4,236,942
Communications Equipment — 0.1%
EchoStar Corp., Class A(1)	17,673	519,233
Construction and Engineering — 1.9%
Arcosa, Inc.	18,393	851,412
Fluor Corp.	44,438	423,050
Great Lakes Dredge & Dock Corp.(1)	62,202	582,833
MasTec, Inc.(1)	21,053	972,859
MYR Group, Inc.(1)	12,949	502,551
Northwest Pipe Co.(1)	9,796	277,520
Primoris Services Corp.	30,466	580,682
Tutor Perini Corp.(1)	20,476	256,974
Valmont Industries, Inc.	16,908	2,148,161
		6,596,042
Construction Materials — 0.5%
Eagle Materials, Inc.	22,735	1,859,041
Consumer Finance — 1.7%
Elevate Credit, Inc.(1)	29,103	57,333
Green Dot Corp., Class A(1)	19,268	1,003,092
Navient Corp.	185,133	1,682,859
Nelnet, Inc., Class A	14,548	952,748
OneMain Holdings, Inc.	21,220	617,078
Oportun Financial Corp.(1)	6,742	84,612
Regional Management Corp.(1)	7,827	143,156
10

	Shares	Value
SLM Corp.	196,159	$1,498,655
		6,039,533
Distributors — 0.1%
Core-Mark Holding Co., Inc.	7,207	240,858
Diversified Consumer Services — 0.5%
American Public Education, Inc.(1)	8,314	261,392
Collectors Universe, Inc.	6,322	281,266
Perdoceo Education Corp.(1)	64,572	927,899
Universal Technical Institute, Inc.(1)	16,495	116,290
		1,586,847
Diversified Financial Services — 0.1%
Alerus Financial Corp.	7,038	144,913
Banco Latinoamericano de Comercio Exterior SA, E Shares	21,263	258,983
Marlin Business Services Corp.	7,039	47,161
		451,057
Diversified Telecommunication Services — 0.7%
Iridium Communications, Inc.(1)	88,610	2,481,966
Electrical Equipment — 0.5%
Encore Wire Corp.	16,626	858,068
LSI Industries, Inc.	20,445	140,253
Powell Industries, Inc.	7,044	190,117
TPI Composites, Inc.(1)	18,071	554,960
		1,743,398
Electronic Equipment, Instruments and Components — 3.3%
Avnet, Inc.	54,728	1,505,567
Bel Fuse, Inc., Class B	106	1,274
Jabil, Inc.	53,927	1,841,607
Methode Electronics, Inc.	34,235	969,193
Plexus Corp.(1)	27,943	2,125,624
Sanmina Corp.(1)	71,690	2,028,827
TTM Technologies, Inc.(1)	98,072	1,123,905
Vishay Intertechnology, Inc.	140,249	2,242,582
		11,838,579
Energy Equipment and Services — 1.7%
Archrock, Inc.	144,490	947,855
Cactus, Inc., Class A	12,700	280,543
DMC Global, Inc.	10,585	375,027
Exterran Corp.(1)	32,646	150,172
Helix Energy Solutions Group, Inc.(1)	108,694	389,125
Helmerich & Payne, Inc.	68,134	1,122,848
Liberty Oilfield Services, Inc., Class A	35,847	231,213
Newpark Resources, Inc.(1)	78,354	152,790
NexTier Oilfield Solutions, Inc.(1)	161,435	406,816
Oceaneering International, Inc.(1)	81,552	439,565
Patterson-UTI Energy, Inc.	165,372	636,682
ProPetro Holding Corp.(1)	49,233	309,183
RPC, Inc.(1)	43,318	135,585
Select Energy Services, Inc., Class A(1)	48,403	230,882
Solaris Oilfield Infrastructure, Inc., Class A	26,345	204,964
US Silica Holdings, Inc.	34,665	154,606
		6,167,856
11

	Shares	Value
Entertainment — 0.3%
Eros International plc(1)	57,102	$177,587
IMAX Corp.(1)	38,212	587,318
Marcus Corp. (The)	19,647	307,869
		1,072,774
Food and Staples Retailing — 1.2%
Ingles Markets, Inc., Class A	18,465	745,986
Natural Grocers by Vitamin Cottage, Inc.	10,191	119,438
PriceSmart, Inc.	18,878	1,241,228
SpartanNash Co.	35,404	707,372
United Natural Foods, Inc.(1)	34,117	615,812
Village Super Market, Inc., Class A	8,615	219,166
Weis Markets, Inc.	13,343	656,876
		4,305,878
Food Products — 0.3%
Fresh Del Monte Produce, Inc.	428	9,925
John B Sanfilippo & Son, Inc.	8,221	654,721
Seneca Foods Corp., Class A(1)	4,675	221,408
		886,054
Health Care Equipment and Supplies — 0.1%
FONAR Corp.(1)	4,675	118,605
Meridian Bioscience, Inc.(1)	9,650	136,451
		255,056
Health Care Providers and Services — 1.5%
Brookdale Senior Living, Inc.(1)	191,773	527,376
Ensign Group, Inc. (The)	21,746	1,273,011
InfuSystem Holdings, Inc.(1)	12,555	182,675
Owens & Minor, Inc.	75,597	1,253,398
Patterson Cos., Inc.	71,369	2,070,415
		5,306,875
Hotels, Restaurants and Leisure — 4.7%
BJ's Restaurants, Inc.	16,882	532,121
Bluegreen Vacations Corp.	4,675	25,993
Carrols Restaurant Group, Inc.(1)	16,120	107,359
Cheesecake Factory, Inc. (The)	33,080	976,852
Chuy's Holdings, Inc.(1)	12,264	272,751
Cracker Barrel Old Country Store, Inc.	13,367	1,787,302
Extended Stay America, Inc.	152,082	1,899,504
Golden Entertainment, Inc.(1)	15,707	201,678
Hilton Grand Vacations, Inc.(1)	60,261	1,320,319
J Alexander's Holdings, Inc.(1)	12,161	49,738
Norwegian Cruise Line Holdings Ltd.(1)	74,526	1,275,140
Penn National Gaming, Inc.(1)	92,591	4,731,400
Playa Hotels & Resorts NV(1)	64,592	272,578
Potbelly Corp.(1)	12,161	52,049
RCI Hospitality Holdings, Inc.	6,645	127,052
Red Robin Gourmet Burgers, Inc.(1)	14,525	161,228
Texas Roadhouse, Inc.	43,245	2,724,003
		16,517,067
Household Durables — 3.3%
Beazer Homes USA, Inc.(1)	31,861	389,979
Ethan Allen Interiors, Inc.	21,617	307,826
12

	Shares	Value
Hamilton Beach Brands Holding Co., Class A	4,675	$102,149
iRobot Corp.(1)	3,580	265,027
KB Home	50,169	1,794,043
La-Z-Boy, Inc.	39,741	1,291,582
Legacy Housing Corp.(1)	4,675	71,387
Meritage Homes Corp.(1)	27,528	2,643,514
Taylor Morrison Home Corp.(1)	80,423	1,892,353
TRI Pointe Group, Inc.(1)	116,228	1,961,929
Turtle Beach Corp.(1)	9,403	184,017
Universal Electronics, Inc.(1)	13,737	564,316
VOXX International Corp.(1)	12,963	81,408
		11,549,530
Insurance — 3.9%
Ambac Financial Group, Inc.(1)	22,053	278,529
American Equity Investment Life Holding Co.	79,180	1,893,194
AMERISAFE, Inc.	14,912	995,078
CNO Financial Group, Inc.	126,431	2,060,825
Crawford & Co., Class A	11,472	78,698
Employers Holdings, Inc.	28,325	922,829
FBL Financial Group, Inc., Class A	428	15,857
Genworth Financial, Inc., Class A(1)	414,758	1,252,569
HCI Group, Inc.	3,096	169,413
Horace Mann Educators Corp.	39,791	1,554,236
James River Group Holdings Ltd.	6,774	329,962
National General Holdings Corp.	63,778	2,171,641
National Western Life Group, Inc., Class A	432	95,036
Safety Insurance Group, Inc.	73	5,285
Selective Insurance Group, Inc.	18,889	1,129,751
Third Point Reinsurance Ltd.(1)	20,078	171,868
Unum Group	33,688	622,554
Watford Holdings Ltd.(1)	14,912	238,592
		13,985,917
Interactive Media and Services — 0.1%
Cars.com, Inc.(1)	39,405	342,035
Internet and Direct Marketing Retail — 0.3%
1-800-Flowers.com, Inc., Class A(1)	18,976	567,952
PetMed Express, Inc.	14,131	491,193
		1,059,145
IT Services†
Net 1 UEPS Technologies, Inc.(1)	20,982	67,982
Sykes Enterprises, Inc.(1)	12	397
		68,379
Leisure Products — 0.5%
Malibu Boats, Inc., Class A(1)	16,494	855,214
Vista Outdoor, Inc.(1)	47,224	916,618
		1,771,832
Machinery — 3.7%
Albany International Corp., Class A	22,434	1,164,325
Astec Industries, Inc.	24,371	1,284,839
Commercial Vehicle Group, Inc.(1)	30,679	138,362
EnPro Industries, Inc.	16,922	990,275
Kennametal, Inc.	66,568	1,931,803
13

	Shares	Value
Lydall, Inc.(1)	14,525	$272,779
Mayville Engineering Co., Inc.(1)	4,382	37,466
Miller Industries, Inc.	8,615	270,253
Mueller Industries, Inc.	43,734	1,298,900
Park-Ohio Holdings Corp.	7,039	111,357
REV Group, Inc.	20,053	155,411
Shyft Group, Inc. (The)	29,929	597,682
Timken Co. (The)	51,986	2,817,121
Trinity Industries, Inc.	84,702	1,733,850
Wabash National Corp.	38,598	471,282
		13,275,705
Marine — 0.5%
Costamare, Inc.	45,281	228,669
Eagle Bulk Shipping, Inc.(1)	31,076	82,041
Genco Shipping & Trading Ltd.	9,806	69,721
Matson, Inc.	34,658	1,388,746
Pangaea Logistics Solutions Ltd.	14,525	35,586
Scorpio Bulkers, Inc.	5,562	77,701
		1,882,464
Media — 0.1%
Cumulus Media, Inc., Class A(1)	12,555	62,398
Entercom Communications Corp., Class A	124,455	186,683
Entravision Communications Corp., Class A	48,015	72,983
Townsquare Media, Inc., Class A	7,433	34,563
Tribune Publishing Co.	4,761	54,037
		410,664
Metals and Mining — 3.2%
Alcoa Corp.(1)	114,657	1,676,285
Allegheny Technologies, Inc.(1)	95,317	793,991
Arconic Corp.(1)	46,467	1,033,891
Cleveland-Cliffs, Inc.	284,323	1,870,845
Commercial Metals Co.	120,554	2,515,962
Contura Energy, Inc.(1)	18,458	76,416
Kaiser Aluminum Corp.	13,343	857,688
Olympic Steel, Inc.	5,857	64,427
Schnitzer Steel Industries, Inc., Class A	23,981	473,385
SunCoke Energy, Inc.	91,750	328,465
United States Steel Corp.	114,604	897,349
Warrior Met Coal, Inc.	51,955	803,744
		11,392,448
Multiline Retail — 1.3%
Big Lots, Inc.	41,706	1,966,438
Dillard's, Inc., Class A	7,433	224,551
Kohl's Corp.	43,529	929,779
Macy's, Inc.	194,658	1,356,766
Nordstrom, Inc.	4,887	78,192
		4,555,726
Oil, Gas and Consumable Fuels — 8.8%
Antero Midstream Corp.	227,921	1,543,025
Antero Resources Corp.(1)	93,362	300,626
Apache Corp.	129,371	1,914,691
Arch Resources, Inc.	14,919	561,999
14

	Shares	Value
Berry Corp.	68,109	$268,349
Bonanza Creek Energy, Inc.(1)	15,337	307,353
Cimarex Energy Co.	59,947	1,665,328
CNX Resources Corp.(1)	137,000	1,501,520
Comstock Resources, Inc.(1)	19,658	113,230
CONSOL Energy, Inc.(1)	23,193	119,908
CVR Energy, Inc.	17,304	288,804
Delek US Holdings, Inc.	65,381	1,028,443
Devon Energy Corp.	83,868	911,645
DHT Holdings, Inc.	109,894	581,339
Dorian LPG Ltd.(1)	30,679	258,931
Earthstone Energy, Inc., Class A(1)	10,979	32,168
EnLink Midstream LLC(1)	134,735	402,858
EQT Corp.	174,429	2,768,188
Evolution Petroleum Corp.	25,163	68,695
GasLog Ltd.	16	47
Goodrich Petroleum Corp.(1)	9,797	80,825
Kosmos Energy Ltd.	103,259	151,791
Magnolia Oil & Gas Corp., Class A(1)	114,604	738,050
Marathon Oil Corp.	82,727	436,799
Matador Resources Co.(1)	109,869	1,069,025
Montage Resources Corp.(1)	12,555	64,784
Murphy Oil Corp.	119,787	1,645,873
NACCO Industries, Inc., Class A	3,493	71,607
Noble Energy, Inc.	99,300	988,035
Overseas Shipholding Group, Inc., Class A(1)	41,317	87,179
Ovintiv, Inc.	97,074	1,075,580
Panhandle Oil and Gas, Inc., Class A	8,615	16,282
Par Pacific Holdings, Inc.(1)	42,499	368,891
Parsley Energy, Inc., Class A	122,183	1,313,467
PBF Energy, Inc., Class A	81,924	701,269
PDC Energy, Inc.(1)	82,318	1,246,295
Peabody Energy Corp.	52,349	136,631
Penn Virginia Corp.(1)	16,886	192,838
Range Resources Corp.	248,852	1,856,436
Rattler Midstream LP	7,524	62,976
Scorpio Tankers, Inc.	434	5,139
SFL Corp. Ltd.	74,456	653,724
SilverBow Resources, Inc.(1)	4,281	21,148
SM Energy Co.	113,481	275,759
Southwestern Energy Co.(1)	548,477	1,524,766
Talos Energy, Inc.(1)	28,357	212,961
Teekay Tankers Ltd., Class A(1)	18,871	236,642
WPX Energy, Inc.(1)	260,407	1,447,863
		31,319,782
Paper and Forest Products — 1.4%
Boise Cascade Co.	38,165	1,747,957
Domtar Corp.	46,440	1,324,469
Mercer International, Inc.	35,801	300,012
Neenah, Inc.	14,131	625,721
Schweitzer-Mauduit International, Inc.	22,434	680,423
15

	Shares	Value
Verso Corp., Class A	31,461	$412,454
		5,091,036
Personal Products — 1.1%
Lifevantage Corp.(1)	9,009	135,315
Medifast, Inc.	2,821	459,033
Nu Skin Enterprises, Inc., Class A	53,941	2,549,791
USANA Health Sciences, Inc.(1)	9,009	706,396
		3,850,535
Pharmaceuticals — 0.7%
ANI Pharmaceuticals, Inc.(1)	1,588	49,800
Corcept Therapeutics, Inc.(1)	60,318	766,039
Innoviva, Inc.(1)	51,996	608,873
Lannett Co., Inc.(1)	57,470	302,292
Mallinckrodt plc(1)	67,780	107,092
Supernus Pharmaceuticals, Inc.(1)	34,920	767,891
		2,601,987
Professional Services — 0.3%
BG Staffing, Inc.	472	4,428
CRA International, Inc.	1,604	68,186
Heidrick & Struggles International, Inc.	10,191	220,431
Kforce, Inc.	18,465	634,088
		927,133
Real Estate Management and Development — 0.4%
Marcus & Millichap, Inc.(1)	16,899	476,721
RE/MAX Holdings, Inc., Class A	16,898	593,796
RMR Group, Inc. (The), Class A	10,274	289,932
		1,360,449
Road and Rail — 3.4%
ArcBest Corp.	25,951	877,663
Heartland Express, Inc.	39,378	814,534
Landstar System, Inc.	12,662	1,685,186
Marten Transport Ltd.	57,923	1,051,882
Ryder System, Inc.	50,412	2,061,851
Saia, Inc.(1)	22,128	2,969,578
Schneider National, Inc., Class B	22,809	617,211
US Xpress Enterprises, Inc., Class A(1)	12,555	120,151
Werner Enterprises, Inc.	41,342	1,902,145
		12,100,201
Semiconductors and Semiconductor Equipment — 2.0%
Amkor Technology, Inc.(1)	67,337	821,175
Diodes, Inc.(1)	37,442	1,829,416
Photronics, Inc.(1)	50,051	502,012
SMART Global Holdings, Inc.(1)	12,949	326,315
Synaptics, Inc.(1)	30,698	2,619,460
Ultra Clean Holdings, Inc.(1)	43,287	1,061,397
		7,159,775
Specialty Retail — 8.0%
Abercrombie & Fitch Co., Class A	57,922	753,565
American Eagle Outfitters, Inc.	121,720	1,534,889
Asbury Automotive Group, Inc.(1)	6,831	722,652
AutoNation, Inc.(1)	46,518	2,645,013
Barnes & Noble Education, Inc.(1)	22,799	51,982
16

	Shares	Value
Bed Bath & Beyond, Inc.	121,328	$1,477,775
Buckle, Inc. (The)	27,133	508,472
Caleres, Inc.	30,322	236,815
Cato Corp. (The), Class A	19,253	154,024
Children's Place, Inc. (The)	11,766	234,908
Citi Trends, Inc.	8,615	166,528
Conn's, Inc.(1)	10,979	140,312
Dick's Sporting Goods, Inc.	50,776	2,747,997
Foot Locker, Inc.	71,361	2,164,379
Gap, Inc. (The)	62,632	1,089,170
Genesco, Inc.(1)	12,555	244,823
Guess?, Inc.	27,927	321,161
Haverty Furniture Cos., Inc.	8,219	173,585
Hibbett Sports, Inc.(1)	17,283	576,734
Hudson Ltd., Class A(1)	30,285	228,349
Lithia Motors, Inc., Class A	17,713	4,409,828
Murphy USA, Inc.(1)	21,073	2,841,905
ODP Corp. (The)	59,375	1,388,188
Shoe Carnival, Inc.	6,645	218,488
Signet Jewelers Ltd.	70,149	1,211,473
Sonic Automotive, Inc., Class A	5,460	230,740
Sportsman's Warehouse Holdings, Inc.(1)	29,891	469,139
Tilly's, Inc., Class A	16,101	102,080
TravelCenters of America, Inc.(1)	3,493	74,610
Urban Outfitters, Inc.(1)	57,474	1,352,938
		28,472,522
Textiles, Apparel and Luxury Goods — 1.4%
Capri Holdings Ltd.(1)	52,867	837,413
Culp, Inc.	8,615	103,380
Deckers Outdoor Corp.(1)	4,504	918,231
Fossil Group, Inc.(1)	47,221	303,867
G-III Apparel Group Ltd.(1)	29,520	326,491
Oxford Industries, Inc.	13,737	680,394
PVH Corp.	29,431	1,641,073
Rocky Brands, Inc.	1,253	30,172
Vera Bradley, Inc.(1)	14,138	74,507
		4,915,528
Thrifts and Mortgage Finance — 4.6%
Axos Financial, Inc.(1)	49,197	1,219,102
Bridgewater Bancshares, Inc.(1)	18,071	175,650
Essent Group Ltd.	34,253	1,222,832
Federal Agricultural Mortgage Corp., Class C	9,101	620,233
Flagstar Bancorp, Inc.	27,133	852,519
FS Bancorp, Inc.	3,556	140,889
Hingham Institution For Savings (The)	1,212	222,232
Home Bancorp, Inc.	5,158	124,617
HomeStreet, Inc.	19,762	540,886
Luther Burbank Corp.	11,373	105,655
Merchants Bancorp	12,161	247,841
Meta Financial Group, Inc.	13,054	251,681
MGIC Investment Corp.	128,476	1,178,125
Mr. Cooper Group, Inc.(1)	52,397	960,175
17

	Shares	Value
NMI Holdings, Inc., Class A(1)	56,720	$972,748
OP Bancorp	10,585	64,568
PennyMac Financial Services, Inc.	38,612	2,035,625
Provident Financial Services, Inc.	8,505	112,096
Radian Group, Inc.	78,748	1,215,869
Riverview Bancorp, Inc.	18,071	74,633
Severn Bancorp, Inc.	8,615	52,896
Southern Missouri Bancorp, Inc.	5,561	131,684
Sterling Bancorp, Inc.	14,525	43,139
Territorial Bancorp, Inc.	5,857	123,934
TrustCo Bank Corp. NY	77,186	460,029
Walker & Dunlop, Inc.	26,860	1,471,391
Washington Federal, Inc.	45,537	1,067,843
Waterstone Financial, Inc.	18,071	279,920
WSFS Financial Corp.	15,836	463,995
		16,432,807
Trading Companies and Distributors — 3.2%
Air Lease Corp.	62,666	1,947,659
BMC Stock Holdings, Inc.(1)	62,991	2,514,601
CAI International, Inc.(1)	10,312	224,905
GATX Corp.	33,082	2,212,524
H&E Equipment Services, Inc.	25,163	509,802
Herc Holdings, Inc.(1)	22,809	934,029
NOW, Inc.(1)	59,072	429,453
Rush Enterprises, Inc., Class A	2,107	101,810
Systemax, Inc.	9,890	219,459
Textainer Group Holdings Ltd.(1)	24,546	288,170
Triton International Ltd.	52,792	1,903,680
Veritiv Corp.(1)	10,585	183,967
		11,470,059
Wireless Telecommunication Services — 1.2%
Shenandoah Telecommunications Co.	39,373	2,177,327
Telephone and Data Systems, Inc.	77,958	1,803,169
United States Cellular Corp.(1)	10,585	385,082
		4,365,578
TOTAL COMMON STOCKS (Cost $308,103,365)		354,567,754
TEMPORARY CASH INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $301,292)	301,292	301,292
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $308,404,657)		354,869,046
OTHER ASSETS AND LIABILITIES — 0.1%		429,439
TOTAL NET ASSETS — 100.0%		$355,298,485

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements

18

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $308,404,657)	$354,869,046
Receivable for capital shares sold	899,490
Dividends and interest receivable	491,899
356,260,435

Liabilities
Payable for investments purchased	890,554
Accrued management fees	71,396
961,950

Net Assets	$355,298,485

Shares outstanding (unlimited number of shares authorized)	7,900,000

Net Asset Value Per Share	$44.97

Net Assets Consist of:
Capital paid in	$311,600,590
Distributable earnings	43,697,895
$355,298,485

See Notes to Financial Statements.

19

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,931)	$2,685,568
Securities lending, net	7,410
Interest	519
2,693,497

Expenses:
Management fees	317,911

Net investment income (loss)	2,375,586

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(3,749,254)
Change in net unrealized appreciation (depreciation) on investments	46,464,389

Net realized and unrealized gain (loss)	42,715,135

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,090,721

(1)September 24, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,375,586
Net realized gain (loss)	(3,749,254)
Change in net unrealized appreciation (depreciation)	46,464,389
Net increase (decrease) in net assets resulting from operations	45,090,721

Distributions to Shareholders
From earnings	(1,392,826)

Capital Share Transactions
Proceeds from shares sold	311,600,590

Net increase (decrease) in net assets	355,298,485

Net Assets
End of period	$355,298,485

Transactions in Shares of the Fund
Sold	7,900,000

(1)September 24, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

21

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis U.S. Small Cap Value ETF (the fund) is one fund in a series issued by the trust. The fund's investment objective is to seek long-term capital appreciation. Shares of the fund are listed for trading on the NYSE Arca, Inc. The fund incepted on September 24, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
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Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, and the trust’s administrator, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations Inc. own, in aggregate, 8% of the shares of the fund.

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Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.25%.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in-kind transactions, for the period ended August 31, 2020 were $29,614,757 and $26,337,876, respectively.

Securities received in-kind through subscriptions for the period ended August 31, 2020 were $308,696,462. There were no securities delivered in-kind through redemptions during the period.

5. Capital Share Transactions

The fund’s shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of the fund’s shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund issues and redeems shares that have been aggregated into blocks of 20,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the fund's distributor. The fund will generally issue and redeem Creation Units in return for a basket of securities (and an amount of cash) that the fund specifies each day. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of Changes in Net Assets.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
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The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the period September 24, 2019 (fund inception) through August 31, 2020 were as follows:

Distributions Paid From
Ordinary Income	$1,392,826
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$308,423,299
Gross tax appreciation of investments	$55,922,624
Gross tax depreciation of investments	(9,476,877)
Net tax appreciation (depreciation) of investments	$46,445,747
Undistributed ordinary income	$1,014,158
Accumulated short-term capital losses	$(3,762,010)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2020(4)	$50.00	0.72	(5.30)	(4.58)	(0.45)	$44.97	(9.09)%	0.25%(5)	1.87%(5)	20%	$355,298

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in-kind.
(4)September 24, 2019 (fund inception) through August 31, 2020.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avantis® U.S. Small Cap Value ETF (the "Fund"), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 24, 2019 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Avantis® U.S. Small Cap Value ETF as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from September 24, 2019 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
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controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Fund’s performance since inception reviewed by the Board was above its benchmark. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
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COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and the lowest of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.
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Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For corporate taxpayers, the fund hereby designates $1,392,826, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2020 as qualified for the corporate dividends received deduction.

37

Notes

38

Notes

39

Notes

40

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

Distributor: Foreside Fund Services, LLC - Distributor, not affiliated with American Century Investment Services, Inc.

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96046 2010

Annual Report

August 31, 2020

Avantis® Emerging Markets Equity Fund
Institutional Class (AVEEX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat early in the period. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, stocks largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most stocks rebounded quickly. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. U.S. stocks generally advanced and fared better than their counterparts elsewhere. The growth style significantly outperformed value stocks, which struggled.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our investment professionals have experience weathering unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Total Returns as of August 31, 2020
	Ticker Symbol	Since Inception	Inception Date
Institutional Class	AVEEX	3.57%	12/4/2019
MSCI Emerging Markets IMI Index	—	8.02%	—

Growth of $10,000 Over Life of Fund
$10,000 investment made December 4, 2019

Value on August 31, 2020
Institutional Class — $10,357

MSCI Emerging Markets IMI Index — $10,802

Total Annual Fund Operating Expenses
Institutional Class 0.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis Emerging Markets Equity seeks long-term capital appreciation by investing in a diverse group of companies related to emerging markets across market sectors, industry groups, countries and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of companies related to emerging market countries.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from Avantis Emerging Markets Equity’s inception on December 4, 2019, through the fund’s fiscal year-end on August 31, 2020, the fund returned 3.57%.* For the same time period, the fund’s benchmark, the MSCI Emerging Markets IMI Index, returned 8.02%. Fund returns reflect fees and operating expenses, while index returns do not.

The MSCI Emerging Markets IMI Index is an unmanaged index generally representative of the performance of emerging markets stocks across capitalization categories. The fund’s underperformance versus the index was largely due to the fund’s emphasis on companies with smaller market capitalizations, higher levels of profitability and lower prices relative to their book values. These value-oriented companies generally underperformed larger-cap companies with growth characteristics, or higher prices relative to their book values.

For example, large/mid-cap growth stocks (as measured by the MSCI Emerging Markets Growth Index) returned 23.08% for the period, outperforming small-cap value stocks (as measured by the MSCI Emerging Markets Small Cap Value Index), which returned -1.98%.

*Total returns for periods less than one year are not annualized.
4

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.4%
Alibaba Group Holding Ltd., ADR	3.4%
Tencent Holdings Ltd.	3.3%
Samsung Electronics Co. Ltd., GDR	2.6%
JD.com, Inc., ADR	1.6%
China Construction Bank Corp., H Shares	1.3%
China Mobile Ltd., ADR	0.9%
Infosys Ltd., ADR	0.7%
Reliance Industries Ltd., GDR	0.7%
LG Chem Ltd.	0.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Rights	—*
Warrants	—*
Total Equity Exposure	99.1%
Temporary Cash Investments	1.5%
Temporary Cash Investments - Securities Lending Collateral	0.1%
Other Assets and Liabilities	(0.7)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
China	37.4%
Taiwan	14.3%
South Korea	13.6%
India	9.7%
Brazil	5.5%
South Africa	4.1%
Russia	2.5%
Thailand	2.3%
Malaysia	2.2%
Other Countries	7.5%
Cash and Equivalents*	0.9%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,086.20	$1.73	0.33%
Hypothetical
Institutional Class	$1,000	$1,023.48	$1.68	0.33%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 99.1%
Brazil — 5.5%
AES Tiete Energia SA	4,200	$11,492
Aliansce Sonae Shopping Centers SA(1)	200	963
Alpargatas SA, Preference Shares	1,200	8,170
Alupar Investimento SA	1,700	7,230
Ambev SA, ADR	11,695	26,314
Anima Holding SA(1)	200	1,084
Arezzo Industria e Comercio SA	900	9,219
Atacadao SA	1,700	6,042
Azul SA, ADR(1)	139	1,689
B2W Cia Digital(1)	700	14,349
B3 SA - Brasil Bolsa Balcao	3,800	40,889
Banco ABC Brasil SA, Preference Shares	2,400	5,953
Banco Bradesco SA	5,060	17,789
Banco Bradesco SA, ADR	18,231	68,731
Banco BTG Pactual SA	1,700	25,116
Banco do Brasil SA	2,160	12,952
Banco do Estado do Rio Grande do Sul SA, Class B Preference Shares	2,800	6,675
Banco Mercantil do Brasil SA, Preference Shares	400	1,132
Banco Pan SA, Preference Shares	4,400	6,811
Banco Santander Brasil SA, ADR	2,143	11,079
BB Seguridade Participacoes SA	5,300	25,811
BR Malls Participacoes SA(1)	7,800	13,198
BR Properties SA	5,500	9,196
BrasilAgro - Co. Brasileira de Propriedades Agricolas	300	1,147
Braskem SA, ADR	1,253	9,736
BRF SA, ADR(1)	2,869	10,328
Camil Alimentos SA	600	1,410
CCR SA	13,300	32,337
Centrais Eletricas Brasileiras SA, ADR	194	1,257
Centrais Eletricas Brasileiras SA, Class B Preference Shares	200	1,310
Cia Brasileira de Distribuicao, ADR	491	5,686
Cia de Locacao das Americas	4,400	16,376
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	1,439	12,519
Cia de Saneamento de Minas Gerais-COPASA	900	7,820
Cia de Saneamento do Parana	600	2,927
Cia de Saneamento do Parana, Preference Shares	4,800	4,687
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	400	1,568
Cia Energetica de Minas Gerais, ADR	451	884
Cia Energetica de Sao Paulo, Class B Preference Shares	3,500	19,147
Cia Ferro Ligas da Bahia - FERBASA, Preference Shares	300	980
Cia Hering	300	1,000
Cia Paranaense de Energia, ADR	452	5,112
Cia Siderurgica Nacional SA, ADR	2,007	5,479
Cielo SA	19,000	15,919
Cogna Educacao	1,400	1,472
7

	Shares	Value
Construtora Tenda SA	300	$1,702
Cosan Logistica SA(1)	1,600	6,276
Cosan SA	1,000	15,251
Cristal Pigmentos do Brasil SA, Preference Shares	200	754
CVC Brasil Operadora e Agencia de Viagens SA	400	1,334
Cyrela Brazil Realty SA Empreendimentos e Participacoes	4,700	20,753
Direcional Engenharia SA	400	1,099
Dommo Energia SA(1)	1,400	322
Duratex SA	5,100	14,941
EcoRodovias Infraestrutura e Logistica SA(1)	3,900	9,162
EDP - Energias do Brasil SA	4,400	15,059
Embraer SA, ADR(1)	2,301	12,195
Enauta Participacoes SA	700	1,449
Energisa SA	100	803
Eneva SA(1)	1,700	15,453
Engie Brasil Energia SA	2,400	18,872
Equatorial Energia SA	6,700	28,471
Eucatex SA Industria e Comercio, Preference Shares(1)	700	813
Even Construtora e Incorporadora SA	2,500	5,932
Ez Tec Empreendimentos e Participacoes SA	200	1,411
Fleury SA	1,400	6,657
Fras-Le SA	1,000	947
Gafisa SA(1)	1,311	1,185
Gerdau SA, ADR	12,021	42,073
Gol Linhas Aereas Inteligentes SA, ADR(1)	87	567
Grazziotin SA, Preference Shares	200	974
Grendene SA	800	1,127
Guararapes Confeccoes SA	800	2,574
Hapvida Participacoes e Investimentos SA	900	10,727
Helbor Empreendimentos SA(1)	720	1,599
Hypera SA	1,600	9,375
Iguatemi Empresa de Shopping Centers SA	200	1,196
Industrias Romi SA	300	668
Instituto Hermes Pardini SA	1,400	6,634
Iochpe Maxion SA	2,900	6,140
IRB Brasil Resseguros S/A	9,500	12,416
IRB Brasil Resseguros S/A	3,414	4,362
Itau Unibanco Holding SA, ADR	14,277	60,820
JBS SA	8,200	33,497
Jereissati Participacoes SA	200	853
JHSF Participacoes SA	2,600	3,384
JSL SA	400	2,310
Kepler Weber SA	200	1,642
Klabin SA	12,300	57,812
Light SA(1)	3,600	9,922
Localiza Rent a Car SA	3,680	32,592
Locaweb Servicos de Internet SA(1)	500	5,608
LOG Commercial Properties e Participacoes SA	500	2,856
Log-in Logistica Intermodal SA(1)	1,900	6,551
Lojas Americanas SA, Preference Shares	6,515	38,411
Lojas Renner SA	6,600	52,959
M Dias Branco SA	200	1,295
8

	Shares	Value
Magazine Luiza SA	2,600	$44,540
Mahle-Metal Leve SA	300	928
Marcopolo SA, Preference Shares	14,900	7,724
Marfrig Global Foods SA(1)	4,300	13,971
Marisa Lojas SA(1)	1,500	2,289
Metalurgica Gerdau SA, Preference Shares	1,900	3,059
Mills Estruturas e Servicos de Engenharia SA(1)	600	740
Minerva SA(1)	300	715
Movida Participacoes SA	3,700	10,968
MRV Engenharia e Participacoes SA	1,300	4,304
Multiplan Empreendimentos Imobiliarios SA	400	1,537
Natura & Co. Holding SA	5,578	50,399
Notre Dame Intermedica Participacoes SA	1,700	23,273
Odontoprev SA	2,500	5,859
Omega Geracao SA(1)	1,000	7,402
Paranapanema SA(1)	200	413
Petro Rio SA(1)	2,800	21,410
Petrobras Distribuidora SA	4,900	19,078
Petroleo Brasileiro SA, ADR	10,443	85,319
Petroleo Brasileiro SA, ADR Preference Shares	13,864	111,051
Porto Seguro SA	1,900	18,624
Portobello SA	1,500	1,243
Profarma Distribuidora de Produtos Farmaceuticos SA(1)	1,200	1,154
Qualicorp Consultoria e Corretora de Seguros SA	4,300	24,441
Raia Drogasil SA	500	9,914
Randon SA Implementos e Participacoes, Preference Shares	1,700	3,351
Rumo SA(1)	6,400	26,775
Santos Brasil Participacoes SA	600	570
Sao Carlos Empreendimentos e Participacoes SA	100	712
Sao Martinho SA	3,400	15,006
Ser Educacional SA	200	522
SLC Agricola SA	1,600	7,389
Smiles Fidelidade SA	400	1,035
StoneCo Ltd., A Shares(1)	445	22,695
Sul America SA	3,600	28,683
Suzano SA, ADR(1)	4,011	36,620
Tegma Gestao Logistica SA	400	1,884
Telefonica Brasil SA, ADR Preference Shares	1,317	11,497
Tim Participacoes SA, ADR	1,696	22,116
TOTVS SA	2,800	14,699
Transmissora Alianca de Energia Eletrica SA	4,400	22,705
Trisul SA	300	669
Tupy SA(1)	700	2,154
Ultrapar Participacoes SA, ADR	4,671	16,442
Unipar Carbocloro SA, Preference Shares	1,700	9,157
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A Preference Shares	2,800	5,182
Vale SA, ADR	12,584	138,424
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	600	1,114
Via Varejo SA(1)	2,100	7,785
Vivara Participacoes SA	800	3,420
Vulcabras Azaleia SA(1)	600	647
9

	Shares	Value
WEG SA	2,400	$28,825
Wiz Solucoes e Corretagem de Seguros SA	600	1,167
YDUQS Participacoes SA	2,900	14,266
		1,998,636
Chile — 0.6%
AES Gener SA	51,133	8,024
Aguas Andinas SA, A Shares	26,700	8,105
Banco de Chile	199,919	16,755
Banco de Credito e Inversiones SA	364	11,402
Banco Santander Chile, ADR	128	1,969
Besalco SA	2,057	1,138
CAP SA(1)	490	4,349
Cencosud SA	7,693	11,823
Cia Cervecerias Unidas SA, ADR	742	9,794
Cia Sud Americana de Vapores SA(1)	224,423	6,206
Colbun SA	85,998	13,494
Embotelladora Andina SA, Class B Preference Shares	4,667	10,006
Empresa Nacional de Telecomunicaciones SA	2,863	17,418
Empresas CMPC SA	7,757	16,113
Empresas COPEC SA	1,730	13,017
Enel Americas SA, ADR	2,409	17,128
Enel Chile SA	179,025	13,539
Engie Energia Chile SA	7,585	9,805
Falabella SA	2,574	8,290
Grupo Security SA	30,991	6,019
Inversiones Aguas Metropolitanas SA	7,601	6,032
Itau CorpBanca Chile SA	230,881	671
Latam Airlines Group SA, ADR(1)	802	1,287
Parque Arauco SA	1,251	1,931
Ripley Corp. SA	3,501	1,283
Salfacorp SA	2,048	1,159
Sociedad Quimica y Minera de Chile SA, ADR	335	10,506
		227,263
China — 37.4%
21Vianet Group, Inc., ADR(1)	290	6,731
360 Finance, Inc., ADR(1)	1,436	17,950
361 Degrees International Ltd.	6,000	796
3SBio, Inc.(1)(2)	3,000	3,521
51job, Inc., ADR(1)	74	4,850
A-Living Services Co. Ltd., H Shares	3,000	15,439
AAC Technologies Holdings, Inc.(2)	10,000	63,013
Agile Group Holdings Ltd.	10,000	13,758
Agricultural Bank of China Ltd., H Shares	207,000	68,995
Air China Ltd., H Shares	12,000	8,241
Ajisen China Holdings Ltd.	4,000	644
AK Medical Holdings Ltd.	2,000	5,090
Alibaba Group Holding Ltd., ADR(1)	4,293	1,232,220
Alibaba Health Information Technology Ltd.(1)	6,000	14,419
Alibaba Pictures Group Ltd.(1)	20,000	2,826
Aluminum Corp. of China Ltd., H Shares(1)	6,000	1,459
Angang Steel Co. Ltd., H Shares(2)	4,000	1,147
Anhui Conch Cement Co. Ltd., H Shares	13,000	93,930
10

	Shares	Value
Anhui Expressway Co. Ltd., H Shares	10,000	$4,884
ANTA Sports Products Ltd.	10,000	98,432
Aoyuan Healthy Life Group Co. Ltd.(2)	4,000	3,711
Asia Cement China Holdings Corp.	8,500	8,594
Atlas Corp.	1,088	9,389
Autohome, Inc., ADR	636	51,033
AviChina Industry & Technology Co. Ltd., H Shares	17,000	10,572
BAIC Motor Corp. Ltd., H Shares	13,000	6,200
Baidu, Inc., ADR(1)	1,247	155,339
BAIOO Family Interactive Ltd.	10,000	1,461
Bank of China Ltd., H Shares	600,000	195,663
Bank of Chongqing Co. Ltd., H Shares	11,500	6,441
Bank of Communications Co. Ltd., H Shares	51,000	26,588
BBMG Corp., H Shares	5,000	1,044
Beijing Capital International Airport Co. Ltd., H Shares	24,000	16,925
Beijing Capital Land Ltd., H Shares	6,000	1,134
Beijing Chunlizhengda Medical Instruments Co. Ltd., H Shares	2,500	14,259
Beijing Enterprises Clean Energy Group Ltd.(1)	120,000	706
Beijing Enterprises Holdings Ltd.	1,500	4,757
Beijing Enterprises Water Group Ltd.(1)	30,000	11,778
Beijing North Star Co. Ltd., H Shares	4,000	865
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	4,000	4,574
Binjiang Service Group Co. Ltd.	3,000	6,582
BOC Aviation Ltd.	2,700	19,896
Bosideng International Holdings Ltd.	10,000	2,857
Bright Scholar Education Holdings Ltd., ADR	109	846
Brilliance China Automotive Holdings Ltd.	30,000	26,801
BYD Co. Ltd., H Shares(2)	1,500	14,831
BYD Electronic International Co. Ltd.(2)	6,500	27,308
CA Cultural Technology Group Ltd.(1)	4,000	1,267
Canadian Solar, Inc.(1)	1,067	34,667
CanSino Biologics, Inc., H Shares(1)(2)	200	4,214
Canvest Environmental Protection Group Co. Ltd.	15,000	6,532
CAR, Inc.(1)(2)	7,000	2,226
Central China Real Estate Ltd.	18,000	7,857
CGN New Energy Holdings Co. Ltd.(1)	38,000	6,813
CGN Power Co. Ltd., H Shares	111,000	24,032
Chaowei Power Holdings Ltd.	4,000	1,677
Cheetah Mobile, Inc., ADR	309	599
China Aircraft Leasing Group Holdings Ltd.	1,000	911
China Beststudy Education Group	17,000	7,605
China BlueChemical Ltd., H Shares	6,000	881
China Cinda Asset Management Co. Ltd., H Shares	99,000	18,870
China CITIC Bank Corp. Ltd., H Shares	59,000	24,611
China Coal Energy Co. Ltd., H Shares	13,000	3,267
China Communications Construction Co. Ltd., H Shares	23,000	12,848
China Communications Services Corp. Ltd., H Shares	48,000	31,338
China Conch Venture Holdings Ltd.	13,500	58,383
China Construction Bank Corp., H Shares	674,000	474,729
China Customer Relations Centers, Inc.(1)	94	376
China Datang Corp. Renewable Power Co. Ltd., H Shares	12,000	1,626
China Dongxiang Group Co. Ltd.(2)	56,000	7,259
11

	Shares	Value
China East Education Holdings Ltd.	11,500	$25,296
China Eastern Airlines Corp. Ltd., H Shares(2)	14,000	5,729
China Education Group Holdings Ltd.	3,000	5,890
China Energy Development Holdings Ltd.(1)	48,000	885
China Everbright Bank Co. Ltd., H Shares	20,000	7,155
China Everbright Greentech Ltd.(2)	15,000	6,640
China Everbright International Ltd.	40,000	24,104
China Everbright Ltd.	18,000	27,667
China Evergrande Group(2)	11,000	25,591
China First Capital Group Ltd.(1)	28,000	581
China Foods Ltd.	22,000	7,789
China Galaxy Securities Co. Ltd., H Shares	33,500	20,000
China Gas Holdings Ltd.	4,600	12,550
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A	20,000	18,217
China Harmony Auto Holding Ltd.	31,500	14,440
China High Speed Transmission Equipment Group Co. Ltd.(2)	8,000	5,821
China Hongqiao Group Ltd.	7,500	4,827
China Huarong Asset Management Co. Ltd., H Shares	114,000	13,050
China International Capital Corp. Ltd., H Shares(1)	20,800	49,235
China Jinmao Holdings Group Ltd.	94,000	58,603
China Kepei Education Group Ltd.	6,000	5,291
China Lesso Group Holdings Ltd.	23,000	42,796
China Life Insurance Co. Ltd., ADR	5,814	70,814
China Lilang Ltd.	2,000	1,152
China Literature Ltd.(1)(2)	3,200	19,713
China Logistics Property Holdings Co. Ltd.(1)	3,000	1,373
China Longyuan Power Group Corp. Ltd., H Shares	75,000	47,052
China Maple Leaf Educational Systems Ltd.	42,000	16,355
China Medical System Holdings Ltd.	19,000	21,397
China Meidong Auto Holdings Ltd.	12,000	40,487
China Mengniu Dairy Co. Ltd.	41,000	200,658
China Merchants Bank Co. Ltd., H Shares	25,000	118,865
China Merchants Land Ltd.	40,000	6,043
China Merchants Port Holdings Co. Ltd.	12,756	14,563
China Minsheng Banking Corp. Ltd., H Shares	69,000	41,947
China Mobile Ltd., ADR	8,885	311,242
China Modern Dairy Holdings Ltd.(1)(2)	11,000	1,659
China Molybdenum Co. Ltd., H Shares	9,000	3,642
China National Building Material Co. Ltd., H Shares	74,000	103,452
China New Higher Education Group Ltd.	14,000	10,803
China Oil & Gas Group Ltd.(1)	40,000	1,262
China Oilfield Services Ltd., H Shares	16,000	12,496
China Oriental Group Co. Ltd.	26,000	7,252
China Overseas Grand Oceans Group Ltd.	18,000	11,692
China Overseas Land & Investment Ltd.	42,000	120,691
China Overseas Property Holdings Ltd.	5,000	4,501
China Pacific Insurance Group Co. Ltd., H Shares	12,600	34,702
China Petroleum & Chemical Corp., ADR	1,220	55,974
China Pioneer Pharma Holdings Ltd.	22,000	3,393
China Power International Development Ltd.	91,000	17,591
China Railway Construction Corp. Ltd., H Shares	22,500	17,186
China Railway Group Ltd., H Shares	61,000	31,270
12

	Shares	Value
China Railway Signal & Communication Corp. Ltd., H Shares	31,000	$12,556
China Reinsurance Group Corp., H Shares	43,000	4,575
China Resources Beer Holdings Co. Ltd.	8,000	52,132
China Resources Cement Holdings Ltd.	42,000	60,984
China Resources Gas Group Ltd.	10,000	46,748
China Resources Land Ltd.	32,000	146,610
China Resources Medical Holdings Co. Ltd.	9,000	6,521
China Resources Pharmaceutical Group Ltd.	9,500	5,366
China Resources Power Holdings Co. Ltd.	28,000	33,163
China SCE Group Holdings Ltd.	34,000	17,654
China Shenhua Energy Co. Ltd., H Shares	20,500	34,023
China Shineway Pharmaceutical Group Ltd.	8,000	5,599
China South City Holdings Ltd.	82,000	8,308
China Southern Airlines Co. Ltd., H Shares(1)(2)	18,000	9,463
China State Construction International Holdings Ltd.	42,000	32,326
China Sunshine Paper Holdings Co. Ltd.(1)	7,000	1,345
China Suntien Green Energy Corp. Ltd., H Shares(1)	14,000	3,719
China Taiping Insurance Holdings Co. Ltd.	10,600	16,636
China Telecom Corp. Ltd., ADR	1,117	36,336
China Tobacco International HK Co. Ltd.	3,000	6,012
China Tower Corp. Ltd., H Shares	410,000	78,150
China Traditional Chinese Medicine Holdings Co. Ltd.	24,000	10,237
China Travel International Investment Hong Kong Ltd.	22,000	3,317
China Unicom (Hong Kong) Ltd., ADR	4,511	31,938
China Vanke Co. Ltd., H Shares	11,100	34,364
China Water Affairs Group Ltd.	8,000	6,574
China Xinhua Education Group Ltd.	17,000	5,762
China XLX Fertiliser Ltd.	4,000	1,296
China Yongda Automobiles Services Holdings Ltd.	24,500	29,348
China Youzan Ltd.(1)	32,000	6,960
China Yuchai International Ltd.	138	2,241
China Yuhua Education Corp. Ltd.	36,000	34,446
China ZhengTong Auto Services Holdings Ltd.(2)	9,000	1,118
China Zhongwang Holdings Ltd.	20,400	4,305
Chinasoft International Ltd.(1)	10,000	7,060
Chongqing Rural Commercial Bank Co. Ltd., H Shares	26,000	10,587
CIFI Holdings Group Co. Ltd.	20,000	16,976
CIMC Enric Holdings Ltd.(2)	2,000	796
CITIC Ltd.	50,000	45,407
CITIC Resources Holdings Ltd.(1)	18,000	669
CITIC Securities Co. Ltd., H Shares(2)	11,500	27,488
CNOOC Ltd., ADR	996	112,707
COFCO Meat Holdings Ltd.(2)	4,000	1,877
Colour Life Services Group Co. Ltd.(1)(2)	2,000	1,030
Concord New Energy Group Ltd.	120,000	5,317
Consun Pharmaceutical Group Ltd.	11,000	4,640
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	20,000	9,174
COSCO SHIPPING Holdings Co. Ltd., Class H(1)	26,000	13,026
COSCO SHIPPING International Hong Kong Co. Ltd.	16,000	4,426
COSCO SHIPPING Ports Ltd.	16,656	9,408
Country Garden Holdings Co. Ltd.	58,123	71,409
Country Garden Services Holdings Co. Ltd.	18,000	125,222
13

	Shares	Value
CPMC Holdings Ltd.	3,000	$1,293
CRRC Corp. Ltd., H Shares	25,000	11,214
CSPC Pharmaceutical Group Ltd.	48,000	106,332
DaFa Properties Group Ltd.	2,000	1,458
Dali Foods Group Co. Ltd.	31,000	18,962
Daqo New Energy Corp., ADR(1)	274	30,910
Datang International Power Generation Co. Ltd., H Shares(2)	6,000	804
Dawnrays Pharmaceutical Holdings Ltd.	7,000	837
Dexin China Holdings Co. Ltd.(1)	5,000	1,946
Digital China Holdings Ltd.	9,000	7,311
Dongfeng Motor Group Co. Ltd., Class H	26,000	17,906
Dongyue Group Ltd.	19,000	8,077
E-House China Enterprise Holdings Ltd.(2)	5,400	6,376
ENN Energy Holdings Ltd.	7,500	82,858
Essex Bio-technology Ltd.	2,000	1,236
Ever Sunshine Lifestyle Services Group Ltd.	10,000	20,533
Fanhua, Inc., ADR	253	5,133
Fantasia Holdings Group Co. Ltd.	28,500	5,787
Far East Horizon Ltd.	20,000	17,681
FinVolution Group, ADR	416	790
Fosun International Ltd.	29,000	32,127
Fountain SET Holdings Ltd.	6,000	688
Fu Shou Yuan International Group Ltd.	16,000	16,493
Fufeng Group Ltd.	20,000	6,695
Fuyao Glass Industry Group Co. Ltd., H Shares	5,200	16,709
GCL-Poly Energy Holdings Ltd.(1)	180,000	7,301
GDS Holdings Ltd., ADR(1)	612	49,535
Geely Automobile Holdings Ltd.	45,000	94,117
Gemdale Properties & Investment Corp. Ltd.	114,000	20,232
Genertec Universal Medical Group Co. Ltd.	10,000	6,957
Genscript Biotech Corp.(1)	14,000	26,957
GF Securities Co. Ltd., H Shares	11,400	13,370
Global Cord Blood Corp.(1)	225	785
Glory Sun Financial Group Ltd.(1)	140,000	5,772
Great Wall Motor Co. Ltd., H Shares	25,500	27,593
Greatview Aseptic Packaging Co. Ltd.	3,000	1,257
Greenland Hong Kong Holdings Ltd.	22,000	7,306
Greentown Service Group Co. Ltd.	26,000	34,826
GSX Techedu, Inc., ADR(1)	157	13,408
Guangdong Investment Ltd.	12,000	18,679
Guangzhou Automobile Group Co. Ltd., H Shares	20,000	17,112
Guangzhou R&F Properties Co. Ltd., H Shares	13,600	17,251
Guorui Properties Ltd.	29,000	4,283
Guotai Junan Securities Co. Ltd., H Shares	4,400	6,802
Haichang Ocean Park Holdings Ltd.(1)	8,000	628
Haidilao International Holding Ltd.(2)	3,000	19,300
Haier Electronics Group Co. Ltd.	11,000	37,548
Haitian International Holdings Ltd.	11,000	26,610
Haitong Securities Co. Ltd., H Shares(1)	16,800	15,198
Hansoh Pharmaceutical Group Co. Ltd.(1)	4,000	18,902
Harbin Electric Co. Ltd., H Shares(1)	4,000	1,226
Hebei Construction Group Corp. Ltd., H Shares	3,000	6,594
14

	Shares	Value
Hengan International Group Co. Ltd.	11,000	$86,395
Hi Sun Technology China Ltd.(1)	21,000	2,565
HKC Holdings Ltd.	2,000	1,191
Hollysys Automation Technologies Ltd.	682	7,386
Homeland Interactive Technology Ltd.	12,000	6,762
Hopson Development Holdings Ltd.	6,000	11,991
Hua Hong Semiconductor Ltd.(1)(2)	6,000	21,554
Huabao International Holdings Ltd.(2)	17,000	15,033
Huadian Power International Corp. Ltd., H Shares	30,000	8,366
Huami Corp., ADR(1)	597	7,534
Huaneng Power International, Inc., H Shares	38,000	15,867
Huatai Securities Co. Ltd., H Shares	6,000	10,502
Huaxi Holdings Co. Ltd.	4,000	877
Huazhu Group Ltd., ADR	1,636	73,178
Huifu Payment Ltd.(1)(2)	16,800	5,556
HUYA, Inc., ADR(1)	252	7,237
IGG, Inc.	22,000	25,344
IMAX China Holding, Inc.	700	1,127
Industrial & Commercial Bank of China Ltd., H Shares	367,000	204,926
Inke Ltd.(1)	38,000	6,113
Innovent Biologics, Inc.(1)	1,500	9,965
Inspur International Ltd.(1)	4,000	1,087
iQIYI, Inc., ADR(1)	951	20,589
JD.com, Inc., ADR(1)	7,427	584,059
Jiangsu Expressway Co. Ltd., H Shares	12,000	12,004
Jiangxi Copper Co. Ltd., H Shares	9,000	10,577
Jiayuan International Group Ltd.	18,000	8,549
Jingrui Holdings Ltd.	6,000	1,585
JinkoSolar Holding Co. Ltd., ADR(1)	527	12,037
JNBY Design Ltd.	1,000	1,045
JOYY, Inc., ADR(1)	368	31,442
Kaisa Group Holdings Ltd.	37,000	18,536
Kandi Technologies Group, Inc.(1)	639	4,300
Kasen International Holdings Ltd.(1)(2)	3,000	356
Kingboard Holdings Ltd.	12,000	38,528
Kingboard Laminates Holdings Ltd.	20,000	24,963
Kingdee International Software Group Co. Ltd.	29,000	73,999
Kingsoft Corp. Ltd.	3,000	16,030
Kunlun Energy Co. Ltd.	16,000	11,886
KWG Group Holdings Ltd.	29,000	55,006
Lee & Man Chemical Co. Ltd.	4,000	1,497
Lee & Man Paper Manufacturing Ltd.	38,000	22,585
Lee's Pharmaceutical Holdings Ltd.	2,000	1,521
Lenovo Group Ltd.	72,000	47,987
LexinFintech Holdings Ltd., ADR(1)	977	7,630
Li Ning Co. Ltd.	33,000	138,917
Logan Group Co. Ltd.	30,000	55,657
Longfor Group Holdings Ltd.	8,500	44,870
Lonking Holdings Ltd.	38,000	10,819
Luye Pharma Group Ltd.	17,500	9,461
Maanshan Iron & Steel Co. Ltd., H Shares	4,000	1,073
Maoyan Entertainment(1)	800	1,587
15

	Shares	Value
Meitu, Inc.(1)	30,000	$6,557
Meituan Dianping, Class B(1)	3,600	118,323
Metallurgical Corp. of China Ltd., H Shares	5,000	856
Midea Real Estate Holding Ltd.	600	1,526
Minsheng Education Group Co. Ltd.	34,000	5,166
MMG Ltd.(1)	64,000	17,016
Modern Land China Co. Ltd.	10,000	1,455
Momo, Inc., ADR	1,519	30,988
Mulsanne Group Holding Ltd.(1)(2)	2,500	1,749
Nam Tai Property, Inc.(1)	124	1,142
NetDragon Websoft Holdings Ltd.	5,000	12,770
NetEase, Inc., ADR	523	254,811
New China Life Insurance Co. Ltd., H Shares	4,800	19,077
New Oriental Education & Technology Group, Inc., ADR(1)	504	73,901
Nexteer Automotive Group Ltd.(2)	15,000	9,653
Nine Dragons Paper Holdings Ltd.	39,000	43,187
NIO, Inc., ADR(1)	3,631	69,098
Niu Technologies, ADR(1)	119	2,460
Noah Holdings Ltd., ADR(1)	83	2,324
OneSmart International Education Group Ltd., ADR(1)	516	2,188
Oshidori International Holdings Ltd.	18,000	1,950
Pacific Millennium Packaging Group Corp.	2,000	1,194
Pacific Online Ltd.	6,000	794
PAX Global Technology Ltd.	17,000	9,805
People's Insurance Co. Group of China Ltd. (The), H Shares	31,000	10,095
Perennial Energy Holdings Ltd.	15,000	8,800
PetroChina Co. Ltd., ADR	808	27,884
Phoenix New Media Ltd., ADR	318	480
PICC Property & Casualty Co. Ltd., H Shares	34,000	26,171
Pinduoduo, Inc., ADR(1)	562	49,984
Ping An Healthcare and Technology Co. Ltd.(1)(2)	5,900	85,674
Ping An Insurance Group Co. of China Ltd., H Shares	17,006	180,196
Poly Property Group Co. Ltd.	34,000	10,671
Postal Savings Bank of China Co. Ltd., H Shares	79,000	37,326
Pou Sheng International Holdings Ltd.(1)	10,000	2,523
Powerlong Real Estate Holdings Ltd.	16,000	11,557
Prinx Chengshan Cayman Holding Ltd.	6,000	6,295
PW Medtech Group Ltd.(1)	7,000	1,364
Q Technology Group Co. Ltd.	10,000	12,504
Qingling Motors Co. Ltd., H Shares	6,000	1,068
Qudian, Inc., ADR(1)	1,559	2,479
Redsun Properties Group Ltd.	20,000	7,025
Road King Infrastructure Ltd.	5,000	6,639
Ronshine China Holdings Ltd.	11,000	8,921
Scholar Education Group	5,000	15,406
Semiconductor Manufacturing International Corp.(1)	27,500	87,877
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	8,000	18,633
Shanghai Electric Group Co. Ltd., H Shares(1)	20,000	5,873
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	3,500	14,742
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd., H Shares	8,000	5,086
Shanghai Haohai Biological Technology Co. Ltd., H Shares	200	1,407
Shanghai Industrial Holdings Ltd.	8,000	11,950
16

	Shares	Value
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	9,800	$17,458
Sheng Ye Capital Ltd.	8,000	8,201
Shenzhen Expressway Co. Ltd., H Shares	6,000	5,425
Shenzhen International Holdings Ltd.	15,000	24,027
Shenzhen Investment Ltd.	42,000	14,222
Shenzhou International Group Holdings Ltd.	6,600	105,843
Shimao Group Holdings Ltd.	15,500	69,556
Shirble Department Store Holdings China Ltd.	8,000	698
Shoucheng Holdings Ltd.	7,200	1,954
Shougang Fushan Resources Group Ltd.	36,000	8,161
Shui On Land Ltd.	64,000	8,736
Sihuan Pharmaceutical Holdings Group Ltd.	105,000	12,703
Silver Grant International Holdings Group Ltd.(1)	8,000	1,051
Sina Corp.(1)	598	24,330
Sino Biopharmaceutical Ltd.	22,500	25,790
Sino-Ocean Group Holding Ltd.	48,000	11,047
Sinofert Holdings Ltd.	12,000	1,126
Sinopec Engineering Group Co. Ltd., H Shares	19,000	8,408
Sinopec Kantons Holdings Ltd.	18,000	7,063
Sinopec Shanghai Petrochemical Co. Ltd., ADR	365	7,497
Sinopharm Group Co. Ltd., H Shares	2,800	6,866
Sinotrans Ltd., H Shares	4,000	948
Sinotruk Hong Kong Ltd.	12,000	31,115
Skyfame Realty Holdings Ltd.	46,000	5,989
Skyworth Group Ltd.(1)(2)	26,000	9,003
Sogou, Inc., ADR(1)	215	1,860
SOHO China Ltd.(1)	31,500	9,704
Sohu.com Ltd., ADR(1)	304	6,123
Sparkle Roll Group Ltd.(1)	32,000	1,074
SSY Group Ltd.	28,000	17,818
Sun Art Retail Group Ltd.	32,500	42,325
Sun King Power Electronics Group	42,000	9,265
Sunac China Holdings Ltd.	12,000	50,196
Sunny Optical Technology Group Co. Ltd.	6,500	95,462
TAL Education Group, ADR(1)	1,450	107,024
TCL Electronics Holdings Ltd.	10,000	6,821
Tencent Holdings Ltd.	17,500	1,192,581
Tencent Music Entertainment Group, ADR(1)	145	2,266
Texhong Textile Group Ltd.	8,000	6,190
Tian Ge Interactive Holdings Ltd.(1)(2)	5,000	606
Tiangong International Co. Ltd.	4,000	1,341
Tianjin Port Development Holdings Ltd.	12,000	877
Tianli Education International Holdings Ltd.(1)	28,000	31,758
Tianneng Power International Ltd.(2)	18,000	38,560
Times China Holdings Ltd.	11,000	16,865
Times Neighborhood Holdings Ltd.	10,000	14,279
Tingyi Cayman Islands Holding Corp.	34,000	63,722
Tong Ren Tang Technologies Co. Ltd., H Shares	9,000	6,938
Tongcheng-Elong Holdings Ltd.(1)	2,800	5,482
Tongda Group Holdings Ltd.(2)	110,000	6,467
Topsports International Holdings Ltd.	15,000	18,516
Towngas China Co. Ltd.(1)	11,000	4,987
17

	Shares	Value
TravelSky Technology Ltd., H Shares	2,000	$4,153
Trigiant Group Ltd.(1)	6,000	688
Trip.com Group Ltd., ADR(1)	1,556	47,053
Truly International Holdings Ltd.(1)	8,000	1,000
Tsingtao Brewery Co. Ltd., H Shares	6,000	54,574
Uni-President China Holdings Ltd.	17,000	15,483
United Strength Power Holdings Ltd.	2,000	1,320
Vinda International Holdings Ltd.	8,000	27,298
Vipshop Holdings Ltd., ADR(1)	8,308	137,165
Want Want China Holdings Ltd.	70,000	47,809
Wasion Holdings Ltd.	6,000	1,762
Weibo Corp., ADR(1)	360	13,428
Weichai Power Co. Ltd., H Shares	20,000	40,257
West China Cement Ltd.	60,000	10,492
Wharf Holdings Ltd. (The)	12,000	23,341
Wisdom Education International Holdings Co. Ltd.	12,000	6,231
WuXi AppTec Co. Ltd., H Shares(2)	140	2,067
Wuxi Biologics Cayman, Inc.(1)	500	12,940
Xiamen International Port Co. Ltd., H Shares	8,000	884
Xiaomi Corp., Class B(1)	51,400	155,778
Xingda International Holdings Ltd.	30,896	7,606
Xinyi Solar Holdings Ltd.	34,541	43,401
XTEP International Holdings Ltd.	20,000	6,638
Xunlei Ltd., ADR(1)	202	725
Yadea Group Holdings Ltd.(1)	26,000	26,152
Yanzhou Coal Mining Co. Ltd., H Shares	30,000	23,042
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., H Shares(2)	2,400	3,405
Yihai International Holding Ltd.	4,000	63,047
Yincheng International Holding Co. Ltd.	4,000	1,289
Yixin Group Ltd.(1)(2)	7,000	1,782
Yongsheng Advanced Materials Co. Ltd.	5,000	1,529
YuanShengTai Dairy Farm Ltd.(1)	25,000	1,832
Yuexiu Property Co. Ltd.	86,000	16,384
Yuexiu Transport Infrastructure Ltd.	16,000	9,481
Yum China Holdings, Inc.	4,562	263,273
Yuzhou Group Holdings Co. Ltd.	41,881	19,491
Zhaojin Mining Industry Co. Ltd., H Shares	8,000	8,966
Zhejiang Expressway Co. Ltd., H Shares	24,000	16,162
Zhenro Properties Group Ltd.	16,000	9,342
ZhongAn Online P&C Insurance Co. Ltd., H Shares(1)(2)	2,200	14,328
Zhongliang Holdings Group Co. Ltd.	14,000	9,008
Zhongsheng Group Holdings Ltd.	10,000	62,113
Zhou Hei Ya International Holdings Co. Ltd.	16,500	18,656
Zhuzhou CRRC Times Electric Co. Ltd., H Shares	5,500	17,528
Zijin Mining Group Co. Ltd., H Shares	84,000	57,221
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(1)	14,800	14,764
ZTE Corp., H Shares	1,400	4,032
ZTO Express Cayman, Inc., ADR	3,007	100,825
		13,677,867
Colombia — 0.3%
Banco Davivienda SA, Preference Shares	1,082	8,382
18

	Shares	Value
Bancolombia SA	337	$2,342
Bancolombia SA, ADR	369	10,354
Cementos Argos SA	1,760	2,352
Corp. Financiera Colombiana SA(1)	3,119	22,594
Ecopetrol SA, ADR	1,146	13,053
Grupo Argos SA	6,893	21,963
Grupo Aval Acciones y Valores SA, Preference Shares	3,792	948
Interconexion Electrica SA ESP	1,404	7,859
		89,847
Czech Republic — 0.1%
CEZ AS	905	18,631
Komercni banka AS(1)	647	15,552
Moneta Money Bank AS	3,101	7,811
		41,994
Egypt — 0.1%
Commercial International Bank Egypt S.A.E., GDR	9,172	39,075
Greece — 0.3%
Aegean Airlines SA(1)	410	1,759
Alpha Bank AE(1)	9,561	6,306
Athens Water Supply & Sewage Co. SA	574	4,794
Attica Bank SA(1)	2,201	459
Eurobank Ergasias Services and Holdings SA(1)	3,058	1,463
Fourlis Holdings SA(1)	301	1,431
GEK Terna Holding Real Estate Construction SA(1)	1,659	11,995
Hellenic Petroleum SA	215	1,311
Hellenic Telecommunications Organization SA	935	15,279
JUMBO SA	330	5,729
Motor Oil Hellas Corinth Refineries SA	207	2,902
Mytilineos SA	418	3,930
National Bank of Greece SA(1)	6,706	9,094
Piraeus Bank SA(1)	1,645	2,361
Public Power Corp. SA(1)	1,790	8,546
Terna Energy SA	691	9,780
Titan Cement International SA(1)	452	6,131
Viohalco SA(1)	450	1,224
		94,494
Hong Kong†
Anton Oilfield Services Group(1)(2)	12,000	624
Goodbaby International Holdings Ltd.(1)	10,000	1,461
		2,085
Hungary — 0.2%
Magyar Telekom Telecommunications plc	10,305	12,655
MOL Hungarian Oil & Gas plc(1)	4,315	24,251
OTP Bank Nyrt(1)	780	26,241
Richter Gedeon Nyrt	707	17,247
		80,394
India — 9.7%
Adani Enterprises Ltd.	2,037	7,675
Adani Ports & Special Economic Zone Ltd.	6,946	33,467
Adani Transmission Ltd.(1)	2,093	7,198
Alembic Pharmaceuticals Ltd.	891	11,379
Amara Raja Batteries Ltd.	928	9,161
19

	Shares	Value
Ambuja Cements Ltd.	8,422	$24,041
Apollo Hospitals Enterprise Ltd.	725	16,086
Apollo Tyres Ltd.	3,967	6,649
Ashok Leyland Ltd.	5,779	5,291
Asian Paints Ltd.	621	16,008
AU Small Finance Bank Ltd.(1)	441	3,984
Aurobindo Pharma Ltd.	4,288	47,039
Avanti Feeds Ltd.	994	6,980
Avenue Supermarts Ltd.(1)	184	5,617
Axis Bank Ltd., GDR(1)	1,866	65,697
Bajaj Auto Ltd.	481	19,351
Bajaj Consumer Care Ltd.(1)	1,965	4,583
Bajaj Finance Ltd.	774	36,464
Bajaj Finserv Ltd.	254	21,285
Balkrishna Industries Ltd.	1,126	20,150
Bata India Ltd.	341	6,005
Berger Paints India Ltd.	829	6,039
Bharat Forge Ltd.	1,126	7,490
Bharat Petroleum Corp. Ltd.	7,523	41,585
Bharti Airtel Ltd.	7,381	51,426
Bharti Infratel Ltd.	3,023	8,133
Biocon Ltd.(1)	1,056	5,390
Birlasoft Ltd.(1)	11,057	24,035
Bosch Ltd.	40	6,942
Britannia Industries Ltd.	139	7,031
Can Fin Homes Ltd.	1,008	5,064
Canara Bank(1)	5,192	7,547
CCL Products India Ltd.	1,635	5,493
Central Depository Services India Ltd.	1,383	7,622
Century Textiles & Industries Ltd.	1,098	4,963
CESC Ltd.	405	3,299
Cipla Ltd.	2,621	25,377
City Union Bank Ltd.	4,898	8,974
Coal India Ltd.	10,958	19,958
Coforge Ltd.	315	8,222
Colgate-Palmolive India Ltd.	625	11,565
Container Corp. of India Ltd.	978	5,209
Crompton Greaves Consumer Electricals Ltd.(1)	2,168	7,988
Dabur India Ltd.	1,659	10,689
Dalmia Bharat Ltd.(1)	678	6,864
DCB Bank Ltd.(1)	2,843	3,432
Divi's Laboratories Ltd.	342	14,488
DLF Ltd.	9,125	19,577
Dr Lal PathLabs Ltd.	172	4,139
Dr Reddy's Laboratories Ltd., ADR	1,238	72,014
Edelweiss Financial Services Ltd.(1)	6,352	6,900
Eicher Motors Ltd.	220	6,237
Endurance Technologies Ltd.	611	9,103
Equitas Holdings Ltd.	6,013	4,430
Eris Lifesciences Ltd.	765	4,997
Escorts Ltd.	516	7,598
Exide Industries Ltd.	5,216	11,586
20

	Shares	Value
FDC Ltd.	1,453	$6,126
Federal Bank Ltd.(1)	23,188	17,323
Fortis Healthcare Ltd.(1)	5,887	10,611
Future Lifestyle Fashions Ltd.(1)	1,257	2,600
GAIL India Ltd.	8,113	10,527
Glenmark Pharmaceuticals Ltd.	2,953	18,801
Godrej Consumer Products Ltd.	1,224	10,832
Granules India Ltd.	2,474	10,541
Graphite India Ltd.	1,876	4,809
Grasim Industries Ltd.	3,301	30,171
Gujarat Pipavav Port Ltd.	5,912	6,390
Gujarat State Petronet Ltd.	2,534	6,986
Havells India Ltd.	701	5,851
HCL Technologies Ltd.	8,432	79,472
HDFC Asset Management Co. Ltd.	377	12,331
HDFC Life Insurance Co. Ltd.(1)	810	6,300
HEG Ltd.	507	5,891
HeidelbergCement India Ltd.	1,854	4,757
Hero MotoCorp Ltd.	1,090	44,445
Hexaware Technologies Ltd.	2,769	14,841
Hindalco Industries Ltd.	13,365	33,510
Hindustan Petroleum Corp. Ltd.	12,037	32,871
Hindustan Unilever Ltd.	4,074	117,011
Housing Development Finance Corp. Ltd.	5,183	128,554
ICICI Bank Ltd., ADR(1)	3,123	33,541
ICICI Lombard General Insurance Co. Ltd.	346	5,894
ICICI Prudential Life Insurance Co. Ltd.	1,107	6,336
ICICI Securities Ltd.	1,089	7,045
IDFC First Bank Ltd.(1)	14,704	6,375
IDFC Ltd.	18,066	6,737
IIFL Finance Ltd.	3,382	3,746
India Cements Ltd. (The)	2,690	4,178
Indiabulls Housing Finance Ltd.	5,114	14,370
Indiabulls Real Estate Ltd.(1)	5,663	4,828
Indiabulls Ventures Ltd.	4,561	12,154
Indian Hotels Co. Ltd. (The)	3,722	5,222
Indian Oil Corp. Ltd.	9,357	10,891
Indraprastha Gas Ltd.	747	3,992
Info Edge India Ltd.	188	8,317
Infosys Ltd., ADR	21,685	273,231
Inox Leisure Ltd.	1,813	6,950
InterGlobe Aviation Ltd.(1)	474	7,667
Ipca Laboratories Ltd.	680	17,421
IRB Infrastructure Developers Ltd.	4,609	7,416
Jindal Steel & Power Ltd.(1)	10,525	29,199
JM Financial Ltd.	5,686	6,290
JSW Energy Ltd.	5,368	3,992
JSW Steel Ltd.	12,244	44,735
Jubilant Foodworks Ltd.	1,020	29,015
Jubilant Life Sciences Ltd.	1,228	13,034
Just Dial Ltd.(1)	979	4,934
L&T Technology Services Ltd.	301	6,393
21

	Shares	Value
Larsen & Toubro Ltd.	1,517	$19,424
LIC Housing Finance Ltd.	3,329	13,585
Lupin Ltd.	2,335	29,443
Mahanagar Gas Ltd.	423	5,467
Mahindra & Mahindra Financial Services Ltd.(1)	14,900	27,154
Mahindra & Mahindra Ltd.	7,623	62,616
Manappuram Finance Ltd.	3,601	7,221
Marico Ltd.	5,270	26,392
Maruti Suzuki India Ltd.	477	44,248
Metropolis Healthcare Ltd.(1)	216	5,394
Mindtree Ltd.	902	14,108
MOIL Ltd.	2,822	5,637
Motherson Sumi Systems Ltd.	10,627	15,783
Motilal Oswal Financial Services Ltd.	657	6,098
Mphasis Ltd.	530	7,938
Natco Pharma Ltd.	1,718	17,508
National Aluminium Co. Ltd.	10,492	5,092
Nestle India Ltd.	158	34,219
Nippon Life India Asset Management Ltd.	1,267	4,676
NTPC Ltd.	17,986	23,530
Oil & Natural Gas Corp. Ltd.	6,053	6,729
Oil India Ltd.	5,015	6,407
Orient Electric Ltd.	1,553	4,197
Page Industries Ltd.	56	14,429
Petronet LNG Ltd.	6,885	22,466
Pfizer Ltd.	82	5,108
PI Industries Ltd.	292	7,287
Pidilite Industries Ltd.	239	4,549
Piramal Enterprises Ltd.	424	7,832
Polycab India Ltd.	446	5,398
Power Finance Corp. Ltd.	10,140	12,909
Power Grid Corp. of India Ltd.	13,471	32,704
Prestige Estates Projects Ltd.	3,967	13,318
PVR Ltd.	305	5,414
Quess Corp. Ltd.(1)	585	2,875
Radico Khaitan Ltd.	1,230	6,704
Rajesh Exports Ltd.	1,625	9,843
Ramco Cements Ltd. (The)	615	5,777
RBL Bank Ltd.	5,920	15,684
REC Ltd.	11,155	16,057
Redington India Ltd.	3,999	5,838
Reliance Industries Ltd., GDR	4,686	272,770
SBI Life Insurance Co. Ltd.(1)	541	6,078
Shree Cement Ltd.	19	5,227
Shriram Transport Finance Co. Ltd.	1,461	13,886
Siemens Ltd.	636	9,983
SRF Ltd.	129	7,098
State Bank of India, GDR(1)	733	22,066
Strides Pharma Science Ltd.	949	7,782
Sun Pharmaceutical Industries Ltd.	2,827	19,966
Sunteck Realty Ltd.	990	3,527
Tata Chemicals Ltd.	1,558	6,601
22

	Shares	Value
Tata Consultancy Services Ltd.	3,688	$113,079
Tata Motors Ltd., ADR(1)	6,831	66,534
Tata Power Co. Ltd. (The)	9,532	7,592
Tata Steel Ltd.	5,876	32,857
Tech Mahindra Ltd.	4,473	44,909
Titan Co. Ltd.	740	11,040
Torrent Pharmaceuticals Ltd.	179	6,469
Torrent Power Ltd.	960	4,337
Trident Ltd.	68,002	5,994
Tube Investments of India Ltd.	929	8,163
UltraTech Cement Ltd.	513	27,118
Union Bank of India(1)	17,616	7,209
United Spirits Ltd.(1)	3,063	22,716
UPL Ltd.	1,059	7,233
Vakrangee Ltd.	11,233	4,256
Varun Beverages Ltd.	712	7,123
Vedanta Ltd., ADR	8,580	60,146
Vodafone Idea Ltd.(1)	76,548	10,594
Welspun Corp. Ltd.	3,502	5,095
Wipro Ltd., ADR	8,383	36,047
Wockhardt Ltd.(1)	1,407	5,962
Yes Bank Ltd.(1)	105,873	20,609
Zee Entertainment Enterprises Ltd.	2,790	7,687
		3,525,781
Indonesia — 1.6%
Ace Hardware Indonesia Tbk PT	16,900	1,793
Adaro Energy Tbk PT	215,200	15,994
Agung Podomoro Land Tbk PT(1)	80,200	642
AKR Corporindo Tbk PT	38,600	7,667
Alam Sutera Realty Tbk PT(1)	59,300	507
Aneka Tambang Tbk	161,800	9,073
Astra International Tbk PT	89,300	31,227
Bank BTPN Syariah Tbk PT	29,000	7,740
Bank Central Asia Tbk PT	26,400	56,839
Bank Mandiri Persero Tbk PT	155,400	63,276
Bank Negara Indonesia Persero Tbk PT	61,000	21,273
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	14,700	1,061
Bank Pembangunan Daerah Jawa Timur Tbk PT	24,900	1,015
Bank Rakyat Indonesia Persero Tbk PT	204,100	49,012
Bank Tabungan Negara Persero Tbk PT	27,700	2,980
Barito Pacific Tbk PT(1)	75,800	4,363
Bukit Asam Tbk PT	60,300	8,410
Bumi Serpong Damai Tbk PT(1)	24,500	1,293
Charoen Pokphand Indonesia Tbk PT(1)	15,500	6,704
Ciputra Development Tbk PT	36,000	1,894
Erajaya Swasembada Tbk PT(1)	72,500	8,541
Global Mediacom Tbk PT(1)	53,600	1,086
Indah Kiat Pulp & Paper Corp Tbk PT	47,800	30,419
Indika Energy Tbk PT	12,700	894
Indo Tambangraya Megah Tbk PT	1,900	1,074
Indocement Tunggal Prakarsa Tbk PT	1,500	1,220
Indofood CBP Sukses Makmur Tbk PT	13,800	9,686
23

	Shares	Value
Indofood Sukses Makmur Tbk PT	51,700	$27,039
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	11,200	1,065
Jasa Marga Persero Tbk PT	40,000	10,710
Kalbe Farma Tbk PT	66,400	7,191
Kresna Graha Investama Tbk PT(1)	28,000	233
Link Net Tbk PT	9,300	1,165
Lippo Karawaci Tbk PT(1)	201,500	2,165
Matahari Department Store Tbk PT(1)	48,500	4,206
Medco Energi Internasional Tbk PT(1)	59,100	2,223
Media Nusantara Citra Tbk PT(1)	116,000	7,068
Mitra Adiperkasa Tbk PT(1)	70,300	3,276
Pabrik Kertas Tjiwi Kimia Tbk PT	8,400	3,919
Pakuwon Jati Tbk PT(1)	27,500	769
Panin Financial Tbk PT(1)	50,100	706
Perusahaan Gas Negara Tbk PT	38,500	3,304
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	14,800	992
PP Persero Tbk PT	10,100	669
PT Adi Sarana Armada Tbk(1)	18,500	698
PT Bank Pan Indonesia Tbk(1)	16,900	937
PT Buana Lintas Lautan Tbk(1)	81,100	1,578
PT Buyung Poetra Sembada	17,000	799
PT Indosat Tbk(1)	13,500	2,126
PT Japfa Comfeed Indonesia Tbk	78,400	6,551
PT Malindo Feedmill Tbk(1)	13,400	563
PT Ramayana Lestari Sentosa Tbk	13,500	605
PT Rimo International Lestari Tbk(1)	329,900	1,133
PT Selamat Sempurna Tbk	68,200	5,847
PT Surya Esa Perkasa Tbk(1)	52,700	568
Puradelta Lestari Tbk PT	105,100	1,630
Salim Ivomas Pratama Tbk PT(1)	44,700	991
Sawit Sumbermas Sarana Tbk PT(1)	103,500	6,096
Semen Indonesia Persero Tbk PT	16,500	11,929
Siloam International Hospitals Tbk PT(1)	2,000	584
Sri Rejeki Isman Tbk PT	54,600	823
Summarecon Agung Tbk PT(1)	14,200	626
Surya Citra Media Tbk PT	114,900	9,750
Surya Semesta Internusa Tbk PT	20,600	528
Telekomunikasi Indonesia Persero Tbk PT, ADR	2,605	51,918
Tower Bersama Infrastructure Tbk PT	32,500	2,910
Tunas Baru Lampung Tbk PT	24,900	1,355
Unilever Indonesia Tbk PT	39,200	22,187
United Tractors Tbk PT	16,200	25,534
Waskita Beton Precast Tbk PT	48,300	555
Waskita Karya Persero Tbk PT	11,200	498
Wijaya Karya Persero Tbk PT	60,800	5,139
XL Axiata Tbk PT	48,600	8,126
		594,967
Malaysia — 2.2%
7-Eleven Malaysia Holdings Bhd, Class B	3,000	1,008
Aeon Co. M Bhd	5,500	1,102
AEON Credit Service M Bhd	500	1,085
AirAsia Group Bhd(1)	8,300	1,310
24

	Shares	Value
Alliance Bank Malaysia Bhd	11,900	$6,255
AMMB Holdings Bhd	15,600	10,930
ATA IMS Bhd	2,900	1,050
Axiata Group Bhd	10,300	7,439
Berjaya Corp. Bhd(1)	17,400	835
Berjaya Sports Toto Bhd	7,400	3,712
Bermaz Auto Bhd	4,200	1,372
Bumi Armada Bhd(1)	18,600	1,217
Bursa Malaysia Bhd	700	1,627
Carlsberg Brewery Malaysia Bhd	1,700	8,905
CIMB Group Holdings Bhd	25,100	19,877
Coastal Contracts Bhd(1)	3,400	530
D&O Green Technologies Bhd	5,600	1,175
Dagang NeXchange Bhd(1)	15,500	876
Datasonic Group Bhd	14,100	4,463
Dayang Enterprise Holdings Bhd(1)	2,900	820
Dialog Group Bhd	20,700	17,832
DiGi.Com Bhd	15,500	14,693
DRB-Hicom Bhd	5,900	2,886
Dufu Technology Corp. Bhd	2,800	2,257
Econpile Holdings Bhd	5,500	790
Ekovest Bhd	9,600	1,138
FGV Holdings Bhd	40,300	11,888
Fraser & Neave Holdings Bhd	900	6,637
Frontken Corp. Bhd	3,300	3,008
Gamuda Bhd	25,500	20,790
Genting Bhd	13,600	11,454
Genting Malaysia Bhd	21,500	11,760
Genting Plantations Bhd	300	716
Globetronics Technology Bhd	12,200	8,048
Hai-O Enterprise Bhd	2,000	866
HAP Seng Consolidated Bhd	500	864
Hartalega Holdings Bhd	5,700	22,700
Hengyuan Refining Co. Bhd(1)	1,000	722
Hibiscus Petroleum Bhd(1)	7,000	998
Hong Leong Bank Bhd	2,200	7,391
Hong Leong Financial Group Bhd	300	888
Hong Leong Industries Bhd	400	737
IHH Healthcare Bhd	4,300	5,538
IJM Corp. Bhd	18,600	5,356
Inari Amertron Bhd	26,100	14,140
IOI Corp. Bhd	7,800	8,350
JAKS Resources Bhd(1)	4,300	779
Jaya Tiasa Holdings Bhd(1)	5,700	909
Kossan Rubber Industries	5,800	22,377
KPJ Healthcare Bhd	33,800	6,693
KSL Holdings Bhd(1)	5,500	746
Kuala Lumpur Kepong Bhd	400	2,177
Land & General Bhd	29,900	752
LBS Bina Group Bhd(1)	8,961	1,032
Leong Hup International Bhd	5,600	1,108
Lii Hen Industries Bhd	1,400	1,045
25

	Shares	Value
Lotte Chemical Titan Holding Bhd	1,900	$829
Mah Sing Group Bhd	6,700	1,221
Malakoff Corp. Bhd	6,800	1,616
Malayan Banking Bhd	9,300	16,359
Malaysia Airports Holdings Bhd	5,100	6,241
Malaysia Building Society Bhd	5,500	765
Malaysia Marine and Heavy Engineering Holdings Bhd(1)	4,700	417
Malaysian Pacific Industries Bhd	2,600	9,798
Malaysian Resources Corp. Bhd	9,900	1,198
Matrix Concepts Holdings Bhd	12,200	5,154
Maxis Bhd	12,000	14,403
Media Prima Bhd(1)	15,000	683
Mega First Corp. Bhd	2,100	3,909
MISC Bhd	5,500	10,045
MKH Bhd	2,900	870
MMC Corp. Bhd	5,600	1,007
Muhibbah Engineering M Bhd(1)	2,000	398
My EG Services Bhd(1)	19,800	7,099
Naim Holdings Bhd(1)	4,300	850
Nestle Malaysia Bhd	300	10,029
OCK Group Bhd(1)	7,100	860
OSK Holdings Bhd	6,600	1,220
Padini Holdings Bhd	2,100	1,189
Paramount Corp. Bhd	3,400	634
Pentamaster Corp. Bhd	9,300	10,619
Perak Transit Bhd	16,700	1,102
Petronas Chemicals Group Bhd	8,100	10,611
Petronas Dagangan Bhd	2,100	10,380
Petronas Gas Bhd	2,500	9,899
Poh Huat Resources Holdings Bhd	2,800	901
PPB Group Bhd	1,800	7,777
Press Metal Aluminium Holdings Bhd	1,700	2,125
Public Bank Bhd	8,200	32,315
QL Resources Bhd	1,500	3,456
Ranhill Utilities Bhd	3,700	795
RHB Bank Bhd	11,400	12,529
Sam Engineering & Equipment M Bhd	600	993
Sapura Energy Bhd(1)	43,200	1,294
Sarawak Oil Palms Bhd	1,400	1,224
Scientex Bhd	4,100	9,250
Serba Dinamik Holdings Bhd	4,000	1,736
Sime Darby Bhd	16,800	8,828
Sime Darby Plantation Bhd	2,900	3,548
Sime Darby Property Bhd	5,400	849
SKP Resources Bhd	5,100	1,970
SP Setia Bhd Group	3,200	610
Sunway Bhd	27,600	9,273
Sunway Construction Group Bhd	11,200	5,322
Supermax Corp. Bhd(1)	18,067	96,755
Syarikat Takaful Malaysia Keluarga Bhd	1,400	1,697
Ta Ann Holdings Bhd	1,700	1,159
TA Enterprise Bhd	7,300	1,068
26

	Shares	Value
Taliworks Corp. Bhd	23,700	$4,976
Telekom Malaysia Bhd	11,200	11,154
Tenaga Nasional Bhd	19,400	50,674
Thong Guan Industries Bhd	1,200	1,552
TIME dotCom Bhd	4,000	11,095
Top Glove Corp. Bhd	6,500	41,172
Tropicana Corp. Bhd(1)	4,600	993
Uchi Technologies Bhd	1,500	991
UEM Sunrise Bhd(1)	6,800	661
Unisem M Bhd	13,300	11,813
UOA Development Bhd	13,700	5,302
Velesto Energy Bhd(1)	22,900	796
ViTrox Corp. Bhd	600	1,743
Vizione Holdings Bhd(1)	5,100	611
VS Industry Bhd	33,400	15,051
Wah Seong Corp. Bhd	4,120	522
WCT Holdings Bhd(1)	7,373	738
Westports Holdings Bhd	8,400	7,373
Yinson Holdings Bhd	700	1,061
YTL Corp. Bhd	26,900	4,325
		813,135
Mexico — 1.9%
Alfa SAB de CV, Series A	35,200	22,649
Alsea SAB de CV(1)	4,700	4,874
America Movil SAB de CV, Class L ADR	5,200	63,284
Arca Continental SAB de CV	2,200	10,001
Banco del Bajio SA(1)	8,200	6,558
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, ADR	1,644	5,294
Bolsa Mexicana de Valores SAB de CV(2)	4,400	9,308
Cemex SAB de CV, ADR	708	2,273
Coca-Cola Femsa SAB de CV	4,700	19,556
Consorcio ARA SAB de CV(1)	4,900	623
Controladora Vuela Cia de Aviacion SAB de CV, ADR(1)	2,081	16,814
Corp. Inmobiliaria Vesta SAB de CV	8,600	12,773
Credito Real SAB de CV SOFOM ER(1)	1,900	1,068
El Puerto de Liverpool SAB de CV, Class C1	600	1,580
Fomento Economico Mexicano SAB de CV, ADR	319	18,607
Genomma Lab Internacional SAB de CV, Class B(1)	12,200	12,851
Gentera SAB de CV(1)	18,400	6,029
Gruma SAB de CV, B Shares	2,065	24,395
Grupo Aeromexico SAB de CV(1)	10,056	2,137
Grupo Aeroportuario del Centro Norte SAB de CV, ADR(1)	694	25,303
Grupo Aeroportuario del Pacifico SAB de CV, ADR	336	26,033
Grupo Aeroportuario del Sureste SAB de CV, ADR(1)	122	13,842
Grupo Bimbo SAB de CV, Series A	5,100	9,456
Grupo Carso SAB de CV	1,200	2,391
Grupo Cementos de Chihuahua SAB de CV	3,100	13,973
Grupo Comercial Chedraui SA de CV	1,300	1,494
Grupo Financiero Banorte SAB de CV(1)	16,700	57,391
Grupo Financiero Inbursa SAB de CV(1)	20,800	15,209
Grupo GICSA SAB de CV(1)	8,000	1,119
27

	Shares	Value
Grupo Industrial Saltillo SAB de CV(1)	1,800	$1,398
Grupo Mexico SAB de CV, Series B	22,700	60,583
Grupo Rotoplas SAB de CV(1)	1,749	1,279
Grupo Televisa SAB, ADR(1)	4,505	28,021
Grupo Traxion SAB de CV(1)	1,500	1,072
Hoteles City Express SAB de CV(1)	1,300	327
Industrias Bachoco SAB de CV	700	2,214
Industrias Penoles SAB de CV	1,920	31,764
Infraestructura Energetica Nova SAB de CV	4,000	11,628
Kimberly-Clark de Mexico SAB de CV, A Shares	13,900	22,176
La Comer SAB de CV	2,600	3,992
Megacable Holdings SAB de CV	6,100	17,618
Nemak SAB de CV(2)	5,900	1,704
Orbia Advance Corp. SAB de CV	9,600	15,425
Promotora y Operadora de Infraestructura SAB de CV(1)	1,600	11,847
Qualitas Controladora SAB de CV	3,400	13,394
Regional SAB de CV(1)	5,500	13,749
Telesites SAB de CV(1)	23,900	17,912
Unifin Financiera SAB de CV(1)(2)	700	588
Wal-Mart de Mexico SAB de CV	14,300	34,244
		697,820
Peru — 0.3%
Cia de Minas Buenaventura SAA, ADR	2,742	38,607
Credicorp Ltd.	294	38,361
Southern Copper Corp.	567	27,273
		104,241
Philippines — 0.8%
Aboitiz Equity Ventures, Inc.	11,600	11,473
Aboitiz Power Corp.	12,100	6,650
Alliance Global Group, Inc.(1)	44,700	5,683
Ayala Corp.	870	13,151
Ayala Land, Inc.	15,500	9,165
Ayalaland Logistics Holdings Corp.(1)	17,000	609
Bank of the Philippine Islands	6,330	8,728
BDO Unibank, Inc.	9,240	16,365
Cebu Air, Inc.(1)	6,390	4,596
Century Pacific Food, Inc.	6,000	2,006
Chelsea Logistics and Infrastructure Holdings Corp.(1)	9,200	620
Cosco Capital, Inc.	51,700	5,131
D&L Industries, Inc.(1)	40,800	3,819
DMCI Holdings, Inc.	71,300	5,864
DoubleDragon Properties Corp.(1)	2,700	843
East West Banking Corp.(1)	5,400	941
EEI Corp.(1)	5,000	586
Filinvest Land, Inc.	41,000	794
First Gen Corp.	22,300	11,171
Ginebra San Miguel, Inc.	1,300	1,013
Global Ferronickel Holdings, Inc.(1)	35,000	926
Globe Telecom, Inc.	260	11,204
GT Capital Holdings, Inc.	720	5,907
Integrated Micro-Electronics, Inc.(1)	6,600	634
International Container Terminal Services, Inc.	6,410	13,863
28

	Shares	Value
JG Summit Holdings, Inc.	9,010	$11,932
Jollibee Foods Corp.	2,450	6,808
Manila Electric Co.	1,270	7,050
Manila Water Co., Inc.	2,800	829
Max's Group, Inc.	4,100	402
Megaworld Corp.(1)	99,000	5,934
Metro Pacific Investments Corp.	166,000	11,459
Metropolitan Bank & Trust Co.	15,720	10,816
Nickel Asia Corp.	18,000	1,200
Petron Corp.	75,000	4,685
Pilipinas Shell Petroleum Corp.(1)	1,600	583
PLDT, Inc., ADR	598	17,695
Puregold Price Club, Inc.	11,900	13,221
Robinsons Land Corp.	20,700	6,230
Robinsons Retail Holdings, Inc.	3,900	5,634
Security Bank Corp.	3,090	6,167
Semirara Mining & Power Corp.	25,000	4,850
SM Investments Corp.	545	9,546
SM Prime Holdings, Inc.	8,100	4,868
Universal Robina Corp.	4,080	11,590
Vista Land & Lifescapes, Inc.	13,800	850
Wilcon Depot, Inc.	17,100	5,710
		289,801
Poland — 0.9%
Alior Bank SA(1)	357	1,323
AmRest Holdings SE(1)	1,309	7,421
Asseco Poland SA	388	7,469
Bank Millennium SA(1)	6,136	5,020
Bank Polska Kasa Opieki SA(1)	515	7,289
CCC SA	89	1,387
CD Projekt SA(1)	133	15,815
Ciech SA(1)	710	6,051
Cyfrowy Polsat SA(1)	1,265	9,860
Dino Polska SA(1)	342	20,703
Enea SA(1)	1,082	1,947
Eurocash SA(1)	1,467	6,204
Famur SA(1)	6,958	3,646
Grupa Azoty SA(1)	224	1,632
Grupa Lotos SA	431	4,727
Jastrzebska Spolka Weglowa SA(1)	271	1,150
KGHM Polska Miedz SA(1)	1,569	58,096
KRUK SA(1)	388	15,497
LPP SA(1)	10	19,489
Lubelski Wegiel Bogdanka SA(1)	109	561
mBank SA(1)	58	2,956
Neuca SA	24	3,296
Orange Polska SA(1)	8,940	17,520
PGE Polska Grupa Energetyczna SA(1)	892	1,459
PKP Cargo SA(1)	196	684
PLAY Communications SA	1,373	11,386
Polski Koncern Naftowy ORLEN SA	1,386	19,024
29

	Shares	Value
Polskie Gornictwo Naftowe i Gazownictwo SA	10,706	$14,870
Powszechna Kasa Oszczednosci Bank Polski SA(1)	2,643	15,429
Powszechny Zaklad Ubezpieczen SA(1)	2,097	15,445
Santander Bank Polska SA(1)	121	4,958
Tauron Polska Energia SA(1)	17,464	11,942
Warsaw Stock Exchange	465	5,522
		319,778
Russia — 2.5%
Gazprom PJSC, ADR	17,494	84,396
Globaltrans Investment plc, GDR	3,179	19,823
LUKOIL PJSC, ADR	3,238	221,479
Magnit PJSC, GDR	4,635	68,026
Mail.ru Group Ltd., GDR(1)	87	2,684
MMC Norilsk Nickel PJSC, ADR	5,139	133,871
Mobile TeleSystems PJSC, ADR	3,830	35,696
Novatek PJSC, GDR	188	27,843
Novolipetsk Steel PJSC, GDR	1,958	41,276
O'Key Group SA, GDR	1,578	1,165
PhosAgro PJSC, GDR	2,182	25,930
Ros Agro plc, GDR	125	1,260
Rosneft Oil Co. PJSC, GDR	4,995	25,285
Sberbank of Russia PJSC, ADR (London)(1)	6,710	81,023
Severstal PAO, GDR	1,564	19,935
Tatneft PJSC, ADR(1)	1,814	81,049
TMK PJSC, GDR(1)	2,869	8,850
VTB Bank PJSC, GDR(1)	24,790	22,802
X5 Retail Group NV, GDR	529	19,361
		921,754
South Africa — 4.1%
Absa Group Ltd.	5,563	25,265
Adcock Ingram Holdings Ltd.	305	724
Advtech Ltd.	12,737	6,123
AECI Ltd.	1,697	8,435
African Oxygen Ltd.	915	891
African Rainbow Minerals Ltd.	1,302	16,252
Afrimat Ltd.	756	1,658
Alexander Forbes Group Holdings Ltd.	4,775	929
Anglo American Platinum Ltd.	238	17,685
AngloGold Ashanti Ltd., ADR	3,220	95,022
Aspen Pharmacare Holdings Ltd.(1)	4,101	32,869
Astral Foods Ltd.	723	5,666
AVI Ltd.	3,350	13,641
Balwin Properties Ltd.	4,197	755
Barloworld Ltd.	1,806	6,368
Bid Corp. Ltd.	1,813	29,915
Bidvest Group Ltd. (The)	2,298	18,451
Blue Label Telecoms Ltd.(1)	5,048	951
Brait SE(1)	4,194	702
Capitec Bank Holdings Ltd.	267	13,136
Cashbuild Ltd.	488	5,146
City Lodge Hotels Ltd.	2,646	445
Clicks Group Ltd.	1,996	27,029
30

	Shares	Value
Coronation Fund Managers Ltd.	3,377	$8,523
Curro Holdings Ltd.	896	433
DataTec Ltd.(1)	6,090	7,770
Dis-Chem Pharmacies Ltd.	4,130	4,449
Discovery Ltd.	2,815	20,077
DRDGOLD Ltd.	20,138	30,188
EOH Holdings Ltd.(1)	1,194	338
EPP NV	3,537	1,530
Exxaro Resources Ltd.	3,352	27,125
Famous Brands Ltd.	293	791
FirstRand Ltd.	27,428	61,045
Foschini Group Ltd. (The)	3,686	16,552
Gold Fields Ltd., ADR	9,385	122,287
Harmony Gold Mining Co. Ltd., ADR(1)	8,375	54,270
Impala Platinum Holdings Ltd.	7,480	68,748
Imperial Logistics Ltd.	426	870
Investec Ltd.	3,260	6,024
JSE Ltd.	799	5,593
KAP Industrial Holdings Ltd.	44,978	7,288
Kumba Iron Ore Ltd.	679	21,222
Lewis Group Ltd.	508	528
Liberty Holdings Ltd.	2,210	7,867
Life Healthcare Group Holdings Ltd.	14,356	14,024
Massmart Holdings Ltd.(1)	2,982	4,795
Metair Investments Ltd.(1)	1,914	2,073
MiX Telematics Ltd., ADR	83	828
Momentum Metropolitan Holdings	18,542	16,578
Motus Holdings Ltd.(1)	4,714	7,662
Mpact Ltd.	965	570
Mr Price Group Ltd.	2,425	16,542
MTN Group Ltd.	8,228	29,607
MultiChoice Group(1)	3,427	19,586
Murray & Roberts Holdings Ltd.	1,453	474
Nampak Ltd.(1)	4,076	251
Naspers Ltd., N Shares	870	158,362
Nedbank Group Ltd.	3,003	16,939
NEPI Rockcastle plc	2,475	11,552
Netcare Ltd.	24,526	18,094
Ninety One Ltd.(1)	573	1,559
Northam Platinum Ltd.(1)	2,554	24,035
Oceana Group Ltd.	464	1,719
Old Mutual Ltd.	31,053	20,497
Omnia Holdings Ltd.(1)	2,481	3,630
Pepkor Holdings Ltd.	8,240	4,712
Peregrine Holdings Ltd.(1)	1,307	1,580
Pick n Pay Stores Ltd.	3,941	9,690
PPC Ltd.(1)	7,668	362
Rand Merchant Investment Holdings Ltd.	8,384	14,865
Raubex Group Ltd.	1,373	1,975
Remgro Ltd.	3,757	19,485
Reunert Ltd.	3,156	5,809
RFG Holdings Ltd.	1,040	792
31

	Shares	Value
RMB Holdings Ltd.	8,812	$639
Royal Bafokeng Platinum Ltd.(1)	876	3,331
Sanlam Ltd.	7,841	25,327
Sappi Ltd.(1)	7,891	10,352
Sasol Ltd., ADR(1)	3,697	29,650
Shoprite Holdings Ltd.	5,291	34,489
Sibanye Stillwater Ltd., ADR(1)	3,129	38,518
SPAR Group Ltd. (The)	1,587	15,135
Standard Bank Group Ltd.	5,794	35,963
Sun International Ltd.(1)	488	359
Super Group Ltd.(1)	5,448	5,793
Telkom SA SOC Ltd.	1,510	2,015
Tiger Brands Ltd.	1,491	15,169
Trencor Ltd.	1,689	522
Truworths International Ltd.	1,793	3,214
Tsogo Sun Gaming Ltd.(1)	3,616	781
Tsogo Sun Hotels Ltd.(1)	3,866	406
Vodacom Group Ltd.	3,008	22,655
Wilson Bayly Holmes-Ovcon Ltd.	577	3,770
Woolworths Holdings Ltd.	3,379	6,330
Zeder Investments Ltd.	8,750	1,238
		1,485,879
South Korea — 13.6%
Advanced Process Systems Corp.	181	3,397
AfreecaTV Co. Ltd.	68	3,307
Alteogen, Inc.(1)	120	21,117
Amorepacific Corp.	128	18,064
AMOREPACIFIC Group	58	2,484
Aprogen KIC, Inc.(1)	437	1,124
Aprogen pharmaceuticals, Inc.(1)	1,383	1,819
Asiana Airlines, Inc.(1)	1,097	3,970
BGF retail Co. Ltd.	80	8,582
BH Co. Ltd.(1)	157	2,665
Binex Co. Ltd.(1)	410	12,377
BNK Financial Group, Inc.	3,562	15,165
Boditech Med, Inc.	309	7,098
Celltrion Healthcare Co. Ltd.(1)	96	8,102
Celltrion, Inc.(1)	259	64,763
Cheil Worldwide, Inc.	192	2,936
Chong Kun Dang Pharmaceutical Corp.	53	8,656
Chongkundang Holdings Corp.	42	4,281
CJ CheilJedang Corp.	131	44,722
CJ Corp.	193	13,141
CJ ENM Co. Ltd.	204	20,303
CJ Logistics Corp.(1)	123	15,646
Com2uSCorp	44	4,112
Cosmax, Inc.	83	7,100
Coway Co. Ltd.	251	16,866
COWELL FASHION Co. Ltd.	866	4,382
CS Wind Corp.	229	19,678
Cuckoo Homesys Co. Ltd.	216	7,784
Daea TI Co. Ltd.	824	4,205
32

	Shares	Value
Daelim Industrial Co. Ltd.	496	$36,137
Daesang Corp.	518	12,684
Daewoo Engineering & Construction Co. Ltd.(1)	1,018	2,511
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(1)	196	3,616
Daishin Securities Co. Ltd.	202	1,737
Daou Data Corp.	673	7,629
Daou Technology, Inc.	207	3,374
Dawonsys Co. Ltd.	551	10,983
DB HiTek Co. Ltd.	807	24,000
DB Insurance Co. Ltd.	540	19,845
DGB Financial Group, Inc.	1,923	8,523
Dong-A Socio Holdings Co. Ltd.	49	4,463
Dong-A ST Co. Ltd.	58	4,610
Dongjin Semichem Co. Ltd.	597	16,568
DongKook Pharmaceutical Co. Ltd.	83	10,558
Dongkuk Steel Mill Co. Ltd.(1)	483	2,510
Dongsuh Cos., Inc.	282	6,094
Dongwon Development Co. Ltd.	641	2,067
Dongwon Industries Co. Ltd.	40	7,480
Doosan Infracore Co. Ltd.(1)	985	6,630
DoubleUGames Co. Ltd.	96	5,890
Douzone Bizon Co. Ltd.	61	5,166
E-MART, Inc.	155	15,622
Eo Technics Co. Ltd.	17	1,596
Eugene Corp.	974	3,262
F&F Co. Ltd.	96	7,770
Feelux Co. Ltd.(1)	311	935
Fila Holdings Corp.	91	2,645
Genexine Co. Ltd.(1)	81	12,232
GOLFZON Co. Ltd.	83	4,520
Grand Korea Leisure Co. Ltd.	242	2,407
Green Cross Corp.	41	9,119
GS Engineering & Construction Corp.	788	16,313
GS Holdings Corp.	809	22,048
GS Retail Co. Ltd.	446	12,350
Halla Holdings Corp.	152	3,463
Hana Financial Group, Inc.	3,628	85,642
Hana Tour Service, Inc.	48	1,546
Handsome Co. Ltd.	74	1,954
Hanjin Heavy Industries & Construction Co. Ltd.(1)	2,594	13,744
Hanjin Kal Corp.	187	11,898
Hanjin Transportation Co. Ltd.	119	4,382
Hankook Tire & Technology Co. Ltd.	672	16,606
Hanmi Pharm Co. Ltd.	25	6,425
Hanon Systems	1,480	16,021
Hansae Co. Ltd.	542	7,902
Hansol Chemical Co. Ltd.	45	6,119
Hansol Paper Co. Ltd.	319	3,587
Hansol Technics Co. Ltd.(1)	511	3,763
Hanwha Aerospace Co. Ltd.(1)	134	2,906
Hanwha Corp.	937	21,584
Hanwha General Insurance Co. Ltd.(1)	2,607	5,895
33

	Shares	Value
Hanwha Investment & Securities Co. Ltd.(1)	1,230	$1,852
Hanwha Life Insurance Co. Ltd.	1,969	2,523
Hanwha Solutions Corp.	2,090	69,816
Harim Holdings Co. Ltd.	345	1,887
HDC Hyundai Development Co-Engineering & Construction, E Shares	178	3,447
Helixmith Co. Ltd.(1)	88	3,638
Hite Jinro Co. Ltd.	419	12,978
HLB Life Science Co. Ltd.(1)	239	3,624
HLB, Inc.(1)	56	4,093
HMM Co. Ltd.(1)	1,519	7,301
Hotel Shilla Co. Ltd.	319	18,833
HS Industries Co. Ltd.	758	4,376
Huchems Fine Chemical Corp.	426	6,474
Hugel, Inc.(1)	45	6,200
Huons Co. Ltd.	108	6,559
Hyosung Advanced Materials Corp.(1)	16	1,821
Hyosung Corp.	57	3,204
Hyundai Bioscience Co. Ltd.(1)	161	1,530
Hyundai Construction Equipment Co. Ltd.(1)	148	2,707
Hyundai Department Store Co. Ltd.	221	9,968
Hyundai Electric & Energy System Co. Ltd.(1)	591	5,818
Hyundai Elevator Co. Ltd.	412	14,200
Hyundai Engineering & Construction Co. Ltd.	375	10,151
Hyundai Glovis Co. Ltd.	133	16,208
Hyundai Heavy Industries Holdings Co. Ltd.	69	13,094
Hyundai Home Shopping Network Corp.	76	4,168
Hyundai Livart Furniture Co. Ltd.	429	5,931
Hyundai Marine & Fire Insurance Co. Ltd.	814	15,098
Hyundai Mipo Dockyard Co. Ltd.	101	2,606
Hyundai Mobis Co. Ltd.	222	41,630
Hyundai Motor Co.	861	127,156
Hyundai Steel Co.	167	3,508
Hyundai Wia Corp.	94	3,278
ICD Co. Ltd.	248	3,195
Iljin Materials Co. Ltd.	112	4,676
Ilyang Pharmaceutical Co. Ltd.	116	7,957
iMarketKorea, Inc.	532	3,444
Industrial Bank of Korea	2,016	13,689
Innocean Worldwide, Inc.	122	5,630
Innox Advanced Materials Co. Ltd.(1)	160	6,782
Inscobee, Inc.(1)	756	1,400
Insun ENT Co. Ltd.(1)	580	5,047
Interflex Co. Ltd.(1)	276	2,789
IS Dongseo Co. Ltd.	141	5,251
JB Financial Group Co. Ltd.	3,642	13,112
Jeil Pharmaceutical Co. Ltd.	24	1,115
Jejuair Co. Ltd.(1)	154	1,780
Jusung Engineering Co. Ltd.	892	4,890
JW Holdings Corp.	377	1,629
JW Pharmaceutical Corp.	299	9,588
JYP Entertainment Corp.	645	18,824
34

	Shares	Value
Kakao Corp.	175	$59,681
Kangwon Land, Inc.	467	8,087
KB Financial Group, Inc., ADR	1,730	53,543
KC Co. Ltd.	241	4,067
KC Tech Co. Ltd.	253	4,257
KCC Corp.	80	9,352
KCC Glass Corp.(1)	16	382
KEPCO Plant Service & Engineering Co. Ltd.	121	2,828
Kginicis Co. Ltd.	423	8,349
Kia Motors Corp.	1,832	65,112
KIWOOM Securities Co. Ltd.	185	16,980
Koh Young Technology, Inc.	46	3,474
Kolmar BNH Co. Ltd.	169	9,502
Kolmar Korea Co. Ltd.	104	3,993
Kolmar Korea Holdings Co. Ltd.	244	5,683
Kolon Industries, Inc.	95	2,560
Komipharm International Co. Ltd.(1)	185	2,405
Korea Aerospace Industries Ltd.	802	15,108
Korea Electric Power Corp., ADR(1)	2,740	23,400
Korea Gas Corp.	430	8,527
Korea Information & Communications Co. Ltd.(1)	595	4,608
Korea Investment Holdings Co. Ltd.	482	24,719
Korea Line Corp.(1)	210	2,838
Korea Petrochemical Ind Co. Ltd.	26	2,583
Korea Real Estate Investment & Trust Co. Ltd.	2,088	2,977
Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	148	10,699
Korea United Pharm, Inc.	247	10,354
Korea Zinc Co. Ltd.	42	14,044
Korean Air Lines Co. Ltd.(1)	1,307	19,139
Korean Reinsurance Co.	545	3,361
KT Skylife Co. Ltd.	727	5,200
Kumho Petrochemical Co. Ltd.	283	23,833
Kumho Tire Co., Inc.(1)	1,542	4,726
Kwang Dong Pharmaceutical Co. Ltd.	671	5,473
Kyobo Securities Co. Ltd.	138	782
Kyung Dong Navien Co. Ltd.	141	6,136
L&C Bio Co. Ltd.	49	5,426
LEENO Industrial, Inc.	24	2,555
LegoChem Biosciences, Inc.(1)	200	9,023
LG Chem Ltd.	440	272,366
LG Corp.	313	21,722
LG Display Co. Ltd., ADR(1)	2,486	15,339
LG Electronics, Inc.	1,303	91,909
LG Hausys Ltd.	209	10,173
LG Household & Health Care Ltd.	50	62,198
LG Innotek Co. Ltd.	289	35,082
LG International Corp.	711	8,971
LG Uplus Corp.	3,397	34,129
LIG Nex1 Co. Ltd.	173	4,532
Lotte Chemical Corp.	69	10,957
Lotte Chilsung Beverage Co. Ltd.	28	2,211
Lotte Corp.	231	5,816
35

	Shares	Value
LOTTE Fine Chemical Co. Ltd.	103	$3,869
Lotte Shopping Co. Ltd.	119	7,598
Lotte Tour Development Co. Ltd.(1)	388	6,173
LS Corp.	434	16,466
LS Electric Co. Ltd.	313	14,209
Mando Corp.	617	16,206
Mcnex Co. Ltd.	325	9,138
MedPacto, Inc.(1)	98	8,726
MegaStudyEdu Co. Ltd.	209	5,760
Meritz Financial Group, Inc.	383	2,972
Meritz Fire & Marine Insurance Co. Ltd.	1,106	11,826
Meritz Securities Co. Ltd.	3,333	8,950
Mirae Asset Daewoo Co. Ltd.	2,022	15,718
Mirae Asset Life Insurance Co. Ltd.	2,237	7,045
NAVER Corp.	611	165,057
NCSoft Corp.	52	36,043
Neowiz(1)	283	7,301
NEPES Corp.	356	8,720
Netmarble Corp.(1)	56	7,820
NH Investment & Securities Co. Ltd.	357	2,680
NHN Corp.(1)	94	5,750
NHN KCP Corp.	307	18,566
NICE Holdings Co. Ltd.	459	7,247
NICE Information Service Co. Ltd.	536	8,097
NongShim Co. Ltd.	22	6,682
OCI Co. Ltd.(1)	74	4,007
Orion Corp./Republic of Korea	69	8,139
Orion Holdings Corp.	171	1,883
Osstem Implant Co. Ltd.(1)	144	4,481
Pan Ocean Co. Ltd.(1)	1,048	2,986
Partron Co. Ltd.	1,065	9,092
Pearl Abyss Corp.(1)	25	3,822
PI Advanced Materials Co. Ltd.	430	10,288
Poongsan Corp.	487	9,434
POSCO, ADR	2,817	108,849
POSCO Chemical Co. Ltd.	149	11,087
Posco International Corp.	743	8,475
Pulmuone Co. Ltd.	627	9,863
RFHIC Corp.	133	4,376
S&T Motiv Co. Ltd.	205	9,451
S-1 Corp.	175	12,827
S-Oil Corp.	200	9,460
Samchully Co. Ltd.	65	3,962
Samjin Pharmaceutical Co. Ltd.	249	6,097
Samsung Biologics Co. Ltd.(1)	30	19,584
Samsung C&T Corp.	341	30,824
Samsung Card Co. Ltd.	109	2,639
Samsung Electro-Mechanics Co. Ltd.	619	64,501
Samsung Electronics Co. Ltd., GDR	814	952,023
Samsung Engineering Co. Ltd.(1)	1,675	15,849
Samsung Fire & Marine Insurance Co. Ltd.	317	49,762
Samsung Heavy Industries Co. Ltd.(1)	655	2,835
36

	Shares	Value
Samsung Life Insurance Co. Ltd.	226	$11,591
Samsung SDI Co. Ltd.	179	68,018
Samsung SDS Co. Ltd.	90	11,881
Samsung Securities Co. Ltd.	572	14,440
Samwha Capacitor Co. Ltd.	200	9,057
Samyang Foods Co. Ltd.	51	4,559
Sangsangin Co. Ltd.	878	4,417
Seah Besteel Corp.	93	766
Seegene, Inc.	123	27,275
Seoul Semiconductor Co. Ltd.	725	9,896
SFA Engineering Corp.	105	2,918
SFA Semicon Co. Ltd.(1)	2,124	8,867
Shinhan Financial Group Co. Ltd., ADR	1,736	43,261
Shinsegae International, Inc.	26	2,959
Shinsegae, Inc.	89	15,171
SK Chemicals Co. Ltd.	169	55,279
SK Discovery Co. Ltd.	88	5,709
SK Holdings Co. Ltd.	281	50,416
SK Hynix, Inc.	1,965	123,640
SK Innovation Co. Ltd.	234	28,371
SK Materials Co. Ltd.	25	5,191
SK Networks Co. Ltd.	3,102	13,517
SK Securities Co. Ltd.	8,304	5,235
SK Telecom Co. Ltd., ADR	1,606	36,890
SKC Co. Ltd.	96	7,436
SM Entertainment Co. Ltd.(1)	126	3,630
Soulbrain Co. Ltd.(1)	82	14,966
Soulbrain Holdings Co., Ltd.	101	3,931
Studio Dragon Corp.(1)	61	4,093
Taeyoung Engineering & Construction Co. Ltd.	803	14,650
TES Co. Ltd.	187	3,340
Tokai Carbon Korea Co. Ltd.	67	6,132
Tongyang Life Insurance Co. Ltd.	1,989	4,972
Tongyang, Inc.	3,527	3,442
Toptec Co. Ltd.	247	3,433
Value Added Technology Co. Ltd.	38	683
Vieworks Co. Ltd.	33	904
Webzen, Inc.(1)	493	14,235
Winix, Inc.	64	991
WiSoL Co. Ltd.	429	5,742
Wonik Materials Co. Ltd.	174	3,573
Woongjin Thinkbig Co. Ltd.	2,317	5,335
Woori Financial Group, Inc.	5,056	36,139
Youngone Corp.	199	5,241
Yuanta Securities Korea Co. Ltd.(1)	1,036	2,619
Yuhan Corp.	95	5,352
		4,958,201
Taiwan — 14.3%
A-DATA Technology Co. Ltd.	2,000	3,531
Ability Enterprise Co. Ltd.	2,000	864
AcBel Polytech, Inc.	2,000	1,760
Accton Technology Corp.	1,000	7,963
37

	Shares	Value
Ace Pillar Co. Ltd.	2,000	$1,526
Acer, Inc.	3,000	2,383
ACES Electronic Co. Ltd.	2,000	2,241
Acter Group Corp. Ltd.	1,000	6,969
Advanced International Multitech Co. Ltd.	1,000	1,154
Advantech Co. Ltd.	1,099	11,349
Airmate Cayman International Co. Ltd.	1,020	882
Airtac International Group	1,000	22,002
Alchip Technologies Ltd.	1,000	17,892
Allis Electric Co. Ltd.	2,100	2,179
Alltek Technology Corp.	2,000	1,398
Alltop Technology Co. Ltd.	2,000	5,995
Alpha Networks, Inc.	5,773	5,488
Altek Corp.	2,000	1,754
Amazing Microelectronic Corp.	1,000	2,778
Ampire Co. Ltd.	2,000	1,334
AMPOC Far-East Co. Ltd.	2,000	2,174
AmTRAN Technology Co. Ltd.(1)	3,000	1,074
Apacer Technology, Inc.	1,000	1,272
APCB, Inc.	2,000	1,485
Apex International Co. Ltd.	4,000	9,834
Arcadyan Technology Corp.	1,000	3,125
Ardentec Corp.	9,000	10,008
Argosy Research, Inc.	2,155	8,604
ASE Technology Holding Co. Ltd., ADR	12,219	50,220
Asia Cement Corp.	20,000	28,896
Asia Optical Co., Inc.	2,000	4,487
Asia Pacific Telecom Co. Ltd.(1)	2,621	661
Asia Polymer Corp.	3,150	1,983
Asia Vital Components Co. Ltd.	6,000	14,294
ASROCK, Inc.	2,000	13,529
Asustek Computer, Inc.	7,000	57,829
Aten International Co. Ltd.	2,000	5,751
AU Optronics Corp., ADR(1)	6,082	21,165
Audix Corp.	1,000	1,380
AURAS Technology Co. Ltd.	1,000	7,544
AVY Precision Technology, Inc.	1,020	856
Bank of Kaohsiung Co. Ltd.	4,000	1,376
BenQ Materials Corp.	2,000	1,525
BES Engineering Corp.	25,000	6,943
Bin Chuan Enterprise Co. Ltd.	2,000	2,224
Bizlink Holding, Inc.	1,000	8,387
Brighton-Best International Taiwan, Inc.	1,000	877
Capital Securities Corp.	27,000	10,101
Career Technology MFG. Co. Ltd.	1,020	976
Casetek Holdings Ltd.	4,000	11,588
Catcher Technology Co. Ltd.	5,000	34,060
Cathay Financial Holding Co. Ltd.	33,000	44,724
Central Reinsurance Co. Ltd.	2,000	1,365
Chailease Holding Co. Ltd.	1,040	4,580
ChainQui Construction Development Co. Ltd.	2,200	1,487
Chang Hwa Commercial Bank Ltd.	7,280	4,515
38

	Shares	Value
Chang Wah Electromaterials, Inc.	10,000	$6,838
Chang Wah Technology Co. Ltd.	1,000	1,320
Channel Well Technology Co. Ltd.	2,000	3,095
Charoen Pokphand Enterprise	3,000	6,960
CHC Healthcare Group	1,000	1,412
Chenbro Micom Co. Ltd.	2,000	6,206
Cheng Loong Corp.	12,000	12,334
Cheng Shin Rubber Industry Co. Ltd.	9,000	11,020
Cheng Uei Precision Industry Co. Ltd.	5,000	7,126
Chia Chang Co. Ltd.	1,000	1,331
Chia Hsin Cement Corp.	2,000	1,144
Chicony Electronics Co. Ltd.	9,000	27,093
Chicony Power Technology Co. Ltd.	4,000	10,074
Chilisin Electronics Corp.	1,000	3,356
Chin-Poon Industrial Co. Ltd.	7,000	6,053
China Airlines Ltd.(1)	33,000	9,570
China Bills Finance Corp.	12,000	5,965
China Chemical & Pharmaceutical Co. Ltd.	2,000	1,647
China Development Financial Holding Corp.	109,000	31,670
China General Plastics Corp.	2,100	1,363
China Life Insurance Co. Ltd.	20,000	13,981
China Man-Made Fiber Corp.(1)	6,000	1,554
China Metal Products	1,000	913
China Motor Corp.(1)	5,000	7,199
China Petrochemical Development Corp.	10,000	2,932
China Steel Chemical Corp.	2,000	6,294
China Steel Corp.	35,000	23,658
Chinese Maritime Transport Ltd.	1,000	881
Ching Feng Home Fashions Co. Ltd.	1,000	1,187
Chipbond Technology Corp.	7,000	13,364
ChipMOS Technologies, Inc.	4,000	3,962
Chlitina Holding Ltd.	1,000	7,146
Chong Hong Construction Co. Ltd.	2,000	5,708
Chroma ATE, Inc.	1,000	5,473
Chung Hung Steel Corp.(1)	4,000	1,263
Chung-Hsin Electric & Machinery Manufacturing Corp.	9,000	11,499
Chunghwa Telecom Co. Ltd., ADR	1,359	50,174
Cleanaway Co. Ltd.	1,000	5,415
Clevo Co.	8,000	8,058
CMC Magnetics Corp.	7,000	1,935
Co-Tech Development Corp.	1,000	1,291
Compal Electronics, Inc.	41,000	25,800
Compeq Manufacturing Co. Ltd.	13,000	19,249
Concord Securities Co. Ltd.	4,028	1,513
Coretronic Corp.	7,000	8,345
Creative Sensor, Inc.	2,000	1,181
CTBC Financial Holding Co. Ltd.	126,000	81,259
CTCI Corp.	3,000	3,673
CyberTAN Technology, Inc.	3,000	1,544
Delta Electronics, Inc.	5,000	32,124
Dimerco Express Corp.	2,000	4,609
Dyaco International, Inc.	1,000	4,715
39

	Shares	Value
Dynamic Electronics Co. Ltd.(1)	3,000	$1,792
E Ink Holdings, Inc.	1,000	1,400
E-LIFE MALL Corp.	1,000	2,387
E.Sun Financial Holding Co. Ltd.	37,789	34,979
Eclat Textile Co. Ltd.	1,000	13,149
Edom Technology Co. Ltd.	2,000	1,255
Elite Advanced Laser Corp.	3,000	6,500
Elite Material Co. Ltd.	4,000	23,074
Elite Semiconductor Microelectronics Technology, Inc.	5,000	6,172
Elitegroup Computer Systems Co. Ltd.(1)	3,000	1,428
Epistar Corp.(1)	9,000	12,205
Eson Precision Ind Co. Ltd.	1,000	1,166
Eternal Materials Co. Ltd.	11,000	12,909
Eva Airways Corp.	24,000	9,368
Evergreen International Storage & Transport Corp.	13,000	6,370
Evergreen Marine Corp. Taiwan Ltd.(1)	24,000	14,181
Everlight Chemical Industrial Corp.	2,000	1,089
Everlight Electronics Co. Ltd.	6,000	7,042
Excellence Opto, Inc.	2,000	2,251
Excelsior Medical Co. Ltd.	3,000	5,770
Far Eastern Department Stores Ltd.	15,000	13,258
Far Eastern International Bank	27,000	10,294
Far Eastern New Century Corp.	30,000	26,966
Far EasTone Telecommunications Co. Ltd.	13,000	27,109
Farglory F T Z Investment Holding Co. Ltd.	2,000	1,921
Farglory Land Development Co. Ltd.	2,000	3,267
Federal Corp.(1)	3,000	2,389
Feng Hsin Steel Co. Ltd.	7,000	13,577
Feng TAY Enterprise Co. Ltd.	1,200	6,947
First Financial Holding Co. Ltd.	36,050	26,059
First Steamship Co. Ltd.	15,000	5,124
FLEXium Interconnect, Inc.	5,000	21,380
Flytech Technology Co. Ltd.	2,000	4,224
FocalTech Systems Co. Ltd.(1)	7,000	7,859
Formosa Advanced Technologies Co. Ltd.	5,000	5,964
Formosa Chemicals & Fibre Corp.	7,000	16,147
Formosa International Hotels Corp.	1,000	4,475
Formosa Optical Technology Co. Ltd.	1,000	2,042
Formosa Petrochemical Corp.	4,000	11,155
Formosa Plastics Corp.	11,000	29,268
Formosa Sumco Technology Corp.	2,000	7,003
Formosa Taffeta Co. Ltd.	5,000	5,386
Formosan Rubber Group, Inc.	2,000	1,417
Founding Construction & Development Co. Ltd.	2,000	1,097
Foxconn Technology Co. Ltd.	6,000	10,642
Foxsemicon Integrated Technology, Inc.	1,000	6,476
FSP Technology, Inc.	2,000	2,243
Fubon Financial Holding Co. Ltd.	40,000	58,198
Fulgent Sun International Holding Co. Ltd.	1,000	4,277
Full Wang International Development Co. Ltd.	2,000	998
Fusheng Precision Co. Ltd.	1,000	5,883
G Shank Enterprise Co. Ltd.	2,000	1,303
40

	Shares	Value
Gemtek Technology Corp.	8,000	$7,546
General Interface Solution Holding Ltd.	3,000	13,225
Genesys Logic, Inc.	1,000	2,372
Getac Technology Corp.	5,000	8,303
Giant Manufacturing Co. Ltd.	1,000	10,356
Gigabyte Technology Co. Ltd.	7,000	20,193
Ginko International Co. Ltd.	2,100	9,054
Global Brands Manufacture Ltd.	2,000	1,359
Globalwafers Co. Ltd.	2,000	26,845
Globe Union Industrial Corp.	2,000	945
Gloria Material Technology Corp.	2,000	1,090
Gold Circuit Electronics Ltd.(1)	2,000	3,485
Goldsun Building Materials Co. Ltd.	7,000	5,156
Gourmet Master Co. Ltd.	2,000	6,795
Grand Pacific Petrochemical(1)	15,000	9,779
Grape King Bio Ltd.	1,000	6,125
Greatek Electronics, Inc.	6,000	10,257
GTM Holdings Corp.	2,000	1,562
Hannstar Board Corp.	5,301	7,837
HannStar Display Corp.(1)	33,000	9,012
HannsTouch Solution, Inc.	3,000	1,009
Highlight Tech Corp.	2,000	2,483
Highwealth Construction Corp.	1,000	1,578
Hiroca Holdings Ltd.	1,000	2,099
Hitron Technology, Inc.	7,000	5,307
Hiwin Technologies Corp.	1,030	11,210
Ho Tung Chemical Corp.	6,000	1,987
Holiday Entertainment Co. Ltd.	1,000	2,159
Holy Stone Enterprise Co. Ltd.	3,000	10,592
Hon Hai Precision Industry Co. Ltd.	63,000	164,846
Hong Pu Real Estate Development Co. Ltd.	2,000	1,640
Hong YI Fiber Industry Co.	2,000	1,049
Hota Industrial Manufacturing Co. Ltd.	2,000	7,101
Hotai Finance Co. Ltd.	2,000	5,496
Hotai Motor Co. Ltd.	1,000	20,262
Hsing TA Cement Co.	2,000	1,259
HTC Corp.(1)	9,000	9,209
Hu Lane Associate, Inc.	1,025	2,618
Hua Nan Financial Holdings Co. Ltd.	26,400	16,223
Huaku Development Co. Ltd.	4,000	12,204
Huang Hsiang Construction Corp.	1,000	1,315
Hung Ching Development & Construction Co. Ltd.	2,000	1,324
Hung Sheng Construction Ltd.	2,400	1,408
I-Sheng Electric Wire & Cable Co. Ltd.	1,000	1,404
IBF Financial Holdings Co. Ltd.	25,426	10,003
Ichia Technologies, Inc.	2,000	1,168
Innodisk Corp.	1,020	5,515
Innolux Corp.	93,000	28,749
Inpaq Technology Co. Ltd.	1,000	1,222
Integrated Service Technology, Inc.(1)	1,000	2,166
International CSRC Investment Holdings Co.	3,000	2,101
Inventec Corp.	31,000	23,984
41

	Shares	Value
ITE Technology, Inc.	1,000	$2,540
ITEQ Corp.	2,000	8,122
Jentech Precision Industrial Co. Ltd.	1,000	10,401
Jih Sun Financial Holdings Co. Ltd.	19,310	6,837
K Laser Technology, Inc.(1)	2,000	1,097
Kenda Rubber Industrial Co. Ltd.	1,000	1,088
Kenmec Mechanical Engineering Co. Ltd.	2,000	1,841
Kindom Development Co. Ltd.	6,000	8,056
King Yuan Electronics Co. Ltd.	13,000	13,774
King's Town Bank Co. Ltd.	7,000	8,698
Kinik Co.	1,000	2,177
Kinpo Electronics	22,000	8,599
Kinsus Interconnect Technology Corp.	6,000	12,998
KS Terminals, Inc.	1,000	1,478
Kung Long Batteries Industrial Co. Ltd.	2,000	9,462
Kung Sing Engineering Corp.(1)	4,000	1,467
Kuoyang Construction Co. Ltd.	1,000	987
L&K Engineering Co. Ltd.	1,000	966
Lextar Electronics Corp.(1)	3,000	2,197
Lien Hwa Industrial Holdings Corp.	1,160	1,658
Lingsen Precision Industries Ltd.(1)	4,000	1,576
Lite-On Technology Corp.	23,000	36,347
Long Da Construction & Development Corp.	2,000	1,195
Longchen Paper & Packaging Co. Ltd.	15,000	8,889
Longwell Co.	1,000	1,810
Lotes Co. Ltd.	1,000	14,537
Lumax International Corp. Ltd.	1,000	2,284
Lung Yen Life Service Corp.	3,000	5,617
Macauto Industrial Co. Ltd.	2,000	6,330
Macronix International	5,000	5,122
Makalot Industrial Co. Ltd.	2,000	13,401
MediaTek, Inc.	3,000	56,786
Mega Financial Holding Co. Ltd.	28,000	27,833
Meiloon Industrial Co.	2,000	1,606
Mercuries & Associates Holding Ltd.	4,400	3,720
Mercuries Life Insurance Co. Ltd.(1)	21,000	6,729
Merry Electronics Co. Ltd.	2,000	10,469
Micro-Star International Co. Ltd.	8,000	36,797
Microbio Co. Ltd.(1)	2,000	5,773
Mitac Holdings Corp.	7,840	7,708
Mobiletron Electronics Co. Ltd.	1,000	1,017
MPI Corp.	2,000	7,678
Namchow Holdings Co. Ltd.	1,000	1,459
Nan Kang Rubber Tire Co. Ltd.	3,000	4,794
Nan Liu Enterprise Co. Ltd.	1,000	9,199
Nan Ren Lake Leisure Amusement Co. Ltd.	2,000	637
Nan Ya Plastics Corp.	8,000	16,739
Nan Ya Printed Circuit Board Corp.	1,000	4,090
Nantex Industry Co. Ltd.	1,000	1,596
Nanya Technology Corp.	2,000	3,525
Nichidenbo Corp.	4,000	6,172
Nien Made Enterprise Co. Ltd.	2,000	22,992
42

	Shares	Value
Novatek Microelectronics Corp.	2,000	$16,314
O-Bank Co. Ltd.	21,000	4,883
O-TA Precision Industry Co. Ltd.	1,000	1,522
OptoTech Corp.(1)	2,000	1,453
Orient Semiconductor Electronics Ltd.(1)	4,000	1,476
Oriental Union Chemical Corp.	2,000	1,159
Pan Jit International, Inc.	2,000	2,496
Pan-International Industrial Corp.	2,000	1,204
Parade Technologies Ltd.	1,000	35,270
Pegatron Corp.	20,000	42,556
PharmaEngine, Inc.	3,000	7,328
Phison Electronics Corp.	1,000	9,413
Plotech Co. Ltd.	2,000	1,667
Pou Chen Corp.	11,000	10,350
Powertech Technology, Inc.	11,000	32,290
Poya International Co. Ltd.	1,000	19,565
President Chain Store Corp.	2,000	18,407
President Securities Corp.	14,280	7,926
Primax Electronics Ltd.	3,000	4,554
Prince Housing & Development Corp.	19,000	6,626
Promate Electronic Co. Ltd.	1,000	1,129
Qisda Corp.	2,000	1,266
Quang Viet Enterprise Co. Ltd.	1,000	4,068
Quanta Computer, Inc.	17,000	44,512
Quanta Storage, Inc.	5,000	7,453
Radiant Opto-Electronics Corp.	3,000	11,036
Radium Life Tech Co. Ltd.	2,000	707
Realtek Semiconductor Corp.	3,000	38,777
Rechi Precision Co. Ltd.	2,000	1,351
Rich Development Co. Ltd.	6,000	1,912
Roo Hsing Co. Ltd.(1)	3,000	1,272
Ruentex Development Co. Ltd.	3,000	4,407
Ruentex Engineering & Construction Co.	2,000	4,127
Ruentex Industries Ltd.	4,000	9,468
Ruentex Materials Co. Ltd.	1,000	1,325
Sampo Corp.	9,000	7,132
San Fang Chemical Industry Co. Ltd.	2,000	1,420
San Far Property Ltd.(1)	2,000	1,151
San Shing Fastech Corp.	3,000	4,598
Sanyang Motor Co. Ltd.	2,000	1,612
SCI Pharmtech, Inc.	1,000	4,386
SDI Corp.	1,000	1,621
Sercomm Corp.	1,000	2,644
Shan-Loong Transportation Co. Ltd.	2,000	2,031
Shanghai Commercial & Savings Bank Ltd. (The)	8,000	11,379
Sheng Yu Steel Co. Ltd.	2,000	1,228
ShenMao Technology, Inc.	2,000	1,808
Shin Kong Financial Holding Co. Ltd.	87,118	24,568
Shin Zu Shing Co. Ltd.	3,123	16,018
Shining Building Business Co. Ltd.(1)	3,000	1,026
Shinkong Insurance Co. Ltd.	5,000	6,006
Shinkong Synthetic Fibers Corp.	16,000	6,639
43

	Shares	Value
Sigurd Microelectronics Corp.	7,000	$9,081
Simplo Technology Co. Ltd.	2,000	22,786
Sinbon Electronics Co. Ltd.	1,000	6,149
Sincere Navigation Corp.	2,000	1,084
Sino-American Silicon Products, Inc.	7,000	22,949
Sinon Corp.	10,000	7,186
SinoPac Financial Holdings Co. Ltd.	78,000	28,638
Sinyi Realty, Inc.	1,000	999
Sirtec International Co. Ltd.	1,000	910
Sitronix Technology Corp.	1,000	4,896
Siward Crystal Technology Co. Ltd.	2,000	1,545
Soft-World International Corp.	1,000	3,123
Solar Applied Materials Technology Co.	2,000	2,765
Sonix Technology Co. Ltd.	1,000	1,828
Sporton International, Inc.	1,000	9,139
St Shine Optical Co. Ltd.	1,000	10,072
Standard Foods Corp.	3,000	6,505
Stark Technology, Inc.	3,000	6,334
Sunjuice Holdings Co. Ltd.	1,000	7,586
Sunonwealth Electric Machine Industry Co. Ltd.	1,000	2,125
Supreme Electronics Co. Ltd.	7,000	7,098
Sweeten Real Estate Development Co. Ltd.	2,160	1,570
Syncmold Enterprise Corp.	2,000	5,635
Synnex Technology International Corp.	20,000	29,752
Systex Corp.	4,000	11,897
T3EX Global Holdings Corp.	2,000	2,435
Ta Ya Electric Wire & Cable	2,000	1,016
TA-I Technology Co. Ltd.	3,000	7,081
Tai-Saw Technology Co. Ltd.(1)	2,000	1,868
Taichung Commercial Bank Co. Ltd.	27,352	10,387
Taiflex Scientific Co. Ltd.	4,000	7,022
Tainan Spinning Co. Ltd.	3,000	1,194
Taishin Financial Holding Co. Ltd.	72,642	32,760
TaiSol Electronics Co. Ltd.	2,000	4,549
Taisun Enterprise Co. Ltd.	2,000	1,562
Taita Chemical Co. Ltd.	3,090	2,336
Taiwan Business Bank	45,150	15,370
Taiwan Cement Corp.	45,150	65,890
Taiwan Cogeneration Corp.	7,000	8,929
Taiwan Cooperative Financial Holding Co. Ltd.	36,050	24,595
Taiwan FamilyMart Co. Ltd.	1,000	9,154
Taiwan Fertilizer Co. Ltd.	4,000	7,386
Taiwan Fire & Marine Insurance Co. Ltd.	2,000	1,342
Taiwan FU Hsing Industrial Co. Ltd.	4,000	5,858
Taiwan Glass Industry Corp.(1)	6,000	2,347
Taiwan High Speed Rail Corp.	11,000	12,131
Taiwan Hon Chuan Enterprise Co. Ltd.	5,000	9,995
Taiwan Hopax Chemicals Manufacturing Co. Ltd.	2,000	1,535
Taiwan Land Development Corp.(1)	4,000	1,062
Taiwan Mobile Co. Ltd.	2,000	6,914
Taiwan Paiho Ltd.	1,000	2,682
Taiwan PCB Techvest Co. Ltd.	6,000	8,671
44

	Shares	Value
Taiwan Sakura Corp.	1,000	$1,618
Taiwan Secom Co. Ltd.	4,000	11,581
Taiwan Semiconductor Co. Ltd.	1,000	1,275
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	15,781	1,250,644
Taiwan Shin Kong Security Co. Ltd.	1,010	1,251
Taiwan Styrene Monomer	2,000	1,070
Taiwan Surface Mounting Technology Corp.	4,000	16,149
Taiwan TEA Corp.(1)	2,000	1,122
Taiwan Union Technology Corp.	1,000	4,041
Tatung Co. Ltd.(1)	2,000	1,168
Te Chang Construction Co. Ltd.	1,000	1,017
Teco Electric and Machinery Co. Ltd.	9,000	8,986
Tera Autotech Corp.	1,081	916
Test Research, Inc.	1,000	1,999
Test Rite International Co. Ltd.	2,000	1,538
Thinking Electronic Industrial Co. Ltd.	2,000	7,410
Thye Ming Industrial Co. Ltd.	1,000	965
Ton Yi Industrial Corp.(1)	4,000	1,322
Tong Hsing Electronic Industries Ltd.	1,000	4,503
Tong Yang Industry Co. Ltd.	2,000	2,634
Tong-Tai Machine & Tool Co. Ltd.	2,000	875
Topco Scientific Co. Ltd.	2,000	8,155
Topoint Technology Co. Ltd.	2,000	1,565
TPK Holding Co. Ltd.(1)	2,000	3,350
Transcend Information, Inc.	3,000	6,727
Tripod Technology Corp.	2,000	7,875
Tsann Kuen Enterprise Co. Ltd.	2,000	1,257
TSRC Corp.	2,000	1,193
TTY Biopharm Co. Ltd.	1,000	2,362
Tung Ho Steel Enterprise Corp.	10,000	9,103
TXC Corp.	2,000	5,245
TYC Brother Industrial Co. Ltd.	2,000	1,534
Tyntek Corp.	3,000	1,647
U-Ming Marine Transport Corp.	5,000	5,098
Uni-President Enterprises Corp.	20,000	45,369
Unimicron Technology Corp.	7,000	17,515
Union Bank of Taiwan	22,470	7,844
Union Insurance Co. Ltd.	2,000	1,291
Unitech Printed Circuit Board Corp.	5,000	3,514
United Microelectronics Corp.	118,000	84,388
Univacco Technology, Inc.	2,000	1,625
Universal Cement Corp.	2,000	1,325
UPC Technology Corp.	4,000	1,742
USI Corp.	6,000	2,640
Vanguard International Semiconductor Corp.	4,000	12,730
Wafer Works Corp.	6,000	7,105
Wah Lee Industrial Corp.	1,000	1,925
Walsin Lihwa Corp.	37,000	21,186
Walsin Technology Corp.	3,000	16,294
Walton Advanced Engineering, Inc.(1)	3,000	1,016
Wan Hai Lines Ltd.	3,000	2,162
Wei Chuan Foods Corp.	2,000	1,419
45

	Shares	Value
Weikeng Industrial Co. Ltd.	2,000	$1,226
Well Shin Technology Co. Ltd.	1,000	1,604
Weltrend Semiconductor	2,000	2,006
Win Semiconductors Corp.	2,000	19,415
Winbond Electronics Corp.	13,000	5,359
Winstek Semiconductor Co. Ltd.	2,000	1,605
Wisdom Marine Lines Co. Ltd.	2,047	1,613
Wistron Corp.	30,000	32,514
Wiwynn Corp.	1,000	26,578
WPG Holdings Ltd.	6,000	8,392
WT Microelectronics Co. Ltd.	5,000	6,647
WUS Printed Circuit Co. Ltd.	2,000	2,150
Xxentria Technology Materials Corp.	1,000	1,765
Yageo Corp.	1,000	11,302
Yang Ming Marine Transport Corp.(1)	5,000	1,717
YC INOX Co. Ltd.	2,000	1,622
YCC Parts Manufacturing Co. Ltd.	1,000	1,539
Yem Chio Co. Ltd.	3,000	1,567
YFY, Inc.	24,000	14,893
Yieh Phui Enterprise Co. Ltd.(1)	5,000	1,615
Yonyu Plastics Co. Ltd.	1,000	1,140
Youngtek Electronics Corp.	1,000	1,964
Yuanta Financial Holding Co. Ltd.	67,600	42,263
Yulon Finance Corp.	1,100	3,731
Yulon Motor Co. Ltd.(1)	10,000	8,590
YungShin Global Holding Corp.	1,000	1,499
Yungtay Engineering Co. Ltd.	1,000	1,863
Zeng Hsing Industrial Co. Ltd.	1,000	4,680
Zenitron Corp.	2,000	1,351
Zero One Technology Co. Ltd.	2,000	2,918
Zhen Ding Technology Holding Ltd.	3,000	12,519
Zig Sheng Industrial Co. Ltd.(1)	4,000	1,201
		5,224,900
Thailand — 2.3%
Advanced Info Service PCL, NVDR	5,600	32,867
AEON Thana Sinsap Thailand PCL, NVDR	500	1,710
Airports of Thailand PCL, NVDR	9,200	16,495
Amanah Leasing PCL	9,200	764
Amata Corp. PCL, NVDR	12,200	5,146
AP Thailand PCL, NVDR	41,200	8,287
Asia Sermkij Leasing PCL, NVDR	1,200	712
B Grimm Power PCL, NVDR	9,700	14,378
Bangchak Corp. PCL, NVDR	18,000	10,196
Bangkok Airways PCL, NVDR	4,300	790
Bangkok Aviation Fuel Services PCL, NVDR	1,000	704
Bangkok Bank PCL, NVDR	2,700	9,202
Bangkok Chain Hospital PCL, NVDR	5,900	2,950
Bangkok Dusit Medical Services PCL, NVDR	23,700	15,803
Bangkok Expressway & Metro PCL, NVDR	33,200	9,614
Bangkok Land PCL, NVDR	61,200	1,939
Bangkok Life Assurance PCL, NVDR	14,300	7,365
Banpu PCL, NVDR	19,300	3,548
46

	Shares	Value
Banpu Power PCL, NVDR	1,800	$824
BCPG PCL, NVDR	3,600	1,477
BEC World PCL, NVDR(1)	5,100	754
Berli Jucker PCL, NVDR	1,000	1,181
BTS Group Holdings PCL, NVDR	7,200	2,399
Bumrungrad Hospital PCL, NVDR	4,200	14,873
Cal-Comp Electronics Thailand PCL, NVDR	24,300	1,371
Carabao Group PCL, NVDR	3,100	12,098
Central Pattana PCL, NVDR	10,800	16,254
Central Plaza Hotel PCL, NVDR(1)	1,900	1,643
Central Retail Corp. PCL, NVDR(1)	5,741	5,457
CH Karnchang PCL, NVDR	12,400	7,648
Charoen Pokphand Foods PCL, NVDR	23,700	24,668
Chularat Hospital PCL, NVDR	50,400	4,203
CK Power PCL, NVDR(1)	6,000	1,162
Com7 PCL, NVDR	3,300	4,339
CP ALL PCL, NVDR(1)	15,500	31,709
Dhipaya Insurance PCL, NVDR	5,900	5,347
Diamond Building Products PCL, NVDR	5,000	1,072
Dohome PCL, NVDR	3,500	1,564
Dynasty Ceramic PCL, NVDR	84,500	6,994
Eastern Polymer Group PCL, NVDR	4,300	650
Eastern Water Resources Development and Management PCL, NVDR	2,900	927
Ekachai Medical Care PCL, NVDR(1)	4,700	650
Electricity Generating PCL, NVDR	1,000	7,115
Energy Absolute PCL, NVDR	4,500	6,043
Erawan Group PCL (The), NVDR	8,700	925
Esso Thailand PCL, NVDR(1)	4,400	926
GFPT PCL, NVDR	16,100	6,709
Global Power Synergy PCL, NVDR	800	1,639
Gulf Energy Development PCL, NVDR	2,500	2,525
Gunkul Engineering PCL, NVDR	30,600	2,489
Haad Thip PCL, NVDR	1,400	1,204
Hana Microelectronics PCL, NVDR	10,400	13,242
Home Product Center PCL, NVDR	30,200	14,413
Ichitan Group PCL, NVDR	5,600	1,596
Indorama Ventures PCL, NVDR	19,400	14,678
Intouch Holdings PCL, NVDR	4,900	8,566
IRPC PCL, NVDR	69,200	5,176
Italian-Thai Development PCL, NVDR(1)	149,800	4,977
Jasmine International PCL, NVDR	53,400	4,962
Jay Mart PCL, NVDR	5,000	2,509
JMT Network Services PCL, NVDR	2,100	2,167
JWD Infologistics PCL, NVDR	3,900	943
Kasikornbank PCL, NVDR	3,000	8,087
KCE Electronics PCL, NVDR	7,800	7,299
KGI Securities Thailand PCL, NVDR	47,000	5,069
Kiatnakin Phatra Bank PCL, NVDR	4,500	5,719
Krung Thai Bank PCL, NVDR	23,800	7,267
Krungthai Card PCL, NVDR	10,800	10,653
Land & Houses PCL, NVDR	28,200	6,659
47

	Shares	Value
LPN Development PCL, NVDR	37,300	$5,922
Major Cineplex Group PCL, NVDR	17,300	9,701
MBK PCL, NVDR	6,500	2,606
MC Group PCL, NVDR	4,300	1,328
MCS Steel PCL, NVDR	3,400	1,475
Mega Lifesciences PCL, NVDR	7,500	9,063
Minor International PCL, NVDR(1)	13,500	9,696
MK Real Estate Development PCL, NVDR(1)	10,100	947
MK Restaurants Group PCL, NVDR	600	996
Muangthai Capital PCL, NVDR(1)	6,200	9,881
Noble Development PCL, NVDR	2,700	1,040
Nusasiri PCL, NVDR(1)	94,600	940
Osotspa PCL, NVDR	4,000	5,003
Polyplex Thailand PCL, NVDR	2,400	1,915
Precious Shipping PCL, NVDR(1)	4,300	644
Premier Marketing PCL, NVDR	3,900	902
Prima Marine PCL, NVDR	5,000	1,424
Property Perfect PCL, NVDR	40,700	482
Pruksa Holding PCL, NVDR	16,600	6,168
PTG Energy PCL, NVDR	19,400	11,962
PTT Exploration & Production PCL, NVDR	9,000	25,589
PTT Global Chemical PCL, NVDR	11,800	17,417
PTT PCL, NVDR	34,700	39,936
Quality Houses PCL, NVDR	108,900	7,751
Raimon Land PCL, NVDR(1)	40,600	818
Rajthanee Hospital PCL, NVDR	1,400	965
Ratch Group PCL, NVDR	3,900	7,005
Ratchthani Leasing PCL, NVDR	9,300	1,089
Regional Container Lines PCL, NVDR(1)	8,100	854
Rojana Industrial Park PCL, NVDR	6,800	937
RS PCL, NVDR	2,400	1,444
S 11 Group PCL, NVDR	4,200	856
Sansiri PCL, NVDR	159,700	3,723
SEAFCO PCL, NVDR	5,200	939
Siam Cement PCL (The), NVDR	2,600	29,469
Siam Commercial Bank PCL (The), NVDR	4,400	10,188
Siam Future Development PCL, NVDR	5,800	828
Siam Global House PCL, NVDR	5,448	3,578
Siamgas & Petrochemicals PCL, NVDR	27,100	7,768
Singha Estate PCL, NVDR	20,100	928
Sino-Thai Engineering & Construction PCL, NVDR	17,200	7,251
SNC Former PCL, NVDR	2,800	898
Somboon Advance Technology PCL, NVDR	2,000	760
SPCG PCL, NVDR	13,200	7,586
Sri Trang Agro-Industry PCL, NVDR(1)	22,400	18,632
Srisawad Corp. PCL, NVDR	7,600	11,116
Srisawad Finance PCL, NVDR(1)	4,400	3,937
Star Petroleum Refining PCL, NVDR	18,400	4,024
STP & I PCL, NVDR	7,300	922
Supalai PCL, NVDR	17,300	9,310
Super Energy Corp. PCL, NVDR	129,100	3,392
Susco PCL, NVDR	10,600	896
48

	Shares	Value
Taokaenoi Food & Marketing PCL, NVDR	2,900	$1,004
Thai Airways International PCL, NVDR(1)	6,800	721
Thai Oil PCL, NVDR	5,400	7,154
Thai Union Group PCL, NVDR	32,500	14,671
Thai Vegetable Oil PCL, NVDR	3,400	2,956
Thaifoods Group PCL, NVDR	70,100	10,321
Thanachart Capital PCL, NVDR	1,200	1,237
Thoresen Thai Agencies PCL, NVDR	7,000	646
Tipco Asphalt PCL, NVDR	11,200	8,906
Tisco Financial Group PCL, NVDR	3,400	7,320
TMB Bank PCL, NVDR	80,600	2,425
TOA Paint Thailand PCL, NVDR	2,300	2,895
Total Access Communication PCL, NVDR	6,500	7,438
TPI Polene PCL, NVDR	156,800	6,331
TPI Polene Power PCL, NVDR	10,200	1,414
TQM Corp. PCL, NVDR	700	2,825
True Corp. PCL, NVDR	110,200	11,703
TTW PCL, NVDR	2,500	1,075
U City PCL, NVDR(1)	30,800	1,357
Unique Engineering & Construction PCL, NVDR	4,000	632
Univanich Palm Oil PCL, NVDR	5,800	834
VGI PCL, NVDR	3,100	693
Vinythai PCL, NVDR	1,500	1,140
WHA Corp. PCL, NVDR	9,100	931
WP Energy PCL, NVDR	5,900	888
Zen Corp. Group PCL, NVDR	2,200	609
		856,318
Turkey — 0.4%
Akbank T.A.S.(1)	9,455	6,287
Aksa Akrilik Kimya Sanayii AS	1,279	1,166
Aksa Enerji Uretim AS(1)	7,931	5,542
Anadolu Efes Biracilik Ve Malt Sanayii AS	267	705
Arcelik AS(1)	470	1,347
Aselsan Elektronik Sanayi Ve Ticaret AS	614	1,356
Aygaz AS	474	737
Bagfas Bandirma Gubre Fabrikalari AS(1)	416	797
Bera Holding AS(1)	2,301	2,675
BIM Birlesik Magazalar AS	2,155	19,893
Cemtas Celik Makina Sanayi Ve Ticaret AS	729	1,094
Coca-Cola Icecek AS	165	973
Dogan Sirketler Grubu Holding AS	3,552	1,014
Eregli Demir ve Celik Fabrikalari TAS	9,230	10,926
Ford Otomotiv Sanayi AS	106	1,218
Haci Omer Sabanci Holding AS	12,123	12,754
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS(1)	856	1,351
Is Yatirim Menkul Degerler AS	1,327	1,467
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	15,130	6,271
KOC Holding AS	2,319	4,702
Koza Altin Isletmeleri AS(1)	75	793
Koza Anadolu Metal Madencilik Isletmeleri AS(1)	4,008	7,004
Mavi Giyim Sanayi Ve Ticaret AS, B Shares(1)	783	3,958
Migros Ticaret AS(1)	260	1,387
49

	Shares	Value
NET Holding AS(1)	2,629	$776
Nuh Cimento Sanayi AS	462	1,169
Pegasus Hava Tasimaciligi AS(1)	201	1,252
Petkim Petrokimya Holding AS(1)	2,348	1,250
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	1,189	1,292
Sok Marketler Ticaret AS(1)	577	1,009
TAV Havalimanlari Holding AS	626	1,277
Tekfen Holding AS	2,125	4,289
Trakya Cam Sanayii AS	2,741	1,467
Tupras Turkiye Petrol Rafinerileri AS(1)	508	5,525
Turk Hava Yollari AO(1)	5,902	8,479
Turk Traktor ve Ziraat Makineleri AS	120	1,526
Turkcell Iletisim Hizmetleri AS, ADR	2,099	10,243
Turkiye Garanti Bankasi AS(1)	7,976	7,335
Turkiye Halk Bankasi AS(1)	8,002	5,347
Turkiye Is Bankasi AS, C Shares(1)	9,358	6,252
Turkiye Sinai Kalkinma Bankasi AS(1)	10,264	1,521
Turkiye Vakiflar Bankasi TAO, D Shares(1)	3,470	1,921
Vestel Elektronik Sanayi ve Ticaret AS(1)	502	1,255
Zorlu Enerji Elektrik Uretim AS(1)	4,083	1,498
		160,100
TOTAL COMMON STOCKS (Cost $30,974,243)		36,204,330
RIGHTS†
Brazil†
Banco ABC Brasil SA(1)	28	13
Gafisa SA(1)	638	93
		106
Chile†
Cia Sud Americana de Vapores SA(1)	88,575	342
South Africa†
Curro Holdings Ltd.(1)	404	3
Thailand†
Gulf Energy Development PCL, NVDR(1)	250	12
Ratchthani Leasing PCL, NVDR(1)	4,650	398
		410
TOTAL RIGHTS (Cost $439)		861
WARRANTS†
Malaysia†
Vizione Holdings Bhd(1)	2,040	—
Thailand†
BTS Group Holdings PCL, NVDR(1)	720	21
Jay Mart PCL No. 3, NVDR(1)	556	100
Jay Mart PCL No. 4, NVDR(1)	556	70
Minor International PCL, NVDR(1)	613	194
Srisawad Corp. PCL, NVDR(1)	304	—
		385
TOTAL WARRANTS (Cost $—)		385
TEMPORARY CASH INVESTMENTS — 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $552,372)	552,372	552,372
50

	Shares	Value
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $21,366)	21,366	$21,366
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $31,548,420)		36,779,314
OTHER ASSETS AND LIABILITIES — (0.7)%		(240,724)
TOTAL NET ASSETS — 100.0%		$36,538,590

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	2	September 2020	$349,890	$20,874

^Amount represents value and unrealized appreciation (depreciation).

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	17.9%
Consumer Discretionary	16.2%
Financials	15.4%
Communication Services	10.3%
Materials	10.0%
Industrials	7.8%
Consumer Staples	6.1%
Energy	5.2%
Health Care	4.2%
Real Estate	3.4%
Utilities	2.6%
Cash and Equivalents*	0.9%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt
†    Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $460,568. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $501,457, which includes securities collateral of $480,091.

See Notes to Financial Statements.

51

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $31,527,054) — including $460,568 of securities on loan	$36,757,948
Investment made with cash collateral received for securities on loan, at value (cost of $21,366)	21,366
Total investment securities, at value (cost of $31,548,420)	36,779,314
Foreign currency holdings, at value (cost of $12,783)	12,860
Deposits with broker for futures contracts	24,000
Dividends and interest receivable	55,922
Securities lending receivable	796
36,872,892

Liabilities
Disbursements in excess of demand deposit cash	238
Payable for collateral received for securities on loan	21,366
Payable for capital shares redeemed	210,950
Payable for variation margin on futures contracts	1,583
Accrued management fees	10,262
Accrued foreign taxes	89,903
334,302

Net Assets	$36,538,590

Institutional Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	3,538,878

Net Asset Value Per Share	$10.32

Net Assets Consist of:
Capital paid in	$31,004,958
Distributable earnings	5,533,632
$36,538,590

See Notes to Financial Statements.

52

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $85,700)	$643,824
Securities lending, net	2,549
Interest	1,861
648,234

Expenses:
Management fees	59,631

Net investment income (loss)	588,603

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(247,231)
Futures contract transactions	67,870
Foreign currency translation transactions	(613)
(179,974)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(89,903))	5,140,991
Futures contracts	20,874
Translation of assets and liabilities in foreign currencies	24
5,161,889

Net realized and unrealized gain (loss)	4,981,915

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,570,518

(1)December 4, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

53

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$588,603
Net realized gain (loss)	(179,974)
Change in net unrealized appreciation (depreciation)	5,161,889
Net increase (decrease) in net assets resulting from operations	5,570,518

Distributions to Shareholders
From earnings	(36,886)

Capital Share Transactions
Proceeds from shares sold	34,601,945
Proceeds from reinvestment of distributions	36,886
Payments for shares redeemed	(3,633,873)
Net increase (decrease) in net assets from capital share transactions	31,004,958

Net increase (decrease) in net assets	36,538,590

Net Assets
End of period	$36,538,590

Transactions in Shares of the Fund
Sold	3,922,272
Issued in reinvestment of distributions	3,471
Redeemed	(386,865)
Net increase (decrease) in shares of the fund	3,538,878

(1)December 4, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

54

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis Emerging Markets Equity Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek long-term capital appreciation. The fund offers the Institutional Class. The Institutional Class commenced sale on December 4, 2019, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
55

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.
56

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$21,366	—	—	—	$21,366
Gross amount of recognized liabilities for securities lending transactions					$21,366

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the fund's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 34% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.33%.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2020 were $32,026,482 and $837,593, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

57

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$718,633	$1,280,003	—
Chile	40,684	186,579	—
China	4,220,513	9,457,354	—
Colombia	23,407	66,440	—
India	541,513	2,984,268	—
Indonesia	51,918	543,049	—
Mexico	199,471	498,349	—
Peru	104,241	—	—
Philippines	17,695	272,106	—
Russia	35,696	886,058	—
South Africa	340,575	1,145,304	—
South Korea	281,282	4,676,919	—
Taiwan	1,372,203	3,852,697	—
Turkey	10,243	149,857	—
Other Countries	—	2,247,273	—
Rights	—	861	—
Warrants	—	385	—
Temporary Cash Investments	552,372	—	—
Temporary Cash Investments - Securities Lending Collateral	21,366	—	—
	$8,531,812	$28,247,502	—
Other Financial Instruments
Futures Contracts	$20,874	—	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $277,351 futures contracts purchased.
The value of equity price risk derivative instruments as of August 31, 2020, is disclosed on the Statement of Assets and Liabilities as a liability of $1,583 in payable for variation margin on futures contracts*. For the period from December 4, 2019 (fund inception) through August 31, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $67,870 in net realized gain (loss) on futures contract transactions and $20,874 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

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7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the period December 4, 2019 (fund inception) through August 31, 2020 were as follows:

Distributions Paid From
Ordinary income	$36,886
Long-term capital gains	—
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$31,786,355
Gross tax appreciation of investments	$6,917,004
Gross tax depreciation of investments	(1,924,045)
Net tax appreciation (depreciation) of investments	4,992,959
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(89,880)
Net tax appreciation (depreciation)	$4,903,079
Undistributed ordinary income	$685,808
Accumulated short-term capital losses	$(55,255)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2020(3)	$10.00	0.23	0.12	0.35	(0.03)	$10.32	3.57%	0.33%(4)	3.26%(4)	4%	$36,539

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avantis® Emerging Markets Equity Fund (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 4, 2019 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of AAvantis® Emerging Markets Equity Fund as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 4, 2019 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
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controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The
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Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and the lowest of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.

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Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For corporate taxpayers, the fund hereby designates $633, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2020 as qualified for the corporate dividends received deduction.

For the fiscal year ended August 31, 2020, the fund intends to pass through to shareholders foreign source income of $728,891 and foreign taxes paid of $85,111, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on August 31, 2020 are $0.2060 and $0.0241, respectively.
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Notes

72

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96047 2010

Annual Report

August 31, 2020

Avantis® International Equity Fund
Institutional Class (AVDEX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat early in the period. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, stocks largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most stocks rebounded quickly. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. U.S. stocks generally advanced and fared better than their counterparts elsewhere. The growth style significantly outperformed value stocks, which struggled.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our investment professionals have experience weathering unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Total Returns as of August 31, 2020
	Ticker Symbol	Since Inception	Inception Date
Institutional Class	AVDEX	-2.10%	12/4/2019
MSCI World ex USA IMI Index	—	-0.68%	—

Growth of $10,000 Over Life of Fund
$10,000 investment made December 4, 2019

Value on August 31, 2020
Institutional Class — $9,790

MSCI World ex USA IMI Index — $9,932

Total Annual Fund Operating Expenses
Institutional Class 0.23%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Equity seeks long-term capital appreciation by investing in a diverse group of non-U.S. companies across countries, market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an emphasis on the security weights of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance portfolio performance.

Performance Review

For the period from Avantis International Equity’s inception on December 4, 2019, through the portfolio’s fiscal year-end on August 31, 2020, the fund returned -2.10%.* For the same time period, the fund’s benchmark, the MSCI World ex-USA IMI Index, returned -0.68%. Fund returns reflect fees and operating expenses, while index returns do not.

The MSCI World ex-USA IMI Index is an unmanaged index generally representative of the performance of non-U.S. developed markets stocks across capitalization categories. The fund’s underperformance versus the index was largely due to the fund’s emphasis on smaller-cap companies with higher levels of profitability and lower prices relative to their book values, or more value-oriented stocks. These companies generally underperformed larger-cap companies with lower levels of profitability and higher prices relative to their book values.

For example, large/mid-cap growth stocks (as measured by the MSCI World ex-USA Growth Index) returned 9.52% for the reporting period, outperforming small-cap value stocks (as measured by the MSCI World ex-USA Small Cap Value Index), which returned -8.78% for the reporting period.

*Total returns for periods less than one year are not annualized.
4

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Roche Holding AG, ADR	1.3%
Novartis AG, ADR	1.2%
Nestle SA, ADR	0.9%
Reckitt Benckiser Group plc	0.6%
Toyota Motor Corp., ADR	0.6%
Novo Nordisk A/S, ADR	0.6%
TOTAL SE, ADR	0.5%
ASML Holding NV, (New York)	0.5%
LVMH Moet Hennessy Louis Vuitton SE	0.5%
Royal Bank of Canada	0.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Rights	—*
Total Equity Exposure	98.5%
Temporary Cash Investments	1.5%
Temporary Cash Investments - Securities Lending Collateral	0.6%
Other Assets and Liabilities	(0.6)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
Japan	22.7%
United Kingdom	12.6%
Canada	9.2%
Switzerland	8.7%
France	8.7%
Germany	8.0%
Australia	6.3%
Netherlands	3.6%
Sweden	3.5%
Hong Kong	3.0%
Italy	2.1%
Denmark	2.1%
Spain	2.0%
Other Countries	6.0%
Cash and Equivalents*	1.5%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,067.70	$1.20	0.23%
Hypothetical
Institutional Class	$1,000	$1,023.98	$1.17	0.23%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 98.5%
Australia — 6.3%
Adbri Ltd.	2,864	$5,303
Afterpay Ltd.(1)	244	16,320
AGL Energy Ltd.	1,195	12,930
Alkane Resources Ltd.(1)(2)	2,522	2,095
Alliance Aviation Services Ltd.	1,918	5,196
Altium Ltd.	249	6,671
Alumina Ltd.	4,089	4,654
AMP Ltd.(1)	36,465	40,542
Ampol Ltd.	1,124	21,335
Ansell Ltd.	204	5,780
APA Group	3,944	30,069
Appen Ltd.	277	7,024
ARB Corp. Ltd.	363	6,954
Ardent Leisure Group Ltd.(1)	1,272	393
Aristocrat Leisure Ltd.	1,647	33,757
Asaleo Care Ltd.	1,434	1,157
ASX Ltd.	140	8,974
Atlas Arteria Ltd.	1,021	4,864
Atlassian Corp. plc, Class A(1)	327	62,706
Aurelia Metals Ltd.	13,171	5,185
Aurizon Holdings Ltd.	11,212	35,606
AusNet Services	9,877	13,250
Austal Ltd.	2,271	5,882
Australia & New Zealand Banking Group Ltd.	6,634	87,712
Australian Agricultural Co. Ltd.(1)	2,182	1,681
Australian Ethical Investment Ltd.(2)	409	1,420
Australian Finance Group Ltd.	704	953
Australian Pharmaceutical Industries Ltd.	6,282	5,024
Australian Strategic Materials Ltd.(1)(2)	504	840
Bank of Queensland Ltd.(2)	3,447	15,298
Beach Energy Ltd.	11,144	12,388
Bega Cheese Ltd.(2)	3,179	12,257
Bendigo & Adelaide Bank Ltd.(2)	1,967	9,299
BHP Group Ltd., ADR	3,846	211,761
Bingo Industries Ltd.	515	841
Blackmores Ltd.(1)	116	5,354
BlueScope Steel Ltd.	3,246	29,803
Boral Ltd.	7,801	22,672
Brambles Ltd.	6,294	51,104
Breville Group Ltd.	274	5,427
Brickworks Ltd.	607	7,949
carsales.com Ltd.	1,626	24,604
Cedar Woods Properties Ltd.	198	774
Challenger Ltd.	5,195	15,332
CIMIC Group Ltd.	343	5,284
Class Ltd.	662	902
7

	Shares	Value
Cleanaway Waste Management Ltd.	4,316	$8,165
Coca-Cola Amatil Ltd.	3,093	20,615
Cochlear Ltd.	108	15,173
Codan Ltd.	230	1,827
Coles Group Ltd.	5,726	74,390
Collins Foods Ltd.	144	1,099
Commonwealth Bank of Australia	3,599	178,430
Computershare Ltd.	576	5,560
Costa Group Holdings Ltd.	578	1,468
Credit Corp. Group Ltd.	200	2,767
Crown Resorts Ltd.	2,184	14,305
CSL Ltd.	698	146,754
CSR Ltd.	4,888	13,048
Data#3 Ltd.	932	4,300
Dicker Data Ltd.	234	1,284
Domino's Pizza Enterprises Ltd.	338	20,077
Downer EDI Ltd.	361	1,169
Eclipx Group Ltd.(1)	917	1,001
Elders Ltd.	290	2,136
Emeco Holdings Ltd.(1)	717	462
EML Payments Ltd.(1)	318	791
Evolution Mining Ltd.	9,829	40,139
FlexiGroup Ltd.	743	651
Flight Centre Travel Group Ltd.	361	3,427
Fortescue Metals Group Ltd.	7,775	98,756
Galaxy Resources Ltd.(1)	7,275	6,497
Genworth Mortgage Insurance Australia Ltd.	1,713	1,879
GrainCorp Ltd., A Shares(1)	1,592	5,026
GUD Holdings Ltd.	684	5,727
Harvey Norman Holdings Ltd.	2,081	6,681
HT&E Ltd.(2)	1,854	1,886
IDP Education Ltd.	1,098	16,018
IGO Ltd.	4,813	15,641
Iluka Resources Ltd.	3,894	28,778
Incitec Pivot Ltd.	717	1,092
Infomedia Ltd.	4,782	5,923
Inghams Group Ltd.	2,141	5,049
Insurance Australia Group Ltd.	3,120	10,822
Integrated Research Ltd.(2)	1,922	5,889
InvoCare Ltd.	556	4,052
IOOF Holdings Ltd.	255	842
IPH Ltd.	175	877
IRESS Ltd.	114	893
James Hardie Industries plc	1,775	39,691
JB Hi-Fi Ltd.	392	14,435
Johns Lyng Group Ltd.	704	1,351
Jumbo Interactive Ltd.(2)	617	6,116
Jupiter Mines Ltd.	22,840	4,623
Karoon Energy Ltd.(1)(2)	1,342	777
Kogan.com Ltd.	842	12,776
Lendlease Corp. Ltd.	1,169	9,862
Lovisa Holdings Ltd.(2)	134	729
8

	Shares	Value
Lynas Corp. Ltd.(1)	5,893	$10,547
Macmahon Holdings Ltd.	6,093	1,165
Macquarie Group Ltd.	1,064	98,605
Magellan Financial Group Ltd.	644	27,665
Mayne Pharma Group Ltd.(1)	3,287	813
McMillan Shakespeare Ltd.	218	1,460
Medibank Pvt Ltd.	13,001	25,981
Metcash Ltd.	3,653	7,807
Mineral Resources Ltd.	1,750	37,276
Monadelphous Group Ltd.	90	732
Money3 Corp. Ltd.	3,577	5,649
Myer Holdings Ltd.(1)(2)	2,868	482
MyState Ltd.(2)	613	1,774
National Australia Bank Ltd.	6,451	83,736
Netwealth Group Ltd.	1,149	11,803
New Energy Solar Ltd.	2,331	1,425
New Hope Corp. Ltd.	4,936	4,311
Newcrest Mining Ltd.	2,594	61,031
NEXTDC Ltd.(1)	771	6,900
nib holdings Ltd.	3,090	10,360
Nick Scali Ltd.	1,075	6,898
Nine Entertainment Co. Holdings Ltd.	9,409	11,319
Northern Star Resources Ltd.	1,805	18,137
NRW Holdings Ltd.	5,096	8,191
Nufarm Ltd.(1)	3,201	9,433
Oil Search Ltd.	5,268	12,434
Omni Bridgeway Ltd.	656	2,152
Orica Ltd.	1,286	16,309
Origin Energy Ltd.	5,239	21,246
Orocobre Ltd.(1)(2)	535	1,018
Orora Ltd.	8,876	14,576
OZ Minerals Ltd.	2,164	23,183
Pacific Current Group Ltd.	220	987
Paladin Energy Ltd.(1)	44,959	5,429
Peet Ltd.	1,161	877
Pendal Group Ltd.	904	3,790
Perenti Global Ltd.	7,641	6,655
Perpetual Ltd.	305	6,851
Perseus Mining Ltd.(1)	15,994	17,008
Pilbara Minerals Ltd.(1)(2)	24,769	6,201
Platinum Asset Management Ltd.	2,221	5,983
PolyNovo Ltd.(1)	1,093	1,771
Premier Investments Ltd.	548	7,563
Pro Medicus Ltd.	76	1,446
PWR Holdings Ltd.	302	1,090
Qantas Airways Ltd.	4,383	12,463
QBE Insurance Group Ltd.	2,300	17,734
Qube Holdings Ltd.	2,698	5,381
Ramelius Resources Ltd.	9,222	14,134
Ramsay Health Care Ltd.	540	25,638
REA Group Ltd.	143	11,876
Red 5 Ltd.(1)	29,625	6,655
9

	Shares	Value
Regis Resources Ltd.	5,642	$21,949
Reliance Worldwide Corp. Ltd.	356	986
Resolute Mining Ltd.(1)	13,533	11,011
Rio Tinto Ltd.	977	69,820
Sandfire Resources Ltd.	1,804	6,119
Santos Ltd.	8,887	36,418
Saracen Mineral Holdings Ltd.(1)	2,347	9,025
SeaLink Travel Group Ltd.	288	1,008
SEEK Ltd.	519	7,799
Select Harvests Ltd.	821	3,293
Senex Energy Ltd.(1)	4,432	975
Seven Group Holdings Ltd.(2)	77	1,066
Sigma Healthcare Ltd.	13,377	6,675
Silver Lake Resources Ltd.(1)	8,626	13,784
Sims Ltd.	1,174	6,885
SmartGroup Corp. Ltd.	213	924
Sonic Healthcare Ltd.	474	11,100
South32 Ltd.	25,586	38,921
Southern Cross Media Group Ltd.	1,599	184
Spark Infrastructure Group	8,055	13,208
St. Barbara Ltd.	9,225	23,444
Star Entertainment Grp Ltd. (The)	4,164	8,881
Steadfast Group Ltd.	2,302	6,040
Suncorp Group Ltd.	2,400	16,178
Super Retail Group Ltd.	1,871	14,576
Sydney Airport	2,096	8,814
Tassal Group Ltd.	826	2,202
Technology One Ltd.	1,557	9,247
Telstra Corp. Ltd.	12,909	27,305
TPG Telecom Ltd.(1)	1,035	6,228
Transurban Group	5,081	49,903
Treasury Wine Estates Ltd.	3,054	20,599
Tuas Ltd.(1)	517	191
United Malt Grp Ltd.(1)	889	2,587
Village Roadshow Ltd.(2)	468	731
Viva Energy Group Ltd.	7,433	9,033
Vocus Group Ltd.(1)	2,212	5,379
Washington H Soul Pattinson & Co. Ltd.(2)	499	7,620
Wesfarmers Ltd.	1,719	59,687
Western Areas Ltd.	3,767	6,091
Westgold Resources Ltd.(1)	4,361	6,832
Westpac Banking Corp., ADR	8,726	111,169
Whitehaven Coal Ltd.	8,636	5,822
WiseTech Global Ltd.	66	1,361
Woodside Petroleum Ltd.	3,522	50,103
Woolworths Group Ltd.	1,786	52,185
Worley Ltd.	123	853
		3,215,213
Austria — 0.2%
Addiko Bank AG(1)	63	513
ANDRITZ AG	158	5,284
AT&S Austria Technologie & Systemtechnik AG	321	6,210
10

	Shares	Value
BAWAG Group AG(1)	272	$10,239
CA Immobilien Anlagen AG	25	780
DO & CO. AG(1)	12	525
Erste Group Bank AG(1)	582	14,141
EVN AG	389	6,554
IMMOFINANZ AG(1)	260	4,317
Lenzing AG(1)	88	4,568
Oesterreichische Post AG	141	4,710
OMV AG(1)	275	8,957
Porr AG(1)	59	846
Raiffeisen Bank International AG(1)	434	7,763
S IMMO AG(1)	41	743
Telekom Austria AG(1)	134	989
UNIQA Insurance Group AG	655	4,352
Verbund AG	155	8,320
Vienna Insurance Group AG Wiener Versicherung Gruppe(1)	237	5,798
voestalpine AG	461	11,443
Wienerberger AG(1)	313	8,444
		115,496
Belgium — 1.0%
Ackermans & van Haaren NV(1)	141	20,058
Ageas SA/NV	756	31,806
AGFA-Gevaert NV(1)	1,104	4,658
Anheuser-Busch InBev SA, ADR	1,047	60,883
Argenx SE, ADR(1)	79	18,270
Barco NV	491	10,477
Bekaert SA	521	10,496
bpost SA(1)	707	7,071
Cie d'Entreprises CFE(1)	92	6,592
Colruyt SA	369	23,343
D'ieteren SA	122	7,971
Econocom Group SA(1)	704	2,122
Elia Group SA	104	11,189
Euronav NV	1,106	10,102
EVS Broadcast Equipment SA	45	837
Fagron	492	11,164
Galapagos NV, ADR(1)	169	22,504
Gimv NV	124	7,062
Ion Beam Applications(2)	379	4,101
KBC Group NV	794	45,531
Kinepolis Group NV(1)	140	5,484
Melexis NV	162	12,998
Mithra Pharmaceuticals SA(1)	219	4,475
Ontex Group NV(1)	466	6,225
Orange Belgium SA	283	4,770
Proximus SADP	1,117	22,109
Recticel SA	118	1,207
Solvay SA	461	39,931
Telenet Group Holding NV	98	3,809
Tessenderlo Group SA(1)	202	7,555
UCB SA	272	32,262
11

	Shares	Value
Umicore SA	645	$29,655
		486,717
Canada — 9.2%
Advantage Oil & Gas Ltd.(1)	600	998
Aecon Group, Inc.	460	5,128
Agnico Eagle Mines Ltd.	700	57,713
Air Canada(1)	600	8,096
Alacer Gold Corp.(1)	3,300	22,795
Alamos Gold, Inc., Class A	2,100	21,976
Alaris Royalty Corp.	100	915
Algonquin Power & Utilities Corp.	1,900	26,337
Alimentation Couche-Tard, Inc., B Shares	1,900	62,010
AltaGas Ltd.	700	9,054
Altius Minerals Corp.	500	4,190
ARC Resources Ltd.(2)	2,800	14,125
Argonaut Gold, Inc.(1)	700	1,487
Aritzia, Inc.(1)	600	8,593
Atco Ltd., Class I	400	12,187
Atrium Mortgage Investment Corp.(2)	100	822
AutoCanada, Inc.	100	1,152
B2Gold Corp.	8,400	56,414
Badger Daylighting Ltd.(2)	400	11,460
Ballard Power Systems, Inc.(1)	500	8,299
Bank of Montreal	1,500	95,197
Bank of Nova Scotia (The)	2,800	121,007
Barrick Gold Corp., (Toronto)	2,600	77,022
Bausch Health Cos., Inc.(1)	1,120	18,590
Baytex Energy Corp.(1)	1,000	514
BCE, Inc.	400	17,192
Birchcliff Energy Ltd.(2)	700	859
Bird Construction, Inc.(2)	300	1,571
BlackBerry Ltd.(1)	1,700	8,863
Bombardier, Inc., B Shares(1)(2)	700	220
Boralex, Inc., A Shares	600	15,410
Boyd Group Services, Inc.	99	15,765
Brookfield Asset Management, Inc., Class A	1,700	57,373
BRP, Inc.	100	5,431
CAE, Inc.	800	12,684
Cameco Corp.	1,800	20,852
Canacol Energy Ltd.	2,100	5,667
Canada Goose Holdings, Inc.(1)(2)	100	2,453
Canadian Imperial Bank of Commerce	1,800	142,913
Canadian National Railway Co.	1,400	147,111
Canadian Natural Resources Ltd.	4,700	92,678
Canadian Pacific Railway Ltd.	300	88,755
Canadian Tire Corp. Ltd., Class A	400	41,845
Canadian Utilities Ltd., A Shares	700	17,570
Canadian Western Bank	500	10,634
Canfor Corp.(1)	500	6,520
Capital Power Corp.	1,200	26,330
Capstone Mining Corp.(1)	5,000	4,983
Cascades, Inc.	800	8,507
12

	Shares	Value
CCL Industries, Inc., Class B	500	$18,480
Celestica, Inc.(1)	1,700	13,542
Cenovus Energy, Inc.	4,300	20,307
Centerra Gold, Inc.	1,200	15,631
CES Energy Solutions Corp.	800	583
CGI, Inc.(1)	600	42,145
Chorus Aviation, Inc.	200	414
CI Financial Corp.	800	11,359
Cogeco Communications, Inc.	100	7,496
Cogeco, Inc.	100	6,013
Colliers International Group, Inc.	300	19,023
Computer Modelling Group Ltd.	200	800
Corus Entertainment, Inc., B Shares	300	734
Crescent Point Energy Corp.	4,600	8,076
CRH Medical Corp.(1)	400	951
Descartes Systems Group, Inc. (The)(1)	200	12,204
Dollarama, Inc.	500	19,519
DREAM Unlimited Corp., Class A	400	5,876
Dundee Precious Metals, Inc.	1,390	10,060
ECN Capital Corp.	300	1,185
Eldorado Gold Corp., (Toronto)(1)	1,200	13,708
Element Fleet Management Corp.	2,600	21,388
Emera, Inc.	800	32,660
Empire Co. Ltd., Class A	1,000	26,028
Enbridge, Inc.(2)	2,800	89,580
Endeavour Mining Corp.(1)	1,468	40,697
Enerflex Ltd.	200	897
Enerplus Corp.(2)	2,200	5,836
Enghouse Systems Ltd.	300	16,739
Equinox Gold Corp.(1)	900	11,764
Equitable Group, Inc.	100	5,926
ERO Copper Corp.(1)	600	9,149
Evertz Technologies Ltd.	400	3,646
Exco Technologies Ltd.	200	1,081
Extendicare, Inc.(2)	200	894
Fairfax Financial Holdings Ltd.	100	30,827
Finning International, Inc.	900	13,738
First Majestic Silver Corp.(1)(2)	900	11,185
First Mining Gold Corp.(1)	9,000	3,346
First National Financial Corp.	100	2,542
First Quantum Minerals Ltd.	2,400	23,754
FirstService Corp.	100	12,513
Fortis, Inc.	700	27,998
Fortuna Silver Mines, Inc.(1)	2,200	16,023
Franco-Nevada Corp.	200	30,079
Frontera Energy Corp.	200	419
Galiano Gold, Inc.(1)	1,100	1,746
Genworth MI Canada, Inc.	300	8,193
George Weston Ltd.	300	21,673
Gibson Energy, Inc.	700	12,746
Gildan Activewear, Inc.	500	9,694
goeasy Ltd.	200	9,957
13

	Shares	Value
Gran Colombia Gold Corp.(1)	300	$1,380
Great-West Lifeco, Inc.	400	8,160
Hardwoods Distribution, Inc.	100	1,769
High Liner Foods, Inc.	200	1,250
Home Capital Group, Inc.(1)	600	10,138
Hudbay Minerals, Inc.	2,400	10,764
Husky Energy, Inc.(2)	1,900	6,424
Hydro One Ltd.	1,500	31,050
iA Financial Corp., Inc.	700	25,196
IAMGOLD Corp.(1)	5,900	25,376
IGM Financial, Inc.(2)	300	7,321
Imperial Oil Ltd.	800	13,193
Innergex Renewable Energy, Inc.	700	12,086
Intact Financial Corp.	200	21,422
Inter Pipeline Ltd.(2)	1,500	15,835
Interfor Corp.(1)	500	6,555
Intertape Polymer Group, Inc.	900	10,357
Ivanhoe Mines Ltd., Class A(1)	2,400	9,476
Jamieson Wellness, Inc.	200	5,791
Kelt Exploration Ltd.(1)(2)	400	509
Keyera Corp.(2)	1,500	27,393
Kinaxis, Inc.(1)	100	15,251
Kinross Gold Corp.(1)	9,800	87,004
Kirkland Lake Gold Ltd.	1,330	70,867
Knight Therapeutics, Inc.(1)	1,000	4,761
Labrador Iron Ore Royalty Corp.	500	10,499
Largo Resources Ltd.(1)	7,000	5,742
Laurentian Bank of Canada	300	6,433
Linamar Corp.	500	15,678
Loblaw Cos. Ltd.	700	36,177
Lundin Mining Corp.	4,300	26,934
MAG Silver Corp.(1)	300	5,085
Magna International, Inc.	1,600	77,918
Major Drilling Group International, Inc.(1)	300	1,553
Manulife Financial Corp.	5,000	73,753
Martinrea International, Inc.	1,100	8,459
MEG Energy Corp.(1)	3,100	8,604
Methanex Corp.	200	4,460
Metro, Inc.	600	27,103
Morneau Shepell, Inc.	300	6,493
MTY Food Group, Inc.	200	5,336
Mullen Group Ltd.	1,400	10,508
National Bank of Canada	1,900	104,443
New Gold, Inc.(1)	8,300	13,618
Norbord, Inc.	100	3,419
North American Construction Group Ltd.	100	713
North West Co., Inc. (The)(2)	300	6,555
Northland Power, Inc.	580	16,244
Novagold Resources, Inc.(1)	392	4,151
Nutrien Ltd.	1,600	59,260
NuVista Energy Ltd.(1)(2)	600	373
OceanaGold Corp.(1)	3,700	8,538
14

	Shares	Value
Onex Corp.	300	$14,566
Open Text Corp.	600	27,214
Osisko Gold Royalties Ltd.	900	11,040
Osisko Mining, Inc.(1)	1,400	4,272
Pan American Silver Corp.	770	27,799
Parex Resources, Inc.(1)	1,300	17,790
Parkland Corp.	500	14,172
Pason Systems, Inc.	200	912
Pembina Pipeline Corp.	1,300	32,192
Peyto Exploration & Development Corp.(2)	3,100	6,773
Pizza Pizza Royalty Corp.	200	1,348
Power Corp. of Canada	605	12,078
PrairieSky Royalty Ltd.	700	5,066
Premier Gold Mines Ltd.(1)	2,000	4,201
Premium Brands Holdings Corp.(2)	100	7,379
Pretium Resources, Inc.(1)	1,350	17,336
Primo Water Corp.	700	9,585
Quarterhill, Inc.	800	1,129
Quebecor, Inc., Class B	500	12,397
Real Matters, Inc.(1)	650	13,186
Restaurant Brands International, Inc.	500	27,090
Richelieu Hardware Ltd.	400	10,675
Ritchie Bros Auctioneers, Inc.	400	23,405
Rogers Communications, Inc., Class B	1,100	45,759
Roxgold, Inc.(1)	5,300	6,583
Royal Bank of Canada	3,083	234,779
Russel Metals, Inc.(2)	700	10,052
Sabina Gold & Silver Corp.(1)	3,500	7,272
Sandstorm Gold Ltd.(1)(2)	800	7,305
Saputo, Inc.	500	12,474
Secure Energy Services, Inc.(2)	400	463
Seven Generations Energy Ltd., Class A(1)	900	2,843
Shaw Communications, Inc., B Shares	2,900	54,227
Shopify, Inc., Class A(1)	100	106,814
Sienna Senior Living, Inc.(2)	100	857
Silvercorp Metals, Inc.(2)	800	6,906
Sleep Country Canada Holdings, Inc.	200	3,085
SNC-Lavalin Group, Inc.(2)	100	1,769
Sprott, Inc.(2)	200	8,501
SSR Mining, Inc.(1)	700	15,016
Stantec, Inc.	400	12,987
Sun Life Financial, Inc.	1,400	58,432
Suncor Energy, Inc.	3,700	59,371
SunOpta, Inc.(1)	900	6,106
Superior Plus Corp.(2)	800	7,409
Tamarack Valley Energy Ltd.(1)	800	577
TC Energy Corp.	1,500	70,138
Teck Resources Ltd., Class B	2,100	24,214
TELUS Corp.	1,400	25,781
Teranga Gold Corp.(1)	1,000	11,638
Tervita Corp.(1)	200	460
TFI International, Inc.	400	17,682
15

	Shares	Value
Thomson Reuters Corp.	200	$15,289
Timbercreek Financial Corp.(2)	700	4,508
TMX Group Ltd.	100	10,513
TORC Oil & Gas Ltd.	400	537
Torex Gold Resources, Inc.(1)	1,060	16,367
Toromont Industries Ltd.	300	16,976
Toronto-Dominion Bank (The)	3,458	172,509
Tourmaline Oil Corp.	2,000	25,407
TransAlta Corp.	3,000	19,274
TransAlta Renewables, Inc.(2)	500	6,110
Transcontinental, Inc., Class A	560	6,586
Tricon Residential, Inc.	1,030	8,702
Turquoise Hill Resources Ltd.(1)	11,000	12,144
Uranium Participation Corp.(1)	1,400	4,980
Vermilion Energy, Inc.(2)	1,500	5,957
Viemed Healthcare, Inc. (Toronto)(1)	200	2,193
Viemed Healthcare, Inc.(1)	474	5,152
Wajax Corp.	100	926
Wesdome Gold Mines Ltd.(1)	700	7,739
West Fraser Timber Co. Ltd.	100	5,363
Westshore Terminals Investment Corp.(2)	600	7,608
Wheaton Precious Metals Corp.	800	42,725
Whitecap Resources, Inc.(2)	5,400	10,640
Winpak Ltd.	200	6,727
WSP Global, Inc.	200	13,568
Yamana Gold, Inc.	6,700	41,504
		4,697,577
China†
China Yongda Automobiles Services Holdings Ltd.	14,500	17,369
Greatview Aseptic Packaging Co. Ltd.	14,000	5,868
		23,237
Denmark — 2.1%
ALK-Abello A/S(1)	5	1,689
Alm Brand A/S(1)	379	4,078
Ambu A/S, B Shares	468	13,730
AP Moller - Maersk A/S, A Shares	7	9,945
AP Moller - Maersk A/S, B Shares	9	13,772
Bavarian Nordic A/S(1)(2)	238	8,407
Carlsberg A/S, B Shares	125	17,547
Chemometec A/S	95	6,048
Chr Hansen Holding A/S	223	25,605
Coloplast A/S, B Shares	324	54,961
D/S Norden A/S	305	4,708
Danske Bank A/S(1)	1,949	30,112
Demant A/S(1)	172	5,130
Dfds A/S(1)	208	7,840
Drilling Co. of 1972 A/S (The)(1)	45	1,067
DSV Panalpina A/S	193	30,136
FLSmidth & Co. A/S(1)	181	5,226
Genmab A/S, ADR(1)	1,712	64,645
GN Store Nord A/S	283	20,476
H Lundbeck A/S	204	6,693
16

	Shares	Value
H+H International A/S, B Shares(1)	331	$6,257
ISS A/S(1)	46	706
Jyske Bank A/S(1)	261	7,768
Netcompany Group A/S(1)	132	11,403
NKT A/S(1)	223	7,110
NNIT A/S	254	5,696
Novo Nordisk A/S, ADR	4,369	288,529
Novozymes A/S, B Shares	850	50,181
Orsted A/S	577	81,644
Pandora A/S	1,170	85,138
Per Aarsleff Holding A/S	45	1,821
Ringkjoebing Landbobank A/S	119	8,972
Rockwool International A/S, B Shares	51	19,347
Royal Unibrew A/S	105	10,984
Schouw & Co. A/S	57	5,554
SimCorp A/S	158	20,076
Solar A/S, B Shares	25	1,262
SP Group A/S(1)	96	3,538
Spar Nord Bank A/S(1)	147	1,224
Sydbank A/S(1)	331	5,560
Topdanmark A/S	245	10,546
TORM plc(2)	105	725
Tryg A/S	503	15,432
Vestas Wind Systems A/S	709	107,510
		1,088,798
Finland — 1.1%
Aktia Bank Oyj(1)	500	5,647
Altia Oyj	360	3,651
CapMan Oyj, B Shares	696	1,683
Cargotec Oyj, B Shares	258	8,146
Caverion OYJ(1)	704	5,206
Citycon Oyj(2)	126	1,011
Elisa Oyj	523	30,775
Finnair Oyj(1)(2)	1,716	895
Fortum Oyj	901	19,035
HKScan Oyj, A Shares(1)(2)	1,333	3,050
Huhtamaki Oyj(1)	287	13,877
Kemira Oyj	742	10,260
Kesko Oyj, B Shares	1,344	29,808
Kone Oyj, B Shares	467	40,072
Konecranes Oyj	267	7,598
Marimekko Oyj(1)	28	1,117
Metsa Board Oyj	1,029	8,374
Metso Outotec Oyj	2,567	19,021
Neles Oyj	508	6,932
Neste Oyj	895	47,798
Nokia Oyj, ADR(1)	6,339	31,061
Nokian Renkaat Oyj	237	6,600
Oriola Oyj, B Shares	441	1,008
Orion Oyj, Class B	698	32,756
Outokumpu Oyj(1)(2)	3,333	9,003
Sampo Oyj, A Shares	908	36,596
17

	Shares	Value
Sanoma Oyj	490	$6,348
Stora Enso Oyj, R Shares	2,401	35,378
Talenom Oyj(2)	433	4,474
TietoEVRY Oyj	97	2,919
Tokmanni Group Corp.	341	6,206
UPM-Kymmene Oyj	2,370	71,949
Uponor Oyj	617	10,837
Valmet Oyj	267	7,295
Wartsila Oyj Abp	632	5,398
YIT Oyj	1,099	6,758
		538,542
France — 8.7%
ABC arbitrage	396	3,223
Accor SA(1)	552	16,988
Aeroports de Paris	115	12,040
Air France-KLM(1)(2)	1,403	6,314
Air Liquide SA	832	138,205
Airbus SE(1)	1,051	86,539
AKWEL	46	769
Albioma SA	255	13,538
ALD SA(2)	1,038	10,660
Alstom SA(1)	1,817	101,239
Alten SA(1)	263	22,788
Amundi SA(1)	191	14,853
APERAM SA	467	13,791
ArcelorMittal SA(1)	2,916	36,625
Arkema SA	636	70,455
Atos SE(1)	712	61,681
Aubay	27	1,076
AXA SA	3,174	64,797
Beneteau SA	88	746
Bigben Interactive(1)	62	991
BioMerieux	136	20,605
BNP Paribas SA, ADR(1)	6,691	145,663
Bollore SA	241	905
Bonduelle SCA	188	4,557
Bouygues SA(1)	1,215	48,170
Bureau Veritas SA(1)	1,569	35,546
Capgemini SE	174	24,072
Carrefour SA	960	15,414
Casino Guichard Perrachon SA(1)(2)	140	3,636
Cellectis SA, ADR(1)	316	5,830
CGG SA(1)	5,929	5,391
Cie de Saint-Gobain(1)	2,425	98,253
Cie des Alpes	32	593
Cie Generale des Etablissements Michelin SCA	1,131	127,607
Cie Plastic Omnium SA	480	10,823
CNP Assurances(1)	696	9,310
Coface SA(1)	233	1,823
Credit Agricole SA(1)	2,354	24,096
Danone SA, ADR	1,430	18,690
Dassault Aviation SA(1)	19	17,277
18

	Shares	Value
Dassault Systemes SE	357	$67,210
Derichebourg SA	1,448	4,177
Devoteam SA(1)	70	8,157
Edenred	438	22,640
Eiffage SA(1)	787	72,473
Electricite de France SA	2,597	27,299
Elis SA(1)	701	9,069
Engie SA(1)	2,862	39,814
Eramet SA(1)	180	6,136
EssilorLuxottica SA(1)	396	53,046
Eurazeo SE(1)	79	4,172
Eurofins Scientific SE(1)	24	19,238
Euronext NV	453	55,064
Eutelsat Communications SA	1,356	13,598
Faurecia SE(1)	763	33,206
Gaztransport Et Technigaz SA	174	16,373
Getlink SE(1)	2,780	42,581
Hermes International	96	82,503
Iliad SA(2)	169	36,126
Imerys SA	381	15,453
Ingenico Group SA(1)(2)	20	3,398
Innate Pharma SA(1)	719	4,638
Interparfums SA(1)	25	1,249
Ipsen SA	371	38,414
JCDecaux SA(1)	633	12,072
Kaufman & Broad SA	197	7,789
Kering SA	234	143,903
Korian SA(1)	207	8,023
L'Oreal SA	491	162,426
La Francaise des Jeux SAEM	173	6,416
Lagardere SCA(1)(2)	505	10,028
Legrand SA	646	53,858
LISI(1)	56	1,269
LNA Sante SA	19	1,168
LVMH Moet Hennessy Louis Vuitton SE	516	242,245
Maisons du Monde SA(1)	672	10,896
Mersen SA(1)	230	6,997
Metropole Television SA(1)	374	4,666
MGI Digital Graphic Technology(1)	17	893
Natixis SA(1)	4,255	11,731
Nexans SA(1)	362	20,325
Nexity SA	294	10,106
Orange SA, ADR	5,372	59,790
Orpea(1)	451	54,192
Pernod Ricard SA	690	118,268
Peugeot SA(1)	3,184	54,637
Publicis Groupe SA(1)	325	11,383
Quadient SA	48	668
Remy Cointreau SA	109	17,948
Renault SA(1)	986	28,018
Rexel SA(1)	1,737	23,223
Rubis SCA	102	4,822
19

	Shares	Value
Safran SA(1)	831	$96,122
Sanofi, ADR	3,033	153,409
Sartorius Stedim Biotech	97	34,730
Schneider Electric SE	674	83,582
SCOR SE(1)	449	12,026
SEB SA	131	23,018
SES SA	1,595	11,318
Societe BIC SA	77	4,438
Societe Generale SA(1)	1,963	31,750
Sodexo SA	186	13,300
SOITEC(1)	58	7,731
Sopra Steria Group(1)	72	11,705
SPIE SA	545	9,246
STMicroelectronics NV, (New York)	3,668	110,957
Suez SA	662	11,471
Tarkett SA(1)	303	3,921
Teleperformance	205	63,178
Television Francaise 1(1)(2)	128	782
Thales SA	50	3,906
TOTAL SE, ADR	6,822	269,946
Trigano SA	86	10,933
Ubisoft Entertainment SA(1)	864	71,149
Valeo SA	1,910	58,290
Vallourec SA(1)(2)	22	673
Veolia Environnement SA	2,617	63,166
Verallia SA	109	3,543
Vicat SA	24	830
Vilmorin & Cie SA	19	1,077
Vinci SA	1,713	160,507
Virbac SA(1)	30	6,734
Vivendi SA	581	16,516
Worldline SA(1)	120	11,055
		4,420,382
Germany — 8.0%
Aareal Bank AG(1)	258	5,769
adidas AG(1)	495	149,865
ADO Properties SA(1)	223	6,847
ADVA Optical Networking SE(1)	742	6,284
AIXTRON SE(1)	204	2,342
Allianz SE	849	183,872
Amadeus Fire AG(1)	60	7,576
Aroundtown SA(1)	4,039	22,109
AURELIUS Equity Opportunities SE & Co. KGaA(1)	44	913
Aurubis AG	280	20,116
BASF SE	2,361	144,059
Bayer AG	921	60,855
Bayerische Motoren Werke AG	1,343	96,553
Bayerische Motoren Werke AG, Preference Shares	212	11,916
BayWa AG	138	4,762
Bechtle AG	116	23,438
Befesa SA	137	5,703
Beiersdorf AG	278	32,106
20

	Shares	Value
Bertrandt AG	18	$735
Bijou Brigitte AG(1)	20	556
Borussia Dortmund GmbH & Co. KGaA	725	4,853
Brenntag AG	718	44,983
Carl Zeiss Meditec AG	103	11,612
Cewe Stiftung & Co. KGAA(1)	64	7,602
Commerzbank AG(1)	5,773	33,547
CompuGroup Medical SE & Co. KgaA	156	13,973
Continental AG	511	55,682
Covestro AG	1,325	63,027
CropEnergies AG	109	1,591
CTS Eventim AG & Co. KGaA(1)	300	14,913
Daimler AG	3,360	171,272
Delivery Hero SE(1)	171	18,342
Dermapharm Holding SE	119	6,329
Deutsche Bank AG(1)	8,388	79,938
Deutsche Beteiligungs AG	23	867
Deutsche Boerse AG	106	20,037
Deutsche EuroShop AG(1)	385	5,730
Deutsche Lufthansa AG(1)	1,393	14,539
Deutsche Pfandbriefbank AG(1)	1,014	7,388
Deutsche Post AG, ADR	2,895	131,780
Deutsche Telekom AG	9,621	169,003
Deutsche Wohnen SE	1,437	76,484
Deutz AG(1)	1,338	7,183
Dialog Semiconductor plc(1)	611	26,484
DIC Asset AG	312	4,113
Draegerwerk AG & Co. KGaA(1)	78	5,764
Draegerwerk AG & Co. KGaA, Preference Shares(1)	119	10,082
Duerr AG	433	14,314
E.ON SE	4,273	50,571
Eckert & Ziegler Strahlen- und Medizintechnik AG	152	7,691
Elmos Semiconductor SE	32	830
ElringKlinger AG(1)	121	867
Encavis AG	683	12,482
Energiekontor AG	43	1,540
Evonik Industries AG	960	27,864
Evotec SE(1)	293	7,818
Flatex AG(1)	123	5,969
Fraport AG Frankfurt Airport Services Worldwide(1)	234	10,607
Freenet AG	282	6,089
Fresenius Medical Care AG & Co. KGaA, ADR	215	9,112
Fresenius SE & Co. KGaA	1,122	51,793
FUCHS PETROLUB SE, Preference Shares	475	22,400
GEA Group AG	1,455	53,067
Gerresheimer AG	174	20,491
Grand City Properties SA	684	17,561
GRENKE AG	122	8,913
Hamburger Hafen und Logistik AG	72	1,332
Hannover Rueck SE	187	31,845
HeidelbergCement AG	265	16,827
HelloFresh SE(1)	251	12,901
21

	Shares	Value
Henkel AG & Co. KGaA	217	$19,484
Henkel AG & Co. KGaA, Preference Shares	340	34,645
HOCHTIEF AG	127	11,274
Hornbach Baumarkt AG	49	2,210
Hornbach Holding AG & Co. KGaA	83	9,040
HUGO BOSS AG	433	11,466
Hypoport SE(1)	22	13,172
Indus Holding AG	184	6,369
Infineon Technologies AG, ADR	2,725	75,564
IVU Traffic Technologies AG	272	5,033
Jenoptik AG	456	12,182
JOST Werke AG(1)	169	7,106
Jungheinrich AG, Preference Shares	525	16,843
K+S AG	874	6,060
KION Group AG	342	28,923
Kloeckner & Co. SE(1)	236	1,448
Knorr-Bremse AG	308	39,139
Krones AG	117	7,715
KWS Saat SE & Co. KGaA	64	5,523
Lanxess AG	470	27,514
LEG Immobilien AG	257	37,829
Leifheit AG(1)	4	144
Leoni AG(1)	81	569
LPKF Laser & Electronics AG	302	7,513
Merck KGaA	112	15,190
METRO AG	925	9,154
MLP SE	192	1,316
MorphoSys AG(1)	9	1,132
MTU Aero Engines AG	257	47,612
Muenchener Rueckversicherungs-Gesellschaft AG	356	102,263
Nemetschek SE	312	24,816
New Work SE	30	8,924
Norma Group SE	326	10,532
OHB SE(1)	22	1,020
PATRIZIA AG	274	8,076
Pfeiffer Vacuum Technology AG	35	6,800
Porsche Automobil Holding SE, Preference Shares(1)	482	29,499
ProSiebenSat.1 Media SE(1)	1,049	11,873
publity AG(1)	24	1,037
Puma SE(1)	566	46,772
QIAGEN NV(1)	69	3,516
Rational AG	21	13,379
Rheinmetall AG	272	25,172
Rocket Internet SE(1)	411	9,294
RTL Group SA(1)	47	1,559
RWE AG	2,602	103,167
S&T AG(1)	507	14,145
SAF-Holland SE(1)	128	1,054
Salzgitter AG(1)	369	5,956
SAP SE, ADR	1,164	192,537
Sartorius AG, Preference Shares	110	46,584
Schaltbau Holding AG(1)	104	3,351
22

	Shares	Value
Scout24 AG	510	$47,419
Siemens AG, ADR	1,911	132,681
Siemens Healthineers AG	277	12,593
Siltronic AG	222	20,639
Sixt SE(1)	81	7,324
Sixt SE, Preference Shares	103	5,796
SMA Solar Technology AG(1)	128	5,787
Software AG	355	17,696
Stabilus SA	172	9,102
STO SE & Co. KGaA, Preference Shares	9	1,193
STRATEC SE	14	1,717
Stroeer SE & Co. KGaA(1)	187	14,570
Suedzucker AG	252	5,145
Symrise AG	301	41,470
TAG Immobilien AG(1)	474	14,144
TeamViewer AG(1)	294	15,936
Tele Columbus AG(1)	308	1,268
Telefonica Deutschland Holding AG	9,369	25,912
thyssenkrupp AG(1)	382	2,749
Traffic Systems SE	40	1,495
Uniper SE	749	24,543
United Internet AG	485	23,808
Varta AG(1)	163	25,371
VERBIO Vereinigte BioEnergie AG	88	1,512
Villeroy & Boch AG, Preference Shares	64	875
Volkswagen AG(1)	84	15,076
Volkswagen AG, Preference Shares(1)	432	71,949
Vonovia SE	1,732	124,009
Vossloh AG(1)	144	6,443
Wacker Chemie AG	93	9,084
Wacker Neuson SE(1)	180	3,517
Washtec AG(1)	18	807
Wuestenrot & Wuerttembergische AG	218	3,788
Zalando SE(1)	587	51,290
		4,065,581
Hong Kong — 3.0%
AIA Group Ltd.	17,868	181,791
ASM Pacific Technology Ltd.	1,400	15,054
Ausnutria Dairy Corp. Ltd.(1)(2)	6,000	9,891
Bank of East Asia Ltd. (The)	8,200	18,465
BeiGene Ltd., ADR(1)	33	7,972
BOC Hong Kong Holdings Ltd.	11,000	30,949
Bright Smart Securities & Commodities Group Ltd.	14,000	3,268
Budweiser Brewing Co. APAC Ltd.	1,900	6,380
Cafe de Coral Holdings Ltd.	2,000	4,608
Chinese Estates Holdings Ltd.	7,500	4,851
Chow Sang Sang Holdings International Ltd.	1,000	1,123
CK Asset Holdings Ltd.	12,000	64,593
CK Hutchison Holdings Ltd.	6,500	42,185
CK Infrastructure Holdings Ltd.	2,500	13,114
CLP Holdings Ltd.	7,500	73,597
Comba Telecom Systems Holdings Ltd.(2)	18,000	7,843
23

	Shares	Value
Convenience Retail Asia Ltd.	4,000	$2,054
Cowell e Holdings, Inc.	14,000	5,589
Dah Sing Banking Group Ltd.	800	759
Dah Sing Financial Holdings Ltd.	400	1,136
Dairy Farm International Holdings Ltd.	2,300	9,595
Esprit Holdings Ltd.(1)	5,100	583
Fairwood Holdings Ltd.	2,000	4,907
Far East Consortium International Ltd.	3,000	958
FIH Mobile Ltd.(1)	6,000	689
First Pacific Co. Ltd.	6,000	1,679
Galaxy Entertainment Group Ltd.	7,000	54,661
Get Nice Holdings Ltd.	34,000	689
Giordano International Ltd.	4,000	670
Guotai Junan International Holdings Ltd.	40,000	5,865
Haitong International Securities Group Ltd.	4,000	1,064
Hang Lung Group Ltd.	9,000	23,183
Hang Lung Properties Ltd.	11,000	30,911
Hang Seng Bank Ltd.	2,500	39,173
Health & Happiness H&H International Holdings Ltd.	1,500	6,540
Henderson Land Development Co. Ltd.	4,000	15,613
HK Electric Investments & HK Electric Investments Ltd.	8,000	8,131
HKBN Ltd.	1,500	2,806
HKT Trust & HKT Ltd.	6,000	8,567
Hong Kong & China Gas Co. Ltd.	13,650	19,821
Hong Kong Exchanges & Clearing Ltd.	2,500	125,677
Hongkong & Shanghai Hotels Ltd. (The)	1,000	800
Hongkong Land Holdings Ltd.	4,100	15,656
Hutchison Telecommunications Hong Kong Holdings Ltd.	20,000	3,186
Hysan Development Co. Ltd.	5,000	15,781
Jardine Matheson Holdings Ltd.	400	16,730
Jardine Strategic Holdings Ltd.	500	10,026
Johnson Electric Holdings Ltd.	4,000	7,882
K Wah International Holdings Ltd.	11,000	5,210
Kerry Properties Ltd.	3,000	7,779
Lai Sun Development Co. Ltd.	3,600	3,757
Lifestyle International Holdings Ltd.	5,000	4,581
Luk Fook Holdings International Ltd.	3,000	6,697
Man Wah Holdings Ltd.	16,800	23,379
Mandarin Oriental International Ltd.(1)	3,400	5,674
Melco International Development Ltd.	5,000	10,940
Melco Resorts & Entertainment Ltd., ADR	929	18,134
MGM China Holdings Ltd.(2)	800	1,162
Minmetals Land Ltd.	28,000	3,418
Minth Group Ltd.	4,000	13,358
MTR Corp. Ltd.	3,000	15,499
New World Development Co. Ltd.	7,000	36,216
NWS Holdings Ltd.	5,000	4,238
O-Net Technologies Group Ltd.(1)	6,000	4,878
Oriental Watch Holdings	4,000	1,030
Pacific Basin Shipping Ltd.	56,000	8,152
Pacific Textiles Holdings Ltd.	12,000	5,299
PCCW Ltd.	21,000	13,148
24

	Shares	Value
Pico Far East Holdings Ltd.	4,000	$508
Power Assets Holdings Ltd.	4,500	25,638
Sands China Ltd.	5,600	24,647
Shangri-La Asia Ltd.	2,000	1,627
Shun Tak Holdings Ltd.	16,000	5,508
Sino Land Co. Ltd.	24,000	27,874
SITC International Holdings Co. Ltd.	13,000	16,941
SJM Holdings Ltd.	19,000	26,075
SmarTone Telecommunications Holdings Ltd.	1,500	822
Sun Hung Kai & Co. Ltd.	10,000	4,112
Sun Hung Kai Properties Ltd.	2,000	26,643
SUNeVision Holdings Ltd.	2,000	1,484
Swire Pacific Ltd., Class A	2,500	13,453
Swire Properties Ltd.	2,000	5,409
Techtronic Industries Co. Ltd.	4,000	50,549
Texwinca Holdings Ltd.	4,000	582
United Laboratories International Holdings Ltd. (The)	10,000	11,749
Value Partners Group Ltd.	2,000	913
Vitasoy International Holdings Ltd.	6,000	21,326
VTech Holdings Ltd.	1,000	5,824
WH Group Ltd.	39,500	34,006
Wharf Real Estate Investment Co. Ltd.	7,000	28,996
Wynn Macau Ltd.	7,600	14,154
Xinyi Glass Holdings Ltd.	18,000	30,895
Yue Yuen Industrial Holdings Ltd.	3,500	6,048
		1,505,397
Ireland — 0.6%
AIB Group plc(1)	4,433	5,472
Bank of Ireland Group plc(1)	5,700	12,815
C&C Group plc	303	867
Cairn Homes plc(1)	7,836	7,304
CRH plc	1,609	59,639
Dalata Hotel Group plc	525	1,716
FBD Holdings plc(1)	510	3,664
Glanbia plc	784	9,024
Glenveagh Properties plc(1)	1,162	979
Kerry Group plc, A Shares	720	94,644
Kingspan Group plc(1)	271	23,261
Origin Enterprises plc	1,105	4,540
Smurfit Kappa Group plc	1,927	68,199
		292,124
Israel — 0.8%
AFI Properties Ltd.(1)	174	4,737
Airport City Ltd.(1)	284	3,304
Alony Hetz Properties & Investments Ltd.	537	6,292
Amot Investments Ltd.	717	3,673
Ashtrom Group Ltd.	80	1,078
AudioCodes Ltd.	183	5,741
Azrieli Group Ltd.	70	3,770
Bank Hapoalim BM	3,177	19,224
Bank Leumi Le-Israel BM	4,231	21,649
BATM Advanced Communications(1)(2)	2,332	4,174
25

	Shares	Value
Bayside Land Corp.	2	$1,205
Bezeq The Israeli Telecommunication Corp. Ltd.(1)	5,510	6,288
Caesarstone Ltd.	67	739
Camtek Ltd.(1)	100	1,526
Cellcom Israel Ltd.(1)	759	2,766
Check Point Software Technologies Ltd.(1)	280	35,353
Clal Insurance Enterprises Holdings Ltd.(1)	66	648
CyberArk Software Ltd.(1)	126	13,923
Danel Adir Yeoshua Ltd.	12	1,526
Elbit Systems Ltd.	33	4,450
Elco Ltd.	83	3,029
Electra Consumer Products 1970 Ltd.	158	4,420
Electra Ltd.	11	4,989
Energix-Renewable Energies Ltd.(1)	935	4,399
Equital Ltd.(1)	35	699
Fattal Holdings 1998 Ltd.(1)	7	463
FIBI Holdings Ltd.	173	4,544
First International Bank of Israel Ltd.	212	4,960
FMS Enterprises Migun Ltd.	27	684
Fox Wizel Ltd.	130	6,432
Gazit-Globe Ltd.	640	3,321
Harel Insurance Investments & Financial Services Ltd.(1)	123	881
Hilan Ltd.	26	1,222
ICL Group Ltd.	3,029	11,259
IDI Insurance Co. Ltd.	30	807
Inrom Construction Industries Ltd.	1,146	4,599
Isracard Ltd.	1,770	4,923
Israel Corp. Ltd. (The)(1)	6	713
Israel Discount Bank Ltd., A Shares	4,926	15,763
Ituran Location and Control Ltd.	43	624
Kamada Ltd.(1)	533	5,238
Kornit Digital Ltd.(1)	68	4,211
Matrix IT Ltd.	212	5,448
Maytronics Ltd.	330	4,864
Mediterranean Towers Ltd.(1)	327	746
Melisron Ltd.	16	640
Menora Mivtachim Holdings Ltd.	69	896
Mivne Real Estate KD Ltd.(1)	2,451	5,067
Mizrahi Tefahot Bank Ltd.	525	10,683
Nice Ltd., ADR(1)	106	24,364
Novolog Ltd.	5,599	4,587
Oil Refineries Ltd.	2,871	584
Partner Communications Co. Ltd.(1)	1,319	5,692
Paz Oil Co. Ltd.	16	1,621
Phoenix Holdings Ltd. (The)(1)	1,064	5,316
Radware Ltd.(1)	185	4,795
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	98	5,894
Sapiens International Corp. NV	45	1,498
Shapir Engineering and Industry Ltd.(1)	867	6,051
Shikun & Binui Ltd.(1)	1,660	7,402
Shufersal Ltd.	1,530	12,030
Strauss Group Ltd.	234	6,828
26

	Shares	Value
Summit Real Estate Holdings Ltd.	79	$775
Tel Aviv Stock Exchange Ltd.	917	4,279
Teva Pharmaceutical Industries Ltd., ADR(1)	1,494	14,746
Tower Semiconductor Ltd.(1)	396	7,770
Wix.com Ltd.(1)	66	19,446
		392,268
Italy — 2.1%
A2A SpA	13,621	19,868
ACEA SpA	668	13,765
Amplifon SpA(1)	364	12,121
Anima Holding SpA	197	866
Ascopiave SpA	1,761	6,901
Assicurazioni Generali SpA	718	11,135
ASTM SpA(1)	208	4,232
Atlantia SpA(1)	706	11,229
Autogrill SpA(1)	1,256	6,425
Azimut Holding SpA	652	12,633
Banca Farmafactoring SpA(1)	1,044	5,797
Banca Generali SpA(1)	427	13,034
Banca IFIS SpA(1)	69	718
Banca Mediolanum SpA	100	741
Banca Monte dei Paschi di Siena SpA(1)	639	1,092
Banca Popolare di Sondrio SCPA(1)	3,766	9,045
Banco BPM SpA(1)	5,819	9,795
BPER Banca(1)	1,686	4,625
Brunello Cucinelli SpA(1)	330	10,425
Buzzi Unicem SpA	275	6,749
Carel Industries SpA	333	8,147
Cerved Group SpA(1)	735	6,273
CIR SpA-Compagnie Industriali(1)	10,844	5,188
CNH Industrial NV(1)	4,288	33,973
Credito Emiliano SpA(1)	173	878
Credito Valtellinese SpA(1)	543	4,816
Danieli & C Officine Meccaniche SpA	239	3,567
Danieli & C Officine Meccaniche SpA, Preference Shares	502	4,375
Davide Campari-Milano NV	589	6,056
De' Longhi SpA(1)	287	9,529
DiaSorin SpA	42	7,592
Enav SpA	848	3,561
Enel SpA	16,148	146,446
Eni SpA, ADR	2,748	51,113
ERG SpA	342	9,041
Esprinet SpA(1)	190	1,184
Falck Renewables SpA	779	5,222
Ferrari NV	313	60,974
Fiat Chrysler Automobiles NV(1)	4,272	47,090
Fincantieri SpA(1)	5,427	3,842
FinecoBank Banca Fineco SpA(1)	1,391	21,062
Freni Brembo SpA(1)	747	7,197
Gruppo MutuiOnline SpA	307	8,500
Hera SpA	4,203	16,062
IMA Industria Macchine Automatiche SpA(1)	85	6,818
27

	Shares	Value
Infrastrutture Wireless Italiane SpA	103	$1,005
Interpump Group SpA	205	7,177
Intesa Sanpaolo SpA(1)	28,211	60,700
Iren SpA	6,949	18,170
Italgas SpA	5,175	33,350
Leonardo SpA	821	5,557
Maire Tecnimont SpA(1)	2,317	4,189
MARR SpA(1)	45	690
Mediaset SpA(1)	524	969
Mediobanca Banca di Credito Finanziario SpA	1,032	8,958
Moncler SpA(1)	821	31,850
Nexi SpA(1)	501	8,911
OVS SpA(1)	539	519
Piaggio & C SpA	317	900
Pirelli & C SpA(1)	223	964
Poste Italiane SpA	1,180	10,821
Prysmian SpA	1,027	28,705
RAI Way SpA	862	5,625
Recordati Industria Chimica e Farmaceutica SpA	372	20,265
Reno de Medici SpA	4,439	4,353
Reply SpA	152	16,861
Saipem SpA	4,130	8,840
Salvatore Ferragamo SpA(1)	392	5,641
Saras SpA(1)	2,214	1,537
Sesa SpA	25	2,240
Snam SpA	6,797	34,837
Societa Cattolica di Assicurazioni SC(1)	967	5,744
Technogym SpA(1)	1,118	10,059
Telecom Italia SpA/Milano	11,906	5,663
Telecom Italia SpA/Milano, Preference Shares	2,984	1,409
Tenaris SA, ADR	656	7,649
Terna Rete Elettrica Nazionale SpA	4,694	33,937
UniCredit SpA(1)	3,485	34,334
Unione di Banche Italiane SpA(1)	4,141	17,919
Unipol Gruppo SpA(1)	1,764	8,497
Webuild SpA	3,333	4,332
		1,092,879
Japan — 22.7%
77 Bank Ltd. (The)	500	7,309
A&D Co. Ltd.	200	1,205
ABC-Mart, Inc.	100	5,258
Acom Co. Ltd.	300	1,170
Adastria Co. Ltd.	300	4,677
ADEKA Corp.	400	5,837
Advantest Corp.	500	23,846
Aeon Co. Ltd.	2,500	61,939
Aeon Delight Co. Ltd.	200	5,908
AEON Financial Service Co. Ltd.	600	5,320
Aeon Mall Co. Ltd.	700	9,246
AGC, Inc.	1,000	28,257
Ai Holdings Corp.	100	1,671
Aica Kogyo Co. Ltd.	200	6,853
28

	Shares	Value
Aida Engineering Ltd.	200	$1,293
Aiful Corp.(1)	500	1,191
Ain Holdings, Inc.	100	6,486
Air Water, Inc.	1,200	16,793
Aisan Industry Co. Ltd.	200	897
Aisin Seiki Co. Ltd.	800	27,411
Ajinomoto Co., Inc.	1,400	26,061
Alconix Corp.	100	1,328
Alfresa Holdings Corp.	400	8,024
Alps Alpine Co. Ltd.	1,000	15,826
Altech Corp.	300	5,161
Amada Co. Ltd.	900	7,991
Amano Corp.	400	8,324
Amuse, Inc.	200	4,424
ANA Holdings, Inc.(1)	300	7,405
Anritsu Corp.	100	2,181
AOKI Holdings, Inc.	100	539
Aoyama Trading Co. Ltd.	100	600
Aozora Bank Ltd.	500	8,938
Arata Corp.	200	9,549
Arcland Sakamoto Co. Ltd.	400	7,943
Arcs Co. Ltd.	100	2,482
Argo Graphics, Inc.	100	3,308
Arisawa Manufacturing Co. Ltd.	200	1,762
ARTERIA Networks Corp.	100	1,650
Artnature, Inc.	200	1,160
Aruhi Corp.	200	3,198
Asahi Co. Ltd.	300	5,169
Asahi Diamond Industrial Co. Ltd.	200	934
Asahi Group Holdings Ltd.	700	24,469
Asahi Holdings, Inc.	300	10,054
Asahi Intecc Co. Ltd.	300	8,887
Asahi Kasei Corp.	4,300	35,995
Asanuma Corp.	100	4,174
Asia Pile Holdings Corp.	200	875
Asics Corp.	100	1,375
ASKUL Corp.	200	6,162
Astellas Pharma, Inc.	3,700	58,069
Atom Corp.	200	1,697
Awa Bank Ltd. (The)	300	6,755
Axial Retailing, Inc.	100	4,532
Azbil Corp.	100	3,132
Bandai Namco Holdings, Inc.	500	30,999
Bando Chemical Industries Ltd.	200	1,093
Bank of Iwate Ltd. (The)	200	4,706
Bank of Kyoto Ltd. (The)	300	12,763
Bank of Okinawa Ltd. (The)	100	2,813
Bank of the Ryukyus Ltd.	100	833
BayCurrent Consulting, Inc.	100	10,661
Belc Co. Ltd.	100	7,062
Belluna Co. Ltd.	200	1,912
Benefit One, Inc.	400	9,647
29

	Shares	Value
Benesse Holdings, Inc.	500	$12,750
Bic Camera, Inc.	400	4,423
BML, Inc.	200	5,091
Bridgestone Corp.	1,600	50,635
Broadleaf Co. Ltd.	200	953
Brother Industries Ltd.	1,000	16,516
Bunka Shutter Co. Ltd.	200	1,421
Calbee, Inc.	300	9,362
Canon, Inc., ADR	994	17,057
Capcom Co. Ltd.	500	24,204
Casio Computer Co. Ltd.	1,100	17,668
Cawachi Ltd.	200	5,689
Central Glass Co. Ltd.	100	1,977
Central Japan Railway Co.	300	44,810
Change, Inc.(1)	200	13,953
Chiba Bank Ltd. (The)	2,800	14,494
Chilled & Frozen Logistics Holdings Co. Ltd.	100	1,570
Chubu Electric Power Co., Inc.	1,700	20,994
Chubu Shiryo Co. Ltd.	400	6,149
Chudenko Corp.	200	4,249
Chugai Pharmaceutical Co. Ltd.	1,200	53,506
Chugoku Bank Ltd. (The)	800	7,385
Chugoku Electric Power Co., Inc. (The)	1,000	12,193
Citizen Watch Co. Ltd.	300	951
Cleanup Corp.	200	962
CMK Corp.	200	874
Coca-Cola Bottlers Japan Holdings, Inc.	600	9,993
cocokara fine, Inc.	100	5,590
Colowide Co. Ltd.	100	1,562
Computer Engineering & Consulting Ltd.	300	4,596
COMSYS Holdings Corp.	500	13,941
Comture Corp.	200	4,212
Concordia Financial Group Ltd.	4,800	15,781
Cosmo Energy Holdings Co. Ltd.	400	6,311
Cosmos Pharmaceutical Corp.	200	35,193
Create Restaurants Holdings, Inc.	200	1,240
Create SD Holdings Co. Ltd.	200	7,212
Credit Saison Co. Ltd.	1,100	12,503
Curves Holdings Co. Ltd.	100	637
CyberAgent, Inc.	500	26,627
Cybozu, Inc.	200	5,887
Dai Nippon Printing Co. Ltd.	700	14,851
Dai-ichi Life Holdings, Inc.	3,000	45,260
Daibiru Corp.	100	1,124
Daicel Corp.	1,500	10,854
Daido Metal Co. Ltd.	200	998
Daido Steel Co. Ltd.	200	6,639
Daifuku Co. Ltd.	100	8,782
Daihen Corp.	100	3,941
Daiho Corp.	100	2,539
Daiichi Jitsugyo Co. Ltd.	200	6,813
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	200	1,470
30

	Shares	Value
Daiichi Sankyo Co. Ltd.	500	$44,617
Daiichikosho Co. Ltd.	300	9,338
Daiki Aluminium Industry Co. Ltd.	200	946
Daikin Industries Ltd.	500	94,020
Daikokutenbussan Co. Ltd.	200	11,048
Daikyonishikawa Corp.	200	1,080
Daio Paper Corp.	400	5,452
Daiseki Co. Ltd.	100	2,408
Daishi Hokuetsu Financial Group, Inc.	300	5,721
Daito Pharmaceutical Co. Ltd.	200	6,510
Daito Trust Construction Co. Ltd.	300	26,572
Daiwa House Industry Co. Ltd.	1,000	26,748
Daiwa Securities Group, Inc.	3,700	16,652
Daiwabo Holdings Co. Ltd.	200	12,016
DCM Holdings Co. Ltd.	1,000	12,244
DeNA Co. Ltd.	400	6,357
Denka Co. Ltd.	600	16,850
Denso Corp.	1,100	46,124
Dentsu Group, Inc.	400	10,459
Denyo Co. Ltd.	200	4,097
Dexerials Corp.	100	997
DIC Corp.	600	14,192
Digital Arts, Inc.	100	7,704
Digital Garage, Inc.	300	9,089
Dip Corp.	300	6,627
DKS Co. Ltd.	100	4,136
DMG Mori Co. Ltd.	700	8,864
Doshisha Co. Ltd.	400	7,662
Doutor Nichires Holdings Co. Ltd.	300	4,645
Dowa Holdings Co. Ltd.	300	9,222
DTS Corp.	300	6,287
Duskin Co. Ltd.	100	2,513
DyDo Group Holdings, Inc.	200	9,368
Eagle Industry Co. Ltd.	200	1,402
Earth Corp.	100	7,374
East Japan Railway Co.	900	58,494
Ebara Corp.	500	12,772
EDION Corp.	700	7,923
Ehime Bank Ltd. (The)	100	1,089
Eiken Chemical Co. Ltd.	200	3,591
Eisai Co. Ltd.	300	26,179
Eizo Corp.	200	7,544
Elecom Co. Ltd.	100	4,521
Electric Power Development Co. Ltd.	1,100	16,575
en-japan, Inc.	100	2,885
ENEOS Holdings, Inc.	14,300	55,964
eRex Co. Ltd.	100	1,190
ESPEC Corp.	200	3,447
Exedy Corp.	100	1,339
Ezaki Glico Co. Ltd.	100	4,245
F.C.C. Co. Ltd.	300	5,445
Fancl Corp.	300	9,779
31

	Shares	Value
FANUC Corp.	200	$35,009
Fast Retailing Co. Ltd.	100	59,567
Ferrotec Holdings Corp.	200	1,445
Foster Electric Co. Ltd.	100	1,096
FP Corp.	100	7,605
France Bed Holdings Co. Ltd.	200	1,610
Freee KK(1)	100	5,512
Fuji Co. Ltd.	100	1,755
Fuji Corp./Aichi	100	1,784
Fuji Electric Co. Ltd.	300	9,350
Fuji Kyuko Co. Ltd.	200	6,344
Fuji Seal International, Inc.	300	5,442
Fuji Soft, Inc.	200	9,040
Fujibo Holdings, Inc.	100	3,374
Fujicco Co. Ltd.	200	3,919
FUJIFILM Holdings Corp.	400	19,038
Fujikura Ltd.	2,200	6,392
Fujimi, Inc.	200	6,671
Fujimori Kogyo Co. Ltd.	100	3,701
Fujitec Co. Ltd.	100	1,993
Fujitsu General Ltd.	400	10,439
Fujitsu Ltd.	700	91,307
Fukuda Corp.	200	9,195
Fukui Computer Holdings, Inc.	100	2,577
Fukuoka Financial Group, Inc.	800	13,199
Fukuyama Transporting Co. Ltd.	200	9,833
Funai Soken Holdings, Inc.	200	4,002
Furukawa Co. Ltd.	300	3,010
Furukawa Electric Co. Ltd.	300	7,116
Furuno Electric Co. Ltd.	100	887
Fuso Chemical Co. Ltd.	200	6,720
Futaba Industrial Co. Ltd.	200	1,043
Future Corp.	300	5,434
Fuyo General Lease Co. Ltd.	100	6,016
G-7 Holdings, Inc.	100	3,020
G-Tekt Corp.	100	973
Gakken Holdings Co. Ltd.	400	6,058
Genky DrugStores Co. Ltd.	200	6,500
Geo Holdings Corp.	500	8,099
GLOBERIDE, Inc.	200	6,307
Glory Ltd.	300	6,249
GMO Financial Holdings, Inc.	200	1,270
GMO Internet, Inc.	400	10,762
GMO Payment Gateway, Inc.	100	10,572
GNI Group Ltd.(1)	100	2,353
Goldcrest Co. Ltd.	100	1,388
Goldwin, Inc.	200	14,413
Grace Technology, Inc.	100	3,802
GS Yuasa Corp.	400	6,553
GungHo Online Entertainment, Inc.	400	8,244
Gunma Bank Ltd. (The)	1,700	5,555
Gunze Ltd.	100	3,597
32

	Shares	Value
H-One Co. Ltd.	200	$994
H.U. Group Holdings, Inc.	100	2,466
H2O Retailing Corp.	200	1,394
Hachijuni Bank Ltd. (The)	1,700	6,562
Hakuhodo DY Holdings, Inc.	500	6,206
Halows Co. Ltd.	200	7,528
Hamakyorex Co. Ltd.	200	6,237
Hamamatsu Photonics KK	100	4,553
Hankyu Hanshin Holdings, Inc.	1,100	35,698
Hanwa Co. Ltd.	100	2,006
Haseko Corp.	1,400	19,073
Hazama Ando Corp.	1,100	7,454
Heiwa Corp.	300	5,058
Heiwa Real Estate Co. Ltd.	300	7,971
Heiwado Co. Ltd.	400	8,303
Hiday Hidaka Corp.	300	4,921
Hikari Tsushin, Inc.	100	24,101
Hino Motors Ltd.	400	2,661
Hirose Electric Co. Ltd.	100	11,314
Hiroshima Bank Ltd. (The)	1,500	7,581
HIS Co. Ltd.	300	5,342
Hisamitsu Pharmaceutical Co., Inc.	200	9,218
Hitachi Capital Corp.	300	7,285
Hitachi Construction Machinery Co. Ltd.	300	10,499
Hitachi Ltd.	1,000	33,205
Hitachi Metals Ltd.	400	5,990
Hitachi Transport System Ltd.	500	17,363
Hitachi Zosen Corp.	1,900	7,478
Hogy Medical Co. Ltd.	100	3,165
Hokkaido Electric Power Co., Inc.	1,300	5,552
Hokko Chemical Industry Co. Ltd.	200	1,244
Hokkoku Bank Ltd. (The)	100	2,792
Hokuetsu Corp.	200	679
Hokuetsu Industries Co. Ltd.	100	973
Hokuhoku Financial Group, Inc.	1,100	10,186
Hokuriku Electric Power Co.	1,300	9,594
Hokuto Corp.	200	4,061
Honda Motor Co. Ltd., ADR	4,139	105,876
Honeys Holdings Co. Ltd.	100	1,070
Hoosiers Holdings	200	1,184
Horiba Ltd.	200	10,935
Hoshizaki Corp.	100	7,638
Hosiden Corp.	100	877
Hosokawa Micron Corp.	100	5,327
House Foods Group, Inc.	200	6,750
Hoya Corp., ADR	484	47,722
Hulic Co. Ltd.	2,000	18,188
Hyakugo Bank Ltd. (The)	2,000	6,143
Hyakujushi Bank Ltd. (The)	200	3,393
I-Net Corp./Kanagawa	100	1,415
I-PEX, Inc.	200	3,865
Ibiden Co. Ltd.	700	21,914
33

	Shares	Value
Ichibanya Co. Ltd.	100	$4,901
Ichigo, Inc.	600	1,603
Ichikoh Industries Ltd.	200	930
Ichinen Holdings Co. Ltd.	100	1,153
Icom, Inc.	200	5,032
Idemitsu Kosan Co. Ltd.	1,200	26,408
IDOM, Inc.	900	4,590
IHI Corp.	500	7,329
Iida Group Holdings Co. Ltd.	400	7,796
Iino Kaiun Kaisha Ltd.	400	1,326
Inaba Denki Sangyo Co. Ltd.	100	2,466
Inabata & Co. Ltd.	100	1,230
Ines Corp.	100	1,257
Infocom Corp.	200	6,654
Infomart Corp.	200	1,375
Information Services International-Dentsu Ltd.	200	10,668
INPEX Corp.	4,600	29,079
Intage Holdings, Inc.	600	5,207
Inter Action Corp.	200	3,233
Internet Initiative Japan, Inc.	300	12,102
IR Japan Holdings Ltd.	100	12,209
Isetan Mitsukoshi Holdings Ltd.	1,200	6,591
Ishihara Sangyo Kaisha Ltd.	100	678
Isuzu Motors Ltd.	1,800	17,750
Ito En Ltd.	300	18,125
ITOCHU Corp.	1,300	33,342
Itochu Enex Co. Ltd.	600	5,312
Itochu Techno-Solutions Corp.	300	10,858
Itoham Yonekyu Holdings, Inc.	900	5,991
IwaiCosmo Holdings, Inc.	100	1,186
Iwatani Corp.	300	10,783
Iyo Bank Ltd. (The)	1,300	8,252
Izumi Co. Ltd.	300	11,675
J Front Retailing Co. Ltd.	1,600	11,103
Jaccs Co. Ltd.	100	1,638
Jafco Co. Ltd.	300	12,062
Japan Airlines Co. Ltd.	300	5,891
Japan Airport Terminal Co. Ltd.	200	8,976
Japan Aviation Electronics Industry Ltd.	600	7,786
Japan Exchange Group, Inc.	1,400	36,241
Japan Lifeline Co. Ltd.	100	1,327
Japan Material Co. Ltd.	500	6,642
Japan Petroleum Exploration Co. Ltd.	100	1,736
Japan Post Bank Co. Ltd.	700	5,604
Japan Post Holdings Co. Ltd.	3,100	22,763
Japan Post Insurance Co. Ltd.	600	9,535
Japan Pulp & Paper Co. Ltd.	200	7,155
Japan Securities Finance Co. Ltd.	700	3,573
Japan Steel Works Ltd. (The)	200	2,848
Japan Wool Textile Co. Ltd. (The)	700	6,420
JCU Corp.	100	3,416
JDC Corp.	200	1,095
34

	Shares	Value
Jeol Ltd.	200	$5,858
JFE Holdings, Inc.	1,500	11,149
JGC Holdings Corp.	1,000	11,006
JINS Holdings, Inc.	100	6,891
JSR Corp.	400	8,483
JTEKT Corp.	1,000	7,691
Juroku Bank Ltd. (The)	200	3,602
Justsystems Corp.	200	15,327
JVCKenwood Corp.	500	739
K's Holdings Corp.	1,600	22,631
Kadokawa Corp.	200	5,113
Kaga Electronics Co. Ltd.	100	1,976
Kagome Co. Ltd.	800	24,870
Kajima Corp.	2,800	34,706
Kakaku.com, Inc.	500	13,290
Kaken Pharmaceutical Co. Ltd.	200	9,265
Kamei Corp.	100	931
Kamigumi Co. Ltd.	400	8,245
Kanamoto Co. Ltd.	300	6,497
Kandenko Co. Ltd.	900	7,056
Kaneka Corp.	300	7,563
Kanematsu Corp.	900	11,362
Kanematsu Electronics Ltd.	200	7,627
Kansai Electric Power Co., Inc. (The)	2,500	24,576
Kansai Mirai Financial Group, Inc.	200	840
Kansai Paint Co. Ltd.	400	9,526
Kanto Denka Kogyo Co. Ltd.	200	1,440
Kao Corp.	900	68,482
Kasai Kogyo Co. Ltd.	200	717
Katitas Co. Ltd.	200	4,986
Kato Sangyo Co. Ltd.	100	3,440
Kawasaki Heavy Industries Ltd.	700	9,879
Kawasaki Kisen Kaisha Ltd.(1)	600	6,669
KDDI Corp.	4,700	136,296
Keihan Holdings Co. Ltd.	400	17,230
Keihanshin Building Co. Ltd.	300	4,263
Keikyu Corp.	1,500	22,356
Keio Corp.	200	12,059
Keisei Electric Railway Co. Ltd.	300	8,813
Keiyo Bank Ltd. (The)	200	932
Kenedix, Inc.	1,000	4,858
Kewpie Corp.	700	13,253
Keyence Corp.	200	82,330
KFC Holdings Japan Ltd.	100	2,731
KH Neochem Co. Ltd.	400	8,634
Kikkoman Corp.	100	5,420
Kinden Corp.	400	6,598
Kintetsu Group Holdings Co. Ltd.	700	30,743
Kintetsu World Express, Inc.	500	10,277
Kirin Holdings Co. Ltd.	2,800	55,007
Kitanotatsujin Corp.	200	1,036
Kito Corp.	100	1,052
35

	Shares	Value
Kitz Corp.	900	$5,243
Kiyo Bank Ltd. (The)	500	7,385
Koatsu Gas Kogyo Co. Ltd.	200	1,477
Kobayashi Pharmaceutical Co. Ltd.	100	8,901
Kobe Bussan Co. Ltd.	200	11,783
Kobe Steel Ltd.(1)	300	1,148
Koei Tecmo Holdings Co. Ltd.	200	7,933
Kohnan Shoji Co. Ltd.	300	10,828
Koito Manufacturing Co. Ltd.	700	33,852
Kokuyo Co. Ltd.	500	5,568
Komatsu Ltd.	2,200	47,501
KOMEDA Holdings Co. Ltd.	200	3,445
Komeri Co. Ltd.	300	9,282
Komori Corp.	100	675
Konami Holdings Corp.	500	19,234
Konica Minolta, Inc.	1,400	4,515
Konishi Co. Ltd.	400	5,606
Konoike Transport Co. Ltd.	400	4,244
Koshidaka Holdings Co. Ltd.	100	431
Kotobuki Spirits Co. Ltd.	100	4,661
Kubota Corp.	2,000	36,090
Kumagai Gumi Co. Ltd.	400	10,207
Kura Sushi, Inc.	200	9,013
Kurabo Industries Ltd.	200	3,783
Kuraray Co. Ltd.	2,700	27,365
Kureha Corp.	100	4,278
Kurita Water Industries Ltd.	600	18,742
KYB Corp.(1)	100	2,000
Kyocera Corp.	400	22,866
Kyokuyo Co. Ltd.	200	5,070
Kyoritsu Maintenance Co. Ltd.	200	7,319
Kyowa Exeo Corp.	200	5,013
Kyowa Kirin Co. Ltd.	200	5,169
Kyudenko Corp.	300	8,554
Kyushu Electric Power Co., Inc.	2,500	22,136
Kyushu Financial Group, Inc.	1,500	6,878
Kyushu Railway Co.	800	17,633
Lacto Japan Co. Ltd.	200	6,753
Lasertec Corp.	200	15,050
Lawson, Inc.	300	14,800
LEC, Inc.	400	6,322
Life Corp.	200	9,139
LINE Corp., ADR(1)	81	4,123
Lintec Corp.	200	4,733
Lion Corp.	800	17,040
LIXIL Group Corp.	1,600	29,298
M&A Capital Partners Co. Ltd.(1)	100	3,662
M3, Inc.	800	46,242
Mabuchi Motor Co. Ltd.	100	3,515
Macnica Fuji Electronics Holdings, Inc.	400	6,738
Maeda Corp.	800	5,926
Maeda Kosen Co. Ltd.	100	2,404
36

	Shares	Value
Maeda Road Construction Co. Ltd.	300	$5,527
Makino Milling Machine Co. Ltd.	100	3,420
Makita Corp.	400	18,395
Mani, Inc.	200	5,067
Marubeni Corp.	2,500	14,963
Marudai Food Co. Ltd.	200	3,491
Maruha Nichiro Corp.	400	9,038
Marui Group Co. Ltd.	700	12,751
Maruichi Steel Tube Ltd.	200	5,354
Maruwa Co. Ltd.	100	8,424
Maruwa Unyu Kikan Co. Ltd.	200	7,735
Maruzen Showa Unyu Co. Ltd.	200	6,458
Matsumotokiyoshi Holdings Co. Ltd.	100	3,499
Matsuyafoods Holdings Co. Ltd.	100	3,351
Maxell Holdings Ltd.	100	956
Mazda Motor Corp.	2,500	15,955
McDonald's Holdings Co. Japan Ltd.	300	14,710
MCJ Co. Ltd.	900	7,983
Mebuki Financial Group, Inc.	4,300	10,406
Medipal Holdings Corp.	500	9,550
Megmilk Snow Brand Co. Ltd.	400	9,093
Meidensha Corp.	100	1,539
MEIJI Holdings Co. Ltd.	200	16,147
Meiko Electronics Co. Ltd.	100	1,556
Meisei Industrial Co. Ltd.	200	1,477
Meitec Corp.	200	9,626
Menicon Co. Ltd.	100	6,116
Mercari, Inc.(1)	300	13,558
METAWATER Co. Ltd.	100	4,200
Micronics Japan Co. Ltd.	100	1,027
Mie Kotsu Group Holdings, Inc.	200	869
Milbon Co. Ltd.	100	5,507
Mimasu Semiconductor Industry Co. Ltd.	100	2,024
MINEBEA MITSUMI, Inc.	1,600	27,507
Ministop Co. Ltd.	100	1,428
Mirait Holdings Corp.	500	6,950
Miroku Jyoho Service Co. Ltd.	200	4,082
MISUMI Group, Inc.	100	2,603
Mitsuba Corp.(1)	200	702
Mitsubishi Chemical Holdings Corp.	4,600	26,836
Mitsubishi Corp.	2,600	61,524
Mitsubishi Electric Corp.	3,100	42,563
Mitsubishi Estate Co. Ltd.	1,500	23,474
Mitsubishi Gas Chemical Co., Inc.	700	12,477
Mitsubishi Heavy Industries Ltd.	800	19,825
Mitsubishi Logisnext Co. Ltd.	400	3,761
Mitsubishi Logistics Corp.	200	6,053
Mitsubishi Materials Corp.	400	8,386
Mitsubishi Motors Corp.	600	1,438
Mitsubishi UFJ Financial Group, Inc., ADR	25,209	105,374
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,100	9,899
Mitsuboshi Belting Ltd.	100	1,545
37

	Shares	Value
Mitsui & Co. Ltd.	3,100	$55,648
Mitsui Chemicals, Inc.	1,100	25,800
Mitsui E&S Holdings Co. Ltd.(1)	200	808
Mitsui Fudosan Co. Ltd.	1,200	21,687
Mitsui Matsushima Holdings Co. Ltd.	100	690
Mitsui Mining & Smelting Co. Ltd.	400	9,577
Mitsui OSK Lines Ltd.	700	12,914
Mitsui Sugar Co. Ltd.	100	1,829
Mitsui-Soko Holdings Co. Ltd.	100	1,671
Mitsuuroko Group Holdings Co. Ltd.	400	4,259
Miura Co. Ltd.	200	8,183
Mixi, Inc.	300	6,620
Mizuho Financial Group, Inc., ADR	25,142	68,889
Mizuho Leasing Co. Ltd.	300	7,550
Mizuno Corp.	100	1,790
Mochida Pharmaceutical Co. Ltd.	100	3,689
Modec, Inc.	100	1,667
Monex Group, Inc.	2,000	5,168
Monogatari Corp. (The)	100	8,598
MonotaRO Co. Ltd.	400	15,783
Morinaga & Co. Ltd.	200	7,329
Morinaga Milk Industry Co. Ltd.	300	14,638
MrMax Holdings Ltd.	400	2,846
MS&AD Insurance Group Holdings, Inc.	1,400	38,790
Murata Manufacturing Co. Ltd.	1,200	70,984
Musashi Seimitsu Industry Co. Ltd.	600	6,007
Musashino Bank Ltd. (The)	400	5,811
Nabtesco Corp.	300	9,483
Nachi-Fujikoshi Corp.	200	6,198
Nagaileben Co. Ltd.	200	5,134
Nagase & Co. Ltd.	500	6,499
Nagoya Railroad Co. Ltd.	1,100	30,686
Nankai Electric Railway Co. Ltd.	600	13,191
Nanto Bank Ltd. (The)	100	1,848
NEC Corp.	1,200	63,184
NEC Networks & System Integration Corp.	300	5,573
NET One Systems Co. Ltd.	600	23,038
Nexon Co. Ltd.	1,200	28,175
NGK Insulators Ltd.	1,100	15,589
NGK Spark Plug Co. Ltd.	900	15,450
NH Foods Ltd.	300	13,578
NHK Spring Co. Ltd.	1,000	6,274
Nichi-iko Pharmaceutical Co. Ltd.	400	4,481
Nichias Corp.	100	2,368
Nichicon Corp.	100	734
Nichiha Corp.	300	7,058
Nichirei Corp.	500	13,046
Nichireki Co. Ltd.	100	1,565
Nidec Corp., ADR	1,294	27,193
Nifco, Inc.	800	20,489
Nihon Dempa Kogyo Co. Ltd.(1)	200	696
Nihon Flush Co. Ltd.	400	5,257
38

	Shares	Value
Nihon House Holdings Co. Ltd.	300	$739
Nihon Kohden Corp.	200	6,860
Nihon M&A Center, Inc.	500	24,852
Nihon Nohyaku Co. Ltd.	200	940
Nihon Parkerizing Co. Ltd.	100	961
Nihon Plast Co. Ltd.	200	772
Nihon Unisys Ltd.	600	17,195
Nikkiso Co. Ltd.	100	978
Nikkon Holdings Co. Ltd.	100	2,204
Nikon Corp.	600	4,694
Nintendo Co. Ltd.	300	160,471
Nippo Corp.	100	2,590
Nippon Carbon Co. Ltd.	100	3,250
Nippon Densetsu Kogyo Co. Ltd.	100	1,987
Nippon Electric Glass Co. Ltd.	100	1,853
Nippon Express Co. Ltd.	400	23,615
Nippon Flour Mills Co. Ltd.	100	1,593
Nippon Gas Co. Ltd.	200	7,771
Nippon Kayaku Co. Ltd.	700	6,817
Nippon Koei Co. Ltd.	200	5,248
Nippon Light Metal Holdings Co. Ltd.	3,000	5,255
Nippon Paint Holdings Co. Ltd.	100	8,583
Nippon Paper Industries Co. Ltd.	900	11,448
Nippon Parking Development Co. Ltd.	3,300	4,136
Nippon Seiki Co. Ltd.	400	4,094
Nippon Sheet Glass Co. Ltd.(1)	200	801
Nippon Shokubai Co. Ltd.	100	5,245
Nippon Signal Co. Ltd.	100	963
Nippon Soda Co. Ltd.	100	2,828
Nippon Steel Corp.	1,500	14,717
Nippon Steel Trading Corp.	200	6,008
Nippon Suisan Kaisha Ltd.	900	4,035
Nippon Telegraph & Telephone Corp.	3,000	68,284
Nippon Yakin Kogyo Co. Ltd.	200	2,852
Nippon Yusen KK	600	9,266
Nipro Corp.	1,300	14,662
Nishi-Nippon Financial Holdings, Inc.	900	5,902
Nishi-Nippon Railroad Co. Ltd.	100	2,909
Nishimatsu Construction Co. Ltd.	300	5,702
Nishio Rent All Co. Ltd.	300	6,588
Nissan Chemical Corp.	400	21,043
Nissan Motor Co. Ltd.	3,700	14,994
Nissha Co. Ltd.	100	1,091
Nisshin Group Holdings Co. Ltd.	200	761
Nisshin Oillio Group Ltd. (The)	300	8,942
Nisshin Seifun Group, Inc.	400	6,640
Nisshinbo Holdings, Inc.	400	2,749
Nissin Electric Co. Ltd.	500	5,299
Nissin Foods Holdings Co. Ltd.	100	10,010
Nitori Holdings Co. Ltd.	200	41,780
Nitto Denko Corp.	400	24,261
Nitto Kogyo Corp.	100	1,780
39

	Shares	Value
Nittoc Construction Co. Ltd.	200	$1,484
Nittoku Co. Ltd.	200	6,139
Noevir Holdings Co. Ltd.	100	4,567
NOF Corp.	200	8,079
Nojima Corp.	500	14,794
NOK Corp.	200	2,172
Nomura Co. Ltd.	100	706
Noritake Co. Ltd./Nagoya Japan	100	3,198
Noritz Corp.	300	3,798
North Pacific Bank Ltd.	3,000	6,301
NS Solutions Corp.	200	5,809
NSK Ltd.	1,000	7,592
NTN Corp.	1,000	1,894
NTT Data Corp.	1,900	21,640
NTT DOCOMO, Inc.	2,500	69,792
Obara Group, Inc.	200	6,789
Obayashi Corp.	3,500	34,065
Obic Co. Ltd.	100	17,723
Odakyu Electric Railway Co. Ltd.	1,200	29,658
Ogaki Kyoritsu Bank Ltd. (The)	100	2,090
Oiles Corp.	400	5,182
Oisix ra daichi, Inc.(1)	300	9,477
Oji Holdings Corp.	5,000	22,363
Okamura Corp.	400	2,807
Okasan Securities Group, Inc.	1,000	3,033
Oki Electric Industry Co. Ltd.	500	4,788
Okinawa Electric Power Co., Inc. (The)	315	4,931
Okumura Corp.	200	4,817
Okuwa Co. Ltd.	100	1,380
Olympus Corp.	2,700	53,391
Omron Corp.	200	14,633
Ono Pharmaceutical Co. Ltd.	500	15,083
Onward Holdings Co. Ltd.	1,000	2,569
Open House Co. Ltd.	600	21,220
Optim Corp.(1)	200	5,669
Optorun Co. Ltd.	100	1,978
Oracle Corp. (Tokyo)	100	11,728
Organo Corp.	100	5,280
Orient Corp.	3,800	4,184
Oriental Land Co. Ltd.	200	27,131
ORIX Corp., ADR	874	54,328
Osaka Gas Co. Ltd.	200	3,914
Osaka Soda Co. Ltd.	200	4,765
OSAKA Titanium Technologies Co. Ltd.	100	877
OSG Corp.	100	1,468
OSJB Holdings Corp.	1,400	3,031
Otsuka Corp.	500	24,542
Otsuka Holdings Co. Ltd.	700	30,723
Outsourcing, Inc.	100	825
Pacific Industrial Co. Ltd.	100	936
Pack Corp. (The)	100	2,536
PAL GROUP Holdings Co. Ltd.	400	4,328
40

	Shares	Value
PALTAC Corp.	200	$11,059
Pan Pacific International Holdings Corp.	1,900	44,704
Panasonic Corp.	8,200	75,437
Paramount Bed Holdings Co. Ltd.	200	7,956
Park24 Co. Ltd.	500	9,034
Penta-Ocean Construction Co. Ltd.	1,600	10,246
PeptiDream, Inc.(1)	100	4,058
Persol Holdings Co. Ltd.	600	9,329
Pigeon Corp.	300	13,706
Pilot Corp.	300	8,782
Piolax, Inc.	100	1,539
Plenus Co. Ltd.	200	3,308
Pola Orbis Holdings, Inc.	300	5,426
Poletowin Pitcrew Holdings, Inc.	100	917
Press Kogyo Co. Ltd.	300	861
Pressance Corp.	100	1,314
Prestige International, Inc.	600	5,049
Prima Meat Packers Ltd.	200	5,843
PS Mitsubishi Construction Co. Ltd.	200	1,082
Raito Kogyo Co. Ltd.	500	7,568
Rakuten, Inc.	4,500	39,525
Recruit Holdings Co. Ltd.	2,000	75,527
Relia, Inc.	500	5,898
Relo Group, Inc.	400	9,084
Renesas Electronics Corp.(1)	500	3,134
Rengo Co. Ltd.	1,700	12,544
Resona Holdings, Inc.	6,100	22,386
Resorttrust, Inc.	800	11,340
Ricoh Co. Ltd.	3,200	23,856
Ricoh Leasing Co. Ltd.	200	5,106
Rinnai Corp.	100	9,233
Riso Kyoiku Co. Ltd.	1,600	4,462
Rohm Co. Ltd.	100	6,419
Rohto Pharmaceutical Co. Ltd.	300	9,531
Rorze Corp.	100	4,676
Round One Corp.	700	5,618
Royal Holdings Co. Ltd.	200	3,475
Ryobi Ltd.	100	1,115
Ryohin Keikaku Co. Ltd.	600	9,358
Ryosan Co. Ltd.	200	3,685
S Foods, Inc.	200	5,430
S-Pool, Inc.	200	1,343
Saizeriya Co. Ltd.(1)	200	3,746
Sakai Moving Service Co. Ltd.	100	4,315
Sakata INX Corp.	100	918
Sakata Seed Corp.	200	6,574
Sakura Internet, Inc.	200	1,149
Sala Corp.	200	1,090
San-A Co. Ltd.	100	4,052
San-Ai Oil Co. Ltd.	700	6,165
San-In Godo Bank Ltd. (The)	800	3,993
Sanei Architecture Planning Co. Ltd.	100	1,237
41

	Shares	Value
Sangetsu Corp.	300	$4,583
Sanken Electric Co. Ltd.	300	6,180
Sanki Engineering Co. Ltd.	100	1,068
Sankyo Co. Ltd.	200	5,510
Sankyo Tateyama, Inc.	100	864
Sankyu, Inc.	300	12,510
Sanoh Industrial Co. Ltd.	100	621
Santen Pharmaceutical Co. Ltd.	1,000	19,069
Sanwa Holdings Corp.	1,000	10,041
Sanyo Chemical Industries Ltd.	100	4,648
Sapporo Holdings Ltd.	600	10,686
Sato Holdings Corp.	100	1,906
Sawada Holdings Co. Ltd.	200	1,657
Sawai Pharmaceutical Co. Ltd.	100	5,110
SB Technology Corp.	200	5,831
SBI Holdings, Inc.	1,900	43,127
SBS Holdings, Inc.	100	1,920
SCSK Corp.	300	16,252
Secom Co. Ltd.	300	28,344
Sega Sammy Holdings, Inc.	600	6,949
Seibu Holdings, Inc.	1,200	13,174
Seikitokyu Kogyo Co. Ltd.	200	1,624
Seiko Epson Corp.	1,600	19,055
Seiko Holdings Corp.	100	1,405
Seino Holdings Co. Ltd.	900	13,756
Seiren Co. Ltd.	400	5,294
Sekisui Chemical Co. Ltd.	1,100	17,568
Sekisui House Ltd.	2,500	49,334
Sekisui Jushi Corp.	100	2,082
Senko Group Holdings Co. Ltd.	700	6,193
Senshu Ikeda Holdings, Inc.	2,000	3,124
Seria Co. Ltd.	300	13,206
Seven & i Holdings Co. Ltd.	2,200	71,178
Seven Bank Ltd.	2,400	6,017
SG Holdings Co. Ltd.	500	22,967
Sharp Corp.	300	3,707
Shibaura Machine Co. Ltd.	200	3,962
Shibuya Corp.	100	2,801
SHIFT, Inc.(1)	100	11,582
Shiga Bank Ltd. (The)	100	2,333
Shikoku Bank Ltd. (The)	200	1,449
Shikoku Chemicals Corp.	100	1,016
Shikoku Electric Power Co., Inc.	900	6,837
Shimachu Co. Ltd.	100	2,796
Shimadzu Corp.	300	8,945
Shimamura Co. Ltd.	100	8,241
Shimano, Inc.	100	21,168
Shimizu Corp.	3,100	23,699
Shin Nippon Air Technologies Co. Ltd.	200	3,860
Shin-Etsu Chemical Co. Ltd.	500	60,414
Shin-Etsu Polymer Co. Ltd.	200	1,647
Shinmaywa Industries Ltd.	500	4,406
42

	Shares	Value
Shinnihon Corp.	200	$1,574
Shinoken Group Co. Ltd.	100	903
Shinsei Bank Ltd.	1,000	11,595
Shionogi & Co. Ltd.	600	33,281
Ship Healthcare Holdings, Inc.	500	23,070
Shizuoka Bank Ltd. (The)	1,800	12,488
Shoei Co. Ltd.	200	6,104
Showa Denko KK	1,100	21,395
Showa Sangyo Co. Ltd.	200	6,652
Sinanen Holdings Co. Ltd.	200	5,578
Sinko Industries Ltd.	200	2,569
Sintokogio Ltd.	200	1,331
SKY Perfect JSAT Holdings, Inc.	300	1,142
Skylark Holdings Co. Ltd.	900	14,297
SMC Corp.	53	28,943
SMS Co. Ltd.	300	8,267
Sodick Co. Ltd.	200	1,375
Softbank Corp.	2,800	36,751
SoftBank Group Corp.	1,700	105,568
Sohgo Security Services Co. Ltd.	300	14,015
Sojitz Corp.	3,000	6,863
Solasto Corp.	100	1,183
Sompo Holdings, Inc.	1,000	37,355
Sony Corp., ADR	2,653	208,632
Sotetsu Holdings, Inc.	600	16,323
Square Enix Holdings Co. Ltd.	200	13,162
St. Marc Holdings Co. Ltd.	300	4,599
Stanley Electric Co. Ltd.	500	14,313
Starts Corp., Inc.	200	4,182
Stella Chemifa Corp.	200	4,929
Strike Co. Ltd.	100	4,492
Subaru Corp.	2,500	51,752
Sugi Holdings Co. Ltd.	300	21,651
SUMCO Corp.	1,500	20,292
Sumida Corp.	100	608
Sumitomo Chemical Co. Ltd.	3,400	11,029
Sumitomo Corp.	2,000	25,882
Sumitomo Dainippon Pharma Co., Ltd.	400	5,056
Sumitomo Densetsu Co. Ltd.	100	2,108
Sumitomo Electric Industries Ltd.	2,900	34,071
Sumitomo Forestry Co. Ltd.	1,100	17,553
Sumitomo Heavy Industries Ltd.	400	9,013
Sumitomo Metal Mining Co. Ltd.	600	18,269
Sumitomo Mitsui Construction Co. Ltd.	300	1,206
Sumitomo Mitsui Financial Group, Inc., ADR	15,317	90,064
Sumitomo Mitsui Trust Holdings, Inc.	1,100	31,799
Sumitomo Osaka Cement Co. Ltd.	300	9,715
Sumitomo Realty & Development Co. Ltd.	1,100	32,402
Sumitomo Riko Co. Ltd.	200	1,032
Sumitomo Rubber Industries Ltd.	1,400	13,452
Sumitomo Seika Chemicals Co. Ltd.	200	6,508
Sumitomo Warehouse Co. Ltd. (The)	500	6,182
43

	Shares	Value
Sundrug Co. Ltd.	300	$11,168
Suntory Beverage & Food Ltd.	500	19,267
Suruga Bank Ltd.	1,300	4,661
Sushiro Global Holdings Ltd.	400	9,280
Suzuken Co. Ltd.	400	14,845
Suzuki Motor Corp.	1,400	57,220
SWCC Showa Holdings Co. Ltd.	200	2,099
Sysmex Corp.	400	34,897
Systena Corp.	500	8,051
T Hasegawa Co. Ltd.	200	3,993
T&D Holdings, Inc.	1,300	13,492
T-Gaia Corp.	100	1,966
Tadano Ltd.	200	1,633
Taihei Dengyo Kaisha Ltd.	100	2,083
Taiheiyo Cement Corp.	600	15,208
Taikisha Ltd.	200	5,434
Taiko Pharmaceutical Co. Ltd.	600	14,419
Taisei Corp.	1,200	41,321
Taisho Pharmaceutical Holdings Co. Ltd.	100	6,159
Taiyo Nippon Sanso Corp.	100	1,748
Taiyo Yuden Co. Ltd.	900	24,188
Takamatsu Construction Group Co. Ltd.	100	2,087
Takara Holdings, Inc.	200	1,871
Takara Leben Co. Ltd.	1,500	4,890
Takara Standard Co. Ltd.	100	1,259
Takashimaya Co. Ltd.	800	6,293
Takeda Pharmaceutical Co. Ltd., ADR(1)	2,193	40,812
Takeei Corp.	100	920
Takeuchi Manufacturing Co. Ltd.	400	8,374
Takuma Co. Ltd.	500	8,004
Tama Home Co. Ltd.	100	1,213
Tamron Co. Ltd.	200	3,227
Tamura Corp.	200	976
Tatsuta Electric Wire and Cable Co. Ltd.	200	1,167
TDK Corp.	500	51,664
TechMatrix Corp.	400	8,242
TechnoPro Holdings, Inc.	100	5,323
Teijin Ltd.	1,400	21,951
Teikoku Electric Manufacturing Co. Ltd.	400	4,284
Teikoku Sen-I Co. Ltd.	200	5,047
Terumo Corp.	800	32,464
THK Co. Ltd.	300	6,955
TIS, Inc.	900	17,957
TKC Corp.	100	5,602
Toagosei Co. Ltd.	200	1,957
Tobu Railway Co. Ltd.	1,100	34,308
TOC Co. Ltd.	200	1,282
Tocalo Co. Ltd.	100	1,005
Toda Corp.	1,300	8,486
Toho Bank Ltd. (The)	500	1,065
Toho Co. Ltd.	300	11,396
Toho Gas Co. Ltd.	100	4,413
44

	Shares	Value
Toho Holdings Co. Ltd.	300	$5,794
Toho Titanium Co. Ltd.	600	3,883
Tohoku Electric Power Co., Inc.	2,400	24,363
Tokai Carbon Co. Ltd.	1,300	12,181
Tokai Corp/Gifu	200	3,959
TOKAI Holdings Corp.	900	8,551
Tokai Rika Co. Ltd.	500	7,489
Tokai Tokyo Financial Holdings, Inc.	1,400	3,373
Token Corp.	100	6,498
Tokio Marine Holdings, Inc.	1,100	50,647
Tokuyama Corp.	500	11,670
Tokyo Century Corp.	300	15,354
Tokyo Dome Corp.	800	6,041
Tokyo Electric Power Co. Holdings, Inc.(1)	6,500	19,107
Tokyo Electron Device Ltd.	200	5,623
Tokyo Electron Ltd.	300	76,485
Tokyo Gas Co. Ltd.	600	13,351
Tokyo Ohka Kogyo Co. Ltd.	100	4,882
Tokyo Seimitsu Co. Ltd.	200	6,098
Tokyo Steel Manufacturing Co. Ltd.	200	1,339
Tokyo Tatemono Co. Ltd.	200	2,429
Tokyotokeiba Co. Ltd.	200	9,247
Tokyu Construction Co. Ltd.	200	917
Tokyu Corp.	2,000	26,703
Tokyu Fudosan Holdings Corp.	1,500	6,434
TOMONY Holdings, Inc.	1,400	4,471
Tomy Co. Ltd.	600	4,817
Topcon Corp.	700	5,620
Toppan Forms Co. Ltd.	100	905
Toppan Printing Co. Ltd.	700	10,859
Topre Corp.	500	5,555
Toray Industries, Inc.	3,900	18,476
Toridoll Holdings Corp.	200	2,594
Torii Pharmaceutical Co. Ltd.	100	2,597
Tosei Corp.	100	874
Toshiba Corp.	500	14,379
Toshiba TEC Corp.	300	12,552
Tosoh Corp.	1,800	26,672
Totetsu Kogyo Co. Ltd.	100	2,470
TOTO Ltd.	500	21,831
Towa Bank Ltd. (The)	200	1,278
Towa Pharmaceutical Co. Ltd.	100	1,981
Toyo Construction Co. Ltd.	700	2,657
Toyo Gosei Co. Ltd.	100	7,285
Toyo Ink SC Holdings Co. Ltd.	200	3,501
Toyo Seikan Group Holdings Ltd.	1,000	11,042
Toyo Suisan Kaisha Ltd.	200	11,356
Toyo Tire Corp.	900	14,962
Toyobo Co. Ltd.	900	12,959
Toyoda Gosei Co. Ltd.	500	10,891
Toyota Boshoku Corp.	600	8,490
Toyota Industries Corp.	400	23,279
45

	Shares	Value
Toyota Motor Corp., ADR	2,270	$300,616
Toyota Tsusho Corp.	500	14,390
TPR Co. Ltd.	200	2,666
Transcosmos, Inc.	200	5,446
Trend Micro, Inc.	600	37,078
Tri Chemical Laboratories, Inc.	100	9,148
TS Tech Co. Ltd.	300	8,776
Tsubakimoto Chain Co.	100	2,322
Tsukishima Kikai Co. Ltd.	500	5,913
Tsukui Corp.	200	1,165
Tsumura & Co.	200	5,674
Tsuruha Holdings, Inc.	200	26,706
UACJ Corp.	500	9,135
Ube Industries Ltd.	900	16,055
Uchida Yoko Co. Ltd.	200	11,851
Ulvac, Inc.	200	7,092
Unicharm Corp.	500	21,784
Unipres Corp.	100	866
United Super Markets Holdings, Inc.	200	2,349
Universal Entertainment Corp.(1)	100	1,960
Ushio, Inc.	500	6,172
USS Co. Ltd.	400	6,747
UT Group Co. Ltd.(1)	200	5,910
Valor Holdings Co. Ltd.	300	7,669
ValueCommerce Co. Ltd.	200	6,647
Vital KSK Holdings, Inc.	400	4,039
VT Holdings Co. Ltd.	300	1,102
Wacoal Holdings Corp.	200	3,551
Wacom Co. Ltd.	1,800	11,773
Wakita & Co. Ltd.	600	5,309
Welcia Holdings Co. Ltd.	400	17,127
West Japan Railway Co.	500	26,176
World Co. Ltd.	100	1,463
Wowow, Inc.	200	5,103
Yahagi Construction Co. Ltd.	400	3,420
Yakult Honsha Co. Ltd.	200	11,416
YAKUODO Holdings Co. Ltd.	200	4,757
YAMABIKO Corp.	100	1,017
Yamada Denki Co. Ltd.	1,700	9,115
Yamaguchi Financial Group, Inc.	1,300	8,542
Yamaha Corp.	700	34,051
Yamaha Motor Co. Ltd.	1,300	20,415
Yamaichi Electronics Co. Ltd.	100	1,285
Yamato Corp.	200	1,179
Yamato Holdings Co. Ltd.	900	23,504
Yamato Kogyo Co. Ltd.	200	4,748
Yamazaki Baking Co. Ltd.	700	11,402
Yamazen Corp.	200	1,879
Yaoko Co. Ltd.	200	15,626
Yaskawa Electric Corp.	100	3,589
Yellow Hat Ltd.	100	1,646
Yodogawa Steel Works Ltd.	200	3,478
46

	Shares	Value
Yokogawa Bridge Holdings Corp.	100	$1,806
Yokogawa Electric Corp.	600	9,778
Yokohama Reito Co. Ltd.	700	5,951
Yokohama Rubber Co. Ltd. (The)	700	10,932
Yokowo Co. Ltd.	200	5,027
Yorozu Corp.	100	881
Yoshinoya Holdings Co. Ltd.	600	11,861
Yotai Refractories Co. Ltd.	200	1,327
Yuasa Trading Co. Ltd.	100	2,900
Yumeshin Holdings Co. Ltd.	200	1,278
Yurtec Corp.	200	1,197
Z Holdings Corp.	8,700	57,732
Zenkoku Hosho Co. Ltd.	500	17,668
Zensho Holdings Co. Ltd.	600	13,502
Zeon Corp.	200	2,088
ZERIA Pharmaceutical Co. Ltd.	200	3,692
ZOZO, Inc.	400	11,243
		11,543,882
Netherlands — 3.6%
Aalberts NV	418	15,769
ABN AMRO Bank NV, CVA	1,545	14,714
Accell Group NV(1)	69	2,059
Adyen NV(1)	65	109,583
Aegon NV	9,157	25,090
AerCap Holdings NV(1)	915	27,057
Akzo Nobel NV	886	87,675
Alfen Beheer BV(1)	179	12,984
Altice Europe NV(1)	1,031	4,570
AMG Advanced Metallurgical Group NV(2)	381	7,822
Arcadis NV(1)	522	11,983
ASM International NV	329	49,459
ASML Holding NV, (New York)	668	249,952
ASR Nederland NV	786	27,242
Basic-Fit NV(1)	334	9,395
BE Semiconductor Industries NV	737	35,215
Boskalis Westminster(1)	617	12,927
Coca-Cola European Partners plc	1,266	52,109
Corbion NV	582	26,938
Flow Traders(2)	404	15,912
ForFarmers NV	632	4,079
Fugro NV, CVA(1)(2)	1,166	4,979
Heineken Holding NV	62	5,084
Heineken NV	471	43,635
IMCD NV	81	8,644
ING Groep NV, ADR	11,294	91,368
Just Eat Takeaway.com NV(1)	95	10,568
Kendrion NV(1)	45	711
Koninklijke Ahold Delhaize NV	5,312	159,980
Koninklijke BAM Groep NV(1)	2,679	4,125
Koninklijke DSM NV, ADR	2,632	105,852
Koninklijke KPN NV	29,204	76,616
Koninklijke Philips NV(1)	1,088	51,669
47

	Shares	Value
Koninklijke Vopak NV	513	$28,171
Nederland Apparatenfabriek(1)	19	998
NIBC Holding NV(1)	506	4,462
NN Group NV	1,982	74,605
OCI NV(1)	591	8,032
Pharming Group NV(1)(2)	6,312	7,994
PostNL NV	483	1,438
Prosus NV(1)	468	46,814
Randstad NV	757	39,423
SBM Offshore NV	1,193	20,648
Signify NV(1)	919	30,676
TKH Group NV, CVA	291	11,404
TomTom NV(1)	753	6,049
Unilever NV, (New York)	2,896	167,968
Wolters Kluwer NV(2)	401	32,919
		1,847,366
New Zealand — 0.4%
a2 Milk Co. Ltd.(1)	1,826	22,801
Air New Zealand Ltd.	4,184	3,919
Arvida Group Ltd.	960	1,045
Auckland International Airport Ltd.	1,633	7,268
Chorus Ltd.	2,721	15,504
Contact Energy Ltd.	1,579	6,630
Fisher & Paykel Healthcare Corp. Ltd.	651	16,137
Fletcher Building Ltd.(1)	3,632	8,732
Genesis Energy Ltd.	552	1,121
Hallenstein Glasson Holdings Ltd.	237	722
Infratil Ltd.	578	1,927
Kathmandu Holdings Ltd.	507	421
Mercury NZ Ltd.	1,963	6,847
Meridian Energy Ltd.	2,645	9,048
Metlifecare Ltd.	271	1,084
New Zealand Refining Co. Ltd. (The)	788	350
NZX Ltd.	2,074	2,260
Oceania Healthcare Ltd.	10,328	7,212
Pushpay Holdings Ltd.(1)	1,552	9,121
Ryman Healthcare Ltd.	931	8,416
Sanford Ltd.	585	2,270
Scales Corp. Ltd.	162	534
SKYCITY Entertainment Group Ltd.	4,175	7,141
Spark New Zealand Ltd.	7,379	23,998
Summerset Group Holdings Ltd.	1,675	9,734
Synlait Milk Ltd.(1)	167	715
Z Energy Ltd.	2,828	5,111
		180,068
Norway — 0.7%
Adevinta ASA(1)	508	9,472
Aker BP ASA	462	9,160
Atea ASA(1)	72	842
Austevoll Seafood ASA	108	996
Avance Gas Holding Ltd.(2)	187	449
Bakkafrost P/F(1)	34	2,127
48

	Shares	Value
Borregaard ASA	682	$9,930
Bouvet ASA(2)	26	1,732
BW Energy Ltd.(1)	49	115
BW LPG Ltd.	1,378	6,421
BW Offshore Ltd.	245	946
DNB ASA(1)	1,495	23,923
DNO ASA(2)	928	585
Elkem ASA	2,800	5,762
Entra ASA	98	1,339
Equinor ASA, ADR	1,903	30,543
Europris ASA	1,242	6,255
Fjordkraft Holding ASA	637	6,806
Frontline Ltd.	857	6,822
Gjensidige Forsikring ASA(1)	310	6,598
Golden Ocean Group Ltd.	201	822
Grieg Seafood ASA	515	5,216
Kongsberg Gruppen ASA	294	4,362
Leroy Seafood Group ASA	821	5,183
Mowi ASA(2)	1,218	23,778
Nordic Semiconductor ASA(1)	634	6,501
Norsk Hydro ASA(1)	6,378	20,316
Norway Royal Salmon ASA	39	987
Norwegian Finans Holding ASA(1)	1,247	9,425
Odfjell Drilling Ltd.(1)(2)	354	469
Orkla ASA	1,053	10,715
PGS ASA(1)	1,017	377
Salmar ASA(1)	167	9,037
Sbanken ASA(1)	858	6,611
Scatec Solar ASA	510	11,065
Schibsted ASA, B Shares(1)	39	1,545
Selvaag Bolig ASA	147	895
SpareBank 1 Nord Norge	924	7,112
Sparebank 1 Oestlandet	104	1,059
SpareBank 1 SMN	767	7,627
SpareBank 1 SR-Bank ASA(1)	788	7,083
Sparebanken More	30	1,023
Sparebanken Vest	955	7,101
Stolt-Nielsen Ltd.	82	802
Storebrand ASA(1)	1,675	10,264
Subsea 7 SA(1)	1,267	10,222
Telenor ASA	952	15,476
TGS Nopec Geophysical Co. ASA	612	7,934
TOMRA Systems ASA(1)	354	17,152
Veidekke ASA(1)	669	8,999
Yara International ASA	445	18,630
		368,611
Portugal — 0.2%
Altri SGPS SA	612	3,059
Banco Comercial Portugues SA, R Shares(1)(2)	47,877	5,635
CTT-Correios de Portugal SA(1)	1,350	4,197
EDP - Energias de Portugal SA	4,786	24,243
Galp Energia SGPS SA	1,659	17,752
49

	Shares	Value
Jeronimo Martins SGPS SA	584	$9,583
NOS SGPS SA	979	3,956
REN - Redes Energeticas Nacionais SGPS SA	4,262	12,356
Sonae SGPS SA	1,952	1,390
		82,171
Singapore — 1.0%
Accordia Golf Trust	11,900	6,326
AEM Holdings Ltd.	4,500	13,197
Ascendas India Trust	4,700	4,607
CapitaLand Ltd.	10,100	20,461
Chip Eng Seng Corp. Ltd.	8,400	2,775
City Developments Ltd.	2,500	14,724
ComfortDelGro Corp. Ltd.	12,200	13,200
DBS Group Holdings Ltd.	4,152	63,536
Far East Orchard Ltd.	3,900	2,779
Frencken Group Ltd.	6,300	4,332
Fu Yu Corp. Ltd.	17,800	3,260
Golden Agri-Resources Ltd.	40,800	4,336
GuocoLand Ltd.	800	857
Hour Glass Ltd. (The)	1,700	880
Hutchison Port Holdings Trust, U Shares	74,900	7,909
Japfa Ltd.	10,400	4,753
Jardine Cycle & Carriage Ltd.	500	6,939
Keppel Corp. Ltd.	6,000	20,172
Keppel Infrastructure Trust	10,900	4,361
NetLink NBN Trust	1,500	1,068
OUE Ltd.	1,000	876
Oversea-Chinese Banking Corp. Ltd.	6,100	38,809
QAF Ltd.	5,200	3,514
Raffles Medical Group Ltd.	9,500	5,713
Rex International Holding Ltd.(1)	7,900	959
SATS Ltd.(2)	300	660
Sembcorp Industries Ltd.	8,900	12,176
Sembcorp Marine Ltd.(1)	8,300	1,244
Sheng Siong Group Ltd.	5,700	7,346
Singapore Airlines Ltd.	5,000	13,352
Singapore Exchange Ltd.	2,800	17,662
Singapore Post Ltd.	4,500	2,310
Singapore Press Holdings Ltd.(2)	13,100	10,483
Singapore Technologies Engineering Ltd.	12,900	32,134
Singapore Telecommunications Ltd.	20,000	33,701
StarHub Ltd.	4,500	4,028
UMS Holdings Ltd.	1,600	1,158
United Overseas Bank Ltd.	3,600	51,673
UOL Group Ltd.	3,400	16,396
Venture Corp. Ltd.	500	7,264
Wilmar International Ltd.	10,400	33,191
Wing Tai Holdings Ltd.	4,300	5,430
Yangzijiang Shipbuilding Holdings Ltd.	32,800	22,024
Yanlord Land Group Ltd.	8,800	7,796
		530,371
50

	Shares	Value
Spain — 2.0%
Acciona SA(2)	193	$23,103
Acerinox SA(1)	1,044	8,451
ACS Actividades de Construccion y Servicios SA	2,202	54,016
Aena SME SA(1)	250	37,367
Almirall SA(1)	439	4,826
Amadeus IT Group SA	810	45,720
Applus Services SA(1)	732	6,026
Banco Bilbao Vizcaya Argentaria SA, ADR	25,912	74,886
Banco de Sabadell SA	17,065	6,976
Banco Santander SA, ADR(1)	24,470	54,568
Bankia SA	5,355	6,809
Bankinter SA	3,327	18,017
CaixaBank SA	14,347	31,804
Cellnex Telecom SA	335	21,450
Cia de Distribucion Integral Logista Holdings SA	44	781
CIE Automotive SA	246	4,253
Construcciones y Auxiliar de Ferrocarriles SA(1)	134	4,818
Ebro Foods SA	287	7,042
Enagas SA	1,589	38,888
Ence Energia y Celulosa SA	1,443	4,630
Endesa SA	1,123	31,156
Ercros SA	385	970
Faes Farma SA	1,847	7,307
Ferrovial SA	1,118	29,898
Fomento de Construcciones y Contratas SA	466	4,562
Gestamp Automocion SA	1,752	4,690
Grifols SA	122	3,309
Grupo Catalana Occidente SA	262	6,797
Iberdrola SA	10,734	135,273
Industria de Diseno Textil SA	2,325	65,296
Liberbank SA(1)	2,918	787
Mapfre SA	2,977	5,638
Masmovil Ibercom SA(1)	559	14,969
Mediaset Espana Comunicacion SA(1)	1,081	3,594
Melia Hotels International SA(1)	378	1,582
Miquel y Costas & Miquel SA	58	816
Naturgy Energy Group SA(2)	1,284	24,766
Neinor Homes SA(1)	540	7,255
Pharma Mar SA	50	5,086
Prosegur Cash SA	3,818	3,166
Prosegur Cia de Seguridad SA	2,790	6,764
Red Electrica Corp. SA	3,279	62,715
Repsol SA	6,436	50,818
Sacyr SA	4,238	9,624
Siemens Gamesa Renewable Energy SA	400	10,748
Solaria Energia y Medio Ambiente SA(1)	705	14,397
Talgo SA(1)	319	1,455
Tecnicas Reunidas SA(1)(2)	508	6,488
Telefonica SA, ADR	5,600	22,120
Tubacex SA(1)(2)	322	464
Unicaja Banco SA(1)	1,492	1,073
51

	Shares	Value
Viscofan SA	341	$25,240
Zardoya Otis SA	674	4,684
		1,027,938
Sweden — 3.5%
AAK AB(1)	416	8,246
AcadeMedia AB	673	5,661
AddTech AB, B Shares	116	6,007
AF POYRY AB(1)	464	12,938
Alfa Laval AB(1)	1,011	24,690
Alimak Group AB	274	3,881
Amasten Fastighets AB(1)	1,158	980
Arjo AB, B Shares	2,424	14,419
Assa Abloy AB, B Shares	808	18,695
Atlas Copco AB, Class A ADR	1,521	70,605
Atlas Copco AB, B Shares	846	33,945
Atrium Ljungberg AB, B Shares	56	800
Avanza Bank Holding AB	925	18,257
Axfood AB	660	14,594
Beijer Ref AB	384	15,268
Bilia AB, A Shares(1)	790	9,357
BillerudKorsnas AB	1,065	17,913
BioArctic AB(1)	99	1,041
BioGaia AB, B Shares	118	7,745
Boliden AB	1,577	47,094
Bonava AB, B Shares	824	5,861
Bravida Holding AB(1)	855	10,119
Bure Equity AB	775	23,906
Castellum AB	464	9,491
Catena AB	162	6,619
Cibus Nordic Real Estate AB	262	4,602
Clas Ohlson AB, B Shares	579	6,717
Cloetta AB, B Shares(1)	1,689	4,712
Dios Fastigheter AB	130	839
Dometic Group AB(1)	104	1,278
Electrolux AB, Series B	1,180	25,598
Electrolux Professional AB, B Shares(1)	395	1,748
Elekta AB, B Shares(2)	625	7,831
Eltel AB(1)	1,494	3,626
Embracer Group AB(1)	598	11,746
Eolus Vind AB, B Shares(2)	472	8,376
Epiroc AB, A Shares	2,631	39,205
Epiroc AB, B Shares	1,825	26,263
EQT AB	319	5,878
Essity AB, B Shares(1)	1,632	56,179
Fabege AB	797	9,714
Fastighets AB Balder, B Shares(1)	263	10,473
Fortnox AB	374	13,011
Getinge AB, B Shares	345	7,665
Granges AB(1)	835	7,433
Hennes & Mauritz AB, B Shares	1,761	28,120
Hexagon AB, B Shares(1)	594	43,069
Hexpol AB(1)	938	7,746
52

	Shares	Value
HIQ International AB(1)	954	$7,763
HMS Networks AB(1)	126	3,206
Hoist Finance AB(1)	298	1,058
Holmen AB, B Shares(1)	256	9,115
Hufvudstaden AB, A Shares	383	4,745
Husqvarna AB, B Shares	2,710	29,428
ICA Gruppen AB	153	7,507
Indutrade AB(1)	317	16,687
Internationella Engelska Skolan i Sverige Holding II AB	499	4,453
Investment AB Latour, B Shares	184	4,103
INVISIO AB	463	8,113
Inwido AB(1)	628	6,229
JM AB	56	1,709
Karo Pharma AB(1)	252	1,849
Klovern AB, B Shares	3,754	5,775
Kopparbergs Bryggeri AB, B Shares	56	1,237
Kungsleden AB	767	6,065
Lifco AB, B Shares	157	12,482
Lime Technologies AB(2)	93	3,497
Lindab International AB	778	12,489
Loomis AB(1)	416	10,458
Lundin Energy AB	263	6,423
Mekonomen AB(1)	117	1,250
Millicom International Cellular SA, SDR	259	7,688
MIPS AB	195	7,811
Modern Times Group MTG AB, B Shares(1)	956	13,047
Munters Group AB(1)	204	1,535
Mycronic AB	537	12,219
NCC AB, B Shares	607	10,929
NetEnt AB(1)	995	9,554
Nibe Industrier AB, B Shares(1)	1,404	39,478
Nobia AB(1)	1,165	7,496
Nobina AB(1)	994	6,013
Nolato AB, B Shares(1)	203	19,777
Nordea Bank Abp(1)	7,588	61,158
Nordic Entertainment Group AB, B Shares(1)	422	17,597
Nordic Waterproofing Holding AS(1)	311	4,244
NP3 Fastigheter AB	89	1,050
Nyfosa AB(1)	1,109	8,006
Pandox AB(1)	470	5,347
Paradox Interactive AB	279	7,473
Peab AB, Class B(1)	759	7,419
RaySearch Laboratories AB(1)	89	998
Recipharm AB, B Shares(1)	436	7,512
Resurs Holding AB	903	4,685
Saab AB, B Shares(1)	109	3,274
Samhallsbyggnadsbolaget i Norden AB(2)	2,935	8,161
Sandvik AB(1)	3,212	62,998
SAS AB(1)(2)	644	484
Scandi Standard AB(1)	736	6,368
Scandic Hotels Group AB(2)	200	695
Securitas AB, B Shares(1)	514	7,325
53

	Shares	Value
Sinch AB(1)	66	$6,695
Skandinaviska Enskilda Banken AB, A Shares(1)	5,123	50,824
Skanska AB, B Shares(1)	795	16,211
SKF AB, B Shares	1,710	34,103
SkiStar AB	525	6,313
Spotify Technology SA(1)	155	43,735
SSAB AB, A Shares(1)	1,528	4,988
SSAB AB, B Shares(1)	4,117	12,712
Stillfront Group AB(1)	158	16,998
Svenska Cellulosa AB SCA, B Shares(1)	1,510	19,474
Svenska Handelsbanken AB, A Shares(1)	4,451	44,750
Sweco AB, B Shares	56	3,456
Swedbank AB, A Shares(1)	3,405	57,763
Swedish Orphan Biovitrum AB(1)	423	9,483
Tele2 AB, B Shares	267	3,782
Telefonaktiebolaget LM Ericsson, ADR	6,735	78,463
Telia Co. AB	4,994	19,242
Tethys Oil AB	134	735
Thule Group AB	297	9,376
Trelleborg AB, B Shares(1)	1,045	18,217
Troax Group AB	287	5,572
Vitec Software Group AB, B Shares	386	13,393
Vitrolife AB(1)	318	8,545
Volvo AB, B Shares(1)	1,961	37,509
Wallenstam AB, B Shares	557	7,296
Wihlborgs Fastigheter AB	591	9,454
		1,775,032
Switzerland — 8.7%
ABB Ltd., ADR	2,007	51,178
Adecco Group AG	603	31,499
Alcon, Inc.(1)	795	45,142
Allreal Holding AG	84	17,391
ALSO Holding AG(1)	53	14,272
Aluflexpack AG(1)	50	1,439
ams AG(1)	1,577	27,886
APG SGA SA(1)	4	819
Arbonia AG(1)	387	5,074
Aryzta AG(1)	998	714
Autoneum Holding AG(1)	35	4,205
Bachem Holding AG, Class B	18	7,595
Baloise Holding AG	191	29,725
Banque Cantonale Vaudoise	176	18,802
Barry Callebaut AG	11	24,330
Belimo Holding AG	2	17,470
Bell Food Group AG	17	4,372
BKW AG	65	6,367
Bobst Group SA	90	5,827
Bossard Holding AG, Class A	40	7,084
Bucher Industries AG	43	16,089
Burkhalter Holding AG	46	3,029
Cembra Money Bank AG	180	21,457
Chocoladefabriken Lindt & Spruengli AG, Participation Ceritificate	5	42,583
54

	Shares	Value
Cie Financiere Richemont SA	1,046	$69,264
Clariant AG	1,780	36,999
Comet Holding AG	69	10,833
Conzzeta AG	9	9,357
Credit Suisse Group AG, ADR	7,077	77,635
Daetwyler Holding AG	76	17,732
DKSH Holding AG	215	14,404
dormakaba Holding AG(1)	20	12,932
Dufry AG(1)	163	4,893
EFG International AG(1)	847	5,836
Emmi AG	11	11,289
EMS-Chemie Holding AG	39	35,167
Evolva Holding SA(1)	11,416	3,058
Flughafen Zurich AG(1)	104	15,641
Forbo Holding AG	10	16,530
Galenica AG	191	13,710
GAM Holding AG(1)	1,436	3,518
Geberit AG	130	74,839
Georg Fischer AG	25	24,862
Givaudan SA	21	88,118
Gurit Holding AG	6	11,294
Helvetia Holding AG	108	10,154
Huber + Suhner AG	125	9,662
Implenia AG	101	3,481
Ina Invest Holding AG(1)	20	427
Inficon Holding AG	14	11,976
Interroll Holding AG	8	21,411
Intershop Holding AG	7	4,437
Julius Baer Group Ltd.	953	45,624
Kardex Holding AG	96	19,864
Komax Holding AG(1)	7	1,182
Kuehne + Nagel International AG(1)	212	41,038
LafargeHolcim Ltd.(1)	1,384	65,627
Landis+Gyr Group AG(1)	94	5,680
LEM Holding SA	2	3,566
Leonteq AG(1)	78	3,113
Liechtensteinische Landesbank AG	79	5,190
Logitech International SA	538	39,736
Lonza Group AG	173	107,195
Medacta Group SA(1)	74	7,014
Mobilezone Holding AG	498	5,374
Mobimo Holding AG(1)	39	11,451
Molecular Partners AG(1)	163	3,642
Nestle SA, ADR	3,679	442,970
Novartis AG, ADR	7,083	609,563
OC Oerlikon Corp. AG	497	4,525
Orior AG	86	7,432
Partners Group Holding AG	135	136,993
PSP Swiss Property AG	185	22,103
Rieter Holding AG	8	711
Roche Holding AG, ADR	14,977	654,495
Schindler Holding AG	133	34,976
55

	Shares	Value
Schindler Holding AG, Bearer Participation Certificate	283	$75,458
Schweiter Technologies AG	5	6,944
Sensirion Holding AG(1)	118	6,394
SFS Group AG	137	12,899
SGS SA	17	43,950
Siegfried Holding AG(1)	13	7,375
SIG Combibloc Group AG(1)	1,900	37,315
Sika AG	252	60,359
Softwareone Holding AG(1)	150	4,452
Sonova Holding AG(1)	123	28,708
St Galler Kantonalbank AG	21	9,661
Stadler Rail AG(1)	192	8,586
Straumann Holding AG	20	19,653
Sulzer AG	134	11,919
Sunrise Communications Group AG(1)	170	20,227
Swatch Group AG (The)	153	6,029
Swatch Group AG (The), Bearer Shares	92	19,466
Swiss Life Holding AG(1)	116	46,882
Swiss Prime Site AG	362	32,571
Swiss Re AG	600	48,189
Swisscom AG	156	86,266
Swissquote Group Holding SA	74	6,499
Tecan Group AG	60	27,107
Temenos AG	241	38,851
u-blox Holding AG(1)	60	3,383
UBS Group AG	14,282	173,526
Valiant Holding AG	92	8,801
Valora Holding AG(1)	20	3,725
VAT Group AG(1)	270	52,534
Vetropack Holding AG(1)	50	3,130
Vifor Pharma AG	182	26,856
Vontobel Holding AG	191	14,086
VP Bank AG	24	3,106
VZ Holding AG	90	8,053
Ypsomed Holding AG	8	1,255
Zehnder Group AG	116	6,003
Zurich Insurance Group AG	407	150,583
		4,423,673
United Kingdom — 12.6%
3i Group plc	2,591	32,488
Abcam plc	229	3,838
Admiral Group plc	1,412	49,749
AG Barr plc	685	3,892
Aggreko plc	2,394	15,271
AJ Bell plc	973	5,843
Anglo American plc	3,647	89,342
Anglo Asian Mining plc	529	1,082
Antofagasta plc	2,058	29,546
Ashmore Group plc	1,623	9,147
Ashtead Group plc	2,821	98,234
ASOS plc(1)	30	1,980
Associated British Foods plc	593	16,347
56

	Shares	Value
Aston Martin Lagonda Global Holdings plc(1)	770	$587
AstraZeneca plc, ADR	4,108	230,048
Augean plc(1)	438	995
Auto Trader Group plc	5,072	38,185
Avast plc	411	2,945
Avation plc	288	487
AVEVA Group plc	136	9,221
Aviva plc	16,337	61,737
B&M European Value Retail SA	1,540	9,799
BAE Systems plc, ADR	963	26,877
Balfour Beatty plc	1,849	5,512
Bank of Georgia Group plc(1)	478	5,873
Barclays plc, ADR(1)	12,569	73,152
Barratt Developments plc	2,590	18,349
Beazley plc	2,177	12,519
Bellway plc	270	8,618
Berkeley Group Holdings plc	307	18,700
BHP Group plc, ADR	2,693	121,535
Biffa plc	4,089	11,205
Bioventix plc	97	5,446
Bodycote plc	1,154	8,654
boohoo Group plc(1)	4,861	18,800
BP plc, ADR	9,516	199,170
Brewin Dolphin Holdings plc	1,438	4,796
Britvic plc	2,606	29,523
BT Group plc	43,843	61,332
Bunzl plc	1,040	33,671
Burberry Group plc	2,572	49,987
Burford Capital Ltd.	2,226	16,848
Cairn Energy plc(1)	4,937	9,293
Capita plc(1)	2,336	976
Carnival plc, ADR	433	6,053
Centamin plc	9,004	25,250
Central Asia Metals plc	2,002	4,713
Centrica plc	22,171	13,652
Chemring Group plc	1,059	3,426
Clinigen Group plc	497	4,538
Clipper Logistics plc	1,166	6,528
Close Brothers Group plc	1,299	19,500
CMC Markets plc	1,424	6,079
Coats Group plc	19,625	14,562
Coca-Cola HBC AG(1)	1,124	29,960
Compass Group plc	4,253	69,388
Computacenter plc	643	17,542
ConvaTec Group plc	4,010	10,270
Countryside Properties plc	390	1,688
Cranswick plc	117	5,834
Crest Nicholson Holdings plc	2,022	5,355
Croda International plc	656	51,642
CVS Group plc	810	12,928
Daily Mail & General Trust plc	954	8,424
Dart Group plc	851	8,122
57

	Shares	Value
DCC plc	226	$20,024
Dechra Pharmaceuticals plc	30	1,263
Devro plc	2,672	6,193
DFS Furniture plc	3,043	6,915
Diageo plc, ADR	543	72,979
Diploma plc	266	6,849
Direct Line Insurance Group plc	6,931	27,503
Diversified Gas & Oil plc	6,380	9,388
Dixons Carphone plc	686	847
Domino's Pizza Group plc	1,387	6,219
Drax Group plc	1,060	3,987
DS Smith plc	4,136	14,284
Dunelm Group plc	1,103	21,070
easyJet plc	1,158	9,802
Eckoh plc	1,273	1,072
Electrocomponents plc	4,506	40,899
EMIS Group plc	360	4,968
EnQuest plc(1)	27,355	4,717
Essentra plc	981	3,990
Euromoney Institutional Investor plc	62	694
Evraz plc	3,776	16,364
Experian plc, ADR	1,675	62,193
Ferguson plc	707	69,709
Ferrexpo plc	4,115	10,158
Firstgroup plc(1)	819	478
Forterra plc	2,009	4,267
Frasers Group plc(1)	2,273	10,634
Fresnillo plc	497	8,388
Frontier Developments plc(1)	65	1,972
G4S plc	4,670	8,964
Galliford Try Holdings plc	2,747	3,160
Games Workshop Group plc	365	44,948
Gateley Holdings plc	451	820
Genus plc	152	6,847
GlaxoSmithKline plc, ADR	4,429	175,388
Glencore plc(1)	45,869	103,733
Go-Ahead Group plc (The)	672	6,012
Golar LNG Ltd.(1)	1,158	11,985
Grafton Group plc	2,008	20,923
Grainger plc	1,786	7,473
Greggs plc	938	17,767
Gulf Keystone Petroleum Ltd.	636	715
Gym Group plc (The)	298	633
Halfords Group plc	2,386	5,259
Halma plc	558	16,544
Hargreaves Lansdown plc	2,120	45,810
Hays plc	11,502	18,543
Helical plc	1,145	4,341
Hikma Pharmaceuticals plc	744	23,581
Hill & Smith Holdings plc	682	11,086
Hiscox Ltd.(1)	476	5,068
Hochschild Mining plc(1)	4,168	13,405
58

	Shares	Value
HomeServe plc	887	$15,402
Hotel Chocolat Group plc	183	889
Howden Joinery Group plc	4,660	35,008
HSBC Holdings plc, ADR	8,472	183,249
Ibstock plc(1)	3,125	6,456
IG Group Holdings plc	2,376	25,186
IMI plc	2,241	31,574
Impax Asset Management Group plc	566	3,813
Inchcape plc(1)	3,685	24,901
Indivior plc(1)	10,086	15,998
Informa plc(1)	300	1,673
IntegraFin Holdings plc	2,862	20,544
InterContinental Hotels Group plc(1)	244	14,371
Intermediate Capital Group plc	607	11,092
International Personal Finance plc	904	820
Intertek Group plc	741	58,204
Investec plc	5,046	9,939
ITV plc	9,932	8,062
IWG plc	6,218	23,406
J D Wetherspoon plc	583	7,976
J Sainsbury plc	16,249	39,923
Jadestone Energy, Inc.(1)	2,676	2,359
JD Sports Fashion plc	3,019	29,291
John Laing Group plc	1,980	7,554
Johnson Matthey plc	323	10,255
Judges Scientific plc	96	6,820
Jupiter Fund Management plc	1,426	4,016
Just Group plc(1)	13,695	9,318
Kainos Group plc	783	11,723
KAZ Minerals plc	2,693	21,051
Keller Group plc	1,301	10,892
Kingfisher plc	7,674	27,917
Knights Group Holdings plc	237	1,482
Lancashire Holdings Ltd.	652	6,694
Legal & General Group plc	20,598	60,507
Liberty Global plc, Class A(1)	256	5,983
Liberty Global plc, Class C(1)	653	15,026
Liontrust Asset Management plc	522	8,862
Lloyds Banking Group plc, ADR	13,889	20,000
London Stock Exchange Group plc	245	28,820
Luxfer Holdings plc	249	3,541
M&G plc	10,269	23,748
Man Group plc	2,957	4,844
Marks & Spencer Group plc	15,714	23,337
Marshalls plc	1,265	10,755
Marston's plc	6,983	4,943
McCarthy & Stone plc(1)	5,324	5,107
Mediclinic International plc	414	1,447
Meggitt plc	1,397	5,432
Micro Focus International plc, ADR	162	661
Mitchells & Butlers plc(1)	600	1,381
Mitie Group plc	1,968	880
59

	Shares	Value
Mondi plc	2,319	$45,290
Moneysupermarket.com Group plc	4,312	17,557
Morgan Advanced Materials plc	3,279	10,125
Morgan Sindall Group plc	55	932
Mortgage Advice Bureau Holdings Ltd.	524	4,553
Motorpoint group plc	1,442	5,216
Naked Wines plc	964	5,865
National Express Group plc	4,027	6,783
National Grid plc, ADR	1,449	81,839
Natwest Group plc, ADR(1)	4,497	13,176
Network International Holdings plc(1)	2,214	11,081
Next plc	885	71,431
Ninety One plc(1)	541	1,595
Norcros plc	340	623
Ocado Group plc(1)	886	29,697
On the Beach Group plc	178	726
OneSavings Bank plc	2,623	10,659
Pagegroup plc	3,043	15,669
Pan African Resources plc	11,404	3,735
Paragon Banking Group plc	1,659	7,871
Pearson plc, ADR	1,902	14,170
Pennon Group plc	2,230	29,988
Persimmon plc	1,177	41,189
Petrofac Ltd.(2)	2,622	5,643
Petropavlovsk plc(1)(2)	26,205	12,838
Phoenix Group Holdings plc	2,290	21,183
Photo-Me International plc	906	585
Playtech plc	1,571	7,802
Plus500 Ltd.	1,313	25,599
Polypipe Group plc	796	4,658
Premier Foods plc(1)	10,225	11,687
Premier Oil plc(1)(2)	3,028	884
Provident Financial plc(1)	1,810	5,962
Prudential plc, ADR	2,623	84,618
PZ Cussons plc	381	1,056
QinetiQ Group plc	1,672	6,522
Quilter plc	19,448	37,189
Rathbone Brothers plc	322	7,266
Reach plc	3,941	2,771
Reckitt Benckiser Group plc	3,066	308,575
Redde Northgate plc	2,672	6,708
Redrow plc	1,779	10,914
RELX plc, ADR	4,538	102,831
Renewi plc	8,776	2,722
Renishaw plc	107	6,843
Rentokil Initial plc(1)	4,796	34,171
Restaurant Group plc (The)	616	465
Restore plc	170	842
Rhi Magnesita NV	334	12,073
Rightmove plc	5,889	49,893
Rio Tinto plc, ADR	2,852	174,628
Rolls-Royce Holdings plc, ADR	1,802	5,802
60

	Shares	Value
Rotork plc	3,859	$15,465
Royal Dutch Shell plc, Class A ADR	3,227	95,777
Royal Dutch Shell plc, Class B ADR	2,919	82,024
Royal Mail plc	8,658	20,775
RPS Group plc	912	520
RSA Insurance Group plc	4,720	28,591
Sabre Insurance Group plc	263	940
Saga plc	1,626	296
Sage Group plc (The)	1,702	16,876
Savills plc	492	5,367
Schroders plc	234	9,065
Serco Group plc(1)	541	1,017
Serica Energy plc	3,636	5,799
Severn Trent plc	201	6,290
Shanta Gold Ltd.(1)	16,512	3,575
SIG plc	916	389
Signature Aviation plc	5,137	18,108
Sirius Real Estate Ltd.	6,667	6,631
Smart Metering Systems plc	512	4,380
Smith & Nephew plc, ADR	921	37,439
Smiths Group plc	1,086	20,318
Softcat plc	957	17,692
Spectris plc	435	14,746
Speedy Hire plc	5,125	3,532
Spirax-Sarco Engineering plc	254	34,785
Spire Healthcare Group plc	642	788
Spirent Communications plc	3,163	12,325
SSE plc	4,651	78,754
SSP Group plc	1,016	3,333
St Modwen Properties plc	863	3,738
St. James's Place plc	4,354	57,026
Stagecoach Group plc	3,838	2,202
Standard Chartered plc (London)(1)	6,901	36,083
Standard Life Aberdeen plc	3,591	11,386
Stobart Group Ltd.(1)	1,118	365
Stock Spirits Group plc	1,858	5,462
Strix Group plc	2,672	7,943
Studio Retail Group plc(1)	420	1,274
Superdry plc	157	280
Synthomer plc	2,700	11,326
TalkTalk Telecom Group plc	4,696	4,614
Tate & Lyle plc	3,061	28,037
Tatton Asset Management plc	821	3,160
Taylor Wimpey plc	21,501	35,180
TEN Entertainment Group plc	282	476
Tesco plc	26,855	78,760
TI Fluid Systems plc(1)	1,823	3,839
Topps Tiles plc	1,038	737
TP ICAP plc	1,363	5,536
Trainline plc(1)	174	921
Travis Perkins plc	1,000	16,435
Treatt plc	501	3,918
61

	Shares	Value
TUI AG	1,047	$4,695
Tullow Oil plc	13,780	3,780
UDG Healthcare plc	656	6,397
Ultra Electronics Holdings plc	39	1,218
Unilever plc, ADR	2,177	129,706
United Utilities Group plc	4,817	53,754
Urban & Civic plc	233	718
Vertu Motors plc	1,944	627
Vesuvius plc(1)	1,468	8,051
Victrex plc	494	12,758
Virgin Money UK plc(1)	7,338	9,138
Vistry Group plc	1,198	10,185
Vodafone Group plc, ADR	9,390	138,690
Vp plc	87	745
Watkin Jones plc	1,905	3,758
Weir Group plc (The)	1,832	31,065
WH Smith plc	1,030	16,206
Whitbread plc(1)	334	11,325
WM Morrison Supermarkets plc	13,386	34,410
WPP plc, ADR	174	7,376
Yellow Cake plc(1)	1,065	3,188
		6,425,601
TOTAL COMMON STOCKS (Cost $42,985,304)		50,138,924
RIGHTS†
Australia†
Emeco Holdings Ltd.(1)	341	8
FlexiGroup Ltd.(1)	232	11
Lynas Corp. Ltd.(1)	765	79
		98
Italy†
Ascopiave SpA(1)	689	1
Singapore†
Sembcorp Marine Ltd.(1)	41,500	30
TOTAL RIGHTS (Cost $2,207)		129
TEMPORARY CASH INVESTMENTS — 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $770,962)	770,962	770,962
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $290,376)	290,376	290,376
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $44,048,849)		51,200,391
OTHER ASSETS AND LIABILITIES — (0.6)%		(302,282)
TOTAL NET ASSETS — 100.0%		$50,898,109

62

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	3	September 2020	$524,835	$38,080
^ Amount represents value and unrealized appreciation (depreciation).

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	16.8%
Industrials	15.9%
Materials	11.9%
Consumer Discretionary	11.4%
Health Care	9.0%
Consumer Staples	8.6%
Information Technology	7.8%
Communication Services	5.5%
Utilities	5.1%
Energy	3.9%
Real Estate	2.6%
Cash and Equivalents*	1.5%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen
SDR	-	Swedish Depositary Receipt
†    Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $602,666. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $645,644, which includes securities collateral of $355,268.

See Notes to Financial Statements.

63

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $43,758,473) — including $602,666 of securities on loan	$50,910,015
Investment made with cash collateral received for securities on loan, at value (cost of $290,376)	290,376
Total investment securities, at value (cost of $44,048,849)	51,200,391
Foreign currency holdings, at value (cost of $8,700)	8,693
Deposits with broker for futures contracts	36,000
Receivable for capital shares sold	138,200
Dividends and interest receivable	129,648
Securities lending receivable	788
51,513,720

Liabilities
Disbursements in excess of demand deposit cash	133
Payable for collateral received for securities on loan	290,376
Payable for investments purchased	249
Payable for capital shares redeemed	313,200
Payable for variation margin on futures contracts	1,858
Accrued management fees	9,795
615,611

Net Assets	$50,898,109

Institutional Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	5,205,284

Net Asset Value Per Share	$9.78

Net Assets Consist of:
Capital paid in	$43,227,621
Distributable earnings	7,670,488
$50,898,109

See Notes to Financial Statements.

64

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $71,706)	$604,935
Securities lending, net	4,150
Interest	1,406
610,491

Expenses:
Management fees	50,781

Net investment income (loss)	559,710

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(108,813)
Futures contract transactions	18,972
Foreign currency translation transactions	23,060
(66,781)

Change in net unrealized appreciation (depreciation) on:
Investments	7,151,542
Futures contracts	38,080
Translation of assets and liabilities in foreign currencies	1,977
7,191,599

Net realized and unrealized gain (loss)	7,124,818

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,684,528

(1)December 4, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

65

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$559,710
Net realized gain (loss)	(66,781)
Change in net unrealized appreciation (depreciation)	7,191,599
Net increase (decrease) in net assets resulting from operations	7,684,528

Distributions to Shareholders
From earnings	(14,040)

Capital Share Transactions
Proceeds from shares sold	47,235,391
Proceeds from reinvestment of distributions	14,040
Payments for shares redeemed	(4,021,810)
Net increase (decrease) in net assets from capital share transactions	43,227,621

Net increase (decrease) in net assets	50,898,109

Net Assets
End of period	$50,898,109

Transactions in Shares of the Fund
Sold	5,642,579
Issued in reinvestment of distributions	1,363
Redeemed	(438,658)
Net increase (decrease) in shares of the fund	5,205,284

(1)December 4, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

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Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis International Equity Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek long-term capital appreciation. The fund offers the Institutional Class. The Institutional Class commenced sale on December 4, 2019, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

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The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$290,376	—	—	—	$290,376
Gross amount of recognized liabilities for securities lending transactions					$290,376

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the fund's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 20% of the shares of the fund.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.23%.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2020 were $43,801,859 and $715,836, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$385,636	$2,829,577	—
Belgium	101,657	385,060	—
Canada	9,303	4,688,274	—
Denmark	353,174	735,624	—
Finland	31,061	507,481	—
France	800,910	3,619,472	—
Germany	625,128	3,440,453	—
Hong Kong	26,106	1,479,291	—
Israel	123,942	268,326	—
Italy	58,762	1,034,117	—
Japan	1,070,686	10,473,196	—
Netherlands	771,065	1,076,301	—
Norway	37,365	331,246	—
Singapore	63,536	466,835	—
Spain	151,574	876,364	—
Sweden	192,803	1,582,229	—
Switzerland	2,009,367	2,414,306	—
United Kingdom	2,175,916	4,249,685	—
Other Countries	—	693,096	—
Rights	—	129	—
Temporary Cash Investments	770,962	—	—
Temporary Cash Investments - Securities Lending Collateral	290,376	—	—
	$10,049,329	$41,151,062	—
Other Financial Instruments
Futures Contracts	$38,080	—	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $473,910 futures contracts purchased.
The value of equity price risk derivative instruments as of August 31, 2020, is disclosed on the Statement of Assets and Liabilities as a liability of $1,858 in payable for variation margin on futures contracts*. For the period from December 4, 2019 (fund inception) through August 31, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $18,972 in net realized gain (loss) on futures contract transactions and $38,080 in change in net unrealized appreciation (depreciation) on futures contracts.
* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments
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7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the period December 4, 2019 (fund inception) through August 31, 2020 were as follows:

Distributions Paid From
Ordinary income	$14,040
Long-term capital gains	—
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$44,168,419
Gross tax appreciation of investments	$8,221,179
Gross tax depreciation of investments	(1,189,207)
Net tax appreciation (depreciation) of investments	7,031,972
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,977
Net tax appreciation (depreciation)	$7,033,949
Undistributed ordinary income	$679,903
Accumulated short-term capital losses	$(43,364)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2020(3)	$10.00	0.17	(0.38)	(0.21)	(0.01)	$9.78	(2.10)%	0.23%(4)	2.54%(4)	2%	$50,898

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avantis® International Equity Fund (the "Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 4, 2019 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Avantis® International Equity Fund as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 4, 2019 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
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controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The
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Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and the lowest of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.

79

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

80

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

81

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

82

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For the fiscal year ended August 31, 2020, the fund intends to pass through to shareholders foreign source income of $676,112 and foreign taxes paid of $67,349, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on August 31, 2020 are $0.1299 and $0.0129, respectively.

83

Notes

84

Notes
85

Notes

86

Notes

87

Notes

88

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96048 2010

Annual Report

August 31, 2020

Avantis® International Small Cap Value Fund
Institutional Class (AVDVX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat early in the period. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, stocks largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most stocks rebounded quickly. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. U.S. stocks generally advanced and fared better than their counterparts elsewhere. The growth style significantly outperformed value stocks, which struggled.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our investment professionals have experience weathering unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Total Returns as of August 31, 2020
	Ticker Symbol	Since Inception	Inception Date
Institutional Class	AVDVX	-6.43%	12/4/2019
MSCI World ex-USA Small Cap Index	—	1.27%	—

Growth of $10,000 Over Life of Fund
$10,000 investment made December 4, 2019

Value on August 31, 2020
Institutional Class — $9,357

MSCI World ex-USA Small Cap Index — $10,127

Total Annual Fund Operating Expenses
Institutional Class	0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis International Small Cap Value seeks long-term capital appreciation by investing in a diverse group of non-U.S. small-capitalization (small-cap) value companies across countries, market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance portfolio performance.

Performance Review

For the period from Avantis International Small Cap Value’s inception on December 4, 2019, through the fund’s fiscal year-end on August 31, 2020, the fund returned -6.43%*. For the same time period, the fund’s benchmark, the MSCI World ex-USA Small Cap Index, returned 1.27%. Fund returns reflect fees and operating expenses, while index returns do not.

The MSCI World ex-USA Small Cap Index is an unmanaged index generally representative of the performance of non-U.S. developed markets small-cap stocks. The fund’s underperformance versus the index was largely due to the fund’s emphasis on small-cap companies with higher levels of profitability and lower prices relative to their book values. These companies generally underperformed companies with lower levels of profitability and higher prices relative to their book values.

For example, small-cap value stocks (as measured by the MSCI World ex-USA Small Cap Value Index) returned -8.78% for the reporting period, underperforming small-cap growth stocks, which returned 11.42% (as measured by the MSCI World ex-USA Small Cap Growth Index).

Meanwhile, the exclusion of real estate investment trusts (REITs) in the fund aided results. REITs were significant underperformers for the reporting period.

*Total returns for periods less than one year are not annualized.
4

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Bucher Industries AG	0.9%
WM Morrison Supermarkets plc	0.9%
ASR Nederland NV	0.7%
Direct Line Insurance Group plc	0.7%
J Sainsbury plc	0.7%
Nolato AB, B Shares	0.7%
Quilter plc	0.6%
Tate & Lyle plc	0.6%
Bure Equity AB	0.6%
Electrocomponents plc	0.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Rights	—*
Total Equity Exposure	98.9%
Temporary Cash Investments	0.8%
Temporary Cash Investments - Securities Lending Collateral	1.8%
Other Assets and Liabilities	(1.5)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
Japan	27.0%
United Kingdom	15.2%
Canada	8.7%
Australia	7.6%
Sweden	6.9%
Germany	5.2%
Switzerland	4.9%
Italy	2.7%
France	2.6%
Hong Kong	2.1%
Netherlands	2.0%
Other Countries	14.0%
Cash and Equivalents*	1.1%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,050.70	$1.86	0.36%
Hypothetical
Institutional Class	$1,000	$1,023.33	$1.83	0.36%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 98.9%
Australia — 7.6%
Adairs Ltd.	10,087	$25,420
Adbri Ltd.	31,461	58,256
Alliance Aviation Services Ltd.	9,551	25,874
Ardent Leisure Group Ltd.(1)	23,468	7,249
Aurelia Metals Ltd.	87,243	34,343
Australian Finance Group Ltd.	9,691	13,125
Australian Pharmaceutical Industries Ltd.	14,184	11,343
Bank of Queensland Ltd.(2)	1,197	5,312
Beach Energy Ltd.	111,115	123,519
Bega Cheese Ltd.(2)	19,955	76,939
Berkeley Energia Ltd.(1)	25	15
Boral Ltd.	23,590	68,558
Byron Energy Ltd.(1)	7,834	1,644
Cedar Woods Properties Ltd.	4,413	17,257
Challenger Ltd.	27,594	81,439
Class Ltd.	1,392	1,896
Coronado Global Resources, Inc.(2)	10,230	4,657
CSR Ltd.	40,763	108,815
Dacian Gold Ltd.(1)	19,924	4,920
Eclipx Group Ltd.(1)	22,450	24,502
Emeco Holdings Ltd.(1)	16,461	10,607
Emeco Holdings Ltd.(1)	7,839	5,088
Fleetwood Corp. Ltd.(1)	1,403	1,919
FlexiGroup Ltd.(1)	6,159	5,474
FlexiGroup Ltd.	19,706	17,272
Flight Centre Travel Group Ltd.	5,824	55,287
Galaxy Resources Ltd.(1)	40,725	36,372
HT&E Ltd.(2)	9,466	9,629
IGO Ltd.	40,212	130,677
Iluka Resources Ltd.	32,262	238,424
Imdex Ltd.	30,795	27,906
Inghams Group Ltd.	18,437	43,481
Japara Healthcare Ltd.	2,261	749
Kogan.com Ltd.	1,966	29,831
MACA Ltd.	10,937	8,266
Macmahon Holdings Ltd.	111,757	21,369
McMillan Shakespeare Ltd.	5,066	33,928
McPherson's Ltd.	1,589	3,971
Medusa Mining Ltd.(1)	4,832	3,345
Mineral Resources Ltd.	7,736	164,782
Money3 Corp. Ltd.	13,629	21,522
Mortgage Choice Ltd.	1,714	1,070
Nick Scali Ltd.	4,199	26,942
NRW Holdings Ltd.	26,014	41,815
Nufarm Ltd.(1)	26,922	79,340
OFX Group Ltd.	16,524	13,767
7

	Shares	Value
Orora Ltd.	82,421	$135,348
OZ Minerals Ltd.	9,681	103,715
Pacific Current Group Ltd.	868	3,893
Paladin Energy Ltd.(1)	135,011	16,303
Perenti Global Ltd.	53,999	47,028
Perseus Mining Ltd.(1)	90,914	96,677
Platinum Asset Management Ltd.	8,647	23,295
Ramelius Resources Ltd.	68,093	104,359
Red 5 Ltd.(1)	143,361	32,207
Regis Resources Ltd.	45,012	175,109
Reject Shop Ltd. (The)(1)	3,585	18,278
Resimac Group Ltd.(2)	9,096	8,958
Resolute Mining Ltd.(1)	93,431	76,016
Sandfire Resources Ltd.	16,239	55,084
Select Harvests Ltd.	6,791	27,242
Senex Energy Ltd.(1)	95,424	20,985
Sigma Healthcare Ltd.	49,483	24,693
Silver Lake Resources Ltd.(1)	16,398	26,203
Sims Ltd.	11,052	64,819
Southern Cross Media Group Ltd.	128,606	14,796
St. Barbara Ltd.	63,100	160,359
Stanmore Coal Ltd.	4,616	2,601
Super Retail Group Ltd.	11,680	90,991
Viva Energy Group Ltd.	15,764	19,157
Western Areas Ltd.	25,543	41,301
Westgold Resources Ltd.(1)	30,002	47,003
Whitehaven Coal Ltd.	60,856	41,029
		3,205,365
Austria — 0.7%
Addiko Bank AG(1)	311	2,533
AT&S Austria Technologie & Systemtechnik AG	6,274	121,380
Kapsch TrafficCom AG	106	1,720
Lenzing AG(1)	2,060	106,926
Oesterreichische Post AG	868	28,998
POLYTEC Holding AG(1)	469	2,909
Porr AG(1)	867	12,434
Semperit AG Holding(1)	819	17,114
		294,014
Belgium — 1.8%
Bekaert SA	11,271	227,063
bpost SA(1)	14,882	148,846
Cie d'Entreprises CFE(1)	615	44,065
Jensen-Group NV(1)	250	6,801
Kinepolis Group NV(1)	2,915	114,193
Orange Belgium SA	9,162	154,418
Tessenderlo Group SA(1)	2,032	75,994
Van de Velde NV(1)	101	2,525
		773,905
Canada — 8.7%
Advantage Oil & Gas Ltd.(1)	10,200	16,969
Aecon Group, Inc.	3,800	42,360
Air Canada(1)	3,900	52,624
8

	Shares	Value
Alacer Gold Corp.(1)	7,100	$49,044
Alaris Royalty Corp.	1,400	12,805
Algoma Central Corp.	200	1,582
ARC Resources Ltd.(2)	7,900	39,853
Argonaut Gold, Inc.(1)	12,600	26,758
B2Gold Corp.	15,800	106,113
Badger Daylighting Ltd.(2)	1,900	54,436
Baytex Energy Corp.(1)(2)	19,200	9,862
Birchcliff Energy Ltd.(2)	10,900	13,371
Bird Construction, Inc.(2)	400	2,095
Boralex, Inc., A Shares	1,500	38,525
Caledonia Mining Corp. plc	300	5,453
Canacol Energy Ltd.(2)	8,800	23,748
Canadian Western Bank	4,900	104,210
Capital Power Corp.	6,800	149,205
Capstone Mining Corp.(1)	4,000	3,987
Cardinal Energy Ltd.(2)	1,100	506
Cascades, Inc.	5,800	61,675
Celestica, Inc.(1)	7,200	57,353
Cenovus Energy, Inc.	14,900	70,368
CES Energy Solutions Corp.	7,500	5,462
China Gold International Resources Corp. Ltd.(1)	1,900	2,564
Chorus Aviation, Inc.	3,100	6,417
Clearwater Seafoods, Inc.	400	1,880
Crescent Point Energy Corp.(2)	22,400	39,327
CRH Medical Corp.(1)	1,500	3,565
DREAM Unlimited Corp., Class A	1,750	25,706
Dundee Precious Metals, Inc.	3,900	28,226
Endeavour Mining Corp.(1)	3,293	91,291
Enerplus Corp.(2)	9,200	24,404
Ensign Energy Services, Inc.(2)	900	490
Equitable Group, Inc.	550	32,591
ERO Copper Corp.(1)	3,500	53,371
Exchange Income Corp.	600	14,614
Exco Technologies Ltd.	700	3,783
Finning International, Inc.	9,300	141,958
First National Financial Corp.	900	22,873
Fortuna Silver Mines, Inc.(1)	2,600	18,937
Frontera Energy Corp.	2,200	4,605
goeasy Ltd.	600	29,872
Gran Colombia Gold Corp.(1)	4,400	20,240
Hardwoods Distribution, Inc.	900	15,918
Hudbay Minerals, Inc.	13,300	59,650
Husky Energy, Inc.(2)	13,500	45,643
iA Financial Corp., Inc.	3,900	140,380
IAMGOLD Corp.(1)	25,500	109,675
Intertape Polymer Group, Inc.	2,600	29,920
Kelt Exploration Ltd.(1)(2)	6,000	7,636
Keyera Corp.(2)	8,900	162,532
Kinross Gold Corp.(1)	6,400	56,819
Largo Resources Ltd.(1)	10,900	8,942
Linamar Corp.	3,100	97,206
9

	Shares	Value
Lundin Mining Corp.	15,200	$95,208
Magellan Aerospace Corp.	200	1,113
Major Drilling Group International, Inc.(1)	2,700	13,972
Martinrea International, Inc.	6,400	49,214
MEG Energy Corp.(1)	8,100	22,480
Methanex Corp.	3,100	69,137
Mountain Province Diamonds, Inc.(1)	1,800	531
Mullen Group Ltd.	4,700	35,277
Neo Performance Materials, Inc.	200	1,633
New Gold, Inc.(1)	51,900	85,150
North American Construction Group Ltd.(2)	1,300	9,269
NuVista Energy Ltd.(1)(2)	2,700	1,677
OceanaGold Corp.(1)	5,800	13,384
Parex Resources, Inc.(1)	8,400	114,954
Pason Systems, Inc.	3,500	15,966
Peyto Exploration & Development Corp.(2)	7,500	16,387
Polaris Infrastructure, Inc.	200	2,176
Precision Drilling Corp.(1)(2)	12,200	8,605
Pretium Resources, Inc.(1)	2,400	30,820
Real Matters, Inc.(1)	1,900	38,543
Resolute Forest Products, Inc.(1)	2,000	9,522
Roxgold, Inc.(1)	24,000	29,808
Russel Metals, Inc.(2)	3,800	54,567
Secure Energy Services, Inc.(2)	5,300	6,136
Seven Generations Energy Ltd., Class A(1)	10,600	33,482
Sierra Metals, Inc.(1)	1,200	1,978
Stelco Holdings, Inc.	2,000	14,475
Surge Energy, Inc.(2)	2,100	483
Tamarack Valley Energy Ltd.(1)	2,100	1,513
TORC Oil & Gas Ltd.	4,900	6,574
Torex Gold Resources, Inc.(1)	5,300	81,835
Total Energy Services, Inc.	400	708
Tourmaline Oil Corp.	13,800	175,310
TransAlta Corp.	15,600	100,225
Transat AT, Inc.(1)	900	3,609
Transcontinental, Inc., Class A	2,300	27,049
Turquoise Hill Resources Ltd.(1)	59,300	65,467
Vermilion Energy, Inc.(2)	6,000	23,828
Whitecap Resources, Inc.(2)	14,700	28,964
Yamana Gold, Inc.	19,100	118,318
		3,658,746
Denmark — 1.6%
Brodrene Hartmann A/S(1)	40	3,010
D/S Norden A/S	3,337	51,505
Danske Andelskassers Bank A/S	754	841
Dfds A/S(1)	2,808	105,835
Drilling Co. of 1972 A/S (The)(1)	1,033	24,503
H+H International A/S, B Shares(1)	2,251	42,551
Jyske Bank A/S(1)	5,303	157,824
NKT A/S(1)	3,376	107,637
NNIT A/S	1,386	31,080
North Media AS	675	7,973
10

	Shares	Value
Ringkjoebing Landbobank A/S	537	$40,489
RTX A/S	738	28,142
Schouw & Co. A/S	506	49,301
Solar A/S, B Shares	276	13,933
TORM plc(2)	2,190	15,126
		679,750
Finland — 1.5%
Altia Oyj	1,656	16,793
Aspo Oyj	1,402	9,668
Atria Oyj	936	9,530
Finnair Oyj(1)(2)	51,634	26,932
HKScan Oyj, A Shares(1)(2)	3,016	6,901
Kemira Oyj	8,450	116,842
Marimekko Oyj(1)	408	16,280
Neles Oyj	11,853	161,730
Outokumpu Oyj(1)(2)	30,536	82,486
Talenom Oyj(2)	1,513	15,632
Uponor Oyj	5,458	95,865
Verkkokauppa.com Oyj	1,926	11,218
YIT Oyj	12,000	73,788
		643,665
France — 2.6%
Air France-KLM(1)(2)	9,557	43,011
AKWEL	113	1,888
Albioma SA	408	21,661
ALD SA(2)	7,477	76,785
APERAM SA	1,255	37,061
Boiron SA	41	1,695
Catana Group(1)	626	1,724
CGG SA(1)	23,379	21,259
Cie des Alpes	206	3,817
Cie Plastic Omnium SA	3,827	86,289
Coface SA(1)	911	7,127
Derichebourg SA	6,026	17,381
Eramet SA(1)	626	21,339
Etablissements Maurel et Prom SA(1)(2)	2,552	5,077
Eutelsat Communications SA	9,741	97,685
FIGEAC-AERO(1)	125	474
Gaztransport Et Technigaz SA	1,173	110,378
Groupe Crit(1)	26	1,488
Groupe Guillin	90	2,137
Guerbet	63	2,221
Imerys SA	2,195	89,028
Innate Pharma SA(1)	437	2,819
JCDecaux SA(1)	213	4,062
Le Belier(1)	57	2,578
LISI(1)	1,037	23,503
LNA Sante SA	53	3,257
Maisons du Monde SA(1)	2,847	46,160
Mersen SA(1)	547	16,641
Metropole Television SA(1)	1,066	13,299
Nexans SA(1)	1,863	104,600
11

	Shares	Value
SES SA	13,129	$93,165
SMCP SA(1)	1,256	5,973
Synergie SA(1)	286	7,029
Tarkett SA(1)	1,945	25,173
Television Francaise 1(1)(2)	2,551	15,577
Valeo SA	2,789	85,115
Vallourec SA(1)(2)	92	2,814
Vilmorin & Cie SA	69	3,911
Xilam Animation SA(1)	33	1,890
		1,107,091
Germany — 5.2%
Aareal Bank AG(1)	2,912	65,114
ADVA Optical Networking SE(1)	3,282	27,794
Aurubis AG	2,940	211,219
Bauer AG(1)	541	5,904
Bijou Brigitte AG(1)	66	1,834
Borussia Dortmund GmbH & Co. KGaA	4,890	32,733
CENIT AG(1)	128	1,725
Centrotec SE(1)	106	1,777
Cewe Stiftung & Co. KGAA(1)	215	25,539
CropEnergies AG	666	9,721
Deutsche EuroShop AG(1)	2,312	34,409
Deutsche Pfandbriefbank AG(1)	2,710	19,744
Deutz AG(1)	9,714	52,152
Dialog Semiconductor plc(1)	1,701	73,731
Draegerwerk AG & Co. KGaA, Preference Shares(1)	25	2,118
Duerr AG	5,057	167,174
Einhell Germany AG, Preference Shares	98	9,107
ElringKlinger AG(1)	2,503	17,938
Flatex AG(1)	234	11,355
Hamburger Hafen und Logistik AG	1,672	30,924
Hornbach Baumarkt AG	395	17,814
Hornbach Holding AG & Co. KGaA	884	96,276
HUGO BOSS AG	4,180	110,684
Indus Holding AG	391	13,534
JOST Werke AG(1)	1,178	49,529
Jungheinrich AG, Preference Shares	5,462	175,235
K+S AG	10,947	75,907
Kloeckner & Co. SE(1)	4,828	29,632
MBB SE	34	2,961
METRO AG	7,921	78,385
Mutares SE & Co. KGaA	177	2,119
OHB SE(1)	236	10,941
publity AG(1)	146	6,306
Rheinmetall AG	1,666	154,176
SAF-Holland SE(1)	4,848	39,931
Salzgitter AG(1)	3,211	51,825
SGL Carbon SE(1)	1,052	4,085
Siltronic AG	2,040	189,656
SMA Solar Technology AG(1)	692	31,285
Steico SE	140	7,167
STO SE & Co. KGaA, Preference Shares	117	15,503
12

	Shares	Value
Surteco Group SE(1)	65	$1,676
Technotrans SE(1)	162	3,182
Villeroy & Boch AG, Preference Shares	504	6,887
Vossloh AG(1)	226	10,111
Wacker Chemie AG	1,735	169,478
Wuestenrot & Wuerttembergische AG	1,952	33,916
		2,190,213
Hong Kong — 2.1%
Analogue Holdings Ltd.	12,000	1,546
BOCOM International Holdings Co. Ltd.	92,000	12,662
Chinese Estates Holdings Ltd.	64,000	41,396
Chow Sang Sang Holdings International Ltd.	48,000	53,890
Comba Telecom Systems Holdings Ltd.(2)	48,000	20,916
Cowell e Holdings, Inc.	58,000	23,153
Crystal International Group Ltd.	27,000	7,283
CSI Properties Ltd.	630,000	19,512
Dah Sing Banking Group Ltd.	29,600	28,077
Dah Sing Financial Holdings Ltd.	15,600	44,296
Dickson Concepts International Ltd.	25,000	11,323
Eagle Nice International Holdings Ltd.	6,000	2,286
Emperor Capital Group Ltd.(1)	72,000	1,333
First Pacific Co. Ltd.	230,000	64,346
FSE Services Group Ltd.	4,000	1,636
Get Nice Holdings Ltd.	154,000	3,118
Giordano International Ltd.	76,000	12,727
Guotai Junan International Holdings Ltd.	339,000	49,706
Hang Lung Group Ltd.	9,000	23,183
International Housewares Retail Co. Ltd.	10,000	3,145
IT Ltd.(1)	6,000	815
K Wah International Holdings Ltd.	182,000	86,209
Lai Sun Development Co. Ltd.	8,700	9,080
Lifestyle International Holdings Ltd.	8,500	7,788
Luk Fook Holdings International Ltd.	20,000	44,644
Minmetals Land Ltd.	80,000	9,767
Oriental Watch Holdings	12,000	3,091
Pacific Basin Shipping Ltd.	571,000	83,122
Pacific Textiles Holdings Ltd.	104,000	45,928
Pico Far East Holdings Ltd.	22,000	2,796
Regal Hotels International Holdings Ltd.	28,000	10,115
Shun Tak Holdings Ltd.	246,000	84,686
Singamas Container Holdings Ltd.	44,000	1,898
SOCAM Development Ltd.(1)	6,000	1,106
Sun Hung Kai & Co. Ltd.	54,000	22,203
Tai Hing Group Holdings Ltd.	8,000	1,503
Texwinca Holdings Ltd.	56,000	8,150
United Laboratories International Holdings Ltd. (The)	26,000	30,547
		878,982
Ireland — 0.4%
Cpl Resources plc	710	6,018
Dalata Hotel Group plc	32,429	105,966
FBD Holdings plc(1)	2,442	17,546
Glenveagh Properties plc(1)	32,943	27,740
13

	Shares	Value
Permanent TSB Group Holdings plc(1)	4,574	$2,784
		160,054
Israel — 1.9%
Adgar Investment and Development Ltd.	786	1,110
Ashtrom Group Ltd.	1,714	23,095
Ashtrom Properties Ltd.	2,290	9,349
Aspen Group Ltd.	664	1,060
Blue Square Real Estate Ltd.	215	9,351
Caesarstone Ltd.	2,704	29,839
Carasso Motors Ltd.	2,263	7,234
Cellcom Israel Ltd.(1)	8,733	31,829
Delta Galil Industries Ltd.	544	8,475
Dor Alon Energy in Israel 1988 Ltd.(1)	81	1,905
Duniec Brothers Ltd.	80	2,343
El Al Israel Airlines(1)	6,775	1,483
Equital Ltd.(1)	2,082	41,598
Fattal Holdings 1998 Ltd.(1)	317	20,945
FIBI Holdings Ltd.	1,464	38,456
Fox Wizel Ltd.	692	34,240
Gazit-Globe Ltd.	4,222	21,909
Hadera Paper Ltd.(1)	120	3,795
IDI Insurance Co. Ltd.	228	6,134
Inrom Construction Industries Ltd.	6,953	27,901
Isracard Ltd.	17,789	49,493
Israel Corp. Ltd. (The)(1)	68	8,082
Israel Land Development - Urban Renewal Ltd.	937	6,910
Mediterranean Towers Ltd.(1)	2,099	4,785
Mehadrin Ltd.(1)	7	269
Melisron Ltd.	1,144	45,790
Menora Mivtachim Holdings Ltd.	2,274	29,535
Naphtha Israel Petroleum Corp. Ltd.(1)	2,351	8,668
Norstar Holdings, Inc.	120	680
Oil Refineries Ltd.	99,581	20,261
Partner Communications Co. Ltd.(1)	12,604	54,388
Paz Oil Co. Ltd.	736	74,557
Perion Network Ltd.(1)	571	3,453
Phoenix Holdings Ltd. (The)(1)	14,372	71,807
Property & Building Corp. Ltd.	116	7,575
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	92	5,533
Sarine Technologies Ltd.	5,000	877
Scope Metals Group Ltd.(1)	69	1,138
Silicom Ltd.(1)	620	22,872
Tamar Petroleum Ltd.	732	475
Tower Semiconductor Ltd.(1)	2,114	41,481
Union Bank of Israel	2,191	12,068
Victory Supermarket Chain Ltd.	265	6,319
XLMedia plc(1)	2,423	769
		799,836
Italy — 2.7%
Aeffe SpA(1)	1,917	2,053
Alerion Cleanpower SpA	1,027	8,208
Banca Farmafactoring SpA(1)	21,438	119,043
14

	Shares	Value
Banca IFIS SpA(1)	3,352	$34,896
Banca Popolare di Sondrio SCPA(1)	39,089	93,886
Banca Sistema SpA(1)(2)	3,556	7,677
Banco di Desio e della Brianza SpA(1)	1,212	3,255
Biesse SpA(1)	2,396	40,170
Cairo Communication SpA(1)	6,551	10,413
Carraro SpA/Campodarsego(1)	3,100	4,964
Cementir Holding NV	1,262	8,806
d'Amico International Shipping SA(1)	82,680	9,241
Danieli & C Officine Meccaniche SpA	1,860	27,763
Danieli & C Officine Meccaniche SpA, Preference Shares	5,760	50,200
Digital Bros SpA(1)	442	11,720
Digital Value SpA(1)	109	4,059
Elica SpA(1)	1,324	4,158
Emak SpA(1)	11,086	11,107
Esprinet SpA(1)	6,207	38,694
Fila SpA(1)(2)	3,049	26,609
Fincantieri SpA(1)(2)	102,884	72,843
FNM SpA(1)	18,952	14,608
Gefran SpA(1)	350	2,047
Geox SpA(1)(2)	10,679	8,399
Maire Tecnimont SpA(1)(2)	19,207	34,728
Massimo Zanetti Beverage Group SpA	1,249	5,576
OVS SpA(1)(2)	21,272	20,468
RAI Way SpA	15,278	99,699
Ratti SpA(1)	349	1,762
Reno de Medici SpA	33,183	32,537
Sabaf SpA(1)	181	2,591
Saras SpA(1)	84,734	58,824
Servizi Italia SpA	1,623	4,434
Sesa SpA	544	48,742
Societa Sportiva Lazio SpA(1)	1,527	2,551
Sogefi SpA(1)	7,814	8,517
Technogym SpA(1)	18,211	163,852
Webuild SpA(2)	45,762	59,482
		1,158,582
Japan — 27.0%
A&D Co. Ltd.	200	1,205
Adastria Co. Ltd.	1,100	17,149
ADEKA Corp.	1,400	20,429
Aeon Fantasy Co. Ltd.	100	1,608
AEON Financial Service Co. Ltd.	5,800	51,430
Aichi Steel Corp.	700	17,488
Aichi Tokei Denki Co. Ltd.	100	4,233
Air Water, Inc.	3,400	47,580
Airport Facilities Co. Ltd.	400	1,576
Aisan Industry Co. Ltd.	1,800	8,068
Ajis Co. Ltd.	200	5,449
Akatsuki, Inc.	300	11,431
Alconix Corp.	1,300	17,258
Alinco, Inc.	200	1,750
Alps Alpine Co. Ltd.	7,000	110,784
15

	Shares	Value
Amuse, Inc.	200	$4,424
AOKI Holdings, Inc.	1,200	6,463
Aoyama Trading Co. Ltd.	1,200	7,205
Aoyama Zaisan Networks Co. Ltd.	100	1,446
Aozora Bank Ltd.	4,200	75,080
Arata Corp.	800	38,197
Arcland Sakamoto Co. Ltd.	1,900	37,727
Arealink Co. Ltd.	200	1,885
Artnature, Inc.	300	1,740
Asahi Co. Ltd.	1,100	18,954
Asahi Holdings, Inc.	2,100	70,375
Asahi Kogyosha Co. Ltd.	100	2,636
Asanuma Corp.	500	20,870
Asia Pile Holdings Corp.	800	3,501
Axial Retailing, Inc.	400	18,128
Bando Chemical Industries Ltd.	1,300	7,102
Bank of the Ryukyus Ltd.	2,300	19,162
Beenos, Inc.	700	10,731
BeNEXT Group, Inc.	700	7,416
Bunka Shutter Co. Ltd.	1,100	7,816
Cawachi Ltd.	100	2,845
Central Sports Co. Ltd.	300	6,296
Chilled & Frozen Logistics Holdings Co. Ltd.	500	7,852
Chubu Shiryo Co. Ltd.	300	4,611
CK-San-Etsu Co. Ltd.	200	6,299
Cleanup Corp.	300	1,442
CMIC Holdings Co. Ltd.	100	1,234
Cosmo Energy Holdings Co. Ltd.	3,200	50,485
Credit Saison Co. Ltd.	8,400	95,474
CTI Engineering Co. Ltd.	500	8,653
Dai Nippon Toryo Co. Ltd.	900	7,484
Daicel Corp.	2,100	15,196
Daido Metal Co. Ltd.	2,100	10,474
Daiichi Jitsugyo Co. Ltd.	300	10,219
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	200	1,470
Daiki Aluminium Industry Co. Ltd.	1,700	8,037
Daikoku Denki Co. Ltd.	100	967
Daikokutenbussan Co. Ltd.	200	11,048
Daikyonishikawa Corp.	2,100	11,337
Daio Paper Corp.	1,800	24,535
Daito Pharmaceutical Co. Ltd.	800	26,039
Daitron Co. Ltd.	100	1,336
Daiwabo Holdings Co. Ltd.	1,300	78,103
DCM Holdings Co. Ltd.	7,600	93,052
Denka Co. Ltd.	1,000	28,083
Denyo Co. Ltd.	400	8,193
DIC Corp.	4,600	108,806
Dowa Holdings Co. Ltd.	2,900	89,147
DyDo Group Holdings, Inc.	300	14,052
Eagle Industry Co. Ltd.	1,300	9,113
Ebara Corp.	4,800	122,610
Eco's Co. Ltd.	100	2,096
16

	Shares	Value
EDION Corp.	5,300	$59,991
Electric Power Development Co. Ltd.	7,900	119,036
eRex Co. Ltd.	200	2,379
Eslead Corp.	100	1,230
ESPEC Corp.	300	5,170
Exedy Corp.	1,400	18,742
F.C.C. Co. Ltd.	2,400	43,561
Feed One Co. Ltd.	3,300	5,725
Ferrotec Holdings Corp.	2,600	18,791
Financial Products Group Co. Ltd.	2,000	10,139
Foster Electric Co. Ltd.	700	7,675
Fuji Co. Ltd.	300	5,264
Fujikura Ltd.	12,500	36,319
Fujimori Kogyo Co. Ltd.	1,100	40,706
Fukuda Corp.	100	4,597
Fukuoka Financial Group, Inc.	1,100	18,149
Fukuyama Transporting Co. Ltd.	700	34,416
Fumakilla Ltd.	300	5,273
Furukawa Battery Co. Ltd. (The)	1,000	10,469
Furukawa Co. Ltd.	1,900	19,063
Furukawa Electric Co. Ltd.	4,100	97,253
Furuno Electric Co. Ltd.	1,200	10,644
Furyu Corp.	200	1,963
Futaba Industrial Co. Ltd.	2,900	15,118
Fuyo General Lease Co. Ltd.	1,200	72,186
G-7 Holdings, Inc.	200	6,041
G-Tekt Corp.	900	8,755
Gecoss Corp.	400	3,582
Genky DrugStores Co. Ltd.	200	6,500
Geo Holdings Corp.	2,000	32,396
GLOBERIDE, Inc.	600	18,921
GMO Financial Holdings, Inc.	1,100	6,982
Godo Steel Ltd.	400	7,177
Goldcrest Co. Ltd.	900	12,489
GS Yuasa Corp.	4,300	70,446
GungHo Online Entertainment, Inc.	100	2,061
H-One Co. Ltd.	200	994
H2O Retailing Corp.	3,200	22,305
Hagihara Industries, Inc.	400	5,490
Halows Co. Ltd.	100	3,764
Hamakyorex Co. Ltd.	800	24,948
Hanwa Co. Ltd.	1,500	30,097
Harima Chemicals Group, Inc.	200	1,772
Hazama Ando Corp.	7,300	49,469
Heiwa Corp.	1,200	20,234
Heiwa Real Estate Co. Ltd.	2,100	55,796
Heiwado Co. Ltd.	2,000	41,517
Hiroshima Bank Ltd. (The)	14,400	72,776
Hitachi Capital Corp.	3,000	72,851
Hitachi Transport System Ltd.	2,500	86,816
Hitachi Zosen Corp.	13,300	52,344
Hochiki Corp.	400	4,469
17

	Shares	Value
Hokkan Holdings Ltd.	100	$1,337
Hokko Chemical Industry Co. Ltd.	600	3,732
Hokuetsu Corp.	4,600	15,616
Hokuhoku Financial Group, Inc.	6,400	59,265
Hokuriku Electrical Construction Co. Ltd.	400	3,790
Hokuto Corp.	800	16,245
Honeys Holdings Co. Ltd.	600	6,417
Hoosiers Holdings	2,300	13,614
Hosokawa Micron Corp.	100	5,327
I-Net Corp./Kanagawa	200	2,829
Ichigo, Inc.	6,900	18,435
Ichikoh Industries Ltd.	1,200	5,581
Ichinen Holdings Co. Ltd.	1,300	14,985
IDOM, Inc.	3,300	16,828
IHI Corp.	4,400	64,492
Iino Kaiun Kaisha Ltd.	5,400	17,895
IJTT Co. Ltd.	400	1,621
Imasen Electric Industrial	200	1,201
Ines Corp.	500	6,286
Innotech Corp.	200	1,910
Internet Initiative Japan, Inc.	1,600	64,544
Ishihara Sangyo Kaisha Ltd.	1,500	10,166
Itochu Enex Co. Ltd.	3,200	28,331
Itochu-Shokuhin Co. Ltd.	100	5,272
IwaiCosmo Holdings, Inc.	1,000	11,861
Iwasaki Electric Co. Ltd.	200	2,663
Iwatani Corp.	1,300	46,728
Izumi Co. Ltd.	2,200	85,617
J Front Retailing Co. Ltd.	8,500	58,983
J-Oil Mills, Inc.	300	10,457
Jaccs Co. Ltd.	800	13,101
Japan Aviation Electronics Industry Ltd.	800	10,381
Japan Electronic Materials Corp.	400	7,510
Japan Pulp & Paper Co. Ltd.	100	3,578
Japan Transcity Corp.	2,000	9,390
Japan Wool Textile Co. Ltd. (The)	2,700	24,763
JDC Corp.	2,600	14,237
JFE Holdings, Inc.	5,000	37,164
JK Holdings Co. Ltd.	1,100	7,711
JMS Co. Ltd.	400	3,304
Joshin Denki Co. Ltd.	200	4,455
JSP Corp.	300	4,393
JTEKT Corp.	9,900	76,142
JVCKenwood Corp.	7,900	11,676
K's Holdings Corp.	3,600	50,919
Kaga Electronics Co. Ltd.	1,100	21,734
Kamei Corp.	1,400	13,037
Kanamoto Co. Ltd.	2,200	47,645
Kandenko Co. Ltd.	5,800	45,473
Kaneka Corp.	2,600	65,543
Kanematsu Corp.	4,800	60,595
Kanto Denka Kogyo Co. Ltd.	2,600	18,715
18

	Shares	Value
Kasai Kogyo Co. Ltd.	200	$717
KAWADA TECHNOLOGIES, Inc.	100	4,705
Kawasaki Heavy Industries Ltd.	8,200	115,720
Kawasaki Kisen Kaisha Ltd.(1)	1,700	18,895
Keikyu Corp.	4,300	64,086
Kewpie Corp.	1,900	35,972
KH Neochem Co. Ltd.	1,800	38,853
Kintetsu World Express, Inc.	700	14,387
Kirindo Holdings Co. Ltd.	200	5,174
Kitagawa Corp.(1)	200	2,623
Kito Corp.	900	9,469
Kiyo Bank Ltd. (The)	3,800	56,129
Kobe Steel Ltd.(1)	12,100	46,304
Kohnan Shoji Co. Ltd.	1,900	68,577
Kojima Co. Ltd.	1,400	7,436
Komeri Co. Ltd.	2,200	68,070
Konica Minolta, Inc.	11,600	37,413
Konoike Transport Co. Ltd.	1,200	12,733
Koshidaka Holdings Co. Ltd.	1,500	6,464
Kumagai Gumi Co. Ltd.	2,100	53,587
Kuraray Co. Ltd.	7,000	70,946
Kurimoto Ltd.	100	1,761
Kuriyama Holdings Corp.	200	961
KYB Corp.(1)	800	15,997
Kyodo Printing Co. Ltd.	100	2,480
Kyoei Steel Ltd.	800	10,038
Kyokuyo Co. Ltd.	600	15,209
Kyudenko Corp.	2,800	79,833
Lacto Japan Co. Ltd.	200	6,753
Lawson, Inc.	500	24,666
Life Corp.	500	22,848
Macnica Fuji Electronics Holdings, Inc.	3,200	53,902
Maeda Corp.	9,400	69,633
Maeda Road Construction Co. Ltd.	2,700	49,742
Marubun Corp.	700	3,115
Marudai Food Co. Ltd.	300	5,236
Maruha Nichiro Corp.	700	15,817
Maruzen Showa Unyu Co. Ltd.	700	22,604
Mazda Motor Corp.	2,700	17,232
MCJ Co. Ltd.	1,200	10,644
Mebuki Financial Group, Inc.	48,700	117,854
Medius Holdings Co. Ltd.	400	3,114
Megmilk Snow Brand Co. Ltd.	900	20,460
Meiko Electronics Co. Ltd.	600	9,336
Mie Kotsu Group Holdings, Inc.	2,500	10,859
Mimasu Semiconductor Industry Co. Ltd.	1,000	20,236
Ministop Co. Ltd.	900	12,851
Mitsuba Corp.(1)	300	1,053
Mitsubishi Kakoki Kaisha Ltd.	200	3,278
Mitsubishi Materials Corp.	1,100	23,061
Mitsubishi UFJ Lease & Finance Co. Ltd.	8,800	41,480
Mitsuboshi Belting Ltd.	1,300	20,084
19

	Shares	Value
Mitsui E&S Holdings Co. Ltd.(1)	3,100	$12,528
Mitsui Matsushima Holdings Co. Ltd.	200	1,381
Mitsui Mining & Smelting Co. Ltd.	3,900	93,373
Mitsui OSK Lines Ltd.	6,200	114,383
Mitsui Sugar Co. Ltd.	200	3,658
Mitsui-Soko Holdings Co. Ltd.	1,000	16,706
Mitsuuroko Group Holdings Co. Ltd.	500	5,324
Miyaji Engineering Group, Inc.	200	3,050
Miyazaki Bank Ltd. (The)	100	2,315
Mizuho Leasing Co. Ltd.	1,400	35,232
Modec, Inc.	800	13,338
Monogatari Corp. (The)	300	25,794
Morinaga Milk Industry Co. Ltd.	2,200	107,343
Moriroku Holdings Co. Ltd.	100	1,586
MrMax Holdings Ltd.	1,500	10,671
Musashi Seimitsu Industry Co. Ltd.	2,600	26,031
Musashino Bank Ltd. (The)	1,500	21,790
Nachi-Fujikoshi Corp.	700	21,691
Nankai Electric Railway Co. Ltd.	6,000	131,911
NEC Capital Solutions Ltd.	700	11,910
NEC Networks & System Integration Corp.	900	16,718
Nichi-iko Pharmaceutical Co. Ltd.	1,100	12,322
Nichiha Corp.	1,500	35,290
Nichireki Co. Ltd.	600	9,390
Nichirin Co. Ltd.	100	1,239
Nifco, Inc.	5,000	128,058
Nihon Chouzai Co. Ltd.	200	3,098
Nihon Dengi Co. Ltd.	200	6,687
Nihon Flush Co. Ltd.	1,000	13,142
Nihon House Holdings Co. Ltd.	400	986
Nihon Tokushu Toryo Co. Ltd.	200	1,789
Nippon Carbon Co. Ltd.	700	22,747
Nippon Chemical Industrial Co. Ltd.	100	2,040
Nippon Coke & Engineering Co. Ltd.	2,200	1,282
Nippon Express Co. Ltd.	1,600	94,460
Nippon Koei Co. Ltd.	800	20,990
Nippon Light Metal Holdings Co. Ltd.	30,000	52,547
Nippon Paper Industries Co. Ltd.	6,300	80,136
Nippon Piston Ring Co. Ltd.	400	3,890
Nippon Seiki Co. Ltd.	2,800	28,660
Nippon Sharyo Ltd.(1)	100	2,332
Nippon Yakin Kogyo Co. Ltd.	800	11,407
Nippon Yusen KK	10,500	162,161
Nipro Corp.	2,600	29,323
Nishi-Nippon Financial Holdings, Inc.	800	5,246
Nishikawa Rubber Co. Ltd.	200	2,516
Nishimatsu Construction Co. Ltd.	3,200	60,819
Nishio Rent All Co. Ltd.	900	19,764
Nisshin Group Holdings Co. Ltd.	300	1,142
Nisshin Oillio Group Ltd. (The)	500	14,903
Nissin Corp.	500	7,571
Nissin Electric Co. Ltd.	3,000	31,795
20

	Shares	Value
Nisso Corp.	700	$4,932
Nittetsu Mining Co. Ltd.	100	3,966
Nitto Fuji Flour Milling Co. Ltd.	100	5,741
Nitto Kogyo Corp.	1,000	17,802
Nittoc Construction Co. Ltd.	300	2,227
Nojima Corp.	2,100	62,137
NOK Corp.	4,900	53,210
Noritz Corp.	200	2,532
NS United Kaiun Kaisha Ltd.	400	5,172
NTN Corp.	16,300	30,875
Oji Holdings Corp.	11,900	53,224
Oki Electric Industry Co. Ltd.	4,200	40,217
Okura Industrial Co. Ltd.	200	2,994
Onward Holdings Co. Ltd.	3,300	8,479
Orient Corp.	27,700	30,501
Osaka Organic Chemical Industry Ltd.	200	4,574
OSJB Holdings Corp.	7,500	16,239
OUG Holdings, Inc.	200	5,343
Pacific Industrial Co. Ltd.	1,900	17,790
PAL GROUP Holdings Co. Ltd.	1,000	10,820
Pasona Group, Inc.	1,100	14,251
Penta-Ocean Construction Co. Ltd.	16,700	106,939
Press Kogyo Co. Ltd.	3,600	10,336
Prima Meat Packers Ltd.	600	17,529
PS Mitsubishi Construction Co. Ltd.	1,700	9,193
Renaissance, Inc.	100	896
Rengo Co. Ltd.	12,000	88,547
Resorttrust, Inc.	3,900	55,284
Retail Partners Co. Ltd.	1,500	26,357
Ricoh Leasing Co. Ltd.	600	15,318
Riken Corp.	200	4,877
Riken Technos Corp.	1,900	6,922
Rokko Butter Co. Ltd.	400	6,587
Round One Corp.	4,500	36,116
Ryobi Ltd.	1,000	11,150
Ryoden Corp.	800	10,848
Ryosan Co. Ltd.	400	7,370
Sakura Internet, Inc.	300	1,724
Sala Corp.	3,300	17,983
San Holdings, Inc.	400	4,275
San-A Co. Ltd.	300	12,157
San-Ai Oil Co. Ltd.	3,700	32,587
Sanei Architecture Planning Co. Ltd.	500	6,186
Sanken Electric Co. Ltd.	1,000	20,600
Sankyo Frontier Co. Ltd.	200	6,443
Sankyo Tateyama, Inc.	1,200	10,374
Sankyu, Inc.	2,400	100,076
Sanoh Industrial Co. Ltd.	1,000	6,213
Sanwa Holdings Corp.	3,100	31,127
Sapporo Holdings Ltd.	1,500	26,715
Sawada Holdings Co. Ltd.	200	1,657
SBI Holdings, Inc.	5,100	115,763
21

	Shares	Value
SBS Holdings, Inc.	300	$5,759
SCSK Corp.	500	27,087
SEC Carbon Ltd.	100	5,725
Seibu Holdings, Inc.	8,200	90,019
Seika Corp.	300	3,557
Seikitokyu Kogyo Co. Ltd.	1,800	14,619
Seiko Epson Corp.	4,500	53,592
Seiren Co. Ltd.	900	11,912
Sekisui Kasei Co. Ltd.	800	4,200
Senko Group Holdings Co. Ltd.	6,500	57,509
Shibusawa Warehouse Co. Ltd. (The)	100	1,867
Shibuya Corp.	300	8,401
Shikoku Bank Ltd. (The)	200	1,449
Shin Nippon Air Technologies Co. Ltd.	100	1,930
Shin-Keisei Electric Railway Co. Ltd.	200	4,256
Shinagawa Refractories Co. Ltd.	200	4,213
Shindengen Electric Manufacturing Co. Ltd.	100	1,786
Shinki Bus Co. Ltd.	200	5,711
Shinmaywa Industries Ltd.	200	1,762
Shinnihon Corp.	1,700	13,379
Shinoken Group Co. Ltd.	1,200	10,840
Shinwa Co. Ltd.	100	1,867
Ship Healthcare Holdings, Inc.	300	13,842
Showa Denko KK	3,100	60,294
Sinko Industries Ltd.	900	11,563
SK-Electronics Co. Ltd.	100	968
SMK Corp.	200	4,637
Sotetsu Holdings, Inc.	1,600	43,528
St. Marc Holdings Co. Ltd.	800	12,264
Starts Corp., Inc.	1,800	37,638
Studio Alice Co. Ltd.	400	5,774
Subaru Enterprise Co. Ltd.	100	7,041
Sugi Holdings Co. Ltd.	700	50,518
Sumida Corp.	200	1,216
Sumitomo Forestry Co. Ltd.	8,400	134,042
Sumitomo Osaka Cement Co. Ltd.	2,200	71,247
Sumitomo Riko Co. Ltd.	1,600	8,258
Sumitomo Rubber Industries Ltd.	12,000	115,299
Sumitomo Seika Chemicals Co. Ltd.	500	16,270
Suruga Bank Ltd.	8,200	29,401
Suzuki Co. Ltd.	500	3,159
SWCC Showa Holdings Co. Ltd.	700	7,345
T-Gaia Corp.	900	17,698
Tachikawa Corp.	400	4,526
Taiheiyo Cement Corp.	7,600	192,641
Taikisha Ltd.	1,600	43,473
Taiyo Yuden Co. Ltd.	1,400	37,626
Takamatsu Construction Group Co. Ltd.	1,000	20,874
Takamiya Co. Ltd.	1,000	4,805
Takara Leben Co. Ltd.	4,300	14,019
Takara Standard Co. Ltd.	200	2,518
Takashimaya Co. Ltd.	7,600	59,779
22

	Shares	Value
Takeei Corp.	1,000	$9,197
Takuma Co. Ltd.	1,400	22,411
Tamron Co. Ltd.	800	12,909
Techno Smart Corp.	200	1,481
Teijin Ltd.	10,600	166,198
Toa Oil Co. Ltd.	200	3,290
TOA ROAD Corp.	200	6,231
Tobishima Corp.	200	2,092
Toda Corp.	4,400	28,723
Toenec Corp.	100	3,489
Toho Holdings Co. Ltd.	800	15,452
Toho Titanium Co. Ltd.	1,900	12,296
TOKAI Holdings Corp.	4,700	44,656
Tokai Rika Co. Ltd.	3,400	50,928
Tokuyama Corp.	3,800	88,693
Tokyo Century Corp.	700	35,827
Tokyo Dome Corp.	5,000	37,753
Tokyo Electron Device Ltd.	200	5,623
Tomen Devices Corp.	100	3,479
Tomoku Co. Ltd.	500	7,754
TOMONY Holdings, Inc.	900	2,875
Tonami Holdings Co. Ltd.	300	16,295
Topre Corp.	1,900	21,111
Toshiba TEC Corp.	200	8,368
Tosho Co. Ltd.	500	6,253
Tosoh Corp.	5,300	78,536
Towa Corp.	1,400	14,130
Towa Pharmaceutical Co. Ltd.	1,300	25,756
Toyo Construction Co. Ltd.	5,400	20,496
Toyo Gosei Co. Ltd.	100	7,285
Toyo Seikan Group Holdings Ltd.	3,700	40,856
Toyo Tanso Co. Ltd.	300	4,704
Toyobo Co. Ltd.	5,100	73,432
Toyoda Gosei Co. Ltd.	3,900	84,947
Toyota Boshoku Corp.	4,300	60,842
TPR Co. Ltd.	1,000	13,332
Trancom Co. Ltd.	100	7,020
TS Tech Co. Ltd.	1,100	32,180
Tsubakimoto Chain Co.	1,200	27,861
Tsukishima Kikai Co. Ltd.	1,000	11,826
Tsukui Corp.	3,600	20,967
Tsuzuki Denki Co. Ltd.	300	4,579
UACJ Corp.	2,000	36,539
Ube Industries Ltd.	6,700	119,519
Uchida Yoko Co. Ltd.	500	29,629
Ueki Corp.	200	4,888
Unipres Corp.	1,300	11,254
Unitika Ltd.(1)	1,800	6,285
Valor Holdings Co. Ltd.	2,400	61,352
VT Holdings Co. Ltd.	3,100	11,391
Wacom Co. Ltd.	1,100	7,195
Wakachiku Construction Co. Ltd.	100	1,119
23

	Shares	Value
Wakita & Co. Ltd.	2,100	$18,580
Warabeya Nichiyo Holdings Co. Ltd.	500	7,046
Watts Co. Ltd.	300	2,653
World Holdings Co. Ltd.	500	8,394
Xebio Holdings Co. Ltd.	200	1,420
Yahagi Construction Co. Ltd.	1,600	13,680
YAMABIKO Corp.	2,100	21,364
Yamaha Motor Co. Ltd.	4,500	70,666
Yaoko Co. Ltd.	200	15,626
Yashima Denki Co. Ltd.	600	5,542
Yokohama Reito Co. Ltd.	2,800	23,805
Yokohama Rubber Co. Ltd. (The)	7,700	120,253
Yomiuri Land Co. Ltd.	200	7,513
Yorozu Corp.	1,100	9,686
Yotai Refractories Co. Ltd.	800	5,308
Yurtec Corp.	2,300	13,761
		11,419,570
Netherlands — 2.0%
AerCap Holdings NV(1)	5,601	165,621
AFC Ajax NV	61	1,241
AMG Advanced Metallurgical Group NV(2)	347	7,124
ASR Nederland NV	8,994	311,718
Basic-Fit NV(1)	384	10,802
BE Semiconductor Industries NV	1,194	57,051
Flow Traders(2)	685	26,980
ForFarmers NV	764	4,931
Fugro NV, CVA(1)(2)	2,216	9,462
Heijmans NV, CVA(1)	190	1,605
Koninklijke BAM Groep NV(1)	14,761	22,726
Koninklijke Vopak NV	969	53,212
Nederland Apparatenfabriek(1)	63	3,310
NIBC Holding NV(1)	215	1,896
Pharming Group NV(1)(2)	33,077	41,891
SIF Holding NV(1)(2)	899	14,693
TKH Group NV, CVA	2,383	93,391
		827,654
New Zealand — 0.8%
Air New Zealand Ltd.	57,283	53,651
New Zealand Refining Co. Ltd. (The)	5,917	2,625
Oceania Healthcare Ltd.	73,443	51,283
PGG Wrightson Ltd.	3,178	5,811
Sanford Ltd.	1,821	7,066
SKYCITY Entertainment Group Ltd.	89,125	152,437
Tourism Holdings Ltd.(2)	4,670	6,499
Warehouse Group Ltd. (The)	4,880	6,729
Z Energy Ltd.	35,255	63,715
		349,816
Norway — 1.9%
ABG Sundal Collier Holding ASA	53,135	26,811
Aker Carbon Capture AS(1)(2)	4,035	2,356
Aker Offshore Wind Holding AS(1)(2)	4,035	1,524
Aker Solutions ASA(1)(2)	5,381	6,041
24

	Shares	Value
American Shipping Co. ASA(1)	927	$3,093
Austevoll Seafood ASA	3,969	36,586
Avance Gas Holding Ltd.(2)	1,075	2,579
BW Energy Ltd.(1)	3,346	7,832
BW LPG Ltd.	4,673	21,774
BW Offshore Ltd.	12,434	48,018
DNO ASA(2)	68,567	43,249
Hoegh LNG Holdings Ltd.	923	1,257
Kid ASA	631	5,993
Komplett Bank ASA(1)	2,201	1,756
Kvaerner ASA(1)	8,284	7,700
Norway Royal Salmon ASA	559	14,142
Norwegian Finans Holding ASA(1)	17,835	134,801
Odfjell Drilling Ltd.(1)(2)	1,894	2,511
Pareto Bank ASA(1)	3,713	16,286
PGS ASA(1)	10,121	3,753
Selvaag Bolig ASA	953	5,802
SpareBank 1 BV	2,011	8,498
SpareBank 1 Nord Norge	3,272	25,186
Sparebanken More	267	9,106
Sparebanken Vest	4,609	34,271
Stolt-Nielsen Ltd.	2,273	22,239
TGS Nopec Geophysical Co. ASA	10,907	141,401
Veidekke ASA(1)	12,566	169,026
Wallenius Wilhelmsen ASA(1)	3,219	5,651
		809,242
Portugal — 0.2%
Ibersol SGPS SA(1)	1,076	6,930
Mota-Engil SGPS SA(1)	18,902	35,524
Semapa-Sociedade de Investimento e Gestao	3,545	32,221
Sonae Capital SGPS SA(1)	8,698	7,160
Sonae SGPS SA	28,511	20,310
		102,145
Singapore — 1.5%
Accordia Golf Trust	143,500	76,290
BRC Asia Ltd.	5,500	4,561
Centurion Corp. Ltd.	10,500	2,744
China Sunsine Chemical Holdings Ltd.	27,500	7,368
Food Empire Holdings Ltd.	7,400	3,411
Frencken Group Ltd.	106,600	73,297
Fu Yu Corp. Ltd.	20,700	3,791
Golden Agri-Resources Ltd.	1,280,600	136,108
Hong Leong Asia Ltd.	13,400	4,811
Hour Glass Ltd. (The)	10,500	5,434
Hutchison Port Holdings Trust, U Shares	1,399,200	147,750
Japfa Ltd.	126,100	57,630
Lian Beng Group Ltd.	18,700	5,220
OUE Ltd.	37,000	32,426
Penguin International Ltd.	7,300	2,243
QAF Ltd.	10,700	7,230
Rex International Holding Ltd.(1)(2)	201,600	24,462
Sing Holdings Ltd.	11,800	3,249
25

	Shares	Value
Sunningdale Tech Ltd.	5,000	$4,323
Yanlord Land Group Ltd.	28,500	25,248
Ying Li International Real Estate Ltd.(1)	4,700	297
		627,893
Spain — 1.7%
Acerinox SA(1)	14,129	114,376
Almirall SA(1)	1,021	11,223
Amper SA(1)(2)	16,112	3,267
Atresmedia Corp. de Medios de Comunicacion SA	2,455	6,612
Banco de Sabadell SA	244,412	99,920
Ence Energia y Celulosa SA	13,800	44,282
Ercros SA	2,866	7,221
Gestamp Automocion SA	19,265	51,566
Grenergy Renovables(1)	84	1,604
Masmovil Ibercom SA(1)	194	5,195
Mediaset Espana Comunicacion SA(1)	7,851	26,106
Melia Hotels International SA(1)	6,438	26,946
Miquel y Costas & Miquel SA	385	5,419
Neinor Homes SA(1)	5,106	68,600
Prosegur Cia de Seguridad SA	20,975	50,855
Sacyr SA	37,772	85,778
Tecnicas Reunidas SA(1)(2)	2,833	36,182
Tubacex SA(1)(2)	1,612	2,323
Viscofan SA	1,052	77,866
		725,341
Sweden — 6.9%
AQ Group AB(1)	739	16,346
Arise AB(1)	2,112	9,236
Bahnhof AB, B Shares	3,307	12,804
Bilia AB, A Shares(1)	10,796	127,874
BioArctic AB(1)	4,762	50,086
Bonava AB, B Shares	7,708	54,825
Bredband2 i Skandinavien AB	21,892	4,125
Bulten AB(1)	1,528	11,757
Bure Equity AB	7,969	245,814
Cavotec SA(1)	1,100	2,608
Cibus Nordic Real Estate AB	777	13,649
Clas Ohlson AB, B Shares	6,352	73,687
Collector AB(1)(2)	4,995	8,070
CTT Systems AB	1,145	17,044
Dios Fastigheter AB	11,040	71,274
Elanders AB, B Shares(1)	400	3,231
Electrolux Professional AB, B Shares(1)	29,320	129,771
Eolus Vind AB, B Shares(2)	3,712	65,873
Fastator AB(1)	261	3,633
G5 Entertainment AB	723	31,431
Granges AB(1)	12,252	109,071
Haldex AB(1)	691	3,158
Hexatronic Group AB(1)(2)	4,267	33,601
HIQ International AB(1)	8,280	67,376
Hoist Finance AB(1)(2)	7,800	27,700
Klovern AB, B Shares	31,192	47,988
26

	Shares	Value
Kopparbergs Bryggeri AB, B Shares	729	$16,107
Maha Energy AB(1)(2)	5,400	8,814
Mekonomen AB(1)	4,689	50,085
Modern Times Group MTG AB, B Shares(1)	9,442	128,855
Mycronic AB	10,334	235,146
NCC AB, B Shares	12,002	216,104
Nobia AB(1)	11,479	73,864
Nobina AB(1)	11,476	69,426
Nolato AB, B Shares(1)	2,859	278,530
NP3 Fastigheter AB	2,370	27,960
Orexo AB(1)	3,770	22,029
Pandox AB(1)	6,364	72,405
Paradox Interactive AB	669	17,920
RaySearch Laboratories AB(1)	3,561	39,926
Resurs Holding AB	12,936	67,112
Rottneros AB(1)	3,013	2,787
SAS AB(1)(2)	15,864	11,928
Scandi Standard AB(1)	6,235	53,945
Semcon AB(1)	398	2,860
Sintercast AB(1)	142	2,242
SkiStar AB	6,366	76,554
SolTech Energy Sweden AB(1)	2,171	5,631
Stendorren Fastigheter AB(1)	1,094	14,868
Stillfront Group AB(1)	1,362	146,530
Tethys Oil AB	4,020	22,062
TF Bank AB(1)	180	1,824
		2,907,546
Switzerland — 4.9%
Arbonia AG(1)	5,672	74,373
Autoneum Holding AG(1)	582	69,919
Bell Food Group AG	160	41,144
Bellevue Group AG	642	17,184
Bergbahnen Engelberg-Truebsee-Titlis AG BET	80	3,496
Bobst Group SA	1,424	92,203
Bucher Industries AG	1,065	398,479
Burkhalter Holding AG	341	22,453
Calida Holding AG(1)	234	7,118
Conzzeta AG	153	159,073
EFG International AG(1)	9,039	62,278
Feintool International Holding AG(1)	177	10,027
Forbo Holding AG	7	11,571
Glarner Kantonalbank	150	5,143
Gurit Holding AG	15	28,234
Huber + Suhner AG	2,214	171,140
Implenia AG	2,355	81,176
Ina Invest Holding AG(1)	368	7,857
Klingelnberg AG(1)	117	1,941
Leonteq AG(1)	1,421	56,712
Liechtensteinische Landesbank AG	189	12,418
MCH Group AG(1)	170	2,812
Orior AG	384	33,186
Phoenix Mecano AG	43	16,698
27

	Shares	Value
Schaffner Holding AG	15	$3,003
Schmolz + Bickenbach AG(1)	48,711	8,557
St Galler Kantonalbank AG	69	31,744
Sulzer AG	2,534	225,385
Swissquote Group Holding SA	932	81,858
u-blox Holding AG(1)	705	39,753
Valiant Holding AG	2,088	199,741
VP Bank AG	145	18,764
Zehnder Group AG	1,240	64,173
		2,059,613
United Kingdom — 15.2%
Aggreko plc	14,066	89,727
Anglo Asian Mining plc	891	1,822
Anglo Pacific Group plc	10,480	14,849
Argentex Group plc	696	1,525
Augean plc(1)	986	2,241
Bank of Georgia Group plc(1)	2,259	27,755
Biffa plc	19,801	54,261
Bodycote plc	3,814	28,602
Burford Capital Ltd.	12,840	97,181
Cairn Energy plc(1)	26,479	49,843
Centamin plc	29,462	82,622
Central Asia Metals plc	8,958	21,086
Circassia Group plc(1)	11,045	4,725
Close Brothers Group plc	9,195	138,033
CMC Markets plc	2,737	11,685
Coats Group plc	92,657	68,752
Computacenter plc	4,909	133,924
Crest Nicholson Holdings plc	11,725	31,051
Daily Mail & General Trust plc	9,595	84,726
Dart Group plc	5,621	53,649
Devro plc	13,264	30,745
DFS Furniture plc	12,740	28,951
Direct Line Insurance Group plc	76,186	302,316
Diversified Gas & Oil plc	43,485	63,986
Dunelm Group plc	817	15,606
easyJet plc	8,785	74,359
Eckoh plc	2,370	1,996
Electrocomponents plc	26,782	243,088
EnQuest plc(1)	93,172	16,067
Evraz plc	29,878	129,484
Ferrexpo plc	27,030	66,723
Forterra plc	9,868	20,957
Frasers Group plc(1)	12,899	60,350
Galliford Try Holdings plc	2,987	3,436
Games Workshop Group plc	267	32,879
Go-Ahead Group plc (The)	1,839	16,452
Golar LNG Ltd.(1)	4,148	42,932
Grafton Group plc	13,217	137,721
Greggs plc	5,481	103,820
Gulf Keystone Petroleum Ltd.	7,801	8,770
Gym Group plc (The)	6,746	14,338
28

	Shares	Value
Hays plc	85,032	$137,082
Hikma Pharmaceuticals plc	808	25,609
Hochschild Mining plc(1)	18,689	60,108
Howden Joinery Group plc	12,664	95,139
Ibstock plc(1)	20,356	42,054
IG Group Holdings plc	9,068	96,120
Inchcape plc(1)	24,276	164,039
Indivior plc(1)	58,220	92,346
IWG plc	5,701	21,460
J Sainsbury plc	122,722	301,521
Jadestone Energy, Inc.(1)	6,211	5,475
Joules Group plc	516	766
Just Group plc(1)	59,053	40,180
KAZ Minerals plc	13,076	102,216
Keller Group plc	5,044	42,228
Luxfer Holdings plc	358	5,091
Marks & Spencer Group plc	79,076	117,438
Marston's plc	37,394	26,469
McBride plc(1)	1,428	1,145
Mitchells & Butlers plc(1)	6,884	15,846
Motorpoint group plc	61	221
N Brown Group plc	1,163	853
Naked Wines plc	5,268	32,050
Norcros plc	1,050	1,922
OneSavings Bank plc	24,245	98,525
Pagegroup plc	20,131	103,658
Pan African Resources plc	75,333	24,672
Petrofac Ltd.(2)	12,957	27,886
Petropavlovsk plc(1)(2)	149,839	73,409
Pharos Energy plc(1)	2,309	426
Phoenix Group Holdings plc	7,560	69,932
Photo-Me International plc	12,371	7,988
Plus500 Ltd.	6,930	135,111
Premier Oil plc(1)(2)	40,946	11,954
Provident Financial plc(1)	11,706	38,557
Quilter plc	139,003	265,804
Rathbone Brothers plc	1,229	27,732
Reach plc	16,663	11,716
Redde Northgate plc	14,613	36,685
Redrow plc	12,936	79,364
Rhi Magnesita NV	2,040	73,737
Rockrose Energy plc	246	6,071
Royal Mail plc	51,904	124,542
RSA Insurance Group plc	23,588	142,881
Secure Trust Bank plc	121	1,036
Senior plc	17,659	12,311
Serica Energy plc	5,537	8,831
Shanta Gold Ltd.(1)	37,260	8,068
SIG plc	25,434	10,805
Sirius Real Estate Ltd.	53,805	53,511
Speedy Hire plc	33,225	22,901
Spire Healthcare Group plc	2,396	2,940
29

	Shares	Value
St. James's Place plc	9,449	$123,758
Stobart Group Ltd.(1)	21,063	6,872
Stock Spirits Group plc	3,671	10,793
Superdry plc	492	879
Synthomer plc	4,935	20,701
Tate & Lyle plc	27,557	252,411
Taylor Wimpey plc	58,417	95,583
TI Fluid Systems plc(1)	14,042	29,568
Trans-Siberian Gold plc	4,755	6,487
Tremor International Ltd.(1)	946	1,886
Tullow Oil plc(2)	90,518	24,829
Vertu Motors plc	3,181	1,026
Victrex plc	1,725	44,550
Virgin Money UK plc(1)	28,287	35,226
Vistry Group plc	10,659	90,620
Vp plc	235	2,013
WM Morrison Supermarkets plc	143,029	367,666
		6,436,334
TOTAL COMMON STOCKS (Cost $37,970,621)		41,815,357
RIGHTS†
Australia†
Coronado Global Resources, Inc.(1)	1,860	28
Sweden†
SolTech Energy Sweden AB(1)	2,171	365
TOTAL RIGHTS (Cost $—)		393
TEMPORARY CASH INVESTMENTS — 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $330,935)	330,935	330,935
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.8%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $752,208)	752,208	752,208
TOTAL INVESTMENT SECURITIES — 101.5% (Cost $39,053,764)		42,898,893
OTHER ASSETS AND LIABILITIES — (1.5)%		(635,396)
TOTAL NET ASSETS — 100.0%		$42,263,497

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Russell 2000 E-Mini Index	3	September 2020	$234,195	$22,315

^ Amount represents value and unrealized appreciation (depreciation).
30

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	25.8%
Materials	20.2%
Financials	14.4%
Consumer Discretionary	14.3%
Energy	6.0%
Consumer Staples	5.8%
Information Technology	4.9%
Communication Services	2.8%
Real Estate	2.1%
Health Care	1.5%
Utilities	1.1%
Cash and Equivalents*	1.1%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
CVA	-	Certificaten Van Aandelen
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,275,322. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,367,814, which includes securities collateral of $615,606.

See Notes to Financial Statements.

31

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $38,301,556) — including $1,275,322 of securities on loan	$42,146,685
Investment made with cash collateral received for securities on loan, at value (cost of $752,208)	752,208
Total investment securities, at value (cost of $39,053,764)	42,898,893
Foreign currency holdings, at value (cost of $1,928)	1,951
Deposits with broker for futures contracts	17,400
Receivable for capital shares sold	14,345
Receivable for variation margin on futures contracts	10,062
Dividends and interest receivable	108,353
Securities lending receivable	2,414
43,053,418

Liabilities
Payable for collateral received for securities on loan	752,208
Payable for investments purchased	10,740
Payable for capital shares redeemed	14,345
Accrued management fees	12,628
789,921

Net Assets	$42,263,497

Institutional Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	4,535,156

Net Asset Value Per Share	$9.32

Net Assets Consist of:
Capital paid in	$38,302,922
Distributable earnings	3,960,575
$42,263,497

See Notes to Financial Statements.

32

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $36,263)	$327,836
Securities lending, net	5,400
Interest	2,864
336,100
Expenses:
Management fees	47,662
Foreign currency overdraft fees	3,069
Other expenses	154
50,885
Fees reimbursed	(3,069)
47,816

Net investment income (loss)	288,284

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(243,717)
Futures contract transactions	82,448
Foreign currency translation transactions	(812)
(162,081)

Change in net unrealized appreciation (depreciation) on:
Investments	3,845,129
Futures contracts	22,315
Translation of assets and liabilities in foreign currencies	1,430
3,868,874

Net realized and unrealized gain (loss)	3,706,793

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,995,077

(1)December 4, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

33

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$288,284
Net realized gain (loss)	(162,081)
Change in net unrealized appreciation (depreciation)	3,868,874
Net increase (decrease) in net assets resulting from operations	3,995,077

Distributions to Shareholders
From earnings	(34,502)

Capital Share Transactions
Proceeds from shares sold	40,974,725
Proceeds from reinvestment of distributions	34,502
Payments for shares redeemed	(2,706,305)
Net increase (decrease) in net assets from capital share transactions	38,302,922

Net increase (decrease) in net assets	42,263,497

Net Assets
End of period	$42,263,497

Transactions in Shares of the Fund
Sold	4,850,159
Issued in reinvestment of distributions	3,321
Redeemed	(318,324)
Net increase (decrease) in shares of the fund	4,535,156

(1)December 4, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

34

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company. Avantis International Small Cap Value Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek long-term capital appreciation. The fund offers the Institutional Class. The Institutional Class commenced sale on December 4, 2019, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

35

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

36

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$752,208	—	—	—	$752,208
Gross amount of recognized liabilities for securities lending transactions					$752,208

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the fund's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 17% of the shares of the fund.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.36%.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2020 were $40,386,095 and $2,186,491, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

37

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$266,355	$41,549,002	—
Rights	—	393	—
Temporary Cash Investments	330,935	—	—
Temporary Cash Investments - Securities Lending Collateral	752,208	—	—
	$1,349,498	$41,549,395	—
Other Financial Instruments
Futures Contracts	$22,315	—	—
6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $217,801 futures contracts purchased.
The value of equity price risk derivative instruments as of August 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $10,062 in receivable for variation margin on futures contracts*. For the period from December 4, 2019 (fund inception) through August 31, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $82,448 in net realized gain (loss) on futures contract transactions and $22,315 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

38

8. Federal Tax Information

The tax character of distributions paid during the period December 4, 2019 (fund inception) through August 31, 2020 were as follows:

Distributions Paid From
Ordinary income	$34,502
Long-term capital gains	—
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$39,250,538
Gross tax appreciation of investments	$5,041,411
Gross tax depreciation of investments	(1,393,056)
Net tax appreciation (depreciation) of investments	3,648,355
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,291
Net tax appreciation (depreciation)	$3,649,646
Undistributed ordinary income	$446,888
Accumulated short-term capital losses	$(135,959)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

39

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
2020(3)	$10.00	0.14	(0.78)	(0.64)	(0.04)	$9.32	(6.43)%	0.36%(4)(5)	2.18%(4)(5)	12%	$42,263

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.
(5)The annualized ratio of operating expenses to average net assets before expense reimbursement and the annualized ratio of net investment income (loss) to average net assets before expense reimbursement was 0.38% and 2.16%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avantis® International Small Cap Value Fund (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 4, 2019 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Avantis® International Small Cap Value Fund as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 4, 2019 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

41

Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
42

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

43

Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
44

Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
45

controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance.The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The
46

Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.

47

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

48

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

49

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

50

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For the fiscal year ended August 31, 2020, the fund intends to pass through to shareholders foreign source income of $362,906 and foreign taxes paid of $34,463, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on August 31, 2020 are $0.0800 and $0.0076, respectively.

51

Notes
52

Notes

53

Notes

54

Notes

55

Notes
56

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
Telecommunications Relay Service for the Deaf	711

American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96049 2010

Annual Report

August 31, 2020

Avantis® U.S. Equity Fund
Institutional Class (AVUSX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat early in the period. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, stocks largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most stocks rebounded quickly. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. U.S. stocks generally advanced and fared better than their counterparts elsewhere. The growth style significantly outperformed value stocks, which struggled.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our investment professionals have experience weathering unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Total Returns as of August 31, 2020
	Ticker Symbol	Since Inception	Inception Date
Institutional Class	AVUSX	9.37%	12/4/2019
Russell 3000 Index	—	13.56%	—

Growth of $10,000 Over Life of Fund
$10,000 investment made December 4, 2019

Value on August 31, 2020
Institutional Class — $10,937

Russell 3000 Index — $11,356

Total Annual Fund Operating Expenses
Institutional Class 0.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Equity seeks long-term capital appreciation by investing in a diverse group of U.S. companies across market sectors, industry groups and market capitalizations.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of U.S. companies.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance fund performance.

Performance Review

For the period from Avantis U.S. Equity’s inception on December 4, 2019, through the fund’s fiscal year-end on August 31, 2020, the fund returned 9.37%.* For the same time period, the fund’s benchmark, the Russell 3000 Index, returned 13.56%. Fund returns reflect fees and operating expenses, while index returns do not.

The Russell 3000 Index is an unmanaged index generally representative of the performance of the broad U.S. stock market, including all capitalization categories. The fund’s underperformance versus the index was largely due to the fund’s emphasis on smaller-cap companies with higher levels of profitability and lower prices relative to their book values, or more value-oriented stocks. These companies generally underperformed larger-cap companies with lower levels of profitability and higher prices relative to their book value.

For example, small-cap value stocks (as measured by the Russell 2000 Value Index) returned -14.16% for the period, underperforming large growth stocks, which returned 35.95% (as measured by the Russell 1000 Growth Index).

*Total returns for periods less than one year are not annualized.
4

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
Apple, Inc.	5.2%
Amazon.com, Inc.	3.7%
Microsoft Corp.	3.6%
Alphabet, Inc.*	2.3%
Facebook, Inc., Class A	1.9%
Johnson & Johnson	1.2%
Verizon Communications, Inc.	0.9%
MasterCard, Inc., Class A	0.9%
Netflix, Inc.	0.8%
Intel Corp.	0.8%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Software	6.7%
Technology Hardware, Storage and Peripherals	5.4%
Semiconductors and Semiconductor Equipment	5.0%
Interactive Media and Services	4.6%
IT Services	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	(1.2)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,172.90	$0.82	0.15%
Hypothetical
Institutional Class	$1,000	$1,024.38	$0.76	0.15%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 1.0%
AAR Corp.	38	$767
Aerojet Rocketdyne Holdings, Inc.(1)	361	14,935
AeroVironment, Inc.(1)	75	5,729
Astronics Corp.(1)	1	9
Axon Enterprise, Inc.(1)	109	9,339
Boeing Co. (The)	197	33,848
BWX Technologies, Inc.	478	26,582
Cubic Corp.	50	2,354
Curtiss-Wright Corp.	124	12,688
Ducommun, Inc.(1)	111	4,148
General Dynamics Corp.	153	22,851
HEICO Corp.	49	5,386
HEICO Corp., Class A	108	9,653
Hexcel Corp.	180	7,090
Howmet Aerospace, Inc.	549	9,618
Huntington Ingalls Industries, Inc.	82	12,425
Kaman Corp.	42	1,942
L3Harris Technologies, Inc.	154	27,834
Lockheed Martin Corp.	321	125,273
Maxar Technologies, Inc.	218	5,047
Mercury Systems, Inc.(1)	91	6,892
Moog, Inc., Class A	80	4,823
Northrop Grumman Corp.	152	52,077
Parsons Corp.(1)	30	998
Raytheon Technologies Corp.	868	52,948
Spirit AeroSystems Holdings, Inc., Class A	307	6,312
Teledyne Technologies, Inc.(1)	56	17,562
Textron, Inc.	511	20,149
TransDigm Group, Inc.	27	13,491
Virgin Galactic Holdings, Inc.(1)	203	3,634
		516,404
Air Freight and Logistics — 1.1%
Air Transport Services Group, Inc.(1)	452	11,490
Atlas Air Worldwide Holdings, Inc.(1)	165	9,304
CH Robinson Worldwide, Inc.	334	32,832
Echo Global Logistics, Inc.(1)	155	4,235
Expeditors International of Washington, Inc.	757	66,911
FedEx Corp.	821	180,489
Forward Air Corp.	154	9,084
Hub Group, Inc., Class A(1)	212	11,414
United Parcel Service, Inc., Class B	1,347	220,396
XPO Logistics, Inc.(1)	91	8,033
		554,188
Airlines — 0.4%
Alaska Air Group, Inc.	425	16,554
Allegiant Travel Co.	50	6,430
7

	Shares	Value
Delta Air Lines, Inc.	1,639	$50,563
Hawaiian Holdings, Inc.	262	3,521
JetBlue Airways Corp.(1)	1,102	12,695
SkyWest, Inc.	111	3,735
Southwest Airlines Co.	1,516	56,972
Spirit Airlines, Inc.(1)	309	5,525
United Airlines Holdings, Inc.(1)	878	31,608
		187,603
Auto Components — 0.7%
American Axle & Manufacturing Holdings, Inc.(1)	653	5,080
Aptiv plc	928	79,919
Autoliv, Inc.	410	32,119
BorgWarner, Inc.	1,157	46,963
Cooper Tire & Rubber Co.	339	11,719
Dana, Inc.	699	9,751
Delphi Technologies plc(1)	788	13,688
Dorman Products, Inc.(1)	66	5,590
Fox Factory Holding Corp.(1)	140	14,113
Gentex Corp.	1,164	31,486
Gentherm, Inc.(1)	150	6,785
Goodyear Tire & Rubber Co. (The)	873	8,376
LCI Industries	115	13,067
Lear Corp.	293	33,382
Standard Motor Products, Inc.	19	863
Stoneridge, Inc.(1)	39	788
Tenneco, Inc., Class A(1)	101	821
Veoneer, Inc.(1)	342	4,747
Visteon Corp.(1)	192	14,483
Workhorse Group, Inc.(1)	232	4,202
XPEL, Inc.(1)	189	4,706
		342,648
Automobiles — 0.9%
Ford Motor Co.	10,613	72,381
General Motors Co.	3,072	91,023
Harley-Davidson, Inc.	665	18,427
Tesla, Inc.(1)	580	289,026
Thor Industries, Inc.	149	14,070
Winnebago Industries, Inc.	123	6,639
		491,566
Banks — 3.4%
Allegiance Bancshares, Inc.	27	686
Altabancorp	34	701
Amerant Bancorp, Inc.(1)	46	605
Ameris Bancorp	160	3,923
Arrow Financial Corp.	28	802
Associated Banc-Corp.	371	4,986
Atlantic Union Bankshares Corp.	191	4,443
Banc of California, Inc.	64	703
BancFirst Corp.	91	4,004
Bancorp, Inc. (The)(1)	87	827
BancorpSouth Bank	190	4,100
Bank First Corp.	48	2,995
8

	Shares	Value
Bank of America Corp.	6,134	$157,889
Bank of Hawaii Corp.	166	9,137
Bank of Marin Bancorp	22	700
Bank OZK	529	12,188
BankUnited, Inc.	347	8,113
Banner Corp.	111	4,009
Berkshire Hills Bancorp, Inc.	1	9
BOK Financial Corp.	86	4,828
Boston Private Financial Holdings, Inc.	87	517
Bridge Bancorp, Inc.	30	600
Brookline Bancorp, Inc.	293	2,813
Bryn Mawr Bank Corp.	25	679
Cadence BanCorp	155	1,473
Camden National Corp.	23	751
Cathay General Bancorp.	215	5,308
Central Pacific Financial Corp.	34	527
CIT Group, Inc.	209	4,111
Citigroup, Inc.	2,703	138,177
Citizens Financial Group, Inc.	863	22,326
City Holding Co.	55	3,519
CNB Financial Corp.	32	510
Columbia Banking System, Inc.	154	4,298
Comerica, Inc.	467	18,461
Commerce Bancshares, Inc.	343	20,433
Community Bank System, Inc.	133	8,003
Community Trust Bancorp, Inc.	22	710
ConnectOne Bancorp, Inc.	40	605
CrossFirst Bankshares, Inc.(1)	269	2,483
Cullen/Frost Bankers, Inc.	149	10,350
Customers Bancorp, Inc.(1)	44	562
CVB Financial Corp.	410	7,466
Dime Community Bancshares, Inc.	49	632
Eagle Bancorp, Inc.	144	4,144
East West Bancorp, Inc.	611	22,473
Enterprise Financial Services Corp.	123	3,679
F.N.B. Corp.	660	4,950
FB Financial Corp.	26	702
Fifth Third Bancorp	1,763	36,424
Financial Institutions, Inc.	31	534
First BanCorp	711	4,074
First Bancorp/Southern Pines NC	25	511
First Busey Corp.	234	4,169
First Citizens BancShares, Inc., Class A	14	5,504
First Commonwealth Financial Corp.	70	574
First Financial Bancorp	265	3,636
First Financial Bankshares, Inc.	456	13,805
First Financial Corp.	22	757
First Foundation, Inc.	283	4,299
First Hawaiian, Inc.	414	6,843
First Horizon National Corp.	1,169	11,164
First Interstate BancSystem, Inc., Class A	148	4,854
First Merchants Corp.	144	3,684
9

	Shares	Value
First Midwest Bancorp, Inc.	301	$3,750
First of Long Island Corp. (The)	40	615
First Republic Bank	360	40,648
Flushing Financial Corp.	47	570
Fulton Financial Corp.	353	3,452
German American Bancorp, Inc.	30	851
Glacier Bancorp, Inc.	327	11,473
Great Southern Bancorp, Inc.	16	617
Great Western Bancorp, Inc.	42	585
Hancock Whitney Corp.	221	4,422
Heartland Financial USA, Inc.	121	4,166
Heritage Commerce Corp.	80	554
Heritage Financial Corp.	36	718
Hilltop Holdings, Inc.	244	5,026
Home BancShares, Inc.	536	8,689
Hope Bancorp, Inc.	424	3,587
Horizon Bancorp, Inc.	53	593
Huntington Bancshares, Inc.	2,714	25,539
Independent Bank Corp. (Massachusetts)	127	7,982
Independent Bank Corp. (Michigan)	45	671
Independent Bank Group, Inc.	99	4,603
International Bancshares Corp.	189	5,969
Investors Bancorp, Inc.	543	4,208
JPMorgan Chase & Co.	2,811	281,634
KeyCorp	2,587	31,872
Lakeland Bancorp, Inc.	59	627
Lakeland Financial Corp.	96	4,386
M&T Bank Corp.	256	26,435
Mercantile Bank Corp.	28	612
Midland States Bancorp, Inc.	35	511
MidWestOne Financial Group, Inc.	28	532
National Bank Holdings Corp., Class A	135	3,839
NBT Bancorp, Inc.	117	3,565
Nicolet Bankshares, Inc.(1)	14	840
OceanFirst Financial Corp.	261	4,074
OFG Bancorp	52	668
Old National Bancorp	317	4,432
Old Second Bancorp, Inc.	75	613
Origin Bancorp, Inc.	28	663
Pacific Premier Bancorp, Inc.	212	4,789
PacWest Bancorp	254	4,846
Park National Corp.	42	3,776
Peapack-Gladstone Financial Corp.	33	561
People's United Financial, Inc.	789	8,348
Peoples Bancorp, Inc.	29	613
Pinnacle Financial Partners, Inc.	135	5,393
PNC Financial Services Group, Inc. (The)	613	68,166
Popular, Inc.	258	9,556
Preferred Bank	83	3,104
Prosperity Bancshares, Inc.	225	12,267
QCR Holdings, Inc.	24	719
Regions Financial Corp.	2,670	30,865
10

	Shares	Value
Renasant Corp.	154	$3,907
Republic Bancorp, Inc., Class A	22	677
S&T Bancorp, Inc.	104	2,100
Sandy Spring Bancorp, Inc.	141	3,373
Seacoast Banking Corp. of Florida(1)	178	3,603
ServisFirst Bancshares, Inc.	232	8,503
Sierra Bancorp	35	625
Signature Bank	191	18,533
Simmons First National Corp., Class A	230	3,926
South State Corp.	133	7,405
Southside Bancshares, Inc.	102	2,811
Sterling Bancorp	540	6,302
Stock Yards Bancorp, Inc.	142	6,096
SVB Financial Group(1)	240	61,291
Synovus Financial Corp.	344	7,523
TCF Financial Corp.	490	13,171
Texas Capital Bancshares, Inc.(1)	195	6,316
Tompkins Financial Corp.	47	3,110
Towne Bank	212	3,759
TriCo Bancshares	140	3,877
TriState Capital Holdings, Inc.(1)	41	570
Triumph Bancorp, Inc.(1)	28	800
Truist Financial Corp.	1,235	47,930
Trustmark Corp.	187	4,391
U.S. Bancorp	1,897	69,051
UMB Financial Corp.	159	8,541
Umpqua Holdings Corp.	541	6,102
United Bankshares, Inc.	194	5,071
United Community Banks, Inc.	217	3,932
Univest Financial Corp.	38	611
Valley National Bancorp	1,087	8,163
Veritex Holdings, Inc.	39	701
Washington Trust Bancorp, Inc.	19	634
Webster Financial Corp.	213	5,857
Wells Fargo & Co.	4,117	99,426
WesBanco, Inc.	180	4,000
Westamerica BanCorp	71	4,321
Western Alliance Bancorp	357	12,602
Wintrust Financial Corp.	195	8,486
Zions Bancorp N.A.	587	18,878
		1,752,311
Beverages — 1.2%
Boston Beer Co., Inc. (The), Class A(1)	32	28,224
Brown-Forman Corp., Class A	56	3,723
Brown-Forman Corp., Class B	516	37,756
Coca-Cola Co. (The)	3,027	149,927
Coca-Cola Consolidated, Inc.	34	9,292
Constellation Brands, Inc., Class A	59	10,884
Keurig Dr Pepper, Inc.	440	13,125
MGP Ingredients, Inc.	91	3,235
Molson Coors Beverage Co., Class B	428	16,110
Monster Beverage Corp.(1)	706	59,205
11

	Shares	Value
National Beverage Corp.(1)	79	$6,424
PepsiCo, Inc.	1,883	263,733
		601,638
Biotechnology — 3.1%
AbbVie, Inc.	1,265	121,149
ACADIA Pharmaceuticals, Inc.(1)	198	7,839
Acceleron Pharma, Inc.(1)	63	6,141
Adverum Biotechnologies, Inc.(1)	241	2,940
Agios Pharmaceuticals, Inc.(1)	100	4,101
Aimmune Therapeutics, Inc.(1)	27	924
Akebia Therapeutics, Inc.(1)	228	2,373
Alector, Inc.(1)	64	827
Alexion Pharmaceuticals, Inc.(1)	486	55,511
Alkermes plc(1)	424	7,013
Allakos, Inc.(1)	54	4,837
Allogene Therapeutics, Inc.(1)	125	4,456
Alnylam Pharmaceuticals, Inc.(1)	119	15,784
Altimmune, Inc.(1)	125	2,109
Amgen, Inc.	773	195,816
Amicus Therapeutics, Inc.(1)	341	4,979
AnaptysBio, Inc.(1)	151	2,617
Anika Therapeutics, Inc.(1)	17	652
Arcus Biosciences, Inc.(1)	121	2,880
Ardelyx, Inc.(1)	348	1,997
Arena Pharmaceuticals, Inc.(1)	478	33,374
Arrowhead Pharmaceuticals, Inc.(1)	166	7,012
Assembly Biosciences, Inc.(1)	133	2,909
Avid Bioservices, Inc.(1)	621	5,210
Biogen, Inc.(1)	545	156,764
Biohaven Pharmaceutical Holding Co. Ltd.(1)	76	4,818
BioMarin Pharmaceutical, Inc.(1)	299	23,331
BioSpecifics Technologies Corp.(1)	54	3,483
Bluebird Bio, Inc.(1)	123	7,294
Blueprint Medicines Corp.(1)	112	8,672
Bridgebio Pharma, Inc.(1)	204	6,091
Calithera Biosciences, Inc.(1)	173	697
Catalyst Pharmaceuticals, Inc.(1)	713	2,339
Celldex Therapeutics, Inc.(1)	295	3,522
ChemoCentryx, Inc.(1)	63	3,370
Coherus Biosciences, Inc.(1)	149	2,826
CRISPR Therapeutics AG(1)	117	10,935
Cytokinetics, Inc.(1)	143	3,426
Deciphera Pharmaceuticals, Inc.(1)	82	3,691
Denali Therapeutics, Inc.(1)	150	4,785
Dicerna Pharmaceuticals, Inc.(1)	492	9,112
Eagle Pharmaceuticals, Inc.(1)	19	754
Editas Medicine, Inc.(1)	33	1,163
Emergent BioSolutions, Inc.(1)	194	22,126
Enanta Pharmaceuticals, Inc.(1)	47	2,453
Esperion Therapeutics, Inc.(1)	126	4,549
Exact Sciences Corp.(1)	159	11,971
Exelixis, Inc.(1)	1,645	36,552
12

	Shares	Value
FibroGen, Inc.(1)	118	$5,290
Frequency Therapeutics, Inc.(1)	165	3,191
Geron Corp.(1)	1,857	3,807
Gilead Sciences, Inc.	3,293	219,808
Global Blood Therapeutics, Inc.(1)	101	6,341
Gossamer Bio, Inc.(1)	39	542
Halozyme Therapeutics, Inc.(1)	124	3,595
Heron Therapeutics, Inc.(1)	189	2,703
Immunomedics, Inc.(1)	246	10,962
Incyte Corp.(1)	388	37,384
Inovio Pharmaceuticals, Inc.(1)	96	1,151
Intellia Therapeutics, Inc.(1)	139	3,000
Invitae Corp.(1)	264	9,229
Ionis Pharmaceuticals, Inc.(1)	272	14,824
Iovance Biotherapeutics, Inc.(1)	83	2,766
Ironwood Pharmaceuticals, Inc.(1)	72	727
Kura Oncology, Inc.(1)	167	4,157
Ligand Pharmaceuticals, Inc.(1)	44	4,488
MacroGenics, Inc.(1)	141	4,080
Madrigal Pharmaceuticals, Inc.(1)	28	3,016
Mirati Therapeutics, Inc.(1)	53	7,917
Moderna, Inc.(1)	346	22,452
Momenta Pharmaceuticals, Inc.(1)	202	10,538
Myriad Genetics, Inc.(1)	46	615
Natera, Inc.(1)	97	6,180
Neurocrine Biosciences, Inc.(1)	209	24,332
Novavax, Inc.(1)	83	9,158
OPKO Health, Inc.(1)	1,613	5,226
PDL BioPharma, Inc.(1)	752	2,519
PTC Therapeutics, Inc.(1)	93	4,596
Regeneron Pharmaceuticals, Inc.(1)	274	169,861
REGENXBIO, Inc.(1)	102	3,113
Retrophin, Inc.(1)	176	3,448
Rhythm Pharmaceuticals, Inc.(1)	119	3,512
Sage Therapeutics, Inc.(1)	94	4,929
Sangamo Therapeutics, Inc.(1)	415	4,579
Sarepta Therapeutics, Inc.(1)	74	10,835
Seattle Genetics, Inc.(1)	106	16,784
Spectrum Pharmaceuticals, Inc.(1)	83	349
Turning Point Therapeutics, Inc.(1)	32	2,502
Ultragenyx Pharmaceutical, Inc.(1)	97	8,251
United Therapeutics Corp.(1)	107	11,445
Vanda Pharmaceuticals, Inc.(1)	59	607
VBI Vaccines, Inc.(1)	770	3,280
Vertex Pharmaceuticals, Inc.(1)	336	93,784
Viela Bio, Inc.(1)	67	2,257
Viking Therapeutics, Inc.(1)	399	2,669
Vir Biotechnology, Inc.(1)	118	4,777
Voyager Therapeutics, Inc.(1)	243	2,865
Xencor, Inc.(1)	108	3,861
Zymeworks, Inc.(1)	83	2,691
		1,619,167
13

	Shares	Value
Building Products — 0.8%
AAON, Inc.	81	$4,611
Advanced Drainage Systems, Inc.	100	5,548
Allegion plc	174	17,990
American Woodmark Corp.(1)	7	612
AO Smith Corp.	609	29,823
Apogee Enterprises, Inc.	163	3,412
Armstrong World Industries, Inc.	78	5,752
Builders FirstSource, Inc.(1)	317	9,707
Carrier Global Corp.	2,189	65,342
CSW Industrials, Inc.	63	4,552
Fortune Brands Home & Security, Inc.	251	21,104
Gibraltar Industries, Inc.(1)	186	11,615
Insteel Industries, Inc.	69	1,272
JELD-WEN Holding, Inc.(1)	450	9,472
Johnson Controls International plc	430	17,514
Lennox International, Inc.	43	12,054
Masco Corp.	218	12,709
Masonite International Corp.(1)	167	15,245
Owens Corning	565	38,217
Patrick Industries, Inc.	186	10,455
PGT Innovations, Inc.(1)	395	7,161
Quanex Building Products Corp.	291	4,892
Simpson Manufacturing Co., Inc.	239	23,503
Trane Technologies plc	276	32,676
Trex Co., Inc.(1)	303	45,295
UFP Industries, Inc.	379	22,494
		433,027
Capital Markets — 3.5%
Affiliated Managers Group, Inc.	86	5,904
Ameriprise Financial, Inc.	580	90,944
Apollo Global Management, Inc.	155	7,265
Ares Management Corp., Class A	118	4,773
Artisan Partners Asset Management, Inc., Class A	407	15,755
B. Riley Financial, Inc.	194	5,195
Bank of New York Mellon Corp. (The)	1,909	70,595
BGC Partners, Inc., Class A	876	2,208
BlackRock, Inc.	184	109,331
Blackstone Group, Inc. (The), Class A	768	40,666
Brightsphere Investment Group, Inc.	354	4,906
Carlyle Group, Inc. (The)	249	6,427
Cboe Global Markets, Inc.	172	15,788
Charles Schwab Corp. (The)	2,715	96,464
CME Group, Inc.	387	68,062
Cohen & Steers, Inc.	175	10,587
Cowen, Inc., Class A	194	3,509
Diamond Hill Investment Group, Inc.	26	3,222
E*TRADE Financial Corp.	1,079	58,374
Eaton Vance Corp.	594	24,366
Evercore, Inc., Class A	176	10,891
FactSet Research Systems, Inc.	94	32,938
Federated Hermes, Inc.	254	6,073
14

	Shares	Value
Franklin Resources, Inc.	812	$17,101
Goldman Sachs Group, Inc. (The)	692	141,770
Hamilton Lane, Inc., Class A	77	5,629
Houlihan Lokey, Inc.	83	4,864
Interactive Brokers Group, Inc., Class A	110	5,832
Intercontinental Exchange, Inc.	612	65,013
Invesco Ltd.	1,053	10,741
Janus Henderson Group plc	865	17,923
KKR & Co., Inc., Class A	1,133	40,584
Lazard Ltd., Class A	432	13,681
LPL Financial Holdings, Inc.	182	14,953
MarketAxess Holdings, Inc.	62	30,128
Moelis & Co., Class A	316	10,084
Moody's Corp.	261	76,901
Morgan Stanley	2,621	136,973
Morningstar, Inc.	28	4,484
MSCI, Inc.	76	28,369
Nasdaq, Inc.	55	7,393
Northern Trust Corp.	570	46,677
Piper Sandler Cos.	80	6,036
Raymond James Financial, Inc.	374	28,319
S&P Global, Inc.	344	126,048
SEI Investments Co.	603	31,573
State Street Corp.	620	42,216
Stifel Financial Corp.	278	14,097
StoneX Group, Inc.(1)	103	5,840
T. Rowe Price Group, Inc.	757	105,382
TD Ameritrade Holding Corp.	781	29,975
Tradeweb Markets, Inc., Class A	77	4,411
Virtus Investment Partners, Inc.	52	7,379
Waddell & Reed Financial, Inc., Class A	375	5,906
WisdomTree Investments, Inc.	863	3,228
		1,783,753
Chemicals — 2.5%
AdvanSix, Inc.(1)	50	636
Air Products and Chemicals, Inc.	499	145,838
Albemarle Corp.	439	39,953
Ashland Global Holdings, Inc.	147	10,832
Avient Corp.	71	1,812
Axalta Coating Systems Ltd.(1)	609	14,525
Balchem Corp.	73	7,132
Cabot Corp.	389	14,397
Celanese Corp.	517	52,295
CF Industries Holdings, Inc.	297	9,691
Chase Corp.	49	4,781
Chemours Co. (The)	1,147	23,697
Corteva, Inc.	1,532	43,739
Dow, Inc.	2,626	118,485
DuPont de Nemours, Inc.	1,089	60,723
Eastman Chemical Co.	599	43,793
Ecolab, Inc.	262	51,635
Ferro Corp.(1)	549	6,846
15

	Shares	Value
FMC Corp.	568	$60,696
GCP Applied Technologies, Inc.(1)	219	5,707
H.B. Fuller Co.	20	963
Hawkins, Inc.	100	5,022
Huntsman Corp.	1,053	22,766
Ingevity Corp.(1)	95	5,336
Innospec, Inc.	76	5,676
International Flavors & Fragrances, Inc.	102	12,627
Koppers Holdings, Inc.(1)	27	650
Kronos Worldwide, Inc.	305	3,809
Linde plc	716	178,814
Livent Corp.(1)	812	6,886
LyondellBasell Industries NV, Class A	1,108	72,552
Minerals Technologies, Inc.	116	5,887
Mosaic Co. (The)	698	12,725
NewMarket Corp.	54	20,114
Olin Corp.	606	6,817
Orion Engineered Carbons SA	472	5,735
PPG Industries, Inc.	363	43,705
Quaker Chemical Corp.	30	5,700
RPM International, Inc.	216	18,310
Scotts Miracle-Gro Co. (The)	41	6,910
Sensient Technologies Corp.	282	15,572
Sherwin-Williams Co. (The)	92	61,737
Stepan Co.	116	13,374
Tredegar Corp.	240	4,063
Trinseo SA	208	5,181
Tronox Holdings plc, Class A	641	5,743
Valvoline, Inc.	253	5,161
Westlake Chemical Corp.	174	10,322
WR Grace & Co.	181	7,369
		1,286,739
Commercial Services and Supplies — 0.7%
ACCO Brands Corp.	111	719
ADT, Inc.	111	1,182
Brady Corp., Class A	168	7,878
Brink's Co. (The)	93	4,497
Casella Waste Systems, Inc., Class A(1)	178	9,995
Cimpress plc(1)	8	742
Cintas Corp.	121	40,322
Clean Harbors, Inc.(1)	175	10,692
Copart, Inc.(1)	735	75,940
Covanta Holding Corp.	362	3,417
Deluxe Corp.	31	880
Ennis, Inc.	205	3,758
Healthcare Services Group, Inc.	219	4,555
Herman Miller, Inc.	216	5,147
HNI Corp.	287	9,141
IAA, Inc.(1)	127	6,645
Interface, Inc.	198	1,497
KAR Auction Services, Inc.	64	1,110
Kimball International, Inc., Class B	62	695
16

	Shares	Value
Knoll, Inc.	284	$3,655
McGrath RentCorp	85	5,641
MSA Safety, Inc.	70	8,817
Pitney Bowes, Inc.	207	1,136
Republic Services, Inc.	140	12,981
Rollins, Inc.	279	15,384
Steelcase, Inc., Class A	187	1,954
Stericycle, Inc.(1)	75	4,808
Team, Inc.(1)	2	13
Tetra Tech, Inc.	56	5,169
UniFirst Corp.	53	10,209
US Ecology, Inc.	18	668
Viad Corp.	16	343
VSE Corp.	101	2,932
Waste Connections, Inc.	327	32,710
Waste Management, Inc.	579	66,006
		361,238
Communications Equipment — 0.7%
ADTRAN, Inc.	351	3,892
Arista Networks, Inc.(1)	197	44,020
Ciena Corp.(1)	741	42,066
Cisco Systems, Inc.	3,468	146,419
CommScope Holding Co., Inc.(1)	269	2,771
Comtech Telecommunications Corp.	1	17
EchoStar Corp., Class A(1)	138	4,054
Extreme Networks, Inc.(1)	145	634
F5 Networks, Inc.(1)	221	29,245
InterDigital, Inc.	118	7,216
Juniper Networks, Inc.	507	12,675
Lumentum Holdings, Inc.(1)	363	31,218
Motorola Solutions, Inc.	132	20,427
NETGEAR, Inc.(1)	40	1,334
NetScout Systems, Inc.(1)	121	2,800
ViaSat, Inc.(1)	92	3,658
Viavi Solutions, Inc.(1)	472	6,294
		358,740
Construction and Engineering — 0.3%
AECOM(1)	294	11,616
Aegion Corp.(1)	37	599
Ameresco, Inc., Class A(1)	165	5,633
API Group Corp.(1)	273	3,860
Arcosa, Inc.	183	8,471
Argan, Inc.	63	2,667
Comfort Systems USA, Inc.	119	6,030
Dycom Industries, Inc.(1)	57	3,506
EMCOR Group, Inc.	149	11,176
Fluor Corp.	404	3,846
Granite Construction, Inc.	195	3,625
Great Lakes Dredge & Dock Corp.(1)	472	4,423
IES Holdings, Inc.(1)	104	2,998
Jacobs Engineering Group, Inc.	84	7,583
MasTec, Inc.(1)	280	12,939
17

	Shares	Value
MYR Group, Inc.(1)	159	$6,171
Northwest Pipe Co.(1)	29	821
Primoris Services Corp.	269	5,127
Quanta Services, Inc.	559	28,649
Sterling Construction Co., Inc.(1)	71	1,004
Tutor Perini Corp.(1)	360	4,518
Valmont Industries, Inc.	94	11,943
WillScot Mobile Mini Holdings Corp.(1)	779	13,944
		161,149
Construction Materials — 0.1%
Eagle Materials, Inc.	243	19,870
Martin Marietta Materials, Inc.	122	24,750
Summit Materials, Inc., Class A(1)	234	3,484
US Concrete, Inc.(1)	24	641
Vulcan Materials Co.	249	29,880
		78,625
Consumer Finance — 0.8%
Ally Financial, Inc.	1,166	26,678
American Express Co.	1,174	119,267
Capital One Financial Corp.	1,083	74,759
Credit Acceptance Corp.(1)	51	19,727
Discover Financial Services	891	47,294
Encore Capital Group, Inc.(1)	213	9,785
Enova International, Inc.(1)	44	752
FirstCash, Inc.	66	3,943
Green Dot Corp., Class A(1)	313	16,295
LendingClub Corp.(1)	282	1,503
LendingTree, Inc.(1)	12	3,707
Navient Corp.	793	7,208
Nelnet, Inc., Class A	88	5,763
OneMain Holdings, Inc.	348	10,120
Oportun Financial Corp.(1)	218	2,736
PRA Group, Inc.(1)	123	5,741
Santander Consumer USA Holdings, Inc.	476	8,192
SLM Corp.	2,214	16,915
Synchrony Financial	1,739	43,145
World Acceptance Corp.(1)	33	3,003
		426,533
Containers and Packaging — 0.7%
Amcor plc	914	10,109
AptarGroup, Inc.	303	35,872
Avery Dennison Corp.	368	42,464
Ball Corp.	492	39,542
Berry Global Group, Inc.(1)	133	6,855
Crown Holdings, Inc.(1)	225	17,291
Graphic Packaging Holding Co.	390	5,452
International Paper Co.	2,001	72,576
Myers Industries, Inc.	219	3,351
O-I Glass, Inc.	556	6,049
Packaging Corp. of America	521	52,746
Sealed Air Corp.	117	4,598
Silgan Holdings, Inc.	152	5,785
18

	Shares	Value
Sonoco Products Co.	413	$21,902
UFP Technologies, Inc.(1)	50	2,061
WestRock Co.	925	28,055
		354,708
Distributors — 0.3%
Core-Mark Holding Co., Inc.	222	7,419
Genuine Parts Co.	562	53,075
LKQ Corp.(1)	506	16,061
Pool Corp.	178	58,356
		134,911
Diversified Consumer Services — 0.2%
Adtalem Global Education, Inc.(1)	150	4,980
American Public Education, Inc.(1)	77	2,421
Bright Horizons Family Solutions, Inc.(1)	43	5,719
Chegg, Inc.(1)	96	7,079
Collectors Universe, Inc.	127	5,650
frontdoor, Inc.(1)	115	5,011
Graham Holdings Co., Class B	7	2,996
Grand Canyon Education, Inc.(1)	225	21,159
H&R Block, Inc.	87	1,262
K12, Inc.(1)	121	4,502
Laureate Education, Inc., Class A(1)	310	3,881
Perdoceo Education Corp.(1)	340	4,886
Service Corp. International	223	10,180
ServiceMaster Global Holdings, Inc.(1)	96	3,830
Strategic Education, Inc.	64	6,565
WW International, Inc.(1)	23	540
		90,661
Diversified Financial Services — 0.6%
Banco Latinoamericano de Comercio Exterior SA, E Shares	47	572
Berkshire Hathaway, Inc., Class B(1)	1,017	221,747
Cannae Holdings, Inc.(1)	312	11,772
Equitable Holdings, Inc.	1,502	31,827
Jefferies Financial Group, Inc.	348	6,104
Voya Financial, Inc.	271	14,068
		286,090
Diversified Telecommunication Services — 1.5%
Anterix, Inc.(1)	60	2,624
AT&T, Inc.	8,866	264,295
ATN International, Inc.	49	2,842
Bandwidth, Inc., Class A(1)	39	6,142
CenturyLink, Inc.	788	8,471
Cogent Communications Holdings, Inc.	50	3,363
Consolidated Communications Holdings, Inc.(1)	479	3,727
GCI Liberty, Inc., Class A(1)	210	16,964
Iridium Communications, Inc.(1)	496	13,893
Verizon Communications, Inc.	7,655	453,712
Vonage Holdings Corp.(1)	279	3,194
		779,227
Electric Utilities — 1.5%
ALLETE, Inc.	98	5,288
Alliant Energy Corp.	548	29,674
19

	Shares	Value
American Electric Power Co., Inc.	1,009	$79,539
Avangrid, Inc.	94	4,516
Duke Energy Corp.	759	60,978
Edison International	832	43,663
Entergy Corp.	534	52,941
Evergy, Inc.	657	34,966
Eversource Energy	139	11,914
Exelon Corp.	2,194	80,980
FirstEnergy Corp.	840	24,016
Hawaiian Electric Industries, Inc.	415	14,363
IDACORP, Inc.	86	7,731
MGE Energy, Inc.	65	4,224
NextEra Energy, Inc.	299	83,472
NRG Energy, Inc.	521	17,928
OGE Energy Corp.	260	8,284
Otter Tail Corp.	99	3,846
PG&E Corp.(1)	966	8,945
Pinnacle West Capital Corp.	209	15,330
PNM Resources, Inc.	273	11,925
Portland General Electric Co.	345	13,162
PPL Corp.	1,349	37,273
Southern Co. (The)	850	44,353
Xcel Energy, Inc.	1,097	76,214
		775,525
Electrical Equipment — 0.7%
Acuity Brands, Inc.	179	19,563
Allied Motion Technologies, Inc.	69	2,939
AMETEK, Inc.	309	31,116
Atkore International Group, Inc.(1)	240	6,415
AZZ, Inc.	132	4,584
Eaton Corp. plc	622	63,506
Emerson Electric Co.	1,055	73,291
Encore Wire Corp.	87	4,490
EnerSys	103	7,414
Generac Holdings, Inc.(1)	98	18,618
Hubbell, Inc.	79	11,449
nVent Electric plc	226	4,321
Regal Beloit Corp.	178	17,597
Rockwell Automation, Inc.	239	55,097
Sensata Technologies Holding plc(1)	141	5,871
Sunrun, Inc.(1)	235	13,290
Thermon Group Holdings, Inc.(1)	39	513
TPI Composites, Inc.(1)	321	9,858
Vertiv Holdings Co.(1)	294	4,772
Vicor Corp.(1)	59	5,135
		359,839
Electronic Equipment, Instruments and Components — 1.3%
Amphenol Corp., Class A	312	34,258
Arrow Electronics, Inc.(1)	425	33,388
Avnet, Inc.	497	13,672
Badger Meter, Inc.	152	9,377
Belden, Inc.	19	640
20

	Shares	Value
Benchmark Electronics, Inc.	57	$1,118
CDW Corp.	296	33,640
Cognex Corp.	310	21,449
Coherent, Inc.(1)	85	9,576
Corning, Inc.	2,994	97,185
CTS Corp.	37	773
Dolby Laboratories, Inc., Class A	147	10,268
ePlus, Inc.(1)	53	4,066
Fabrinet(1)	124	8,653
FARO Technologies, Inc.(1)	88	4,972
Flex Ltd.(1)	2,326	25,260
FLIR Systems, Inc.	255	9,409
II-VI, Inc.(1)	229	10,190
Insight Enterprises, Inc.(1)	88	5,263
IPG Photonics Corp.(1)	104	16,820
Itron, Inc.(1)	11	655
Jabil, Inc.	714	24,383
Keysight Technologies, Inc.(1)	406	39,999
Knowles Corp.(1)	279	4,202
Littelfuse, Inc.	74	13,382
Methode Electronics, Inc.	221	6,256
National Instruments Corp.	320	11,485
nLight, Inc.(1)	132	3,084
Novanta, Inc.(1)	75	8,038
OSI Systems, Inc.(1)	109	8,584
Plexus Corp.(1)	169	12,856
Rogers Corp.(1)	49	5,552
Sanmina Corp.(1)	449	12,707
ScanSource, Inc.(1)	128	3,160
SYNNEX Corp.	177	22,506
TE Connectivity Ltd.	816	78,826
Trimble, Inc.(1)	136	7,128
TTM Technologies, Inc.(1)	682	7,816
Vishay Intertechnology, Inc.	692	11,065
Zebra Technologies Corp., Class A(1)	75	21,490
		653,151
Energy Equipment and Services — 0.3%
Archrock, Inc.	844	5,537
Baker Hughes Co.	522	7,454
Cactus, Inc., Class A	266	5,876
ChampionX Corp.(1)	309	3,164
Core Laboratories NV	23	481
DMC Global, Inc.	21	744
Dril-Quip, Inc.(1)	125	4,141
Exterran Corp.(1)	201	925
Halliburton Co.	2,509	40,596
Helix Energy Solutions Group, Inc.(1)	155	555
Helmerich & Payne, Inc.	188	3,098
Liberty Oilfield Services, Inc., Class A	478	3,083
Matrix Service Co.(1)	1	9
Nabors Industries Ltd.	42	1,679
National Oilwell Varco, Inc.	1,219	14,628
21

	Shares	Value
NexTier Oilfield Solutions, Inc.(1)	193	$486
Oceaneering International, Inc.(1)	618	3,331
Patterson-UTI Energy, Inc.	362	1,394
ProPetro Holding Corp.(1)	579	3,636
Schlumberger NV	2,218	42,164
SEACOR Holdings, Inc.(1)	24	759
TechnipFMC plc	875	6,738
		150,478
Entertainment — 1.5%
Activision Blizzard, Inc.	867	72,412
Cinemark Holdings, Inc.	374	5,479
Electronic Arts, Inc.(1)	506	70,572
Eros International plc(1)	1,180	3,670
IMAX Corp.(1)	47	722
Liberty Media Corp.-Liberty Braves, Class C(1)	183	3,556
Liberty Media Corp.-Liberty Formula One, Class C(1)	247	9,628
Live Nation Entertainment, Inc.(1)	107	6,077
Madison Square Garden Entertainment Corp.(1)	108	8,118
Madison Square Garden Sports Corp., Class A(1)	45	7,380
Marcus Corp. (The)	31	486
Netflix, Inc.(1)	804	425,766
Roku, Inc.(1)	68	11,797
Take-Two Interactive Software, Inc.(1)	212	36,292
Walt Disney Co. (The)	892	117,628
World Wrestling Entertainment, Inc., Class A	67	2,953
Zynga, Inc., Class A(1)	962	8,716
		791,252
Food and Staples Retailing — 1.8%
Andersons, Inc. (The)	149	2,642
BJ's Wholesale Club Holdings, Inc.(1)	174	7,727
Casey's General Stores, Inc.	215	38,238
Costco Wholesale Corp.	843	293,077
Grocery Outlet Holding Corp.(1)	68	2,797
Ingles Markets, Inc., Class A	119	4,808
Kroger Co. (The)	3,635	129,697
Natural Grocers by Vitamin Cottage, Inc.	165	1,934
Performance Food Group Co.(1)	128	4,673
PriceSmart, Inc.	143	9,402
SpartanNash Co.	383	7,652
Sprouts Farmers Market, Inc.(1)	947	22,112
Sysco Corp.	524	31,513
United Natural Foods, Inc.(1)	510	9,206
US Foods Holding Corp.(1)	36	877
Village Super Market, Inc., Class A	118	3,002
Walgreens Boots Alliance, Inc.	1,866	70,945
Walmart, Inc.	1,949	270,619
Weis Markets, Inc.	88	4,332
		915,253
Food Products — 1.2%
Archer-Daniels-Midland Co.	1,109	49,639
B&G Foods, Inc.	309	9,622
Beyond Meat, Inc.(1)	36	4,891
22

	Shares	Value
Bunge Ltd.	523	$23,859
Cal-Maine Foods, Inc.(1)	107	4,129
Calavo Growers, Inc.	64	4,062
Campbell Soup Co.	309	16,256
Conagra Brands, Inc.	317	12,160
Darling Ingredients, Inc.(1)	823	26,311
Flowers Foods, Inc.	914	22,356
Fresh Del Monte Produce, Inc.	140	3,247
Freshpet, Inc.(1)	23	2,613
General Mills, Inc.	662	42,335
Hain Celestial Group, Inc. (The)(1)	272	8,919
Hershey Co. (The)	358	53,213
Hormel Foods Corp.	509	25,949
Hostess Brands, Inc.(1)	304	3,903
Ingredion, Inc.	347	27,913
J&J Snack Foods Corp.	26	3,535
J.M. Smucker Co. (The)	240	28,843
John B Sanfilippo & Son, Inc.	56	4,460
Kellogg Co.	365	25,882
Kraft Heinz Co. (The)	1,160	40,646
Lamb Weston Holdings, Inc.	403	25,329
Lancaster Colony Corp.	55	9,775
McCormick & Co., Inc.	80	16,496
Mondelez International, Inc., Class A	1,568	91,603
Pilgrim's Pride Corp.(1)	232	3,712
Post Holdings, Inc.(1)	42	3,697
Sanderson Farms, Inc.	41	4,795
Seaboard Corp.	1	2,683
Seneca Foods Corp., Class A(1)	72	3,410
Simply Good Foods Co. (The)(1)	222	5,517
TreeHouse Foods, Inc.(1)	20	856
Tyson Foods, Inc., Class A	336	21,101
		633,717
Gas Utilities — 0.2%
Atmos Energy Corp.	200	19,964
Chesapeake Utilities Corp.	12	982
National Fuel Gas Co.	436	19,899
New Jersey Resources Corp.	367	11,061
Northwest Natural Holding Co.	145	7,411
ONE Gas, Inc.	105	7,783
South Jersey Industries, Inc.	61	1,351
Southwest Gas Holdings, Inc.	144	9,053
Spire, Inc.	69	4,017
UGI Corp.	316	10,911
		92,432
Health Care Equipment and Supplies — 2.9%
Abbott Laboratories	1,423	155,776
ABIOMED, Inc.(1)	116	35,684
Align Technology, Inc.(1)	273	81,076
Atrion Corp.	6	3,790
Avanos Medical, Inc.(1)	137	4,439
Baxter International, Inc.	1,432	124,684
23

	Shares	Value
Becton Dickinson and Co.	173	$41,999
Boston Scientific Corp.(1)	1,461	59,930
Cardiovascular Systems, Inc.(1)	88	2,875
Cerus Corp.(1)	478	3,045
Cooper Cos., Inc. (The)	82	25,779
Danaher Corp.	414	85,479
DENTSPLY SIRONA, Inc.	367	16,467
DexCom, Inc.(1)	64	27,226
Edwards Lifesciences Corp.(1)	971	83,351
Envista Holdings Corp.(1)	223	5,350
Glaukos Corp.(1)	94	4,496
Globus Medical, Inc., Class A(1)	166	9,382
Haemonetics Corp.(1)	89	7,980
Hill-Rom Holdings, Inc.	72	6,753
Hologic, Inc.(1)	88	5,255
ICU Medical, Inc.(1)	45	9,011
IDEXX Laboratories, Inc.(1)	270	105,586
Inogen, Inc.(1)	69	2,086
Insulet Corp.(1)	103	22,480
Integer Holdings Corp.(1)	67	4,640
Integra LifeSciences Holdings Corp.(1)	169	8,077
Intuitive Surgical, Inc.(1)	138	100,856
iRhythm Technologies, Inc.(1)	28	6,165
Lantheus Holdings, Inc.(1)	271	3,637
LivaNova plc(1)	65	3,048
Masimo Corp.(1)	104	23,296
Medtronic plc	981	105,428
Meridian Bioscience, Inc.(1)	297	4,200
Merit Medical Systems, Inc.(1)	118	5,794
Natus Medical, Inc.(1)	189	3,432
Neogen Corp.(1)	91	6,934
Nevro Corp.(1)	37	5,089
Novocure Ltd.(1)	60	4,965
NuVasive, Inc.(1)	102	5,317
OraSure Technologies, Inc.(1)	227	2,660
Orthofix Medical, Inc.(1)	22	667
Penumbra, Inc.(1)	37	7,739
Quidel Corp.(1)	69	12,141
ResMed, Inc.	134	24,225
STERIS plc	140	22,350
Stryker Corp.	322	63,808
Surmodics, Inc.(1)	74	3,348
Tandem Diabetes Care, Inc.(1)	48	5,411
Teleflex, Inc.	33	12,967
Utah Medical Products, Inc.	36	2,957
Varex Imaging Corp.(1)	34	377
Varian Medical Systems, Inc.(1)	198	34,387
West Pharmaceutical Services, Inc.	172	48,841
Zimmer Biomet Holdings, Inc.	296	41,700
Zynex, Inc.(1)	136	2,013
		1,506,448
24

	Shares	Value
Health Care Providers and Services — 1.9%
Acadia Healthcare Co., Inc.(1)	103	$3,184
Addus HomeCare Corp.(1)	33	3,091
Amedisys, Inc.(1)	24	5,806
AmerisourceBergen Corp.	268	26,004
AMN Healthcare Services, Inc.(1)	88	4,738
Anthem, Inc.	433	121,898
BioTelemetry, Inc.(1)	56	2,216
Brookdale Senior Living, Inc.(1)	316	869
Cardinal Health, Inc.	625	31,725
Centene Corp.(1)	975	59,787
Chemed Corp.	35	18,099
Cigna Corp.	191	33,878
CorVel Corp.(1)	57	4,732
CVS Health Corp.	740	45,969
DaVita, Inc.(1)	52	4,512
Encompass Health Corp.	74	4,828
Ensign Group, Inc. (The)	336	19,669
Guardant Health, Inc.(1)	93	8,881
Hanger, Inc.(1)	173	3,418
HCA Healthcare, Inc.	141	19,136
HealthEquity, Inc.(1)	18	1,035
Henry Schein, Inc.(1)	243	16,145
Humana, Inc.	367	152,367
InfuSystem Holdings, Inc.(1)	278	4,045
Laboratory Corp. of America Holdings(1)	62	10,896
LHC Group, Inc.(1)	33	6,879
Magellan Health, Inc.(1)	56	4,226
McKesson Corp.	287	44,037
Molina Healthcare, Inc.(1)	312	57,711
National HealthCare Corp.	56	3,567
National Research Corp.	76	4,256
Owens & Minor, Inc.	446	7,395
Patterson Cos., Inc.	511	14,824
Pennant Group, Inc. (The)(1)	123	4,556
Premier, Inc., Class A	380	12,445
Providence Service Corp. (The)(1)	43	3,981
Quest Diagnostics, Inc.	54	6,007
Tenet Healthcare Corp.(1)	23	648
Triple-S Management Corp., Class B(1)	157	2,920
UnitedHealth Group, Inc.	587	183,467
Universal Health Services, Inc., Class B	216	23,836
		987,683
Health Care Technology — 0.4%
Allscripts Healthcare Solutions, Inc.(1)	78	696
Cerner Corp.	1,188	87,164
Change Healthcare, Inc.(1)	1,093	15,466
Evolent Health, Inc., Class A(1)	505	7,237
HealthStream, Inc.(1)	34	704
Inspire Medical Systems, Inc.(1)	42	5,017
Livongo Health, Inc.(1)	123	16,888
NextGen Healthcare, Inc.(1)	281	3,726
25

	Shares	Value
Omnicell, Inc.(1)	37	$2,467
Simulations Plus, Inc.	52	3,098
Teladoc Health, Inc.(1)	49	10,569
Veeva Systems, Inc., Class A(1)	169	47,704
		200,736
Hotels, Restaurants and Leisure — 1.5%
Aramark	74	2,039
BJ's Restaurants, Inc.	25	788
Bloomin' Brands, Inc.	64	918
Boyd Gaming Corp.	228	6,106
Brinker International, Inc.	23	1,036
Caesars Entertainment, Inc.(1)	510	23,358
Carnival Corp.	1,200	19,776
Cheesecake Factory, Inc. (The)	153	4,518
Chipotle Mexican Grill, Inc.(1)	89	116,615
Choice Hotels International, Inc.	10	993
Churchill Downs, Inc.	96	16,777
Chuy's Holdings, Inc.(1)	28	623
Cracker Barrel Old Country Store, Inc.	95	12,702
Darden Restaurants, Inc.	420	36,401
Dave & Buster's Entertainment, Inc.	24	399
Domino's Pizza, Inc.	43	17,585
Dunkin' Brands Group, Inc.	71	5,402
Extended Stay America, Inc.	1,154	14,414
Golden Entertainment, Inc.(1)	55	706
Hilton Grand Vacations, Inc.(1)	398	8,720
Hilton Worldwide Holdings, Inc.	126	11,385
Hyatt Hotels Corp., Class A	74	4,180
Jack in the Box, Inc.	49	4,037
Las Vegas Sands Corp.	876	44,422
Marriott International, Inc., Class A	319	32,828
Marriott Vacations Worldwide Corp.	8	757
McDonald's Corp.	469	100,141
MGM Resorts International	721	16,223
Norwegian Cruise Line Holdings Ltd.(1)	655	11,207
Papa John's International, Inc.	62	6,094
Penn National Gaming, Inc.(1)	966	49,363
Planet Fitness, Inc., Class A(1)	105	6,383
Playa Hotels & Resorts NV(1)	128	540
Red Robin Gourmet Burgers, Inc.(1)	1	11
Red Rock Resorts, Inc., Class A	429	7,325
Royal Caribbean Cruises Ltd.	502	34,558
Ruth's Hospitality Group, Inc.	42	432
SeaWorld Entertainment, Inc.(1)	273	5,569
Six Flags Entertainment Corp.	18	391
Starbucks Corp.	725	61,241
Texas Roadhouse, Inc.	415	26,141
Twin River Worldwide Holdings, Inc.	52	1,244
Vail Resorts, Inc.	48	10,448
Wendy's Co. (The)	255	5,340
Wingstop, Inc.	31	5,065
Wyndham Destinations, Inc.	21	609
26

	Shares	Value
Wyndham Hotels & Resorts, Inc.	18	$943
Wynn Resorts Ltd.	351	30,695
Yum! Brands, Inc.	226	21,662
		789,110
Household Durables — 1.0%
Beazer Homes USA, Inc.(1)	65	796
Cavco Industries, Inc.(1)	26	4,964
Century Communities, Inc.(1)	35	1,249
D.R. Horton, Inc.	1,097	78,293
Garmin Ltd.	263	27,249
Helen of Troy Ltd.(1)	60	12,409
Installed Building Products, Inc.(1)	71	6,164
iRobot Corp.(1)	143	10,586
KB Home	436	15,591
La-Z-Boy, Inc.	327	10,627
Leggett & Platt, Inc.	168	6,888
Lennar Corp., B Shares	63	3,736
Lennar Corp., Class A	646	48,334
LGI Homes, Inc.(1)	61	6,823
M.D.C. Holdings, Inc.	139	6,030
M/I Homes, Inc.(1)	29	1,234
Meritage Homes Corp.(1)	230	22,087
Mohawk Industries, Inc.(1)	197	18,189
Newell Brands, Inc.	1,040	16,619
NVR, Inc.(1)	17	70,862
PulteGroup, Inc.	982	43,787
Skyline Champion Corp.(1)	171	4,880
Sonos, Inc.(1)	536	7,542
Taylor Morrison Home Corp.(1)	611	14,377
Tempur Sealy International, Inc.(1)	126	10,778
Toll Brothers, Inc.	268	11,315
TopBuild Corp.(1)	38	5,844
TRI Pointe Group, Inc.(1)	633	10,685
Turtle Beach Corp.(1)	208	4,071
Universal Electronics, Inc.(1)	94	3,862
Whirlpool Corp.	283	50,295
		536,166
Household Products — 1.1%
Central Garden & Pet Co., Class A(1)	153	5,686
Church & Dwight Co., Inc.	351	33,636
Clorox Co. (The)	308	68,838
Colgate-Palmolive Co.	1,409	111,678
Energizer Holdings, Inc.	128	5,925
Kimberly-Clark Corp.	267	42,122
Procter & Gamble Co. (The)	1,919	265,455
Reynolds Consumer Products, Inc.	84	2,791
Spectrum Brands Holdings, Inc.	77	4,589
WD-40 Co.	43	8,788
		549,508
Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	2,719	48,262
Brookfield Renewable Corp., Class A	154	7,842
27

	Shares	Value
Clearway Energy, Inc., Class A	132	$3,188
Clearway Energy, Inc., Class C	187	4,770
NextEra Energy Partners LP	181	10,918
Ormat Technologies, Inc.	135	8,217
Sunnova Energy International, Inc.(1)	166	3,938
Vistra Corp.	2,381	45,787
		132,922
Industrial Conglomerates — 0.6%
3M Co.	756	123,243
Carlisle Cos., Inc.	99	12,964
General Electric Co.	4,554	28,872
Honeywell International, Inc.	652	107,939
Raven Industries, Inc.	29	721
Roper Technologies, Inc.	55	23,495
		297,234
Insurance — 2.6%
Aflac, Inc.	1,207	43,838
Alleghany Corp.	20	11,091
Allstate Corp. (The)	817	75,981
Ambac Financial Group, Inc.(1)	53	669
American Equity Investment Life Holding Co.	499	11,931
American Financial Group, Inc.	185	12,367
American International Group, Inc.	1,503	43,797
American National Group, Inc.	8	600
AMERISAFE, Inc.	104	6,940
Aon plc, Class A	290	57,997
Arch Capital Group Ltd.(1)	670	21,132
Argo Group International Holdings Ltd.	15	557
Arthur J. Gallagher & Co.	148	15,584
Assurant, Inc.	151	18,356
Assured Guaranty Ltd.	214	4,590
Athene Holding Ltd., Class A(1)	317	11,590
Axis Capital Holdings Ltd.	187	8,931
Brighthouse Financial, Inc.(1)	326	9,897
Brown & Brown, Inc.	100	4,640
Chubb Ltd.	516	64,500
Cincinnati Financial Corp.	303	24,061
CNA Financial Corp.	23	740
CNO Financial Group, Inc.	710	11,573
Employers Holdings, Inc.	102	3,323
Enstar Group Ltd.(1)	31	5,549
Erie Indemnity Co., Class A	109	23,265
Everest Re Group Ltd.	90	19,807
Fidelity National Financial, Inc.	845	27,741
First American Financial Corp.	471	24,760
Genworth Financial, Inc., Class A(1)	1,525	4,605
Globe Life, Inc.	304	25,074
Goosehead Insurance, Inc., Class A	43	4,419
Hanover Insurance Group, Inc. (The)	77	7,892
Hartford Financial Services Group, Inc. (The)	893	36,122
HCI Group, Inc.	51	2,791
Horace Mann Educators Corp.	264	10,312
28

	Shares	Value
James River Group Holdings Ltd.	157	$7,647
Kemper Corp.	210	16,309
Kinsale Capital Group, Inc.	61	12,641
Lincoln National Corp.	250	9,012
Loews Corp.	416	14,918
Markel Corp.(1)	23	24,997
Marsh & McLennan Cos., Inc.	334	38,380
MBIA, Inc.(1)	105	852
Mercury General Corp.	116	5,189
MetLife, Inc.	1,106	42,537
National General Holdings Corp.	272	9,262
National Western Life Group, Inc., Class A	6	1,320
Old Republic International Corp.	705	11,358
Palomar Holdings, Inc.(1)	19	2,135
Primerica, Inc.	272	33,959
Principal Financial Group, Inc.	783	32,972
ProAssurance Corp.	33	506
Progressive Corp. (The)	1,725	163,944
Prudential Financial, Inc.	536	36,325
Reinsurance Group of America, Inc.	71	6,509
RenaissanceRe Holdings Ltd.	103	18,925
RLI Corp.	126	11,818
Safety Insurance Group, Inc.	53	3,837
Selective Insurance Group, Inc.	197	11,783
Stewart Information Services Corp.	119	5,078
Third Point Reinsurance Ltd.(1)	591	5,059
Travelers Cos., Inc. (The)	919	106,641
United Fire Group, Inc.	6	151
Universal Insurance Holdings, Inc.	35	649
Unum Group	538	9,942
Watford Holdings Ltd.(1)	197	3,152
White Mountains Insurance Group Ltd.	8	7,131
Willis Towers Watson plc	81	16,648
WR Berkley Corp.	306	18,987
		1,347,595
Interactive Media and Services — 4.6%
Alphabet, Inc., Class A(1)	370	602,926
Alphabet, Inc., Class C(1)	365	596,476
ANGI Homeservices, Inc., Class A(1)	184	2,553
Cars.com, Inc.(1)	79	686
Facebook, Inc., Class A(1)	3,415	1,001,278
IAC/InterActiveCorp(1)	39	5,187
Match Group, Inc.(1)	236	26,356
Pinterest, Inc., Class A(1)	540	19,867
Snap, Inc., Class A(1)	1,063	24,013
TripAdvisor, Inc.	227	5,305
Twitter, Inc.(1)	1,154	46,829
Yelp, Inc.(1)	159	3,676
Zillow Group, Inc., Class A(1)	82	6,993
Zillow Group, Inc., Class C(1)	231	19,810
		2,361,955
29

	Shares	Value
Internet and Direct Marketing Retail — 4.5%
1-800-Flowers.com, Inc., Class A(1)	194	$5,806
Amazon.com, Inc.(1)	553	1,908,381
Booking Holdings, Inc.(1)	90	171,940
eBay, Inc.	1,343	73,569
Etsy, Inc.(1)	240	28,728
Expedia Group, Inc.	77	7,558
Grubhub, Inc.(1)	158	11,431
MercadoLibre, Inc.(1)	40	46,744
PetMed Express, Inc.	134	4,658
Qurate Retail, Inc., Series A(1)	432	4,774
Revolve Group, Inc.(1)	188	3,775
Shutterstock, Inc.	118	5,938
Stamps.com, Inc.(1)	41	10,223
Wayfair, Inc., Class A(1)	60	17,794
		2,301,319
IT Services — 4.5%
Accenture plc, Class A	1,248	299,433
Akamai Technologies, Inc.(1)	359	41,798
Alliance Data Systems Corp.	32	1,444
Amdocs Ltd.	188	11,511
Automatic Data Processing, Inc.	644	89,574
Black Knight, Inc.(1)	116	9,756
Booz Allen Hamilton Holding Corp.	172	15,146
Broadridge Financial Solutions, Inc.	255	35,037
CACI International, Inc., Class A(1)	15	3,513
Cardtronics plc, Class A(1)	24	521
Cass Information Systems, Inc.	18	705
Cognizant Technology Solutions Corp., Class A	1,662	111,121
CSG Systems International, Inc.	193	8,216
DXC Technology Co.	933	18,641
EPAM Systems, Inc.(1)	91	29,766
Euronet Worldwide, Inc.(1)	62	6,410
EVERTEC, Inc.	149	5,218
ExlService Holdings, Inc.(1)	77	4,904
Fastly, Inc., Class A(1)	96	8,913
Fidelity National Information Services, Inc.	270	40,730
Fiserv, Inc.(1)	216	21,509
FleetCor Technologies, Inc.(1)	65	16,344
Gartner, Inc.(1)	88	11,424
Genpact Ltd.	157	6,622
Global Payments, Inc.	272	48,041
GoDaddy, Inc., Class A(1)	238	19,916
International Business Machines Corp.	1,037	127,873
International Money Express, Inc.(1)	272	4,602
Jack Henry & Associates, Inc.	200	33,084
KBR, Inc.	416	10,396
Leidos Holdings, Inc.	119	10,768
Limelight Networks, Inc.(1)	363	2,058
LiveRamp Holdings, Inc.(1)	174	9,716
ManTech International Corp., Class A	42	3,144
MasterCard, Inc., Class A	1,236	442,723
30

	Shares	Value
MAXIMUS, Inc.	157	$12,175
MongoDB, Inc.(1)	31	7,248
NIC, Inc.	328	7,013
Okta, Inc.(1)	76	16,368
Paychex, Inc.	892	68,211
PayPal Holdings, Inc.(1)	1,063	217,001
Perspecta, Inc.	40	831
Sabre Corp.	579	4,047
Science Applications International Corp.	73	6,093
Square, Inc., Class A(1)	265	42,283
Switch, Inc., Class A	66	1,135
Sykes Enterprises, Inc.(1)	167	5,529
TTEC Holdings, Inc.	119	6,746
Tucows, Inc., Class A(1)	51	3,224
Twilio, Inc., Class A(1)	162	43,701
VeriSign, Inc.(1)	88	18,902
Virtusa Corp.(1)	23	909
Visa, Inc., Class A	1,666	353,175
Western Union Co. (The)	352	8,304
WEX, Inc.(1)	49	7,826
		2,341,298
Leisure Products — 0.3%
Acushnet Holdings Corp.	153	5,399
American Outdoor Brands, Inc.(1)	64	967
Brunswick Corp.	224	13,863
Callaway Golf Co.	250	5,215
Hasbro, Inc.	190	14,999
Johnson Outdoors, Inc., Class A	43	3,686
Malibu Boats, Inc., Class A(1)	168	8,711
MasterCraft Boat Holdings, Inc.(1)	188	3,931
Mattel, Inc.(1)	485	5,211
Peloton Interactive, Inc., Class A(1)	287	22,004
Polaris, Inc.	358	36,172
Smith & Wesson Brands, Inc.(1)	254	4,638
Sturm Ruger & Co., Inc.	94	6,661
Vista Outdoor, Inc.(1)	357	6,930
YETI Holdings, Inc.(1)	54	2,775
		141,162
Life Sciences Tools and Services — 0.9%
10X Genomics, Inc., Class A(1)	52	5,960
Adaptive Biotechnologies Corp.(1)	381	15,853
Agilent Technologies, Inc.	328	32,938
Avantor, Inc.(1)	343	7,742
Bio-Rad Laboratories, Inc., Class A(1)	46	23,395
Bio-Techne Corp.	68	17,371
Bruker Corp.	274	11,513
Charles River Laboratories International, Inc.(1)	76	16,640
Fluidigm Corp.(1)	380	2,983
Illumina, Inc.(1)	212	75,731
IQVIA Holdings, Inc.(1)	114	18,667
Luminex Corp.	105	2,802
Medpace Holdings, Inc.(1)	47	6,100
31

	Shares	Value
Mettler-Toledo International, Inc.(1)	78	$75,721
NeoGenomics, Inc.(1)	104	4,051
PerkinElmer, Inc.	47	5,533
PRA Health Sciences, Inc.(1)	50	5,346
Repligen Corp.(1)	77	11,928
Syneos Health, Inc.(1)	19	1,199
Thermo Fisher Scientific, Inc.	218	93,518
Waters Corp.(1)	45	9,732
		444,723
Machinery — 2.9%
AGCO Corp.	309	21,970
Alamo Group, Inc.	41	4,547
Albany International Corp., Class A	153	7,941
Allison Transmission Holdings, Inc.	251	9,003
Altra Industrial Motion Corp.	163	6,365
Astec Industries, Inc.	125	6,590
Barnes Group, Inc.	102	4,039
Caterpillar, Inc.	1,540	219,157
Chart Industries, Inc.(1)	132	8,675
CIRCOR International, Inc.(1)	18	534
Colfax Corp.(1)	94	3,128
Columbus McKinnon Corp.	129	4,692
Crane Co.	19	1,074
Cummins, Inc.	583	120,827
Deere & Co.	1,025	215,312
Donaldson Co., Inc.	692	34,849
Douglas Dynamics, Inc.	99	3,801
Dover Corp.	136	14,938
Enerpac Tool Group Corp.	189	3,931
EnPro Industries, Inc.	113	6,613
ESCO Technologies, Inc.	68	6,115
Evoqua Water Technologies Corp.(1)	222	4,542
Federal Signal Corp.	138	4,433
Flowserve Corp.	387	11,486
Fortive Corp.	167	12,042
Franklin Electric Co., Inc.	226	13,415
Gorman-Rupp Co. (The)	133	4,249
Graco, Inc.	789	45,778
Greenbrier Cos., Inc. (The)	114	3,100
Helios Technologies, Inc.	112	4,604
IDEX Corp.	100	18,023
Illinois Tool Works, Inc.	489	96,602
Ingersoll Rand, Inc.(1)	662	23,210
ITT, Inc.	395	24,810
John Bean Technologies Corp.	17	1,743
Kadant, Inc.	50	5,822
Kennametal, Inc.	521	15,119
Lincoln Electric Holdings, Inc.	324	31,334
Lindsay Corp.	30	2,998
Manitowoc Co., Inc. (The)(1)	304	2,864
Meritor, Inc.(1)	244	5,553
Middleby Corp. (The)(1)	60	5,874
32

	Shares	Value
Miller Industries, Inc.	27	$847
Mueller Industries, Inc.	354	10,514
Mueller Water Products, Inc., Class A	610	6,588
Nordson Corp.	58	10,816
Oshkosh Corp.	318	24,489
Otis Worldwide Corp.	840	52,836
PACCAR, Inc.	1,340	115,026
Parker-Hannifin Corp.	99	20,395
Pentair plc	138	6,229
Proto Labs, Inc.(1)	71	10,437
RBC Bearings, Inc.(1)	59	7,790
Rexnord Corp.	160	4,634
Shyft Group, Inc. (The)	277	5,532
Snap-on, Inc.	243	36,030
SPX Corp.(1)	21	878
SPX FLOW, Inc.(1)	156	6,783
Standex International Corp.	69	3,991
Stanley Black & Decker, Inc.	102	16,453
Tennant Co.	15	997
Terex Corp.	110	2,153
Timken Co. (The)	399	21,622
Toro Co. (The)	202	15,207
TriMas Corp.(1)	158	3,994
Trinity Industries, Inc.	481	9,846
Wabash National Corp.	397	4,847
Watts Water Technologies, Inc., Class A	51	4,883
Welbilt, Inc.(1)	90	664
Westinghouse Air Brake Technologies Corp.	500	33,275
Woodward, Inc.	92	7,884
Xylem, Inc.	219	17,559
		1,504,901
Marine†
Costamare, Inc.	92	465
Kirby Corp.(1)	99	4,202
Matson, Inc.	322	12,902
		17,569
Media — 1.0%
Altice USA, Inc., Class A(1)	620	17,100
AMC Networks, Inc., Class A(1)	21	510
Cable One, Inc.	22	40,487
Charter Communications, Inc., Class A(1)	104	64,023
Comcast Corp., Class A	5,484	245,738
Discovery, Inc., Class A(1)	31	684
Discovery, Inc., Class C(1)	196	3,914
DISH Network Corp., Class A(1)	830	29,482
Fox Corp., Class A	601	16,744
Fox Corp., Class B	258	7,172
Interpublic Group of Cos., Inc. (The)	538	9,555
John Wiley & Sons, Inc., Class A	69	2,184
Liberty Broadband Corp., Class A(1)	32	4,422
Liberty Broadband Corp., Class C(1)	244	34,182
Liberty Media Corp.-Liberty SiriusXM, Class C(1)	25	900
33

	Shares	Value
Liberty Media Corp.-Liberty SiriusXM, Class A(1)	20	$726
New York Times Co. (The), Class A	308	13,346
News Corp., Class A	939	14,198
News Corp., Class B	76	1,145
Nexstar Media Group, Inc., Class A	64	6,145
Omnicom Group, Inc.	222	12,008
Scholastic Corp.	27	607
Sirius XM Holdings, Inc.	772	4,532
TechTarget, Inc.(1)	102	4,047
TEGNA, Inc.	52	651
ViacomCBS, Inc., Class B	254	7,074
		541,576
Metals and Mining — 0.8%
Alcoa Corp.(1)	1,115	16,301
Allegheny Technologies, Inc.(1)	473	3,940
Arconic Corp.(1)	564	12,549
Carpenter Technology Corp.	35	736
Century Aluminum Co.(1)	451	4,451
Cleveland-Cliffs, Inc.	2,702	17,779
Coeur Mining, Inc.(1)	817	6,912
Commercial Metals Co.	772	16,112
Compass Minerals International, Inc.	174	9,906
Freeport-McMoRan, Inc.	3,303	51,560
Haynes International, Inc.	22	412
Hecla Mining Co.	1,911	11,504
Kaiser Aluminum Corp.	68	4,371
Materion Corp.	76	4,149
Newmont Corp.	1,471	98,969
Nucor Corp.	1,378	62,644
Reliance Steel & Aluminum Co.	304	31,881
Royal Gold, Inc.	172	23,447
Schnitzer Steel Industries, Inc., Class A	245	4,836
Steel Dynamics, Inc.	1,092	32,236
United States Steel Corp.	1,247	9,764
Warrior Met Coal, Inc.	343	5,306
Worthington Industries, Inc.	178	7,392
		437,157
Multi-Utilities — 0.9%
Ameren Corp.	730	57,750
Avista Corp.	150	5,529
Black Hills Corp.	62	3,477
CenterPoint Energy, Inc.	611	12,263
CMS Energy Corp.	695	42,041
Consolidated Edison, Inc.	569	40,592
Dominion Energy, Inc.	1,247	97,815
DTE Energy Co.	449	53,283
MDU Resources Group, Inc.	461	10,889
NiSource, Inc.	1,057	23,423
NorthWestern Corp.	73	3,770
Public Service Enterprise Group, Inc.	1,138	59,449
Sempra Energy	355	43,896
Unitil Corp.	82	3,460
34

	Shares	Value
WEC Energy Group, Inc.	165	$15,523
		473,160
Multiline Retail — 0.9%
Big Lots, Inc.	345	16,267
Dillard's, Inc., Class A	1	30
Dollar General Corp.	478	96,499
Dollar Tree, Inc.(1)	922	88,761
Kohl's Corp.	566	12,090
Macy's, Inc.	520	3,624
Nordstrom, Inc.	456	7,296
Ollie's Bargain Outlet Holdings, Inc.(1)	135	12,898
Target Corp.	1,466	221,674
		459,139
Oil, Gas and Consumable Fuels — 2.7%
Antero Midstream Corp.	1,690	11,441
Antero Resources Corp.(1)	953	3,069
Apache Corp.	1,396	20,661
Arch Resources, Inc.	99	3,729
Berry Corp.	97	382
Bonanza Creek Energy, Inc.(1)	162	3,246
Brigham Minerals, Inc., Class A	234	2,764
Cabot Oil & Gas Corp.	2,830	53,685
Cheniere Energy, Inc.(1)	208	10,826
Chevron Corp.	3,032	254,476
Cimarex Energy Co.	443	12,307
CNX Resources Corp.(1)	1,161	12,725
Comstock Resources, Inc.(1)	789	4,545
Concho Resources, Inc.	424	22,039
ConocoPhillips	2,294	86,920
Contango Oil & Gas Co.(1)	709	1,149
Continental Resources, Inc.	137	2,354
CVR Energy, Inc.	183	3,054
Devon Energy Corp.	1,238	13,457
DHT Holdings, Inc.	468	2,476
Diamond S Shipping, Inc.(1)	70	573
Diamondback Energy, Inc.	360	14,026
Dorian LPG Ltd.(1)	70	591
EnLink Midstream LLC(1)	1,137	3,400
EOG Resources, Inc.	1,370	62,116
EQT Corp.	2,009	31,883
Equitrans Midstream Corp.	437	4,492
Exxon Mobil Corp.	3,828	152,890
Green Plains, Inc.(1)	66	883
Hess Corp.	1,165	53,637
HollyFrontier Corp.	587	14,012
International Seaways, Inc.	38	644
Kinder Morgan, Inc.	2,070	28,607
Kosmos Energy Ltd.	2,198	3,231
Magnolia Oil & Gas Corp., Class A(1)	271	1,745
Marathon Oil Corp.	2,440	12,883
Marathon Petroleum Corp.	1,239	43,935
Matador Resources Co.(1)	554	5,390
35

	Shares	Value
Murphy Oil Corp.	500	$6,870
Noble Energy, Inc.	1,373	13,661
Nordic American Tankers Ltd.	931	4,059
Occidental Petroleum Corp.	2,212	28,181
ONEOK, Inc.	1,077	29,596
Ovintiv, Inc.	907	10,050
Par Pacific Holdings, Inc.(1)	61	529
Parsley Energy, Inc., Class A	772	8,299
PBF Energy, Inc., Class A	517	4,426
PDC Energy, Inc.(1)	404	6,117
Peabody Energy Corp.	4	10
Phillips 66	1,080	63,148
Pioneer Natural Resources Co.	453	47,080
Range Resources Corp.	2,015	15,032
Renewable Energy Group, Inc.(1)	155	5,182
Scorpio Tankers, Inc.	36	426
SFL Corp. Ltd.	382	3,354
SM Energy Co.	628	1,526
Southwestern Energy Co.(1)	4,270	11,871
Talos Energy, Inc.(1)	2	15
Targa Resources Corp.	427	7,263
Teekay Corp.(1)	209	533
Teekay Tankers Ltd., Class A(1)	2	25
Valero Energy Corp.	1,109	58,322
Williams Cos., Inc. (The)	3,757	77,995
World Fuel Services Corp.	40	1,056
WPX Energy, Inc.(1)	1,777	9,880
		1,374,749
Paper and Forest Products — 0.1%
Boise Cascade Co.	274	12,549
Clearwater Paper Corp.(1)	102	3,433
Domtar Corp.	273	7,786
Louisiana-Pacific Corp.	255	8,400
Mercer International, Inc.	465	3,897
Neenah, Inc.	89	3,941
P.H. Glatfelter Co.	55	824
Schweitzer-Mauduit International, Inc.	238	7,219
Verso Corp., Class A	280	3,671
		51,720
Personal Products — 0.3%
BellRing Brands, Inc., Class A(1)	86	1,672
Coty, Inc., Class A	226	809
Edgewell Personal Care Co.(1)	155	4,450
elf Beauty, Inc.(1)	178	3,476
Estee Lauder Cos., Inc. (The), Class A	441	97,779
Herbalife Nutrition Ltd.(1)	154	7,569
Inter Parfums, Inc.	14	625
Medifast, Inc.	115	18,713
Nu Skin Enterprises, Inc., Class A	401	18,955
USANA Health Sciences, Inc.(1)	104	8,155
		162,203
36

	Shares	Value
Pharmaceuticals — 3.5%
Amneal Pharmaceuticals, Inc.(1)	658	$2,704
Amphastar Pharmaceuticals, Inc.(1)	157	3,200
ANI Pharmaceuticals, Inc.(1)	16	502
Bristol-Myers Squibb Co.	3,070	190,954
Catalent, Inc.(1)	140	12,950
Corcept Therapeutics, Inc.(1)	728	9,246
Elanco Animal Health, Inc.(1)	826	24,003
Eli Lilly & Co.	1,477	219,172
Evofem Biosciences, Inc.(1)	87	289
Horizon Therapeutics plc(1)	508	38,161
Innoviva, Inc.(1)	449	5,258
Intra-Cellular Therapies, Inc.(1)	66	1,202
Jazz Pharmaceuticals plc(1)	185	24,862
Johnson & Johnson	3,890	596,765
Lannett Co., Inc.(1)	110	579
Merck & Co., Inc.	3,487	297,336
Mylan NV(1)	1,813	29,697
MyoKardia, Inc.(1)	95	10,397
Nektar Therapeutics(1)	498	9,631
Perrigo Co. plc	312	16,318
Pfizer, Inc.	3,963	149,762
Phibro Animal Health Corp., Class A	137	2,940
Prestige Consumer Healthcare, Inc.(1)	211	7,687
Reata Pharmaceuticals, Inc., Class A(1)	1	105
Revance Therapeutics, Inc.(1)	61	1,783
Supernus Pharmaceuticals, Inc.(1)	333	7,323
Theravance Biopharma, Inc.(1)	88	1,613
Zoetis, Inc.	776	124,237
Zogenix, Inc.(1)	21	497
		1,789,173
Professional Services — 0.5%
ASGN, Inc.(1)	52	3,732
Barrett Business Services, Inc.	11	633
CoreLogic, Inc.	115	7,636
CoStar Group, Inc.(1)	29	24,609
CRA International, Inc.	19	808
Equifax, Inc.	81	13,630
Exponent, Inc.	150	12,068
FTI Consulting, Inc.(1)	60	6,886
Heidrick & Struggles International, Inc.	139	3,007
ICF International, Inc.	43	2,937
IHS Markit Ltd.	195	15,584
Insperity, Inc.	120	8,084
Kelly Services, Inc., Class A	46	874
Kforce, Inc.	132	4,533
Korn Ferry	193	5,886
ManpowerGroup, Inc.	236	17,301
Nielsen Holdings plc	284	4,339
Robert Half International, Inc.	593	31,548
TransUnion	179	15,523
TriNet Group, Inc.(1)	277	18,792
37

	Shares	Value
TrueBlue, Inc.(1)	43	$728
Verisk Analytics, Inc.	222	41,441
		240,579
Real Estate Management and Development — 0.2%
CBRE Group, Inc., Class A(1)	934	43,926
Cushman & Wakefield plc(1)	257	2,984
FRP Holdings, Inc.(1)	20	821
Howard Hughes Corp. (The)(1)	89	5,261
Jones Lang LaSalle, Inc.	76	7,831
Kennedy-Wilson Holdings, Inc.	249	3,558
Marcus & Millichap, Inc.(1)	133	3,752
Newmark Group, Inc., Class A	91	403
RE/MAX Holdings, Inc., Class A	151	5,306
Redfin Corp.(1)	167	7,944
RMR Group, Inc. (The), Class A	21	593
St. Joe Co. (The)(1)	156	3,621
		86,000
Road and Rail — 2.1%
AMERCO	48	17,035
ArcBest Corp.	201	6,798
Avis Budget Group, Inc.(1)	174	5,935
Covenant Logistics Group, Inc., Class A(1)	158	2,896
CSX Corp.	2,346	179,375
Heartland Express, Inc.	232	4,799
J.B. Hunt Transport Services, Inc.	435	61,135
Kansas City Southern	371	67,537
Knight-Swift Transportation Holdings, Inc.	428	19,457
Landstar System, Inc.	221	29,413
Lyft, Inc., Class A(1)	304	9,020
Marten Transport Ltd.	469	8,517
Norfolk Southern Corp.	721	153,234
Old Dominion Freight Line, Inc.	473	95,631
Ryder System, Inc.	411	16,810
Saia, Inc.(1)	189	25,364
Schneider National, Inc., Class B	267	7,225
Uber Technologies, Inc.(1)	1,312	44,122
Union Pacific Corp.	1,513	291,162
US Xpress Enterprises, Inc., Class A(1)	274	2,622
Werner Enterprises, Inc.	423	19,462
		1,067,549
Semiconductors and Semiconductor Equipment — 5.0%
Advanced Micro Devices, Inc.(1)	847	76,925
Ambarella, Inc.(1)	19	1,001
Amkor Technology, Inc.(1)	485	5,915
Analog Devices, Inc.	210	24,545
Applied Materials, Inc.	2,339	144,082
Axcelis Technologies, Inc.(1)	46	1,087
Broadcom, Inc.	286	99,285
Brooks Automation, Inc.	199	10,274
Cabot Microelectronics Corp.	83	12,640
CEVA, Inc.(1)	78	3,296
Cirrus Logic, Inc.(1)	153	9,270
38

	Shares	Value
Cohu, Inc.	70	$1,204
Cree, Inc.(1)	315	19,877
Diodes, Inc.(1)	201	9,821
Enphase Energy, Inc.(1)	297	22,937
Entegris, Inc.	203	13,579
First Solar, Inc.(1)	342	26,194
FormFactor, Inc.(1)	55	1,437
Ichor Holdings Ltd.(1)	32	805
Inphi Corp.(1)	46	5,243
Intel Corp.	8,012	408,211
KLA Corp.	241	49,439
Kulicke & Soffa Industries, Inc.	162	3,885
Lam Research Corp.	425	142,944
Lattice Semiconductor Corp.(1)	52	1,487
Marvell Technology Group Ltd.	1,013	39,284
Maxim Integrated Products, Inc.	1,014	69,398
MaxLinear, Inc.(1)	215	5,235
Microchip Technology, Inc.	159	17,442
Micron Technology, Inc.(1)	3,003	136,667
MKS Instruments, Inc.	105	12,551
Monolithic Power Systems, Inc.	86	22,973
NVIDIA Corp.	668	357,367
NXP Semiconductors NV	376	47,286
ON Semiconductor Corp.(1)	1,484	31,713
Onto Innovation, Inc.(1)	175	5,467
PDF Solutions, Inc.(1)	158	3,271
Photronics, Inc.(1)	344	3,450
Power Integrations, Inc.	166	9,291
Qorvo, Inc.(1)	273	35,018
QUALCOMM, Inc.	683	81,345
Rambus, Inc.(1)	310	4,163
Semtech Corp.(1)	111	6,510
Silicon Laboratories, Inc.(1)	54	5,530
Skyworks Solutions, Inc.	586	84,882
SMART Global Holdings, Inc.(1)	156	3,931
SolarEdge Technologies, Inc.(1)	177	39,144
Synaptics, Inc.(1)	197	16,810
Teradyne, Inc.	719	61,093
Texas Instruments, Inc.	1,816	258,144
Ultra Clean Holdings, Inc.(1)	244	5,983
Universal Display Corp.	83	14,567
Veeco Instruments, Inc.(1)	260	3,091
Xilinx, Inc.	756	78,745
		2,555,734
Software — 6.7%
ACI Worldwide, Inc.(1)	88	2,585
Adobe, Inc.(1)	419	215,110
Alteryx, Inc., Class A(1)	36	4,350
American Software, Inc., Class A	149	2,110
Anaplan, Inc.(1)	81	4,961
ANSYS, Inc.(1)	56	18,985
Appfolio, Inc., Class A(1)	12	2,016
39

	Shares	Value
Aspen Technology, Inc.(1)	224	$28,455
Autodesk, Inc.(1)	184	45,209
Avalara, Inc.(1)	80	10,593
Blackbaud, Inc.	48	3,065
Blackline, Inc.(1)	37	3,233
Bottomline Technologies de, Inc.(1)	113	5,382
Cadence Design Systems, Inc.(1)	522	57,895
CDK Global, Inc.	109	5,082
Ceridian HCM Holding, Inc.(1)	67	5,328
Citrix Systems, Inc.	238	34,558
Cloudera, Inc.(1)	435	5,746
Cloudflare, Inc., Class A(1)	189	7,231
CommVault Systems, Inc.(1)	112	4,842
Cornerstone OnDemand, Inc.(1)	81	2,857
Coupa Software, Inc.(1)	40	13,110
Crowdstrike Holdings, Inc., Class A(1)	161	20,242
Datadog, Inc., Class A(1)	145	12,115
Digital Turbine, Inc.(1)	276	6,676
DocuSign, Inc.(1)	111	24,753
Dropbox, Inc., Class A(1)	548	11,601
Dynatrace, Inc.(1)	102	4,511
Elastic NV(1)	33	3,583
Envestnet, Inc.(1)	56	4,647
Everbridge, Inc.(1)	22	3,269
Fair Isaac Corp.(1)	67	28,193
Five9, Inc.(1)	51	6,499
Fortinet, Inc.(1)	587	77,487
Guidewire Software, Inc.(1)	131	14,713
HubSpot, Inc.(1)	61	18,280
Intuit, Inc.	335	115,706
j2 Global, Inc.(1)	56	3,919
Manhattan Associates, Inc.(1)	295	28,689
Medallia, Inc.(1)	100	3,619
Microsoft Corp.	8,122	1,831,755
MicroStrategy, Inc., Class A(1)	6	867
Mimecast Ltd.(1)	111	5,466
Mitek Systems, Inc.(1)	300	3,807
New Relic, Inc.(1)	81	4,976
NortonLifeLock, Inc.	1,682	39,561
Nuance Communications, Inc.(1)	66	1,977
Nutanix, Inc., Class A(1)	186	5,340
OneSpan, Inc.(1)	120	2,586
Oracle Corp. (New York)	2,068	118,331
Palo Alto Networks, Inc.(1)	109	28,058
Paycom Software, Inc.(1)	85	25,454
Paylocity Holding Corp.(1)	100	14,725
Pegasystems, Inc.	43	5,524
Ping Identity Holding Corp.(1)	116	3,998
Progress Software Corp.	99	3,751
Proofpoint, Inc.(1)	38	4,167
PTC, Inc.(1)	65	5,942
Q2 Holdings, Inc.(1)	13	1,265
40

	Shares	Value
Qualys, Inc.(1)	116	$12,312
RealPage, Inc.(1)	76	4,759
RingCentral, Inc., Class A(1)	52	15,120
salesforce.com, Inc.(1)	525	143,141
ServiceNow, Inc.(1)	185	89,174
ShotSpotter, Inc.(1)	76	2,277
Slack Technologies, Inc., Class A(1)	459	15,074
Smartsheet, Inc., Class A(1)	104	5,671
Splunk, Inc.(1)	87	19,082
SS&C Technologies Holdings, Inc.	131	8,347
Synopsys, Inc.(1)	147	32,531
Teradata Corp.(1)	38	925
Trade Desk, Inc. (The), Class A(1)	32	15,402
Tyler Technologies, Inc.(1)	37	12,776
VMware, Inc., Class A(1)	80	11,555
Workday, Inc., Class A(1)	93	22,293
Xperi Holding Corp.	52	652
Zendesk, Inc.(1)	62	5,976
Zoom Video Communications, Inc., Class A(1)	152	49,415
Zscaler, Inc.(1)	44	6,307
		3,451,544
Specialty Retail — 3.3%
Aaron's, Inc.	145	8,104
Abercrombie & Fitch Co., Class A	332	4,319
Advance Auto Parts, Inc.	324	50,644
American Eagle Outfitters, Inc.	1,022	12,887
Asbury Automotive Group, Inc.(1)	105	11,108
At Home Group, Inc.(1)	539	10,300
AutoNation, Inc.(1)	462	26,269
AutoZone, Inc.(1)	19	22,730
Bed Bath & Beyond, Inc.	499	6,078
Best Buy Co., Inc.	1,031	114,348
Boot Barn Holdings, Inc.(1)	25	706
Buckle, Inc. (The)	211	3,954
Burlington Stores, Inc.(1)	306	60,261
Caleres, Inc.	55	430
CarMax, Inc.(1)	727	77,738
Carvana Co.(1)	50	10,798
Cato Corp. (The), Class A	52	416
Designer Brands, Inc., Class A	104	733
Dick's Sporting Goods, Inc.	404	21,864
Five Below, Inc.(1)	137	14,995
Floor & Decor Holdings, Inc., Class A(1)	217	15,893
Foot Locker, Inc.	535	16,227
Gap, Inc. (The)	1,052	18,294
Genesco, Inc.(1)	1	20
Group 1 Automotive, Inc.	69	5,964
Guess?, Inc.	55	632
Haverty Furniture Cos., Inc.	49	1,035
Hibbett Sports, Inc.(1)	185	6,173
Home Depot, Inc. (The)	641	182,711
Hudson Ltd., Class A(1)	56	422
41

	Shares	Value
L Brands, Inc.	285	$8,379
Lithia Motors, Inc., Class A	120	29,875
Lowe's Cos., Inc.	1,582	260,540
Lumber Liquidators Holdings, Inc.(1)	214	5,134
MarineMax, Inc.(1)	148	4,353
Monro, Inc.	56	2,581
Murphy USA, Inc.(1)	167	22,522
National Vision Holdings, Inc.(1)	114	4,283
O'Reilly Automotive, Inc.(1)	206	95,920
ODP Corp. (The)	348	8,136
Penske Automotive Group, Inc.	95	4,481
Rent-A-Center, Inc.	196	6,017
RH(1)	63	20,825
Ross Stores, Inc.	1,080	98,366
Sally Beauty Holdings, Inc.(1)	407	4,542
Shoe Carnival, Inc.	27	888
Signet Jewelers Ltd.	404	6,977
Sonic Automotive, Inc., Class A	143	6,043
Sportsman's Warehouse Holdings, Inc.(1)	496	7,785
TJX Cos., Inc. (The)	3,303	180,971
Tractor Supply Co.	617	91,828
Ulta Beauty, Inc.(1)	262	60,831
Urban Outfitters, Inc.(1)	279	6,568
Williams-Sonoma, Inc.	502	44,056
Winmark Corp.	24	3,707
Zumiez, Inc.(1)	144	3,698
		1,695,359
Technology Hardware, Storage and Peripherals — 5.4%
3D Systems Corp.(1)	118	648
Apple, Inc.	20,592	2,657,192
Dell Technologies, Inc., Class C(1)	199	13,150
Hewlett Packard Enterprise Co.	341	3,297
HP, Inc.	1,076	21,036
NCR Corp.(1)	106	2,166
NetApp, Inc.	405	19,193
Pure Storage, Inc., Class A(1)	489	7,462
Seagate Technology plc	920	44,151
Stratasys Ltd.(1)	65	966
Super Micro Computer, Inc.(1)	118	3,232
Western Digital Corp.	138	5,302
Xerox Holdings Corp.	779	14,692
		2,792,487
Textiles, Apparel and Luxury Goods — 1.2%
Capri Holdings Ltd.(1)	332	5,259
Carter's, Inc.	178	14,172
Columbia Sportswear Co.	107	9,156
Crocs, Inc.(1)	427	17,042
Deckers Outdoor Corp.(1)	162	33,027
G-III Apparel Group Ltd.(1)	88	973
Hanesbrands, Inc.	1,150	17,584
Kontoor Brands, Inc.	143	3,160
Levi Strauss & Co., Class A	279	3,437
42

	Shares	Value
lululemon athletica, Inc.(1)	351	$131,860
NIKE, Inc., Class B	2,419	270,662
Oxford Industries, Inc.	78	3,863
PVH Corp.	167	9,312
Ralph Lauren Corp.	124	8,535
Skechers USA, Inc., Class A(1)	234	6,985
Steven Madden Ltd.	211	4,465
Tapestry, Inc.	1,097	16,159
Under Armour, Inc., Class A(1)	728	7,142
Under Armour, Inc., Class C(1)	297	2,628
VF Corp.	933	61,345
Wolverine World Wide, Inc.	305	7,619
		634,385
Thrifts and Mortgage Finance — 0.3%
Axos Financial, Inc.(1)	284	7,038
Columbia Financial, Inc.(1)	177	1,889
Essent Group Ltd.	386	13,780
Federal Agricultural Mortgage Corp., Class C	74	5,043
Flagstar Bancorp, Inc.	172	5,404
HomeStreet, Inc.	153	4,188
Kearny Financial Corp.	70	543
Merchants Bancorp	148	3,016
Meridian Bancorp, Inc.	49	570
Meta Financial Group, Inc.	155	2,988
MGIC Investment Corp.	1,489	13,654
Mr. Cooper Group, Inc.(1)	541	9,914
New York Community Bancorp, Inc.	1,364	12,344
NMI Holdings, Inc., Class A(1)	312	5,351
Northfield Bancorp, Inc.	59	570
Northwest Bancshares, Inc.	378	3,822
PennyMac Financial Services, Inc.	336	17,714
Premier Financial Corp.	66	1,206
Provident Financial Services, Inc.	42	554
Radian Group, Inc.	541	8,353
TFS Financial Corp.	68	1,051
TrustCo Bank Corp. NY	113	673
Walker & Dunlop, Inc.	163	8,929
Washington Federal, Inc.	156	3,658
Waterstone Financial, Inc.	149	2,308
WSFS Financial Corp.	154	4,512
		139,072
Trading Companies and Distributors — 0.7%
Air Lease Corp.	475	14,763
Applied Industrial Technologies, Inc.	194	11,681
BMC Stock Holdings, Inc.(1)	390	15,569
CAI International, Inc.(1)	171	3,729
Fastenal Co.	2,152	105,147
GATX Corp.	222	14,847
GMS, Inc.(1)	167	4,424
H&E Equipment Services, Inc.	215	4,356
HD Supply Holdings, Inc.(1)	171	6,782
Herc Holdings, Inc.(1)	149	6,101
43

	Shares	Value
MRC Global, Inc.(1)	76	$432
MSC Industrial Direct Co., Inc., Class A	244	16,079
NOW, Inc.(1)	598	4,347
Rush Enterprises, Inc., Class A	209	10,099
SiteOne Landscape Supply, Inc.(1)	123	15,381
Systemax, Inc.	136	3,018
Textainer Group Holdings Ltd.(1)	266	3,123
Triton International Ltd.	360	12,982
United Rentals, Inc.(1)	156	27,620
Veritiv Corp.(1)	210	3,650
W.W. Grainger, Inc.	202	73,817
Watsco, Inc.	76	18,619
WESCO International, Inc.(1)	109	5,107
		381,673
Transportation Infrastructure†
Macquarie Infrastructure Corp.	154	4,315
Water Utilities†
American States Water Co.	69	5,250
American Water Works Co., Inc.	60	8,480
California Water Service Group	95	4,307
Essential Utilities, Inc.	134	5,695
		23,732
Wireless Telecommunication Services — 0.4%
Boingo Wireless, Inc.(1)	308	4,001
Shenandoah Telecommunications Co.	328	18,138
T-Mobile US, Inc.(1)	1,647	192,172
Telephone and Data Systems, Inc.	441	10,200
United States Cellular Corp.(1)	112	4,075
		228,586
TOTAL COMMON STOCKS (Cost $41,484,184)		51,022,794
TEMPORARY CASH INVESTMENTS — 2.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,150,521)	1,150,521	1,150,521
TOTAL INVESTMENT SECURITIES — 101.2% (Cost $42,634,705)		52,173,315
OTHER ASSETS AND LIABILITIES — (1.2)%		(642,089)
TOTAL NET ASSETS — 100.0%		$51,531,226

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	3	September 2020	$524,835	$46,218

^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
44

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $42,634,705)	$52,173,315
Deposits with broker for futures contracts	36,000
Dividends and interest receivable	77,117
52,286,432

Liabilities
Payable for capital shares redeemed	744,879
Payable for variation margin on futures contracts	3,924
Accrued management fees	6,403
755,206

Net Assets	$51,531,226

Institutional Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	4,719,606

Net Asset Value Per Share	$10.92

Net Assets Consist of:
Capital paid in	$41,747,025
Distributable earnings	9,784,201
$51,531,226

See Notes to Financial Statements.

45

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $92)	$355,226
Interest	1,258
Securities lending, net	117
356,601

Expenses:
Management fees	30,143

Net investment income (loss)	326,458

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(298,305)
Futures contract transactions	187,024
(111,281)

Change in net unrealized appreciation (depreciation) on:
Investments	9,538,610
Futures contracts	46,218
9,584,828

Net realized and unrealized gain (loss)	9,473,547

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,800,005

(1)December 4, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

46

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$326,458
Net realized gain (loss)	(111,281)
Change in net unrealized appreciation (depreciation)	9,584,828
Net increase (decrease) in net assets resulting from operations	9,800,005

Distributions to Shareholders
From earnings	(15,804)

Capital Share Transactions
Proceeds from shares sold	47,661,440
Proceeds from reinvestment of distributions	15,804
Payments for shares redeemed	(5,930,219)
Net increase (decrease) in net assets from capital share transactions	41,747,025

Net increase (decrease) in net assets	51,531,226

Net Assets
End of period	$51,531,226

Transactions in Shares of the Fund
Sold	5,307,267
Issued in reinvestment of distributions	1,534
Redeemed	(589,195)
Net increase (decrease) in shares of the fund	4,719,606

(1)December 4, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

47

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis U.S. Equity Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek long-term capital appreciation. The fund offers the Institutional Class. The Institutional Class commenced sale on December 4, 2019, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
48

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the fund's distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 13% of the shares of the fund.

49

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.15%.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2020 were $42,657,964 and $822,526, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $414,466 futures contracts purchased.

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The value of equity price risk derivative instruments as of August 31, 2020, is disclosed on the Statement of Assets and Liabilities as a liability of $3,924 in payable for variation margin on futures contracts*. For the period from December 4, 2019 (fund inception) through August 31, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $187,024 in net realized gain (loss) on futures contract transactions and $46,218 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

8. Federal Tax Information

The tax character of distributions paid during the period December 4, 2019 (fund inception) through August 31, 2020 were as follows:

Distributions Paid From
Ordinary income	$15,804
Long-term capital gains	—
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$42,847,923
Gross tax appreciation of investments	$10,165,107
Gross tax depreciation of investments	(839,715)
Net tax appreciation (depreciation) of investments	$9,325,392
Undistributed ordinary income	$318,864
Accumulated long-term gains	$139,945
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2020(3)	$10.00	0.12	0.82	0.94	(0.02)	$10.92	9.37%	0.15%(4)	1.62%(4)	3%	$51,531

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avantis® U.S. Equity Fund (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 4, 2019 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Avantis® U.S. Equity Fund as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 4, 2019 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
57

controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance.The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The
58

Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.

59

Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For corporate taxpayers, the fund hereby designates $15,804, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2020 as qualified for the corporate dividends received deduction.

63

Notes

64

Contact Us	avantisinvestors.com
American Century Sales Representatives, Financial Professionals, Broker Dealers, Insurance Companies, Banks and Trust Companies	1-833-928-2684
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American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96050 2010

Annual Report

August 31, 2020

Avantis® U.S. Small Cap Value Fund
Institutional Class (AVUVX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Chairman's Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit avantisinvestors.com.

Pandemic Disrupted Economic, Market Courses

Broad market sentiment was generally upbeat early in the period. Dovish central banks, modest inflation, improving economic and corporate earnings data, and progress on U.S.-China trade helped boost global growth outlooks. Against this backdrop, stocks largely remained in favor.

However, beginning in late February, COVID-19 quickly quashed the optimistic tone. The outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks sold off sharply, but central banks and federal governments stepped in quickly and aggressively to stabilize financial markets. These extraordinary efforts proved helpful, as most stocks rebounded quickly. As the period progressed, coronavirus infection and death rates declined in many regions and economies reopened. By the end of August, manufacturing, employment and other data suggested an economic recovery was underway.

Overall, global stocks delivered mixed results for the period. U.S. stocks generally advanced and fared better than their counterparts elsewhere. The growth style significantly outperformed value stocks, which struggled.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. Several drug companies are in final stages of vaccine trials, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our investment professionals have experience weathering unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
Chairman
Avantis Investors
2

Performance

Total Returns as of August 31, 2020
	Ticker Symbol	Since Inception	Inception Date
Institutional Class	AVUVX	-9.57%	12/4/2019
Russell 2000 Value Index	—	-14.16%	—

Growth of $10,000 Over Life of Fund
$10,000 investment made December 4, 2019

Value on August 31, 2020
Institutional Class — $9,043

Russell 2000 Value Index — $8,584

Total Annual Fund Operating Expenses
Institutional Class	0.25%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-833-928-2684 or visit avantisinvestors.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong and Ted Randall

Fund Strategy

Avantis U.S. Small Cap Value seeks long-term capital appreciation by investing in a diverse group of U.S. small-capitalization (small-cap) companies across market sectors and industry groups.

The fund seeks securities of companies that it expects to have higher returns. It places an enhanced emphasis on securities of companies with smaller market capitalizations and securities of companies it defines as high profitability or value companies. Conversely, the fund seeks to underweight or exclude securities it expects to have lower returns. These include securities of large companies with lower levels of profitability and higher prices relative to their book values or other financial metrics. Under normal market conditions, the fund will invest at least 80% of its assets in securities of small-cap companies located in the U.S.

The portfolio managers continually analyze market and financial data to make buy, sell and hold decisions. When buying or selling a security, the portfolio managers may consider the trade-off between expected returns of the security and implementation or tax costs of the trade. They do this in an attempt to gain trading efficiencies, avoid unnecessary risk and enhance portfolio performance.

Performance Review

For the period from Avantis U.S. Small Cap Value’s inception on December 4, 2019, through the fund’s fiscal year-end on August 31, 2020, the fund returned -9.57%.* For the same time period, the fund’s benchmark, the Russell 2000 Value Index, returned -14.16%. Fund returns reflect fees and operating expenses, while index returns do not.

The Russell 2000 Value Index is an unmanaged index generally representative of the performance of U.S. small-cap companies with lower price-to-book ratios and lower forecasted growth values. The small-cap companies held by the fund with high combined book-to-market and profitability characteristics were additive to performance. Additionally, the fund’s exclusion of real estate investment trusts (REITs) also added value. REITs were significant underperformers for the reporting period.

*Total returns for periods less than one year are not annualized.
4

Fund Characteristics

AUGUST 31, 2020
Top Ten Holdings	% of net assets
EQT Corp.	1.0%
Lithia Motors, Inc., Class A	0.9%
Meritage Homes Corp.	0.9%
Texas Roadhouse, Inc.	0.9%
Saia, Inc.	0.9%
UFP Industries, Inc.	0.8%
AutoNation, Inc.	0.8%
Foot Locker, Inc.	0.8%
Air Lease Corp.	0.8%
Murphy USA, Inc.	0.8%

Top Five Industries	% of net assets
Banks	10.7%
Oil, Gas and Consumable Fuels	7.9%
Specialty Retail	7.9%
Thrifts and Mortgage Finance	4.8%
Insurance	4.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	0.1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period(1) 3/1/20 - 8/31/20	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,059.90	$1.29	0.25%
Hypothetical
Institutional Class	$1,000	$1,023.88	$1.27	0.25%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

AUGUST 31, 2020

	Shares	Value
COMMON STOCKS — 98.6%
Aerospace and Defense — 1.1%
AAR Corp.	3,479	$70,206
Astronics Corp.(1)	1,856	16,778
Ducommun, Inc.(1)	1,809	67,602
Hexcel Corp.	11,563	455,467
Maxar Technologies, Inc.	3,007	69,612
Spirit AeroSystems Holdings, Inc., Class A	11,024	226,654
		906,319
Air Freight and Logistics — 0.7%
Atlas Air Worldwide Holdings, Inc.(1)	5,267	297,006
Hub Group, Inc., Class A(1)	5,449	293,374
		590,380
Airlines — 1.8%
Allegiant Travel Co.	2,343	301,310
Hawaiian Holdings, Inc.	6,380	85,747
JetBlue Airways Corp.(1)	51,719	595,803
Mesa Air Group, Inc.(1)	4,324	15,826
SkyWest, Inc.	7,419	249,649
Spirit Airlines, Inc.(1)	10,089	180,391
		1,428,726
Auto Components — 2.8%
American Axle & Manufacturing Holdings, Inc.(1)	21,676	168,639
Cooper Tire & Rubber Co.	9,539	329,763
Cooper-Standard Holdings, Inc.(1)	1,824	33,051
Dana, Inc.	28,452	396,906
Delphi Technologies plc(1)	18,939	328,971
Gentherm, Inc.(1)	2,430	109,909
Goodyear Tire & Rubber Co. (The)	35,128	337,053
Modine Manufacturing Co.(1)	8,884	60,145
Strattec Security Corp.	45	941
Superior Industries International, Inc.(1)	365	562
Tenneco, Inc., Class A(1)	11,463	93,194
Visteon Corp.(1)	5,124	386,503
		2,245,637
Automobiles — 0.1%
Harley-Davidson, Inc.	2,016	55,863
Banks — 10.7%
1st Constitution Bancorp	116	1,412
1st Source Corp.	952	32,796
ACNB Corp.	1,014	21,314
Altabancorp	2,281	47,034
Amalgamated Bank, Class A	1,776	20,904
Amerant Bancorp, Inc.(1)	556	7,311
Arrow Financial Corp.	387	11,088
Associated Banc-Corp.	18,057	242,686
Atlantic Capital Bancshares, Inc.(1)	259	2,988
BancFirst Corp.	3,290	144,760
7

	Shares	Value
Bancorp, Inc. (The)(1)	8,133	$77,263
Bank of Commerce Holdings	1,653	12,150
Bank of Hawaii Corp.	6,581	362,218
Bank OZK	19,881	458,058
BankFinancial Corp.	377	2,737
BankUnited, Inc.	9,985	233,449
Bankwell Financial Group, Inc.	770	12,012
BCB Bancorp, Inc.	1,905	15,516
Boston Private Financial Holdings, Inc.	10,844	64,413
Bridge Bancorp, Inc.	231	4,622
Byline Bancorp, Inc.	2,900	36,656
C&F Financial Corp.	431	13,779
Cadence BanCorp	11,170	106,115
Cambridge Bancorp	25	1,371
Camden National Corp.	293	9,568
Capital Bancorp, Inc.(1)	853	8,880
Capstar Financial Holdings, Inc.	1,549	15,784
Cathay General Bancorp.	12,409	306,378
CB Financial Services, Inc.	282	5,245
Central Pacific Financial Corp.	2,480	38,415
Central Valley Community Bancorp	1,301	15,651
Chemung Financial Corp.	144	4,134
CIT Group, Inc.	10,688	210,233
CNB Financial Corp.	1,855	29,587
Coastal Financial Corp.(1)	250	3,438
Codorus Valley Bancorp, Inc.	1,552	20,021
Colony Bankcorp, Inc.	416	4,576
Community Bankers Trust Corp.	2,613	13,405
Community Financial Corp. (The)	459	10,208
Community Trust Bancorp, Inc.	187	6,034
ConnectOne Bancorp, Inc.	392	5,927
County Bancorp, Inc.	174	3,358
Customers Bancorp, Inc.(1)	2,348	29,984
Eagle Bancorp Montana, Inc.	426	7,510
Eagle Bancorp, Inc.	5,106	146,951
Enterprise Bancorp, Inc.	1,329	28,879
Enterprise Financial Services Corp.	3,609	107,945
Esquire Financial Holdings, Inc.(1)	681	11,236
Evans Bancorp, Inc.	566	12,905
Farmers National Banc Corp.	324	3,778
FB Financial Corp.	2,377	64,179
Financial Institutions, Inc.	1,490	25,673
First BanCorp	24,020	137,635
First Bancorp, Inc. (The)	227	4,831
First Business Financial Services, Inc.	977	15,143
First Choice Bancorp	1,335	18,890
First Community Corp.	85	1,078
First Foundation, Inc.	5,126	77,864
First Guaranty Bancshares, Inc.	242	3,105
First Horizon National Corp.	43,944	419,665
First Internet Bancorp	1,054	15,399
First Mid Bancshares, Inc.	1,561	40,648
8

	Shares	Value
First of Long Island Corp. (The)	985	$15,135
First Savings Financial Group, Inc.	21	914
First United Corp.	345	3,950
FNCB Bancorp, Inc.	206	1,205
Franklin Financial Services Corp.	146	3,481
Great Southern Bancorp, Inc.	1,605	61,857
Hancock Whitney Corp.	7,651	153,097
Hanmi Financial Corp.	693	6,604
Hawthorn Bancshares, Inc.	733	13,429
HBT Financial, Inc.	1,434	16,993
Hilltop Holdings, Inc.	10,592	218,195
Hope Bancorp, Inc.	1,783	15,084
Horizon Bancorp, Inc.	4,164	46,554
Independent Bank Corp. (Michigan)	3,075	45,848
International Bancshares Corp.	7,991	252,356
Investors Bancorp, Inc.	5,931	45,965
Lakeland Bancorp, Inc.	2,104	22,366
Lakeland Financial Corp.	3,035	138,669
Landmark Bancorp, Inc.	178	3,740
Level One Bancorp, Inc.	61	982
Limestone Bancorp, Inc.(1)	58	624
Macatawa Bank Corp.	3,374	24,698
Mackinac Financial Corp.	1,064	10,661
Mercantile Bank Corp.	2,069	45,187
Metrocity Bankshares, Inc.	2,510	34,236
Metropolitan Bank Holding Corp.(1)	797	24,683
Middlefield Banc Corp.	74	1,406
Midland States Bancorp, Inc.	2,692	39,330
MidWestOne Financial Group, Inc.	1,869	35,492
MVB Financial Corp.	1,331	18,900
Northeast Bank	1,333	24,874
Northrim BanCorp, Inc.	776	20,882
Oak Valley Bancorp	775	10,462
OFG Bancorp	987	12,673
Old Second Bancorp, Inc.	4,135	33,783
Orrstown Financial Services, Inc.	967	13,316
Parke Bancorp, Inc.	1,430	17,589
PCB Bancorp.	1,436	13,714
Peapack-Gladstone Financial Corp.	2,151	36,567
Penns Woods Bancorp, Inc.	185	3,839
Peoples Bancorp of North Carolina, Inc.	588	9,996
Peoples Bancorp, Inc.	497	10,507
Plumas Bancorp	642	12,686
Popular, Inc.	11,717	433,998
Preferred Bank	2,515	94,061
Premier Financial Bancorp, Inc.	861	11,038
QCR Holdings, Inc.	1,786	53,526
RBB Bancorp	1,879	24,371
Red River Bancshares, Inc.	185	8,051
Republic Bancorp, Inc., Class A	1,206	37,097
Salisbury Bancorp, Inc.	31	1,107
SB Financial Group, Inc.	128	1,772
9

	Shares	Value
Select Bancorp, Inc.(1)	278	$2,127
ServisFirst Bancshares, Inc.	7,912	289,975
Shore Bancshares, Inc.	1,790	17,452
Sierra Bancorp	1,762	31,487
Southern First Bancshares, Inc.(1)	1,110	28,749
Southern National Bancorp of Virginia, Inc.	455	3,890
Sterling Bancorp	23,118	269,787
Stock Yards Bancorp, Inc.	3,185	136,732
Summit Financial Group, Inc.	1,425	21,019
Synovus Financial Corp.	16,965	371,025
Texas Capital Bancshares, Inc.(1)	5,867	190,032
TriCo Bancshares	373	10,328
TriState Capital Holdings, Inc.(1)	2,322	32,276
UMB Financial Corp.	1,099	59,038
Union Bankshares, Inc.	156	3,022
United Community Banks, Inc.	8,536	154,672
United Security Bancshares	898	5,469
Unity Bancorp, Inc.	1,160	15,405
Veritex Holdings, Inc.	6,177	111,062
Washington Trust Bancorp, Inc.	1,626	54,276
Webster Financial Corp.	10,753	295,707
West Bancorporation, Inc.	1,925	33,880
Wintrust Financial Corp.	8,795	382,758
		8,524,510
Beverages — 0.2%
National Beverage Corp.(1)	2,168	176,302
Biotechnology — 0.6%
Arena Pharmaceuticals, Inc.(1)	5,963	416,337
Catalyst Pharmaceuticals, Inc.(1)	14,859	48,737
Lexicon Pharmaceuticals, Inc.(1)	7,385	12,924
		477,998
Building Products — 2.0%
Alpha Pro Tech Ltd.(1)	2,500	35,075
Apogee Enterprises, Inc.	4,411	92,322
Armstrong Flooring, Inc.(1)	248	960
Insteel Industries, Inc.	3,487	64,300
JELD-WEN Holding, Inc.(1)	1,875	39,469
Masonite International Corp.(1)	4,235	386,613
Patrick Industries, Inc.	3,975	223,435
Quanex Building Products Corp.	5,773	97,044
UFP Industries, Inc.	10,844	643,591
		1,582,809
Capital Markets — 2.6%
B. Riley Financial, Inc.	2,466	66,039
Diamond Hill Investment Group, Inc.	433	53,653
Evercore, Inc., Class A	6,062	375,117
GAMCO Investors, Inc., Class A	200	2,524
Hennessy Advisors, Inc.	490	4,307
Janus Henderson Group plc	9,844	203,968
Moelis & Co., Class A	1,338	42,696
Oppenheimer Holdings, Inc., Class A	1,092	26,678
Piper Sandler Cos.	2,946	222,276
10

	Shares	Value
Stifel Financial Corp.	11,272	$571,603
StoneX Group, Inc.(1)	2,963	168,002
Virtus Investment Partners, Inc.	1,245	176,665
Waddell & Reed Financial, Inc., Class A	11,370	179,077
		2,092,605
Chemicals — 3.5%
AdvanSix, Inc.(1)	5,522	70,295
Cabot Corp.	10,640	393,786
Chemours Co. (The)	29,838	616,453
Ferro Corp.(1)	11,846	147,720
Hawkins, Inc.	1,663	83,516
Kronos Worldwide, Inc.	4,254	53,132
Livent Corp.(1)	29,991	254,324
Orion Engineered Carbons SA	5,932	72,074
Rayonier Advanced Materials, Inc.(1)	1,478	4,671
Sensient Technologies Corp.	4,953	273,505
Stepan Co.	3,487	402,016
Trecora Resources(1)	3,178	19,100
Tredegar Corp.	5,425	91,845
Trinseo SA	5,588	139,197
Tronox Holdings plc, Class A	18,222	163,269
Venator Materials plc(1)	1,829	3,932
		2,788,835
Commercial Services and Supplies — 1.9%
Acme United Corp.	677	14,921
Clean Harbors, Inc.(1)	6,330	386,763
Ennis, Inc.	4,231	77,554
Heritage-Crystal Clean, Inc.(1)	1,838	26,982
Herman Miller, Inc.	7,386	176,008
HNI Corp.	7,027	223,810
Interface, Inc.	5,980	45,209
Kimball International, Inc., Class B	5,265	59,021
McGrath RentCorp	4,309	285,945
Quad/Graphics, Inc.	3,723	12,993
Steelcase, Inc., Class A	11,466	119,820
Viad Corp.	830	17,787
VSE Corp.	1,101	31,962
		1,478,775
Communications Equipment — 0.2%
Aviat Networks, Inc.(1)	301	6,526
Communications Systems, Inc.	127	593
EchoStar Corp., Class A(1)	5,335	156,742
Genasys, Inc.(1)	5,919	29,595
		193,456
Construction and Engineering — 2.5%
Ameresco, Inc., Class A(1)	4,511	154,006
Arcosa, Inc.	3,804	176,087
Fluor Corp.	18,737	178,376
Goldfield Corp. (The)(1)	2,383	10,414
Great Lakes Dredge & Dock Corp.(1)	11,485	107,614
HC2 Holdings, Inc.(1)	10,273	25,683
MasTec, Inc.(1)	7,809	360,854
11

	Shares	Value
MYR Group, Inc.(1)	3,120	$121,087
Northwest Pipe Co.(1)	1,907	54,025
Orion Group Holdings, Inc.(1)	2,241	5,849
Primoris Services Corp.	7,560	144,094
Tutor Perini Corp.(1)	8,806	110,515
Valmont Industries, Inc.	3,439	436,925
WillScot Mobile Mini Holdings Corp.(1)	7,350	131,565
		2,017,094
Construction Materials — 0.8%
Eagle Materials, Inc.	6,801	556,118
United States Lime & Minerals, Inc.	69	6,357
US Concrete, Inc.(1)	1,702	45,426
		607,901
Consumer Finance — 2.5%
Atlanticus Holdings Corp.(1)	425	3,613
Elevate Credit, Inc.(1)	1,295	2,551
Green Dot Corp., Class A(1)	9,306	484,470
Navient Corp.	25,158	228,686
Nelnet, Inc., Class A	2,487	162,874
OneMain Holdings, Inc.	14,192	412,703
Oportun Financial Corp.(1)	2,789	35,002
Regional Management Corp.(1)	1,260	23,045
SLM Corp.	71,801	548,560
World Acceptance Corp.(1)	814	74,066
		1,975,570
Containers and Packaging — 0.1%
Myers Industries, Inc.	5,983	91,540
Distributors — 0.4%
Core-Mark Holding Co., Inc.	8,509	284,371
Diversified Consumer Services — 0.3%
American Public Education, Inc.(1)	422	13,268
Lincoln Educational Services Corp.(1)	3,686	29,009
Perdoceo Education Corp.(1)	11,304	162,438
Universal Technical Institute, Inc.(1)	3,761	26,515
		231,230
Diversified Financial Services — 0.1%
A-Mark Precious Metals, Inc.(1)	764	18,275
Alerus Financial Corp.	813	16,739
Banco Latinoamericano de Comercio Exterior SA, E Shares	3,004	36,589
Marlin Business Services Corp.	441	2,955
		74,558
Diversified Telecommunication Services — 0.2%
Alaska Communications Systems Group, Inc.	7,079	15,857
ATN International, Inc.	1,855	107,590
Iridium Communications, Inc.(1)	1,632	45,712
		169,159
Electrical Equipment — 0.6%
Allied Motion Technologies, Inc.	171	7,283
Encore Wire Corp.	3,449	178,003
LSI Industries, Inc.	4,646	31,872
Orion Energy Systems, Inc.(1)	5,281	33,693
Powell Industries, Inc.	1,326	35,789
12

	Shares	Value
Preformed Line Products Co.	32	$1,741
TPI Composites, Inc.(1)	6,981	214,386
		502,767
Electronic Equipment, Instruments and Components — 2.8%
Avnet, Inc.	19,701	541,974
Bel Fuse, Inc., Class B	196	2,356
Kimball Electronics, Inc.(1)	4,692	63,272
Methode Electronics, Inc.	6,225	176,230
Plexus Corp.(1)	5,109	388,642
Sanmina Corp.(1)	12,697	359,325
ScanSource, Inc.(1)	3,654	90,217
TTM Technologies, Inc.(1)	18,387	210,715
Vishay Intertechnology, Inc.	23,821	380,898
		2,213,629
Energy Equipment and Services — 1.5%
Archrock, Inc.	27,322	179,232
Cactus, Inc., Class A	5,841	129,028
DMC Global, Inc.	2,621	92,862
Exterran Corp.(1)	6,080	27,968
Gulf Island Fabrication, Inc.(1)	202	566
Helix Energy Solutions Group, Inc.(1)	2,770	9,917
Helmerich & Payne, Inc.	11,769	193,953
Liberty Oilfield Services, Inc., Class A	6,877	44,357
Nabors Industries Ltd.	757	30,265
Natural Gas Services Group, Inc.(1)	1,108	9,063
Newpark Resources, Inc.(1)	7,794	15,198
NexTier Oilfield Solutions, Inc.(1)	17,921	45,161
Oceaneering International, Inc.(1)	10,123	54,563
Patterson-UTI Energy, Inc.	22,360	86,086
ProPetro Holding Corp.(1)	12,921	81,144
RPC, Inc.(1)	10,610	33,209
Select Energy Services, Inc., Class A(1)	8,218	39,200
Solaris Oilfield Infrastructure, Inc., Class A	2,866	22,297
US Silica Holdings, Inc.	12,542	55,937
		1,150,006
Entertainment — 0.4%
Eros International plc(1)	24,682	76,761
IMAX Corp.(1)	2,972	45,679
Liberty Media Corp.-Liberty Braves, Class A(1)	1,496	29,307
Liberty Media Corp.-Liberty Braves, Class C(1)	5,439	105,680
Marcus Corp. (The)	2,548	39,927
		297,354
Food and Staples Retailing — 1.2%
Ingles Markets, Inc., Class A	3,531	142,652
Natural Grocers by Vitamin Cottage, Inc.	2,534	29,699
PriceSmart, Inc.	3,510	230,783
SpartanNash Co.	5,083	101,558
United Natural Foods, Inc.(1)	15,881	286,652
Village Super Market, Inc., Class A	2,044	51,999
Weis Markets, Inc.	1,375	67,691
		911,034
13

	Shares	Value
Food Products — 0.4%
Alico, Inc.	953	$30,801
Fresh Del Monte Produce, Inc.	1,913	44,362
John B Sanfilippo & Son, Inc.	1,628	129,654
Rocky Mountain Chocolate Factory, Inc.	114	372
Seneca Foods Corp., Class A(1)	1,720	81,459
		286,648
Health Care Equipment and Supplies — 0.1%
FONAR Corp.(1)	555	14,080
Lantheus Holdings, Inc.(1)	461	6,187
Meridian Bioscience, Inc.(1)	4,165	58,893
Natus Medical, Inc.(1)	859	15,600
		94,760
Health Care Providers and Services — 1.0%
Brookdale Senior Living, Inc.(1)	18,266	50,232
Ensign Group, Inc. (The)	1,285	75,224
InfuSystem Holdings, Inc.(1)	2,415	35,138
Owens & Minor, Inc.	11,068	183,508
Patterson Cos., Inc.	14,533	421,602
Psychemedics Corp.	112	507
Surgery Partners, Inc.(1)	630	12,027
		778,238
Hotels, Restaurants and Leisure — 3.7%
BJ's Restaurants, Inc.	2,500	78,800
Bluegreen Vacations Corp.	1,045	5,810
Carrols Restaurant Group, Inc.(1)	3,545	23,610
Century Casinos, Inc.(1)	3,520	21,648
Cheesecake Factory, Inc. (The)	6,023	177,859
Chuy's Holdings, Inc.(1)	2,374	52,798
Cracker Barrel Old Country Store, Inc.	4,054	542,060
Extended Stay America, Inc.	30,708	383,543
Golden Entertainment, Inc.(1)	2,886	37,056
Hilton Grand Vacations, Inc.(1)	11,680	255,909
J Alexander's Holdings, Inc.(1)	139	569
Lindblad Expeditions Holdings, Inc.(1)	2,651	26,258
Norwegian Cruise Line Holdings Ltd.(1)	14,928	255,418
Penn National Gaming, Inc.(1)	3,853	196,888
Playa Hotels & Resorts NV(1)	3,477	14,673
Potbelly Corp.(1)	4,123	17,647
RCI Hospitality Holdings, Inc.	1,200	22,944
Red Robin Gourmet Burgers, Inc.(1)	1,373	15,240
Red Rock Resorts, Inc., Class A	7,014	119,764
SeaWorld Entertainment, Inc.(1)	1,508	30,763
Target Hospitality Corp.(1)	494	716
Texas Roadhouse, Inc.	10,924	688,103
Twin River Worldwide Holdings, Inc.	119	2,848
		2,970,924
Household Durables — 3.4%
Beazer Homes USA, Inc.(1)	5,121	62,681
Ethan Allen Interiors, Inc.	863	12,289
Hamilton Beach Brands Holding Co., Class A	1,353	29,563
iRobot Corp.(1)	426	31,537
14

	Shares	Value
KB Home	15,341	$548,594
La-Z-Boy, Inc.	7,866	255,645
Legacy Housing Corp.(1)	861	13,147
Lifetime Brands, Inc.	267	2,622
M/I Homes, Inc.(1)	427	18,173
Meritage Homes Corp.(1)	7,177	689,207
New Home Co., Inc. (The)(1)	211	914
Taylor Morrison Home Corp.(1)	23,194	545,755
TRI Pointe Group, Inc.(1)	22,024	371,765
Turtle Beach Corp.(1)	3,029	59,278
Universal Electronics, Inc.(1)	2,099	86,227
		2,727,397
Household Products — 0.1%
Oil-Dri Corp. of America	1,065	37,296
Insurance — 4.0%
Ambac Financial Group, Inc.(1)	1,040	13,135
American Equity Investment Life Holding Co.	17,957	429,352
American National Group, Inc.	802	60,158
AMERISAFE, Inc.	1,952	130,257
CNO Financial Group, Inc.	23,659	385,642
Crawford & Co., Class A	1,407	9,652
Employers Holdings, Inc.	3,572	116,376
FBL Financial Group, Inc., Class A	899	33,308
Genworth Financial, Inc., Class A(1)	7,844	23,689
HCI Group, Inc.	895	48,974
Horace Mann Educators Corp.	7,780	303,887
Investors Title Co.	36	4,898
James River Group Holdings Ltd.	3,957	192,746
National General Holdings Corp.	9,537	324,735
National Western Life Group, Inc., Class A	63	13,859
NI Holdings, Inc.(1)	1,243	20,286
ProSight Global, Inc.(1)	179	1,697
Protective Insurance Corp., Class B	1,065	15,293
Selective Insurance Group, Inc.	6,952	415,799
Third Point Reinsurance Ltd.(1)	14,363	122,947
Tiptree, Inc.	2,578	14,540
Unum Group	23,632	436,719
Watford Holdings Ltd.(1)	3,030	48,480
		3,166,429
Interactive Media and Services†
Cars.com, Inc.(1)	1,805	15,667
Internet and Direct Marketing Retail — 0.2%
1-800-Flowers.com, Inc., Class A(1)	5,435	162,670
PetMed Express, Inc.	674	23,428
		186,098
IT Services†
Computer Task Group, Inc.(1)	362	1,738
Leisure Products — 0.6%
Johnson Outdoors, Inc., Class A	82	7,028
Malibu Boats, Inc., Class A(1)	4,149	215,126
Marine Products Corp.	921	13,308
15

	Shares	Value
Vista Outdoor, Inc.(1)	11,107	$215,587
		451,049
Machinery — 3.7%
Albany International Corp., Class A	5,341	277,198
Astec Industries, Inc.	4,278	225,536
CIRCOR International, Inc.(1)	1,884	55,861
Commercial Vehicle Group, Inc.(1)	484	2,183
EnPro Industries, Inc.	3,257	190,600
Gorman-Rupp Co. (The)	246	7,860
Greenbrier Cos., Inc. (The)	4,678	127,195
Kennametal, Inc.	14,901	432,427
L.B. Foster Co., Class A(1)	1,249	18,672
Lydall, Inc.(1)	3,441	64,622
Miller Industries, Inc.	2,093	65,657
Mueller Industries, Inc.	9,479	281,526
Park-Ohio Holdings Corp.	1,381	21,847
REV Group, Inc.	2,913	22,576
Shyft Group, Inc. (The)	6,175	123,315
Timken Co. (The)	10,474	567,586
Titan International, Inc.	360	857
Trinity Industries, Inc.	16,566	339,106
Wabash National Corp.	9,413	114,933
		2,939,557
Marine — 0.4%
Costamare, Inc.	7,096	35,835
Genco Shipping & Trading Ltd.	234	1,664
Matson, Inc.	7,768	311,264
Scorpio Bulkers, Inc.	383	5,350
		354,113
Media — 0.1%
Cumulus Media, Inc., Class A(1)	2,049	10,184
Entercom Communications Corp., Class A	3,807	5,711
Entravision Communications Corp., Class A	758	1,152
Saga Communications, Inc., Class A	1,004	22,590
Townsquare Media, Inc., Class A	134	623
Tribune Publishing Co.	341	3,870
		44,130
Metals and Mining — 3.8%
Alcoa Corp.(1)	36,533	534,112
Allegheny Technologies, Inc.(1)	12,818	106,774
Arconic Corp.(1)	19,166	426,444
Carpenter Technology Corp.	2,295	48,264
Cleveland-Cliffs, Inc.	63,999	421,113
Commercial Metals Co.	23,330	486,897
Contura Energy, Inc.(1)	1,581	6,545
Haynes International, Inc.	1,668	31,258
Kaiser Aluminum Corp.	2,946	189,369
Olympic Steel, Inc.	2,234	24,574
Ramaco Resources, Inc.(1)	727	2,196
Ryerson Holding Corp.(1)	3,000	16,530
Schnitzer Steel Industries, Inc., Class A	5,134	101,345
SunCoke Energy, Inc.	18,751	67,129
16

	Shares	Value
Synalloy Corp.(1)	850	$5,364
TimkenSteel Corp.(1)	6,221	23,453
United States Steel Corp.	43,865	343,463
Warrior Met Coal, Inc.	11,130	172,181
		3,007,011
Multiline Retail — 1.6%
Big Lots, Inc.	8,822	415,957
Dillard's, Inc., Class A	1,241	37,491
Kohl's Corp.	20,173	430,895
Macy's, Inc.	33,653	234,562
Nordstrom, Inc.	9,381	150,096
		1,269,001
Oil, Gas and Consumable Fuels — 7.9%
Adams Resources & Energy, Inc.	237	5,041
Antero Midstream Corp.	52,607	356,149
Antero Resources Corp.(1)	39,683	127,779
Arch Resources, Inc.	2,684	101,106
Berry Corp.	5,570	21,946
Bonanza Creek Energy, Inc.(1)	3,603	72,204
Cimarex Energy Co.	17,953	498,734
CNX Resources Corp.(1)	31,420	344,363
Comstock Resources, Inc.(1)	10,381	59,795
CONSOL Energy, Inc.(1)	4,590	23,730
Contango Oil & Gas Co.(1)	17,729	28,721
Continental Resources, Inc.	1,112	19,104
CVR Energy, Inc.	3,605	60,167
Delek US Holdings, Inc.	9,105	143,222
Devon Energy Corp.	7,995	86,906
DHT Holdings, Inc.	25,419	134,467
Dorian LPG Ltd.(1)	8,170	68,955
Earthstone Energy, Inc., Class A(1)	3,473	10,176
EnLink Midstream LLC(1)	36,659	109,610
EQT Corp.	51,873	823,224
Evolution Petroleum Corp.	5,183	14,150
Falcon Minerals Corp.	3,449	9,692
GasLog Ltd.	4,333	12,782
Goodrich Petroleum Corp.(1)	2,477	20,435
Green Plains, Inc.(1)	813	10,878
Kosmos Energy Ltd.	31,611	46,468
Laredo Petroleum, Inc.(1)	1,073	17,544
Magnolia Oil & Gas Corp., Class A(1)	14,081	90,682
Marathon Oil Corp.	18,322	96,740
Matador Resources Co.(1)	13,545	131,793
Montage Resources Corp.(1)	4,824	24,892
Murphy Oil Corp.	18,427	253,187
NACCO Industries, Inc., Class A	434	8,897
Noble Energy, Inc.	11,652	115,937
Nordic American Tankers Ltd.	2,008	8,755
Overseas Shipholding Group, Inc., Class A(1)	20,289	42,810
Ovintiv, Inc.	43,026	476,728
Panhandle Oil and Gas, Inc., Class A	1,650	3,118
Par Pacific Holdings, Inc.(1)	4,869	42,263
17

	Shares	Value
Parsley Energy, Inc., Class A	7,892	$84,839
PBF Energy, Inc., Class A	10,047	86,002
PDC Energy, Inc.(1)	13,569	205,435
Peabody Energy Corp.	8,203	21,410
Penn Virginia Corp.(1)	1,915	21,869
PrimeEnergy Resources Corp.(1)	7	471
Range Resources Corp.	61,178	456,388
Rattler Midstream LP	5,688	47,609
SFL Corp. Ltd.	14,131	124,070
SilverBow Resources, Inc.(1)	117	578
SM Energy Co.	11,880	28,868
Southwestern Energy Co.(1)	135,842	377,641
Talos Energy, Inc.(1)	2,423	18,197
Teekay Tankers Ltd., Class A(1)	3,136	39,325
WPX Energy, Inc.(1)	45,114	250,834
		6,286,686
Paper and Forest Products — 1.3%
Boise Cascade Co.	7,254	332,233
Clearwater Paper Corp.(1)	3,624	121,984
Domtar Corp.	7,634	217,722
Mercer International, Inc.	11,212	93,956
Neenah, Inc.	3,090	136,825
Schweitzer-Mauduit International, Inc.	1,573	47,709
Verso Corp., Class A	5,244	68,749
		1,019,178
Personal Products — 0.7%
Medifast, Inc.	93	15,133
Nu Skin Enterprises, Inc., Class A	9,311	440,131
USANA Health Sciences, Inc.(1)	905	70,961
		526,225
Pharmaceuticals — 0.8%
ANI Pharmaceuticals, Inc.(1)	137	4,296
Corcept Therapeutics, Inc.(1)	11,248	142,850
Innoviva, Inc.(1)	13,492	157,991
Lannett Co., Inc.(1)	8,191	43,085
Mallinckrodt plc(1)	4,646	7,341
Phibro Animal Health Corp., Class A	2,972	63,779
Supernus Pharmaceuticals, Inc.(1)	8,052	177,063
		596,405
Professional Services — 0.4%
Barrett Business Services, Inc.	809	46,574
CRA International, Inc.	242	10,288
Heidrick & Struggles International, Inc.	3,397	73,477
Kforce, Inc.	2,436	83,652
TrueBlue, Inc.(1)	3,680	62,266
		276,257
Real Estate Management and Development — 0.3%
Altisource Portfolio Solutions SA(1)	55	620
Marcus & Millichap, Inc.(1)	639	18,026
RE/MAX Holdings, Inc., Class A	3,675	129,140
RMR Group, Inc. (The), Class A	2,641	74,529
		222,315
18

	Shares	Value
Road and Rail — 2.7%
ArcBest Corp.	5,138	$173,767
Covenant Logistics Group, Inc., Class A(1)	2,198	40,289
Heartland Express, Inc.	591	12,225
Marten Transport Ltd.	11,233	203,991
PAM Transportation Services, Inc.(1)	50	1,825
Ryder System, Inc.	10,401	425,401
Saia, Inc.(1)	5,025	674,355
Schneider National, Inc., Class B	1,680	45,461
US Xpress Enterprises, Inc., Class A(1)	5,048	48,309
USA Truck, Inc.(1)	137	1,528
Werner Enterprises, Inc.	11,807	543,240
		2,170,391
Semiconductors and Semiconductor Equipment — 0.8%
Amkor Technology, Inc.(1)	14,496	176,779
Amtech Systems, Inc.(1)	506	2,874
AXT, Inc.(1)	331	1,867
Diodes, Inc.(1)	767	37,476
Photronics, Inc.(1)	10,798	108,304
SMART Global Holdings, Inc.(1)	2,667	67,208
Synaptics, Inc.(1)	619	52,819
Ultra Clean Holdings, Inc.(1)	8,727	213,986
		661,313
Software†
TeleNav, Inc.(1)	6,990	32,084
Specialty Retail — 7.9%
Abercrombie & Fitch Co., Class A	12,798	166,502
American Eagle Outfitters, Inc.	30,364	382,890
Asbury Automotive Group, Inc.(1)	3,415	361,273
AutoNation, Inc.(1)	11,121	632,340
Barnes & Noble Education, Inc.(1)	673	1,534
Bed Bath & Beyond, Inc.	18,594	226,475
Buckle, Inc. (The)	5,953	111,559
Build-A-Bear Workshop, Inc.(1)	638	1,646
Caleres, Inc.	3,811	29,764
Cato Corp. (The), Class A	4,075	32,600
Children's Place, Inc. (The)	2,340	46,718
Citi Trends, Inc.	2,154	41,637
Conn's, Inc.(1)	2,522	32,231
Dick's Sporting Goods, Inc.	7,201	389,718
Foot Locker, Inc.	20,523	622,463
Gap, Inc. (The)	23,706	412,247
Genesco, Inc.(1)	2,173	42,374
Guess?, Inc.	4,763	54,775
Haverty Furniture Cos., Inc.	3,154	66,613
Hibbett Sports, Inc.(1)	3,417	114,025
Hudson Ltd., Class A(1)	3,963	29,881
Lithia Motors, Inc., Class A	2,829	704,308
Murphy USA, Inc.(1)	4,574	616,850
ODP Corp. (The)	6,983	163,263
Shoe Carnival, Inc.	1,673	55,008
Signet Jewelers Ltd.	14,061	242,834
19

	Shares	Value
Sonic Automotive, Inc., Class A	4,528	$191,353
Sportsman's Warehouse Holdings, Inc.(1)	9,469	148,616
Tilly's, Inc., Class A	3,583	22,716
TravelCenters of America, Inc.(1)	2,915	62,264
Urban Outfitters, Inc.(1)	8,273	194,746
Zumiez, Inc.(1)	2,805	72,032
		6,273,255
Technology Hardware, Storage and Peripherals — 0.2%
Xerox Holdings Corp.	7,951	149,956
Textiles, Apparel and Luxury Goods — 1.5%
Capri Holdings Ltd.(1)	14,079	223,011
Crown Crafts, Inc.	151	903
Culp, Inc.	117	1,404
Fossil Group, Inc.(1)	4,100	26,383
G-III Apparel Group Ltd.(1)	6,476	71,625
Oxford Industries, Inc.	2,875	142,399
PVH Corp.	7,649	426,508
Rocky Brands, Inc.	1,088	26,199
Steven Madden Ltd.	8,440	178,590
Superior Group of Cos., Inc.	233	5,392
Wolverine World Wide, Inc.	2,908	72,642
		1,175,056
Thrifts and Mortgage Finance — 4.8%
Axos Financial, Inc.(1)	9,412	233,229
Bridgewater Bancshares, Inc.(1)	3,124	30,365
Essent Group Ltd.	10,352	369,566
Federal Agricultural Mortgage Corp., Class C	1,518	103,452
Flagstar Bancorp, Inc.	5,904	185,504
FS Bancorp, Inc.	490	19,414
Greene County Bancorp, Inc.	134	3,144
Hingham Institution For Savings (The)	203	37,222
Home Bancorp, Inc.	904	21,841
HomeStreet, Inc.	3,910	107,017
Luther Burbank Corp.	515	4,784
Merchants Bancorp	2,641	53,824
Meta Financial Group, Inc.	3,246	62,583
MGIC Investment Corp.	47,988	440,050
MMA Capital Holdings, Inc.(1)	79	1,855
Mr. Cooper Group, Inc.(1)	15,009	275,040
NMI Holdings, Inc., Class A(1)	8,361	143,391
Northwest Bancshares, Inc.	228	2,305
OP Bancorp	1,343	8,192
PennyMac Financial Services, Inc.	9,829	518,185
Pioneer Bancorp, Inc.(1)	1,771	14,239
Provident Financial Services, Inc.	1,367	18,017
Radian Group, Inc.	30,282	467,554
Riverview Bancorp, Inc.	2,994	12,365
Severn Bancorp, Inc.	129	792
Southern Missouri Bancorp, Inc.	1,003	23,751
Sterling Bancorp, Inc.	586	1,740
Territorial Bancorp, Inc.	99	2,095
Timberland Bancorp, Inc.	963	16,843
20

	Shares	Value
TrustCo Bank Corp. NY	9,895	$58,974
Walker & Dunlop, Inc.	5,771	316,135
Waterstone Financial, Inc.	2,784	43,124
WSFS Financial Corp.	8,079	236,715
		3,833,307
Trading Companies and Distributors — 3.7%
Air Lease Corp.	19,952	620,108
BMC Stock Holdings, Inc.(1)	11,347	452,972
CAI International, Inc.(1)	3,003	65,495
GATX Corp.	6,738	450,637
H&E Equipment Services, Inc.	3,571	72,348
Herc Holdings, Inc.(1)	4,039	165,397
MRC Global, Inc.(1)	7,614	43,324
NOW, Inc.(1)	20,736	150,751
Rush Enterprises, Inc., Class A	5,505	266,002
Rush Enterprises, Inc., Class B	356	14,877
Systemax, Inc.	2,425	53,811
Textainer Group Holdings Ltd.(1)	9,357	109,851
Triton International Ltd.	10,625	383,138
Veritiv Corp.(1)	3,856	67,017
Willis Lease Finance Corp.(1)	215	4,597
		2,920,325
Wireless Telecommunication Services — 0.9%
Shenandoah Telecommunications Co.	3,412	188,684
Telephone and Data Systems, Inc.	16,794	388,445
United States Cellular Corp.(1)	2,845	103,501
		680,630
TOTAL COMMON STOCKS (Cost $65,283,787)		78,221,867
TEMPORARY CASH INVESTMENTS — 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,019,655)	1,019,655	1,019,655
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $66,303,442)		79,241,522
OTHER ASSETS AND LIABILITIES — 0.1%		96,105
TOTAL NET ASSETS — 100.0%		$79,337,627

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Russell 2000 E-Mini Index	11	September 2020	$858,715	$35,946
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.

21

Statement of Assets and Liabilities

AUGUST 31, 2020
Assets
Investment securities, at value (cost of $66,303,442)	$79,241,522
Deposits with broker for futures contracts	63,800
Dividends and interest receivable	110,107
79,415,429

Liabilities
Payable for capital shares redeemed	53,251
Payable for variation margin on futures contracts	7,920
Accrued management fees	16,631
77,802

Net Assets	$79,337,627

Institutional Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	8,783,284

Net Asset Value Per Share	$9.03

Net Assets Consist of:
Capital paid in	$66,376,631
Distributable earnings	12,960,996
$79,337,627

See Notes to Financial Statements.

22

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $723)	$508,838
Interest	1,910
Securities lending, net	967
511,715

Expenses:
Management fees	59,790
Other expenses	129
59,919

Net investment income (loss)	451,796

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(762,284)
Futures contract transactions	307,114
(455,170)

Change in net unrealized appreciation (depreciation) on:
Investments	12,938,080
Futures contracts	35,946
12,974,026

Net realized and unrealized gain (loss)	12,518,856

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,970,652

(1)December 4, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

PERIOD ENDED AUGUST 31, 2020(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$451,796
Net realized gain (loss)	(455,170)
Change in net unrealized appreciation (depreciation)	12,974,026
Net increase (decrease) in net assets resulting from operations	12,970,652

Distributions to Shareholders
From earnings	(9,656)

Capital Share Transactions
Proceeds from shares sold	73,544,735
Proceeds from reinvestment of distributions	9,656
Payments for shares redeemed	(7,177,760)
Net increase (decrease) in net assets from capital share transactions	66,376,631

Net increase (decrease) in net assets	79,337,627

Net Assets
End of period	$79,337,627

Transactions in Shares of the Fund
Sold	9,720,837
Issued in reinvestment of distributions	922
Redeemed	(938,475)
Net increase (decrease) in shares of the fund	8,783,284

(1)December 4, 2019 (fund inception) through August 31, 2020.

See Notes to Financial Statements.

24

Notes to Financial Statements

AUGUST 31, 2020

1. Organization

American Century ETF Trust (the trust) was registered as a Delaware statutory trust in 2017 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Avantis U.S. Small Cap Value Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek long-term capital appreciation. The fund offers the Institutional Class. The Institutional Class commenced sale on December 4, 2019, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
25

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the fund's distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 6% of the shares of the fund.
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Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.25%.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended August 31, 2020 were $67,420,132 and $1,362,488, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the fund’s investment securities and unrealized appreciation (depreciation) on futures contracts were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

6. Derivative Instruments
Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $554,280 futures contracts purchased.

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The value of equity price risk derivative instruments as of August 31, 2020, is disclosed on the Statement of Assets and Liabilities as a liability of $7,920 in payable for variation margin on futures contracts*. For the period from December 4, 2019 (fund inception) through August 31, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $307,114 in net realized gain (loss) on futures contract transactions and $35,946 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the period December 4, 2019 (fund inception) through August 31, 2020 were as follows:

Distributions Paid From
Ordinary income	$9,656
Long-term capital gains	—
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$66,747,377
Gross tax appreciation of investments	$13,926,798
Gross tax depreciation of investments	(1,432,653)
Net tax appreciation (depreciation) of investments	$12,494,145
Undistributed ordinary income	$442,059
Accumulated long-term gains	$24,792
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2020(3)	$10.00	0.11	(1.07)	(0.96)	(0.01)	$9.03	(9.57)%	0.25%(4)	1.89%(4)	4%	$79,338

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)December 4, 2019 (fund inception) through August 31, 2020.
(4)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century ETF Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avantis® U.S. Small Cap Value Fund (the “Fund”), one of the funds constituting the American Century ETF Trust, as of August 31, 2020, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 4, 2019 (fund inception) through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Avantis® U.S. Small Cap Value Fund as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 4, 2019 (fund inception) through August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
October 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm)(2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm)(2013 to 2019)	19	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management)(1998 to 2014)	19	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	82	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustees
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-6488.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel and Vice President since 2017	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACS (2003 to present)
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Approval of Management Agreement

At a meeting held on June 5, 2020, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s trustees (the “Trustees”), including a majority of the independent Trustees, each year.

Prior to its consideration of the renewal of the management agreement, the Trustees requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its Audit Committee on a continual basis and the information received was supplemental to the extensive information that the Board and its Audit Committee receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks of funds with similar objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•information regarding payments to intermediaries by the Advisor; and
•possible economies of scale associated with the Advisor’s management of the Fund; and
•possible collateral benefits to the Advisor from the management of the Fund.

The independent Trustees met separately in private session to discuss the renewal and to review and discuss the information provided in response to their request. The independent Trustees also held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or
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controlling, and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Trustees’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks over different time horizons. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides or arranges for a comprehensive package of services to the Fund. The Board, directly and through its Audit Committee, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The
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Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to the Fund and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was the lowest of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to funds or other advisory clients managed similarly to the Fund. The Advisor informed the Trustees that, as of December 31, 2019, it did not provide services to any other investment companies or comparable accounts that were managed similarly to the Fund.

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Payments to Intermediaries. The Trustees also requested a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments could include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-6488. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended August 31, 2020.

For corporate taxpayers, the fund hereby designates $9,656, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended August 31, 2020 as qualified for the corporate dividends received deduction.

40

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American Century ETF Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-96051 2010

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 13(a)(1) to American Century ETF Trust’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-23305, on October 25, 2018, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Barry A. Mendelson, Ronald J. Gilson, Reginald M. Browne and Stephen E. Yates are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2019: $80,480
FY 2020: $307,330

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2019: $119,500
FY 2020: $0

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are Barry A. Mendelson, Ronald J. Gilson, Stephen E. Yates and Reginald Browne.

(b) Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 13(a)(1) to American Century ETF Trust’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on File No. 811-23305, on October 25, 2018.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century ETF Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	October 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	October 28, 2020

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date:	October 28, 2020